File No. 333-142084
Filed on: April 30, 2021	File No. 811-21104

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	20	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	35	☒
(Check appropriate box or boxes)
VARIABLE ANNUITY ACCOUNT A (EliteDesigns)
(Exact Name of Registrant)

First Security Benefit Life Insurance and Annuity Company of New York
(Name of Depositor)

121 State Street, Albany, New York 12207
(Address of Depositor’s Principal Executive Offices)

1-800-355-4570
(Depositor’s Telephone Number, Including Area Code)

Chris Swickard, Associate General Counsel First Security Benefit Life Insurance and Annuity Company of New York One Security Benefit Place, Topeka, KS 66636-0001
(Name and Address of Agent for Service
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐   immediately upon filing pursuant to paragraph (b)
☒   on May 1, 2021, pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   on May 1, 2021, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2021
ELITEDESIGNS® VARIABLE ANNUITY

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York and offered by Security Distributors, LLC

V7013	32-70131-00 2021/05/01

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Variable Annuity Account A
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.securitybenefit.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497 1-800-888-2461

This Prospectus describes the EliteDesigns Variable Annuity— an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called Variable Annuity Account A (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”).

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference.
      Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should

      The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a Contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2021
V7013	Protected by U.S. Patent No. 7,251,623 B1.	32-70131-00 2021/05/01

review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Beginning on January   1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1 - 800 - 888 - 2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
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Page
Electronic Privileges	57
State Variations	58
Legal Proceedings	58
Sale of the Contract	58
Additional Information	59
Registration Statement	59
Financial Statements	59

Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions	A-1

This Contract is available only in New York. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we”, “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.

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Separate Account — The Variable Annuity Account A, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any applicable withdrawal charges and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
At the time of purchase of the Contract, you may select a 0-Year or 5-Year withdrawal charge schedule. The Company may assess a withdrawal charge on a full or partial withdrawal, including systematic withdrawals, depending on the schedule that you select. If you select the 5-year schedule, the withdrawal charge assessed could be up to 5% of the portion of any withdrawal consisting of Purchase Payments, excluding any Credit Enhancements.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $5,000.
				Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	There are no charges for other contract transactions.			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Fee Table – Examples

Charges and Deductions

Charges and Deductions – Mortality and Expense Risk Charge

Charges and Deductions – Administration Charge

Charges and Deductions – Optional Rider Charges

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.25%	0.45%
	Investment options [2] (Underlying Fund fees and expenses)	0.10%	4.85%
	Optional benefit available for an additional charge [3]	0.10%	0.40%
	[1] As a percentage of Contract Value allocated to the Separate Account. [2] As a percentage of Underlying Fund average net assets. [3] As a percentage of Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs .

	Lowest Annual Cost: $336.01	Highest Annual Cost: $4,262.35
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefits and Underlying Fund fees and expenses
•   No sales charges or advisory fees
•   No additional Purchase Payments, transfers or withdrawals

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	RISKS	Location in Prospectus
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short‑Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Withdrawals may reduce or terminate Contract guarantees.
•   Tax deferral is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•   Each investment option has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security Benefit Life Insurance and Annuity Company of New York. Any obligations, guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com .
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back in the same Subaccount within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments

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Optional Benefits
•   Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•   Certain optional benefits are subject to age restrictions.
•   We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of tan optional benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract – Return of Premium Death Benefit The Contract – Extra Credit The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees
	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters – Introduction Federal Tax Matters – Income Taxation of Annuities in General—Non-Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase . These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is be subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the withdrawal charge (if the 5-Year withdrawal schedule is selected) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.

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Phases of the Contract  — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which have different underlying mutual funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
    A list of the Subaccounts under the Contract is provided in Appendix A:  Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.
Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, if the Owner has elected variable annuity payments under Annuity Option 5, Withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) are permitted after the Annuity Start Date. Optional benefits (e.g., Return of Premium Death Benefit ) terminate upon annuitization.
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) complete surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Return of Premium Death Benefit. For an additional cost , under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Extra Credit Rider. For an additional cost, during the first seven Contract years,   under this rider , we will add   a Credit Enhancement, which provides a bonus of 3% of each Purchase Payment you make during the first Contract Year to your Contract Value.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services  — We offer several additional services:
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day of each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .
       The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)[1]	5%
Transfer Fee (per transfer)	None
1   We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. You must select a 0-year or 5-year withdrawal charge schedule at the time you purchase the Contract. If you purchase the Contract with the 5-year schedule, the amount of the charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, made in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. If you select the 0-year schedule, the Company will not assess a withdrawal charge. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract ( not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below .
Annual Contract Expenses
	Maximum	Minimum
Administrative Expenses	None
Base Contract Expenses [1] (as a percentage of average Contract Value)	0.45%	0.25%
Optional Rider Expenses (as a percentage of Contract Value) [2]	Annual Rider Charge
Return of Premium Death Benefit	0.10%
3% Extra Credit Rider [3]	0.40%
1   This charge is based on the percentage of Contract Value allocated to the Separate Account. If you purchase a Contract with the 0-year schedule, your Base Contract Expenses are 0.20% annually. We reserve the right to apply a higher Base Contract charge to new Subaccounts we add in the future. During the Annuity Period, the Base Contract Expenses are 0.55% in lieu of the amounts described above and regardless of the withdrawal charge schedule selected. See the discussion under “Base Contract Expenses.” This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. If you purchase the Contract with the 0-Year withdrawal charge schedule, the mortality and expense risk charge is equal to an annual rate of 0.20% and is deducted daily. If you purchase the Contract with the 5-Year withdrawal charge schedule, there is no mortality and expense risk charge. During the Annuity Period, the mortality and expense risk charge is 0.30%, regardless of the withdrawal charge schedule selected. See the discussion under Base Contract Expenses – “Mortality and Expense Risk Charge” and Base Contract Expenses – “Administration Charge” later in this Prospectus.
2   If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
3   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix

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A:  Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.10%	4.85%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [1]	0.10%	2.70%

1  Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022 .

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund operating expenses but do not include state premium taxes, which may be applicable to your Contract . The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefits available for an additional charge. The first example assumes the most expensive Annual Underlying Funds expenses . The second Example assumes the least expensive Annual Underlying Funds expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$10,068.20	$19,308.11	$28,458.68	$54,348.40
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period	$5,583.20	$16,649.30	$27,583.01	$54,348.40
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$5,776.80	$17,192.13	$28,425.54	$55,732.10

Based on Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$5,471.39	$5,708.70	$5,713.51	$10,489.70
If you do not surrender ; or if you annuitize your Contract at the end of the applicable time period	$ 867.64	$2,712.43	$4,713.51	$10,489.70
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$1,070.74	$3,340.77	$5,793.67	$12,825.62

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Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the contract for short-term needs, it is not the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is be subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
  Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits, and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
  Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
  Financial Strength and Claims-Paying Ability Risk  — All guarantees under the contract that are paid from our General Account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
  Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters,

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pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk  — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, a Credit Enhancement does not increase the value of such benefits.
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk   — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.

Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the invest-ment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be

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charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund has its own investment objective and policies.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Funds to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including (i) its name, (ii) its type or investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions.  We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read

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these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at FSBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub‑advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b‑1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in an Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”

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Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Charges and Deductions

Transaction Expenses
Contingent Deferred Sales Charge  — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge” or “CDSC”) on a full or partial withdrawal, including systematic withdrawals, as described below.
You may select a 0-Year or 5-Year withdrawal charge schedule at the time of purchase of the Contract. Whether we assess a withdrawal charge and a mortality and expense risk charge will depend on the schedule that you select. You may not change the withdrawal charge schedule after the Contract has been issued. Please see the discussion under “Mortality and Expense Risk Charge” below.
The Company will waive any withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the Free Withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company will waive the withdrawal charge on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company or an affiliate thereof. Such a withdrawal to pay advisory fees will not reduce the Free Withdrawal amount.
If you select the 5-year schedule, the withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceed the Free Withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge. Withdrawals are considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts and free advisory fee withdrawals do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the applicable schedule below:

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0-Year Schedule		5-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	5%
		2	4%
		3	3%
		4	2%
		5	1%
		6 and over	0%

The Company will deduct any withdrawal charge from the withdrawal payment, unless you request that the charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. If the Company deducts the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge. If the Company deducts the withdrawal charge from your remaining Contract Value, the amount of the withdrawal will be increased by an amount sufficient to pay any withdrawal charges associated with the withdrawal request, plus withdrawal charges associated with the additional amount withdrawn to cover such charges. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 5% of Purchase Payments paid under the Contract if you select the 5-year schedule. If you select the 0-year schedule, the Company will not assess a withdrawal charge. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) annuity payments under options that provide for payments for life, or a period of at least seven years; or (3) withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company. The Company will assess any withdrawal charge against the Subaccounts in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value . Assume:
(i)	The Owner purchases the Contract with the 5-Year withdrawal charge schedule
(ii)	A withdrawal of $20,000 is requested in Contract Year 2
(iii)	The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $400, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge % =
($20,000 - $10,000) x 4% = $400
The $400 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,600 ($20,000 - $400).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $416.67, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)   x      Withdrawal Charge %      =
          1 – Withdrawal Charge %
($20,000 - $10,000) x (4% / (1 - 4%)) =
$10,000 x (4% / 96%) =
$10,000 x 4.17% = $416.67

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The $416.67 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,416.67 ($20,000 + $416.67) and the Owner receives a total payment of $20,000.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax. In a series of recent private latter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
In addition, any withdrawal to pay investment advisory fees will reduce your Contract Value. If you elect the Return of Premium Death Benefit Rider, any withdrawal to pay your investment advisory fees will reduce your potential death benefit, perhaps significantly. See “The Contract—Return of Premium Death Benefit” and “—Full and Partial Withdrawals.” If you elect the 3% Extra Credit Rider, we may recapture all or part of any Credit Enhancement that has not yet vested if you make a withdrawal to pay investment advisory fees (unless your adviser has entered into a variable annuity adviser agreement with us). If you elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider, withdrawals to pay investment advisory fees count against the Annual Limit; withdrawals in excess of the Annual Limit will result in a proportional reduction in the Guaranteed Minimum Income Benefit.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.

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Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company may deduct a charge for mortality and expense risks assumed by the Company under the Contract, depending on the withdrawal charge schedule you have selected. Any mortality and expense risk charge is deducted daily and is equal to the applicable percentage below, on an annual basis, of each Subaccount’s average daily net assets.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
5-Year Schedule	None
0-Year Schedule	0.20%

We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets, in lieu of the amounts above and regardless of the withdrawal charge schedule selected. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% for the 0-year withdrawal charge schedule or 0.00% for the 5-year withdrawal charge schedule (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in its role as intermediary for the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.

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Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of the withdrawal charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges  — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date (or Contract Anniversary Date if applicable) and ending on the Annuity Start Date. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Return of Premium Death Benefit	0.10%
3% Extra Credit [1]	0.40%
1 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Payment of Compensation  — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.

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The Contract is available for purchase by an individual as a non‑tax qualified retirement contract (“Non‑Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax‑exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan, or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Optional Riders — Upon your application for the Contract, you may select one or both of the following riders:
•	Return of Premium Death Benefit;
•	Extra Credit at 3%.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See the detailed description of each rider below.
Return of Premium Death Benefit — For an additional charge, as reflect in the Fee Table and the table of benefits, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”

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Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.	Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser).

In the event of a withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal and any withdrawal charge reduce Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your then current Return of Premium Death Benefit, the Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000 ). After the withdrawal, your death benefit is $83,333 . Note that your death benefit decreased by more than the dollar amount of your withdrawal.

See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due or recapture Credit Enhancements that were applied within 12 months of the date of the Owner’s death.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by:
•	any uncollected premium tax; and
•
if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 2 above, we will not reduce the death benefit by any Credit Enhancements).

Note:  If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. If the Designated Beneficiary(ies) can show that it was not reasonably possible to furnish due proof of death and instruction regarding payment within six months of the date of the Owner’s death and the Designated Beneficiary(ies) furnish such proof of death and instructions as soon as reasonably possible, the Company shall calculate the death benefit as set forth under “How do you calculate the death benefit?” above.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Extra Credit — For an additional charge, as reflect in the Fee Table and the table of benefits, under this rider, we will add a bonus, or “Credit Enhancement,” of 3% of each Purchase Payment you make during the first Contract Year to your Contract Value.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments . Assume:
(i)	The Owner purchased the Contract with the Extra Credit Rider.
(ii)	The initial Purchase Payment is $100,000.

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The amount of the Credit Enhancement added to the Contract Value would be $3,000 ($100,000 x 3.0%). Thus, the Contract Value at issue would be $103,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $51,500, the amount of the $50,000 Purchase Payment plus $1,500 ($50,000 x 3.0%).
There are several important points for you to consider before purchasing this rider:
•	As discussed below, we will recapture all or part of any Credit Enhancement that has not yet vested if you make a full or partial withdrawal.
•	We may exclude all or part of any Credit Enhancements from death benefit proceeds. See “Death Benefit” and “Return of Premium Death Benefit.”
•
If you elect this rider, you must select an Annuity Start Date that is at least seven years after the effective date of the rider. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 63 at issue and will be required to annuitize the Contract at age 70½ to meet federal minimum distribution requirements for IRAs.

•	We expect to make a profit from the charge for this rider, and we pay for the Credit Enhancements through the rider charge and recapture of Credit Enhancements under the vesting schedule.
•	We will allocate any Credit Enhancement among the Subaccounts in the same proportion as your Purchase Payment.

What happens if I return the Contract? If you exercise your right to return the Contract during the Free-Look period, we will reduce your Contract Value by the value of any Credit Enhancements applied. See “Free-Look Right.”
What happens if I make withdrawals? If you make a full or partial withdrawal, we will recapture all or part of any Credit Enhancement that has not yet “vested.” An amount equal to 1/7 of each Credit Enhancement will vest as of each Contract anniversary and the Credit Enhancement will be fully vested at the end of seven Contract Years.
We will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount available under the Contract. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company. See “Contingent Deferred Sales Charge.”
The amount we will recapture upon withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. As of the date of the withdrawal, this percentage equals:
1.	The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal amount, divided by
2.	Contract Value immediately prior to the withdrawal.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount . Assume:
(i)	The Owner purchased the Contract with the Extra Credit Rider.
(ii)	The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $5,250 ($175,000 x 3.0%). Thus, the Contract Value at issue would be $180,250.
An amount equal to 1/7 of the Credit Enhancement vests each Contract Anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $5,250 Credit Enhancement vests each year:

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Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$5,250
2	$750	$4,500
3	$1,500	$3,750
4	$2,250	$3,000
5	$3,000	$2,250
6	$3,750	$1,500
7	$4,500	$750
8	$5,250	$0.00

Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
( Withdrawal Amount - Free Withdrawal Amount)             x   Unvested Credit  =
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)         Enhancement
($20,000 - $10,000) x $3,750 = $389.61
($100,000 - $3,750)
How do I know if this rider is right for me? The Extra Credit Rider would make sense for you only if:
•	you do not expect to make Purchase Payments to the Contract after the first Contract Year, and
•	you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed -5.00%.

This return represents the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The return is net of Contract and Underlying Fund expenses. This means that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
What this all means is:
•	if your actual returns are greater than the amount set forth above and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider.
•	if your actual returns are less, or if you make additional Purchase Payments after the first Contract Year , you will be worse off than if you had not purchased the rider.
•
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.

Are there age restrictions on purchasing this rider? The Owner must be 80 or younger on the Contract Date.

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Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $2,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living and we are still accepting Purchase Payments. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received at the Company’s Administrative Office. Changes in the

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allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that becomes no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Alger Large Cap Growth	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
PIMCO VIT Low Duration – Administrative Class	April 4, 2011
PIMCO VIT Real Return – Administrative Class	April 4, 2011
Vanguard® VIF Small Company Growth	May 1, 2019

In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount.
If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, those automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount) you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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•
If you had Contract Value allocated to the Alger Large Cap Growth Subaccount on April 30, 2021 , your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Large Cap Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.

•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.

•
If you allocate a Purchase Payment to the PIMCO VIT Low Duration Subaccount – Administrative Class or the PIMCO VIT Real Return Subaccount – Administrative Class, we will allocate the applicable portion of the Purchase Payment to a Subaccount that invests in the Advisor Class of the PIMCO VIT Low Duration Subaccount or the PIMCO VIT Real Return Subaccount, respectively. The Advisor Class imposes a distribution and/or service (12b-1) fee of 0.25%, which is 0.10% higher than the 0.15% service fee imposed by the Administrative Class.

•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.

Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

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You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer

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requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one h our prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Probabilities, Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher , which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of time;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a specified period beginning on the date of the letter.

In addition, if you make a certain number of transfers from any Subaccount listed below followed by a transfer to that Subaccount (or to the Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12‑month period (or such shorter period as specified in the chart below,) the Company will prohibit further

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transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The round trip transfers applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1 Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
7TwelveTM Balanced Portfolio	30 days
AB VPS Dynamic Asset Allocation, AB VPS Global Thematic Growth, AB VPS Growth and Income, AB VPS Small/Mid Cap Value	30 days
Alger Capital Appreciation [1] , Alger Large Cap Growth [1]	30 days
ALPS/Alerian Energy Infrastructure	30 days
American Century VP Disciplined Core Value , American Century VP Inflation Protection, American Century VP International, American Century VP Mid Cap Value , American Century VP Value	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS® Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income, American Funds IS® International, American Funds IS® International Growth and Income, American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I., BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP, DWS International Growth VIP, DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap, Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate, Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT Growth Opportunities, Goldman Sachs VIT High Quality Floating Rate, Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value, Goldman Sachs VIT Mid Cap Value, Goldman Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggen-heim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equity and Income, Invesco V.I. Global , Invesco V.I. Global Core Equity, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Global Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income, Invesco V.I. High Yield, Invesco V.I. International Growth, Invesco V.I. Main Street Small Cap ® , Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. S&P   500 Index, Invesco V.I. Small Cap Equity
30 days
Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Core Equity, Ivy VIP Energy, Ivy VIP Global Bond, Ivy VIP Global Equity Income, Ivy VIP Global Growth, Ivy VIP Growth, Ivy VIP High Income, Ivy VIP International Core Equity, Ivy VIP Limited-Term Bond, Ivy VIP Mid Cap Growth, Ivy VIP Natural Resources, Ivy VIP Science and Technology, Ivy VIP Securian Real Estate Securities, Ivy VIP Small Cap Core, Ivy VIP Small Cap Growth, Ivy VIP Value
60 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio, JPMorgan Insurance Trust US Equity Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC [2] , Lord Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS® VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery, MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond (Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term, PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Real Estate Shares VCT, Pioneer Strategic Income VCT	30 days
Probabilities Fund	Unlimited
Putnam VT Diversified Income, Putnam VT Global Asset Allocation, Putnam VT Growth Opportunities, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Value, Putnam VT Multi‑Asset Absolute Return, Putnam VT Multi-Cap Core, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®, Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals, Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P 500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS® Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF, TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term Investment Grade, Vanguard® VIF Small Company Growth [3] , Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total Stock Market Index
30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series, Virtus Strategic Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio	30 days
Wells Fargo International Equity VT, Wells Fargo Omega Growth VT, Wells Fargo Opportunity VT	30 days
Western Asset Variable Global High Yield Bond	30 days
1   You may transfer Contract Value to the Alger Capital Appreciation and Alger Large Cap Growth Subaccounts only if you had Contract Value allocated to that Subaccount on April 30, 2021.
2    You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May  5, 2021 .
3    You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block-restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected

33

(for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. The Probabilities, Redwood, Rydex and certain Federated Subaccounts do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Probabilities, Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher , which are reflected in Underlying Fund performance .
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Payment of Purchase Payments,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•	Charges assessed in connection with the Contract, including charges for any optional riders selected.

The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

34

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition to Purchase Payments, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described here in). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.” Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.”
The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract of 0.00% or 0.20% annually, as applicable, (5) the administration charge for that Subaccount , and (6) the deduction of the Underlying Fund’s fees and expenses .
The mortality and expense risk charge of 0.00% or 0.20% as applicable and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions

35

include full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 25 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) after the Annuity Start Date are permitted only under Annuity Option 5 (and only if the Owner has elected variable annuity payments under Annuity Option 5). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally, 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than five years and the Company issued the Contract with a 5-year withdrawal charge schedule) and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals made to pay the fees of your investment adviser. A request for a partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) will be deducted from the requested payment amount as will any premium tax charge and/or a percentage of Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge or premium tax charge and unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal

36

to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) is requested that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) or 408 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges (if applicable) will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private latter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

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In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value . See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. If the Designated Beneficiary(ies) can show that it was not reasonably possible to furnish due proof of death and instruction regarding payment within six months of the date of the Owner’s death and the Designated Beneficiary(ies) furnish such proof of death and instructions as soon as reasonably possible, the Company shall not restrict the calculation of the death benefit to the Contract Value as described above.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

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Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Distribution Requirements — For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
 The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary of a Non‑Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have been previously offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	• The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Authorizes the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option	• The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•   Each payment must be at least $100 (unless we consent otherwise).
•   Withdrawals may be subject to income tax and penalties.
•   If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10%
•   The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•   We will reduce the death benefit offered under this rider by any uncollected premium tax and if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (unless the death benefit is the Contract Value).
•   If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•   The Owner and any Joint Owner must be 80 or younger on the Contract Date.
•   Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
•   If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•   The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•   You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•   Credit Enhancements are not fully vested until the seventh Contract Anniversary. Until that date, all or a portion of the Credit Enhancement(s) will be forfeited under certain circumstances..
•   Available only if the Owner was age 80 or younger on the Contract Date.

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Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G for 45 years and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis (note that less frequent payments will result in a larger payment amount, assuming the same amount is applied to purchase the annuity), although no payments will be made for less than $20. If the Company refuses to make payments of less than $20, the Company reserves the right to permit surrender of the Contract with no withdrawal charges in lieu of making such payments.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in

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calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. Annuity Payments are calculated on the basis of Annuity Units. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

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Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for the Annuity Options for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before

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electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of an investment adviser) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate,” we will delay any transfer, full or partial withdrawal

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request, or death benefit payment from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.

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The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more

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than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control.  In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income . The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case , due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
      The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” And “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the

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death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole Designated Beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a

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qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that fees associated for any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes.

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As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the employee reaches age 72 (70½ for employees who reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee would have reached age 70½ before January 1, 2020). If there is no designated beneficiary, the entire interest must be distributed by the end of the fifth calendar year following the year of death. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

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Section 408.  Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 105 ,000 to $ 125 ,000 for a married couple filing a joint return and $ 66 ,000 to $ 76 ,000 for a single taxpayer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 198 ,000 and $ 208 ,000 in 2021 . Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72 (70½ for contract owners reaching that age before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2021 ($198 ,000 to $ 208 ,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service.

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Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 401, 403(b), governmental 457 plan or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee’s spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
A 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g. certain disaster relief distributions.)
Minimum Distribution Tax. If the amount distributed from a 403(b) plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The

54

value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a 403(b) plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract

55

owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to us because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you a notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted

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by law. The Separate Account may be de‑registered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at
https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract .
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

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State Variations  — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by the state of New York insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018 , the amounts paid to SDL in connection with all contracts sold through the Separate Account were $ 0, $ 668, and $9,472, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SBL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions for sales by Selling Broker-Dealers as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.15% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments), and 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation to the Selling Broker-Dealer’s registered representatives in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative of a Selling Broker-Dealer who sells you the Contract may receive a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask

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 your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained from the SEC’s web site ( http://www.sec.gov ). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by calling 1‑800‑888‑2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL .
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information , which is available online at https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL . You can also request this information at no cost by calling 1‑800‑888‑2461 or by sending an email request to F SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://fsbl.com/annuities/elitedesigns/ .
Investment Type	Fund Adviser/ Sub-Adviser	Current Expenses [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	7Twelve™ Balanced Portfolio – Class 3 Adviser: 7Twelve Advisors, LLC	1.22%	5.40%	3.56%	N/A
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.07%	4.86%	5.76%	N/A
Global Equity	AB VPS Global Thematic Growth – Class B Adviser: AllianceBernstein L.P.	1.26%	39.08%	17.03%	9.67%
Large Cap Value	AB VPS Growth and Income – Class B Adviser: AllianceBernstein L.P.	0.88%	2.47%	9.46%	11.29%
Mid Cap Value	AB VPS Small/Mid Cap Value – Class B Adviser: AllianceBernstein L.P.	1.08%	3.05%	8.07%	8.48%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.16%	8.55%	11.48%	9.31%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.89%	9.48%	3.42%	2.90%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.93%	8.47%	10.58%	10.68%
Large Cap Growth	Alger Capital Appreciation [2] – Class S Adviser: Fred Alger Management, LLC	1.18%	41.40%	19.72%	16.65%
Large Cap Growth	Alger Large Cap Growth [2] – Class S Adviser: Fred Alger Management, LLC	1.11%	66.67%	22.15%	16.11%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.40%	(25.12)%	(0.40)%	N/A
Large Cap Value	American Century VP Disciplined Core Value – Class II Adviser: American Century Investment Management, Inc .	0.95%	11.45%	11.74%	11.37%
Inflation-Protected Bond	American Century VP Inflation Protection – Class II Adviser: American Century Investment Management, Inc.	0.72%	9.55%	4.64%	3.33%
International Equity	American Century VP International – Class II Adviser: American Century Investment Management, Inc .	1.51%	25.65%	11.01%	7.58%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc .	1.16%	1.11%	9.19%	10.27%

A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc .	1.13%	0.83%	8.67%	9.57%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	12.16%	10.31%	9.68%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	1.08%	9.62%	4.84%	2.83%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.06%	30.17%	15.96%	12.62%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.24%	29.39%	14.15%	9.17%
Large Cap Growth	American Funds IS ® Growth – Class 4 Adviser: Capital Research and Management Company	0.86%	51.71%	22.44%	16.57%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.80%	13.25%	13.65%	12.47%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.05%	13.66%	10.45%	6.43%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.18%	5.73%	7.67%	5.20%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.98%	6.38%	2.82%	N/A
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.27%	23.29%	13.05%	6.28%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class 3 Adviser: BlackRock Advisors, LLC	0.96%	19.50%	14.31%	12.86%
Large Cap Value	BlackRock Basic Value V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	3 .13%	8.28%	8.84%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.19%	41.52%	20.34%	14.94%
Large Cap Value	BlackRock Equity Dividend V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	3 .57%	10.57%	10.14%
Global Allocation	BlackRock Global Allocation V.I. – Class 3 Adviser: BlackRock Advisors , LLC	1.13%	20.79%	9.17%	6.61%
High Yield Bond	BlackRock High Yield V.I. – Class 3 Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.92%	7.01%	7.60%	6.31%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.16%	43.43%	22.07%	17.39%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	10.64%	11.71%	11.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	69.57%	25.58%	17.35%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.52%	17.71%	14.63%	13.31%

A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	1.06%	23.38%	16.30%	12.44%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.53%	12.16%	N/A	N/A
Global Bond	Dimensional VA Global Bond Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.24%	1.46%	2.24%	2.46%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.46%	11.29%	8.87%	N/A
International Equity	Dimensional VA International Small Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.57%	9.41%	8.47%	6.82%
International Equity	Dimensional VA International Value Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.44%	(1.76)%	5.31%	2.83%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.21%	0.60%	1.30%	0.85%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio Adviser: Dimensional Fund Advisors LP	0.27%	(1.38)%	9.07%	10.43%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio Adviser: Dimensional Fund Advisors LP	0.38%	3.98%	8.45%	9.35%
Large Cap Growth	DWS Capital Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.75%	38.70%	19.52%	15.97%
Large Cap Blend	DWS Core Equity VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.94%	15.67%	13.45%	13.23%
Large Cap Value	DWS CROCI ® U.S. VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.12%	(12.41)%	3.89%	5.84%
Global Equity	DWS Global Small Cap VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.39%	16.94%	6.34%	6.30%
High Yield Bond	DWS High Income VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.30%	5.77%	7.46%	5.81%
Global Equity	DWS International Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.81%	22.29%	11.47%	7.56%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.25%	(1.11)%	5.13%	6.56%

A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Floating Rate Bond	Eaton Vance VT Floating-Rate Income Adviser: Eaton Vance Management	1.20%	2.00%	4.20%	3.42%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.86%	5.21%	3.00%	2.66%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	0.84%	5.59%	7.51%	6.37%
Balanced /Asset Allocation	Fidelity ® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited ; Fidelity Management & Research ( Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.73%	22.13%	12.47%	10.10%
Large Cap Blend	Fidelity ® VIP Contrafund ® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.86%	30.23%	15.90%	13.23%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.85%	18.12%	10.54%	10.55%
Emerging Markets	Fidelity ® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.17%	30.88%	15.94%	5.87%
Large Cap Growth	Fidelity ® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.79%	7.59%	11.34%	11.37%
Large Cap Growth	Fidelity ® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.89%	68.21%	28.91%	21.53%
High Yield Bond	Fidelity ® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.92%	2.42%	6.70%	5.30%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	17.95%	14.81%	13.49%

A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Fidelity ® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited ; Fidelity Management & Research ( Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.64%	9.16%	5.18%	4.08%
Mid Cap Growth	Fidelity ® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.87%	17.87%	10.79%	9.22%
International Equity	Fidelity ® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; and FIL Investments (Japan) Limited	1.04%	15.33%	8.98%	6.56%
Specialty-Sector	Fidelity ® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.91%	(6.79)%	3.25%	7.40%
Multi-Sector Bond	Fidelity ® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	0.92%	7.25%	6.02%	4.58%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.94%	44.88%	19.30%	14.36%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	5.52%	10.35%	10.18%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	0.69%	6.94%	5.98%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	44.63%	19.26%	15.10%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.22%	(4.46)%	5.14%	6.27%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.98%	(5.04)%	5.88%	6.99%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.90%	15.97%	14.76%	12.37%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%

A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.11%	55.09%	19.52%	14.04%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.02%	3.43%	4.30%	3.74%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	3.83%	2.26%	2.03%
Mid Cap Growth	Goldman Sachs VIT Growth Opportunities – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.48%	44.16%	18.93%	14.28%
Floating Rate Bond	Goldman Sachs VIT High Quality Floating Rate – Service Class Adviser: Goldman Sachs Asset Management L.P.	0.97%	0.58%	1.31%	1.54%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.62%	6.53%	5.20%	4.28%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	3.73%	7.71%	8.60%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.14%	8.17%	9.73%	9.08%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.33%	8.34%	10.96%	10.34%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	39.98%	19.90%	11.13%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	1.88%	9.67%	9.13%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.47%	0.01%	3.70%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	1.91%	2.60%	(1.33)%	(1.51)%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	4.93%	2.19%	2.89%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	12.59%	9.51%	8.17%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.91%	7.39%	2.01%	2.38%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	(0.97)%	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	4.30%	10.64%	8.46%

A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	37.87%	20.27%	15.31%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	32.10%	17.14%	13.68%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	6.65%	8.59%	6.31%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.40%	21.04%	8.92%	7.57%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	41.99%	19.26%	15.03%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.18%	0.86%	6.73%	8.07%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.50%	9.99%	7.62%	6.12%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	(1.09)%	8.30%	9.18%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.06%	13.57%	10.40%	9.28%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
Balanced /Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	9.65%	8.61%	8.29%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd.	1.25%	13.03%	9.24%	6.60%
Global Equity	Invesco V.I. Global Fund – Series II Adviser: Invesco Advisers, Inc.	1.06%	27.34%	14.56%	11.36%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.29%	(12.56)%	2.89%	4.69%
Multi-Sector Bond	Invesco V.I. Global Strategic Income Fund – Series II Adviser: Invesco Advisers, Inc.	1.18%	2.99%	4.15%	3.34%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.01%	1.85%	8.40%	9.05%

A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.23%	14.20%	9.16%	12.81%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.20%	2.90%	5.71%	4.99%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.94%	9.33%	7.55%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
Large Cap Blend	Invesco V.I. S&P 500 Index – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.63%	17.70%	14.45%	13.18%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.21%	26.87%	11.55%	9.87%
Global Allocation	Ivy VIP Asset Strategy Adviser: Ivy Investment Management Company	1.02%	13.88%	8.61%	6.15%
Balanced /Asset Allocation	Ivy VIP Balanced Adviser: Ivy Investment Management Company	1.03%	14.11%	8.90%	8.90%
Large Cap Growth	Ivy VIP Core Equity Adviser: Ivy Investment Management Company	1.00%	21.52%	13.76%	12.82%
Specialty-Sector	Ivy VIP Energy Adviser: Ivy Investment Management Company	1.38%	(36.83)%	(12.74)%	(8.42)%
Global Bond	Ivy VIP Global Bond Adviser: Ivy Investment Management Company	1.28%	8.15%	5.68%	3.37%
Global Equity	Ivy VIP Global Equity Income Adviser: Ivy Investment Management Company	1.03%	3.15%	6.76%	7.63%
Global Equity	Ivy VIP Global Growth Adviser: Ivy Investment Management Company	1.23%	20.58%	11.44%	8.87%
Large Cap Growth	Ivy VIP Growth Adviser: Ivy Investment Management Company	1.01%	30.55%	19.01%	16.22%
High Yield Bond	Ivy VIP High Income Adviser: Ivy Investment Management Company	0.97%	6.03%	7.42%	6.52%
International Equity	Ivy VIP International Core Equity Adviser: Ivy Investment Management Company	1.17%	7.19%	5.41%	4.78%
Short Term Bond	Ivy VIP Limited-Term Bond Adviser: Ivy Investment Management Company	0.81%	4.14%	2.49%	2.02%
Mid Cap Growth	Ivy VIP Mid Cap Growth Adviser: Ivy Investment Management Company	1.15%	49.00%	22.57%	15.22%
Specialty-Sector	Ivy VIP Natural Resources Adviser: Ivy Investment Management Company	1.32%	(11.99)%	(1.17)%	(5.82)%
Specialty-Sector	Ivy VIP Science and Technology Adviser: Ivy Investment Management Company	1.16%	35.36%	20.80%	17.09%

A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Ivy VIP Securian Real Estate Securities Adviser: Ivy Investment Management Company Sub-Adviser: Securian Asset Management Inc.	1.46%	(3.13)%	4.57%	7.87%
Small Cap Blend	Ivy VIP Small Cap Core Adviser: Ivy Investment Management Company	1.20%	7.03%	11.79%	9.32%
Small Cap Growth	Ivy VIP Small Cap Growth Adviser: Ivy Investment Management Company	1.18%	37.66%	15.59%	11.15%
Large Cap Value	Ivy VIP Value Adviser: Ivy Investment Management Company	1.01%	1.98%	8.36%	9.04%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Capital Management, LLC	0.97%	19.18%	17.92%	14.97%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Capital Management, LLC	1.01%	39.03%	20.73%	16.73%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Capital Management, LLC	1.06%	(1.21)%	8.36%	7.75%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Capital Management, LLC	1.08%	16.02%	8.77%	0.66%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Capital Management, LLC	0.85%	32.58%	17.38%	14.38%
Intermediate Term Bond	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	0.81%	7.68%	4.04%	3.61%
Small Cap Blend	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	1.12%	13.34%	11.25%	10.97%
Large Cap Blend	JPMorgan Insurance Trust US Equity Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	1.01%	24.95%	15.73%	13.99%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.91%	7.30%	7.41%	6.44%
Small Cap Growth	Lord Abbett Series Developing Growth VC [2] – Class VC Adviser: Lord, Abbett & Co. LLC	1.24%	72.60%	24.72%	17.32%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.02%	15.42%	13.79%	11.62%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	1.77%	8.16%	8.18%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	2.70%	8.94%	8.66%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.25%	39.38%	18.09%	13.41%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	2.50%	5.84%	7.40%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.72%	7.43%	4.53%	4.22%
Emerging Markets	MFS ® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	1.98%	10.33%	11.32%	2.33%

A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Global Allocation	MFS ® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.08%	5.99%	6.21%	5.14%
High Yield Bond	MFS ® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.03%	4.85%	7.00%	5.66%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	22.20%	18.39%	14.71%
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	12.71%	9.34%	5.71%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	20.20%	12.42%	10.87%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.05%	13.60%	13.38%	12.22%
Small Cap Growth	MFS ® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	45.58%	22.68%	14.41%
Large Cap Blend	MFS ® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	16.31%	14.45%	12.77%
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	9.52%	8.58%	8.07%
Intermediate Term Bond	MFS ® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	8.17%	4.92%	4.15%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.40%	5.53%	6.30%	4.72%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.55%	14.36%	10.18%	2.98%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.93%	9.96%	10.17%	7.75%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.95%	6.49%	4.82%	3.64%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%

A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	8.43%	6.51%	5.00%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.92%	19.56%	13.05%	11.62%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.48%	7.91%	7.85%	4.54%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.48%	1.23%	2.54%	(5.49)%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.20%	6.60%	7.64%	5.22%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.03%	10.01%	4.71%	2.62%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.44%	16.71%	8.83%	4.59%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	5.64%	7.09%	5.93%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	10.66%	5.28%	2.53%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	2.89%	1.91%	1.69%
Inflation-Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.94%	11.60%	5.15%	3.53%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	2.14%	2.17%	1.60%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	8.54%	4.65%	3.83%
Intermediate Core-Plus Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.90%	8.42%	4.71%	4.38%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.05%	(0.26)%	9.42%	10.26%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.36%	1.98%	6.39%	5.13%
Specialty-Sector	Pioneer Real Estate Shares VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.71%	(7.62)%	3.61%	7.74%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.60%	7.37%	5.33%	4.20%
Specialty	Probabilities Fund – Class 2 Adviser: Probabilities Fund Management, LLC	4.85%	(8.44)%	4.00%	N/A

A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC	1.05%	(0.90)%	4.27%	3.46%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC	1.12%	12.31%	8.47%	8.38%
Large Cap Growth	Putnam VT Growth Opportunities – Class IB Adviser: Putnam Investment Management, LLC	0.90%	38.71%	22.04%	16.94%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.97%	5.21%	7.37%	5.73%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	5.72%	5.01%	4.72%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC	0.82%	5.80%	11.25%	11.60%
Specialty	Putnam VT Multi - Asset Absolute Return – Class IB Adviser: Putnam Investment Management, LLC	1.80%	(7.38)%	(0.55)%	N/A
Multi Cap Blend	Putnam VT Multi-Cap Core – Class IB Adviser: Putnam Investment Management, LLC	0.92%	17.27%	14.44%	13.20%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC	1.15%	48.30%	16.97%	12.05%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	3.37%	10.26%	7.00%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.82%	(8.46)%	6.33%	5.26%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.82%	19.75%	13.79%	3.79%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.82%	21.31%	7.33%	16.87%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.98%	(22.72)%	(2.71)%	(10.25)%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.82%	7.58%	6.34%	9.98%
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	2.02%	1.73%	21.67%	20.02%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.82%	55.95%	28.72%	17.67%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.82%	(34.17)%	(8.39)%	(7.96)%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.82%	(37.33)%	(19.36)%	(15.49)%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	2.01%	0.24%	4.84%	2.78%

A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.82%	(0.11)%	8.48%	8.02%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.48%	21.96%	8.07%	8.42%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.82%	18.68%	10.32%	13.98%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.86%	4.64%	6.95%	5.44%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.82%	60.21%	22.18%	16.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	2.02%	(45.76)%	(31.48)%	(28.59)%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	3.09%	(21.09)%	(8.88)%	(9.96)%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.98%	(24.89)%	(14.23)%	(13.96)%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	2.01%	(38.00)%	(21.61)%	(19.89)%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	2.04%	(30.81)%	(15.89)%	(14.83)%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.97%	(25.02)%	(15.26)%	(14.94)%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.81%	40.46%	19.74%	12.00%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.82%	21.01%	12.25%	13.02%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.97%	10.69%	14.03%	13.41%
Large Cap Growth	Rydex VIF NASDAQ - 100® Adviser: Security Investors, LLC	1.84%	44.95%	22.04%	18.64%
Large Cap Growth	Rydex VIF NASDAQ - 100® 2x Strategy Adviser: Security Investors, LLC	1.99%	86.87%	41.55%	35.82%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.82%	20.03%	18.95%	17.57%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.74%	34.30%	24.75%	(3.76)%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.82%	(5.82)%	4.99%	6.59%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.82%	43.69%	14.39%	13.36%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	2.03%	20.04%	15.39%	12.67%

A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	2.01%	17.21%	17.28%	14.64%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.95%	18.10%	22.91%	21.84%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.73%	27.32%	14.18%	13.32%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.73%	(10.56)%	5.39%	8.43%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.72%	30.47%	9.36%	9.20%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.72%	7.42%	9.22%	7.99%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.72%	15.76%	10.31%	10.16%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.72%	(5.97)%	3.44%	4.91%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.12%	(14.03)%	(2.39)%	0.73%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.82%	49.25%	24.79%	16.60%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	9.49%	7.85%	3.94%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.82%	40.62%	14.12%	12.39%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.42%	0.07%	0.31%	0.15%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.82%	(5.13)%	8.64%	8.70%
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	2.08%	9.69%	0.09%	(4.74)%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	33.92%	19.22%	17.20%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	0.96%	9.59%	8.94%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	29.27%	13.77%	19.87%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.95%	4.46%	2.27%	1.52%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.44%	17.18%	15.57%	3.66%

A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel , LLC	1.13%	(1.16)%	3.30%	2.42%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	(4.92)%	0.66%	1.56%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited	1.16%	5.80%	6.15%	6.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	2.10%	(2.39)%	2.19%	2.37%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	0.12%	0.11%	N/A
Balanced /Asset Allocation	TOPS ® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	0.08%	0.07%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.85%	0.07%	0.05%	N/A
Balanced/Asset Allocation	TOPS ® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	0.11%	0.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	0.06%	0.06%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	0.05%	0.07%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	0.06%	0.06%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	0.10%	0.09%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.65%	38.62%	21.77%	N/A
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.38%	18.83%	5.93%	(3.83)%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	10.68%	10.77%	9.88%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	17.47%	15.96%	14.98%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	11.73%	8.10%	N/A
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	Vanguard ® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	11.78%	10.30%	10.60%
Large Cap Value	Vanguard ® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group , Inc	0.30%	3.25%	10.45%	11.62%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	18.20%	15.05%	13.72%
Global Bond	Vanguard ® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	6.67%	N/A	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.41%	43.09%	19.96%	17.11%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP	0.26%	5.67%	7.22%	6.38%
International Equity	Vanguard ® VIF International Adviser: Bailie Gifford Overseas Ltd .; Schroder Investment Management North America Inc.	0.38%	57.58%	21.30%	12.10%
Mid Cap Blend	Vanguard® VIF Mid - Cap Index Adviser: The Vanguard Group, Inc.	0.17%	18.07%	13.14%	12.26%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.12%	13.78%	9.80%	N/A
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	(4.85)%	5.66%	8.60%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	5.49%	3.39%	2.73%
Small Cap Growth	Vanguard ® VIF Small Company Growth [2] Adviser: ArrowMark Colorado Holdings, LLC ; The Vanguard Group , Inc.	0.30%	23.18%	15.74%	13.53%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	7.58%	4.36%	3.71%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.10%	11.18%	N/A	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	20.55%	15.23%	13.60%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.20%	(1.55)%	5.83%	8.78%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.29%	44.64%	31.51%	22.55%

A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Newfleet Asset Management, LLC	1.20%	6.53%	5.97%	4.97%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.19%	23.64%	6.86%	3.69%
Balanced/Asset Allocation	Virtus Strategic Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Newfleet Asset Management, LLC	1.00%	33.96%	13.77%	10.21%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investment Advisers, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.27%	40.56%	17.30%	13.58%
Specialty-Sector	VY Clarion Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.48%	(5.19)%	3.54%	5.01%
Specialty-Sector	VY Clarion Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.43%	(6.69)%	3.77%	7.51%
International Equity	Wells Fargo International Equity VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.38%	4.93%	5.18%	3.89%
Large Cap Growth	Wells Fargo Omega Growth VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.06%	43.18%	21.63%	16.12%
Mid Cap Blend	Wells Fargo Opportunity VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.11%	21.00%	14.83%	11.79%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC ; Western Asset Management Company Limited (London); and Western Asset Management Company Pte. Ltd. (Singapore)	1.10%	7.12%	7.92%	5.56%
1   Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements
2   This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

The optional riders are not subject to investment restrictions.

A-17

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus.  You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at
https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov , and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier C000049771

Prospectus

ELITEDESIGNS ® VARIABLE ANNUITY

May 1, 2021

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York and offered by Security Distributors, LLC

V7013B (PRS)	32-70130-02 2021/05/01

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
Variable Annuity Account A
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497 1-800-888-2461
This Prospectus describes the EliteDesigns Variable Annuity— an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called Variable Annuity Account A (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference.
      Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Beginning on January   1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2021

V7013B (PRS)	Protected by U.S. Patent No. 7,251,623 B1.	32-70130-02 2021/05/01

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1 - 800 - 888 - 2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

This Contract is available only in New York. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Page
Reports to Owners	49
Electronic Privileges	50
Legal Proceedings	50
Sale of the Contract	50
Additional Information	52
Registration Statement
Financial Statements	52
52

Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions	A-1

This Contract is available only in New York. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — First Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we”, “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account A, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.

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Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.			Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other contract transactions.			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Contracts issued before February 1, 2013:

Fee Table

Fee Table – Examples

Charges and Deductions – Mortality and Expense Risk Charge

Charges and Deductions – Return of Premium Death Benefit Rider Charge

Charges and Deductions – Administration Charge

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.45%
	Investment options [2] (Underlying Fund fees and expenses)	0.10%	4.85%
	Optional benefit available for an additional charge [3]	0.10%
[1]   As a percentage of Contract Value allocated to the Separate Account. The Base Contract Annual Fee is 0.55% during the Annuity Period.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value.

	Contracts issued on or after February 1, 2013:
	Annual Fee	Minimum	Maximum
	Base Contract [1]	0.45%
	Investment options [2] (Underlying Fund fees and expenses)	0.10%	4.85%
	Optional benefit available for an additional charge [3]	0.35%

[1]   As a percentage of Contract Value allocated to the Separate Account. The Base Contract Annual Fee is 0.55% during the Annuity Period.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges.

	Lowest Annual Cost: $523.02	Highest Annual Cost: $4,234.63
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No advisory fees
•   No additional Purchase Payments, transfers or withdrawals

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefit and Underlying Fund fees and expenses
•   No advisory fees
•   No additional Purchase Payments, transfers or withdrawals

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	RISKS	Location in Prospectus
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract The Contract – General
Not a Short-Term Investment
•   This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•   Withdrawals may reduce or terminate Contract guarantees.
•   The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•   Each investment option has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security Benefit Life Insurance and Annuity Company of New York. Any obligations, guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com .
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back in the same Subaccount within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments

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Optional Benefits
•   The Return of Premium Death Benefit is only available at Contract issue. You cannot change or cancel it after issue.
•   We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of the Return of Premium Death Benefit by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Benefits Under the Contract The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees
	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters – Introduction Federal Tax Matters – Income Taxation of Annuities in General—Non‑Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase.   During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your

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Purchase Payments and earnings in the Subaccounts that are available under the Contract, which have different underlying mutual funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
    A list of the Subaccounts under the Contract is provided in   Appendix A:  Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions   to this Prospectus.
Annuity (Payout) Phase.   The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, if an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider Charge if you elect Annuity Option 5 or 6.
Contract Features  —
Accessing Your Money.   Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment.   You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) complete surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provide an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Return of Premium Death Benefit.   For an additional cost , under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services  —   We offer several additional services:
Dollar Cost Averaging.   You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day of each month or pursuant to a salary reduction agreement.
Systematic Withdrawals.   You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .

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  The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None

  The next table describes the fees and expenses that you will pay each year during the time that you own the Contract ( not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below .
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value )	0.45% [1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0. 10% [2]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0. 35% [3]
1   This charge is based on the percentage of Contract Value allocated to the Separate Account. The Base Contract Expenses are 0.55% during the Annuity Period .
2    This is the Optional Benefit Expense
  for Contracts issued before February 1, 2013. This charge may differ for Subaccounts that the Company adds in the future. See the discussion under “Administration Charge.”
3   This is the Optional Benefit Expense for Contracts issued on or after February 1, 2013.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses , may be found in Appendix A at the back of this Prospectus .
Annual Underlying Fund Operating Expenses
	Minimum	Maximum
Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b 1) fees, service fees, and other expenses)	0. 10%	4.85%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [1]	0. 10%	2. 70%

1    Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2021.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses, and annual Underlying Fund fees and expenses .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Funds Expenses. The second Example assumes the least expensive Annual Underlying Funds Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$5,631.64	$16,785.33	$27,794.50	$54,697.35

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$ 918.45	$2,869.86	$4,984.57	$11,078.28

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Investment Portfolios you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the contract for short-term needs, it is not the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this contract is more beneficial to investors with a long time horizon.
Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value, and may therefore conflict with your personal investment objectives. Certain Underlying Funds advised by our affiliate employ such risk management strategies, which may help us manage our financial risks. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  — All guarantees under the contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

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Cybersecurity and Business Disruption Risk  —Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your contract, and your contract value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information about the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of

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the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund has its own investment objective and policies.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
A list of each Underlying Fund, its share class (if applicable), a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. For a complete description of the Underlying Funds’ investment objectives, strategies and risks, please refer to the Underlying Funds’ prospectuses.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Funds to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.

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Information regarding each Underlying Fund , including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions . We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at F SBLProspectusRequests@securitybenefit.com or visiting
https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL.
Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment. No minimum amount of Contract Value is guaranteed.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
The Underlying Funds currently available under the Contract are listed and described in Appendix A to this prospectus, entitled “Underlying Funds Available Under the Contract .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.25% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b‑1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in an Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering a distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.

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For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in the form of 12b‑1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for it to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Charges and Deductions

Transaction Expenses
The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value, nor does it assess a contingent deferred sales charge (otherwise known as a withdrawal charge or surrender charge) on full or partial withdrawals. Certain charges will be deducted in connection with the Contract, as described below.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may

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terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax. In a series of recent private latter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not charge Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The mortality and expense risk charge is deducted daily and is equal to 0.20%, on an annual basis, of each Subaccount’s average daily net assets.
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts

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available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in its role as intermediary for the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Optional Benefit Charge
Return of Premium Death Benefit Rider Charge  — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from Contract Value for the Return of Premium Death Benefit rider. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35% (for Contracts issued on or after February 1, 2013) or 0.10% (for Contracts issued before February 1, 2013), on an annual basis, of your Contract Value.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Payment of Compensation  — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.

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The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non‑tax qualified contract (“Non‑Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code (“IRA” or “Qualified Contract”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan, or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”

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The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.	Contract Value; or
2.	The sum of all Purchase Payments less an adjustment for any withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your then current Return of Premium Death Benefit, the Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000 ). After the withdrawal, your death benefit is $83,333 . Note that your death benefit decreased by more than the dollar amount of your withdrawal.

See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax.
Note:  If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. If the Designated Beneficiary(ies) can show that it was not reasonably possible to furnish due proof of death and instruction regarding payment within six months of the date of the Owner’s death and the Designated Beneficiary(ies) furnish such proof of death and instructions as soon as reasonably possible, the Company shall calculate the death benefit as set forth under “How do you calculate the death benefit?” above.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $2,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment no later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.

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Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living and we are still accepting Purchase Payments. Subsequent Purchase Payments under an IRA may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that becomes no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.

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Closed Subaccount	Effective Date

Alger Capital Appreciation	April 30, 2021
Alger Large Cap Growth	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Vanguard VIF Small Company Growth	May 1, 2019

In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount.
If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, those automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
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If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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If you had Contract Value allocated to the Alger Large Cap Growth Subaccount on April 30, 2021 , your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Large Cap Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May  5, 2021 , your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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If you had Contract Value allocated to the Vanguard ® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard ® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the

23

applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Probabilities, Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher , which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding

24

Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;

•	the number of transfers you made within a period of time;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

      There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a specified period beginning on the date of the letter.
In addition, if you make a certain number of transfers from any Subaccount listed below followed by a transfer to that Subaccount (or to the Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12‑month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The round trip transfers applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1 Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.

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Subaccount	Transfer Block Restriction (# of Calendar Days)
7Twelve™ Balanced Portfolio	30 days
AB VPS Dynamic Asset Allocation, AB VPS Global Thematic Growth, AB VPS Growth and Income, AB VPS Small/Mid Cap Value	30 days
Alger Capital Appreciation [1] , Alger Large Cap Growth [1]	30 days
ALPS/Alerian Energy Infrastructure	30 days
American Century VP Disciplined Core Value , American Century VP Inflation Protection, American Century VP International, American Century VP Mid Cap Value , American Century VP Value	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS® Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income, American Funds IS® International, American Funds IS® International Growth and Income, American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I., BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP, DWS International Growth VIP, DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap, Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate, Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT Growth Opportunities, Goldman Sachs VIT High Quality Floating Rate, Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value, Goldman Sachs VIT Mid Cap Value, Goldman Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equity and Income, Invesco V.I. Global , Invesco V.I. Global Core Equity, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. Global Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income, Invesco V.I. High Yield, Invesco V.I. International Growth, Invesco V.I. Main Street Small Cap ® , Invesco V.I. Main Street Mid Cap Fund ® , Invesco V.I. S&P   500 Index, Invesco V.I. Small Cap Equity
30 days
Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Core Equity, Ivy VIP Energy, Ivy VIP Global Bond, Ivy VIP Global Equity Income, Ivy VIP Global Growth, Ivy VIP Growth, Ivy VIP High Income, Ivy VIP International Core Equity, Ivy VIP Limited-Term Bond, Ivy VIP Mid Cap Growth, Ivy VIP Natural Resources, Ivy VIP Science and Technology, Ivy VIP Securian Real Estate Securities, Ivy VIP Small Cap Core, Ivy VIP Small Cap Growth, Ivy VIP Value
60 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio, JPMorgan Insurance Trust US Equity Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC [2] , Lord Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS® VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery, MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond (Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term, PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Real Estate Shares VCT, Pioneer Strategic Income VCT	30 days
Probabilities Fund	Unlimited
Putnam VT Diversified Income, Putnam VT Global Asset Allocation, Putnam VT Growth Opportunities, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Value, Putnam VT Multi - Asset Absolute Return, Putnam VT Multi-Cap Core, Putnam VT Small Cap Growth
30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid ‑ Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®, Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals, Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P 500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x Strategy, Rydex VIF Technology, Rydex VIF Telecommuni-cations , Rydex VIF Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS® Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF, TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term Investment Grade, Vanguard® VIF Small Company Growth [3] , Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series, Virtus Strategic Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio	30 days
Wells Fargo International Equity VT, Wells Fargo Omega Growth VT, Wells Fargo Opportunity VT	30 days
Western Asset Variable Global High Yield Bond	30 days
1    You may transfer Contract Value to the Alger Capital Appreciation and Alger Large Cap Growth Subaccounts only if you had Contract Value allocated to that Subaccount on April 30, 2021.
2     You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May  5, 2021 .
3     You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such

28

policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. The Probabilities, Redwood, Rydex and certain Federated Subaccounts do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Probabilities, Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt

29

portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher , which are reflected in Underlying Fund Performance .
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Payment of Purchase Payments,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•	Charges assessed in connection with the Contract, including charges for the Return of Premium Death Benefit rider, if selected.

The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition to Purchase Payments, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described here in). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.” Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.”

30

The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract of 0.20% annually, (5) the administration charge for that Subaccount , and (6) the deduction of the Underlying Fund’s fees and expenses .
The mortality and expense risk charge of 0.20% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 25 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) after the Annuity Start Date are permitted only under Annuity Option 5 (and only if the Owner has elected variable annuity payments under Annuity Option 5). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally, 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order”

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means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals made to pay the fees of your investment adviser. A request for a partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser) will result in a payment by the Company of the amount specified in the partial withdrawal request less any premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any premium tax charge. See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
      Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract, but the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private latter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.  A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.

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Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any premium tax.
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value . See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in

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force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. If the Designated Beneficiary(ies) can show that it was not reasonably possible to furnish due proof of death and instruction regarding payment within six months of the date of the Owner’s death and the Designated Beneficiary(ies) furnish such proof of death and instructions as soon as reasonably possible, the Company shall not restrict the calculation of the death benefit to the Contract Value as described above.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76

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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. Because the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary of a Non‑Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Contract, the terms of the particular Qualified Contract and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Contracts are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

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Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have been previously offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers can be made for a fixed period of time, or until the total amount elected has been transferred or the Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option	• The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option	• The death benefit will be reduced by any uncollected premium tax.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option	• Each payment must be at least $100 (unless we consent otherwise). • Withdrawals may be subject to income tax and penalties.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10% (for Contracts issued before February 1, 2013)
•   The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•   We will reduce the death benefit offered under this rider by any uncollected premium tax.
•   If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•   The Owner and any Joint Owner must be 80 or younger on the Contract Date.
•   Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
•   The Company will continue to deduct the rider charge after the Annuity Start Date if you elect Annuity Option 5 or 6.
•   Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

0.35% (for Contracts issued on or after February 1, 2013)

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 90th birthday, although the terms of a Qualified Contract and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request but will always offer a variable annuity option. The Company may discontinue the availability of one or more of these options at any time. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect

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the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under projection scale G for 45 years and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis (note that less frequent payments will result in a larger payment amount, assuming the same amount is applied to purchase the annuity), although no payments will be made for less than $20. If the Company refuses to make payments of less than $20, the Company reserves the right to permit surrender of the Contract in lieu of making such payments.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.

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Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. Annuity Payments are calculated on the basis of Annuity Units. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges,

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if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for the Annuity Options for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded

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at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Contract and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of an investment adviser) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate,” we will delay any transfer, full or partial withdrawal request, or death benefit payment from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business

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information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such disruption, although our employees and the employees of our third party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Contracts under the provisions of the Internal Revenue Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. More-over, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the IRA, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).

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Owner Control.  In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income . The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case , due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract. Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private latter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once

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the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a socalled qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole Designated Beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

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Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that fees associated for any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage to that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are
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responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408.  Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 105 ,000 to $ 125 ,000 for a married couple filing a joint return and $ 66 ,000 to $ 76 ,000 for a single taxpayer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 198 ,000 and $ 208 ,000 (for 2021 ). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches age 72 (70½ for individuals who reached age 70½ before January 1, 2020), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for tax-payers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2021 ($198 ,000 to $208,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any

46

Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contribu-tions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid to the employee in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee’s spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from an IRA before the owner reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) made as a qualified reservist distribution; (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (ix) made to pay health insurance premiums in certain cases; (x) made to pay “qualified” higher education expenses; (xi) made to pay certain “eligible first-time home buyer expenses”; or (xii) made in connection with the birth or adoption of a child, in limited circumstances. There may be additional exceptions to the 10% penalty tax (e.g. certain disaster relief distributions.)
Minimum Distribution Tax. If the amount distributed from an IRA is less than the minimum required distribution for the year, the owner is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.

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Withholding. Periodic distributions (e.g., annuities and installment payments) from an IRA are generally subject to voluntary income tax withholding. The recipient may generally elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of IRAs which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering an IRA and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the IRA.
Other Tax Considerations —
Federal Estate, Gift and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof

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should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to us because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you a notice For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be de‑registered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the

49

statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11321D?site=PFSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings —The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the

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Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
Contract Sales.  SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (such broker-dealers entering into selling agreements with the Company and SDL, the “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of Contract. During fiscal years 2020, 2019, and 2018 , the amounts paid to SDL in connection with all contracts sold through the Separate Account were $ 0, $ 668, and $9,472, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Payment of Compensation. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to SDL Registered Representatives. Registered representatives of SDL may assist potential Owners in purchasing a Contract, for example, by assisting with the Contract application. In addition to a base salary and customary employee benefits, these registered representatives may receive up to 0.60% of the Purchase Payments applied to a Contract sold in the region covered by the applicable registered representative. They also may be eligible for periodic bonus payments. SDL registered representatives may also receive non-cash compensation from the Company, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), and entertainment, merchandise and other similar items.
Compensation Paid to Selling Broker-Dealers. The Company pays commissions for sales by Selling Broker-Dealers as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.75% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation to the Selling Broker-Dealers’ registered representatives in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative of a Selling Broker-Dealer you work with in purchasing the Contract may receive a portion of the compensation the Company pays to his or her broker-dealer, depending on the agreement between the broker-dealer and the registered representative and the broker-dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask the registered representative that assisted you for further information about what he or she, and the broker-dealer for whom he or she works, receives in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary

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commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained from the SEC’s web site ( http://www.sec.gov ). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by calling 1‑800‑888‑2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL .
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and the Separate Account in the Statement of Additional Information , which is available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL .   To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1‑800‑888‑2461 .
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APPENDIX A

Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL . You can also request this information at no cost by calling 1‑800‑888‑2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com .
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://fsbl.com/annuities/elitedesigns/ .
Investment Type	Fund Adviser/ Sub-Adviser	Current Expenses [1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Balanced/Asset Allocation	7Twelve™ Balanced Portfolio – Class 3 Adviser: 7Twelve Advisors, LLC	1.22%	5.40%	3.56%	N/A
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.07%	4.86%	5.76%	N/A
Global Equity	AB VPS Global Thematic Growth – Class B Adviser: AllianceBernstein L.P.	1.26%	39.08%	17.03%	9.67%
Large Cap Value	AB VPS Growth and Income – Class B Adviser: AllianceBernstein L.P.	0.88%	2.47%	9.46%	11.29%
Mid Cap Value	AB VPS Small/Mid Cap Value – Class B Adviser: AllianceBernstein L.P.	1.08%	3.05%	8.07%	8.48%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.16%	8.55%	11.48%	9.31%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.89%	9.48%	3.42%	2.90%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.93%	8.47%	10.58%	10.68%
Large Cap Growth	Alger Capital Appreciation [2] – Class S Adviser: Fred Alger Management, LLC	1.18%	41.40%	19.72%	16.65%
Large Cap Growth	Alger Large Cap Growth [2] – Class S Adviser: Fred Alger Management, LLC	1.11%	66.67%	22.15%	16.11%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.40%	(25.12)%	(0.40)%	N/A
Large Cap Value	American Century VP Disciplined Core Value – Class II Adviser: American Century Investment Management, Inc .	0.95%	11.45%	11.74%	11.37%
Inflation-Protected Bond	American Century VP Inflation Protection – Class II Adviser: American Century Investment Management, Inc.	0.72%	9.55%	4.64%	3.33%
International Equity	American Century VP International – Class II Adviser: American Century Investment Management, Inc .	1.51%	25.65%	11.01%	7.58%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc .	1.16%	1.11%	9.19%	10.27%

A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc .	1.13%	0.83%	8.67%	9.57%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	12.16%	10.31%	9.68%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	1.08%	9.62%	4.84%	2.83%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.06%	30.17%	15.96%	12.62%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.24%	29.39%	14.15%	9.17%
Large Cap Growth	American Funds IS ® Growth – Class 4 Adviser: Capital Research and Management Company	0.86%	51.71%	22.44%	16.57%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.80%	13.25%	13.65%	12.47%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.05%	13.66%	10.45%	6.43%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.18%	5.73%	7.67%	5.20%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.98%	6.38%	2.82%	N/A
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.27%	23.29%	13.05%	6.28%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class 3 Adviser: BlackRock Advisors, LLC	0.96%	19.50%	14.31%	12.86%
Large Cap Value	BlackRock Basic Value V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	3 .13%	8.28%	8.84%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.19%	41.52%	20.34%	14.94%
Large Cap Value	BlackRock Equity Dividend V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	3 .57%	10.57%	10.14%
Global Allocation	BlackRock Global Allocation V.I. – Class 3 Adviser: BlackRock Advisors , LLC	1.13%	20.79%	9.17%	6.61%
High Yield Bond	BlackRock High Yield V.I. – Class 3 Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.92%	7.01%	7.60%	6.31%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.16%	43.43%	22.07%	17.39%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	10.64%	11.71%	11.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	69.57%	25.58%	17.35%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.52%	17.71%	14.63%	13.31%

A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	1.06%	23.38%	16.30%	12.44%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.53%	12.16%	N/A	N/A
Global Bond	Dimensional VA Global Bond Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.24%	1.46%	2.24%	2.46%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.46%	11.29%	8.87%	N/A
International Equity	Dimensional VA International Small Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.57%	9.41%	8.47%	6.82%
International Equity	Dimensional VA International Value Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.44%	(1.76)%	5.31%	2.83%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.21%	0.60%	1.30%	0.85%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio Adviser: Dimensional Fund Advisors LP	0.27%	(1.38)%	9.07%	10.43%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio Adviser: Dimensional Fund Advisors LP	0.38%	3.98%	8.45%	9.35%
Large Cap Growth	DWS Capital Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.75%	38.70%	19.52%	15.97%
Large Cap Blend	DWS Core Equity VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.94%	15.67%	13.45%	13.23%
Large Cap Value	DWS CROCI ® U.S. VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.12%	(12.41)%	3.89%	5.84%
Global Equity	DWS Global Small Cap VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.39%	16.94%	6.34%	6.30%
High Yield Bond	DWS High Income VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.30%	5.77%	7.46%	5.81%
Global Equity	DWS International Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.81%	22.29%	11.47%	7.56%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.25%	(1.11)%	5.13%	6.56%

A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Floating Rate Bond	Eaton Vance VT Floating-Rate Income Adviser: Eaton Vance Management	1.20%	2.00%	4.20%	3.42%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.86%	5.21%	3.00%	2.66%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	0.84%	5.59%	7.51%	6.37%
Balanced /Asset Allocation	Fidelity ® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited ; Fidelity Management & Research ( Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.73%	22.13%	12.47%	10.10%
Large Cap Blend	Fidelity ® VIP Contrafund ® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.86%	30.23%	15.90%	13.23%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.85%	18.12%	10.54%	10.55%
Emerging Markets	Fidelity ® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.17%	30.88%	15.94%	5.87%
Large Cap Growth	Fidelity ® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.79%	7.59%	11.34%	11.37%
Large Cap Growth	Fidelity ® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.89%	68.21%	28.91%	21.53%
High Yield Bond	Fidelity ® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.92%	2.42%	6.70%	5.30%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	17.95%	14.81%	13.49%

A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Fidelity ® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited ; Fidelity Management & Research ( Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.64%	9.16%	5.18%	4.08%
Mid Cap Growth	Fidelity ® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.87%	17.87%	10.79%	9.22%
International Equity	Fidelity ® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; and FIL Investments (Japan) Limited	1.04%	15.33%	8.98%	6.56%
Specialty-Sector	Fidelity ® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.91%	(6.79)%	3.25%	7.40%
Multi-Sector Bond	Fidelity ® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	0.92%	7.25%	6.02%	4.58%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.94%	44.88%	19.30%	14.36%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	5.52%	10.35%	10.18%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	0.69%	6.94%	5.98%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	44.63%	19.26%	15.10%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.22%	(4.46)%	5.14%	6.27%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.98%	(5.04)%	5.88%	6.99%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.90%	15.97%	14.76%	12.37%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%

A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.11%	55.09%	19.52%	14.04%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.02%	3.43%	4.30%	3.74%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	3.83%	2.26%	2.03%
Mid Cap Growth	Goldman Sachs VIT Growth Opportunities – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.48%	44.16%	18.93%	14.28%
Floating Rate Bond	Goldman Sachs VIT High Quality Floating Rate – Service Class Adviser: Goldman Sachs Asset Management L.P.	0.97%	0.58%	1.31%	1.54%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.62%	6.53%	5.20%	4.28%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	3.73%	7.71%	8.60%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.14%	8.17%	9.73%	9.08%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.33%	8.34%	10.96%	10.34%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	39.98%	19.90%	11.13%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	1.88%	9.67%	9.13%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.47%	0.01%	3.70%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	1.91%	2.60%	(1.33)%	(1.51)%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	4.93%	2.19%	2.89%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	12.59%	9.51%	8.17%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.91%	7.39%	2.01%	2.38%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	(0.97)%	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	4.30%	10.64%	8.46%

A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	37.87%	20.27%	15.31%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	32.10%	17.14%	13.68%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	6.65%	8.59%	6.31%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.40%	21.04%	8.92%	7.57%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	41.99%	19.26%	15.03%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.18%	0.86%	6.73%	8.07%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.50%	9.99%	7.62%	6.12%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	(1.09)%	8.30%	9.18%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.06%	13.57%	10.40%	9.28%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.24%	19.09%	15.62%
Balanced /Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	9.65%	8.61%	8.29%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd.	1.25%	13.03%	9.24%	6.60%
Global Equity	Invesco V.I. Global Fund – Series II Adviser: Invesco Advisers, Inc.	1.06%	27.34%	14.56%	11.36%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.29%	(12.56)%	2.89%	4.69%
Multi-Sector Bond	Invesco V.I. Global Strategic Income Fund – Series II Adviser: Invesco Advisers, Inc.	1.18%	2.99%	4.15%	3.34%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	5.97%	2.92%	2.52%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.01%	1.85%	8.40%	9.05%

A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.23%	14.20%	9.16%	12.81%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.20%	2.90%	5.71%	4.99%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.19%	8.94%	9.33%	7.55%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.16%	19.63%	12.59%	11.85%
Large Cap Blend	Invesco V.I. S&P 500 Index – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.63%	17.70%	14.45%	13.18%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.21%	26.87%	11.55%	9.87%
Global Allocation	Ivy VIP Asset Strategy Adviser: Ivy Investment Management Company	1.02%	13.88%	8.61%	6.15%
Balanced /Asset Allocation	Ivy VIP Balanced Adviser: Ivy Investment Management Company	1.03%	14.11%	8.90%	8.90%
Large Cap Growth	Ivy VIP Core Equity Adviser: Ivy Investment Management Company	1.00%	21.52%	13.76%	12.82%
Specialty-Sector	Ivy VIP Energy Adviser: Ivy Investment Management Company	1.38%	(36.83)%	(12.74)%	(8.42)%
Global Bond	Ivy VIP Global Bond Adviser: Ivy Investment Management Company	1.28%	8.15%	5.68%	3.37%
Global Equity	Ivy VIP Global Equity Income Adviser: Ivy Investment Management Company	1.03%	3.15%	6.76%	7.63%
Global Equity	Ivy VIP Global Growth Adviser: Ivy Investment Management Company	1.23%	20.58%	11.44%	8.87%
Large Cap Growth	Ivy VIP Growth Adviser: Ivy Investment Management Company	1.01%	30.55%	19.01%	16.22%
High Yield Bond	Ivy VIP High Income Adviser: Ivy Investment Management Company	0.97%	6.03%	7.42%	6.52%
International Equity	Ivy VIP International Core Equity Adviser: Ivy Investment Management Company	1.17%	7.19%	5.41%	4.78%
Short Term Bond	Ivy VIP Limited-Term Bond Adviser: Ivy Investment Management Company	0.81%	4.14%	2.49%	2.02%
Mid Cap Growth	Ivy VIP Mid Cap Growth Adviser: Ivy Investment Management Company	1.15%	49.00%	22.57%	15.22%
Specialty-Sector	Ivy VIP Natural Resources Adviser: Ivy Investment Management Company	1.32%	(11.99)%	(1.17)%	(5.82)%
Specialty-Sector	Ivy VIP Science and Technology Adviser: Ivy Investment Management Company	1.16%	35.36%	20.80%	17.09%

A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Ivy VIP Securian Real Estate Securities Adviser: Ivy Investment Management Company Sub-Adviser: Securian Asset Management Inc.	1.46%	(3.13)%	4.57%	7.87%
Small Cap Blend	Ivy VIP Small Cap Core Adviser: Ivy Investment Management Company	1.20%	7.03%	11.79%	9.32%
Small Cap Growth	Ivy VIP Small Cap Growth Adviser: Ivy Investment Management Company	1.18%	37.66%	15.59%	11.15%
Large Cap Value	Ivy VIP Value Adviser: Ivy Investment Management Company	1.01%	1.98%	8.36%	9.04%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Capital Management, LLC	0.97%	19.18%	17.92%	14.97%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Capital Management, LLC	1.01%	39.03%	20.73%	16.73%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Capital Management, LLC	1.06%	(1.21)%	8.36%	7.75%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Capital Management, LLC	1.08%	16.02%	8.77%	0.66%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Capital Management, LLC	0.85%	32.58%	17.38%	14.38%
Intermediate Term Bond	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	0.81%	7.68%	4.04%	3.61%
Small Cap Blend	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	1.12%	13.34%	11.25%	10.97%
Large Cap Blend	JPMorgan Insurance Trust US Equity Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	1.01%	24.95%	15.73%	13.99%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.91%	7.30%	7.41%	6.44%
Small Cap Growth	Lord Abbett Series Developing Growth VC [2] – Class VC Adviser: Lord, Abbett & Co. LLC	1.24%	72.60%	24.72%	17.32%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.02%	15.42%	13.79%	11.62%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	1.77%	8.16%	8.18%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	2.70%	8.94%	8.66%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.25%	39.38%	18.09%	13.41%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	2.50%	5.84%	7.40%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.72%	7.43%	4.53%	4.22%
Emerging Markets	MFS ® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	1.98%	10.33%	11.32%	2.33%

A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Global Allocation	MFS ® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.08%	5.99%	6.21%	5.14%
High Yield Bond	MFS ® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.03%	4.85%	7.00%	5.66%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	22.20%	18.39%	14.71%
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	12.71%	9.34%	5.71%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	20.20%	12.42%	10.87%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.05%	13.60%	13.38%	12.22%
Small Cap Growth	MFS ® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	45.58%	22.68%	14.41%
Large Cap Blend	MFS ® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	16.31%	14.45%	12.77%
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	9.52%	8.58%	8.07%
Intermediate Term Bond	MFS ® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	8.17%	4.92%	4.15%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.40%	5.53%	6.30%	4.72%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.55%	14.36%	10.18%	2.98%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.93%	9.96%	10.17%	7.75%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	9.12%	7.90%	6.26%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.95%	6.49%	4.82%	3.64%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	10.01%	9.29%	7.25%

A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	8.43%	6.51%	5.00%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.92%	19.56%	13.05%	11.62%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.48%	7.91%	7.85%	4.54%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.48%	1.23%	2.54%	(5.49)%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.20%	6.60%	7.64%	5.22%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.03%	10.01%	4.71%	2.62%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.44%	16.71%	8.83%	4.59%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	5.64%	7.09%	5.93%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	10.66%	5.28%	2.53%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	2.89%	1.91%	1.69%
Inflation-Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.94%	11.60%	5.15%	3.53%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	2.14%	2.17%	1.60%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	8.54%	4.65%	3.83%
Intermediate Core-Plus Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.90%	8.42%	4.71%	4.38%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.05%	(0.26)%	9.42%	10.26%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.36%	1.98%	6.39%	5.13%
Specialty-Sector	Pioneer Real Estate Shares VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.71%	(7.62)%	3.61%	7.74%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.60%	7.37%	5.33%	4.20%
Specialty	Probabilities Fund – Class 2 Adviser: Probabilities Fund Management, LLC	4.85%	(8.44)%	4.00%	N/A

A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC	1.05%	(0.90)%	4.27%	3.46%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC	1.12%	12.31%	8.47%	8.38%
Large Cap Growth	Putnam VT Growth Opportunities – Class IB Adviser: Putnam Investment Management, LLC	0.90%	38.71%	22.04%	16.94%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.97%	5.21%	7.37%	5.73%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	5.72%	5.01%	4.72%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC	0.82%	5.80%	11.25%	11.60%
Specialty	Putnam VT Multi - Asset Absolute Return – Class IB Adviser: Putnam Investment Management, LLC	1.80%	(7.38)%	(0.55)%	N/A
Multi Cap Blend	Putnam VT Multi-Cap Core – Class IB Adviser: Putnam Investment Management, LLC	0.92%	17.27%	14.44%	13.20%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC	1.15%	48.30%	16.97%	12.05%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	3.37%	10.26%	7.00%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.82%	(8.46)%	6.33%	5.26%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.82%	19.75%	13.79%	3.79%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.82%	21.31%	7.33%	16.87%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.98%	(22.72)%	(2.71)%	(10.25)%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.82%	7.58%	6.34%	9.98%
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	2.02%	1.73%	21.67%	20.02%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.82%	55.95%	28.72%	17.67%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.82%	(34.17)%	(8.39)%	(7.96)%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.82%	(37.33)%	(19.36)%	(15.49)%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	2.01%	0.24%	4.84%	2.78%

A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.82%	(0.11)%	8.48%	8.02%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.48%	21.96%	8.07%	8.42%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.82%	18.68%	10.32%	13.98%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.86%	4.64%	6.95%	5.44%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.82%	60.21%	22.18%	16.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	2.02%	(45.76)%	(31.48)%	(28.59)%
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	3.09%	(21.09)%	(8.88)%	(9.96)%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.98%	(24.89)%	(14.23)%	(13.96)%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	2.01%	(38.00)%	(21.61)%	(19.89)%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	2.04%	(30.81)%	(15.89)%	(14.83)%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.97%	(25.02)%	(15.26)%	(14.94)%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.81%	40.46%	19.74%	12.00%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.82%	21.01%	12.25%	13.02%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.97%	10.69%	14.03%	13.41%
Large Cap Growth	Rydex VIF NASDAQ - 100® Adviser: Security Investors, LLC	1.84%	44.95%	22.04%	18.64%
Large Cap Growth	Rydex VIF NASDAQ - 100® 2x Strategy Adviser: Security Investors, LLC	1.99%	86.87%	41.55%	35.82%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.82%	20.03%	18.95%	17.57%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.74%	34.30%	24.75%	(3.76)%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.82%	(5.82)%	4.99%	6.59%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.82%	43.69%	14.39%	13.36%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	2.03%	20.04%	15.39%	12.67%

A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	2.01%	17.21%	17.28%	14.64%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.95%	18.10%	22.91%	21.84%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.73%	27.32%	14.18%	13.32%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.73%	(10.56)%	5.39%	8.43%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.72%	30.47%	9.36%	9.20%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.72%	7.42%	9.22%	7.99%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.72%	15.76%	10.31%	10.16%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.72%	(5.97)%	3.44%	4.91%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	2.12%	(14.03)%	(2.39)%	0.73%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.82%	49.25%	24.79%	16.60%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	9.49%	7.85%	3.94%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.82%	40.62%	14.12%	12.39%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.42%	0.07%	0.31%	0.15%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.82%	(5.13)%	8.64%	8.70%
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	2.08%	9.69%	0.09%	(4.74)%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	33.92%	19.22%	17.20%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	0.96%	9.59%	8.94%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	29.27%	13.77%	19.87%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.95%	4.46%	2.27%	1.52%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.44%	17.18%	15.57%	3.66%

A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel , LLC	1.13%	(1.16)%	3.30%	2.42%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	(4.92)%	0.66%	1.56%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited	1.16%	5.80%	6.15%	6.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	2.10%	(2.39)%	2.19%	2.37%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	0.12%	0.11%	N/A
Balanced /Asset Allocation	TOPS ® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	0.08%	0.07%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.85%	0.07%	0.05%	N/A
Balanced/Asset Allocation	TOPS ® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	0.11%	0.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	0.06%	0.06%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	0.05%	0.07%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	0.06%	0.06%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	0.10%	0.09%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.65%	38.62%	21.77%	N/A
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.38%	18.83%	5.93%	(3.83)%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	10.68%	10.77%	9.88%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	17.47%	15.96%	14.98%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	11.73%	8.10%	N/A

A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Large Cap Value	Vanguard ® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	11.78%	10.30%	10.60%
Large Cap Value	Vanguard ® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group , Inc	0.30%	3.25%	10.45%	11.62%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	18.20%	15.05%	13.72%
Global Bond	Vanguard ® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	6.67%	N/A	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.41%	43.09%	19.96%	17.11%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP	0.26%	5.67%	7.22%	6.38%
International Equity	Vanguard ® VIF International Adviser: Bailie Gifford Overseas Ltd .; Schroder Investment Management North America Inc.	0.38%	57.58%	21.30%	12.10%
Mid Cap Blend	Vanguard® VIF Mid - Cap Index Adviser: The Vanguard Group, Inc.	0.17%	18.07%	13.14%	12.26%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.12%	13.78%	9.80%	N/A
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	(4.85)%	5.66%	8.60%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	5.49%	3.39%	2.73%
Small Cap Growth	Vanguard ® VIF Small Company Growth [2] Adviser: ArrowMark Colorado Holdings, LLC ; The Vanguard Group , Inc.	0.30%	23.18%	15.74%	13.53%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	7.58%	4.36%	3.71%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.10%	11.18%	N/A	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	20.55%	15.23%	13.60%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.20%	(1.55)%	5.83%	8.78%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.29%	44.64%	31.51%	22.55%
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Newfleet Asset Management, LLC	1.20%	6.53%	5.97%	4.97%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.19%	23.64%	6.86%	3.69%
Balanced/Asset Allocation	Virtus Strategic Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Newfleet Asset Management, LLC	1.00%	33.96%	13.77%	10.21%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investment Advisers, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.27%	40.56%	17.30%	13.58%
Specialty-Sector	VY Clarion Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.48%	(5.19)%	3.54%	5.01%
Specialty-Sector	VY Clarion Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.43%	(6.69)%	3.77%	7.51%
International Equity	Wells Fargo International Equity VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.38%	4.93%	5.18%	3.89%
Large Cap Growth	Wells Fargo Omega Growth VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.06%	43.18%	21.63%	16.12%
Mid Cap Blend	Wells Fargo Opportunity VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.11%	21.00%	14.83%	11.79%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC ; Western Asset Management Company Limited (London); and Western Asset Management Company Pte. Ltd. (Singapore)	1.10%	7.12%	7.92%	5.56%
1    Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements
2    This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.
A-17

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov , and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov .

EDGAR contract identifier C000098566

Prospectus
May 1, 2021

ELITEDESIGNS ® II VARIABLE ANNUITY

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York and offered by Security Distributors, LLC

V7013	32-70130-04 2021/05/01

ELITEDESIGNS® II VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-355-4570 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497 1-800-888-2461
 This Prospectus describes the EliteDesigns II Variable Annuity— an individual flexible purchase payment deferred variable annuity contract (the “Contract”) offered by First Security Benefit Life Insurance and Annuity Company of New York (the “Company”). The Contract is available for individuals as a non -tax qualified retirement contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called Variable Annuity Account A (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”).

This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference.
      Additional information about certain investment products variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov .
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it   without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Beginning on January   1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1 - 800 - 888 - 2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2021

V7013D (COMM)	Protected by U.S. Patent No. 7,251,623 B1.	32-70130-04 2021/05/01

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Table of Contents

Electronic Privileges	50
Legal Proceedings	50
Sale of the Contract	50
Additional Information	52
Registration Statement	52
Financial Statements	52

Appendix A – Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions	A-1

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — First Security Benefit Life Insurance and Annuity Company of New York, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 6.
 Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Fist Security Benefit Life Insurance and Annuity Company of New York. The Company is also identified herein as “we”, “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account A, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.

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Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.			Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other contract transactions.			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year , depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table

Fee Table – Examples

Charges and Deductions – Mortality and Expense Risk Charge

Charges and Deductions – Return of Premium Death Benefit Rider Charge

Charges and Deductions – Administration Charge

Appendix A – Underlying Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract [1]	1.45%
	Investment options [2] (Underlying Fund fees and expenses)	0.35%	4.85%
	Optional benefit available for an additional charge [3]	0.35%
[1]   As a percentage of Contract Value allocated to the Separate Account. The Base Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
[2]   As a percentage of Underlying Fund average net assets.
[3]   As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year , based on current charges.

	Lowest Annual Cost: $1,613.32	Highest Annual Cost: $4,762.21
Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Least expensive combination of Base Contract charge and Underlying Fund fees and expenses
•   No optional benefits
•   No advisory fees
•   No additional Purchase Payments, transfers or withdrawals

Assumes:
•   Investment of $100,000
•   5% annual appreciation
•   Most expensive combination of Base Contract charge, optional benefit and Underlying Fund fees and expenses
•   No advisory fees
•   No additional Purchase Payments, transfers or withdrawals

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	RISKS	Location in Prospectus
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract The Contract – General
Not a Short‑Term Investment
•   This Contract is not designed for short-term investing and is generally not appropriate for an investor who needs ready access to cash.
•   Withdrawals may reduce or terminate Contract guarantees.
•   The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long term horizon.

Risks Associated with Investment Options
•   An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•   Each investment option has its own unique risks.
•   You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, First Security Benefit Life Insurance and Annuity Company of New York. Any obligations, guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about First Security Benefit Life Insurance and Annuity Company of New York, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.fsbl.com .
Information About the Company, the Separate Account, and the Underlying Funds – First Security Benefit Life Insurance and Annuity Company of New York
	RESTRICTIONS	Location in Prospectus
Investments
•   Certain investment options may not be available under your Contract.
•   Certain Subaccounts prohibit you from transferring out and back in the same Subaccount within a period of calendar days.
•   We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•   We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments

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Optional Benefits
•   The Return of Premium Death Benefit rider is only available at Contract issue. You cannot change or cancel the rider after it is issued.
•   We reserve the right to stop offering the Return of Premium Death Benefit rider for purchase at any time.
•   We do not have the right to modify or terminate an optional benefit. Withdrawals, however, may reduce the value of the Return of Premium Death Benefit rider by an amount greater than the value withdrawn or cause the benefit to terminate.
•   If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
The Contract – Return of Premium Death Benefit The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees
	TAXES	Location in Prospectus
Tax Implications
•   Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•   If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•   Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Tax Matters – Introduction Federal Tax Matters – Income Taxation of Annuities in General—Non‑Qualified Contracts
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers

Overview of the Contract

Purpose of the Contract  — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract  — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which have different underlying mutual funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your

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Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Subaccounts under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract and Optional Rider Investment Restrictions to this Prospectus.
     Annuity (Payout) Phase. The Annuity phase   occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options . You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) after the Annuity Start Date are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization.
Contract Features  —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) complete surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Return of Premium Death Benefit. For an additional cost , under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Additional Services — We offer several additional services:
Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day of each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected .
The first table describes the fees and expenses that you will pay at the time that you buy the Contract , surrender or make withdrawals from the Contract , or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to

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financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract ( not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below .
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value )	1.45% [1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%

1   This charge is based on the percentage of Contract Value allocated to the Separate Account. The Base Contract Expenses are comprised of both an annual Mortality and Expense Risk Charge and an annual administration charge and range from a minimum of 0.55% to a maximum of 0.95% during the Annuity Period . See the discussion under “Mortality and Expense Risk Charge.” The Base Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts . We reserve the right to apply a higher Base Contract charge to new Subaccounts we add in the future.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Operating Expenses (Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.35%	4.85%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements) [1]	0.35%	2.70%

1      Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022 .

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and Underlying Fund fees and expenses .
The Examples assume that you invest $ 100 ,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Funds Expenses. The second Example assumes least expensive Annual Underlying Funds Expenses . Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Based on Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$6,595.14	$19,460.75	$31,905.30	$61,263.85

Based on Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$2,180.64	$6,730.13	$11,542.64	$24,826.56

Principal Risks of Investing in the Contract

Risk of Investment Loss  — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Investment Portfolios you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk  — This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract and any benefits.
The benefits of tax deferral, long-term income, and living benefit protections mean that this contract is more beneficial to investors with a long time horizon .
Subaccount Risk  — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio.   You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk  — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value, and may therefore conflict with your personal investment objectives. Certain Underlying Funds advised by our affiliate employ such risk management strategies, which may help us manage our financial risks. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk  — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk  — All guarantees under the contract that are paid from our General Account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

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Cybersecurity and Business Disruption Risk  — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19) and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes.
Tax Consequences Risk  — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk  — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

First Security Benefit Life Insurance and Annuity Company of New York — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Life Insurance Company and is a member of the Financial Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.fsbl.com or visiting the SEC’s website at www.sec.gov . You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under New York law on January 22, 1996. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. The Contract contains a provision stating that assets held in the Separate Account may not be charged

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with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Funds. Each Underlying Fund has its own investment objective and policies.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
A list of each Underlying Fund, its share class (if applicable), a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. For a complete description of the Underlying Funds’ investment objectives, strategies and risks, please refer to the Underlying Funds’ prospectuses.
Due to the number of Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Funds to which the Contract Value is allocated and thus be subject to income tax currently.
Information regarding each Underlying Fund , including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this Prospectus. See Appendix A:   Underlying Funds Available Under the Contract and Optional Rider

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Investment Restrictions . We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at F SBLProspectusRequests@securitybenefit.com or visiting http://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL .
Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment. No minimum amount of Contract Value is guaranteed.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
    The Underlying Funds currently available under the Contract are listed and described in Appendix A to this prospectus, entitled “Underlying Funds Available Under the Contract .
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its affiliate SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b‑1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in an Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

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Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof, in the form of 12b‑1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for it to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value, nor does it assess a contingent deferred sales charge (otherwise known as a withdrawal charge or surrender charge) on full or partial withdrawals.
Premium Tax Charge  — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company may assess a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. If assessed, the Company will deduct this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. No premium tax is currently imposed in the State of New York. The Company reserves the right to deduct premium taxes when due or any time thereafter.
Deduction of Advisory Fees  — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com .

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We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Annual Contract Expenses
Base Contract Expenses
Mortality and Expense Risk Charge  — The Company will deduct a charge for mortality and expense risks assumed by the Company under the Contract. The mortality and expense risk charge is deducted daily and is equal to 1.20%, on an annual basis, of each Subaccount’s average daily net assets.
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge  — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is as follows:

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Subaccount	Administration Charge
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio	0.65%
Vanguard ® VIF Balanced, Vanguard ® VIF Capital Growth, Vanguard ® VIF Conservative Allocation, Vanguard ® VIF Diversified Value, Vanguard ® VIF Equity Income, Vanguard ® VIF Equity Index, Vanguard ® VIF Global Bond Index, Vanguard ® VIF Growth, Vanguard ® VIF High Yield Bond, Vanguard ® VIF International, Vanguard ® VIF Mid-Cap Index, Vanguard ® VIF Moderate Allocation, Vanguard ® VIF Real Estate Index, Vanguard ® VIF Short Term Investment Grade, Vanguard ® VIF Small Company Growth, Vanguard ® VIF Total Bond Market Index, Vanguard ® VIF Total International Stock Market Index, Vanguard ® VIF Total Stock Market Index
0.65%
All other Subaccounts	0.25%

The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future. Any amount of the Administration Charge that exceeds 0.25% is sometimes called a Platform Fee.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in its role as intermediary for the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Optional Benefit Charge
Return of Premium Death Benefit Rider Charge  — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from Contract Value for the Return of Premium Death Benefit rider. The Company will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date. The amount of the rider charge is equal to 0.35%, on an annual basis, of your Contract Value.
Other Charges  — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges  — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Underlying Fund Expenses  — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not

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deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Payment of Compensation  — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non‑tax qualified contract (“Non‑Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code (“IRA” or “Qualified Contract”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan, or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

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Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.	Contract Value; or
2.	The sum of all Purchase Payments less an adjustment for any withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your then current Return of Premium Death Benefit, the Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
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For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000 ). After the withdrawal, your death benefit is $83,333 . Note that your death benefit decreased by more than the dollar amount of your withdrawal.

See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax.
Note:  If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. If the Designated Beneficiary(ies) can show that it was not reasonably possible to furnish due proof of death and instruction regarding payment within six months of the date of the Owner’s death and the Designated Beneficiary(ies) furnish such proof of death and instructions as soon as reasonably possible, the Company shall calculate the death benefit as set forth under “How do you calculate the death benefit?” above.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment

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Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living and we are still accepting Purchase Payments. Subsequent Purchase Payments under an IRA may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that becomes no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable

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portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
Alger Large Cap Growth	April 30, 2021
Lord Abbett Series Developing Growth VC	May 5, 2021
Rydex VIF Dow 2x Strategy	May 1, 2019
Rydex VIF Europe 1.25x Strategy	May 1, 2019
Rydex VIF Government Long Bond 1.2x Strategy	May 1, 2019
Rydex VIF Inverse Dow 2x Strategy	May 1, 2019
Rydex VIF Inverse Government Long Bond Strategy	May 1, 2019
Rydex VIF Inverse Mid-Cap Strategy	May 1, 2019
Rydex VIF Inverse NASDAQ-100® Strategy	May 1, 2019
Rydex VIF Inverse Russell 2000® Strategy	May 1, 2019
Rydex VIF Inverse S&P 500 Strategy	May 1, 2019
Rydex VIF Japan 2x Strategy	May 1, 2019
Rydex VIF Mid-Cap 1.5x Strategy	May 1, 2019
Rydex VIF NASDAQ-100® 2x Strategy	May 1, 2019
Rydex VIF Nova	May 1, 2019
Rydex VIF Russell 2000® 1.5x Strategy	May 1, 2019
Rydex VIF Russell 2000® 2x Strategy	May 1, 2019
Rydex VIF S&P 500 2x Strategy	May 1, 2019
Rydex VIF Strengthening Dollar 2x Strategy	May 1, 2019
Rydex VIF Weakening Dollar 2x Strategy	May 1, 2019
Vanguard® VIF Small Company Growth	May 1, 2019

In the event that we receive a request to allocate Purchase Payments or Contract Value to a closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with the application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.

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Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount.
If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, those automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
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If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021 , your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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If you had Contract Value allocated to the Alger Large Cap Growth Subaccount on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Large Cap Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.

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If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.

•
The Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF Weakening Dollar 2x Strategy closed on May 1, 2019. If you had Contract Value allocated to these Subaccounts at the time that it closed, your Contract Value will remain invested in that Subaccount. You may transfer Contract Value from these Subaccounts, but you will not be able to allocate Purchase Payments or transfer Contract Value to these Subaccounts.

•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.

Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of

22

units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Admin-istrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the six transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

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You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regard-less of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Probabilities, Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher , which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of time;

24

•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a specified period beginning on the date of the letter.
In addition, if you make a certain number of transfers from any Subaccount listed below followed by a transfer to that Subaccount (or to the Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12‑month period (or such shorter period as specified in the chart below,) the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The round trip transfers applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1 Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
7TwelveTM Balanced Portfolio	30 days
AB VPS Dynamic Asset Allocation, AB VPS Global Thematic Growth, AB VPS Growth and Income, AB VPS Small/Mid Cap Value	30 days
Alger Capital Appreciation [1] , Alger Large Cap Growth [1]	30 days
ALPS/Alerian Energy Infrastructure	30 days
American Century VP Disciplined Core Value , American Century VP Inflation Protection, American Century VP International, American Century VP Mid Cap Value , American Century VP Value	30 days
AFIS Capital World Growth and Income, AFIS, U.S. Government Securities, AFIS Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS® Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income, American Funds IS® International, American Funds IS® International Growth and Income, American Funds IS® Mortgage, American Funds IS® New World
30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I., BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP, DWS International Growth VIP, DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap, Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate, Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT Growth Opportunities, Goldman Sachs VIT High Quality Floating Rate, Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value, Goldman Sachs VIT Mid Cap Value, Goldman Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap Growth, Invesco V.I. Equity and Income, Invesco V.I. Global , Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate , Invesco V.I. Global Strategic Income , Invesco V.I. Government Securities, Invesco V.I. Growth and Income, Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. International Growth, Invesco V.I. Main Street Small Cap ® , Invesco V.I. Main Street Mid Cap Fund ® , Invesco V.I. S&P 500 Index, Invesco V.I. Small Cap Equity
30 days

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Subaccount	Transfer Block Restriction (# of Calendar Days)
Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Core Equity, Ivy VIP Energy, Ivy VIP Global Bond, Ivy VIP Global Equity Income, Ivy VIP Global Growth, Ivy VIP Growth, Ivy VIP High Income, Ivy VIP International Core Equity, Ivy VIP Limited-Term Bond, Ivy VIP Mid Cap Growth, Ivy VIP Natural Resources, Ivy VIP Science and Technology, Ivy VIP Securian Real Estate Securities, Ivy VIP Small Cap Core, Ivy VIP Small Cap Growth, Ivy VIP Value
60 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio, JPMorgan Insurance Trust US Equity Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC [2] , Lord Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS® VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery, MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global Managed Asset Allocation, PIMCO VIT High Yield, PIMCO International Bond (Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term, PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Real Estate Shares VCT, Pioneer Strategic Income VCT	30 days

Probabilities Fund	Unlimited
Putnam VT Diversified Income, Putnam VT Global Asset Allocation, Putnam VT Growth Opportunities, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Value, Putnam VT Multi‑Asset Absolute Return, Putnam VT Multi‑Cap Core, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy [3] , Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x Strategy [3] , Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy [3] , Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF Inverse Dow 2x Strategy [3] , Rydex VIF Inverse Government Long Bond Strategy [3] , Rydex VIF Inverse Mid-Cap Strategy [3] , Rydex VIF Inverse NASDAQ-100 ® Strategy, Rydex VIF Inverse Russell 2000 ® Strategy [3] , Rydex VIF Inverse S&P 500 Strategy [3] , Rydex VIF Japan 2x Strategy [3] , Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy [3] , Rydex VIF NASDAQ-100 ® Strategy [3] , Rydex VIF Nova [3] , Rydex VIF Precious Metals, Rydex VIF Real Estate, Rydex VIF Retailing , Rydex VIF Russell 2000 1.5x Strategy [3] , Rydex VIF Russell 2000 ® 2x Strategy [3] , Rydex VIF S&P 500 2x Strategy [3] , Rydex VIF S&P 500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x Strategy [3] , Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities , Rydex VIF Weakening Dollar 2x Strategy [3]
Unlimited

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Subaccount	Transfer Block Restriction (# of Calendar Days)
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS® Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF, TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term Investment Grade, Vanguard® VIF Small Company Growth [4] , Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series, Virtus Newfleet Multi‑Sector Intermediate Bond Series, Virtus SGA International Growth Series, Virtus Strategic Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio	30 days
Wells Fargo International Equity VT, Wells Fargo Omega Growth VT, Wells Fargo Opportunity VT	30 days
Western Asset Variable Global High Yield Bond	30 days
1   You may transfer Contract Value to the Alger Capital Appreciation and Alger Large Cap Growth Subaccounts only if you had Contract Value allocated to those Subaccounts on April 30, 2021.
2    You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May  5, 2021.
3    You may transfer Contract Value to the Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1 .25x Strategy, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100 ® Strategy, Rydex VIF Inverse Russell 2000 ® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100 ® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000 ® 1.5x Strategy, Rydex VIF Russell 2000 ® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF Weakening Dollar 2x Strategy Subaccounts only if you had Contract Value allocated to that Subaccount on May 1, 2019 .
4    You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the

28

trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. The Probabilities, Redwood, Rydex and certain Federated Subaccounts do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Probabilities, Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher , which are reflected in Underlying Fund performance .
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds,

29

some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Payment of Purchase Payments,
•	Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•	Charges assessed in connection with the Contract, including charges for the Return of Premium Death Benefit rider, if selected.

The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition to Purchase Payments, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.” Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.”
The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation

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of the Subaccount, (4) the mortality and expense risk charge under the Contract of 1.20% annually, (5) the administration charge for that Subaccount , and (6) the deduction of the Underlying Fund’s fees and expenses .
The mortality and expense risk charge of 1.20% and the administration charge, which ranges from 0.25% to 0.65% depending on the Subaccount, are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 25 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals made to pay the fees of your investment adviser) after the Annuity Start Date are permitted only under Annuity Option 5 (and only if the Owner has elected variable annuity payments under Annuity Option 5). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally, 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
 The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 5 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.

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 The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000 for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals made to pay the fees of your investment adviser. A request for a partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser) will result in a payment by the Company of the amount specified in the partial withdrawal request less any premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any premium tax charge. See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal made to pay the fees of your investment adviser, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees  — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. Deductions from your Contract Value to pay advisory fees will reduce death benefits, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any premium tax.

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If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract (60 days from the date of receipt if you are purchasing the Contact to replace another life insurance or annuity contract or with the proceeds of another such contract). Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value . See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. If the Designated Beneficiary(ies) can show that it was not reasonably possible to furnish due proof of death and instruction regarding payment within six months of the date of the Owner’s death and the Designated Beneficiary(ies) furnish such proof of death and instructions as soon as reasonably possible, the Company shall not restrict the calculation of the death benefit to the Contract Value as described above.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary

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designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time . Assume:
(i)	The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)	The Contract Value grows at an annual rate of 3%.
(iii)	An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.

Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97

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•
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. Because the standard death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.

Distribution Requirements — For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary of a Non‑Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner (or Annuitant, if applicable). If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Contract, the terms of the particular Qualified Contract and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Contracts are extremely complex, a competent tax adviser should be consulted.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have been previously offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	• The death benefit will be reduced by any uncollected premium tax.

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Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option
•   The minimum amount that may be transferred to any one Subaccount is $25.00.
•   The Company may discontinue, modify, or suspend Dollar Cost Averaging at any time.
•   Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•   After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option	• The Company may discontinue, modify, or suspend the availability of the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option	• The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•   Each payment must be at least $100 (unless we consent otherwise).
•   Withdrawals may be subject to income tax and penalties.
•   If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.35%
•   The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•   We will reduce the death benefit offered under this rider by any uncollected premium tax.
•   If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•   The Owner and any Joint Owner must be 80 or younger on the Contract Date.
•   Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
•   Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first Contract anniversary and may not be deferred beyond the Annuitant’s 90th birthday, although the terms of a Qualified Contract and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for six Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 6, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement

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under projection scale G for 45 years and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity.
Annuity Options 1 through 4 and 6 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis (note that less frequent payments will result in a larger payment amount, assuming the same amount is applied to purchase the annuity), although no payments will be made for less than $20. If the Company refuses to make payments of less than $20, the Company reserves the right to permit surrender of the Contract in lieu of making such payments.
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 6, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 5.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 5, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 5, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 5. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been

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made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. Annuity Payments are calculated on the basis of Annuity Units. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 6 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for the Annuity Options for each

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$1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 5.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

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Reference should be made to the terms of a particular Qualified Contract and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal or a withdrawal made to pay the fees of an investment adviser) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate,” we will delay any transfer, full or partial withdrawal request, or death benefit payment from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such disruption, although our employees and the employees of our third party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in

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processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Contracts under the provisions of the Internal Revenue Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. More-over, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the IRA, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control.  In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income . The ownership rights under the Contract are similar to, but

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different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case , due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7);

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(iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole Designated Beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts
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issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that fees associated for any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage to that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408.  Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned,

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discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($ 105 ,000 to $ 125 ,000 for a married couple filing a joint return and $ 66 ,000 to $ 76 ,000 for a single tax-payer in 2021 ). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $ 198 ,000 and $ 208 ,000 (for 2021 ). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches age 72 (70½ for individuals who reached age 70½ before January 1, 2020), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for tax-payers with $ 125 ,000 to $ 140 ,000 in adjusted gross income for 2021 ($198 ,000 to $ 208 ,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020,

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subject to certain exceptions, most non-spouse beneficiaries must now complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid to the employee in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee’s spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE IRAs and SEP IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from an IRA before the owner reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) made as a qualified reservist distribution; (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (ix) made to pay health insurance premiums in certain cases; (x) made to pay “qualified” higher education expenses; (xi) made to pay certain “eligible first-time home buyer expenses”; or (xii) made in connection with the birth or adoption of a child, in limited circumstances. There may be additional exceptions to the 10% penalty tax (e.g. certain disaster relief distributions.)
Minimum Distribution Tax. If the amount distributed from an IRA is less than the minimum required distribution for the year, the owner is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from an IRA are generally subject to voluntary income tax withholding. The recipient may generally elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of IRAs which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering an IRA and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the IRA.

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Other Tax Considerations —
Federal Estate, Gift and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC,

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the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to us because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you a notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Funds should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be de‑registered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead,

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the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at http://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract .
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings —The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract —The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, “SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Selling Broker-Dealers offer the Contract through their registered representatives. Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to

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SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2020, 2019, and 2018 , the amounts paid to SDL in connection with all contracts sold through the Separate Account were $ 0, $ 668, and $9,472, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them and as a percentage of Contract Value on an ongoing basis. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also provides non-cash compensation to the Selling Broker-Dealers’ registered representatives in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not

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receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained from the SEC’s web site ( http://www.sec.gov ). You may also obtain the Statement of Additional Information by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by calling 1‑800‑888‑2461. The Statement of Additional Information is also available online at http://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL .
Financial Statements — You can find financial statements for First Security Benefit Life Insurance and Annuity Company of New York and Subsidiaries and the Separate Account in the Statement of Additional Information , which is available online at http://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL . To receive a copy of the Statement of Additional Information free of charge , call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at http://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL . You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to FSBLProspectusRequests@securitybenefit.com .
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://fsbl.com/annuities/elitedesigns-ii/ .
Investment Type	Fund Adviser/ Sub-Adviser	Current Expenses [1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Balanced/Asset Allocation	7Twelve™ Balanced Portfolio – Class 3 Adviser: 7Twelve Advisors, LLC	1.22%	---	1.22%	5.40%	3.56%	N/A
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.07%	---	1.07%	4.86%	5.76%	N/A
Global Equity	AB VPS Global Thematic Growth – Class B Adviser: AllianceBernstein L.P.	1.26%	---	1.26%	39.08%	17.03%	9.67%
Large Cap Value	AB VPS Growth and Income – Class B Adviser: AllianceBernstein L.P.	0.88%	---	0.88%	2.47%	9.46%	11.29%
Mid Cap Value	AB VPS Small/Mid Cap Value – Class B Adviser: AllianceBernstein L.P.	1.08%	---	1.08%	3.05%	8.07%	8.48%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.16%	---	1.16%	8.55%	11.48%	9.31%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.89%	---	0.89%	9.48%	3.42%	2.90%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.93%	---	0.93%	8.47%	10.58%	10.68%
Large Cap Growth	Alger Capital Appreciation [2] – Class S Adviser: Fred Alger Management, LLC	1.18%	---	1.18%	41.40%	19.72%	16.65%
Large Cap Growth	Alger Large Cap Growth [2] – Class S Adviser: Fred Alger Management, LLC	1.11%	---	1.11%	66.67%	22.15%	16.11%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.40%	---	1.40%	(25.12)%	(0.40)%	N/A
Large Cap Value	American Century VP Disciplined Core Value – Class II Adviser: American Century Investment Management, Inc .	0.95%	---	0.95%	11.45%	11.74%	11.37%
Inflation-Protected Bond	American Century VP Inflation Protection – Class II Adviser: American Century Investment Management, Inc.	0.72%	---	0.72%	9.55%	4.64%	3.33%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
International Equity	American Century VP International – Class II Adviser: American Century Investment Management, Inc .	1.51%	---	1.51%	25.65%	11.01%	7.58%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc .	1.16%	---	1.16%	1.11%	9.19%	10.27%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc .	1.13%	---	1.13%	0.83%	8.67%	9.57%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	---	0.80%	12.16%	10.31%	9.68%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	1.08%	---	1.08%	9.62%	4.84%	2.83%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.06%	---	1.06%	30.17%	15.96%	12.62%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.24%	---	1.24%	29.39%	14.15%	9.17%
Large Cap Growth	American Funds IS ® Growth – Class 4 Adviser: Capital Research and Management Company	0.86%	---	0.86%	51.71%	22.44%	16.57%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.80%	---	0.80%	13.25%	13.65%	12.47%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.05%	---	1.05%	13.66%	10.45%	6.43%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.18%	---	1.18%	5.73%	7.67%	5.20%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.98%	---	0.98%	6.38%	2.82%	N/A
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.27%	---	1.27%	23.29%	13.05%	6.28%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class 3 Adviser: BlackRock Advisors, LLC	0.96%	---	0.96%	19.50%	14.31%	12.86%
Large Cap Value	BlackRock Basic Value V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	---	1.12%	3.13%	8.28%	8.84%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.19%	---	1.19%	41.52%	20.34%	14.94%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Large Cap Value	BlackRock Equity Dividend V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.12%	N/A	1.12%	3.57%	10.57%	10.14%
Global Allocation	BlackRock Global Allocation V.I. – Class 3 Adviser: BlackRock Advisors , LLC	1.13%	N/A	1.13%	20.79%	9.17%	6.61%
High Yield Bond	BlackRock High Yield V.I. – Class 3 Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.92%	N/A	0.92%	7.01%	7.60%	6.31%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class 3 Adviser: BlackRock Advisors, LLC	1.16%	N/A	1.16%	43.43%	22.07%	17.39%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	N/A	0.61%	10.64%	11.71%	11.33%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	1.03%	N/A	1.03%	69.57%	25.58%	17.35%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.52%	N/A	0.52%	17.71%	14.63%	13.31%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	1.06%	N/A	1.06%	23.38%	16.30%	12.44%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.53%	0.45%	0.98%	12.16%	N/A	N/A
Global Bond	Dimensional VA Global Bond Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.24%	0.45%	0.69%	1.46%	2.24%	2.46%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.46%	0.45%	0.91%	11.29%	8.87%	N/A
International Equity	Dimensional VA International Small Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.57%	0.45%	1.02%	9.41%	8.47%	6.82%
International Equity	Dimensional VA International Value Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.44%	0.45%	0.89%	(1.76)%	5.31%	2.83%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd .; DFA Australia Limited	0.21%	0.45%	0.66%	0.60%	1.30%	0.85%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio Adviser: Dimensional Fund Advisors LP	0.27%	0.45%	0.72%	(1.38)%	9.07%	10.43%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio Adviser: Dimensional Fund Advisors LP	0.38%	0.45%	0.83%	3.98%	8.45%	9.35%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Large Cap Growth	DWS Capital Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.75%	N/A	0.75%	38.70%	19.52%	15.97%
Large Cap Blend	DWS Core Equity VIP – Class B Adviser: DWS Investment Management Americas, Inc.	0.94%	N/A	0.94%	15.67%	13.45%	13.23%
Large Cap Value	DWS CROCI ® U.S. VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.12%	N/A	1.12%	(12.41)%	3.89%	5.84%
Global Equity	DWS Global Small Cap VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.39%	N/A	1.39%	16.94%	6.34%	6.30%
High Yield Bond	DWS High Income VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.30%	N/A	1.30%	5.77%	7.46%	5.81%
Global Equity	DWS International Growth VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.81%	N/A	1.81%	22.29%	11.47%	7.56%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.25%	N/A	1.25%	(1.11)%	5.13%	6.56%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income Adviser: Eaton Vance Management	1.20%	N/A	1.20%	2.00%	4.20%	3.42%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.86%	N/A	0.86%	5.21%	3.00%	2.66%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	0.84%	N/A	0.84%	5.59%	7.51%	6.37%
Balanced /Asset Allocation	Fidelity ® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited ; Fidelity Management & Research ( Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.73%	N/A	0.73%	22.13%	12.47%	10.10%
Large Cap Blend	Fidelity ® VIP Contrafund ® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.86%	N/A	0.86%	30.23%	15.90%	13.23%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.85%	N/A	0.85%	18.12%	10.54%	10.55%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Emerging Markets	Fidelity ® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.17%	N/A	1.17%	30.88%	15.94%	5.87%
Large Cap Growth	Fidelity ® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.79%	N/A	0.79%	7.59%	11.34%	11.37%
Large Cap Growth	Fidelity ® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.89%	N/A	0.89%	68.21%	28.91%	21.53%
High Yield Bond	Fidelity ® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.92%	N/A	0.92%	2.42%	6.70%	5.30%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	N/A	0.35%	17.95%	14.81%	13.49%
Intermediate Term Bond	Fidelity ® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited ; Fidelity Management & Research ( Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.64%	N/A	0.64%	9.16%	5.18%	4.08%
Mid Cap Growth	Fidelity ® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.87%	N/A	0.87%	17.87%	10.79%	9.22%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
International Equity	Fidelity ® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; and FIL Investments (Japan) Limited	1.04%	N/A	1.04%	15.33%	8.98%	6.56%
Specialty-Sector	Fidelity ® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; and Fidelity Management & Research (Japan) Limited	0.91%	N/A	0.91%	(6.79)%	3.25%	7.40%
Multi-Sector Bond	Fidelity ® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited ; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	0.92%	N/A	0.92%	7.25%	6.02%	4.58%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.94%	N/A	0.94%	44.88%	19.30%	14.36%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	N/A	1.08%	5.52%	10.35%	10.18%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.73%	N/A	0.73%	0.69%	6.94%	5.98%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.09%	N/A	1.09%	44.63%	19.26%	15.10%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.22%	N/A	1.22%	(4.46)%	5.14%	6.27%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.98%	N/A	0.98%	(5.04)%	5.88%	6.99%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.90%	N/A	0.90%	15.97%	14.76%	12.37%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	N/A	0.93%	5.19%	10.77%	9.20%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.11%	N/A	1.11%	55.09%	19.52%	14.04%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.02%	N/A	1.02%	3.43%	4.30%	3.74%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.78%	N/A	0.78%	3.83%	2.26%	2.03%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Mid Cap Growth	Goldman Sachs VIT Growth Opportunities – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.48%	N/A	1.48%	44.16%	18.93%	14.28%
Floating Rate Bond	Goldman Sachs VIT High Quality Floating Rate – Service Class Adviser: Goldman Sachs Asset Management L.P.	0.97%	N/A	0.97%	0.58%	1.31%	1.54%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.62%	N/A	1.62%	6.53%	5.20%	4.28%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	N/A	1.06%	3.73%	7.71%	8.60%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.14%	N/A	1.14%	8.17%	9.73%	9.08%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.33%	N/A	1.33%	8.34%	10.96%	10.34%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.06%	N/A	1.06%	39.98%	19.90%	11.13%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.21%	N/A	1.21%	1.88%	9.67%	9.13%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.47%	N/A	1.47%	0.01%	3.70%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	1.91%	N/A	1.91%	2.60%	(1.33)%	(1.51)%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.38%	N/A	1.38%	4.64%	6.95%	5.44%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.09%	N/A	1.09%	2.21%	9.63%	9.21%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.73%	N/A	1.73%	4.93%	2.19%	2.89%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.11%	N/A	1.11%	12.59%	9.51%	8.17%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.91%	N/A	1.91%	7.39%	2.01%	2.38%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.29%	N/A	1.29%	(0.97)%	6.84%	7.17%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.22%	N/A	1.22%	4.30%	10.64%	8.46%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.38%	N/A	1.38%	18.78%	14.85%	12.60%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.45%	N/A	1.45%	37.87%	20.27%	15.31%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.39%	N/A	1.39%	32.10%	17.14%	13.68%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.67%	N/A	1.67%	31.82%	15.59%	13.10%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.92%	N/A	0.92%	14.21%	6.59%	5.47%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.20%	N/A	1.20%	6.65%	8.59%	6.31%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.40%	N/A	1.40%	21.04%	8.92%	7.57%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	1.11%	41.99%	19.26%	15.03%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.18%	N/A	1.18%	0.86%	6.73%	8.07%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.50%	N/A	1.50%	9.99%	7.62%	6.12%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.01%	N/A	1.01%	(1.09)%	8.30%	9.18%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.06%	N/A	1.06%	13.57%	10.40%	9.28%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	1.11%	40.24%	19.09%	15.62%
Balanced /Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.83%	N/A	0.83%	9.65%	8.61%	8.29%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Canada Ltd.	1.25%	N/A	1.25%	13.03%	9.24%	6.60%
Global Equity	Invesco V.I. Global Fund – Series II Adviser: Invesco Advisers, Inc.	1.06%	N/A	1.06%	27.34%	14.56%	11.36%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.29%	N/A	1.29%	(12.56)%	2.89%	4.69%
Multi-Sector Bond	Invesco V.I. Global Strategic Income Fund – Series II Adviser: Invesco Advisers, Inc.	1.18%	N/A	1.18%	2.99%	4.15%	3.34%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.92%	N/A	0.92%	5.97%	2.92%	2.52%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.01%	N/A	1.01%	1.85%	8.40%	9.05%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.23%	N/A	1.23%	14.20%	9.16%	12.81%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.20%	N/A	1.20%	2.90%	5.71%	4.99%
International Equity	Invesco V.I. International Growth – Series II Adviser: Invesco Advisers, Inc.	1.17%	N/A	1.17%	13.74%	8.55%	6.46%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.19%	N/A	1.19%	8.94%	9.33%	7.55%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund ® – Series II Adviser: Invesco Advisers, Inc.	1.16%	N/A	1.16%	19.63%	12.59%	11.85%
Large Cap Blend	Invesco V.I. S&P 500 Index – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.63%	N/A	0.63%	17.70%	14.45%	13.18%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.21%	N/A	1.21%	26.87%	11.55%	9.87%
Global Allocation	Ivy VIP Asset Strategy Adviser: Ivy Investment Management Company	1.02%	N/A	1.02%	13.88%	8.61%	6.15%
Balanced /Asset Allocation	Ivy VIP Balanced Adviser: Ivy Investment Management Company	1.03%	N/A	1.03%	14.11%	8.90%	8.90%
Large Cap Growth	Ivy VIP Core Equity Adviser: Ivy Investment Management Company	1.00%	N/A	1.00%	21.52%	13.76%	12.82%
Specialty-Sector	Ivy VIP Energy Adviser: Ivy Investment Management Company	1.38%	N/A	1.38%	(36.83)%	(12.74)%	(8.42)%
Global Bond	Ivy VIP Global Bond Adviser: Ivy Investment Management Company	1.28%	N/A	1.28%	8.15%	5.68%	3.37%
Global Equity	Ivy VIP Global Equity Income Adviser: Ivy Investment Management Company	1.03%	N/A	1.03%	3.15%	6.76%	7.63%
Global Equity	Ivy VIP Global Growth Adviser: Ivy Investment Management Company	1.23%	N/A	1.23%	20.58%	11.44%	8.87%
Large Cap Growth	Ivy VIP Growth Adviser: Ivy Investment Management Company	1.01%	N/A	1.01%	30.55%	19.01%	16.22%
High Yield Bond	Ivy VIP High Income Adviser: Ivy Investment Management Company	0.97%	N/A	0.97%	6.03%	7.42%	6.52%
International Equity	Ivy VIP International Core Equity Adviser: Ivy Investment Management Company	1.17%	N/A	1.17%	7.19%	5.41%	4.78%
Short Term Bond	Ivy VIP Limited-Term Bond Adviser: Ivy Investment Management Company	0.81%	N/A	0.81%	4.14%	2.49%	2.02%
Mid Cap Growth	Ivy VIP Mid Cap Growth Adviser: Ivy Investment Management Company	1.15%	N/A	1.15%	49.00%	22.57%	15.22%
Specialty-Sector	Ivy VIP Natural Resources Adviser: Ivy Investment Management Company	1.32%	N/A	1.32%	(11.99)%	(1.17)%	(5.82)%
Specialty-Sector	Ivy VIP Science and Technology Adviser: Ivy Investment Management Company	1.16%	N/A	1.16%	35.36%	20.80%	17.09%
Specialty-Sector	Ivy VIP Securian Real Estate Securities Adviser: Ivy Investment Management Company Sub-Adviser: Securian Asset Management Inc.	1.46%	N/A	1.46%	(3.13)%	4.57%	7.87%
Small Cap Blend	Ivy VIP Small Cap Core Adviser: Ivy Investment Management Company	1.20%	N/A	1.20%	7.03%	11.79%	9.32%
Small Cap Growth	Ivy VIP Small Cap Growth Adviser: Ivy Investment Management Company	1.18%	N/A	1.18%	37.66%	15.59%	11.15%
Large Cap Value	Ivy VIP Value Adviser: Ivy Investment Management Company	1.01%	N/A	1.01%	1.98%	8.36%	9.04%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Capital Management, LLC	0.97%	N/A	0.97%	19.18%	17.92%	14.97%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Capital Management, LLC	1.01%	N/A	1.01%	39.03%	20.73%	16.73%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Capital Management, LLC	1.06%	N/A	1.06%	(1.21)%	8.36%	7.75%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Capital Management, LLC	1.08%	N/A	1.08%	16.02%	8.77%	0.66%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Capital Management, LLC	0.85%	N/A	0.85%	32.58%	17.38%	14.38%
Intermediate Term Bond	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	0.81%	N/A	0.81%	7.68%	4.04%	3.61%
Small Cap Blend	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	1.12%	N/A	1.12%	13.34%	11.25%	10.97%
Large Cap Blend	JPMorgan Insurance Trust US Equity Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	1.01%	N/A	1.01%	24.95%	15.73%	13.99%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.91%	N/A	0.91%	7.30%	7.41%	6.44%
Small Cap Growth	Lord Abbett Series Developing Growth VC [2] – Class VC Adviser: Lord, Abbett & Co. LLC	1.24%	N/A	1.24%	72.60%	24.72%	17.32%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.02%	N/A	1.02%	15.42%	13.79%	11.62%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.19%	N/A	1.19%	1.77%	8.16%	8.18%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.94%	N/A	0.94%	2.70%	8.94%	8.66%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.25%	N/A	1.25%	39.38%	18.09%	13.41%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.18%	N/A	1.18%	2.50%	5.84%	7.40%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.72%	N/A	0.72%	7.43%	4.53%	4.22%
Emerging Markets	MFS ® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	1.98%	N/A	1.98%	10.33%	11.32%	2.33%
Global Allocation	MFS ® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.08%	N/A	1.08%	5.99%	6.21%	5.14%
High Yield Bond	MFS ® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.03%	N/A	1.03%	4.85%	7.00%	5.66%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	1.04%	22.20%	18.39%	14.71%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
International Equity	MFS ® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	N/A	1.23%	12.71%	9.34%	5.71%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.17%	N/A	1.17%	20.20%	12.42%	10.87%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.05%	N/A	1.05%	13.60%	13.38%	12.22%
Small Cap Growth	MFS ® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.20%	N/A	1.20%	45.58%	22.68%	14.41%
Large Cap Blend	MFS ® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	N/A	1.07%	16.31%	14.45%	12.77%
Balanced/Asset Allocation	MFS ® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	N/A	0.96%	9.52%	8.58%	8.07%
Intermediate Term Bond	MFS ® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	N/A	0.79%	8.17%	4.92%	4.15%
Specialty-Sector	MFS ® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	1.04%	5.62%	11.10%	8.93%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.40%	N/A	1.40%	5.53%	6.30%	4.72%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.55%	N/A	1.55%	14.36%	10.18%	2.98%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.93%	N/A	0.93%	9.96%	10.17%	7.75%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	N/A	0.88%	9.12%	7.90%	6.26%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.95%	N/A	0.95%	6.49%	4.82%	3.64%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.89%	N/A	0.89%	10.01%	9.29%	7.25%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	N/A	0.90%	8.43%	6.51%	5.00%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.92%	N/A	0.92%	19.56%	13.05%	11.62%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.48%	N/A	1.48%	7.91%	7.85%	4.54%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.48%	N/A	1.48%	1.23%	2.54%	(5.49)%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.20%	N/A	1.20%	6.60%	7.64%	5.22%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.03%	N/A	1.03%	10.01%	4.71%	2.62%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.44%	N/A	1.44%	16.71%	8.83%	4.59%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.89%	N/A	0.89%	5.64%	7.09%	5.93%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.08%	N/A	1.08%	10.66%	5.28%	2.53%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	N/A	0.79%	2.89%	1.91%	1.69%
Inflation-Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.94%	N/A	0.94%	11.60%	5.15%	3.53%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.72%	N/A	0.72%	2.14%	2.17%	1.60%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	N/A	0.79%	8.54%	4.65%	3.83%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Intermediate Core-Plus Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.90%	N/A	0.90%	8.42%	4.71%	4.38%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.05%	N/A	1.05%	(0.26)%	9.42%	10.26%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.36%	N/A	1.36%	1.98%	6.39%	5.13%
Specialty-Sector	Pioneer Real Estate Shares VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.71%	N/A	1.71%	(7.62)%	3.61%	7.74%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.60%	N/A	1.60%	7.37%	5.33%	4.20%
Specialty	Probabilities Fund – Class 2 Adviser: Probabilities Fund Management, LLC	4.85%	N/A	4.85%	(8.44)%	4.00%	N/A
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC	1.05%	N/A	1.05%	(0.90)%	4.27%	3.46%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC	1.12%	N/A	1.12%	12.31%	8.47%	8.38%
Large Cap Growth	Putnam VT Growth Opportunities – Class IB Adviser: Putnam Investment Management, LLC	0.90%	N/A	0.90%	38.71%	22.04%	16.94%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.97%	N/A	0.97%	5.21%	7.37%	5.73%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.82%	N/A	0.82%	5.72%	5.01%	4.72%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC	0.82%	N/A	0.82%	5.80%	11.25%	11.60%
Specialty	Putnam VT Multi - Asset Absolute Return – Class IB Adviser: Putnam Investment Management, LLC	1.80%	N/A	1.80%	(7.38)%	(0.55)%	N/A
Multi Cap Blend	Putnam VT Multi-Cap Core – Class IB Adviser: Putnam Investment Management, LLC	0.92%	N/A	0.92%	17.27%	14.44%	13.20%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC	1.15%	N/A	1.15%	48.30%	16.97%	12.05%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	3.37%	N/A	3.37%	10.26%	7.00%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.82%	N/A	1.82%	(8.46)%	6.33%	5.26%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.82%	N/A	1.82%	19.75%	13.79%	3.79%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.82%	N/A	1.82%	21.31%	7.33%	16.87%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.98%	N/A	1.98%	(22.72)%	(2.71)%	(10.25)%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.82%	N/A	1.82%	7.58%	6.34%	9.98%
Specialty	Rydex VIF Dow 2x Strategy [2] Adviser: Security Investors, LLC	2.02%	N/A	2.02%	1.73%	21.67%	20.02%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.82%	N/A	1.82%	55.95%	28.72%	17.67%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.82%	N/A	1.82%	(34.17)%	(8.39)%	(7.96)%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.82%	N/A	1.82%	(37.33)%	(19.36)%	(15.49)%
International Equity	Rydex VIF Europe 1.25x Strategy [2] Adviser: Security Investors, LLC	2.01%	N/A	2.01%	0.24%	4.84%	2.78%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.82%	N/A	1.82%	(0.11)%	8.48%	8.02%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy [2] Adviser: Security Investors, LLC	1.48%	N/A	1.48%	21.96%	8.07%	8.42%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.82%	N/A	1.82%	18.68%	10.32%	13.98%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.86%	N/A	1.86%	4.64%	6.95%	5.44%
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.82%	N/A	1.82%	60.21%	22.18%	16.93%
Specialty	Rydex VIF Inverse Dow 2x Strategy [2] Adviser: Security Investors, LLC	2.02%	N/A	2.02%	(45.76)%	(31.48)%	(28.59)%
Specialty	Rydex VIF Inverse Government Long Bond Strategy [2] Adviser: Security Investors, LLC	3.09%	N/A	3.09%	(21.09)%	(8.88)%	(9.96)%
Specialty	Rydex VIF Inverse Mid-Cap Strategy [2] Adviser: Security Investors, LLC	1.98%	N/A	1.98%	(24.89)%	(14.23)%	(13.96)%
Specialty	Rydex VIF Inverse NASDAQ-100 ® Strategy [2] Adviser: Security Investors, LLC	2.01%	N/A	2.01%	(38.00)%	(21.61)%	(19.89)%
Specialty	Rydex VIF Inverse Russell 2000 ® Strategy [2] Adviser: Security Investors, LLC	2.04%	N/A	2.04%	(30.81)%	(15.89)%	(14.83)%
Specialty	Rydex VIF Inverse S&P 500 Strategy [2] Adviser: Security Investors, LLC	1.97%	N/A	1.97%	(25.02)%	(15.26)%	(14.94)%
International Equity	Rydex VIF Japan 2x Strategy [2] Adviser: Security Investors, LLC	1.81%	N/A	1.81%	40.46%	19.74%	12.00%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.82%	N/A	1.82%	21.01%	12.25%	13.02%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy [2] Adviser: Security Investors, LLC	1.97%	N/A	1.97%	10.69%	14.03%	13.41%
Large Cap Growth	Rydex VIF NASDAQ - 100® Adviser: Security Investors, LLC	1.84%	N/A	1.84%	44.95%	22.04%	18.64%
Large Cap Growth	Rydex VIF NASDAQ-100 ® 2x Strategy [2] Adviser: Security Investors, LLC	1.99%	N/A	1.99%	86.87%	41.55%	35.82%
Large Cap Blend	Rydex VIF Nova [2] Adviser: Security Investors, LLC	1.82%	N/A	1.82%	20.03%	18.95%	17.57%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.74%	N/A	1.74%	34.30%	24.75%	(3.76)%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.82%	N/A	1.82%	(5.82)%	4.99%	6.59%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.82%	N/A	1.82%	43.69%	14.39%	13.36%
Small Cap Blend	Rydex VIF Russell 2000 ® 1.5x Strategy [2] Adviser: Security Investors, LLC	2.03%	N/A	2.03%	20.04%	15.39%	12.67%
Small Cap Blend	Rydex VIF Russell 2000 ® 2x Strategy [2] Adviser: Security Investors, LLC	2.01%	N/A	2.01%	17.21%	17.28%	14.64%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy [2] Adviser: Security Investors, LLC	1.95%	N/A	1.95%	18.10%	22.91%	21.84%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.73%	N/A	1.73%	27.32%	14.18%	13.32%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.73%	N/A	1.73%	(10.56)%	5.39%	8.43%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.72%	N/A	1.72%	30.47%	9.36%	9.20%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.72%	N/A	1.72%	7.42%	9.22%	7.99%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.72%	N/A	1.72%	15.76%	10.31%	10.16%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.72%	N/A	1.72%	(5.97)%	3.44%	4.91%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy [2] Adviser: Security Investors, LLC	2.12%	N/A	2.12%	(14.03)%	(2.39)%	0.73%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.82%	N/A	1.82%	49.25%	24.79%	16.60%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.82%	N/A	1.82%	9.49%	7.85%	3.94%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.82%	N/A	1.82%	40.62%	14.12%	12.39%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.42%	N/A	1.42%	0.07%	0.31%	0.15%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.82%	N/A	1.82%	(5.13)%	8.64%	8.70%
Specialty	Rydex VIF Weakening Dollar 2x Strategy [2] Adviser: Security Investors, LLC	2.08%	N/A	2.08%	9.69%	0.09%	(4.74)%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	N/A	1.10%	33.92%	19.22%	17.20%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	1.10%	N/A	1.10%	0.96%	9.59%	8.94%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	N/A	1.20%	29.27%	13.77%	19.87%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc.	0.95%	N/A	0.95%	4.46%	2.27%	1.52%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.44%	N/A	1.44%	17.18%	15.57%	3.66%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel , LLC	1.13%	N/A	1.13%	(1.16)%	3.30%	2.42%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.79%	N/A	0.79%	(4.92)%	0.66%	1.56%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited	1.16%	N/A	1.16%	5.80%	6.15%	6.08%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	2.10%	N/A	2.10%	(2.39)%	2.19%	2.37%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	0.80%	0.12%	0.11%	N/A
Balanced /Asset Allocation	TOPS ® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	N/A	0.81%	0.08%	0.07%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.85%	N/A	0.85%	0.07%	0.05%	N/A
Balanced/Asset Allocation	TOPS ® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	0.80%	0.11%	0.10%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	1.00%	0.06%	0.06%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	N/A	0.99%	0.05%	0.07%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.99%	N/A	0.99%	0.06%	0.06%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	0.79%	0.10%	0.09%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.65%	N/A	1.65%	38.62%	21.77%	N/A
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.38%	N/A	1.38%	18.83%	5.93%	(3.83)%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.20%	0.45%	0.65%	10.68%	10.77%	9.88%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	0.45%	0.79%	17.47%	15.96%	14.98%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	0.58%	11.73%	8.10%	N/A
Large Cap Value	Vanguard ® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.28%	0.45%	0.73%	11.78%	10.30%	10.60%
Large Cap Value	Vanguard ® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group , Inc	0.30%	0.45%	0.75%	3.25%	10.45%	11.62%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	0.59%	18.20%	15.05%	13.72%
Global Bond	Vanguard ® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	0.58%	6.67%	N/A	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.41%	0.45%	0.86%	43.09%	19.96%	17.11%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP	0.26%	0.45%	0.71%	5.67%	7.22%	6.38%
International Equity	Vanguard ® VIF International Adviser: Bailie Gifford Overseas Ltd .; Schroder Investment Management North America Inc.	0.38%	0.45%	0.83%	57.58%	21.30%	12.10%
Mid Cap Blend	Vanguard® VIF Mid - Cap Index Adviser: The Vanguard Group, Inc.	0.17%	0.45%	0.62%	18.07%	13.14%	12.26%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.12%	0.45%	0.57%	13.78%	9.80%	N/A
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	0.45%	0.71%	(4.85)%	5.66%	8.60%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	0.45%	0.59%	5.49%	3.39%	2.73%
Small Cap Growth	Vanguard ® VIF Small Company Growth [2] Adviser: ArrowMark Colorado Holdings, LLC ; The Vanguard Group , Inc.	0.30%	0.45%	0.75%	23.18%	15.74%	13.53%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	0.59%	7.58%	4.36%	3.71%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.10%	0.45%	0.55%	11.18%	N/A	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	0.58%	20.55%	15.23%	13.60%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.20%	N/A	1.20%	(1.55)%	5.83%	8.78%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform Charge	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2020)
					1 Year	5 Year	10 Year
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.29%	N/A	1.29%	44.64%	31.51%	22.55%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Newfleet Asset Management, LLC	1.20%	N/A	1.20%	6.53%	5.97%	4.97%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.19%	N/A	1.19%	23.64%	6.86%	3.69%
Balanced/Asset Allocation	Virtus Strategic Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Newfleet Asset Management, LLC	1.00%	N/A	1.00%	33.96%	13.77%	10.21%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investment Advisers, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.27%	N/A	1.27%	40.56%	17.30%	13.58%
Specialty-Sector	VY Clarion Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.48%	N/A	1.48%	(5.19)%	3.54%	5.01%
Specialty-Sector	VY Clarion Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.43%	N/A	1.43%	(6.69)%	3.77%	7.51%
International Equity	Wells Fargo International Equity VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.38%	N/A	1.38%	4.93%	5.18%	3.89%
Large Cap Growth	Wells Fargo Omega Growth VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.06%	N/A	1.06%	43.18%	21.63%	16.12%
Mid Cap Blend	Wells Fargo Opportunity VT – Class 2 Adviser: Wells Fargo Funds Management, LLC Sub-Adviser: Wells Capital Management, Inc.	1.11%	N/A	1.11%	21.00%	14.83%	11.79%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC ; Western Asset Management Company Limited (London); and Western Asset Management Company Pte. Ltd. (Singapore)	1.10%	N/A	1.10%	7.12%	7.92%	5.56%
1   Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements
2   This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.

The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at http://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL .
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov , and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier C000126287

ELITEDESIGNS® VARIABLE ANNUITY

(for Contracts issued before April 18, 2011)
May 1, 2021
Variable Annuity Account A

Individual Flexible Purchase Payment
Deferred
  Variable Annuity Contract

Statement of Additional Information
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-888-2461 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May   1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from First Security Benefit Life Insurance and Annuity Company of New York by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497. This Statement of Additional Information will first be used as of May 1, 2021.

7013A	32-70131-01 2021/05/01

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General Information and History

The Company  — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the Variable Annuity Account A as a separate under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $0, $668, and $9,472, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SBL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), First Security Benefit Life Insurance and Annuity Company of New York (the “Company”), and the Variable Annuity Account A (the “Separate Account”), see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2020, 2019, and 2018, the Company paid $367,440, $556,698, and $1,372,917, respectively, under the agreement.

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Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The annual mortality and expense risk charge of 0.20% (0.00% if the 5-year schedule is selected) and the annual administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. If you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net monthly subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming a Contract with Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund ® Subaccount and the Return of Premium Death Benefit Rider, the Excess Charge would be computed as follows:
Excess Charge on an Annual Basis	0.10%

Further assuming 5,000 Accumulation Units with an Accu-mulation Unit value of $10 per unit on December 30 and a   gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount Adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$ 120.75

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The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund ® Subaccount, as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for tax year 2021 . The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $6,500 can be made to a 403(b) annuity during the 2021 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre‑tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2021 is the lesser of (i)  $58,000 or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions—$19,500 in 2021 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contribu-tions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ). If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.

5

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2021) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contri-butions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b)  $58,000 (for 2021). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and the total return of all Subaccounts, may appear in advertise-ments, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 0.70%; (2) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount); and (3) the contingent deferred sales charge.
Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre‑dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that

6

reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019 , and for each of the specified periods ended December 31, 2020, 2019, and 2018, or for such portions of such periods as disclosed in the financial statements, and the financial state-ments of Variable Annuity Account A at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 or for such portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young, LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019 , and for each of the specified periods ended December 31, 2020, 2019, and 2018, or for such portions of such periods as disclosed in the financial statements, and the financial state-ments of Variable Annuity Account A at December 31, 2020, and for each of the specified periods ended December 31, 2020 and 2019 or for such portions of such periods as disclosed in the financial statements, are set forth herein, following this section.

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The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

8

ELITEDESIGNS® VARIABLE ANNUITY

(for Contracts issued on or after April 18, 2011)
May 1, 2021
Variable Annuity Account A

Individual Flexible Purchase Payment
Deferred
  Variable Annuity Contract

Statement of Additional Information
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-888-2461 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from First Security Benefit Life Insurance and Annuity Company of New York by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497. This Statement of Additional Information will first be used as of May 1, 2021.

7013C (PRS)	32-70130-03 2021/05/01

2

General Information and History

The Company  — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the Variable Annuity Account A   as a Separate Account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Under-writer for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of Contract. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $0, $668, and $9,472, respectively. SDL passes through commis-sions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal under-writer for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), First Security Benefit Life Insurance and Annuity Company of New York (the “Company”), and the Variable Annuity Account A (the “Separate Account”), see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter section.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2020, 2019, and 2018, the Company paid $367,440, $556,698, and $1,372,917, respectively, under the agreement.

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Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The annual mortality and expense risk charge of 0.20% and the annual administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjust-ment is paid only for the purpose of collecting the Excess Charge. If you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net monthly subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming a Contract with Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund ® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35% for Contracts issued on or after February 1, 2013), the Excess Charge would be computed as follows:
Excess Charge on an Annual Basis	0.35%

Further assuming 5,000 Accumulation Units with an Accumulation Unit value of $10 per unit on December 30 and a   gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:

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Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00297
Net Subaccount Adjustment Per Unit		$ 0.02203
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$ 110.15

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund ® Subaccount, as follows: $0.02203 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 11.043 Accumulation Units. On the Reinvestment Date, 11.043 Accumulation Units are added to Contract Value for a total of 5,011.043 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,011.043 Accumulation Units times $9.975 (Accumulation Unit value as of the Reinvestment Date) for a Contract Value of $49,985.15 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ). If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $ 6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $ 58 ,000 (for 2021 ). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during

5

the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the mortality and expense risk charge of 0.20%, (2) the highest Return of Premium Death Benefit Rider charge of 0.35%; and (3) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount).
 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre‑dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a   certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019 , and for each of the specified periods ended December 31, 2020, 2019, and 2018, or

6

for such portions of such periods as disclosed in the financial statements, and the financial statements of Variable Annuity Account A at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 or for such portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young, LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019 , and for each of the specified periods ended December 31, 2020, 2019, and 2018, or for such portions of such periods as disclosed in the financial statements, and the financial statements of Variable Annuity Account A at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 , or for such portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

7

ELITEDESIGNS® II VARIABLE ANNUITY

May 1, 2021
Variable Annuity Account A

Individual Flexible Purchase Payment
Deferred
  Variable Annuity Contract

Statement of Additional Information
Issued By: First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207 1-800-888-2461 www.fsbl.com	Mailing Address: First Security Benefit Life Insurance and Annuity Company of New York P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus ; it should be read in conjunction with the current Prospectus for the EliteDesigns II Variable Annuity dated May   1, 2021 , as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from First Security Benefit Life Insurance and Annuity Company of New York by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497. This Statement of Additional Information will first be used as of May 1, 2021.

7013E (COMM)	32-70130-05 2021/05/01

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General Information and History

The Company  — First Security Benefit Life Insurance and Annuity Company of New York is a stock life insurance company organized under the insurance laws of the State of New York on November 8, 1994. The Company offers fixed and variable annuity contracts in New York and is admitted to do business in that state. On September 8, 1995, the Company merged with and is the successor corporation of Pioneer National Life Insur-ance Company, a stock life insurance company organized under the laws of the State of Kansas. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account  — The Company established the Variable Annuity Account A   as a Separate Account under New York law on January 22, 1996. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter  — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of Security Benefit Life Insurance Company, an affiliate of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2020, 2019, and 2018, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $0, $668, and $9,472, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information  — For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), First Security Benefit Life Insurance and Annuity Company of New York (the “Company”), and the Variable Annuity Account A (the “Separate Account”), see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing a Contract are disclosed in the Prospectus in their related subject matter section.
Additional Payments to Service Providers

The Company has entered into an administrative services agreement with its affiliate, Security Benefit Life Insurance Company (“SBL”). Pursuant to this agreement, SBL provides management and administrative services for the Separate Account and the Contract, including underwriting, claims, and actuarial services. The Company reimburses SBL for the services and facilities it provides to the Company. For the years ended December 31, 2020, 2019, and 2018, the Company paid $367,440, $556,698, and $1,372,917, respectively, under the agreement.

3

Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The annual mortality and expense risk charge of 1.20% and the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount) of each Subaccount’s average daily net assets, are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjust-ment is paid only for the purpose of collecting the Excess Charge. If you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net monthly subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming a Contract with Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund ® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35%), the Excess Charge would be computed as follows:
Excess Charge on an Annual Basis	0.35%

Further assuming 5,000 Accumulation Units with an Accumulation Unit value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00297
Net Subaccount Adjustment Per Unit		$ 0.02203
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$ 110.15

4

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund ® Subaccount, as follows: $0.02203 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 11.043 Accumulation Units. On the Reinvestment Date, 11.043 Accumulation Units are added to Contract Value for a total of 5,011.043 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,011.043 Accumulation Units times $9.975 (Accumulation Unit value as of the Reinvestment Date) for a Contract Value of $49,985.15 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connec-tion with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2021 ). If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2021 ) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $ 58 ,000 (for 2021 ). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period

5

return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the mortality and expense risk charge of 1.20%, (2) the highest Return of Premium Death Benefit Rider charge of 0.35%; and (3) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount).
 Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre‑dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019 , and for each of the specified periods ended December 31, 2020, 2019, and 2018, or for such portions of such periods as disclosed in the financial statements, and the financial statements of Variable Annuity Account A at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 or for such portions of such periods as disclosed in the financial statements, appearing in this Statement of

6

Additional Information have been audited by Ernst & Young, LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The financial statements of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019 , and for each of the specified periods ended December 31, 2020, 2019, and 2018, or for such portions of such periods as disclosed in the financial statements, and the financial statements of Variable Annuity Account A at December 31, 2020 , and for each of the specified periods ended December 31, 2020 and 2019 or for such portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The financial statements of First Security Benefit Life Insurance and Annuity Company of New York, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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F I N A N C I A L  S T A T E M E N T S
( S T A T U T O R Y  B A S I S )

First Security Benefit Life Insurance and Annuity Company of New York
Years Ended December 31, 2020 and 2019
With Reports of Independent Auditors

First Security Benefit Life Insurance and Annuity Company of New York
Financial Statements
(Statutory Basis)
Years Ended December 31, 2020 and 2019

Report of Independent Auditors
The Board of Directors
First Security Benefit Life Insurance and
Annuity Company of New York
We have audited the accompanying statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used

A member firm of Ernst & Young Global Limited

and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division, which is a basis of accounting other than U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.
Opinion on Statutory-Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of First Security Benefit Life Insurance and Annuity Company of New York at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 1

April 23, 2021

A member firm of Ernst & Young Global Limited

First Security Benefit Life Insurance and Annuity Company of New York
Balance Sheets
(Statutory Basis)

	December 31,
	2020	2019
	(In Thousands,
	Except Share Data)
Admitted assets
Investments:
Bonds	$341,165	$320,012
Preferred stocks	3,873	623
Policy loans	313	362
Cash and cash equivalents	17,897	16,125
Other invested assets	1,891	1,871
Total investments	365,139	338,993

Investment income due and accrued	1,989	1,957
Net deferred income tax asset	695	643
Other assets	224	136
Separate account assets	168,748	152,684
Total admitted assets	$536,795	$494,413

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$83,283	$92,473
Funds withheld	245,595	212,818
Income tax payable	502	74
Other liabilities	2,487	2,107
Net transfers due from separate accounts	(1,815)	(1,429)
Asset valuation reserve	2,247	2,147
Separate account liabilities	168,748	152,684
Total liabilities	501,047	460,874

Capital and surplus:
Common stock, $10 par value:
Authorized, issued, and outstanding – 200,000 shares	2,000	2,000
Additional paid-in capital	33,600	33,600
Unassigned surplus (deficit)	148	(2,061)
Total capital and surplus	35,748	33,539
Total liabilities and capital and surplus	$536,795	$494,413

See accompanying notes.

3

First Security Benefit Life Insurance and Annuity Company of New York
Statements of Operations
(Statutory Basis)

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Revenues:
Annuity considerations and deposits	$7,616	$9,166	$18,252
Net investment income	4,163	5,441	8,831
Other income	2,130	2,134	2,064
Total revenues	13,909	16,741	29,147

Benefits and expenses:
Decrease in reserves and funds for all policies	(16,792)	(83,658)	(141,295)
Surrender benefits	20,618	89,264	154,594
Annuity benefits	5,300	7,606	10,594
Commissions	519	587	901
Other insurance operating expenses	1,198	1,558	2,829
Total benefits and expenses	10,843	15,357	27,623

Income from operations before federal
income taxes	3,066	1,384	1,524
Federal income tax (expense) benefit	(400)	(239)	1,371
Income from operations before net
realized (losses) gains	2,666	1,145	2,895
Net realized (losses) gains, net of capital gains tax	(226)	(16)	159
Net income	$2,440	$1,129	$3,054

See accompanying notes.

4

First Security Benefit Life Insurance and Annuity Company of New York
Statements of Changes in Capital and Surplus
(Statutory Basis)

		Additional		Unassigned	Total
	Common	Paid-In	Contingency	Surplus	Capital and
	Stock	Capital	Surplus	(Deficit)	Surplus
	(In Thousands)

Balance at January 1, 2018	$2,000	$33,600	$—	$(5,367)	$30,233
Net income	—	—	—	3,054	3,054
Change in asset valuation reserve	—	—	—	387	387
Change in net deferred income taxes	—	—	—	(1,893)	(1,893)
Change in nonadmitted assets	—	—	—	255	255
Change in net unrealized capital gains, net of tax	—	—	—	38	38
Balance at December 31, 2018	2,000	33,600	—	(3,526)	32,074
Net income	—	—	—	1,129	1,129
Change in asset valuation reserve	—	—	—	324	324
Change in net deferred income taxes	—	—	—	11	11
Change in nonadmitted assets	—	—	—	4	4
Change in net unrealized capital gains, net of tax	—	—	—	(3)	(3)
Balance at December 31, 2019	2,000	33,600	—	(2,061)	33,539
Net income	—	—	—	2,440	2,440
Change in asset valuation reserve	—	—	—	(99)	(99)
Change in net deferred income taxes	—	—	—	52	52
Change in nonadmitted assets	—	—	—	16	16
Change in net unrealized capital loss, net of tax	—	—	—	4	4
Change in reserve due to change in valuation basis	—	—	—	(204)	(204)
Balance at December 31, 2020	$2,000	$33,600	$—	$148	$35,748

See accompanying notes.

5

First Security Benefit Life Insurance and Annuity Company of New York
Statements of Cash Flows
(Statutory Basis)

	Year Ended December 31,
	2020	2019	2018
	(In Thousands)
Operation activities
Revenues:
Premium and annuity considerations	$7,616	$9,166	$18,252
Net investment income	4,768	6,563	9,836
Other income	2,932	3,069	3,048
Benefits and expenses:
Benefits and surrenders	(25,939)	(96,854)	(165,271)
Net transfers from separate accounts	7,012	7,020	(1,059)
Commissions, expenses, and other deductions	(2,609)	(3,577)	(4,460)
Federal income taxes, including net tax
on capital gains	(65)	3,310	—
Net cash provided (used) by operations	(6,285)	(71,303)	(139,654)

Investment activities
Proceeds from sales, maturities, or repayments
of investments:
Bonds	76,139	145,562	196,065
Stocks	—	350	—
Other proceeds	744	7	117
Cost of investments acquired:
Bonds	(97,976)	(114,494)	(100,724)
Stocks	(3,250)	(250)	—
Other applications	(199)	(886)	(79)
Net decrease (increase) in policy loans	48	(57)	102
Net cash provided (used) by investment activities	(24,494)	30,232	95,481

Financing and miscellaneous activities
Cash provided (used) by:
Change in funds withheld	32,777	16,411	8,195
Other cash (used) provided	(226)	59	(483)
Net cash provided (used) by financing and miscellaneous activities	32,551	16,470	7,712

Increase (decrease) in cash and cash equivalents
and short-term investments	1,772	(24,601)	(36,461)
Cash and cash equivalents and short-term
investments at beginning of year	16,125	40,726	77,187
Cash and cash equivalents and short-term
investments at end of year	$17,897	$16,125	$40,726

See accompanying notes.

6

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements
(Statutory Basis)
December 31, 2020
1. Significant Accounting Policies
Organization
First Security Benefit Life Insurance and Annuity Company of New York (the Company) is licensed to transact life insurance business in the States of New York and Kansas and was organized to offer insurance products in the State of New York. The Company’s business activities are concentrated in the sale of variable annuity products, which are supported by separate account assets, and fixed annuity products.
The Company is owned entirely by SBL Holdings, Inc. (SBLH), a holding company domiciled in the state of Kansas.  Effective January 29, 2020, SBLH converted from a limited liability company to a corporation.
Basis of Presentation
The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services – Insurance Division (the Department).
The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York in determining and reporting the financial condition and results of operations of an insurance company for purposes of determining its solvency under the New York Insurance Law.
The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of New York.
Statutory accounting practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:
7

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Investments
Investments in bonds and preferred stock are carried at amortized cost or market value based on the NAIC designation. GAAP requires that debt securities be classified as held to maturity, trading, or available for sale. Under GAAP, debt securities classified as held to maturity are carried at amortized cost, and debt securities classified as trading or available for sale are carried at fair value. Unrealized holding gains and losses are reported in income for those debt securities classified as trading or as a separate component of stockholder's equity for those debt securities classified as available for sale.
For statutory purposes, loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. For GAAP purposes, all debt securities, purchased or retained, that represent beneficial interests in securitized assets other than high credit quality securities are adjusted using the prospective method when there is a change in estimated future cash flow. If it is determined that a decline in fair value is other than temporary, losses are bifurcated between credit and non-credit-related impairments. Credit impairments are recognized in earnings, and non-credit-related impairments are reported as a component of equity. For high credit quality securities, the retrospective method is used when there is a change in estimated future cash flow. For statutory purposes, loan-backed and structured securities that are other-than-temporarily impaired are written down to the present value of discounted estimated future cash flows.
Valuation Reserve Liabilities
As prescribed by the NAIC, the asset valuation reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of fixed maturity securities, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. AVR is not recognized under GAAP.
As also prescribed by the NAIC, the Company reports an interest maintenance reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed maturity investments, principally
8

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
bonds. Such gains or losses, net of tax, are amortized into income using the grouped method, with groupings in five year bands based on the expected maturity of the investment sold, with the exception of investments with one calendar year to expected maturity, which are grouped separately from those with two to five calendar years to expected maturity. IMR is not recognized under GAAP.
Policy Acquisition Costs and Value of Business Acquired
The costs of successfully acquiring new business are expensed when incurred, rather than being deferred and amortized as required under GAAP. Expense allowances received or paid in connection with reinsurance are recognized as income or expense when due, rather than deferred and amortized as required under GAAP. For GAAP purposes, the value of business acquired (VOBA) is amortized in a similar manner to the amortization of deferred policy acquisition costs. VOBA is not recognized under statutory accounting.
Nonadmitted Assets
For statutory accounting purposes, certain assets designated as nonadmitted (principally furniture, equipment, leasehold improvements, intangible assets, prepaid expenses, certain deferred income tax assets, and miscellaneous receivables over 90 days old) are excluded from the balance sheets and charged directly to unassigned surplus. Under GAAP, such assets are included on the balance sheets to the extent those assets are not impaired.
Premiums and Benefits
Revenues for life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits incurred represent the excess of benefits paid over the policy account value and interest credited to the account values.
9

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Policy Reserves
Reserves are based on statutory mortality, morbidity, and interest requirements, with consideration of future withdrawals. All annuity reserves are calculated on the prescribed reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commissions to expense. Under GAAP, annuity reserves are carried at account value plus reserves associated with guarantees provided by the Company to the contract holders.
Statutory Reserve Change in Basis
The state of New York adopted Insurance Regulation 213 effective December 31, 2020 which created a change in basis for the valuation of the Company's variable annuity business, resulting in an increase in total liabilities and decrease in capital and surplus of $0.2 million.
Reinsurance
The Company reports reinsurance receivables and prepaid reinsurance premiums as reductions of policy and contract liabilities rather than reporting such amounts as assets as required under GAAP.
Funds Withheld
The Company maintains a funds withheld reinsurance liability equal to the statutory carrying value of the assets segregated to support certain reinsurance agreements. For GAAP purposes, the funds withheld reinsurance liability contains an embedded derivative that is bifurcated and fair valued based on the change in the fair value of the underlying segregated assets.
Separate Accounts
For statutory accounting purposes, separate account surplus is created through the use of the Commissioners’ Annuity Reserve Valuation Method and is reported as an unsettled transfer from the separate account to the general account.
Deferred Income Taxes
For statutory accounting purposes, deferred income tax assets are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing
10

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
temporary differences that reverse by the end of the subsequent three calendar years; plus (2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the statement of admitted assets, liabilities, and surplus date or 15% of surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software, and any net positive goodwill; plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities (DTLs). The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state income taxes.
Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred tax asset (DTA) is recorded for the amount of gross DTAs expected to be realized in future years, and a valuation allowance is established for DTAs that are not realizable.
Embedded Derivatives
Embedded derivatives for statutory accounting are not bifurcated from the host instrument, whereas GAAP accounting requires the embedded derivative to be bifurcated from, accounted for, and reported separately from the host instrument if it is not clearly and closely related to the host instrument.
Goodwill
Goodwill, for GAAP purposes, is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. Statutory accounting does not allow recognition of goodwill resulting from a change of control.
Cash and Cash Equivalents
The statutory basis statements of cash flow reconcile to the changes in cash and cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash and cash equivalents, whereby cash equivalents are financial instruments with an original maturity period of 90 days or less.
11

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
A reconciliation of capital and surplus at December 31, 2020, 2019, and 2018, and net income for each of the three years in the period ended December 31, 2020, between amounts presented herein and amounts stated in conformity with GAAP is as follows:
	Capital and Surplus			Net Income
	2020	2019	2018	2020	2019	2018
	(In Thousands)

Amounts set forth herein	$35,748	$33,539	$32,074	$2,440	$1,129	$3,054
Unrealized amounts on securities:
Available for sale	1,756	842	(1,135)	—	—	—
Realized gains (losses)	—	—	—	98	336	(727)
Nonadmitted assets	17	32	36	—	—	—
Deferred policy acquisition costs and value of
business acquired	2,568	3,498	5,205	(724)	(1,236)	45
Annuity reserves/account values	2,316	1,937	(320)	108	2,201	630
Deferred income taxes	(1,111)	(1,037)	(562)	110	(142)	(2,965)
Asset valuation reserve	2,247	2,147	2,471	—	—	—
Interest maintenance reserve	561	608	244	(45)	73	91
Funds withheld	(38)	(38)	(38)	—	—	—
Goodwill	2,037	2,037	2,037	—	—	—
Other	(666)	(655)	(611)	39	(58)	279
Amounts stated in conformity with U.S. GAAP	$45,435	$42,910	$39,401	$2,026	$2.303	$407

Other significant accounting policies include the following:
Investments
Investments are valued as prescribed by the NAIC. Bonds with NAIC designations of 1 to 5 are reported principally at cost, adjusted for amortization of premiums and accrual of discounts using the effective interest method. For loan-backed and structured securities, defaults, loss severity of defaulted collateral, and anticipated prepayments are considered using market consensus when determining the amortization of premiums and accrual of discounts. Adjustments to discounts or premiums resulting when actual defaults, loss severity of defaulted collateral, and prepayments differ substantially from estimates are determined using the retrospective or prospective methods. Preferred stocks in "good standing" (NAIC designation 1 to 3) are carried at cost. Bonds with an NAIC designation of 6 and preferred stocks "not in good standing" (NAIC designation 4 to 6) are carried at the lower of amortized cost or fair value.
12

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Realized capital gains and losses on sales of investments are determined using the specific identification method.
For any decline in the market value of an investment that is determined to be other than temporary, the amortized cost basis of the investment is written down to the estimated fair value as of the date of the determination, except for loan-backed and structured securities where the investment is written down to its discounted expected future cash flows, and the amount of the write-down is accounted for as a realized loss.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Policy loans are stated at the aggregate unpaid balance.
The operations of the Company are subject to the risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company’s interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The Company engages in asset-liability management intended to generate an acceptable level of return relative to the levels of interest rate risk, liquidity risk and other forms of risk that exist within the Company.
Reserves for Annuity Policies
The reserves for annuity policies are developed by actuarial methods. Annuity reserves are computed using assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.
Recognition of Revenues
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest contracts are recorded as deposits, with revenues consisting of policy charges for the cost of insurance, policy administrative charges, and surrender charges against account balances during the period.
13

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Separate Accounts
The separate accounts are established in conformity with New York insurance laws and are not chargeable with liabilities arising out of any other business of the Company. Premiums designated for investment in the separate accounts are included in revenues with corresponding liability increases included in benefits. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheets. Assets held in the separate accounts are carried at quoted market values or, where quoted market values are not available, at fair market value. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates and assumptions include the valuation of investments, determination of other-than-temporary impairments (OTTIs) of investments, calculation of liabilities for future policy benefits, the calculation of income taxes, and the recognition of DTAs and DTLs. Actual results could differ from those estimates.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses, decreases in consumer mobility and activity, increases in unemployment rates and volatility in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. Though the Company’s business has been affected by the Pandemic, such as increases in volatility in its investment portfolio, its overall impact on Company operations has been minimal. The Company cannot predict the length and severity of the Pandemic or its long-term
14

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
1. Significant Accounting Policies (continued)
effects on the Company. Our estimates and assumptions could change in the future as circumstances change.
2. Investments
The carrying value, gross unrealized gains and losses, and fair value of investments in bonds and preferred stock at December 31, 2020 and 2019, are summarized as follows:
	December 31, 2020
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	Losses	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$420	$—	$—	$420
Obligations of government-sponsored enterprises	24,431	1,417	9	25,839
Corporate	129,765	8,753	156	138,362
Obligations of foreign governments	499	25	—	524
Municipal governments	13,842	2,316	—	16,158
Commercial mortgage-backed	18,312	560	198	18,674
Residential mortgage-backed	11,857	776	1	12,632
Collateralized loan obligations	88,760	111	330	88,541
Collateralized debt obligations	650	—	35	615
Other asset backed	52,629	1,197	550	53,276
Total bonds	$341,165	$15,155	$1,279	$355,041

Preferred stocks:
Consumer	$2,000	$127	$—	$2,127
Financial	1,873	$115	$—	1,988
Total preferred stocks	$3,873	$242	$—	$4,115

15

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
	December 31, 2019
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Amount	Gains	Losses	Value
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$1,000	$—	$—	$1,000
Obligations of government-sponsored enterprises	37,670	642	24	38,288
Corporate	90,786	4,077	63	94,800
Municipal governments	13,211	1,749	61	14,899
Commercial mortgage-backed	16,262	456	46	16,672
Residential mortgage-backed	15,460	924	89	16,295
Collateralized loan obligations	90,705	53	532	90,226
Collateralized debt obligations	650	—	6	644
Other asset backed	54,268	558	179	54,647
Total bonds	$320,012	$8,459	$1,000	$327,471

Preferred stocks:
Consumer	$250	$8	$—	$258
Financial	373	$37	$—	410
Total preferred stocks	$623	$45	$—	$668

The carrying amount and fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
	Carrying	Fair
	Amount	Value
	(In Thousands)

Due in one year or less	$6,877	$6,975
Due after one year through five years	59,564	63,380
Due after five years through ten years	43,095	46,495
Due after ten years	34,989	38,614
Mortgage-backed securities and other asset-backed securities	196,640	199,577
	$341,165	$355,041

16

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
For bonds with unrealized losses as of December 31, 2020 and 2019, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$420	$—	$—	$—	$420	$—
Obligations of government-sponsored enterprises	1,011	9	4	—	1,015	9
Corporate	6,131	156	—	—	6,131	156
Municipal governments	—	—	—	—	—	—
Commercial mortgage-backed	6,450	110	2,198	88	8,648	198
Residential mortgage-backed	—	—	257	1	257	1
Collateralized loan obligation	30,532	165	27,263	165	57,795	330
Collateralized debt obligation	—	—	615	35	615	35
Other asset backed	14,241	541	624	9	14,865	550
Total bonds	$58,785	$981	$30,961	$298	$89,746	$1,279

Number of securities with unrealized losses		122		36		158
Percent investment grade
(NAIC investment grade 1 and 2)		96%		94%		96%

17

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
	December 31, 2019
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$—	$—	$—	$—	$—	$—
Obligations of government-sponsored enterprises	6,029	23	122	1	6,151	24
Corporate	6,668	62	749	1	7,417	63
Municipal governments	332	1	983	60	1,315	61
Commercial mortgage-backed	4,135	46	—	—	4,135	46
Residential mortgage-backed	2,701	4	838	85	3,539	89
Collateralized loan obligation	35,383	328	28,690	204	64,073	532
Collateralized debt obligation	—	—	644	6	644	6
Other asset backed	12,261	94	1,387	85	13,648	179
Total bonds	$67,509	$558	$33,413	$442	$100,922	$1,000

Number of securities with unrealized losses		89		45		134
Percent investment grade
(NAIC investment grade 1 and 2)		99%		91%		96%

The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. At present, the Company cannot ascertain the duration of the current market conditions and the resulting impact on such positions, but believes these losses to be temporary.
The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the length of time the fair value has been below amortized cost; (2) the issuer’s financial position and access to capital; including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell the security or if it is more likely than not that the Company will be required to sell the security before recovery of the amortized cost basis, and (4) for equity securities, the Company’s ability and intent to hold the security until it recovers in value. In the evaluation of the potential impairment of asset-backed securities, several additional factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions.
18

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
The Company had the following OTTI during the year as a result of the intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis of the security.
	(1)	(2)		(3)
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss		Fair Value 1 - (2a + 2b)
		(2a) Interest	(2b) Non-Interest
	(In Thousands)
OTTI recognized
Intent to sell	$113	$—	$34	$79
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	—	—	—
Total	$113	$—	$34	$79

The Company had the following recognized OTTI for the year, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security.
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at time of OTTI
	(In Thousands)
761118WP9	372	202	170	202	247
36298YAC4	350	206	144	206	233

Impaired loan-backed and structured securities (those whose fair value is less than cost or amortized cost) currently held by the Company, for which an OTTI has not been recognized in earnings as a realized loss, aggregated by length of time that the individual securities have been in a continuous unrealized loss position, are as follows:
	December 31, 2020
	Unrealized	Fair
	Loss	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$865	$52,989
Continuous unrealized loss for greater than or equal to 12 months	296	30,915

19

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
	December 31, 2019
	Unrealized	Fair
	Loss	Value
	(In Thousands)
Continuous unrealized loss for less than 12 months	$495	$60,434
Continuous unrealized loss for greater than or equal to 12 months	378	31,412

Major categories of net investment income for the years ended December 31, 2020, 2019, and 2018, are summarized as follows:
	2020	2019	2018
	(In Thousands)

Interest on bonds	$11,931	$13,904	$16,618
Dividends on equity securities	53	42	43
Other	24	24	29
Total investment income	12,008	13,970	16,690

Less:
Investment expenses	(52)	(171)	(333)
Ceded to reinsurer	(7,793)	(8,358)	(7,526)
Net investment income	$4,163	$5,441	$8,831

General account investment income recognized as a result of a prepayment penalties and/or acceleration fees for the years ended December 31, 2020 and 2019 is $0.3 million and $0.4 million, respectively, impacting 42 and 29 securities, respectively.
There was no separate account investment income recognized as a result of prepayment penalties and/or acceleration for the years ended December 31, 2020 and 2019.
Proceeds from sales of bonds and equity securities and related realized gains and losses for the years ended December 31, 2020, 2019, and 2018, are as follows:
	2020	2019	2018
	(In Thousands)
Proceeds from sales	$24,924	$77,546	$54,990
Gross realized gains	316	779	172
Gross realized losses	199	414	780

20

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
Realized gains (losses) net of amounts transferred to the interest maintenance reserve, net of applicable taxes, for the years ended December 31, 2020, 2019, and 2018, consist of the following:
	2020	2019	2018
	(In Thousands)
Bonds	$(304)	$415	$(323)
Other invested assets	1	5	2
Total realized gains (losses)	(303)	420	(321)

Income tax (expense) benefit	(93)	(94)	363
Net ceded reinsurance (gains) losses	168	(52)	(239)
Transferred to the interest maintenance reserve, net of tax	2	(290)	356
Net realized (losses) gains	$(226)	$(16)	$159

Restricted assets, including pledged assets at December 31, 2020, consist of the following:
	Total General Account (GA)	Total From Prior Year	Increase/ (Decrease)	Total Current-Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Thousands)

On deposit with states	$420	$435	$(14)	$420	0.08%	0.08%
Pledged as collateral not
captured in other categories	526	495	31	526	0.10%	0.10%

Total restricted assets	$946	$930	$17	$946	0.18%	0.18%

There were no restricted assets related to the separate account.
The assets pledged as collateral were cash and bonds related to reinsurance agreements.
3. Separate Account Transactions
The Company’s separate accounts are established in conformity with New York Insurance Law Section 4240. Under applicable insurance law, the assets and liabilities of the separate accounts are clearly identified and distinguished from the Company’s other assets and liabilities. The portion
21

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
3. Separate Account Transactions (continued)
of the separate account assets applicable to variable annuity contracts held in the separate accounts are not chargeable with liabilities arising out of any other business the Company may conduct.
The Company has separate accounts considered legally insulated from the general account of $168.7 million and $152.7 million as of December 31, 2020 and 2019, respectively.
The separate accounts held by the Company relate primarily to individual variable annuity contracts of a non-guaranteed return nature. The assets and liabilities of these separate accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The variable annuity contracts generally provide an incidental death benefit, and some contracts may have a guaranteed minimum living benefit. The minimum death benefit and living benefit reserves are recorded in the Company’s general account.
Benefit payments by the general account for those guaranteed liabilities of the separate account for the last five years are as follows (in thousands):
2020	$3
2019	6
2018	109
2017	29
2016	24

To compensate the general account for the risks taken, the separate account for the last five years paid risk charges to the general account of (in thousands):
2020	$88
2019	101
2018	111
2017	127
2016	138

22

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
2. Investments (continued)
Information regarding the separate accounts by risk-based capital groupings is as follows:
	December 31,
	2020	2019
	Non-Guaranteed Separate Accounts
	(In Thousands)
Premium	$6,868	$8,206

Reserves for accounts with assets at:
Fair value	$166,380	$150,755
Amortized cost	—	—
Total	$166,380	$150,755

Reserves for accounts by withdrawal
characteristics:
Discretionary withdrawal at fair value	$166,380	$150,755
Not subject to discretionary
withdrawal	571	505
Total	$166,951	$151,260

There were no non-indexed guarantee separate accounts less than, equal or greater than 4%.
A reconciliation of the summary of operations of the Company’s separate accounts to the net transfers as recorded in the general account is as follows for the years ended December 31:
	2020	2019	2018
	(In Thousands)
Transfers as reported in the separate accounts:
Transfers to separate accounts	$6,868	$8,206	$17,657
Transfers from separate accounts	(13,934)	(15,281)	(16,568)
Net transfers as reported in the separate accounts	(7,066)	(7,075)	1,089

Reconciling adjustments:
Fee withdrawals	(322)	(319)	(294)
Other	(9)	41	37
Net transfers as reported in the general account as a decrease in
reserves and funds for all policies on the statements of operations	$(7,397)	$(7,353)	$832

23

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
4. Related-Party Transactions
Certain administrative, distribution, actuarial, and accounting functions of the Company are handled by the Company’s affiliated parties. During the years ended December 31, 2020, 2019, and 2018, the Company paid a total of $0.8 million, $0.8 million, and $1.6 million, respectively, for these services, which are included in other insurance operating expenses in the statements of operations.
During the years ended December 31, 2020, 2019, and 2018, the Company paid $0.1 million, $0.2 million, and $0.3 million, respectively, in commissions to a related party for sales of its variable annuity products.
The Company did not have receivables from its parent and related parties for December 31, 2020 and 2019. The Company had payables in the amounts of $0.3 million and $0.2 million in the balance sheets at December 31, 2020 and 2019, respectively, for normal business transactions that are settled on a current basis.
As of December 31, 2020, the Company had an outstanding balance due from Kennedy-Wilson Inc, a related party, in the amount of $3.0 million.
5. Reinsurance
The Company cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.
Principal reinsurance ceded transactions are summarized as follows for the years ended December 31:
	2020	2019	2018
	(In Thousands)
Reinsurance ceded:
Premiums	$17,479	$18,726	$19,352
Commissions	$847	$861	$892
Surrenders	$13,534	$15,370	$15,816

24

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
5. Reinsurance (continued)
In the accompanying financial statements, premiums, benefits, settlement expenses, and policy liabilities and accruals are reported net of reinsurance ceded. Accordingly, life and annuity reserves have been shown net of reinsurance credits of $241.2 and $210.6 million at December 31, 2020 and 2019, respectively.
The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers, and requires collateralization of balances where allowable by contract.
As of December 31, 2020 and 2019, ceded reserves are collateralized by the value of the Company’s funds withheld under an indemnity retrocession agreement with a third party reinsurer was $243.8 million and $212.1 million, respectively. These amounts are included in the funds withheld reinsurance account liability on the balance sheets.
The value of the Company’s individual life insurance and living benefit riders are reinsured 100% with Security Benefit Life Insurance Company (SBLIC), an affiliate. As of December 31, 2020 and 2019, the funds withheld associated with this reinsurance agreement was $1.8 million and $0.7 million, respectively.
6. Insurance Liabilities
The Company's guaranteed minimum death benefit (GMDB) reserves are calculated following the assumptions and methodologies prescribed by NY Insurance Regulation 213 for 2020 and by Actuarial Guideline (AG) 43 for 2019.  The reserve liability for GMDBs on variable annuity contracts reflected in the general account was $0.3 million and $0.1 million for the years ended December 31, 2020 and 2019, respectively.
The following is a summary of the account values and net amount at risk for variable annuity contracts with GMDB invested in the general account as of December 31:
25

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
6. Insurance Liabilities (continued)
	2020			2019
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Thousands)

Return of premium	$75,838	$171	63	$70,107	$190	63
Step-up	66,555	569	70	58,883	657	69
Total GMDB	$142,393	$740	66	$128,990	$847	66

There were no variable annuity contracts with GMDB invested in the separate accounts as of December 31, 2020 and 2019.
The Company previously offered guaranteed living benefits associated with variable annuity contracts, such as guaranteed minimum income benefits and guaranteed minimum withdrawal benefits. The Company holds reserves for the guaranteed living benefits equal to the guaranteed living benefit reserve calculated following the assumptions and methodologies prescribed by NY Regulation 213 for 2020 and by AG 43 for 2019.  These benefits are fully ceded to SBLIC.
7. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by Security Benefit Corporation. Under the Company’s tax sharing agreement, federal income taxes are allocated to the Company as if it filed a separate return. The Company is no longer subject to U.S. federal and state examinations by tax authorities for years before 2014. The Internal Revenue Service is currently examining  the Company's 2018 federal tax return.
The provision for income taxes includes current federal income tax expense or benefit. Deferred income taxes due to temporary differences between the financial reporting and income tax bases of assets and liabilities are reflected as a change to capital and surplus, subject to limitations. Such deferred taxes relate principally to reserves and deferred policy acquisition costs.
The application of SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely
26

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and 2019
The Tax Cuts and Jobs Act was enacted on December 22, 2017. The Act reduces the US federal corporate tax rate from 35% to 21% along with other changes, including how tax reserves are computed. At December 31, 2017, the Company had not completed its accounting for the tax effects of the enactment of the Act; however, it made a reasonable estimate of the effects on the existing deferred tax balances. In 2018, there were no material adjustments to the deferred tax balances as a result of the tax law change.
The Company recorded net deferred tax assets of $0.7 million and $0.6 million as of December 31, 2020 and 2019, respectively. The main components of the deferred tax assets are as follows:
	December 31, 2020
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Gross deferred tax assets	$1,835	$28	$1,863
b. Statutory valuation allowance		—	—
c. Adjusted gross deferred tax asset (a-b)	1,835	28	1,863
d. Deferred tax assets nonadmitted	—	—	—
e. Subtotal - net deferred tax asset (c-d)	1,835	28	1,863
f. Deferred tax liabilities	1,155	13	1,168
g. Net admitted deferred tax assets (e-f)	$680	$15	$695

27

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	December 31, 2019
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Gross deferred tax assets	$2,058	$1	$2,059
b. Statutory valuation allowance	—	—	—
c. Adjusted gross deferred tax asset (a-b)	2,058	1	2,059
d. Deferred tax assets nonadmitted	—	—	—
e. Subtotal - net deferred tax asset (c-d)	2,058	1	2,059
f. Deferred tax liabilities	1,392	24	1,416
g. Net admitted deferred tax assets (e-f)	$666	$(23)	$643

	Changes between December 31, 2020 and 2019
	Ordinary	Capital	Total
	(In Thousands)
Change in Period:
a. Gross deferred tax assets	$(223)	$27	$(196)
b. Statutory valuation allowance	—	—	—
c. Adjusted gross deferred tax asset (a-b)	(223)	27	(196)
d. Deferred tax assets nonadmitted	—	—	—
e. Subtotal - net deferred tax asset (c-d)	(223)	27	(196)
f. Deferred tax liabilities	(237)	(11)	(248)
g. Net admitted deferred tax assets (e-f)	$14	$38	$52

28

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
The Company has admitted DTAs as of December 31, as follows:
	December 31, 2020
	Ordinary	Capital	Total
	(In Thousands)
Current Period:
a. Federal income taxes paid in prior years recoverable
through loss carrybacks	$—	$28	$28
b. Adjusted gross DTAs expected to be realized
(excluding the amount of DTAs from (a) above)
after application of the threshold limitation	667	—	667
1. Adjusted gross DTAs expected to be realized
following the balance sheet date	667	—	667
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	5,258
c. Adjusted gross DTAs (excluding the amount of DTAs
from (a) and (b) above) offset by gross DTLs	1,168	—	1,168
d. DTAs admitted as a result of SSAP No. 101	$1,835	$28	$1,863

	December 31, 2019
	Ordinary	Capital	Total
	(In Thousands)
Prior Period:
a. Federal income taxes paid in prior years recoverable
through loss carrybacks	$—	$—	$—
b. Adjusted gross DTAs expected to be realized
(excluding the amount of DTAs from (a) above)
after application of the threshold limitation	747	—	747
1. Adjusted gross DTAs expected to be realized
following the balance sheet date	747	—	747
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	4,934
c. Adjusted gross DTAs (excluding the amount of DTAs
from (a) and (b) above) offset by gross DTLs	1,311	1	1,312
d. DTAs admitted as a result of SSAP No. 101	$2,058	$1	$2,059

29

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	Changes between December 31, 2020 and 2019
	Ordinary	Capital	Total
	(In Thousands)
Change in period:
a. Federal income taxes paid in prior years recoverable
through loss carrybacks	$—	$28	$28
b. Adjusted gross DTAs expected to be realized
(excluding the amount of DTAs from (a) above)
after application of the threshold limitation	(80)	—	(80)
1. Adjusted gross DTAs expected to be realized
following the balance sheet date	(80)	—	(80)
2. Adjusted gross DTAs allowed per limitation threshold	xxxx	xxxx	324
c. Adjusted gross DTAs (excluding the amount of DTAs
from (a) and (b) above) offset by gross DTLs	(143)	(1)	(144)
d. DTAs admitted as a result of SSAP No. 101	$(223)	$27	$(196)

	December 31,
	2020	2019
	(In Thousands)

Ratio percentage used to determine recovery period and	2,752%	2,455%
threshold limitation amount
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation	$37,945	$35,686

The Company's tax planning strategies do not include the use of reinsurance.
The Company has no DTLs that have not been recognized.
The impact of tax planning strategies is as follows:
	December 31, 2020
	Ordinary	Capital	Total
Current Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	100.00%	1.50%
b. Net admitted adjusted gross DTAs (% of total net
admitted adjusted gross DTAs)	11.00%	100.00%	12.40%

30

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	December 31, 2019
	Ordinary	Capital	Total
Prior Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	0.00%	0.00%
b. Net admitted adjusted gross DTAs (% of total net
admitted adjusted gross DTAs)	0.00%	0.00%	0.00%

	Change Between December 31, 2020 and 2019
	Ordinary	Capital	Total
Change in Period:
a. Adjusted gross DTAs (% of total adjusted gross DTAs)	0.00%	100%	1.50%
b. Net admitted adjusted gross DTAs (% of total net
admitted adjusted gross DTAs)	11.00%	100%	12.40%

Current income taxes incurred and deferred income taxes consist of the following major components as of December 31:
	2020	2019	Change
	(In Thousands)
1. Current income tax:
a. Federal	$400	$239	$161
b. Federal income tax on capital gains	93	94	(1)
c. Other	—	—	—
d. Federal income taxes incurred	$493	$333	$160

31

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
	2020	2019	Change
	(In Thousands)
2. Deferred tax assets:
a. Ordinary:
1. Policyholder reserves	$1,357	$1,419	$(62)
2. Investments	20	25	(5)
3. Deferred acquisition costs	452	608	(156)
4. Other (incl. items < 5% ordinary tax assets)	6	6	—
Subtotal	1,835	2,058	(223)

b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	—	—	—
d. Admitted ordinary deferred tax asset	1,835	2,058	(223)

e. Capital:
1. Investments	28	1	27
2. Other (incl. items < 5% ordinary tax assets)	—	—	—
Subtotal	28	1	27

f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	—	—	—
h. Admitted capital deferred tax asset	28	1	27

i. Admitted deferred tax assets	$1,863	$2,059	$(196)

	2020	2019	Change
	(In Thousands)
3. Deferred tax liabilities:
a. Ordinary:
1. Investments	$—	$—	$—
2. Policyholder reserves	1,155	1,386	(231)
3. Other (incl. items < 5% ordinary tax assets)	—	6	(6)
Subtotal	1,155	1,392	(237)

b. Capital:
1. Investments	13	24	(11)
2. Other (incl. items < 5% ordinary tax assets)	—	—	—
Subtotal	13	24	(11)

c. Deferred tax liabilities	1,168	1,416	(248)

4. Net deferred tax assets/liabilities	$695	$643	$52

32

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
7. Income Taxes (continued)
The most significant book to tax adjustments for the years ended December 31, 2020, 2019 and 2018, were as follows:
	2020		2019		2018
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(In Thousands)

Provision computed at statutory rate	$616	21.0%	$368	21.0%	$202	21.0%
Nondeductible expenses	—	—	—	—	3	0.3
Dividend received deduction	(53)	(1.8)	(41)	(2.4)	(78)	(8.0)
Tax exempt interest	(16)	(0.5)	(21)	(1.2)	(36)	(3.7)
Interest maintenance reserves	(9)	(0.3)	15	1.0	19	2.0
Prior year return to provision	(56)	(1.9)	—	—	52	5.4
Unrealized gain/loss	—	—	—	—	10	1.0
Statutory reserve strengthening	(43)	(1.5)	—	—	—	—
Change in non-admitted assets	—	—	—	—	(4)	(0.4)
Other adjustments	2	—	1	—	1	—
Total statutory income taxes	$441	15.0%	$322	18.4%	$169	17.6%

Federal income taxes incurred	$493	16.8%	$333	19.0%	$(1,734)	(179.9)%
Change in net deferred income taxes	(52)	(1.8)	(11)	(0.6)	1,893	196.5
Deferred taxes on unrealized losses	—	—	—	—	10	1.0
Total statutory income taxes	$441	15.0%	$322	18.4%	$169	17.6%

The Company did not record any tax contingencies as of December 31, 2020 and 2019.
8. Fair Value Information
In accordance with SSAP No. 100R, Fair Value Measurements, the Company groups its financial assets and liabilities measured at fair value into three levels based on the inputs and assumptions used to determine the fair value. These levels are as follows:
Level 1 – Valuations are based on unadjusted quoted prices for identical instruments traded in active markets.
33

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models and spread-based models and similar techniques using the best information available in the circumstances.
Determination of Fair Value
Under SSAP No. 100R, the Company bases fair values on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements in accordance with the fair value hierarchy in SSAP No. 100R.
Assets and Liabilities Measured and Reported at Fair Value
Cash equivalents
Cash equivalents include money market mutual funds. Fair values are determined using unadjusted quoted prices for identical instruments traded in active markets and are included in Level 1.
Bonds
For bonds not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm observable inputs are utilized to price. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry, and economic events. Bonds with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs are included in Level 2. The Company will obtain a broker quote or utilize an
34

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3.
Separate account assets
Fair value of mutual funds within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1.
The following tables present assets measured and reported at fair value for the year ended December 31, 2020 and 2019 as follows:
	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Asset backed bonds	$174	$—	$—	$174
Cash and cash equivalents	17,897	17,897	—	—
Separate account assets	168,748	168,748	—	—
Total assets	$186,819	$186,645	$—	$174

	December 31, 2019
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)

Asset backed bonds	$343	$—	$—	$343
Cash and cash equivalents	16,125	16,125	—	—
Separate account assets	152,684	152,684	—	—
Total assets	$169,152	$168,809	$—	$343

35

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
The changes for all Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2020, is as follows:
	Balance at January 1, 2020	Total Realized/Unrealized Gains and Losses		Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (Losses) in Net Income for Positions Still Held
		Included in Net Income(1)	Included in Surplus
Assets:
Asset backed bonds	$343	$—	$5	$(174)	$—	$174	$—
Total assets	$343	$—	$5	$(174)	$—	$174	$—
(1) Realized gains (losses) are generally reported in net realized gains (losses) in the statement of operations.

There were no changes in Level 3 assets and liabilities measured and reported at fair value using significant unobservable inputs for the year ended December 31, 2020.
Level 3 purchases, issuances, sales and settlements for December 31, 2020 reflects $0.2 million in settlements, there were no purchases, issuances, or sales. There were no Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020.
There were no transfers into or out of Level 3 for the years ended December 31, 2020 and December 31, 2019. The transfers between levels are determined as of the end of the year for which the transfer was completed.
Quantitative Information about Level 3 Fair Value Measurements
The Company had securities for which the fair value of $0.2 million as of December 31, 2020 was based on non-binding broker quotes. The Company had no securities held at fair value for which the significant inputs used to determine fair value were unobservable as of December 31, 2019.  SSAP No. 100R requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company’s balance sheet, for which it is practicable to estimate that value.
36

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
SSAP No. 100R excludes certain insurance liabilities and nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:
Bonds – Bonds include fixed maturity securities and asset-backed securities. For fixed maturities not actively traded, the Company’s top priority is to obtain fair values from independent pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm observable inputs are utilized to price. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry, and economic events. Fixed maturities with fair values obtained from pricing services, applicable market indices, or internal models with substantially all observable inputs are included in Level 2. The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information if the Company is not able to utilize Level 1 or 2 sources. These assets are included in Level 3.
Preferred stock – Fair values of preferred stock are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the
37

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
circumstances and consistent with what other market participants would use when pricing such securities. These assets would be included in Level 3.
Policy loans – Fair values for policy loans are estimated using discounted cash flow analysis based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. These assets are included in Level 3.
Other invested assets – Other invested assets include surplus notes. The fair value of these instruments is based on the methodology described above for bonds.
Investment income due and accrued – The Company believes there is minimal risk of material changes in both credit of the issuer and interest rates such that the carrying value of investment income due and accrued approximates fair value. Generally, investment income due and accrued is classified as Level 2.
Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analysis based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed. These liabilities are included in Level 3.
Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustments to the fair value of the block are assumed adjustments to the separate account liabilities. These liabilities are included in Level 1.
38

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
8. Fair Value Information (continued)
The following table provides the carrying amount, estimated fair value, and level within the fair value hierarchy of the Company’s financial instruments:
	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$340,991	$354,867	$—	$339,909	$14,958
Preferred stocks	3,873	4,115	—	4,115	—
Policy loans	313	364	—	—	364
Other invested assets	1,891	2,269	—	2,269	—
Investment income due and accrued	1,989	1,989	—	1,989	—
Investment type insurance contracts	(66,221)	(67,464)			(67,464)
Separate account liabilities	(168,748)	(168,748)	(168,748)	—	—

	December 31, 2019
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Bonds	$319,669	$327,128	$—	$317,885	$9,243
Preferred stocks	623	668	—	668	—
Policy loans	362	364	—	—	364
Other invested assets	1,871	2,300	—	2,300	—
Investment income due and accrued	1,957	1,957	—	1,957	—
Investment type insurance contracts	(76,454)	(77,775)			(77,775)
Separate account liabilities	(152,684)	(152,684)	(152,684)	—	—

39

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities
The withdrawal characteristics of the liability for future policy benefits for annuities and supplementary contracts and deposits were as follows:
	December 31, 2020
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current
surrender charge of 5% or more	$39,017	$—	$39,017	8%
At fair value	—	166,380	166,380	35%
Total with adjustment	39,017	166,380	205,397	43%

At book value with minimum or no
charge or adjustment	239,944	—	239,944	50%
Additional actuarial reserve for
Asset/liability analysis	27,200	—	27,200	6%
Not subject to discretionary withdrawal	8,572	571	9,143	2%
Subtotal	314,733	166,951	481,684	100%
Less reinsurance ceded	231,450	—	231,450
Totals (net of reinsurance)	$83,283	$166,951	$250,234
Amount that will move to book value without
adjustment in the year after settlement date	$2,689	$—	$2,689

40

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities (continued)
	December 31, 2019
	General Account	Separate Account	Total	Percentage
	(Dollars in Thousands)
Subject to discretionary withdrawal:
At book value, less current
surrender charge of 5% or more	$46,540	$—	$46,540	10%
At fair value	—	150,755	150,755	34%
Total with adjustment	46,540	150,755	197,295	44%

At book value with minimum or no
charge or adjustment	230,128	—	230,128	51%
Additional actuarial reserve for
Asset/liability analysis	5,500	—	5,500	1%
Not subject to discretionary withdrawal	16,323	505	16,828	4%
Subtotal	298,491	151,260	449,751	100%
Less reinsurance ceded	206,018	—	206,018
Totals (net of reinsurance)	$92,473	$151,260	$243,733
Amount that will move to book value without
adjustment in the year after settlement date	$6,658	$—	$6,658

A reconciliation of total annuity actuarial reserves liabilities is as follows as of December 31:
	2020	2019
	(In Thousands)

Life and Accident and Health Annual Statement:
Annuity reserves, total net	$83,283	$92,473

Separate Accounts Annual Statement:
Annuities (excluding supplementary statements)	166,951	151,260
Total annuity actuarial reserves and deposit fund liabilities	$250,234	$243,733

Annually the Company completes the asset adequacy analysis of statutory reserves established for fixed and variable deferred annuities, net of reinsurance. This analysis was accomplished by running the eleven deterministic interest rate scenarios and an additional 100 stochastic equity and interest rate scenarios in the cash flow testing model. For year-ended 2020, the present value of ending market value of surplus was positive for all eleven deterministic scenarios and 90 of the
41

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities (continued)
100 stochastic scenarios.  As a result of the requirements specified in the Department's Special Considerations Letter and the 2017 financial examination, the Company established an additional cash flow testing reserve. The cash flow testing reserve was $5.5 million as of December 31, 2020 and 2019.
10. Life Actuarial Reserves
The withdrawal characteristics of the liability for life insurance were as follows:
		2020		2019
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Other Permanent Cash Value Life Insurance	$—	$65	$66	$—	$79	$80
Not subject to discretionary withdrawal or no cash values:	—	—	—	—	—	—
Miscellaneous Reserves	—	—	27,200	—	—	9,992
Total (gross: direct + assumed)	—	65	27,266	—	79	10,072
Reinsurance Ceded		65	21,766
Total (net)	$—	$—	$5,500	$—	$79	$10,072
The Company did not have any separates accounts supporting life insurance policies in 2020 or 2019.
11. Commitments and Contingencies
New York regulations allow for two alternatives methods of distributing ordinary dividends to shareholders, a “greater of” method and a “lesser of” method. The greater of method allows for a dividend to be paid from earned surplus when the aggregate+ amount of dividends paid in any calendar year does not exceed the greater of (a) 10% of its surplus to policyholders as of the immediately preceding calendar year or (b) its net gain from operations (not including realized capital gains) as of the immediately preceding calendar year, not to exceed 30% of its surplus to policyholders (as of the same preceding calendar year).  If an insurer does not have sufficient positive earned surplus to pay an ordinary dividend under the “greater of” method, it may only distribute an ordinary dividend under the “lesser of” method.  The lesser of method allows for a
42

First Security Benefit Life Insurance and Annuity Company of New York
Notes to Financial Statements (continued)
(Statutory Basis)
9. Annuity and Deposit Liabilities (continued)
dividend to be paid from surplus when the aggregate amount of dividends paid in any calendar year does not exceed the lesser of (a) 10% of its surplus to policyholders or (b) its net gain from operations (not including realized capital gains), in each case as of the immediately preceding calendar year.  Insurers are required to provide the superintendent with 10 days prior notice before paying an ordinary dividend.  Furthermore, the Superintendent may, in his or her discretion, limit or disallow any ordinary dividends under the “greater of” method if the Superintendent determines that a domestic stock life insurer’s surplus to policyholders following any dividend distribution is not reasonable in relation to the insurer’s outstanding liabilities and not adequate to meet its financial needs or the insurer is financially distressed.  Dividends that exceed the "greater of" or "lesser of" methods are deemed extraordinary and a notice must be filed with the Superintendent for approval.  No ordinary or extraordinary dividends were paid in 2020 and 2019.
Under the laws of the State of New York, the Company is required to maintain minimum statutory basis capital and surplus of $6.0 million. Of this amount, $4.0 million, which is the Company’s minimum surplus to policyholders, must be invested in specific types of investments in accordance with New York law.
Other Legal and Regulatory Matters: The Company may be party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
12. Subsequent Events
Subsequent events have been evaluated through April 23, 2021, which is the date the financial statements were issued.
43

Exhibits and Financial Statement Schedules
44

First Security Benefit Life Insurance and Annuity Company of New York
Exhibits and Financial Statement Schedules
Years Ended December 31, 2020, 2019 and 2018
Contents

Report of Independent Auditors	46

Exhibits and Financial Statement Schedules

Schedule I - Summary of Investments Other Than Investments in Related Parties as
of December 31, 2020 and 2019	47

Schedule III - Supplementary Insurance Information as of December 31, 2020, 2019	49
and 2018 and for Each of the Years Then Ended

Schedule IV - Reinsurance as of December 31, 2020, 2019 and 2018 and for Each of	50
the Years Then Ended

45

Report of Independent Auditors

The Board of Directors
First Security Benefit Life Insurance and
Annuity Company of New York

We have audited the statutory-basis financial statements of First Security Benefit Life Insurance and Annuity Company of New York (the Company) as of December 31, 2020 and 2019, for each of the three years in the period ended December 31, 2020, and have issued our report thereon dated April 23, 2021 (included elsewhere in this Registration Statement). Our audits of the financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the financial statements.

April 23, 2021

A member firm of Ernst & Young Global Limited
46

First Security Benefit Life Insurance and Annuity Company of New York
Schedule I - Summary of Investments
Other Than Investments in Related Parties
Years Ended December 31, 2020 and 2019

	2020
	Cost	Value	Amount at which shown in the balance sheet
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$420	$420	$420
Obligations of government-sponsored enterprises	24,431	25,839	24,431
Corporate	126,787	135,317	126,787
Obligations of foreign governments	599	524	499
Municipal governments	13,842	16,158	13,842
Commercial mortgage-backed	18,312	18,674	18,312
Residential mortgage-backed	11,857	12,632	11,857
Collateralized loan obligations	88,760	88,541	88,760
Collateralized debt obligations	650	615	650
Other asset backed	52,629	53,276	52,629
Total fixed maturities	338,287	351,996	338,187
Equity securities:
Preferred stock:
Consumer	2,000	2,127	2,000
Financial	1,873	1,988	1,873
Total equity securities	3,873	4,115	3,873
Policy loans	313		313
Cash and cash equivalents	17,897		17,897
Other invested assets	1,891		1,891
	$362,261		$362,161
See accompanying Report of Independent Auditors
47

First Security Benefit Life Insurance and Annuity Company of New York
Schedule I - Summary of Investments
Other Than Investments in Related Parties (continued)
	2019
	Cost	Value	Amount at which shown in the balance sheet
	(In Thousands)
Fixed maturities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies	$1,000	$1,000	$1,000
Obligations of government-sponsored enterprises	37,670	38,288	37,670
Corporate	90,786	94,800	90,786
Municipal governments	13,211	14,899	13,211
Commercial mortgage-backed	16,262	16,672	16,262
Residential mortgage-backed	15,460	16,295	15,460
Collateralized loan obligations	90,705	90,226	90,705
Collateralized debt obligations	650	644	650
Other asset backed	54,268	54,647	54,268
Total fixed maturities	320,012	327,471	320,012
Equity securities:
Preferred stock:
Consumer	250	258	250
Financial	373	410	373
Total equity securities	623	668	623
Policy loans	362		362
Cash and cash equivalents	16,125		16,125
Other invested assets	1,871		1,871
	$338,993		$338,993
See accompanying Report of Independent Auditors
48

First Security Benefit Life Insurance and Annuity Company of New York
Schedule III - Supplementary Insurance Information
As of December 31, 2020, 2019 and 2018 and for Each of the Years Then Ended
	Future Policy Benefits and Claims	Premiums and other considerations	Net Investment Income(1)	Benefit claims and settlement expenses	Other operating expenses
	(In Thousands)

2020
Life, health and annuity	$83,283	$7,616	$4,163	$5,300	$1,198

2019
Life, health and annuity	$92,473	$9,166	$5,441	$7,606	$1,558

2018
Life, health and annuity	$168,779	$18,252	$8,831	$10,594	$2,829

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.
See accompanying Report of Independent Auditors
49

First Security Benefit Life Insurance and Annuity Company of New York
Schedule IV - Reinsurance
As of December 31, 2020, 2019 and 2018 and for Each of the Years Then Ended

	2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$88	$88	$—	$—	0.00%
Premiums:
Annuity	25,080	17,479	15	7,616	0.20
Total premiums	$25,080	$17,479	$15	$7,616	0.20%

	2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$110	$110	$—	$—	0.00%
Premiums:
Annuity	27,877	18,726	15	9,166	0.20
Total premiums	$27,877	$18,726	$15	$9,166	0.20%

	2018
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$113	$113	$—	$—	0.00%
Premiums:
Life insurance	1	1	—	—	0.00
Annuity	37,588	19,351	15	18,252	0.10
Total premiums	$37,589	$19,352	$15	$18,252	0.10%
See accompanying Report of Independent Auditors

50

Financial Statements
SBL Variable Annuity Account XIV
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets	14
Statements of Operations and Change in Net Assets	25
Notes to Financial Statements	167
1. Organization and Significant Accounting Policies	167
2. Variable Annuity Contract Charges	197
3. Summary of Unit Transactions	203
4. Financial Highlights	219
5. Subsequent Events	309

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ ERNST & YOUNG LLP

We have served as the Separate Account’s auditor since 2000.

Kansas City, MO
April 28, 2021

Appendix

Subaccounts comprising SBL Variable Annuity Account XIV

Subaccounts	Statements of operations and changes in net assets
7Twelve Balanced Portfolio Class 3	For each of the two years in the period ended December 31, 2020
AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2020
AB VPS Global Thematic Growth	For each of the two years in the period ended December 31, 2020
AB VPS Growth and Income	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2020
Alger Capital Appreciation	For each of the two years in the period ended December 31, 2020
Alger Large Cap Growth	For each of the two years in the period ended December 31, 2020
ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2020
American Century Diversified Bond	For each of the two years in the period ended December 31, 2020
American Century Equity Income	For each of the two years in the period ended December 31, 2020
American Century Heritage	For each of the two years in the period ended December 31, 2020
American Century International Bond	For each of the two years in the period ended December 31, 2020
American Century International Growth	For each of the two years in the period ended December 31, 2020
American Century Select	For each of the two years in the period ended December 31, 2020
American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2020
American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2020
American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2020
American Century Ultra®	For each of the two years in the period ended December 31, 2020
American Century VP Disciplined Core Value	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection	For each of the two years in the period ended December 31, 2020
American Century VP International	For each of the two years in the period ended December 31, 2020
American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2020
American Century VP Ultra®	For each of the two years in the period ended December 31, 2020
American Century VP Value	For each of the two years in the period ended December 31, 2020
American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2020
American Funds IS® Blue Chip Income and Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Growth and Income	For each of the two years in the period ended December 31, 2020
American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2020
American Funds IS® Growth	For each of the two years in the period ended December 31, 2020
American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2020
American Funds IS® International	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2020
American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2020
American Funds IS® New World	For each of the two years in the period ended December 31, 2020
American Funds IS® U.S. Government/AAA-Rated Securities	For each of the two years in the period ended December 31, 2020
AMG Managers Fairpointe Mid Cap	For each of the two years in the period ended December 31, 2020
Ariel®	For each of the two years in the period ended December 31, 2020
Baron Asset	For each of the two years in the period ended December 31, 2020
BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2020
BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2020
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2020
BlackRock International Dividend	For each of the two years in the period ended December 31, 2020
BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2020
BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2020
BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2020
BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2020
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2020
BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2020
BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2020
BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2020
Calamos® Growth	For each of the two years in the period ended December 31, 2020
Calamos® Growth and Income	For each of the two years in the period ended December 31, 2020
Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2020
ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2020
Dimensional VA Equity Allocation	For the year ended December 31, 2020 and period from May 1, 2019 (commencement of operations) through December 31, 2019
Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2020
Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2020
DWS Capital Growth VIP	For each of the two years in the period ended December 31, 2020
DWS Core Equity VIP	For each of the two years in the period ended December 31, 2020
DWS CROCI® U.S. VIP	For each of the two years in the period ended December 31, 2020
DWS Global Small Cap VIP	For each of the two years in the period ended December 31, 2020
DWS High Income VIP	For each of the two years in the period ended December 31, 2020
DWS International Growth VIP	For each of the two years in the period ended December 31, 2020
DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2020
Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2020
Federated Hermes Corporate Bond	For each of the two years in the period ended December 31, 2020
Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2020
Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2020
FFI Strategies	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Leveraged Company Stock	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2020
Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2020
Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2020
Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Flex Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2020
Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2020
Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Growth Opportunities	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT High Quality Floating Rate	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2020
Guggenheim Alpha Opportunity	For each of the two years in the period ended December 31, 2020
Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim Long Short Equity	For each of the two years in the period ended December 31, 2020
Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2020
Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim US Investment Grade Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2020
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Guggenheim World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2020
Invesco Main Street Mid Cap	For each of the two years in the period ended December 31, 2020
Invesco American Franchise	For each of the two years in the period ended December 31, 2020
Invesco Comstock	For each of the two years in the period ended December 31, 2020
Invesco Developing Markets	For each of the two years in the period ended December 31, 2020
Invesco Discovery	For each of the two years in the period ended December 31, 2020
Invesco Energy	For each of the two years in the period ended December 31, 2020
Invesco Equity and Income	For each of the two years in the period ended December 31, 2020
Invesco Global	For each of the two years in the period ended December 31, 2020
Invesco Gold & Special Minerals	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Global Strategic Income Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund	For each of the two years in the period ended December 31, 2020
Invesco Oppenheimer V.I. Total Return Bond Fund	For each of the two years in the period ended December 31, 2020
Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2020
Invesco Technology	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Series II	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Value	For each of the two years in the period ended December 31, 2020
Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2020
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Global Real Estate Series I	For each of the two years in the period ended December 31, 2020
Invesco V.I. Global Real Estate Series II	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2020
Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Health Care Series I	For each of the two years in the period ended December 31, 2020
Invesco V.I. Health Care Series II	For each of the two years in the period ended December 31, 2020
Invesco V.I. High Yield	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2020
Invesco V.I. Managed Volatility	For each of the two years in the period ended December 31, 2020
Invesco V.I. Mid Cap Core Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. S&P 500 Index	For each of the two years in the period ended December 31, 2020
Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2020
Invesco V.I. Value Opportunities	For each of the two years in the period ended December 31, 2020
Invesco Value Opportunities	For each of the two years in the period ended December 31, 2020
Ivy Asset Strategy	For each of the two years in the period ended December 31, 2020
Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2020
Ivy VIP Balanced	For each of the two years in the period ended December 31, 2020
Ivy VIP Core Equity	For each of the two years in the period ended December 31, 2020
Ivy VIP Energy	For each of the two years in the period ended December 31, 2020
Ivy VIP Global Bond	For each of the two years in the period ended December 31, 2020
Ivy VIP Global Equity Income	For each of the two years in the period ended December 31, 2020
Ivy VIP Global Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP High Income	For each of the two years in the period ended December 31, 2020
Ivy VIP International Core Equity	For each of the two years in the period ended December 31, 2020
Ivy VIP Limited-Term Bond	For each of the two years in the period ended December 31, 2020
Ivy VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP Natural Resources	For each of the two years in the period ended December 31, 2020
Ivy VIP Science and Technology	For each of the two years in the period ended December 31, 2020
Ivy VIP Securian Real Estate Securities	For each of the two years in the period ended December 31, 2020
Ivy VIP Small Cap Core	For each of the two years in the period ended December 31, 2020
Ivy VIP Small Cap Growth	For each of the two years in the period ended December 31, 2020
Ivy VIP Value	For each of the two years in the period ended December 31, 2020
Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2020
Janus Henderson Overseas	For each of the two years in the period ended December 31, 2020
Janus Henderson U.S. Managed Volatility	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Forty	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2020
Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Small Cap Core Portfolio	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust US Equity Portfolio	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Dividend Growth VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Growth and Income VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2020
Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2020
MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2020
MFS® VIT High Yield	For each of the two years in the period ended December 31, 2020
MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2020
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2020
MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2020
MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2020
MFS® VIT Research	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2020
MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2020
Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2020
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity I	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity S	For each of the two years in the period ended December 31, 2020
Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2020
Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2020
North Square Oak Ridge Small Cap Growth	For each of the two years in the period ended December 31, 2020
Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2020
Northern Large Cap Core	For each of the two years in the period ended December 31, 2020
Northern Large Cap Value	For each of the two years in the period ended December 31, 2020
PGIM Jennison 20/20 Focus	For each of the two years in the period ended December 31, 2020
PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2020
PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2020
PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2020
PGIM QMA Small-Cap Value	For each of the two years in the period ended December 31, 2020
PIMCO All Asset	For each of the two years in the period ended December 31, 2020
PIMCO CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2020
PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2020
PIMCO High Yield	For each of the two years in the period ended December 31, 2020
PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2020
PIMCO Low Duration	For each of the two years in the period ended December 31, 2020
PIMCO Real Return	For each of the two years in the period ended December 31, 2020
PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2020
PIMCO Total Return	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT All Asset Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn Strategy Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT CommodityRealReturn Strategy Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2020
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2020
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2020
PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2020
PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2020
PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2020
Pioneer Bond VCT	For each of the two years in the period ended December 31, 2020
Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2020
Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2020
Pioneer Real Estate Shares VCT	For each of the two years in the period ended December 31, 2020
Pioneer Strategic Income	For each of the two years in the period ended December 31, 2020
Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2020
Power Income VIT	For each of the two years in the period ended December 31, 2020
Probabilities Fund	For each of the two years in the period ended December 31, 2020
Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2020
Putnam VT Equity Income	For each of the two years in the period ended December 31, 2020
Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2020
Putnam VT Growth Opportunities	For each of the two years in the period ended December 31, 2020
Putnam VT High Yield	For each of the two years in the period ended December 31, 2020
Putnam VT Income	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Asset Absolute Return	For each of the two years in the period ended December 31, 2020
Putnam VT Multi-Cap Core	For each of the two years in the period ended December 31, 2020
Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2020
Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2020
Redwood Managed Volatility	For each of the two years in the period ended December 31, 2020
Royce Micro-Cap	For each of the two years in the period ended December 31, 2020
Royce Opportunity	For each of the two years in the period ended December 31, 2020
Royce Small-Cap Value	For each of the two years in the period ended December 31, 2020
Rydex VIF Banking	For each of the two years in the period ended December 31, 2020
Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2020
Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2020
Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2020
Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Electronics	For each of the two years in the period ended December 31, 2020
Rydex VIF Energy	For each of the two years in the period ended December 31, 2020
Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2020
Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2020
Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Health Care	For each of the two years in the period ended December 31, 2020
Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Internet	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Leisure	For each of the two years in the period ended December 31, 2020
Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2020
Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Nova	For each of the two years in the period ended December 31, 2020
Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2020
Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2020
Rydex VIF Retailing	For each of the two years in the period ended December 31, 2020
Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2020
Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2020
Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2020
Rydex VIF Technology	For each of the two years in the period ended December 31, 2020
Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2020
Rydex VIF Transportation	For each of the two years in the period ended December 31, 2020
Rydex VIF U.S. Government Money Market	For each of the two years in the period ended December 31, 2020
Rydex VIF Utilities	For each of the two years in the period ended December 31, 2020
Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2020
T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2020
T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2020
T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2020
T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2020
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2020
T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2020
T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2020
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2020
TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2020
VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2020
VanEck VIP Global Hard Assets	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2020
Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2020
Vanguard® VIF International	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Global Bond Index	For the year ended December 31, 2020 and period from May 1, 2019 (commencement of operations) through December 31, 2019
Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2020
Vanguard® VIF Total International Stock Market Index	For the year ended December 31, 2020 and period from May 1, 2019 (commencement of operations) through December 31, 2019
Victory RS Partners	For each of the two years in the period ended December 31, 2020
Victory RS Science and Technology	For each of the two years in the period ended December 31, 2020
Victory RS Value	For each of the two years in the period ended December 31, 2020
Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2020
Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2020
Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2020
Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2020

Subaccounts	Statements of operations and changes in net assets
Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2020
Virtus Strategic Allocation Series	For each of the two years in the period ended December 31, 2020
Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2020
VY Clarion Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2020
VY Clarion Real Estate Portfolio	For each of the two years in the period ended December 31, 2020
Wells Fargo Growth	For each of the two years in the period ended December 31, 2020
Wells Fargo International Equity VT	For each of the two years in the period ended December 31, 2020
Wells Fargo Large Cap Core	For each of the two years in the period ended December 31, 2020
Wells Fargo Omega Growth VT	For each of the two years in the period ended December 31, 2020
Wells Fargo Opportunity	For each of the two years in the period ended December 31, 2020
Wells Fargo Opportunity VT	For each of the two years in the period ended December 31, 2020
Wells Fargo Small Company Value	For each of the two years in the period ended December 31, 2020
Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2020

Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

7Twelve Balanced Portfolio Class 3	59,633	$ 712,772	$ 744,812	$ -	$ 744,812	75,562	$ 9.20	$ 10.05
AB VPS Dynamic Asset Allocation	72,864	903,915	1,005,526	-	1,005,526	96,540	9.95	10.79
AB VPS Global Thematic Growth	279	8,363	11,291	-	11,291	501	19.50	22.87
AB VPS Growth and Income	9,086	271,321	258,314	-	258,314	14,302	13.81	18.34
AB VPS Small/Mid Cap Value	225,867	3,224,588	3,882,654	-	3,882,654	326,575	11.56	16.39
Alger Capital Appreciation	5,013	397,037	463,583	-	463,583	17,802	24.58	31.63
Alger Large Cap Growth	619	51,538	55,023	-	55,023	2,111	25.69	30.69
ALPS/Alerian Energy Infrastructure	38,920	357,750	254,151	-	254,151	45,703	5.46	6.01
American Century Diversified Bond	28,454	311,951	322,378	-	322,378	35,430	9.11	9.11
American Century Equity Income	1,456,522	12,215,287	13,137,824	-	13,137,824	650,937	15.96	20.52
American Century Heritage	133,168	2,644,164	3,004,275	-	3,004,275	98,395	30.42	42.26
American Century International Bond	681	8,635	9,533	-	9,533	1,279	7.46	7.46
American Century International Growth	439,968	5,359,744	6,779,904	-	6,779,904	519,843	12.64	18.70
American Century Select	35,111	2,061,560	3,432,438	-	3,432,438	174,537	19.58	28.48
American Century Strategic Allocation: Aggressive	154,733	1,187,793	1,270,354	-	1,270,354	82,861	14.59	15.34
American Century Strategic Allocation: Conservative	191,276	1,080,762	1,140,002	-	1,140,002	94,007	11.54	12.13
American Century Strategic Allocation: Moderate	803,865	5,197,796	5,393,933	-	5,393,933	386,679	13.28	13.96
American Century Ultra®	9,397	410,960	673,845	-	673,845	19,693	34.29	34.29
American Century VP Disciplined Core Value (a)	10,854	103,725	111,577	-	111,577	5,933	14.63	20.10
American Century VP Inflation Protection	35,037	357,610	388,561	-	388,561	44,309	8.75	8.89
American Century VP International	8,996	94,023	126,572	-	126,572	8,927	12.81	14.45
American Century VP Mid Cap Value (d)	252,914	4,566,603	5,202,437	-	5,202,437	313,207	13.69	18.38
American Century VP Ultra®	846,827	14,043,914	22,652,609	-	22,652,609	611,816	33.53	37.33
American Century VP Value	2,660,523	24,779,474	29,771,253	-	29,771,253	1,390,418	12.69	21.54
American Funds IS® Asset Allocation	944,414	21,215,444	24,611,418	-	24,611,418	1,850,336	12.78	13.85
American Funds IS® Blue Chip Income and Growth	30,179	408,051	424,318	-	424,318	32,181	13.18	14.29
American Funds IS® Capital World Bond (a)	715,594	8,495,193	9,095,196	-	9,095,196	991,838	8.75	9.48
American Funds IS® Global Growth	351,309	10,493,758	14,210,435	-	14,210,435	786,401	17.26	18.71
American Funds IS® Global Growth and Income	7,182	103,243	117,429	-	117,429	9,009	12.92	14.01
American Funds IS® Global Small Capitalization	6,473	149,827	205,015	-	205,015	13,903	14.60	15.82
American Funds IS® Growth	28,085	2,067,771	3,292,726	-	3,292,726	137,685	23.67	25.65
American Funds IS® Growth-Income	459,645	21,577,909	24,816,222	-	24,816,222	1,536,458	15.47	16.77
American Funds IS® International	275,820	5,366,638	6,412,804	-	6,412,804	545,375	11.21	12.15
American Funds IS® International Growth and Income	6,446	102,410	121,310	-	121,310	12,586	9.47	10.27
American Funds IS® Mortgage	26,312	280,494	288,642	-	288,642	30,503	8.85	9.60
American Funds IS® New World	101,783	2,411,280	3,159,342	-	3,159,342	246,178	12.26	13.29
American Funds IS® U.S. Government/AAA-Rated Securities	276,052	3,550,646	3,555,550	-	3,555,550	386,206	9.07	9.84
AMG Managers Fairpointe Mid Cap	49,272	1,855,754	1,662,918	-	1,662,918	102,231	15.49	16.29
Ariel®	52,992	3,298,547	3,582,278	-	3,582,278	180,815	16.01	22.67
Baron Asset	7,969	541,335	885,472	-	885,472	35,119	25.22	25.22
BlackRock Advantage Large Cap Core V.I.	5,817	170,083	172,053	-	172,053	8,899	17.78	22.26

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Advantage Small Cap Growth	14,693	$ 187,178	$ 246,109	$ -	$ 246,109	11,071	$ 22.23	$ 22.23
BlackRock Basic Value V.I.	11,278	154,254	151,801	-	151,801	10,437	12.11	15.84
BlackRock Capital Appreciation V.I.	25,677	244,549	258,055	-	258,055	9,391	24.52	28.01
BlackRock Equity Dividend	38,021	771,546	768,020	-	768,020	47,174	16.29	16.29
BlackRock Equity Dividend V.I.	633,167	7,066,455	7,376,401	-	7,376,401	535,564	13.67	17.71
BlackRock Global Allocation	3,966	77,624	85,391	-	85,391	6,575	13.01	13.01
BlackRock Global Allocation V.I.	201,023	2,948,799	3,274,665	-	3,274,665	271,763	11.91	13.29
BlackRock High Yield V.I.	814,068	5,780,451	6,146,211	25,113	6,171,324	572,723	10.71	11.97
BlackRock International Dividend	2,924	83,528	89,482	-	89,482	7,973	11.22	11.22
BlackRock Large Cap Focus Growth V.I.	8,531	141,823	179,994	-	179,994	6,305	26.37	32.80
BNY Mellon Appreciation	196,729	7,005,305	7,751,142	-	7,751,142	424,212	17.88	23.00
BNY Mellon Dynamic Value	88,198	3,049,643	3,354,168	-	3,354,168	173,747	17.23	25.77
BNY Mellon IP MidCap Stock	191,829	3,503,535	3,805,893	-	3,805,893	316,378	12.04	12.04
BNY Mellon IP Small Cap Stock Index	346,729	5,965,599	6,608,653	-	6,608,653	452,522	14.20	19.75
BNY Mellon IP Technology Growth	550,818	11,507,849	18,700,260	-	18,700,260	471,784	30.07	40.69
BNY Mellon Opportunistic Midcap Value	82,954	2,516,862	2,618,842	-	2,618,842	118,604	21.12	34.92
BNY Mellon Stock Index	2,532	151,249	162,959	-	162,959	7,135	17.90	23.32
BNY Mellon VIF Appreciation	114,354	4,450,893	5,328,880	-	5,328,880	313,594	16.96	21.11
Calamos® Growth	278,107	10,320,531	10,348,347	-	10,348,347	447,975	19.85	28.38
Calamos® Growth and Income	212,722	6,578,820	8,674,810	-	8,674,810	409,322	17.05	23.42
Calamos® High Income Opportunities	53,169	470,207	448,211	-	448,211	39,242	10.88	11.44
ClearBridge Small Cap Growth	526	14,273	24,278	-	24,278	960	25.31	25.31
ClearBridge Variable Aggressive Growth	360,646	9,404,983	10,635,452	-	10,635,452	539,789	18.26	20.23
ClearBridge Variable Small Cap Growth	288,129	7,782,704	10,545,530	-	10,545,530	362,282	26.96	30.05
Dimensional VA Equity Allocation	20,130	229,520	259,678	-	259,678	22,472	11.27	11.58
Dimensional VA Global Bond Portfolio	32,801	347,864	348,673	-	348,673	40,574	8.14	8.75
Dimensional VA International Small Portfolio	50,400	561,351	665,782	-	665,782	49,975	12.11	14.46
Dimensional VA International Value Portfolio	45,505	532,793	536,046	-	536,046	53,842	8.87	10.39
Dimensional VA Short-Term Fixed Portfolio	35,951	367,822	366,704	-	366,704	46,315	7.45	8.08
Dimensional VA U.S. Large Value Portfolio	95,552	2,307,953	2,534,036	-	2,534,036	155,317	12.82	17.56
Dimensional VA U.S. Targeted Value Portfolio	71,560	1,206,308	1,317,411	-	1,317,411	89,465	11.75	16.38
DWS Capital Growth VIP	1,276	36,669	53,821	-	53,821	1,796	24.64	30.55
DWS Core Equity VIP	7,129	84,235	86,972	-	86,972	4,844	17.93	23.21
DWS CROCI® U.S. VIP	860	13,101	11,152	-	11,152	935	9.69	12.15
DWS Global Small Cap VIP	3,950	48,390	44,993	-	44,993	3,809	10.79	12.94
DWS High Income VIP	1,802	10,990	11,245	-	11,245	998	10.27	11.44
DWS International Growth VIP	891	12,508	15,739	-	15,739	1,121	13.54	14.28
DWS Small Mid Cap Value VIP	910	14,255	10,905	-	10,905	1,027	10.63	12.63
Eaton Vance VT Floating-Rate Income	214,751	1,896,907	1,939,202	-	1,939,202	212,622	9.04	9.80
Federated Hermes Corporate Bond (a)	811,641	7,561,643	8,140,764	-	8,140,764	632,999	12.24	12.86
Federated Hermes Fund for U.S. Government Securities II (a)	522,120	5,738,980	5,826,857	-	5,826,857	669,476	8.48	10.11

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Federated Hermes High Income Bond II (a)	952,841	$ 5,922,003	$ 6,079,125	$ -	$ 6,079,125	392,381	$ 10.50	$ 15.56
FFI Strategies (a)	1,115	19,424	17,020	-	17,020	2,115	8.05	8.82
Fidelity® Advisor Dividend Growth	133,534	2,035,895	2,226,007	-	2,226,007	167,664	13.23	17.10
Fidelity® Advisor International Capital Appreciation (d)	15,404	215,405	412,836	-	412,836	23,434	17.52	21.56
Fidelity® Advisor Leveraged Company Stock	1,448	59,768	68,163	-	68,163	3,628	18.75	18.75
Fidelity® Advisor New Insights	8,960	265,284	311,905	-	311,905	14,423	21.62	21.62
Fidelity® Advisor Real Estate	93,157	1,914,521	1,816,554	-	1,816,554	143,676	9.02	21.36
Fidelity® Advisor Stock Selector Mid Cap	71,692	2,461,722	2,837,587	-	2,837,587	153,714	18.42	24.86
Fidelity® Advisor Value Strategies	46,804	1,471,211	1,726,583	-	1,726,583	95,614	15.39	23.94
Fidelity® VIP Balanced	60,527	1,032,883	1,370,341	-	1,370,341	80,655	15.41	18.11
Fidelity® VIP Contrafund	415,899	13,505,186	19,434,949	-	19,434,949	761,280	18.78	27.42
Fidelity® VIP Disciplined Small Cap	3,341	50,976	57,796	-	57,796	3,881	13.74	18.31
Fidelity® VIP Emerging Markets	41,958	469,153	618,455	-	618,455	41,226	14.48	15.33
Fidelity® VIP Equity-Income	154,609	3,273,048	3,583,843	-	3,583,843	278,656	12.83	12.83
Fidelity® VIP Growth & Income	195,568	3,845,360	4,247,734	-	4,247,734	299,240	14.07	20.30
Fidelity® VIP Growth Opportunities	688,227	32,009,590	52,367,164	-	52,367,164	1,516,109	33.21	42.78
Fidelity® VIP High Income	1,940,802	9,746,452	9,878,683	-	9,878,683	988,519	9.98	10.93
Fidelity® VIP Index 500	61,487	15,711,174	22,549,081	-	22,549,081	1,174,888	18.11	21.34
Fidelity® VIP Investment Grade Bond	520,718	6,700,607	7,144,248	-	7,144,248	662,822	9.70	11.81
Fidelity® VIP Mid Cap	14,994	482,884	559,125	-	559,125	34,989	14.31	16.76
Fidelity® VIP Overseas	249,433	5,438,195	6,547,613	-	6,547,613	557,012	11.72	13.23
Fidelity® VIP Real Estate	15,437	289,467	264,131	-	264,131	20,012	10.45	13.77
Fidelity® VIP Strategic Income	106,682	1,217,450	1,246,047	-	1,246,047	114,754	9.90	11.10
Franklin Allocation VIP Fund	547,371	3,563,508	3,076,226	-	3,076,226	251,768	12.23	12.23
Franklin Flex Cap Growth VIP Fund	102,668	803,130	1,121,136	-	1,121,136	43,994	22.50	26.26
Franklin Growth and Income VIP Fund	34,335	421,150	445,327	-	445,327	29,615	14.00	18.33
Franklin Income VIP Fund	737,115	11,115,521	11,086,207	-	11,086,207	989,408	10.34	12.32
Franklin Large Cap Growth VIP Fund	523	12,289	14,996	-	14,996	668	22.49	28.48
Franklin Mutual Global Discovery VIP Fund	547,650	10,653,896	9,260,766	-	9,260,766	832,842	10.25	12.82
Franklin Mutual Shares VIP Fund	1,770	34,986	29,367	-	29,367	2,705	10.59	13.53
Franklin Rising Dividends VIP Fund	32,948	860,601	960,110	-	960,110	55,324	16.41	22.33
Franklin Small Cap Value VIP Fund	181,246	2,958,738	2,628,060	-	2,628,060	180,728	12.74	16.37
Franklin Small-Mid Cap Growth VIP Fund	287,551	5,580,289	6,645,295	-	6,645,295	266,252	20.90	47.92
Franklin Strategic Income VIP Fund	875,321	9,385,876	9,068,322	-	9,068,322	988,734	8.88	10.24
Franklin U.S. Government Securities VIP Fund	14,436	174,616	174,388	-	174,388	20,390	8.36	8.88
Goldman Sachs Emerging Markets Equity	147,337	2,584,609	4,011,974	-	4,011,974	328,212	11.64	12.24
Goldman Sachs Government Income	234,889	3,529,419	3,666,610	-	3,666,610	414,453	8.46	8.89
Goldman Sachs VIT Growth Opportunities	28,440	397,924	375,129	-	375,129	15,293	20.17	25.97
Goldman Sachs VIT High Quality Floating Rate	933	9,682	9,645	-	9,645	1,231	7.63	8.49
Goldman Sachs VIT International Equity Insights	5,294	46,030	45,848	-	45,848	4,369	9.60	10.69

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Goldman Sachs VIT Large Cap Value	389	$ 2,820	$ 3,609	$ -	$ 3,609	233	$ 12.28	$ 15.77
Goldman Sachs VIT Mid Cap Value	44,284	735,846	770,092	-	770,092	53,153	12.80	16.34
Goldman Sachs VIT Small Cap Equity Insights	17,824	217,231	238,669	-	238,669	13,453	13.90	17.91
Goldman Sachs VIT Strategic Growth	10,328	166,549	159,158	-	159,158	5,117	23.97	31.67
Guggenheim Alpha Opportunity	5,904	82,138	102,321	-	102,321	6,948	11.10	16.37
Guggenheim Floating Rate Strategies	56,240	1,442,053	1,387,435	-	1,387,435	138,742	10.00	10.00
Guggenheim High Yield	325,862	3,659,730	3,538,862	-	3,538,862	234,773	13.59	16.40
Guggenheim Large Cap Value	54,419	2,340,535	2,299,739	-	2,299,739	159,856	13.73	18.81
Guggenheim Long Short Equity	18,671	250,598	321,885	-	321,885	28,415	11.32	11.32
Guggenheim Macro Opportunities	441	11,690	12,122	-	12,122	1,116	10.87	10.87
Guggenheim Multi-Hedge Strategies	499	12,780	12,959	-	12,959	1,503	8.62	8.62
Guggenheim Small Cap Value	8,713	115,952	115,268	-	115,268	8,939	12.89	12.89
Guggenheim SMid Cap Value	417,554	14,059,839	13,595,565	-	13,595,565	496,734	18.49	33.49
Guggenheim StylePlus Large Core	62,064	1,312,894	1,467,824	-	1,467,824	104,247	13.68	18.91
Guggenheim StylePlus Mid Growth	47,290	1,973,549	2,276,525	-	2,276,525	117,865	19.22	29.44
Guggenheim Total Return Bond	23,282	637,311	691,024	-	691,024	59,667	11.59	11.59
Guggenheim US Investment Grade Bond	423,261	8,100,726	8,689,545	-	8,689,545	812,695	9.74	10.85
Guggenheim VIF All Cap Value	512,354	14,291,675	15,913,700	-	15,913,700	828,159	12.77	26.45
Guggenheim VIF Alpha Opportunity	148,865	2,347,262	2,206,180	-	2,206,180	136,940	14.59	16.22
Guggenheim VIF Floating Rate Strategies	120,779	3,108,498	2,948,209	-	2,948,209	309,385	9.10	9.88
Guggenheim VIF Global Managed Futures Strategy	41,662	755,886	679,501	-	679,501	137,589	4.85	7.55
Guggenheim VIF High Yield	743,318	21,106,632	20,448,690	-	20,448,690	720,084	10.25	34.38
Guggenheim VIF Large Cap Value	800,307	28,003,161	30,099,538	-	30,099,538	1,903,030	12.89	24.68
Guggenheim VIF Long Short Equity	332,957	4,600,559	4,794,581	-	4,794,581	423,699	8.38	12.42
Guggenheim VIF Managed Asset Allocation	363,284	8,534,588	12,137,330	-	12,137,330	833,231	12.84	15.39
Guggenheim VIF Multi-Hedge Strategies	160,302	3,927,562	4,105,346	-	4,105,346	667,226	5.95	8.44
Guggenheim VIF Small Cap Value	619,287	23,705,392	23,093,195	-	23,093,195	729,697	10.24	34.06
Guggenheim VIF SMid Cap Value	556,947	32,744,307	38,045,070	-	38,045,070	1,107,443	12.22	37.19
Guggenheim VIF StylePlus Large Core	273,845	10,044,923	13,522,465	-	13,522,465	1,071,783	12.46	23.65
Guggenheim VIF StylePlus Large Growth	447,808	7,707,277	11,548,981	-	11,548,981	710,492	16.19	28.26
Guggenheim VIF StylePlus Mid Growth	199,949	9,413,588	14,488,289	-	14,488,289	684,440	19.46	45.75
Guggenheim VIF StylePlus Small Growth	103,787	3,120,264	4,661,082	-	4,661,082	334,301	13.52	24.60
Guggenheim VIF Total Return Bond	2,711,093	43,879,751	49,070,781	-	49,070,781	4,160,154	10.02	12.16
Guggenheim VIF World Equity Income	985,165	10,933,285	14,570,589	-	14,570,589	1,215,238	10.55	13.96
Guggenheim World Equity Income	290,992	4,028,702	4,874,116	-	4,874,116	401,321	11.78	17.02
Invesco American Franchise	78,167	1,330,758	2,240,276	-	2,240,276	124,006	18.02	27.66
Invesco Comstock	340,035	7,056,432	8,245,843	-	8,245,843	555,274	14.60	20.62
Invesco Developing Markets (a)	6,164	231,416	334,764	-	334,764	27,226	12.30	12.30
Invesco Discovery (a)	1,684	146,321	184,679	-	184,679	6,713	27.57	27.57
Invesco Discovery Mid Cap Growth	39,525	847,109	1,203,136	-	1,203,136	61,061	18.58	34.04
Invesco Energy	974	17,034	11,964	-	11,964	4,179	2.87	2.87

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco Equity and Income	820,001	$ 7,936,496	$ 8,987,215	$ -	$ 8,987,215	528,385	$ 15.25	$ 19.16
Invesco Global (a)	4,640	401,373	536,335	-	536,335	25,933	20.71	20.71
Invesco Gold & Special Minerals	6,584	157,752	184,405	-	184,405	15,880	11.61	11.61
Invesco Main Street Mid Cap	54,859	1,141,027	1,509,728	-	1,509,728	115,009	13.10	13.13
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	52,708	3,765,526	5,168,021	-	5,168,021	255,508	16.59	22.12
Invesco Oppenheimer V.I. Global Fund	102,152	4,273,638	5,246,520	-	5,246,520	320,755	16.18	20.05
Invesco Oppenheimer V.I. Global Strategic Income Fund	6,171	31,713	30,854	-	30,854	3,219	8.90	9.84
Invesco Oppenheimer V.I. International Growth Fund	272,451	676,816	828,251	-	828,251	58,580	11.79	14.40
Invesco Oppenheimer V.I. Main Street Small Cap Fund	542,011	12,242,018	14,585,519	-	14,585,519	555,605	15.28	33.97
Invesco Oppenheimer V.I. Total Return Bond Fund	2,333,751	18,443,412	19,393,470	-	19,393,470	2,695,006	6.88	7.33
Invesco Small Cap Growth (d)	70,505	2,223,347	3,368,752	-	3,368,752	116,609	28.79	42.00
Invesco Technology	22,068	940,463	1,497,332	-	1,497,332	108,939	13.57	33.90
Invesco V.I. American Franchise Series I	18,978	1,181,846	1,690,957	-	1,690,957	94,442	17.90	17.90
Invesco V.I. American Franchise Series II	2,702	162,447	227,770	-	227,770	9,605	23.71	27.65
Invesco V.I. American Value	18,924	331,140	295,594	-	295,594	27,026	10.85	14.51
Invesco V.I. Balanced-Risk Allocation	3,394	36,017	34,925	-	34,925	3,255	10.56	11.44
Invesco V.I. Comstock	553,454	9,161,047	8,894,007	-	8,894,007	619,017	12.01	16.45
Invesco V.I. Core Equity	436	15,544	13,193	-	13,193	814	13.03	16.55
Invesco V.I. Equity and Income	613,635	10,169,135	10,934,974	-	10,934,974	745,315	12.22	15.42
Invesco V.I. Global Core Equity	2,800	27,342	32,195	-	32,195	2,573	12.10	13.11
Invesco V.I. Global Real Estate Series I	545,849	8,857,707	8,018,527	-	8,018,527	407,522	17.74	19.75
Invesco V.I. Global Real Estate Series II	18,207	281,817	260,912	-	260,912	23,682	9.04	11.21
Invesco V.I. Government Money Market (c)	32,631,362	32,631,362	32,631,362	-	32,631,362	3,758,021	8.45	8.72
Invesco V.I. Government Securities	1,188,104	13,956,774	14,162,203	-	14,162,203	1,620,690	8.03	9.33
Invesco V.I. Growth and Income	699	15,607	13,072	-	13,072	1,060	12.33	16.33
Invesco V.I. Health Care Series I	283,356	7,732,838	9,546,248	-	9,546,248	355,369	24.85	27.66
Invesco V.I. Health Care Series II	3,819	100,723	121,066	-	121,066	7,828	15.32	22.28
Invesco V.I. High Yield	5,017	26,605	26,087	-	26,087	2,318	9.68	11.47
Invesco V.I. International Growth	684,602	23,234,536	28,671,131	-	28,671,131	1,845,857	11.28	18.53
Invesco V.I. Managed Volatility	7,032	89,440	81,153	-	81,153	6,139	10.38	13.54
Invesco V.I. Mid Cap Core Equity	1,088,930	12,323,668	11,150,641	-	11,150,641	604,417	12.16	20.88
Invesco V.I. S&P 500 Index	24,157	444,639	486,759	-	486,759	22,979	17.71	23.06
Invesco V.I. Small Cap Equity	1,787	30,587	34,289	-	34,289	2,094	13.40	16.69
Invesco V.I. Value Opportunities	466,287	2,949,796	2,615,873	-	2,615,873	175,378	13.56	15.10
Invesco Value Opportunities	145,974	1,612,145	2,002,769	-	2,002,769	193,040	10.38	14.31
Ivy Asset Strategy	9,890	241,692	236,970	-	236,970	20,370	11.63	11.63
Ivy VIP Asset Strategy	106,714	996,385	1,114,353	-	1,114,353	104,722	10.56	12.59
Ivy VIP Balanced	16,132	133,689	140,504	-	140,504	9,653	12.88	16.12

(a) Name change. See Note 1.
(b) Merger. See Note 1.
(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Ivy VIP Core Equity	10,210	$ 130,138	$ 146,652	$ -	$ 146,652	6,705	$ 16.96	$ 22.33
Ivy VIP Energy	28,844	169,885	71,558	-	71,558	27,016	2.62	2.76
Ivy VIP Global Bond	2,587	12,937	13,604	-	13,604	1,370	9.44	10.12
Ivy VIP Global Equity Income	5,778	41,521	34,782	-	34,782	2,506	11.90	14.14
Ivy VIP Global Growth	192,470	775,795	826,409	-	826,409	51,490	14.50	16.36
Ivy VIP Growth	15,187	163,582	192,910	-	192,910	6,359	24.24	30.93
Ivy VIP High Income	157,931	493,394	536,206	-	536,206	48,086	10.25	13.10
Ivy VIP International Core Equity	29,013	468,540	474,233	-	474,233	43,677	10.74	11.10
Ivy VIP Limited-Term Bond	-	-	-	-	-	-	8.29	8.89
Ivy VIP Mid Cap Growth	13,570	183,082	237,252	-	237,252	9,519	22.50	27.51
Ivy VIP Natural Resources	40,557	93,725	133,854	-	133,854	28,462	4.39	4.76
Ivy VIP Science and Technology	11,352	326,177	407,203	-	407,203	16,740	22.58	31.74
Ivy VIP Securian Real Estate Securities	7,947	66,504	55,409	-	55,409	4,665	11.41	14.64
Ivy VIP Small Cap Core	19,938	315,301	276,134	-	276,134	17,230	13.82	16.74
Ivy VIP Small Cap Growth	14,852	148,581	179,411	-	179,411	9,802	17.89	19.03
Ivy VIP Value	32,157	209,166	205,768	-	205,768	12,915	12.62	16.23
Janus Henderson Mid Cap Value	9,180	145,203	146,602	-	146,602	10,424	14.01	14.01
Janus Henderson Overseas	73,549	2,445,853	2,900,030	-	2,900,030	377,310	7.33	7.71
Janus Henderson U.S. Managed Volatility	80,652	876,698	939,601	-	939,601	74,012	12.55	12.71
Janus Henderson VIT Enterprise	363,991	20,756,575	31,834,681	-	31,834,681	1,199,928	21.12	27.44
Janus Henderson VIT Forty	-	-	-	-	-	-	25.74	33.51
Janus Henderson VIT Mid Cap Value	7,461	114,307	115,047	-	115,047	8,318	12.00	14.38
Janus Henderson VIT Overseas	8,644	284,462	316,203	-	316,203	39,049	7.61	9.81
Janus Henderson VIT Research	401,445	13,227,074	19,181,043	-	19,181,043	853,391	21.27	26.96
JPMorgan Insurance Trust Core Bond Portfolio	487,434	5,419,765	5,712,723	-	5,712,723	585,642	9.24	9.80
JPMorgan Insurance Trust Small Cap Core Portfolio	7,949	178,165	189,496	-	189,496	10,680	14.27	19.64
JPMorgan Insurance Trust US Equity Portfolio	3,494	99,320	128,746	-	128,746	6,413	19.14	25.29
Lord Abbett Series Bond-Debenture VC	418,838	5,078,902	5,231,287	-	5,231,287	464,110	10.97	13.08
Lord Abbett Series Developing Growth VC	59,478	2,170,866	2,806,164	-	2,806,164	115,101	23.48	32.30
Lord Abbett Series Dividend Growth VC (a)	2,805	41,788	50,294	-	50,294	3,073	16.32	20.58
Lord Abbett Series Growth and Income VC	-	-	-	-	-	-	12.72	15.79
Lord Abbett Series Growth Opportunities VC	2,795	39,389	45,954	-	45,954	2,257	20.36	23.63
Lord Abbett Series Mid Cap Stock VC	2,307	57,905	55,566	-	55,566	4,430	11.13	13.66
Lord Abbett Series Total Return VC	4,253	72,343	73,781	-	73,781	6,913	9.52	10.89
MFS® VIT Emerging Markets Equity	9,521	153,182	161,856	-	161,856	15,833	10.03	10.30
MFS® VIT Global Tactical Allocation	464	7,408	7,184	-	7,184	722	9.96	10.80
MFS® VIT High Yield	32,061	175,871	179,862	-	179,862	17,162	10.24	11.24
MFS® VIT II MA Investors Growth Stock	-	-	-	-	-	-	20.65	27.36
MFS® VIT II Research International	599,733	8,987,987	10,735,215	-	10,735,215	1,048,078	8.58	12.14
MFS® VIT International Intrinsic Value	68,829	1,775,345	2,372,547	-	2,372,547	167,692	14.01	15.18
MFS® VIT Investors Trust	688	21,798	24,754	-	24,754	1,156	16.56	21.81

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
MFS® VIT New Discovery	13,198	$ 215,842	$ 311,614	$ -	$ 311,614	13,063	$ 20.60	$ 25.19
MFS® VIT Research	4,380	117,336	141,651	-	141,651	6,602	17.15	23.05
MFS® VIT Total Return	748,029	16,367,923	19,074,739	-	19,074,739	1,339,879	12.26	15.22
MFS® VIT Total Return Bond	11,783	157,766	163,316	-	163,316	15,892	9.66	10.81
MFS® VIT Utilities	436,078	12,625,765	15,127,555	-	15,127,555	767,473	12.33	20.52
Morgan Stanley VIF Emerging Markets Debt	20,973	163,962	160,864	-	160,864	16,796	9.57	9.92
Morgan Stanley VIF Emerging Markets Equity	506,820	7,443,771	8,950,437	-	8,950,437	1,037,848	7.76	10.65
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	156,764	1,950,534	2,034,802	-	2,034,802	162,110	12.53	15.18
Morningstar Balanced ETF Asset Allocation Portfolio	1,197,154	13,255,831	13,456,005	-	13,456,005	1,183,274	11.26	12.99
Morningstar Conservative ETF Asset Allocation Portfolio	251,270	2,805,285	2,912,216	-	2,912,216	297,627	9.36	10.17
Morningstar Growth ETF Asset Allocation Portfolio	899,716	10,100,532	10,310,746	-	10,310,746	850,133	12.11	14.43
Morningstar Income and Growth ETF Asset Allocation Portfolio	186,461	1,930,961	2,054,801	-	2,054,801	192,757	10.33	11.57
Neuberger Berman AMT Sustainable Equity I	147,970	3,861,254	4,541,207	-	4,541,207	370,621	12.14	20.00
Neuberger Berman AMT Sustainable Equity S	205,077	4,458,438	6,312,264	-	6,312,264	212,863	27.17	29.70
Neuberger Berman Core Bond	202,703	2,109,020	2,211,494	-	2,211,494	206,456	9.79	10.81
Neuberger Berman Large Cap Value	22,375	722,653	816,250	-	816,250	57,260	13.57	14.26
Neuberger Berman Sustainable Equity	31,271	1,141,849	1,325,589	-	1,325,589	70,096	18.01	18.97
North Square Oak Ridge Small Cap Growth	3,400	55,973	50,295	-	50,295	2,743	18.32	18.32
Northern Global Tactical Asset Allocation	9,505	108,974	127,078	-	127,078	9,699	13.10	13.10
Northern Large Cap Core	8,159	142,318	188,969	-	188,969	9,588	19.71	19.71
Northern Large Cap Value	10,449	165,774	188,922	-	188,922	11,351	16.67	16.67
PGIM Jennison 20/20 Focus	222,804	3,415,573	3,901,306	-	3,901,306	186,309	19.93	20.95
PGIM Jennison Mid-Cap Growth	9,753	233,329	206,074	-	206,074	9,351	22.04	22.04
PGIM Jennison Natural Resources	418	14,876	14,521	-	14,521	2,682	5.41	5.41
PGIM Jennison Small Company	29,492	672,810	685,989	-	685,989	34,865	18.73	19.69
PGIM QMA Small-Cap Value (d)	14,276	305,407	227,981	-	227,981	21,545	10.13	10.65
PIMCO All Asset	23,085	270,798	284,413	-	284,413	26,589	10.73	10.73
PIMCO CommodityRealReturn Strategy	14,791	98,783	85,051	-	85,051	20,628	4.13	4.13
PIMCO Emerging Markets Bond	1,468	15,457	16,005	-	16,005	1,546	10.37	10.37
PIMCO High Yield	191,590	1,721,252	1,739,637	-	1,739,637	106,703	12.99	17.04
PIMCO International Bond (U.S. Dollar-Hedged)	475,813	5,131,369	5,276,762	-	5,276,762	443,302	11.34	11.91
PIMCO Low Duration	3,038	30,047	30,229	-	30,229	3,770	8.01	8.01
PIMCO Real Return	72,484	822,587	889,376	-	889,376	89,845	9.90	9.90
PIMCO StocksPLUS® Small Fund	51,157	469,762	549,943	-	549,943	26,772	20.53	20.53
PIMCO Total Return	208,278	2,195,123	2,207,748	-	2,207,748	204,724	10.79	10.79
PIMCO VIT All Asset Administrative	504,460	5,406,614	5,584,370	-	5,584,370	401,133	12.55	13.97
PIMCO VIT All Asset Advisor	38,786	403,041	434,795	-	434,795	40,753	9.77	10.96
PIMCO VIT CommodityRealReturn Strategy Administrative	493,791	3,623,418	2,987,436	-	2,987,436	711,809	3.73	4.22
PIMCO VIT CommodityRealReturn Strategy Advisor	9,209	56,211	56,449	-	56,449	14,963	3.78	4.77
PIMCO VIT Emerging Markets Bond	214,193	2,784,502	2,878,760	-	2,878,760	230,774	10.33	12.72
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	5,034	60,129	61,364	-	61,364	5,199	8.81	12.08

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

PIMCO VIT Global Managed Asset Allocation	8,802	$ 105,621	$ 116,361	$ -	$ 116,361	9,485	$ 11.60	$ 12.57
PIMCO VIT High Yield	20,242	151,264	162,140	-	162,140	9,741	10.60	19.10
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	658,906	7,121,944	7,406,108	-	7,406,108	600,916	11.69	12.50
PIMCO VIT International Bond Portfolio (Unhedged)	21,620	213,095	227,660	-	227,660	25,126	8.79	9.23
PIMCO VIT Low Duration Administrative (d)	2,961,897	30,525,400	30,744,495	-	30,744,495	3,705,883	7.60	9.67
PIMCO VIT Low Duration Advisor	77,087	789,244	800,165	-	800,165	95,450	8.05	8.53
PIMCO VIT Real Return Administrative (d)	1,528,666	19,678,265	21,279,025	-	21,279,025	1,892,947	10.30	12.03
PIMCO VIT Real Return Advisor	19,974	255,341	278,041	-	278,041	28,794	9.05	10.08
PIMCO VIT Short-Term	37,390	385,674	389,604	-	389,604	45,546	8.14	8.76
PIMCO VIT Total Return Administrative	1,241,758	13,773,461	14,391,974	-	14,391,974	1,324,739	10.84	10.84
PIMCO VIT Total Return Advisor	989,199	11,067,089	11,464,816	-	11,464,816	1,140,056	9.46	10.50
Pioneer Bond VCT	12,982	145,397	153,189	-	153,189	15,039	9.69	10.35
Pioneer Equity Income VCT	8,498	173,796	134,180	-	134,180	7,900	13.75	17.84
Pioneer High Yield VCT	-	-	-	-	-	-	9.76	11.27
Pioneer Real Estate Shares VCT	2,617	31,392	20,072	-	20,072	1,758	10.82	12.90
Pioneer Strategic Income	5,270	56,076	60,180	-	60,180	5,783	10.42	10.42
Pioneer Strategic Income VCT	7,653	76,848	81,652	-	81,652	8,232	9.61	10.30
Power Income VIT	6,523	65,176	59,160	-	59,160	7,394	7.34	8.12
Probabilities Fund	412,997	3,512,331	3,337,015	-	3,337,015	354,188	8.74	9.78
Putnam VT Diversified Income	50,259	299,294	286,982	-	286,982	29,458	9.02	10.04
Putnam VT Equity Income	35,957	803,746	917,255	-	917,255	52,318	14.59	19.33
Putnam VT Global Asset Allocation	751	12,420	13,865	-	13,865	1,088	12.77	15.35
Putnam VT Growth Opportunities	29,556	366,197	430,043	-	430,043	13,076	25.95	33.39
Putnam VT High Yield	116,878	714,198	728,150	-	728,150	68,468	10.27	11.41
Putnam VT Income	172,450	1,950,855	1,976,277	-	1,976,277	196,610	9.85	10.51
Putnam VT Multi-Asset Absolute Return	45,483	465,206	422,539	-	422,539	55,095	7.29	8.10
Putnam VT Multi-Cap Core	-	-	-	-	-	-	17.64	23.19
Putnam VT Small Cap Growth	1,369	23,277	31,252	-	31,252	1,802	17.34	22.78
Putnam VT Small Cap Value	16,681	169,259	166,978	-	166,978	15,121	11.02	11.02
Redwood Managed Volatility	50,141	496,467	512,436	-	512,436	45,206	10.98	11.68
Royce Micro-Cap	335,559	3,582,209	3,996,511	-	3,996,511	319,251	10.45	12.60
Royce Opportunity	214,305	2,384,882	3,141,719	-	3,141,719	178,959	16.69	17.55
Royce Small-Cap Value	122,622	1,193,525	1,052,100	-	1,052,100	99,200	10.10	10.61
Rydex VIF Banking	6,307	550,735	555,206	-	555,206	98,518	4.86	10.51
Rydex VIF Basic Materials	27,093	2,066,562	2,412,402	-	2,412,402	165,051	12.32	15.30
Rydex VIF Biotechnology	30,711	2,744,231	3,285,750	-	3,285,750	151,300	16.23	34.59
Rydex VIF Commodities Strategy	4,302	292,233	268,466	-	268,466	191,731	1.19	2.67
Rydex VIF Consumer Products	41,355	2,723,347	2,930,833	-	2,930,833	154,778	12.26	20.80
Rydex VIF Dow 2x Strategy (d)	12,528	1,659,676	1,851,810	-	1,851,810	66,035	24.69	29.14
Rydex VIF Electronics	6,432	617,466	1,044,289	-	1,044,289	77,765	12.18	35.26
Rydex VIF Energy	10,938	1,463,722	1,257,531	-	1,257,531	355,523	2.86	4.08

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Energy Services	2,299	$ 442,411	$ 432,705	$ -	$ 432,705	324,399	$ 1.25	$ 1.50
Rydex VIF Europe 1.25x Strategy (d)	6,014	575,458	636,190	-	636,190	106,126	5.01	8.66
Rydex VIF Financial Services	21,977	1,726,063	1,879,291	-	1,879,291	237,357	7.61	12.35
Rydex VIF Government Long Bond 1.2x Strategy (d)	32,754	1,266,456	1,362,228	-	1,362,228	95,188	12.72	17.24
Rydex VIF Health Care	55,424	3,799,890	4,790,332	-	4,790,332	230,876	17.12	24.24
Rydex VIF High Yield Strategy	287	22,745	23,119	-	23,119	2,076	10.57	11.24
Rydex VIF Internet	19,414	2,459,956	3,191,204	-	3,191,204	170,773	18.40	35.56
Rydex VIF Inverse Dow 2x Strategy (d)	3,749	387,773	264,430	-	264,430	1,035,973	0.07	0.65
Rydex VIF Inverse Government Long Bond Strategy (d)	3,774	294,929	253,104	-	253,104	219,575	1.03	3.48
Rydex VIF Inverse Mid-Cap Strategy (d)	187	10,429	8,362	-	8,362	15,519	0.54	2.60
Rydex VIF Inverse NASDAQ-100® Strategy (d)	2,027	61,708	51,286	-	51,286	192,057	0.25	1.26
Rydex VIF Inverse Russell 2000® Strategy (d)	1,893	118,382	69,952	-	69,952	154,424	0.46	2.41
Rydex VIF Inverse S&P 500 Strategy (d)	4,491	215,293	184,860	-	184,860	278,495	0.55	2.28
Rydex VIF Japan 2x Strategy (d)	4,136	346,103	490,395	-	490,395	30,285	16.16	17.82
Rydex VIF Leisure	3,845	363,148	471,072	-	471,072	30,030	15.61	18.59
Rydex VIF Mid-Cap 1.5x Strategy (d)	5,125	969,470	1,051,709	-	1,051,709	39,272	16.72	28.67
Rydex VIF NASDAQ-100®	111,110	5,748,016	6,977,732	-	6,977,732	227,243	28.70	41.24
Rydex VIF NASDAQ-100® 2x Strategy (d)	99,099	9,165,904	14,023,444	-	14,023,444	174,982	63.16	129.48
Rydex VIF Nova (d)	16,504	2,001,862	2,388,633	-	2,388,633	118,098	19.62	23.70
Rydex VIF Precious Metals	99,742	3,607,374	4,713,784	-	4,713,784	381,788	6.72	12.69
Rydex VIF Real Estate	57,325	2,154,690	2,195,538	-	2,195,538	158,896	8.45	14.69
Rydex VIF Retailing	8,876	876,366	1,142,121	-	1,142,121	52,322	16.38	22.65
Rydex VIF Russell 2000® 1.5x Strategy (d)	15,356	1,181,569	1,379,767	-	1,379,767	66,840	16.27	21.52
Rydex VIF Russell 2000® 2x Strategy (d)	45,247	11,792,937	12,377,233	-	12,377,233	933,496	13.16	17.97
Rydex VIF S&P 500 2x Strategy (d)	12,827	3,247,323	4,045,097	-	4,045,097	162,308	23.76	29.81
Rydex VIF S&P 500 Pure Growth	71,200	3,526,278	3,928,105	-	3,928,105	183,767	18.07	25.41
Rydex VIF S&P 500 Pure Value	179,281	7,686,203	8,381,376	-	8,381,376	630,370	10.87	13.36
Rydex VIF S&P MidCap 400 Pure Growth	69,066	2,554,246	3,129,376	-	3,129,376	173,286	12.80	21.42
Rydex VIF S&P MidCap 400 Pure Value	63,837	2,695,954	2,759,688	-	2,759,688	182,298	11.61	15.37
Rydex VIF S&P SmallCap 600 Pure Growth	46,331	2,495,765	2,816,483	-	2,816,483	164,386	13.53	18.76
Rydex VIF S&P SmallCap 600 Pure Value	40,470	2,437,976	2,416,477	-	2,416,477	232,363	8.43	10.49
Rydex VIF Strengthening Dollar 2x Strategy (d)	17,344	719,084	609,655	-	609,655	111,704	3.74	8.08
Rydex VIF Technology	26,109	2,838,727	4,803,474	-	4,803,474	263,530	16.89	30.10
Rydex VIF Telecommunications	9,440	534,088	623,044	-	623,044	108,354	5.57	10.86
Rydex VIF Transportation	5,736	501,181	627,215	-	627,215	31,594	17.03	20.47
Rydex VIF U.S. Government Money Market (c)	48,650,488	48,650,488	48,650,488	-	48,650,488	8,567,494	4.94	7.27
Rydex VIF Utilities	121,676	3,670,933	3,763,441	-	3,763,441	361,694	9.19	14.35
Rydex VIF Weakening Dollar 2x Strategy (d)	2,727	175,916	167,310	-	167,310	42,357	3.95	4.99
T. Rowe Price Blue Chip Growth	55,605	2,039,301	2,695,743	-	2,695,743	91,300	24.72	33.52
T. Rowe Price Capital Appreciation	237,942	6,603,530	8,018,634	-	8,018,634	391,272	19.54	20.54

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
T. Rowe Price Equity Income	20,932	$ 569,634	$ 546,324	$ -	$ 546,324	38,328	$ 12.25	$ 16.12
T. Rowe Price Growth Stock	89,659	4,763,179	8,121,311	-	8,121,311	293,148	26.35	27.70
T. Rowe Price Health Sciences	224,223	10,031,152	12,995,970	-	12,995,970	598,624	21.19	39.35
T. Rowe Price Limited-Term Bond	16,598	81,374	82,656	-	82,656	10,076	8.07	8.44
T. Rowe Price Retirement 2010	92	1,569	1,671	-	1,671	135	12.40	12.40
T. Rowe Price Retirement 2015	10,390	141,140	153,151	-	153,151	11,599	13.20	13.20
T. Rowe Price Retirement 2020	6,233	129,158	138,935	-	138,935	9,849	14.11	14.11
T. Rowe Price Retirement 2025	3,378	54,696	64,223	-	64,223	4,268	15.04	15.04
T. Rowe Price Retirement 2030	8,107	201,016	225,940	-	225,940	14,219	15.89	15.89
T. Rowe Price Retirement 2035	11,430	226,337	238,091	-	238,091	14,383	16.55	16.55
T. Rowe Price Retirement 2040	2,255	59,071	67,343	-	67,343	3,943	17.08	17.08
T. Rowe Price Retirement 2045	129	2,294	2,645	-	2,645	153	17.27	17.27
T. Rowe Price Retirement 2050	-	-	-	-	-	-	17.25	17.25
T. Rowe Price Retirement 2055	3,187	45,799	57,115	-	57,115	3,314	17.23	17.23
T. Rowe Price Retirement Balanced	7,145	105,924	112,744	-	112,744	9,714	11.60	11.60
Templeton Developing Markets VIP Fund	588,172	5,867,615	6,846,325	-	6,846,325	472,510	11.37	23.33
Templeton Foreign VIP Fund	739,273	9,163,125	9,817,548	-	9,817,548	1,118,366	8.04	13.77
Templeton Global Bond VIP Fund	107,286	1,724,065	1,482,690	-	1,482,690	187,725	7.39	8.26
Templeton Growth VIP Fund	352	4,932	3,933	-	3,933	391	10.06	12.26
TOPS® Conservative ETF	40,366	520,322	530,413	-	530,413	50,008	10.24	10.67
VanEck VIP Global Gold	33,594	303,266	392,379	-	392,379	32,649	11.48	12.22
VanEck VIP Global Hard Assets	6,794	140,640	146,413	-	146,413	26,572	4.43	5.69
Vanguard® VIF Balanced	36,549	837,132	938,575	-	938,575	70,960	12.76	13.68
Vanguard® VIF Capital Growth	22,957	780,851	1,037,907	-	1,037,907	62,250	16.13	17.29
Vanguard® VIF Conservative Allocation	95,916	2,497,064	2,724,001	-	2,724,001	234,847	11.37	12.19
Vanguard® VIF Diversified Value	17,224	232,593	236,656	-	236,656	18,339	12.39	13.29
Vanguard® VIF Equity Income	47,808	1,051,688	1,102,923	-	1,102,923	83,154	12.59	13.50
Vanguard® VIF Equity Index	24,136	1,109,559	1,297,571	-	1,297,571	79,786	15.38	16.49
Vanguard® VIF Global Bond Index	3,246	72,030	72,702	-	72,702	6,855	10.35	10.63
Vanguard® VIF Growth	6,844	175,018	245,973	-	245,973	12,652	19.22	20.61
Vanguard® VIF High Yield Bond	170,131	1,321,392	1,381,463	-	1,381,463	120,169	10.84	11.63
Vanguard® VIF International	75,013	2,183,272	3,268,296	-	3,268,296	154,942	19.94	21.38
Vanguard® VIF Mid-Cap Index	106,499	2,068,431	2,744,483	-	2,744,483	190,747	14.13	15.15
Vanguard® VIF Moderate Allocation	173,019	4,775,320	5,614,456	-	5,614,456	444,966	12.24	13.12
Vanguard® VIF Real Estate Index	21,966	262,510	273,043	-	273,043	24,763	10.46	11.21
Vanguard® VIF Short Term Investment Grade	174,658	1,861,236	1,942,195	-	1,942,195	199,759	9.17	9.83
Vanguard® VIF Small Company Growth (d)	12,040	240,410	294,852	-	294,852	17,605	15.77	16.91
Vanguard® VIF Total Bond Market Index	341,826	4,127,192	4,378,791	-	4,378,791	429,315	9.62	10.32
Vanguard® VIF Total International Stock Market Index	37,207	756,996	855,008	-	855,008	75,636	11.05	11.35
Vanguard® VIF Total Stock Market Index	63,100	2,570,733	3,064,148	-	3,064,148	187,528	15.48	16.59
Victory RS Partners (d)	20,446	577,374	495,005	-	495,005	19,212	25.74	25.74

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Victory RS Science and Technology	56,033	$ 1,316,853	$ 2,036,781	$ -	$ 2,036,781	42,257	$ 45.83	$ 48.17
Victory RS Value	76,595	1,997,937	1,813,765	-	1,813,765	136,276	12.67	13.32
Virtus Ceredex Mid Cap Value Equity	25,471	314,747	309,476	-	309,476	18,546	16.66	16.66
Virtus Duff & Phelps Real Estate Securities Series	18,130	323,811	321,081	-	321,081	26,873	11.84	12.55
Virtus KAR Small-Cap Growth Series	36,145	1,227,249	1,450,876	-	1,450,876	41,193	33.99	36.84
Virtus Newfleet Multi-Sector Intermediate Bond Series	60,859	575,115	582,420	-	582,420	57,161	9.89	10.36
Virtus SGA International Growth Series	58,735	698,015	849,898	-	849,898	90,912	9.04	9.45
Virtus Strategic Allocation Series	6,647	91,264	118,378	-	118,378	7,705	15.11	16.89
Voya MidCap Opportunities Portfolio	3,220	49,279	54,225	-	54,225	2,215	18.98	24.85
VY Clarion Global Real Estate Portfolio	10,075	114,855	106,892	-	106,892	10,568	9.39	10.71
VY Clarion Real Estate Portfolio	-	-	-	-	-	-	10.73	12.75
Wells Fargo Growth (d)	25,395	859,249	1,085,114	-	1,085,114	36,669	29.54	51.76
Wells Fargo International Equity VT	22,198	72,300	42,621	-	42,621	4,245	9.89	10.22
Wells Fargo Large Cap Core	56,406	916,949	879,936	-	879,936	61,715	14.12	19.94
Wells Fargo Omega Growth VT	6,788	194,036	274,515	-	274,515	11,619	23.64	29.85
Wells Fargo Opportunity	14,280	591,436	710,566	-	710,566	35,874	19.77	29.21
Wells Fargo Opportunity VT	53,379	1,330,475	1,581,613	-	1,581,613	74,054	16.91	22.26
Wells Fargo Small Company Value	165,133	4,247,496	4,731,057	-	4,731,057	447,299	10.53	10.58
Western Asset Variable Global High Yield Bond	278,219	2,064,115	2,136,722	-	2,136,722	176,766	10.10	12.13

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	7Twelve Balanced Portfolio Class 3	AB VPS Dynamic Asset Allocation	AB VPS Global Thematic Growth
Net assets as of December 31, 2018	$614,041	$738,547	$-
Investment income (loss):
Dividend distributions	10,175	14,559	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,200)	(6,292)	(7)
Net investment income (loss)	6,975	8,267	(7)
Increase (decrease) in net assets from operations:
Capital gain distributions	14,190	921	-
Realized capital gain (loss) on investments	256	13,256	-
Change in unrealized appreciation (depreciation)	68,013	83,756	661
Net gain (loss) on investments	82,459	97,933	661
Net increase (decrease) in net assets from operations	89,434	106,200	654
Contract owner transactions:
Variable annuity deposits	12	2,005	7,501
Terminations, withdrawals and annuity payments	(20,211)	(30,031)	-
Transfers between subaccounts, net	43,934	(13,739)	-
Maintenance charges and mortality adjustments	(155)	(4,083)	-
Increase (decrease) in net assets from contract transactions	23,580	(45,848)	7,501
Total increase (decrease) in net assets	113,014	60,352	8,155
Net assets as of December 31, 2019	$727,055	$798,899	$8,155
Investment income (loss):
Dividend distributions	13,540	14,593	41
Investment Expenses:
Mortality and expense risk and administrative charges	(2,992)	(7,068)	(32)
Net investment income (loss)	10,548	7,525	9
Increase (decrease) in net assets from operations:
Capital gain distributions	17,857	-	864
Realized capital gain (loss) on investments	(695)	6,298	5
Change in unrealized appreciation (depreciation)	6,241	50,015	2,267
Net gain (loss) on investments	23,403	56,313	3,136
Net increase (decrease) in net assets from operations	33,951	63,838	3,145
Contract owner transactions:
Variable annuity deposits	-	9,895	-
Terminations, withdrawals and annuity payments	(15,868)	(125,713)	-
Transfers between subaccounts, net	-	263,917	-
Maintenance charges and mortality adjustments	(326)	(5,310)	(9)
Increase (decrease) in net assets from contract transactions	(16,194)	142,789	(9)
Total increase (decrease) in net assets	17,757	206,627	3,136
Net assets as of December 31, 2020	$744,812	$1,005,526	$11,291

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	AB VPS Growth and Income	AB VPS Small/Mid Cap Value	Alger Capital Appreciation
Net assets as of December 31, 2018	$1,332	$1,485,443	$405,166
Investment income (loss):
Dividend distributions	4,762	5,461	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,547)	(14,503)	(6,031)
Net investment income (loss)	3,215	(9,042)	(6,031)
Increase (decrease) in net assets from operations:
Capital gain distributions	50,052	188,631	60,886
Realized capital gain (loss) on investments	(10,516)	(70,191)	1,307
Change in unrealized appreciation (depreciation)	(6,508)	164,731	71,922
Net gain (loss) on investments	33,028	283,171	134,115
Net increase (decrease) in net assets from operations	36,243	274,129	128,084
Contract owner transactions:
Variable annuity deposits	-	493,587	7,527
Terminations, withdrawals and annuity payments	(79,715)	(256,443)	(9,657)
Transfers between subaccounts, net	459,627	(160,003)	(1,337)
Maintenance charges and mortality adjustments	-	(4,015)	(253)
Increase (decrease) in net assets from contract transactions	379,912	73,126	(3,720)
Total increase (decrease) in net assets	416,155	347,255	124,364
Net assets as of December 31, 2019	$417,487	$1,832,698	$529,530
Investment income (loss):
Dividend distributions	4,007	27,591	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,171)	(29,293)	(6,385)
Net investment income (loss)	2,836	(1,702)	(6,385)
Increase (decrease) in net assets from operations:
Capital gain distributions	16,728	169,966	64,403
Realized capital gain (loss) on investments	(24,150)	(110,312)	102,788
Change in unrealized appreciation (depreciation)	(6,343)	783,180	51,470
Net gain (loss) on investments	(13,765)	842,834	218,661
Net increase (decrease) in net assets from operations	(10,929)	841,132	212,276
Contract owner transactions:
Variable annuity deposits	-	1,919,784	14
Terminations, withdrawals and annuity payments	(148,244)	(78,485)	(5,496)
Transfers between subaccounts, net	-	(629,431)	(272,339)
Maintenance charges and mortality adjustments	-	(3,044)	(402)
Increase (decrease) in net assets from contract transactions	(148,244)	1,208,824	(278,223)
Total increase (decrease) in net assets	(159,173)	2,049,956	(65,947)
Net assets as of December 31, 2020	$258,314	$3,882,654	$463,583

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Alger Large Cap Growth	ALPS/Alerian Energy Infrastructure	American Century Diversified Bond
Net assets as of December 31, 2018	$46,795	$317,643	$363,138
Investment income (loss):
Dividend distributions	-	5,331	7,688
Investment Expenses:
Mortality and expense risk and administrative charges	(324)	(4,596)	(3,274)
Net investment income (loss)	(324)	735	4,414
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(19,335)	(7,037)	2,336
Change in unrealized appreciation (depreciation)	15,086	65,586	19,844
Net gain (loss) on investments	(4,249)	58,549	22,180
Net increase (decrease) in net assets from operations	(4,573)	59,284	26,594
Contract owner transactions:
Variable annuity deposits	-	6,206	16,836
Terminations, withdrawals and annuity payments	(2,467)	(64,599)	(9,893)
Transfers between subaccounts, net	(39,755)	16,251	(112,613)
Maintenance charges and mortality adjustments	-	(213)	(1,723)
Increase (decrease) in net assets from contract transactions	(42,222)	(42,355)	(107,393)
Total increase (decrease) in net assets	(46,795)	16,929	(80,799)
Net assets as of December 31, 2019	$-	$334,572	$282,339
Investment income (loss):
Dividend distributions	-	7,247	4,317
Investment Expenses:
Mortality and expense risk and administrative charges	(785)	(3,020)	(2,895)
Net investment income (loss)	(785)	4,227	1,422
Increase (decrease) in net assets from operations:
Capital gain distributions	7,314	-	8,599
Realized capital gain (loss) on investments	99,734	(11,726)	3,948
Change in unrealized appreciation (depreciation)	3,485	(78,141)	5,613
Net gain (loss) on investments	110,533	(89,867)	18,160
Net increase (decrease) in net assets from operations	109,748	(85,640)	19,582
Contract owner transactions:
Variable annuity deposits	-	6,587	13,169
Terminations, withdrawals and annuity payments	(415)	(15,131)	(32,754)
Transfers between subaccounts, net	(54,256)	13,933	41,540
Maintenance charges and mortality adjustments	(54)	(170)	(1,498)
Increase (decrease) in net assets from contract transactions	(54,725)	5,219	20,457
Total increase (decrease) in net assets	55,023	(80,421)	40,039
Net assets as of December 31, 2020	$55,023	$254,151	$322,378

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century Equity Income	American Century Heritage	American Century International Bond
Net assets as of December 31, 2018	$8,831,607	$2,044,737	$3,809
Investment income (loss):
Dividend distributions	198,039	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(88,865)	(22,133)	(37)
Net investment income (loss)	109,174	(22,133)	(37)
Increase (decrease) in net assets from operations:
Capital gain distributions	501,982	313,750	-
Realized capital gain (loss) on investments	71,957	(18,899)	-
Change in unrealized appreciation (depreciation)	1,257,857	415,227	196
Net gain (loss) on investments	1,831,796	710,078	196
Net increase (decrease) in net assets from operations	1,940,970	687,945	159
Contract owner transactions:
Variable annuity deposits	191,613	53,227	144
Terminations, withdrawals and annuity payments	(1,219,627)	(357,338)	-
Transfers between subaccounts, net	611,365	348,562	-
Maintenance charges and mortality adjustments	(29,158)	(6,167)	(20)
Increase (decrease) in net assets from contract transactions	(445,807)	38,284	124
Total increase (decrease) in net assets	1,495,163	726,229	283
Net assets as of December 31, 2019	$10,326,770	$2,770,966	$4,092
Investment income (loss):
Dividend distributions	205,732	-	130
Investment Expenses:
Mortality and expense risk and administrative charges	(99,900)	(23,558)	(65)
Net investment income (loss)	105,832	(23,558)	65
Increase (decrease) in net assets from operations:
Capital gain distributions	-	407,289	-
Realized capital gain (loss) on investments	(37,146)	(33,153)	3
Change in unrealized appreciation (depreciation)	330,631	530,215	844
Net gain (loss) on investments	293,485	904,351	847
Net increase (decrease) in net assets from operations	399,317	880,793	912
Contract owner transactions:
Variable annuity deposits	265,570	55,157	278
Terminations, withdrawals and annuity payments	(1,042,619)	(267,855)	-
Transfers between subaccounts, net	3,215,788	(428,789)	4,274
Maintenance charges and mortality adjustments	(27,002)	(5,997)	(23)
Increase (decrease) in net assets from contract transactions	2,411,737	(647,484)	4,529
Total increase (decrease) in net assets	2,811,054	233,309	5,441
Net assets as of December 31, 2020	$13,137,824	$3,004,275	$9,533

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Net assets as of December 31, 2018	$5,115,702	$2,344,021	$1,072,855
Investment income (loss):
Dividend distributions	-	-	16,441
Investment Expenses:
Mortality and expense risk and administrative charges	(51,587)	(24,185)	(10,894)
Net investment income (loss)	(51,587)	(24,185)	5,547
Increase (decrease) in net assets from operations:
Capital gain distributions	17,064	149,963	145,596
Realized capital gain (loss) on investments	(1,408)	122,592	5,911
Change in unrealized appreciation (depreciation)	1,355,360	532,624	87,126
Net gain (loss) on investments	1,371,016	805,179	238,633
Net increase (decrease) in net assets from operations	1,319,429	780,994	244,180
Contract owner transactions:
Variable annuity deposits	165,114	37,798	49,584
Terminations, withdrawals and annuity payments	(604,202)	(236,889)	(122,900)
Transfers between subaccounts, net	(92,090)	(106,892)	5,334
Maintenance charges and mortality adjustments	(17,698)	(6,877)	(3,492)
Increase (decrease) in net assets from contract transactions	(548,876)	(312,860)	(71,474)
Total increase (decrease) in net assets	770,553	468,134	172,706
Net assets as of December 31, 2019	$5,886,255	$2,812,155	$1,245,561
Investment income (loss):
Dividend distributions	-	-	5,637
Investment Expenses:
Mortality and expense risk and administrative charges	(54,006)	(26,517)	(10,116)
Net investment income (loss)	(54,006)	(26,517)	(4,479)
Increase (decrease) in net assets from operations:
Capital gain distributions	289,612	208,212	68,563
Realized capital gain (loss) on investments	160,194	177,435	(29,697)
Change in unrealized appreciation (depreciation)	906,608	492,580	126,833
Net gain (loss) on investments	1,356,414	878,227	165,699
Net increase (decrease) in net assets from operations	1,302,408	851,710	161,220
Contract owner transactions:
Variable annuity deposits	155,223	50,585	76,925
Terminations, withdrawals and annuity payments	(817,249)	(193,024)	(155,171)
Transfers between subaccounts, net	269,376	(82,503)	(54,277)
Maintenance charges and mortality adjustments	(16,109)	(6,485)	(3,904)
Increase (decrease) in net assets from contract transactions	(408,759)	(231,427)	(136,427)
Total increase (decrease) in net assets	893,649	620,283	24,793
Net assets as of December 31, 2020	$6,779,904	$3,432,438	$1,270,354

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra®
Net assets as of December 31, 2018	$867,479	$4,721,533	$517,490
Investment income (loss):
Dividend distributions	13,043	66,162	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,060)	(46,481)	(4,920)
Net investment income (loss)	3,983	19,681	(4,920)
Increase (decrease) in net assets from operations:
Capital gain distributions	70,038	568,629	23,004
Realized capital gain (loss) on investments	4,857	(17,691)	29,513
Change in unrealized appreciation (depreciation)	53,701	318,484	106,037
Net gain (loss) on investments	128,596	869,422	158,554
Net increase (decrease) in net assets from operations	132,579	889,103	153,634
Contract owner transactions:
Variable annuity deposits	24,609	178,754	25,617
Terminations, withdrawals and annuity payments	(301,901)	(654,779)	(31,229)
Transfers between subaccounts, net	358,846	(22,908)	(138,011)
Maintenance charges and mortality adjustments	(3,598)	(11,359)	(3,074)
Increase (decrease) in net assets from contract transactions	77,956	(510,292)	(146,697)
Total increase (decrease) in net assets	210,535	378,811	6,937
Net assets as of December 31, 2019	$1,078,014	$5,100,344	$524,427
Investment income (loss):
Dividend distributions	6,459	36,914	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,154)	(43,853)	(5,154)
Net investment income (loss)	(2,695)	(6,939)	(5,154)
Increase (decrease) in net assets from operations:
Capital gain distributions	34,778	215,808	19,325
Realized capital gain (loss) on investments	(8,533)	(54,702)	72,138
Change in unrealized appreciation (depreciation)	84,840	521,063	153,556
Net gain (loss) on investments	111,085	682,169	245,019
Net increase (decrease) in net assets from operations	108,390	675,230	239,865
Contract owner transactions:
Variable annuity deposits	56,196	169,887	20,782
Terminations, withdrawals and annuity payments	(217,732)	(546,782)	(160,995)
Transfers between subaccounts, net	117,405	6,996	52,712
Maintenance charges and mortality adjustments	(2,271)	(11,742)	(2,946)
Increase (decrease) in net assets from contract transactions	(46,402)	(381,641)	(90,447)
Total increase (decrease) in net assets	61,988	293,589	149,418
Net assets as of December 31, 2020	$1,140,002	$5,393,933	$673,845

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century VP Disciplined Core Value (a)	American Century VP Inflation Protection	American Century VP International
Net assets as of December 31, 2018	$557,694	$198,811	$89,944
Investment income (loss):
Dividend distributions	11,466	5,646	728
Investment Expenses:
Mortality and expense risk and administrative charges	(2,963)	(1,399)	(452)
Net investment income (loss)	8,503	4,247	276
Increase (decrease) in net assets from operations:
Capital gain distributions	52,830	-	5,271
Realized capital gain (loss) on investments	(294)	(343)	(89)
Change in unrealized appreciation (depreciation)	67,659	14,257	18,605
Net gain (loss) on investments	120,195	13,914	23,787
Net increase (decrease) in net assets from operations	128,698	18,161	24,063
Contract owner transactions:
Variable annuity deposits	-	27,626	-
Terminations, withdrawals and annuity payments	(8,223)	(14,899)	(6,436)
Transfers between subaccounts, net	(413)	48,942	-
Maintenance charges and mortality adjustments	(1,034)	(11)	-
Increase (decrease) in net assets from contract transactions	(9,670)	61,658	(6,436)
Total increase (decrease) in net assets	119,028	79,819	17,627
Net assets as of December 31, 2019	$676,722	$278,630	$107,571
Investment income (loss):
Dividend distributions	1,728	4,880	407
Investment Expenses:
Mortality and expense risk and administrative charges	(1,150)	(1,693)	(387)
Net investment income (loss)	578	3,187	20
Increase (decrease) in net assets from operations:
Capital gain distributions	10,244	-	1,569
Realized capital gain (loss) on investments	(126,082)	2,239	793
Change in unrealized appreciation (depreciation)	(16,789)	25,636	23,392
Net gain (loss) on investments	(132,627)	27,875	25,754
Net increase (decrease) in net assets from operations	(132,049)	31,062	25,774
Contract owner transactions:
Variable annuity deposits	4,076	-	-
Terminations, withdrawals and annuity payments	(182,304)	(7,746)	(6,675)
Transfers between subaccounts, net	(254,652)	87,007	-
Maintenance charges and mortality adjustments	(216)	(392)	(98)
Increase (decrease) in net assets from contract transactions	(433,096)	78,869	(6,773)
Total increase (decrease) in net assets	(565,145)	109,931	19,001
Net assets as of December 31, 2020	$111,577	$388,561	$126,572

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Century VP Mid Cap Value (d)	American Century VP Ultra®	American Century VP Value
Net assets as of December 31, 2018	$5,653,463	$14,231,107	$34,385,840
Investment income (loss):
Dividend distributions	117,421	-	737,697
Investment Expenses:
Mortality and expense risk and administrative charges	(48,033)	(129,870)	(298,512)
Net investment income (loss)	69,388	(129,870)	439,185
Increase (decrease) in net assets from operations:
Capital gain distributions	660,032	1,578,190	2,184,375
Realized capital gain (loss) on investments	72,353	549,351	1,705,898
Change in unrealized appreciation (depreciation)	701,748	2,258,661	4,140,145
Net gain (loss) on investments	1,434,133	4,386,202	8,030,418
Net increase (decrease) in net assets from operations	1,503,521	4,256,332	8,469,603
Contract owner transactions:
Variable annuity deposits	121,957	672,168	1,042,261
Terminations, withdrawals and annuity payments	(736,995)	(1,918,666)	(4,215,399)
Transfers between subaccounts, net	(204,533)	(661,420)	(1,959,725)
Maintenance charges and mortality adjustments	(25,692)	(67,770)	(164,663)
Increase (decrease) in net assets from contract transactions	(845,263)	(1,975,688)	(5,297,526)
Total increase (decrease) in net assets	658,258	2,280,644	3,172,077
Net assets as of December 31, 2019	$6,311,721	$16,511,751	$37,557,917
Investment income (loss):
Dividend distributions	81,472	-	587,846
Investment Expenses:
Mortality and expense risk and administrative charges	(39,291)	(162,460)	(213,594)
Net investment income (loss)	42,181	(162,460)	374,252
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,652,399	750,342
Realized capital gain (loss) on investments	(37,912)	1,770,910	715,107
Change in unrealized appreciation (depreciation)	(162,825)	5,392,482	(2,563,150)
Net gain (loss) on investments	(200,737)	8,815,791	(1,097,701)
Net increase (decrease) in net assets from operations	(158,556)	8,653,331	(723,449)
Contract owner transactions:
Variable annuity deposits	56,271	704,506	626,229
Terminations, withdrawals and annuity payments	(589,041)	(2,091,645)	(2,353,926)
Transfers between subaccounts, net	(396,112)	(1,048,165)	(5,223,004)
Maintenance charges and mortality adjustments	(21,846)	(77,169)	(112,514)
Increase (decrease) in net assets from contract transactions	(950,728)	(2,512,473)	(7,063,215)
Total increase (decrease) in net assets	(1,109,284)	6,140,858	(7,786,664)
Net assets as of December 31, 2020	$5,202,437	$22,652,609	$29,771,253

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Asset Allocation	American Funds IS® Blue Chip Income and Growth	American Funds IS® Capital World Bond (a)
Net assets as of December 31, 2018	$11,986,057	$444,706	$6,564,601
Investment income (loss):
Dividend distributions	249,318	8,527	109,534
Investment Expenses:
Mortality and expense risk and administrative charges	(102,800)	(5,585)	(58,275)
Net investment income (loss)	146,518	2,942	51,259
Increase (decrease) in net assets from operations:
Capital gain distributions	762,570	40,081	-
Realized capital gain (loss) on investments	(4,284)	(40,460)	18,337
Change in unrealized appreciation (depreciation)	1,642,386	53,330	433,487
Net gain (loss) on investments	2,400,672	52,951	451,824
Net increase (decrease) in net assets from operations	2,547,190	55,893	503,083
Contract owner transactions:
Variable annuity deposits	1,636,502	20,000	458,067
Terminations, withdrawals and annuity payments	(1,762,944)	(10,252)	(491,973)
Transfers between subaccounts, net	1,113,565	(48,490)	756,219
Maintenance charges and mortality adjustments	(24,646)	(112)	(24,858)
Increase (decrease) in net assets from contract transactions	962,477	(38,854)	697,455
Total increase (decrease) in net assets	3,509,667	17,039	1,200,538
Net assets as of December 31, 2019	$15,495,724	$461,745	$7,765,139
Investment income (loss):
Dividend distributions	320,262	5,902	89,719
Investment Expenses:
Mortality and expense risk and administrative charges	(163,186)	(6,574)	(57,692)
Net investment income (loss)	157,076	(672)	32,027
Increase (decrease) in net assets from operations:
Capital gain distributions	97,126	4,383	147,455
Realized capital gain (loss) on investments	52,842	(24,524)	67,334
Change in unrealized appreciation (depreciation)	2,624,286	23,060	387,116
Net gain (loss) on investments	2,774,254	2,919	601,905
Net increase (decrease) in net assets from operations	2,931,330	2,247	633,932
Contract owner transactions:
Variable annuity deposits	3,016,526	-	727,119
Terminations, withdrawals and annuity payments	(1,283,936)	(83,420)	(444,238)
Transfers between subaccounts, net	4,491,704	43,922	436,357
Maintenance charges and mortality adjustments	(39,930)	(176)	(23,113)
Increase (decrease) in net assets from contract transactions	6,184,364	(39,674)	696,125
Total increase (decrease) in net assets	9,115,694	(37,427)	1,330,057
Net assets as of December 31, 2020	$24,611,418	$424,318	$9,095,196

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Global Growth and Income	American Funds IS® Global Small Capitalization
Net assets as of December 31, 2018	$7,045,853	$165,889	$94,748
Investment income (loss):
Dividend distributions	95,972	4,176	11
Investment Expenses:
Mortality and expense risk and administrative charges	(69,324)	(3,183)	(1,536)
Net investment income (loss)	26,648	993	(1,525)
Increase (decrease) in net assets from operations:
Capital gain distributions	503,225	12,529	8,136
Realized capital gain (loss) on investments	21,165	74	2
Change in unrealized appreciation (depreciation)	2,027,879	44,262	25,001
Net gain (loss) on investments	2,552,269	56,865	33,139
Net increase (decrease) in net assets from operations	2,578,917	57,858	31,614
Contract owner transactions:
Variable annuity deposits	1,535,761	3	-
Terminations, withdrawals and annuity payments	(617,772)	(36,899)	(391)
Transfers between subaccounts, net	1,082,854	75,726	45,564
Maintenance charges and mortality adjustments	(29,737)	(33)	-
Increase (decrease) in net assets from contract transactions	1,971,106	38,797	45,173
Total increase (decrease) in net assets	4,550,023	96,655	76,787
Net assets as of December 31, 2019	$11,595,876	$262,544	$171,535
Investment income (loss):
Dividend distributions	17,679	1,586	214
Investment Expenses:
Mortality and expense risk and administrative charges	(90,038)	(3,088)	(2,167)
Net investment income (loss)	(72,359)	(1,502)	(1,953)
Increase (decrease) in net assets from operations:
Capital gain distributions	312,221	6,801	10,351
Realized capital gain (loss) on investments	458,513	2,935	811
Change in unrealized appreciation (depreciation)	2,452,326	(5,167)	34,648
Net gain (loss) on investments	3,223,060	4,569	45,810
Net increase (decrease) in net assets from operations	3,150,701	3,067	43,857
Contract owner transactions:
Variable annuity deposits	897,854	-	-
Terminations, withdrawals and annuity payments	(640,735)	(12,082)	(2,476)
Transfers between subaccounts, net	(755,059)	(136,055)	(7,901)
Maintenance charges and mortality adjustments	(38,202)	(45)	-
Increase (decrease) in net assets from contract transactions	(536,142)	(148,182)	(10,377)
Total increase (decrease) in net assets	2,614,559	(145,115)	33,480
Net assets as of December 31, 2020	$14,210,435	$117,429	$205,015

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® Growth	American Funds IS® Growth-Income	American Funds IS® International
Net assets as of December 31, 2018	$1,027,252	$14,534,324	$5,628,176
Investment income (loss):
Dividend distributions	8,438	283,472	83,084
Investment Expenses:
Mortality and expense risk and administrative charges	(15,107)	(141,976)	(48,295)
Net investment income (loss)	(6,669)	141,496	34,789
Increase (decrease) in net assets from operations:
Capital gain distributions	161,028	1,950,341	171,360
Realized capital gain (loss) on investments	(3,345)	(2,974)	(28,896)
Change in unrealized appreciation (depreciation)	203,493	1,696,169	1,071,176
Net gain (loss) on investments	361,176	3,643,536	1,213,640
Net increase (decrease) in net assets from operations	354,507	3,785,032	1,248,429
Contract owner transactions:
Variable annuity deposits	461	2,227,793	491,350
Terminations, withdrawals and annuity payments	(102,481)	(1,347,679)	(470,708)
Transfers between subaccounts, net	347,395	1,283,251	110,568
Maintenance charges and mortality adjustments	(1,332)	(46,340)	(15,572)
Increase (decrease) in net assets from contract transactions	244,043	2,117,025	115,638
Total increase (decrease) in net assets	598,550	5,902,057	1,364,067
Net assets as of December 31, 2019	$1,625,802	$20,436,381	$6,992,243
Investment income (loss):
Dividend distributions	6,085	267,272	24,844
Investment Expenses:
Mortality and expense risk and administrative charges	(30,495)	(185,852)	(42,873)
Net investment income (loss)	(24,410)	81,420	(18,029)
Increase (decrease) in net assets from operations:
Capital gain distributions	70,825	660,119	-
Realized capital gain (loss) on investments	80,041	24,545	(234,777)
Change in unrealized appreciation (depreciation)	1,120,382	2,330,151	803,817
Net gain (loss) on investments	1,271,248	3,014,815	569,040
Net increase (decrease) in net assets from operations	1,246,838	3,096,235	551,011
Contract owner transactions:
Variable annuity deposits	1,274,909	2,906,315	681,814
Terminations, withdrawals and annuity payments	(236,271)	(1,426,436)	(358,351)
Transfers between subaccounts, net	(616,507)	(134,923)	(1,442,033)
Maintenance charges and mortality adjustments	(2,045)	(61,350)	(11,880)
Increase (decrease) in net assets from contract transactions	420,086	1,283,606	(1,130,450)
Total increase (decrease) in net assets	1,666,924	4,379,841	(579,439)
Net assets as of December 31, 2020	$3,292,726	$24,816,222	$6,412,804

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® International Growth and Income	American Funds IS® Mortgage	American Funds IS® New World
Net assets as of December 31, 2018	$196,680	$12,417	$1,835,277
Investment income (loss):
Dividend distributions	3,880	898	18,488
Investment Expenses:
Mortality and expense risk and administrative charges	(1,518)	(147)	(17,420)
Net investment income (loss)	2,362	751	1,068
Increase (decrease) in net assets from operations:
Capital gain distributions	2,486	-	82,068
Realized capital gain (loss) on investments	126	11	12,367
Change in unrealized appreciation (depreciation)	31,644	333	466,594
Net gain (loss) on investments	34,256	344	561,029
Net increase (decrease) in net assets from operations	36,618	1,095	562,097
Contract owner transactions:
Variable annuity deposits	335	4,977	196,291
Terminations, withdrawals and annuity payments	(74,871)	(693)	(170,875)
Transfers between subaccounts, net	10,664	22,898	410,215
Maintenance charges and mortality adjustments	-	-	(3,979)
Increase (decrease) in net assets from contract transactions	(63,872)	27,182	431,652
Total increase (decrease) in net assets	(27,254)	28,277	993,749
Net assets as of December 31, 2019	$169,426	$40,694	$2,829,026
Investment income (loss):
Dividend distributions	1,383	2,969	973
Investment Expenses:
Mortality and expense risk and administrative charges	(1,257)	(836)	(20,251)
Net investment income (loss)	126	2,133	(19,278)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	501	27,244
Realized capital gain (loss) on investments	(5,846)	107	41,939
Change in unrealized appreciation (depreciation)	7,031	8,394	508,747
Net gain (loss) on investments	1,185	9,002	577,930
Net increase (decrease) in net assets from operations	1,311	11,135	558,652
Contract owner transactions:
Variable annuity deposits	70,885	-	173,470
Terminations, withdrawals and annuity payments	(87,644)	(1,078)	(130,961)
Transfers between subaccounts, net	(32,647)	238,588	(266,008)
Maintenance charges and mortality adjustments	(21)	(697)	(4,837)
Increase (decrease) in net assets from contract transactions	(49,427)	236,813	(228,336)
Total increase (decrease) in net assets	(48,116)	247,948	330,316
Net assets as of December 31, 2020	$121,310	$288,642	$3,159,342

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	American Funds IS® U.S. Government/AAA-Rated Securities	AMG Managers Fairpointe Mid Cap	Ariel®
Net assets as of December 31, 2018	$62,813	$2,104,415	$4,552,893
Investment income (loss):
Dividend distributions	4,626	18,047	29,210
Investment Expenses:
Mortality and expense risk and administrative charges	(2,394)	(19,167)	(46,636)
Net investment income (loss)	2,232	(1,120)	(17,426)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	120,763	256,171
Realized capital gain (loss) on investments	1,449	(39,460)	23,828
Change in unrealized appreciation (depreciation)	(1,654)	218,290	734,689
Net gain (loss) on investments	(205)	299,593	1,014,688
Net increase (decrease) in net assets from operations	2,027	298,473	997,262
Contract owner transactions:
Variable annuity deposits	655,577	89,371	116,319
Terminations, withdrawals and annuity payments	(5,100)	(221,083)	(535,348)
Transfers between subaccounts, net	(459,438)	(225,209)	(1,606,322)
Maintenance charges and mortality adjustments	-	(4,753)	(13,518)
Increase (decrease) in net assets from contract transactions	191,039	(361,674)	(2,038,869)
Total increase (decrease) in net assets	193,066	(63,201)	(1,041,607)
Net assets as of December 31, 2019	$255,879	$2,041,214	$3,511,286
Investment income (loss):
Dividend distributions	54,408	1,168	10,755
Investment Expenses:
Mortality and expense risk and administrative charges	(28,863)	(14,482)	(26,933)
Net investment income (loss)	25,545	(13,314)	(16,178)
Increase (decrease) in net assets from operations:
Capital gain distributions	52,762	88,481	172,152
Realized capital gain (loss) on investments	4,041	(146,949)	(36,235)
Change in unrealized appreciation (depreciation)	6,701	52,514	163,797
Net gain (loss) on investments	63,504	(5,954)	299,714
Net increase (decrease) in net assets from operations	89,049	(19,268)	283,536
Contract owner transactions:
Variable annuity deposits	825,199	60,870	51,082
Terminations, withdrawals and annuity payments	(83,603)	(189,260)	(188,190)
Transfers between subaccounts, net	2,470,836	(226,372)	(68,699)
Maintenance charges and mortality adjustments	(1,810)	(4,266)	(6,737)
Increase (decrease) in net assets from contract transactions	3,210,622	(359,028)	(212,544)
Total increase (decrease) in net assets	3,299,671	(378,296)	70,992
Net assets as of December 31, 2020	$3,555,550	$1,662,918	$3,582,278

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Baron Asset	BlackRock Advantage Large Cap Core V.I.	BlackRock Advantage Small Cap Growth
Net assets as of December 31, 2018	$619,379	$88,028	$84,074
Investment income (loss):
Dividend distributions	-	2,734	396
Investment Expenses:
Mortality and expense risk and administrative charges	(6,449)	(1,494)	(1,073)
Net investment income (loss)	(6,449)	1,240	(677)
Increase (decrease) in net assets from operations:
Capital gain distributions	13,250	13,398	10,630
Realized capital gain (loss) on investments	26,658	(341)	(1,368)
Change in unrealized appreciation (depreciation)	175,672	18,458	22,206
Net gain (loss) on investments	215,580	31,515	31,468
Net increase (decrease) in net assets from operations	209,131	32,755	30,791
Contract owner transactions:
Variable annuity deposits	25,888	-	6,527
Terminations, withdrawals and annuity payments	(96,466)	(789)	(4,459)
Transfers between subaccounts, net	(10,421)	138,450	45,718
Maintenance charges and mortality adjustments	(3,275)	(144)	(605)
Increase (decrease) in net assets from contract transactions	(84,274)	137,517	47,181
Total increase (decrease) in net assets	124,857	170,272	77,972
Net assets as of December 31, 2019	$744,236	$258,300	$162,046
Investment income (loss):
Dividend distributions	-	1,357	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,679)	(1,746)	(1,694)
Net investment income (loss)	(6,679)	(389)	(1,694)
Increase (decrease) in net assets from operations:
Capital gain distributions	26,164	14,547	17,190
Realized capital gain (loss) on investments	23,327	(22,641)	(246)
Change in unrealized appreciation (depreciation)	159,381	20,440	64,512
Net gain (loss) on investments	208,872	12,346	81,456
Net increase (decrease) in net assets from operations	202,193	11,957	79,762
Contract owner transactions:
Variable annuity deposits	36,076	2,733	5,746
Terminations, withdrawals and annuity payments	(59,200)	(27,927)	(24,633)
Transfers between subaccounts, net	(34,918)	(72,866)	23,993
Maintenance charges and mortality adjustments	(2,915)	(144)	(805)
Increase (decrease) in net assets from contract transactions	(60,957)	(98,204)	4,301
Total increase (decrease) in net assets	141,236	(86,247)	84,063
Net assets as of December 31, 2020	$885,472	$172,053	$246,109

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.	BlackRock Equity Dividend
Net assets as of December 31, 2018	$153,452	$353,212	$559,821
Investment income (loss):
Dividend distributions	3,828	-	11,256
Investment Expenses:
Mortality and expense risk and administrative charges	(1,483)	(4,486)	(5,764)
Net investment income (loss)	2,345	(4,486)	5,492
Increase (decrease) in net assets from operations:
Capital gain distributions	15,242	15,943	73,604
Realized capital gain (loss) on investments	(160)	(11,882)	(12,245)
Change in unrealized appreciation (depreciation)	17,057	81,570	77,959
Net gain (loss) on investments	32,139	85,631	139,318
Net increase (decrease) in net assets from operations	34,484	81,145	144,810
Contract owner transactions:
Variable annuity deposits	-	-	41,699
Terminations, withdrawals and annuity payments	-	(362,136)	(37,518)
Transfers between subaccounts, net	-	(6)	(73,078)
Maintenance charges and mortality adjustments	(53)	-	(3,099)
Increase (decrease) in net assets from contract transactions	(53)	(362,142)	(71,996)
Total increase (decrease) in net assets	34,431	(280,997)	72,814
Net assets as of December 31, 2019	$187,883	$72,215	$632,635
Investment income (loss):
Dividend distributions	2,681	-	11,689
Investment Expenses:
Mortality and expense risk and administrative charges	(954)	(654)	(5,785)
Net investment income (loss)	1,727	(654)	5,904
Increase (decrease) in net assets from operations:
Capital gain distributions	3,364	24,040	32,677
Realized capital gain (loss) on investments	(32,772)	16,826	(19,946)
Change in unrealized appreciation (depreciation)	16,413	25,691	22,148
Net gain (loss) on investments	(12,995)	66,557	34,879
Net increase (decrease) in net assets from operations	(11,268)	65,903	40,783
Contract owner transactions:
Variable annuity deposits	-	119,861	31,331
Terminations, withdrawals and annuity payments	-	(3,040)	(79,652)
Transfers between subaccounts, net	(24,757)	3,286	146,491
Maintenance charges and mortality adjustments	(57)	(170)	(3,568)
Increase (decrease) in net assets from contract transactions	(24,814)	119,937	94,602
Total increase (decrease) in net assets	(36,082)	185,840	135,385
Net assets as of December 31, 2020	$151,801	$258,055	$768,020

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock Equity Dividend V.I.	BlackRock Global Allocation	BlackRock Global Allocation V.I.
Net assets as of December 31, 2018	$4,681,420	$314,838	$1,899,963
Investment income (loss):
Dividend distributions	107,084	3,742	27,637
Investment Expenses:
Mortality and expense risk and administrative charges	(43,589)	(3,006)	(16,315)
Net investment income (loss)	63,495	736	11,322
Increase (decrease) in net assets from operations:
Capital gain distributions	435,466	13,977	87,069
Realized capital gain (loss) on investments	19,613	(1,052)	(14,488)
Change in unrealized appreciation (depreciation)	803,029	35,628	232,168
Net gain (loss) on investments	1,258,108	48,553	304,749
Net increase (decrease) in net assets from operations	1,321,603	49,289	316,071
Contract owner transactions:
Variable annuity deposits	970,187	2,568	255,215
Terminations, withdrawals and annuity payments	(895,887)	(30,945)	(295,417)
Transfers between subaccounts, net	803,830	(3,431)	81,520
Maintenance charges and mortality adjustments	(18,202)	(742)	(5,830)
Increase (decrease) in net assets from contract transactions	859,928	(32,550)	35,488
Total increase (decrease) in net assets	2,181,531	16,739	351,559
Net assets as of December 31, 2019	$6,862,951	$331,577	$2,251,522
Investment income (loss):
Dividend distributions	128,104	365	37,453
Investment Expenses:
Mortality and expense risk and administrative charges	(48,399)	(1,213)	(20,458)
Net investment income (loss)	79,705	(848)	16,995
Increase (decrease) in net assets from operations:
Capital gain distributions	246,410	6,062	177,826
Realized capital gain (loss) on investments	(203,806)	(20,499)	4,349
Change in unrealized appreciation (depreciation)	128,177	12,998	309,859
Net gain (loss) on investments	170,781	(1,439)	492,034
Net increase (decrease) in net assets from operations	250,486	(2,287)	509,029
Contract owner transactions:
Variable annuity deposits	429,667	1,986	294,275
Terminations, withdrawals and annuity payments	(434,870)	(199,091)	(157,312)
Transfers between subaccounts, net	284,865	(45,130)	383,650
Maintenance charges and mortality adjustments	(16,698)	(1,664)	(6,499)
Increase (decrease) in net assets from contract transactions	262,964	(243,899)	514,114
Total increase (decrease) in net assets	513,450	(246,186)	1,023,143
Net assets as of December 31, 2020	$7,376,401	$85,391	$3,274,665

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BlackRock High Yield V.I.	BlackRock International Dividend	BlackRock Large Cap Focus Growth V.I.
Net assets as of December 31, 2018	$3,459,759	$193,976	$54,285
Investment income (loss):
Dividend distributions	455,906	6,695	-
Investment Expenses:
Mortality and expense risk and administrative charges	(73,232)	(2,500)	(650)
Net investment income (loss)	382,674	4,195	(650)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	924	15,592
Realized capital gain (loss) on investments	146,778	(2,938)	(401)
Change in unrealized appreciation (depreciation)	428,562	49,776	4,471
Net gain (loss) on investments	575,340	47,762	19,662
Net increase (decrease) in net assets from operations	958,014	51,957	19,012
Contract owner transactions:
Variable annuity deposits	192,248	11,762	-
Terminations, withdrawals and annuity payments	(601,518)	(4,517)	(184)
Transfers between subaccounts, net	5,337,961	121,806	82,845
Maintenance charges and mortality adjustments	(26,460)	(1,085)	(157)
Increase (decrease) in net assets from contract transactions	4,902,231	127,966	82,504
Total increase (decrease) in net assets	5,860,245	179,923	101,516
Net assets as of December 31, 2019	$9,320,004	$373,899	$155,801
Investment income (loss):
Dividend distributions	488,598	1,997	-
Investment Expenses:
Mortality and expense risk and administrative charges	(97,182)	(1,333)	(1,453)
Net investment income (loss)	391,416	664	(1,453)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	10,093
Realized capital gain (loss) on investments	559,600	(25,751)	9,965
Change in unrealized appreciation (depreciation)	173,244	6,606	46,573
Net gain (loss) on investments	732,844	(19,145)	66,631
Net increase (decrease) in net assets from operations	1,124,260	(18,481)	65,178
Contract owner transactions:
Variable annuity deposits	185,163	8,465	-
Terminations, withdrawals and annuity payments	(868,653)	(19,644)	(18,731)
Transfers between subaccounts, net	(3,568,647)	(254,085)	(21,924)
Maintenance charges and mortality adjustments	(20,803)	(672)	(330)
Increase (decrease) in net assets from contract transactions	(4,272,940)	(265,936)	(40,985)
Total increase (decrease) in net assets	(3,148,680)	(284,417)	24,193
Net assets as of December 31, 2020	$6,171,324	$89,482	$179,994

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon Appreciation	BNY Mellon Dynamic Value	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2018	$4,208,028	$3,653,972	$4,584,461
Investment income (loss):
Dividend distributions	51,424	54,136	20,868
Investment Expenses:
Mortality and expense risk and administrative charges	(47,055)	(33,766)	(34,035)
Net investment income (loss)	4,369	20,370	(13,167)
Increase (decrease) in net assets from operations:
Capital gain distributions	523,331	63,738	378,420
Realized capital gain (loss) on investments	(137,457)	(2,036)	(230,222)
Change in unrealized appreciation (depreciation)	1,047,149	760,613	607,102
Net gain (loss) on investments	1,433,023	822,315	755,300
Net increase (decrease) in net assets from operations	1,437,392	842,685	742,133
Contract owner transactions:
Variable annuity deposits	144,080	73,261	132,793
Terminations, withdrawals and annuity payments	(472,263)	(530,275)	(649,423)
Transfers between subaccounts, net	692,590	(365,040)	(1,062,056)
Maintenance charges and mortality adjustments	(12,956)	(10,891)	(12,610)
Increase (decrease) in net assets from contract transactions	351,451	(832,945)	(1,591,296)
Total increase (decrease) in net assets	1,788,843	9,740	(849,163)
Net assets as of December 31, 2019	$5,996,871	$3,663,712	$3,735,298
Investment income (loss):
Dividend distributions	43,736	19,118	22,264
Investment Expenses:
Mortality and expense risk and administrative charges	(60,879)	(27,404)	(26,344)
Net investment income (loss)	(17,143)	(8,286)	(4,080)
Increase (decrease) in net assets from operations:
Capital gain distributions	338,257	67,628	-
Realized capital gain (loss) on investments	5,560	(16,299)	(350,109)
Change in unrealized appreciation (depreciation)	1,235,308	655	395,714
Net gain (loss) on investments	1,579,125	51,984	45,605
Net increase (decrease) in net assets from operations	1,561,982	43,698	41,525
Contract owner transactions:
Variable annuity deposits	141,785	43,577	61,768
Terminations, withdrawals and annuity payments	(569,034)	(299,128)	(440,192)
Transfers between subaccounts, net	635,587	(89,947)	415,949
Maintenance charges and mortality adjustments	(16,049)	(7,744)	(8,455)
Increase (decrease) in net assets from contract transactions	192,289	(353,242)	29,070
Total increase (decrease) in net assets	1,754,271	(309,544)	70,595
Net assets as of December 31, 2020	$7,751,142	$3,354,168	$3,805,893

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon Opportunistic Midcap Value
Net assets as of December 31, 2018	$5,144,534	$10,490,679	$2,305,665
Investment income (loss):
Dividend distributions	48,696	-	6,498
Investment Expenses:
Mortality and expense risk and administrative charges	(44,059)	(111,554)	(22,583)
Net investment income (loss)	4,637	(111,554)	(16,085)
Increase (decrease) in net assets from operations:
Capital gain distributions	464,674	1,442,281	-
Realized capital gain (loss) on investments	(14,276)	189,160	(116,369)
Change in unrealized appreciation (depreciation)	675,753	853,784	710,159
Net gain (loss) on investments	1,126,151	2,485,225	593,790
Net increase (decrease) in net assets from operations	1,130,788	2,373,671	577,705
Contract owner transactions:
Variable annuity deposits	1,139,775	792,627	34,444
Terminations, withdrawals and annuity payments	(525,985)	(2,116,878)	(252,776)
Transfers between subaccounts, net	102,077	1,574,806	(116,011)
Maintenance charges and mortality adjustments	(17,946)	(53,369)	(6,140)
Increase (decrease) in net assets from contract transactions	697,921	197,186	(340,483)
Total increase (decrease) in net assets	1,828,709	2,570,857	237,222
Net assets as of December 31, 2019	$6,973,243	$13,061,536	$2,542,887
Investment income (loss):
Dividend distributions	65,311	9,433	2,714
Investment Expenses:
Mortality and expense risk and administrative charges	(42,257)	(132,457)	(20,430)
Net investment income (loss)	23,054	(123,024)	(17,716)
Increase (decrease) in net assets from operations:
Capital gain distributions	371,891	1,509,643	-
Realized capital gain (loss) on investments	(269,146)	2,267,477	(81,151)
Change in unrealized appreciation (depreciation)	381,483	5,338,325	477,920
Net gain (loss) on investments	484,228	9,115,445	396,769
Net increase (decrease) in net assets from operations	507,282	8,992,421	379,053
Contract owner transactions:
Variable annuity deposits	298,276	756,906	26,937
Terminations, withdrawals and annuity payments	(375,593)	(1,465,355)	(157,494)
Transfers between subaccounts, net	(781,914)	(2,586,763)	(167,335)
Maintenance charges and mortality adjustments	(12,641)	(58,485)	(5,206)
Increase (decrease) in net assets from contract transactions	(871,872)	(3,353,697)	(303,098)
Total increase (decrease) in net assets	(364,590)	5,638,724	75,955
Net assets as of December 31, 2020	$6,608,653	$18,700,260	$2,618,842

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	BNY Mellon Stock Index	BNY Mellon VIF Appreciation	Calamos® Growth
Net assets as of December 31, 2018	$219,825	$392,979	$8,038,291
Investment income (loss):
Dividend distributions	3,450	6,082	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,508)	(4,912)	(82,043)
Net investment income (loss)	1,942	1,170	(82,043)
Increase (decrease) in net assets from operations:
Capital gain distributions	12,793	54,765	815,223
Realized capital gain (loss) on investments	10,243	3,798	(274,736)
Change in unrealized appreciation (depreciation)	37,158	128,982	1,849,227
Net gain (loss) on investments	60,194	187,545	2,389,714
Net increase (decrease) in net assets from operations	62,136	188,715	2,307,671
Contract owner transactions:
Variable annuity deposits	245	47,520	134,053
Terminations, withdrawals and annuity payments	(15,120)	(31,094)	(1,007,514)
Transfers between subaccounts, net	(35,635)	432,369	(275,438)
Maintenance charges and mortality adjustments	(36)	(2,202)	(20,904)
Increase (decrease) in net assets from contract transactions	(50,546)	446,593	(1,169,803)
Total increase (decrease) in net assets	11,590	635,308	1,137,868
Net assets as of December 31, 2019	$231,415	$1,028,287	$9,176,159
Investment income (loss):
Dividend distributions	1,187	18,716	-
Investment Expenses:
Mortality and expense risk and administrative charges	(518)	(25,775)	(82,284)
Net investment income (loss)	669	(7,059)	(82,284)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,697	88,703	1,051,995
Realized capital gain (loss) on investments	19,567	186,043	(171,402)
Change in unrealized appreciation (depreciation)	(40,006)	819,916	1,789,355
Net gain (loss) on investments	(15,742)	1,094,662	2,669,948
Net increase (decrease) in net assets from operations	(15,073)	1,087,603	2,587,664
Contract owner transactions:
Variable annuity deposits	120,310	67,011	125,150
Terminations, withdrawals and annuity payments	(5,680)	(112,685)	(1,080,332)
Transfers between subaccounts, net	(167,968)	3,272,125	(437,273)
Maintenance charges and mortality adjustments	(45)	(13,461)	(23,021)
Increase (decrease) in net assets from contract transactions	(53,383)	3,212,990	(1,415,476)
Total increase (decrease) in net assets	(68,456)	4,300,593	1,172,188
Net assets as of December 31, 2020	$162,959	$5,328,880	$10,348,347

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Calamos® Growth and Income	Calamos® High Income Opportunities	ClearBridge Small Cap Growth
Net assets as of December 31, 2018	$7,090,713	$417,532	$13,765
Investment income (loss):
Dividend distributions	99,698	26,103	-
Investment Expenses:
Mortality and expense risk and administrative charges	(70,328)	(4,058)	(145)
Net investment income (loss)	29,370	22,045	(145)
Increase (decrease) in net assets from operations:
Capital gain distributions	181,644	-	1,209
Realized capital gain (loss) on investments	58,930	(6,180)	40
Change in unrealized appreciation (depreciation)	1,419,338	38,702	2,213
Net gain (loss) on investments	1,659,912	32,522	3,462
Net increase (decrease) in net assets from operations	1,689,282	54,567	3,317
Contract owner transactions:
Variable annuity deposits	113,873	27,521	-
Terminations, withdrawals and annuity payments	(713,703)	(44,151)	-
Transfers between subaccounts, net	(179,399)	(2,204)	-
Maintenance charges and mortality adjustments	(22,389)	(2,355)	(2)
Increase (decrease) in net assets from contract transactions	(801,618)	(21,189)	(2)
Total increase (decrease) in net assets	887,664	33,378	3,315
Net assets as of December 31, 2019	$7,978,377	$450,910	$17,080
Investment income (loss):
Dividend distributions	91,079	23,242	-
Investment Expenses:
Mortality and expense risk and administrative charges	(70,198)	(3,835)	(166)
Net investment income (loss)	20,881	19,407	(166)
Increase (decrease) in net assets from operations:
Capital gain distributions	184,366	-	1,592
Realized capital gain (loss) on investments	142,599	(8,525)	52
Change in unrealized appreciation (depreciation)	1,182,121	2,638	5,724
Net gain (loss) on investments	1,509,086	(5,887)	7,368
Net increase (decrease) in net assets from operations	1,529,967	13,520	7,202
Contract owner transactions:
Variable annuity deposits	105,754	21,519	-
Terminations, withdrawals and annuity payments	(750,186)	(36,110)	-
Transfers between subaccounts, net	(169,679)	327	-
Maintenance charges and mortality adjustments	(19,423)	(1,955)	(4)
Increase (decrease) in net assets from contract transactions	(833,534)	(16,219)	(4)
Total increase (decrease) in net assets	696,433	(2,699)	7,198
Net assets as of December 31, 2020	$8,674,810	$448,211	$24,278

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Dimensional VA Equity Allocation
Net assets as of December 31, 2018	$12,770,816	$7,105,038	$-
Investment income (loss):
Dividend distributions	100,130	-	6,198
Investment Expenses:
Mortality and expense risk and administrative charges	(101,777)	(71,934)	(248)
Net investment income (loss)	(1,647)	(71,934)	5,950
Increase (decrease) in net assets from operations:
Capital gain distributions	248,843	700,657	2,453
Realized capital gain (loss) on investments	(60,275)	251,408	3
Change in unrealized appreciation (depreciation)	2,630,689	863,187	6,735
Net gain (loss) on investments	2,819,257	1,815,252	9,191
Net increase (decrease) in net assets from operations	2,817,610	1,743,318	15,141
Contract owner transactions:
Variable annuity deposits	318,324	436,434	347,340
Terminations, withdrawals and annuity payments	(1,057,600)	(971,455)	-
Transfers between subaccounts, net	(569,518)	(1,053,421)	-
Maintenance charges and mortality adjustments	(66,334)	(36,559)	-
Increase (decrease) in net assets from contract transactions	(1,375,128)	(1,625,001)	347,340
Total increase (decrease) in net assets	1,442,482	118,317	362,481
Net assets as of December 31, 2019	$14,213,298	$7,223,355	$362,481
Investment income (loss):
Dividend distributions	56,484	-	3,956
Investment Expenses:
Mortality and expense risk and administrative charges	(82,353)	(79,750)	(1,275)
Net investment income (loss)	(25,869)	(79,750)	2,681
Increase (decrease) in net assets from operations:
Capital gain distributions	923,834	716,599	600
Realized capital gain (loss) on investments	242,710	538,144	27,454
Change in unrealized appreciation (depreciation)	59,652	2,217,555	23,423
Net gain (loss) on investments	1,226,196	3,472,298	51,477
Net increase (decrease) in net assets from operations	1,200,327	3,392,548	54,158
Contract owner transactions:
Variable annuity deposits	108,472	166,779	-
Terminations, withdrawals and annuity payments	(1,496,045)	(709,299)	(1,045)
Transfers between subaccounts, net	(3,340,119)	508,950	(155,759)
Maintenance charges and mortality adjustments	(50,481)	(36,803)	(157)
Increase (decrease) in net assets from contract transactions	(4,778,173)	(70,373)	(156,961)
Total increase (decrease) in net assets	(3,577,846)	3,322,175	(102,803)
Net assets as of December 31, 2020	$10,635,452	$10,545,530	$259,678

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Dimensional VA Global Bond Portfolio	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio
Net assets as of December 31, 2018	$281,189	$648,611	$943,289
Investment income (loss):
Dividend distributions	20,408	20,084	32,905
Investment Expenses:
Mortality and expense risk and administrative charges	(1,771)	(7,475)	(5,875)
Net investment income (loss)	18,637	12,609	27,030
Increase (decrease) in net assets from operations:
Capital gain distributions	-	8,915	-
Realized capital gain (loss) on investments	(9,875)	(28,124)	(23,230)
Change in unrealized appreciation (depreciation)	2,322	153,471	132,478
Net gain (loss) on investments	(7,553)	134,262	109,248
Net increase (decrease) in net assets from operations	11,084	146,871	136,278
Contract owner transactions:
Variable annuity deposits	543,431	205	55
Terminations, withdrawals and annuity payments	(45,307)	(29,119)	(32,494)
Transfers between subaccounts, net	16,873	30,025	(70,134)
Maintenance charges and mortality adjustments	(90)	(593)	(154)
Increase (decrease) in net assets from contract transactions	514,907	518	(102,727)
Total increase (decrease) in net assets	525,991	147,389	33,551
Net assets as of December 31, 2019	$807,180	$796,000	$976,840
Investment income (loss):
Dividend distributions	78	12,532	11,070
Investment Expenses:
Mortality and expense risk and administrative charges	(3,222)	(6,094)	(3,244)
Net investment income (loss)	(3,144)	6,438	7,826
Increase (decrease) in net assets from operations:
Capital gain distributions	-	11,039	-
Realized capital gain (loss) on investments	1,333	4,884	(39,659)
Change in unrealized appreciation (depreciation)	10,196	38,478	(33,281)
Net gain (loss) on investments	11,529	54,401	(72,940)
Net increase (decrease) in net assets from operations	8,385	60,839	(65,114)
Contract owner transactions:
Variable annuity deposits	78,014	66,911	79,722
Terminations, withdrawals and annuity payments	(23,243)	(36,903)	(134,122)
Transfers between subaccounts, net	(521,305)	(220,282)	(320,860)
Maintenance charges and mortality adjustments	(358)	(783)	(420)
Increase (decrease) in net assets from contract transactions	(466,892)	(191,057)	(375,680)
Total increase (decrease) in net assets	(458,507)	(130,218)	(440,794)
Net assets as of December 31, 2020	$348,673	$665,782	$536,046

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
Net assets as of December 31, 2018	$1,772,046	$2,634,959	$999,392
Investment income (loss):
Dividend distributions	16,503	60,709	16,411
Investment Expenses:
Mortality and expense risk and administrative charges	(4,303)	(19,626)	(11,043)
Net investment income (loss)	12,200	41,083	5,368
Increase (decrease) in net assets from operations:
Capital gain distributions	-	30,809	28,836
Realized capital gain (loss) on investments	3,012	(26,210)	(58,539)
Change in unrealized appreciation (depreciation)	(120)	577,682	235,630
Net gain (loss) on investments	2,892	582,281	205,927
Net increase (decrease) in net assets from operations	15,092	623,364	211,295
Contract owner transactions:
Variable annuity deposits	23	68,054	65,257
Terminations, withdrawals and annuity payments	(49,108)	(460,922)	(35,859)
Transfers between subaccounts, net	(1,006,345)	198,089	(53,023)
Maintenance charges and mortality adjustments	(1,579)	(1,173)	(1,006)
Increase (decrease) in net assets from contract transactions	(1,057,009)	(195,952)	(24,631)
Total increase (decrease) in net assets	(1,041,917)	427,412	186,664
Net assets as of December 31, 2019	$730,129	$3,062,371	$1,186,056
Investment income (loss):
Dividend distributions	2,181	50,249	19,378
Investment Expenses:
Mortality and expense risk and administrative charges	(7,020)	(14,779)	(8,653)
Net investment income (loss)	(4,839)	35,470	10,725
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	1,088	(4,815)	(43,551)
Change in unrealized appreciation (depreciation)	450	(132,162)	71,935
Net gain (loss) on investments	1,538	(136,977)	28,384
Net increase (decrease) in net assets from operations	(3,301)	(101,507)	39,109
Contract owner transactions:
Variable annuity deposits	104,278	52,870	22,440
Terminations, withdrawals and annuity payments	(510)	(87,332)	(14,154)
Transfers between subaccounts, net	(463,366)	(390,572)	84,958
Maintenance charges and mortality adjustments	(526)	(1,794)	(998)
Increase (decrease) in net assets from contract transactions	(360,124)	(426,828)	92,246
Total increase (decrease) in net assets	(363,425)	(528,335)	131,355
Net assets as of December 31, 2020	$366,704	$2,534,036	$1,317,411

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	DWS Capital Growth VIP	DWS Core Equity VIP	DWS CROCI® U.S. VIP
Net assets as of December 31, 2018	$29,143	$163,816	$-
Investment income (loss):
Dividend distributions	56	1,432	-
Investment Expenses:
Mortality and expense risk and administrative charges	(285)	(1,487)	(6)
Net investment income (loss)	(229)	(55)	(6)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,838	20,537	-
Realized capital gain (loss) on investments	31	(13,505)	7
Change in unrealized appreciation (depreciation)	8,392	32,386	496
Net gain (loss) on investments	12,261	39,418	503
Net increase (decrease) in net assets from operations	12,032	39,363	497
Contract owner transactions:
Variable annuity deposits	-	4,481	15,494
Terminations, withdrawals and annuity payments	(482)	(12,484)	(250)
Transfers between subaccounts, net	26,728	(72,038)	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	26,246	(80,041)	15,244
Total increase (decrease) in net assets	38,278	(40,678)	15,741
Net assets as of December 31, 2019	$67,421	$123,138	$15,741
Investment income (loss):
Dividend distributions	117	1,298	247
Investment Expenses:
Mortality and expense risk and administrative charges	(230)	(1,163)	(43)
Net investment income (loss)	(113)	135	204
Increase (decrease) in net assets from operations:
Capital gain distributions	2,937	5,531	633
Realized capital gain (loss) on investments	1,111	(9,344)	(594)
Change in unrealized appreciation (depreciation)	10,268	10,038	(2,445)
Net gain (loss) on investments	14,316	6,225	(2,406)
Net increase (decrease) in net assets from operations	14,203	6,360	(2,202)
Contract owner transactions:
Variable annuity deposits	152	-	3
Terminations, withdrawals and annuity payments	(446)	-	(2,381)
Transfers between subaccounts, net	(27,467)	(42,526)	-
Maintenance charges and mortality adjustments	(42)	-	(9)
Increase (decrease) in net assets from contract transactions	(27,803)	(42,526)	(2,387)
Total increase (decrease) in net assets	(13,600)	(36,166)	(4,589)
Net assets as of December 31, 2020	$53,821	$86,972	$11,152

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	DWS Global Small Cap VIP	DWS High Income VIP	DWS International Growth VIP
Net assets as of December 31, 2018	$32,405	$5,748	$105,950
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(319)	(9)	(8)
Net investment income (loss)	(319)	(9)	(8)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,018	-	-
Realized capital gain (loss) on investments	(135)	(544)	(13,825)
Change in unrealized appreciation (depreciation)	4,919	742	13,555
Net gain (loss) on investments	6,802	198	(270)
Net increase (decrease) in net assets from operations	6,483	189	(278)
Contract owner transactions:
Variable annuity deposits	-	10,500	15,494
Terminations, withdrawals and annuity payments	(37)	-	(251)
Transfers between subaccounts, net	-	(5,757)	(105,007)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(37)	4,743	(89,764)
Total increase (decrease) in net assets	6,446	4,932	(90,042)
Net assets as of December 31, 2019	$38,851	$10,680	$15,908
Investment income (loss):
Dividend distributions	208	547	179
Investment Expenses:
Mortality and expense risk and administrative charges	(300)	(38)	(53)
Net investment income (loss)	(92)	509	126
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(140)	(2)	29
Change in unrealized appreciation (depreciation)	6,422	67	2,589
Net gain (loss) on investments	6,282	65	2,618
Net increase (decrease) in net assets from operations	6,190	574	2,744
Contract owner transactions:
Variable annuity deposits	-	-	1
Terminations, withdrawals and annuity payments	(47)	-	(2,902)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(1)	(9)	(12)
Increase (decrease) in net assets from contract transactions	(48)	(9)	(2,913)
Total increase (decrease) in net assets	6,142	565	(169)
Net assets as of December 31, 2020	$44,993	$11,245	$15,739

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	DWS Small Mid Cap Value VIP	Eaton Vance VT Floating-Rate Income	Federated Hermes Corporate Bond (a)
Net assets as of December 31, 2018	$9,383	$2,923,380	$7,642,608
Investment income (loss):
Dividend distributions	38	160,906	293,401
Investment Expenses:
Mortality and expense risk and administrative charges	(153)	(48,078)	(71,431)
Net investment income (loss)	(115)	112,828	221,970
Increase (decrease) in net assets from operations:
Capital gain distributions	756	-	-
Realized capital gain (loss) on investments	(43)	(21,259)	73,932
Change in unrealized appreciation (depreciation)	1,208	97,620	653,887
Net gain (loss) on investments	1,921	76,361	727,819
Net increase (decrease) in net assets from operations	1,806	189,189	949,789
Contract owner transactions:
Variable annuity deposits	-	61,851	290,454
Terminations, withdrawals and annuity payments	-	(166,320)	(957,031)
Transfers between subaccounts, net	-	1,157,844	(1,096,323)
Maintenance charges and mortality adjustments	-	(485)	(21,036)
Increase (decrease) in net assets from contract transactions	-	1,052,890	(1,783,936)
Total increase (decrease) in net assets	1,806	1,242,079	(834,147)
Net assets as of December 31, 2019	$11,189	$4,165,459	$6,808,461
Investment income (loss):
Dividend distributions	103	65,467	271,335
Investment Expenses:
Mortality and expense risk and administrative charges	(134)	(24,330)	(74,847)
Net investment income (loss)	(31)	41,137	196,488
Increase (decrease) in net assets from operations:
Capital gain distributions	759	-	-
Realized capital gain (loss) on investments	(71)	(376,650)	118,130
Change in unrealized appreciation (depreciation)	(941)	56,080	311,123
Net gain (loss) on investments	(253)	(320,570)	429,253
Net increase (decrease) in net assets from operations	(284)	(279,433)	625,741
Contract owner transactions:
Variable annuity deposits	-	7	289,825
Terminations, withdrawals and annuity payments	-	(62,812)	(852,475)
Transfers between subaccounts, net	-	(1,883,831)	1,287,690
Maintenance charges and mortality adjustments	-	(188)	(18,478)
Increase (decrease) in net assets from contract transactions	-	(1,946,824)	706,562
Total increase (decrease) in net assets	(284)	(2,226,257)	1,332,303
Net assets as of December 31, 2020	$10,905	$1,939,202	$8,140,764

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Federated Hermes Fund for U.S. Government Securities II (a)	Federated Hermes High Income Bond II (a)	FFI Strategies (a)
Net assets as of December 31, 2018	$4,979,476	$5,609,325	$15,964
Investment income (loss):
Dividend distributions	122,038	356,331	47
Investment Expenses:
Mortality and expense risk and administrative charges	(62,617)	(96,453)	(247)
Net investment income (loss)	59,421	259,878	(200)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(4,197)	(83,880)	(35)
Change in unrealized appreciation (depreciation)	155,385	662,435	1,965
Net gain (loss) on investments	151,188	578,555	1,930
Net increase (decrease) in net assets from operations	210,609	838,433	1,730
Contract owner transactions:
Variable annuity deposits	5,824	204,802	-
Terminations, withdrawals and annuity payments	(850,997)	(952,174)	-
Transfers between subaccounts, net	(374,079)	8,110,958	-
Maintenance charges and mortality adjustments	(25,656)	(33,733)	-
Increase (decrease) in net assets from contract transactions	(1,244,908)	7,329,853	-
Total increase (decrease) in net assets	(1,034,299)	8,168,286	1,730
Net assets as of December 31, 2019	$3,945,177	$13,777,611	$17,694
Investment income (loss):
Dividend distributions	132,062	315,293	374
Investment Expenses:
Mortality and expense risk and administrative charges	(72,115)	(88,552)	(202)
Net investment income (loss)	59,947	226,741	172
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	101
Realized capital gain (loss) on investments	58,100	52,851	(79)
Change in unrealized appreciation (depreciation)	36,386	24,299	(868)
Net gain (loss) on investments	94,486	77,150	(846)
Net increase (decrease) in net assets from operations	154,433	303,891	(674)
Contract owner transactions:
Variable annuity deposits	150,705	25,073	-
Terminations, withdrawals and annuity payments	(688,796)	(938,352)	-
Transfers between subaccounts, net	2,287,706	(7,053,440)	-
Maintenance charges and mortality adjustments	(22,368)	(35,658)	-
Increase (decrease) in net assets from contract transactions	1,727,247	(8,002,377)	-
Total increase (decrease) in net assets	1,881,680	(7,698,486)	(674)
Net assets as of December 31, 2020	$5,826,857	$6,079,125	$17,020

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® Advisor Dividend Growth	Fidelity® Advisor International Capital Appreciation (d)	Fidelity® Advisor Leveraged Company Stock
Net assets as of December 31, 2018	$2,061,934	$366,400	$26,123
Investment income (loss):
Dividend distributions	29,650	737	-
Investment Expenses:
Mortality and expense risk and administrative charges	(20,628)	(3,360)	(436)
Net investment income (loss)	9,022	(2,623)	(436)
Increase (decrease) in net assets from operations:
Capital gain distributions	77,147	-	2,752
Realized capital gain (loss) on investments	(880)	25,001	(703)
Change in unrealized appreciation (depreciation)	451,406	77,322	7,686
Net gain (loss) on investments	527,673	102,323	9,735
Net increase (decrease) in net assets from operations	536,695	99,700	9,299
Contract owner transactions:
Variable annuity deposits	36,461	2,245	5,419
Terminations, withdrawals and annuity payments	(118,873)	(52,804)	(2,471)
Transfers between subaccounts, net	(13,702)	(36,298)	17,693
Maintenance charges and mortality adjustments	(5,107)	(938)	(224)
Increase (decrease) in net assets from contract transactions	(101,221)	(87,795)	20,417
Total increase (decrease) in net assets	435,474	11,905	29,716
Net assets as of December 31, 2019	$2,497,408	$378,305	$55,839
Investment income (loss):
Dividend distributions	26,821	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(19,067)	(3,355)	(497)
Net investment income (loss)	7,754	(3,355)	(497)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,076
Realized capital gain (loss) on investments	(9,204)	16,266	(683)
Change in unrealized appreciation (depreciation)	(2,175)	58,682	14,364
Net gain (loss) on investments	(11,379)	74,948	15,757
Net increase (decrease) in net assets from operations	(3,625)	71,593	15,260
Contract owner transactions:
Variable annuity deposits	25,213	1,697	5,881
Terminations, withdrawals and annuity payments	(203,279)	(15,133)	(895)
Transfers between subaccounts, net	(84,014)	(22,683)	(7,711)
Maintenance charges and mortality adjustments	(5,696)	(943)	(211)
Increase (decrease) in net assets from contract transactions	(267,776)	(37,062)	(2,936)
Total increase (decrease) in net assets	(271,401)	34,531	12,324
Net assets as of December 31, 2020	$2,226,007	$412,836	$68,163

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® Advisor New Insights	Fidelity® Advisor Real Estate	Fidelity® Advisor Stock Selector Mid Cap
Net assets as of December 31, 2018	$2,265,034	$1,809,464	$688,952
Investment income (loss):
Dividend distributions	-	31,001	8,615
Investment Expenses:
Mortality and expense risk and administrative charges	(20,028)	(18,457)	(8,207)
Net investment income (loss)	(20,028)	12,544	408
Increase (decrease) in net assets from operations:
Capital gain distributions	138,205	120,596	92,717
Realized capital gain (loss) on investments	44,864	14,205	13,909
Change in unrealized appreciation (depreciation)	397,039	226,693	139,358
Net gain (loss) on investments	580,108	361,494	245,984
Net increase (decrease) in net assets from operations	560,080	374,038	246,392
Contract owner transactions:
Variable annuity deposits	120,417	57,372	15,121
Terminations, withdrawals and annuity payments	(200,454)	(164,360)	(84,270)
Transfers between subaccounts, net	(591,161)	(67,167)	1,857,940
Maintenance charges and mortality adjustments	(4,707)	(7,837)	(2,658)
Increase (decrease) in net assets from contract transactions	(675,905)	(181,992)	1,786,133
Total increase (decrease) in net assets	(115,825)	192,046	2,032,525
Net assets as of December 31, 2019	$2,149,209	$2,001,510	$2,721,477
Investment income (loss):
Dividend distributions	-	19,693	17,885
Investment Expenses:
Mortality and expense risk and administrative charges	(10,075)	(16,428)	(21,978)
Net investment income (loss)	(10,075)	3,265	(4,093)
Increase (decrease) in net assets from operations:
Capital gain distributions	37,055	42,847	37,742
Realized capital gain (loss) on investments	172,639	(19,028)	7,541
Change in unrealized appreciation (depreciation)	(122,159)	(183,581)	250,177
Net gain (loss) on investments	87,535	(159,762)	295,460
Net increase (decrease) in net assets from operations	77,460	(156,497)	291,367
Contract owner transactions:
Variable annuity deposits	58,739	52,068	54,887
Terminations, withdrawals and annuity payments	(297,659)	(182,287)	(266,767)
Transfers between subaccounts, net	(1,673,711)	108,559	41,811
Maintenance charges and mortality adjustments	(2,133)	(6,799)	(5,188)
Increase (decrease) in net assets from contract transactions	(1,914,764)	(28,459)	(175,257)
Total increase (decrease) in net assets	(1,837,304)	(184,956)	116,110
Net assets as of December 31, 2020	$311,905	$1,816,554	$2,837,587

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® Advisor Value Strategies	Fidelity® VIP Balanced	Fidelity® VIP Contrafund
Net assets as of December 31, 2018	$1,538,651	$1,110,386	$13,699,710
Investment income (loss):
Dividend distributions	20,607	21,587	31,010
Investment Expenses:
Mortality and expense risk and administrative charges	(16,688)	(8,722)	(195,975)
Net investment income (loss)	3,919	12,865	(164,965)
Increase (decrease) in net assets from operations:
Capital gain distributions	76,011	58,351	1,765,586
Realized capital gain (loss) on investments	10,074	2,220	192,305
Change in unrealized appreciation (depreciation)	408,501	191,023	1,992,458
Net gain (loss) on investments	494,586	251,594	3,950,349
Net increase (decrease) in net assets from operations	498,505	264,459	3,785,384
Contract owner transactions:
Variable annuity deposits	27,289	19,984	145,131
Terminations, withdrawals and annuity payments	(147,062)	(67,856)	(2,488,666)
Transfers between subaccounts, net	122,159	185,412	(365,088)
Maintenance charges and mortality adjustments	(5,989)	(1,021)	(82,750)
Increase (decrease) in net assets from contract transactions	(3,603)	136,519	(2,791,373)
Total increase (decrease) in net assets	494,902	400,978	994,011
Net assets as of December 31, 2019	$2,033,553	$1,511,364	$14,693,721
Investment income (loss):
Dividend distributions	9,404	16,014	10,767
Investment Expenses:
Mortality and expense risk and administrative charges	(14,724)	(8,462)	(216,920)
Net investment income (loss)	(5,320)	7,552	(206,153)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	22,013	74,787
Realized capital gain (loss) on investments	(42,798)	(42,977)	795,827
Change in unrealized appreciation (depreciation)	91,321	162,665	4,103,337
Net gain (loss) on investments	48,523	141,701	4,973,951
Net increase (decrease) in net assets from operations	43,203	149,253	4,767,798
Contract owner transactions:
Variable annuity deposits	28,227	32,052	1,519,898
Terminations, withdrawals and annuity payments	(142,094)	(16,729)	(1,695,742)
Transfers between subaccounts, net	(231,589)	(305,157)	234,626
Maintenance charges and mortality adjustments	(4,717)	(442)	(85,352)
Increase (decrease) in net assets from contract transactions	(350,173)	(290,276)	(26,570)
Total increase (decrease) in net assets	(306,970)	(141,023)	4,741,228
Net assets as of December 31, 2020	$1,726,583	$1,370,341	$19,434,949

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Disciplined Small Cap	Fidelity® VIP Emerging Markets	Fidelity® VIP Equity-Income
Net assets as of December 31, 2018	$103,654	$528,033	$2,838,571
Investment income (loss):
Dividend distributions	518	6,499	50,956
Investment Expenses:
Mortality and expense risk and administrative charges	(828)	(3,686)	(18,435)
Net investment income (loss)	(310)	2,813	32,521
Increase (decrease) in net assets from operations:
Capital gain distributions	9,535	-	180,800
Realized capital gain (loss) on investments	(5,283)	16,194	(43,825)
Change in unrealized appreciation (depreciation)	16,606	117,331	451,443
Net gain (loss) on investments	20,858	133,525	588,418
Net increase (decrease) in net assets from operations	20,548	136,338	620,939
Contract owner transactions:
Variable annuity deposits	4,601	14,412	293,345
Terminations, withdrawals and annuity payments	(5,878)	(65,756)	(845,424)
Transfers between subaccounts, net	(69,107)	(109,689)	66,180
Maintenance charges and mortality adjustments	(64)	(202)	(30,671)
Increase (decrease) in net assets from contract transactions	(70,448)	(161,235)	(516,570)
Total increase (decrease) in net assets	(49,900)	(24,897)	104,369
Net assets as of December 31, 2019	$53,754	$503,136	$2,942,940
Investment income (loss):
Dividend distributions	282	3,709	48,306
Investment Expenses:
Mortality and expense risk and administrative charges	(509)	(2,852)	(19,824)
Net investment income (loss)	(227)	857	28,482
Increase (decrease) in net assets from operations:
Capital gain distributions	-	57,410	107,020
Realized capital gain (loss) on investments	(1,935)	26,281	(15,647)
Change in unrealized appreciation (depreciation)	8,954	83,025	130,047
Net gain (loss) on investments	7,019	166,716	221,420
Net increase (decrease) in net assets from operations	6,792	167,573	249,902
Contract owner transactions:
Variable annuity deposits	-	15,641	215,124
Terminations, withdrawals and annuity payments	(374)	(42,461)	(237,180)
Transfers between subaccounts, net	(2,302)	(25,068)	421,125
Maintenance charges and mortality adjustments	(74)	(366)	(8,068)
Increase (decrease) in net assets from contract transactions	(2,750)	(52,254)	391,001
Total increase (decrease) in net assets	4,042	115,319	640,903
Net assets as of December 31, 2020	$57,796	$618,455	$3,583,843

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income
Net assets as of December 31, 2018	$3,350,027	$16,584,394	$806,214
Investment income (loss):
Dividend distributions	139,960	-	169,643
Investment Expenses:
Mortality and expense risk and administrative charges	(29,676)	(221,818)	(80,177)
Net investment income (loss)	110,284	(221,818)	89,466
Increase (decrease) in net assets from operations:
Capital gain distributions	349,045	1,718,673	-
Realized capital gain (loss) on investments	(33,717)	921,912	300,991
Change in unrealized appreciation (depreciation)	557,747	4,306,313	167,239
Net gain (loss) on investments	873,075	6,946,898	468,230
Net increase (decrease) in net assets from operations	983,359	6,725,080	557,696
Contract owner transactions:
Variable annuity deposits	223,253	2,824,159	1,587,904
Terminations, withdrawals and annuity payments	(784,173)	(2,994,567)	(825,346)
Transfers between subaccounts, net	627,847	2,169,178	6,301,296
Maintenance charges and mortality adjustments	(21,975)	(88,905)	(4,364)
Increase (decrease) in net assets from contract transactions	44,952	1,909,865	7,059,490
Total increase (decrease) in net assets	1,028,311	8,634,945	7,617,186
Net assets as of December 31, 2019	$4,378,338	$25,219,339	$8,423,400
Investment income (loss):
Dividend distributions	74,119	-	406,500
Investment Expenses:
Mortality and expense risk and administrative charges	(27,146)	(359,067)	(73,744)
Net investment income (loss)	46,973	(359,067)	332,756
Increase (decrease) in net assets from operations:
Capital gain distributions	210,895	1,932,853	-
Realized capital gain (loss) on investments	(195,837)	4,165,553	(48,796)
Change in unrealized appreciation (depreciation)	86,398	14,856,546	35,064
Net gain (loss) on investments	101,456	20,954,952	(13,732)
Net increase (decrease) in net assets from operations	148,429	20,595,885	319,024
Contract owner transactions:
Variable annuity deposits	209,211	2,160,743	301,308
Terminations, withdrawals and annuity payments	(500,972)	(2,479,666)	(341,196)
Transfers between subaccounts, net	25,472	7,009,844	1,179,492
Maintenance charges and mortality adjustments	(12,744)	(138,981)	(3,345)
Increase (decrease) in net assets from contract transactions	(279,033)	6,551,940	1,136,259
Total increase (decrease) in net assets	(130,604)	27,147,825	1,455,283
Net assets as of December 31, 2020	$4,247,734	$52,367,164	$9,878,683

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond	Fidelity® VIP Mid Cap
Net assets as of December 31, 2018	$15,121,155	$5,640,191	$446,721
Investment income (loss):
Dividend distributions	329,469	170,855	3,000
Investment Expenses:
Mortality and expense risk and administrative charges	(231,641)	(79,865)	(3,066)
Net investment income (loss)	97,828	90,990	(66)
Increase (decrease) in net assets from operations:
Capital gain distributions	264,781	-	55,306
Realized capital gain (loss) on investments	744,245	52,767	(10,413)
Change in unrealized appreciation (depreciation)	3,583,262	375,136	50,515
Net gain (loss) on investments	4,592,288	427,903	95,408
Net increase (decrease) in net assets from operations	4,690,116	518,893	95,342
Contract owner transactions:
Variable annuity deposits	430,096	69,529	480
Terminations, withdrawals and annuity payments	(2,273,406)	(1,103,165)	(24,703)
Transfers between subaccounts, net	3,044,515	1,901,783	(66,450)
Maintenance charges and mortality adjustments	(92,743)	(34,766)	(129)
Increase (decrease) in net assets from contract transactions	1,108,462	833,381	(90,802)
Total increase (decrease) in net assets	5,798,578	1,352,274	4,540
Net assets as of December 31, 2019	$20,919,733	$6,992,465	$451,261
Investment income (loss):
Dividend distributions	311,757	138,056	1,776
Investment Expenses:
Mortality and expense risk and administrative charges	(241,285)	(82,264)	(2,500)
Net investment income (loss)	70,472	55,792	(724)
Increase (decrease) in net assets from operations:
Capital gain distributions	72,357	2,338	-
Realized capital gain (loss) on investments	1,018,829	102,137	(3,371)
Change in unrealized appreciation (depreciation)	1,728,938	280,568	92,499
Net gain (loss) on investments	2,820,124	385,043	89,128
Net increase (decrease) in net assets from operations	2,890,596	440,835	88,404
Contract owner transactions:
Variable annuity deposits	591,952	121,876	26
Terminations, withdrawals and annuity payments	(2,410,470)	(620,113)	(7,013)
Transfers between subaccounts, net	656,522	243,774	26,732
Maintenance charges and mortality adjustments	(99,252)	(34,589)	(285)
Increase (decrease) in net assets from contract transactions	(1,261,248)	(289,052)	19,460
Total increase (decrease) in net assets	1,629,348	151,783	107,864
Net assets as of December 31, 2020	$22,549,081	$7,144,248	$559,125

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Fidelity® VIP Overseas	Fidelity® VIP Real Estate	Fidelity® VIP Strategic Income
Net assets as of December 31, 2018	$2,520,463	$253,793	$404,126
Investment income (loss):
Dividend distributions	28,922	4,135	65,703
Investment Expenses:
Mortality and expense risk and administrative charges	(15,092)	(1,485)	(7,110)
Net investment income (loss)	13,830	2,650	58,593
Increase (decrease) in net assets from operations:
Capital gain distributions	100,988	5,531	15,557
Realized capital gain (loss) on investments	(20,061)	(2,210)	(1,495)
Change in unrealized appreciation (depreciation)	420,510	48,021	14,432
Net gain (loss) on investments	501,437	51,342	28,494
Net increase (decrease) in net assets from operations	515,267	53,992	87,087
Contract owner transactions:
Variable annuity deposits	93,304	9,000	5
Terminations, withdrawals and annuity payments	(138,845)	(4,021)	(190,915)
Transfers between subaccounts, net	(977,617)	(35,635)	1,853,863
Maintenance charges and mortality adjustments	(4,689)	(20)	(415)
Increase (decrease) in net assets from contract transactions	(1,027,847)	(30,676)	1,662,538
Total increase (decrease) in net assets	(512,580)	23,316	1,749,625
Net assets as of December 31, 2019	$2,007,883	$277,109	$2,153,751
Investment income (loss):
Dividend distributions	12,663	5,289	36,685
Investment Expenses:
Mortality and expense risk and administrative charges	(43,118)	(1,293)	(6,625)
Net investment income (loss)	(30,455)	3,996	30,060
Increase (decrease) in net assets from operations:
Capital gain distributions	23,445	14,803	12,284
Realized capital gain (loss) on investments	128,902	(19,915)	(53,499)
Change in unrealized appreciation (depreciation)	910,283	(26,930)	40,239
Net gain (loss) on investments	1,062,630	(32,042)	(976)
Net increase (decrease) in net assets from operations	1,032,175	(28,046)	29,084
Contract owner transactions:
Variable annuity deposits	153,474	-	167,478
Terminations, withdrawals and annuity payments	(467,232)	(73,357)	(95,703)
Transfers between subaccounts, net	3,845,866	88,493	(1,008,048)
Maintenance charges and mortality adjustments	(24,553)	(68)	(515)
Increase (decrease) in net assets from contract transactions	3,507,555	15,068	(936,788)
Total increase (decrease) in net assets	4,539,730	(12,978)	(907,704)
Net assets as of December 31, 2020	$6,547,613	$264,131	$1,246,047

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Allocation VIP Fund	Franklin Flex Cap Growth VIP Fund	Franklin Growth and Income VIP Fund
Net assets as of December 31, 2018	$2,701,439	$247,170	$30,355
Investment income (loss):
Dividend distributions	101,233	-	5,490
Investment Expenses:
Mortality and expense risk and administrative charges	(22,731)	(2,723)	(588)
Net investment income (loss)	78,502	(2,723)	4,902
Increase (decrease) in net assets from operations:
Capital gain distributions	194,754	32,985	13,052
Realized capital gain (loss) on investments	(24,306)	(1,430)	144
Change in unrealized appreciation (depreciation)	254,273	82,191	17,556
Net gain (loss) on investments	424,721	113,746	30,752
Net increase (decrease) in net assets from operations	503,223	111,023	35,654
Contract owner transactions:
Variable annuity deposits	298,293	-	8
Terminations, withdrawals and annuity payments	(233,386)	-	(29,936)
Transfers between subaccounts, net	(72,025)	369,523	200,986
Maintenance charges and mortality adjustments	(17,230)	-	(28)
Increase (decrease) in net assets from contract transactions	(24,348)	369,523	171,030
Total increase (decrease) in net assets	478,875	480,546	206,684
Net assets as of December 31, 2019	$3,180,314	$727,716	$237,039
Investment income (loss):
Dividend distributions	38,398	-	4,576
Investment Expenses:
Mortality and expense risk and administrative charges	(21,884)	(3,723)	(2,438)
Net investment income (loss)	16,514	(3,723)	2,138
Increase (decrease) in net assets from operations:
Capital gain distributions	739,888	52,069	26,751
Realized capital gain (loss) on investments	(62,086)	557	(11,883)
Change in unrealized appreciation (depreciation)	(402,305)	279,326	3,156
Net gain (loss) on investments	275,497	331,952	18,024
Net increase (decrease) in net assets from operations	292,011	328,229	20,162
Contract owner transactions:
Variable annuity deposits	40,498	3	270,821
Terminations, withdrawals and annuity payments	(252,933)	(215)	(4,773)
Transfers between subaccounts, net	(170,174)	65,426	(77,801)
Maintenance charges and mortality adjustments	(13,490)	(23)	(121)
Increase (decrease) in net assets from contract transactions	(396,099)	65,191	188,126
Total increase (decrease) in net assets	(104,088)	393,420	208,288
Net assets as of December 31, 2020	$3,076,226	$1,121,136	$445,327

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
Net assets as of December 31, 2018	$16,853,893	$12,873	$12,170,219
Investment income (loss):
Dividend distributions	849,734	-	202,584
Investment Expenses:
Mortality and expense risk and administrative charges	(142,828)	(254)	(98,668)
Net investment income (loss)	706,906	(254)	103,916
Increase (decrease) in net assets from operations:
Capital gain distributions	256,821	1,227	1,272,584
Realized capital gain (loss) on investments	139,786	(158)	(294,808)
Change in unrealized appreciation (depreciation)	1,239,651	3,004	1,539,257
Net gain (loss) on investments	1,636,258	4,073	2,517,033
Net increase (decrease) in net assets from operations	2,343,164	3,819	2,620,949
Contract owner transactions:
Variable annuity deposits	419,630	-	92,627
Terminations, withdrawals and annuity payments	(1,993,107)	(190)	(1,612,801)
Transfers between subaccounts, net	1,392	19,095	(820,591)
Maintenance charges and mortality adjustments	(78,438)	-	(60,496)
Increase (decrease) in net assets from contract transactions	(1,650,523)	18,905	(2,401,261)
Total increase (decrease) in net assets	692,641	22,724	219,688
Net assets as of December 31, 2019	$17,546,534	$35,597	$12,389,907
Investment income (loss):
Dividend distributions	705,238	-	209,538
Investment Expenses:
Mortality and expense risk and administrative charges	(102,756)	(445)	(72,427)
Net investment income (loss)	602,482	(445)	137,111
Increase (decrease) in net assets from operations:
Capital gain distributions	9,989	19,762	167,831
Realized capital gain (loss) on investments	(662,142)	(8,096)	(767,476)
Change in unrealized appreciation (depreciation)	(740,155)	1,742	(450,357)
Net gain (loss) on investments	(1,392,308)	13,408	(1,050,002)
Net increase (decrease) in net assets from operations	(789,826)	12,963	(912,891)
Contract owner transactions:
Variable annuity deposits	296,875	-	61,854
Terminations, withdrawals and annuity payments	(2,152,349)	(72)	(1,231,483)
Transfers between subaccounts, net	(3,767,012)	(33,492)	(1,000,808)
Maintenance charges and mortality adjustments	(48,015)	-	(45,813)
Increase (decrease) in net assets from contract transactions	(5,670,501)	(33,564)	(2,216,250)
Total increase (decrease) in net assets	(6,460,327)	(20,601)	(3,129,141)
Net assets as of December 31, 2020	$11,086,207	$14,996	$9,260,766

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Net assets as of December 31, 2018	$31,634	$1,393,061	$2,614,474
Investment income (loss):
Dividend distributions	548	18,881	29,475
Investment Expenses:
Mortality and expense risk and administrative charges	(433)	(15,904)	(29,623)
Net investment income (loss)	115	2,977	(148)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,932	234,141	469,557
Realized capital gain (loss) on investments	(233)	(12,785)	(149,191)
Change in unrealized appreciation (depreciation)	3,427	126,250	531,002
Net gain (loss) on investments	6,126	347,606	851,368
Net increase (decrease) in net assets from operations	6,241	350,583	851,220
Contract owner transactions:
Variable annuity deposits	-	1,988	121,530
Terminations, withdrawals and annuity payments	(5,922)	(597,288)	(544,841)
Transfers between subaccounts, net	-	31,650	2,277,341
Maintenance charges and mortality adjustments	-	(1,365)	(14,756)
Increase (decrease) in net assets from contract transactions	(5,922)	(565,015)	1,839,274
Total increase (decrease) in net assets	319	(214,432)	2,690,494
Net assets as of December 31, 2019	$31,953	$1,178,629	$5,304,968
Investment income (loss):
Dividend distributions	750	9,353	33,890
Investment Expenses:
Mortality and expense risk and administrative charges	(347)	(10,162)	(17,918)
Net investment income (loss)	403	(809)	15,972
Increase (decrease) in net assets from operations:
Capital gain distributions	1,043	39,667	144,144
Realized capital gain (loss) on investments	(256)	(103,039)	7,598
Change in unrealized appreciation (depreciation)	(3,270)	65,177	(134,008)
Net gain (loss) on investments	(2,483)	1,805	17,734
Net increase (decrease) in net assets from operations	(2,080)	996	33,706
Contract owner transactions:
Variable annuity deposits	-	11,258	131,411
Terminations, withdrawals and annuity payments	(503)	(9,817)	(278,916)
Transfers between subaccounts, net	-	(220,442)	(2,554,806)
Maintenance charges and mortality adjustments	(3)	(514)	(8,303)
Increase (decrease) in net assets from contract transactions	(506)	(219,515)	(2,710,614)
Total increase (decrease) in net assets	(2,586)	(218,519)	(2,676,908)
Net assets as of December 31, 2020	$29,367	$960,110	$2,628,060

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Net assets as of December 31, 2018	$3,085,642	$7,852,448	$149,654
Investment income (loss):
Dividend distributions	-	437,664	4,997
Investment Expenses:
Mortality and expense risk and administrative charges	(49,998)	(66,564)	(1,289)
Net investment income (loss)	(49,998)	371,100	3,708
Increase (decrease) in net assets from operations:
Capital gain distributions	483,569	-	-
Realized capital gain (loss) on investments	(102,849)	(26,127)	264
Change in unrealized appreciation (depreciation)	543,303	246,490	2,875
Net gain (loss) on investments	924,023	220,363	3,139
Net increase (decrease) in net assets from operations	874,025	591,463	6,847
Contract owner transactions:
Variable annuity deposits	3,294	308,722	-
Terminations, withdrawals and annuity payments	(409,195)	(566,988)	(1,024)
Transfers between subaccounts, net	(1,665)	1,061,160	37,650
Maintenance charges and mortality adjustments	(21,022)	(35,439)	(50)
Increase (decrease) in net assets from contract transactions	(428,588)	767,455	36,576
Total increase (decrease) in net assets	445,437	1,358,918	43,423
Net assets as of December 31, 2019	$3,531,079	$9,211,366	$193,077
Investment income (loss):
Dividend distributions	-	405,520	10,574
Investment Expenses:
Mortality and expense risk and administrative charges	(55,897)	(63,572)	(2,178)
Net investment income (loss)	(55,897)	341,948	8,396
Increase (decrease) in net assets from operations:
Capital gain distributions	490,309	-	-
Realized capital gain (loss) on investments	(65,939)	(81,851)	376
Change in unrealized appreciation (depreciation)	1,366,679	(50,672)	(717)
Net gain (loss) on investments	1,791,049	(132,523)	(341)
Net increase (decrease) in net assets from operations	1,735,152	209,425	8,055
Contract owner transactions:
Variable annuity deposits	138,680	233,627	86
Terminations, withdrawals and annuity payments	(261,729)	(510,869)	(3,996)
Transfers between subaccounts, net	1,525,587	(44,731)	(22,634)
Maintenance charges and mortality adjustments	(23,474)	(30,496)	(200)
Increase (decrease) in net assets from contract transactions	1,379,064	(352,469)	(26,744)
Total increase (decrease) in net assets	3,114,216	(143,044)	(18,689)
Net assets as of December 31, 2020	$6,645,295	$9,068,322	$174,388

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	Goldman Sachs VIT Growth Opportunities
Net assets as of December 31, 2018	$3,040,674	$3,043,044	$139,271
Investment income (loss):
Dividend distributions	29,116	58,669	-
Investment Expenses:
Mortality and expense risk and administrative charges	(30,845)	(29,536)	(1,128)
Net investment income (loss)	(1,729)	29,133	(1,128)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	47,437
Realized capital gain (loss) on investments	51,501	(8,810)	(6,542)
Change in unrealized appreciation (depreciation)	689,631	114,803	9,989
Net gain (loss) on investments	741,132	105,993	50,884
Net increase (decrease) in net assets from operations	739,403	135,126	49,756
Contract owner transactions:
Variable annuity deposits	101,836	120,022	18,345
Terminations, withdrawals and annuity payments	(418,806)	(430,999)	(7,357)
Transfers between subaccounts, net	422,619	447,070	49,178
Maintenance charges and mortality adjustments	(10,375)	(13,059)	(277)
Increase (decrease) in net assets from contract transactions	95,274	123,034	59,889
Total increase (decrease) in net assets	834,677	258,160	109,645
Net assets as of December 31, 2019	$3,875,351	$3,301,204	$248,916
Investment income (loss):
Dividend distributions	-	37,848	-
Investment Expenses:
Mortality and expense risk and administrative charges	(32,294)	(34,743)	(1,559)
Net investment income (loss)	(32,294)	3,105	(1,559)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	61,339
Realized capital gain (loss) on investments	165,853	28,475	(468)
Change in unrealized appreciation (depreciation)	785,002	143,434	60,698
Net gain (loss) on investments	950,855	171,909	121,569
Net increase (decrease) in net assets from operations	918,561	175,014	120,010
Contract owner transactions:
Variable annuity deposits	90,656	147,366	-
Terminations, withdrawals and annuity payments	(357,254)	(538,769)	(19,740)
Transfers between subaccounts, net	(505,995)	597,031	26,584
Maintenance charges and mortality adjustments	(9,345)	(15,236)	(641)
Increase (decrease) in net assets from contract transactions	(781,938)	190,392	6,203
Total increase (decrease) in net assets	136,623	365,406	126,213
Net assets as of December 31, 2020	$4,011,974	$3,666,610	$375,129

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Goldman Sachs VIT High Quality Floating Rate	Goldman Sachs VIT International Equity Insights	Goldman Sachs VIT Large Cap Value
Net assets as of December 31, 2018	$12,267	$20,332	$-
Investment income (loss):
Dividend distributions	130	821	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69)	(150)	-
Net investment income (loss)	61	671	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1	-
Realized capital gain (loss) on investments	(40)	(49)	-
Change in unrealized appreciation (depreciation)	37	3,852	-
Net gain (loss) on investments	(3)	3,804	-
Net increase (decrease) in net assets from operations	58	4,475	-
Contract owner transactions:
Variable annuity deposits	3,954	14,641	-
Terminations, withdrawals and annuity payments	-	(206)	-
Transfers between subaccounts, net	(6,566)	-	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(2,612)	14,435	-
Total increase (decrease) in net assets	(2,554)	18,910	-
Net assets as of December 31, 2019	$9,713	$39,242	$-
Investment income (loss):
Dividend distributions	65	552	38
Investment Expenses:
Mortality and expense risk and administrative charges	(109)	(133)	(34)
Net investment income (loss)	(44)	419	4
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	61
Realized capital gain (loss) on investments	(1)	(65)	(23,728)
Change in unrealized appreciation (depreciation)	(7)	2,748	789
Net gain (loss) on investments	(8)	2,683	(22,878)
Net increase (decrease) in net assets from operations	(52)	3,102	(22,874)
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(208)	-
Transfers between subaccounts, net	(13)	3,745	26,488
Maintenance charges and mortality adjustments	(3)	(33)	(5)
Increase (decrease) in net assets from contract transactions	(16)	3,504	26,483
Total increase (decrease) in net assets	(68)	6,606	3,609
Net assets as of December 31, 2020	$9,645	$45,848	$3,609

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Goldman Sachs VIT Mid Cap Value	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth
Net assets as of December 31, 2018	$796,888	$465,141	$147,356
Investment income (loss):
Dividend distributions	4,955	530	88
Investment Expenses:
Mortality and expense risk and administrative charges	(7,909)	(697)	(948)
Net investment income (loss)	(2,954)	(167)	(860)
Increase (decrease) in net assets from operations:
Capital gain distributions	33,060	5,368	19,439
Realized capital gain (loss) on investments	(9,204)	(165,926)	(193)
Change in unrealized appreciation (depreciation)	208,966	185,813	32,533
Net gain (loss) on investments	232,822	25,255	51,779
Net increase (decrease) in net assets from operations	229,868	25,088	50,919
Contract owner transactions:
Variable annuity deposits	25,289	61,132	-
Terminations, withdrawals and annuity payments	(24,313)	(4,073)	-
Transfers between subaccounts, net	(54,225)	(286,667)	-
Maintenance charges and mortality adjustments	(914)	-	(572)
Increase (decrease) in net assets from contract transactions	(54,163)	(229,608)	(572)
Total increase (decrease) in net assets	175,705	(204,520)	50,347
Net assets as of December 31, 2019	$972,593	$260,621	$197,703
Investment income (loss):
Dividend distributions	2,893	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,289)	(592)	(226)
Net investment income (loss)	(3,396)	(592)	(226)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,763	2,861	11,874
Realized capital gain (loss) on investments	(44,794)	(22,299)	(65,746)
Change in unrealized appreciation (depreciation)	50,131	17,275	12,169
Net gain (loss) on investments	16,100	(2,163)	(41,703)
Net increase (decrease) in net assets from operations	12,704	(2,755)	(41,929)
Contract owner transactions:
Variable annuity deposits	72	5	154,595
Terminations, withdrawals and annuity payments	(94,907)	(5,980)	-
Transfers between subaccounts, net	(119,410)	(13,212)	(151,111)
Maintenance charges and mortality adjustments	(960)	(10)	(100)
Increase (decrease) in net assets from contract transactions	(215,205)	(19,197)	3,384
Total increase (decrease) in net assets	(202,501)	(21,952)	(38,545)
Net assets as of December 31, 2020	$770,092	$238,669	$159,158

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim Alpha Opportunity	Guggenheim Floating Rate Strategies	Guggenheim High Yield
Net assets as of December 31, 2018	$118,807	$1,754,851	$3,960,963
Investment income (loss):
Dividend distributions	944	84,866	240,511
Investment Expenses:
Mortality and expense risk and administrative charges	(979)	(16,787)	(36,567)
Net investment income (loss)	(35)	68,079	203,944
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	3,019	(9,198)	(56,778)
Change in unrealized appreciation (depreciation)	(6,570)	49,781	270,179
Net gain (loss) on investments	(3,551)	40,583	213,401
Net increase (decrease) in net assets from operations	(3,586)	108,662	417,345
Contract owner transactions:
Variable annuity deposits	853	84,817	134,541
Terminations, withdrawals and annuity payments	(8,469)	(184,057)	(489,448)
Transfers between subaccounts, net	(4,362)	423,462	223,497
Maintenance charges and mortality adjustments	(618)	(5,186)	(11,161)
Increase (decrease) in net assets from contract transactions	(12,596)	319,036	(142,571)
Total increase (decrease) in net assets	(16,182)	427,698	274,774
Net assets as of December 31, 2019	$102,625	$2,182,549	$4,235,737
Investment income (loss):
Dividend distributions	1,233	60,368	189,549
Investment Expenses:
Mortality and expense risk and administrative charges	(891)	(13,589)	(31,220)
Net investment income (loss)	342	46,779	158,329
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	208	(79,617)	(105,806)
Change in unrealized appreciation (depreciation)	(1,282)	(4,251)	59,885
Net gain (loss) on investments	(1,074)	(83,868)	(45,921)
Net increase (decrease) in net assets from operations	(732)	(37,089)	112,408
Contract owner transactions:
Variable annuity deposits	840	69,162	129,935
Terminations, withdrawals and annuity payments	-	(293,010)	(370,508)
Transfers between subaccounts, net	(10)	(530,837)	(559,559)
Maintenance charges and mortality adjustments	(402)	(3,340)	(9,151)
Increase (decrease) in net assets from contract transactions	428	(758,025)	(809,283)
Total increase (decrease) in net assets	(304)	(795,114)	(696,875)
Net assets as of December 31, 2020	$102,321	$1,387,435	$3,538,862

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim Large Cap Value	Guggenheim Long Short Equity	Guggenheim Macro Opportunities
Net assets as of December 31, 2018	$4,297,655	$347,900	$11,752
Investment income (loss):
Dividend distributions	66,938	2,645	337
Investment Expenses:
Mortality and expense risk and administrative charges	(40,826)	(3,057)	(106)
Net investment income (loss)	26,112	(412)	231
Increase (decrease) in net assets from operations:
Capital gain distributions	256,204	-	-
Realized capital gain (loss) on investments	14,888	7,704	(3)
Change in unrealized appreciation (depreciation)	536,921	8,621	(119)
Net gain (loss) on investments	808,013	16,325	(122)
Net increase (decrease) in net assets from operations	834,125	15,913	109
Contract owner transactions:
Variable annuity deposits	125,365	13,019	-
Terminations, withdrawals and annuity payments	(329,669)	(36,132)	(11)
Transfers between subaccounts, net	(393,216)	(4,393)	-
Maintenance charges and mortality adjustments	(9,612)	(1,630)	(60)
Increase (decrease) in net assets from contract transactions	(607,132)	(29,136)	(71)
Total increase (decrease) in net assets	226,993	(13,223)	38
Net assets as of December 31, 2019	$4,524,648	$334,677	$11,790
Investment income (loss):
Dividend distributions	66,195	1,517	443
Investment Expenses:
Mortality and expense risk and administrative charges	(27,291)	(2,775)	(102)
Net investment income (loss)	38,904	(1,258)	341
Increase (decrease) in net assets from operations:
Capital gain distributions	86,805	-	-
Realized capital gain (loss) on investments	(351,183)	5,963	(51)
Change in unrealized appreciation (depreciation)	(96,488)	8,476	800
Net gain (loss) on investments	(360,866)	14,439	749
Net increase (decrease) in net assets from operations	(321,962)	13,181	1,090
Contract owner transactions:
Variable annuity deposits	80,469	8,607	-
Terminations, withdrawals and annuity payments	(483,882)	(25,909)	(2)
Transfers between subaccounts, net	(1,491,673)	(7,222)	(700)
Maintenance charges and mortality adjustments	(7,861)	(1,449)	(56)
Increase (decrease) in net assets from contract transactions	(1,902,947)	(25,973)	(758)
Total increase (decrease) in net assets	(2,224,909)	(12,792)	332
Net assets as of December 31, 2020	$2,299,739	$321,885	$12,122

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim Multi-Hedge Strategies	Guggenheim Small Cap Value	Guggenheim SMid Cap Value
Net assets as of December 31, 2018	$802	$112,894	$12,865,026
Investment income (loss):
Dividend distributions	27	1,876	125,059
Investment Expenses:
Mortality and expense risk and administrative charges	(9)	(1,637)	(124,741)
Net investment income (loss)	18	239	318
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,818	438,131
Realized capital gain (loss) on investments	-	(6,205)	(416,484)
Change in unrealized appreciation (depreciation)	17	33,859	3,072,282
Net gain (loss) on investments	17	30,472	3,093,929
Net increase (decrease) in net assets from operations	35	30,711	3,094,247
Contract owner transactions:
Variable annuity deposits	360	12,517	282,880
Terminations, withdrawals and annuity payments	-	(5,471)	(1,352,058)
Transfers between subaccounts, net	128	(1,729)	(1,093,435)
Maintenance charges and mortality adjustments	(14)	(503)	(38,611)
Increase (decrease) in net assets from contract transactions	474	4,814	(2,201,224)
Total increase (decrease) in net assets	509	35,525	893,023
Net assets as of December 31, 2019	$1,311	$148,419	$13,758,049
Investment income (loss):
Dividend distributions	126	1,014	-
Investment Expenses:
Mortality and expense risk and administrative charges	(82)	(1,027)	(107,718)
Net investment income (loss)	44	(13)	(107,718)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	11	(9,296)	(450,194)
Change in unrealized appreciation (depreciation)	172	1,411	937,440
Net gain (loss) on investments	183	(7,885)	487,246
Net increase (decrease) in net assets from operations	227	(7,898)	379,528
Contract owner transactions:
Variable annuity deposits	309	8,495	213,465
Terminations, withdrawals and annuity payments	(796)	(4,552)	(1,172,274)
Transfers between subaccounts, net	11,959	(28,821)	449,559
Maintenance charges and mortality adjustments	(51)	(375)	(32,762)
Increase (decrease) in net assets from contract transactions	11,421	(25,253)	(542,012)
Total increase (decrease) in net assets	11,648	(33,151)	(162,484)
Net assets as of December 31, 2020	$12,959	$115,268	$13,595,565

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim StylePlus Large Core	Guggenheim StylePlus Mid Growth	Guggenheim Total Return Bond
Net assets as of December 31, 2018	$1,111,402	$1,888,422	$655,991
Investment income (loss):
Dividend distributions	22,204	23,313	15,458
Investment Expenses:
Mortality and expense risk and administrative charges	(12,194)	(19,789)	(6,039)
Net investment income (loss)	10,010	3,524	9,419
Increase (decrease) in net assets from operations:
Capital gain distributions	2,477	23,684	-
Realized capital gain (loss) on investments	(8,975)	(15,235)	440
Change in unrealized appreciation (depreciation)	324,883	558,908	10,851
Net gain (loss) on investments	318,385	567,357	11,291
Net increase (decrease) in net assets from operations	328,395	570,881	20,710
Contract owner transactions:
Variable annuity deposits	45,158	51,931	18,928
Terminations, withdrawals and annuity payments	(67,807)	(168,720)	(99,405)
Transfers between subaccounts, net	185,582	(136,219)	190,684
Maintenance charges and mortality adjustments	(4,646)	(6,101)	(3,278)
Increase (decrease) in net assets from contract transactions	158,287	(259,109)	106,929
Total increase (decrease) in net assets	486,682	311,772	127,639
Net assets as of December 31, 2019	$1,598,084	$2,200,194	$783,630
Investment income (loss):
Dividend distributions	10,852	8,248	17,528
Investment Expenses:
Mortality and expense risk and administrative charges	(13,298)	(17,929)	(6,669)
Net investment income (loss)	(2,446)	(9,681)	10,859
Increase (decrease) in net assets from operations:
Capital gain distributions	112,933	277,655	16,061
Realized capital gain (loss) on investments	20,891	(13,129)	22,308
Change in unrealized appreciation (depreciation)	101,571	241,158	46,705
Net gain (loss) on investments	235,395	505,684	85,074
Net increase (decrease) in net assets from operations	232,949	496,003	95,933
Contract owner transactions:
Variable annuity deposits	45,704	39,486	77,518
Terminations, withdrawals and annuity payments	(215,927)	(158,472)	(197,902)
Transfers between subaccounts, net	(188,662)	(295,457)	(63,974)
Maintenance charges and mortality adjustments	(4,324)	(5,229)	(4,181)
Increase (decrease) in net assets from contract transactions	(363,209)	(419,672)	(188,539)
Total increase (decrease) in net assets	(130,260)	76,331	(92,606)
Net assets as of December 31, 2020	$1,467,824	$2,276,525	$691,024

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim US Investment Grade Bond	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity
Net assets as of December 31, 2018	$6,844,396	$25,580,728	$3,657,368
Investment income (loss):
Dividend distributions	156,523	334,717	5,295
Investment Expenses:
Mortality and expense risk and administrative charges	(65,141)	(193,944)	(25,079)
Net investment income (loss)	91,382	140,773	(19,784)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,771,983	-
Realized capital gain (loss) on investments	33,897	301,029	(46,221)
Change in unrealized appreciation (depreciation)	106,735	2,666,892	(51,288)
Net gain (loss) on investments	140,632	4,739,904	(97,509)
Net increase (decrease) in net assets from operations	232,014	4,880,677	(117,293)
Contract owner transactions:
Variable annuity deposits	143,043	336,505	12,661
Terminations, withdrawals and annuity payments	(825,719)	(4,282,110)	(499,507)
Transfers between subaccounts, net	330,564	(2,829,017)	(175,104)
Maintenance charges and mortality adjustments	(21,900)	(106,896)	(18,556)
Increase (decrease) in net assets from contract transactions	(374,012)	(6,881,518)	(680,506)
Total increase (decrease) in net assets	(141,998)	(2,000,841)	(797,799)
Net assets as of December 31, 2019	$6,702,398	$23,579,887	$2,859,569
Investment income (loss):
Dividend distributions	169,989	335,196	15,904
Investment Expenses:
Mortality and expense risk and administrative charges	(68,060)	(137,386)	(19,270)
Net investment income (loss)	101,929	197,810	(3,366)
Increase (decrease) in net assets from operations:
Capital gain distributions	177,738	994,859	-
Realized capital gain (loss) on investments	123,844	(324,103)	(68,346)
Change in unrealized appreciation (depreciation)	456,949	(1,481,295)	35,900
Net gain (loss) on investments	758,531	(810,539)	(32,446)
Net increase (decrease) in net assets from operations	860,460	(612,729)	(35,812)
Contract owner transactions:
Variable annuity deposits	187,442	104,486	32,445
Terminations, withdrawals and annuity payments	(869,054)	(2,337,427)	(278,601)
Transfers between subaccounts, net	1,828,578	(4,741,326)	(356,548)
Maintenance charges and mortality adjustments	(20,279)	(79,191)	(14,873)
Increase (decrease) in net assets from contract transactions	1,126,687	(7,053,458)	(617,577)
Total increase (decrease) in net assets	1,987,147	(7,666,187)	(653,389)
Net assets as of December 31, 2020	$8,689,545	$15,913,700	$2,206,180

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2018	$5,830,054	$1,056,927	$25,311,632
Investment income (loss):
Dividend distributions	261,802	9,844	1,991,175
Investment Expenses:
Mortality and expense risk and administrative charges	(39,228)	(7,397)	(222,415)
Net investment income (loss)	222,574	2,447	1,768,760
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(45,040)	(26,727)	(293,291)
Change in unrealized appreciation (depreciation)	174,646	99,841	1,140,127
Net gain (loss) on investments	129,606	73,114	846,836
Net increase (decrease) in net assets from operations	352,180	75,561	2,615,596
Contract owner transactions:
Variable annuity deposits	260,722	31,419	492,880
Terminations, withdrawals and annuity payments	(518,891)	(97,733)	(3,384,356)
Transfers between subaccounts, net	(1,370,587)	26,204	1,495,513
Maintenance charges and mortality adjustments	(20,600)	(4,078)	(116,763)
Increase (decrease) in net assets from contract transactions	(1,649,356)	(44,188)	(1,512,726)
Total increase (decrease) in net assets	(1,297,176)	31,373	1,102,870
Net assets as of December 31, 2019	$4,532,878	$1,088,300	$26,414,502
Investment income (loss):
Dividend distributions	186,813	40,243	1,504,366
Investment Expenses:
Mortality and expense risk and administrative charges	(24,163)	(6,766)	(177,200)
Net investment income (loss)	162,650	33,477	1,327,166
Increase (decrease) in net assets from operations:
Capital gain distributions	-	5,900	-
Realized capital gain (loss) on investments	(191,280)	(80,911)	(896,360)
Change in unrealized appreciation (depreciation)	(121,939)	54,208	89,721
Net gain (loss) on investments	(313,219)	(20,803)	(806,639)
Net increase (decrease) in net assets from operations	(150,569)	12,674	520,527
Contract owner transactions:
Variable annuity deposits	186,759	5,903	252,059
Terminations, withdrawals and annuity payments	(289,907)	(118,184)	(3,377,191)
Transfers between subaccounts, net	(1,320,254)	(305,551)	(3,269,666)
Maintenance charges and mortality adjustments	(10,698)	(3,641)	(91,541)
Increase (decrease) in net assets from contract transactions	(1,434,100)	(421,473)	(6,486,339)
Total increase (decrease) in net assets	(1,584,669)	(408,799)	(5,965,812)
Net assets as of December 31, 2020	$2,948,209	$679,501	$20,448,690

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2018	$26,912,737	$7,425,617	$11,334,542
Investment income (loss):
Dividend distributions	468,315	43,128	196,898
Investment Expenses:
Mortality and expense risk and administrative charges	(256,250)	(69,998)	(96,120)
Net investment income (loss)	212,065	(26,870)	100,778
Increase (decrease) in net assets from operations:
Capital gain distributions	1,655,842	-	95,045
Realized capital gain (loss) on investments	818,985	(291,698)	531,765
Change in unrealized appreciation (depreciation)	2,782,727	725,230	1,361,656
Net gain (loss) on investments	5,257,554	433,532	1,988,466
Net increase (decrease) in net assets from operations	5,469,619	406,662	2,089,244
Contract owner transactions:
Variable annuity deposits	528,831	144,026	198,587
Terminations, withdrawals and annuity payments	(4,396,996)	(885,814)	(1,477,923)
Transfers between subaccounts, net	5,178,301	2,446,913	(119,846)
Maintenance charges and mortality adjustments	(129,305)	(37,819)	(47,837)
Increase (decrease) in net assets from contract transactions	1,180,831	1,667,306	(1,447,019)
Total increase (decrease) in net assets	6,650,450	2,073,968	642,225
Net assets as of December 31, 2019	$33,563,187	$9,499,585	$11,976,767
Investment income (loss):
Dividend distributions	571,998	38,767	171,392
Investment Expenses:
Mortality and expense risk and administrative charges	(258,849)	(56,439)	(89,781)
Net investment income (loss)	313,149	(17,672)	81,611
Increase (decrease) in net assets from operations:
Capital gain distributions	1,946,444	-	660,923
Realized capital gain (loss) on investments	(994,030)	39,153	384,533
Change in unrealized appreciation (depreciation)	(2,098,045)	19,626	88,753
Net gain (loss) on investments	(1,145,631)	58,779	1,134,209
Net increase (decrease) in net assets from operations	(832,482)	41,107	1,215,820
Contract owner transactions:
Variable annuity deposits	377,827	176,779	343,326
Terminations, withdrawals and annuity payments	(3,445,672)	(537,798)	(1,214,207)
Transfers between subaccounts, net	563,397	(4,355,476)	(139,258)
Maintenance charges and mortality adjustments	(126,719)	(29,616)	(45,118)
Increase (decrease) in net assets from contract transactions	(2,631,167)	(4,746,111)	(1,055,257)
Total increase (decrease) in net assets	(3,463,649)	(4,705,004)	160,563
Net assets as of December 31, 2020	$30,099,538	$4,794,581	$12,137,330

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value
Net assets as of December 31, 2018	$5,072,268	$24,387,141	$39,918,737
Investment income (loss):
Dividend distributions	53,533	203,632	375,363
Investment Expenses:
Mortality and expense risk and administrative charges	(28,998)	(219,506)	(360,460)
Net investment income (loss)	24,535	(15,874)	14,903
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,511,750	4,432,529
Realized capital gain (loss) on investments	30,844	(43,547)	888,384
Change in unrealized appreciation (depreciation)	96,827	3,548,285	4,362,046
Net gain (loss) on investments	127,671	5,016,488	9,682,959
Net increase (decrease) in net assets from operations	152,206	5,000,614	9,697,862
Contract owner transactions:
Variable annuity deposits	131,973	476,339	677,058
Terminations, withdrawals and annuity payments	(414,947)	(3,209,077)	(6,382,525)
Transfers between subaccounts, net	(2,833,542)	1,176,687	930,849
Maintenance charges and mortality adjustments	(12,551)	(127,103)	(221,354)
Increase (decrease) in net assets from contract transactions	(3,129,067)	(1,683,154)	(4,995,972)
Total increase (decrease) in net assets	(2,976,861)	3,317,460	4,701,890
Net assets as of December 31, 2019	$2,095,407	$27,704,601	$44,620,627
Investment income (loss):
Dividend distributions	31,310	208,683	423,170
Investment Expenses:
Mortality and expense risk and administrative charges	(32,720)	(173,800)	(299,210)
Net investment income (loss)	(1,410)	34,883	123,960
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,510,531	1,340,978
Realized capital gain (loss) on investments	54,188	(739,880)	(817,653)
Change in unrealized appreciation (depreciation)	101,828	(1,900,576)	(880,455)
Net gain (loss) on investments	156,016	(1,129,925)	(357,130)
Net increase (decrease) in net assets from operations	154,606	(1,095,042)	(233,170)
Contract owner transactions:
Variable annuity deposits	54,433	248,986	447,109
Terminations, withdrawals and annuity payments	(403,303)	(1,840,483)	(3,385,436)
Transfers between subaccounts, net	2,220,285	(1,826,706)	(3,221,485)
Maintenance charges and mortality adjustments	(16,082)	(98,161)	(182,575)
Increase (decrease) in net assets from contract transactions	1,855,333	(3,516,364)	(6,342,387)
Total increase (decrease) in net assets	2,009,939	(4,611,406)	(6,575,557)
Net assets as of December 31, 2020	$4,105,346	$23,093,195	$38,045,070

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth
Net assets as of December 31, 2018	$14,464,505	$8,149,841	$10,281,906
Investment income (loss):
Dividend distributions	323,974	180,045	97,405
Investment Expenses:
Mortality and expense risk and administrative charges	(118,352)	(71,079)	(96,421)
Net investment income (loss)	205,622	108,966	984
Increase (decrease) in net assets from operations:
Capital gain distributions	845,292	785,415	1,077,533
Realized capital gain (loss) on investments	493,743	222,632	487,618
Change in unrealized appreciation (depreciation)	2,350,650	1,471,852	1,580,707
Net gain (loss) on investments	3,689,685	2,479,899	3,145,858
Net increase (decrease) in net assets from operations	3,895,307	2,588,865	3,146,842
Contract owner transactions:
Variable annuity deposits	216,594	252,549	145,856
Terminations, withdrawals and annuity payments	(2,079,301)	(835,470)	(1,584,028)
Transfers between subaccounts, net	(568,293)	(158,045)	71,466
Maintenance charges and mortality adjustments	(63,656)	(37,591)	(56,928)
Increase (decrease) in net assets from contract transactions	(2,494,656)	(778,557)	(1,423,634)
Total increase (decrease) in net assets	1,400,651	1,810,308	1,723,208
Net assets as of December 31, 2019	$15,865,156	$9,960,149	$12,005,114
Investment income (loss):
Dividend distributions	216,184	139,305	159,619
Investment Expenses:
Mortality and expense risk and administrative charges	(97,691)	(78,851)	(95,516)
Net investment income (loss)	118,493	60,454	64,103
Increase (decrease) in net assets from operations:
Capital gain distributions	566,889	477,342	572,229
Realized capital gain (loss) on investments	853,029	653,041	421,974
Change in unrealized appreciation (depreciation)	391,736	2,108,299	2,249,428
Net gain (loss) on investments	1,811,654	3,238,682	3,243,631
Net increase (decrease) in net assets from operations	1,930,147	3,299,136	3,307,734
Contract owner transactions:
Variable annuity deposits	225,279	165,940	224,374
Terminations, withdrawals and annuity payments	(2,019,334)	(842,255)	(1,232,010)
Transfers between subaccounts, net	(2,429,865)	(992,033)	239,371
Maintenance charges and mortality adjustments	(48,918)	(41,956)	(56,294)
Increase (decrease) in net assets from contract transactions	(4,272,838)	(1,710,304)	(824,559)
Total increase (decrease) in net assets	(2,342,691)	1,588,832	2,483,175
Net assets as of December 31, 2020	$13,522,465	$11,548,981	$14,488,289

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Net assets as of December 31, 2018	$4,042,550	$35,779,861	$15,436,716
Investment income (loss):
Dividend distributions	28,414	934,390	439,115
Investment Expenses:
Mortality and expense risk and administrative charges	(36,170)	(306,097)	(132,672)
Net investment income (loss)	(7,756)	628,293	306,443
Increase (decrease) in net assets from operations:
Capital gain distributions	480,579	-	876,492
Realized capital gain (loss) on investments	84,952	457,703	651,287
Change in unrealized appreciation (depreciation)	414,478	188,885	1,125,121
Net gain (loss) on investments	980,009	646,588	2,652,900
Net increase (decrease) in net assets from operations	972,253	1,274,881	2,959,343
Contract owner transactions:
Variable annuity deposits	75,475	1,319,896	313,518
Terminations, withdrawals and annuity payments	(633,726)	(4,879,237)	(1,997,095)
Transfers between subaccounts, net	119,030	1,299,057	(436,136)
Maintenance charges and mortality adjustments	(20,862)	(152,371)	(76,147)
Increase (decrease) in net assets from contract transactions	(460,083)	(2,412,655)	(2,195,860)
Total increase (decrease) in net assets	512,170	(1,137,774)	763,483
Net assets as of December 31, 2019	$4,554,720	$34,642,087	$16,200,199
Investment income (loss):
Dividend distributions	48,982	826,128	406,924
Investment Expenses:
Mortality and expense risk and administrative charges	(31,284)	(343,883)	(114,109)
Net investment income (loss)	17,698	482,245	292,815
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	142,160
Realized capital gain (loss) on investments	54,081	1,197,581	404,708
Change in unrealized appreciation (depreciation)	956,605	3,376,120	(295,299)
Net gain (loss) on investments	1,010,686	4,573,701	251,569
Net increase (decrease) in net assets from operations	1,028,384	5,055,946	544,384
Contract owner transactions:
Variable annuity deposits	39,721	807,118	429,084
Terminations, withdrawals and annuity payments	(488,056)	(4,200,357)	(1,660,048)
Transfers between subaccounts, net	(455,765)	12,915,567	(877,232)
Maintenance charges and mortality adjustments	(17,922)	(149,580)	(65,798)
Increase (decrease) in net assets from contract transactions	(922,022)	9,372,748	(2,173,994)
Total increase (decrease) in net assets	106,362	14,428,694	(1,629,610)
Net assets as of December 31, 2020	$4,661,082	$49,070,781	$14,570,589

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim World Equity Income	Invesco American Franchise	Invesco Comstock
Net assets as of December 31, 2018	$5,147,308	$1,165,617	$9,056,438
Investment income (loss):
Dividend distributions	129,332	-	207,310
Investment Expenses:
Mortality and expense risk and administrative charges	(50,898)	(12,376)	(89,365)
Net investment income (loss)	78,434	(12,376)	117,945
Increase (decrease) in net assets from operations:
Capital gain distributions	14,783	94,578	531,147
Realized capital gain (loss) on investments	86,592	37,896	251,611
Change in unrealized appreciation (depreciation)	820,371	280,552	1,209,818
Net gain (loss) on investments	921,746	413,026	1,992,576
Net increase (decrease) in net assets from operations	1,000,180	400,650	2,110,521
Contract owner transactions:
Variable annuity deposits	177,539	29,212	313,499
Terminations, withdrawals and annuity payments	(546,659)	(104,139)	(899,628)
Transfers between subaccounts, net	36,039	(14,921)	(39,392)
Maintenance charges and mortality adjustments	(14,829)	(4,226)	(24,447)
Increase (decrease) in net assets from contract transactions	(347,910)	(94,074)	(649,968)
Total increase (decrease) in net assets	652,270	306,576	1,460,553
Net assets as of December 31, 2019	$5,799,578	$1,472,193	$10,516,991
Investment income (loss):
Dividend distributions	76,870	-	180,002
Investment Expenses:
Mortality and expense risk and administrative charges	(42,146)	(16,229)	(71,099)
Net investment income (loss)	34,724	(16,229)	108,903
Increase (decrease) in net assets from operations:
Capital gain distributions	7,920	180,587	-
Realized capital gain (loss) on investments	117,543	45,046	(104,697)
Change in unrealized appreciation (depreciation)	32,125	485,965	(484,465)
Net gain (loss) on investments	157,588	711,598	(589,162)
Net increase (decrease) in net assets from operations	192,312	695,369	(480,259)
Contract owner transactions:
Variable annuity deposits	117,342	29,222	208,168
Terminations, withdrawals and annuity payments	(451,662)	(81,776)	(702,096)
Transfers between subaccounts, net	(772,513)	130,532	(1,278,108)
Maintenance charges and mortality adjustments	(10,941)	(5,264)	(18,853)
Increase (decrease) in net assets from contract transactions	(1,117,774)	72,714	(1,790,889)
Total increase (decrease) in net assets	(925,462)	768,083	(2,271,148)
Net assets as of December 31, 2020	$4,874,116	$2,240,276	$8,245,843

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Developing Markets (a)	Invesco Discovery (a)	Invesco Discovery Mid Cap Growth
Net assets as of December 31, 2018	$235,829	$194,693	$686,393
Investment income (loss):
Dividend distributions	709	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,434)	(1,471)	(6,835)
Net investment income (loss)	(1,725)	(1,471)	(6,835)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,744	8,731	146,945
Realized capital gain (loss) on investments	3,501	(6,974)	10,777
Change in unrealized appreciation (depreciation)	47,032	54,295	61,283
Net gain (loss) on investments	56,277	56,052	219,005
Net increase (decrease) in net assets from operations	54,552	54,581	212,170
Contract owner transactions:
Variable annuity deposits	15,349	5,767	11,694
Terminations, withdrawals and annuity payments	(6,709)	(58,680)	(89,114)
Transfers between subaccounts, net	14,202	(50,709)	(49,010)
Maintenance charges and mortality adjustments	(1,423)	(907)	(2,686)
Increase (decrease) in net assets from contract transactions	21,419	(104,529)	(129,116)
Total increase (decrease) in net assets	75,971	(49,948)	83,054
Net assets as of December 31, 2019	$311,800	$144,745	$769,447
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,608)	(1,282)	(9,132)
Net investment income (loss)	(2,608)	(1,282)	(9,132)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	18,598	41,233
Realized capital gain (loss) on investments	7,155	2,470	(17,296)
Change in unrealized appreciation (depreciation)	41,492	36,957	378,748
Net gain (loss) on investments	48,647	58,025	402,685
Net increase (decrease) in net assets from operations	46,039	56,743	393,553
Contract owner transactions:
Variable annuity deposits	14,359	4,494	14,976
Terminations, withdrawals and annuity payments	(36,726)	(13,217)	(101,767)
Transfers between subaccounts, net	941	(7,698)	130,100
Maintenance charges and mortality adjustments	(1,649)	(388)	(3,173)
Increase (decrease) in net assets from contract transactions	(23,075)	(16,809)	40,136
Total increase (decrease) in net assets	22,964	39,934	433,689
Net assets as of December 31, 2020	$334,764	$184,679	$1,203,136

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Energy	Invesco Equity and Income	Invesco Global (a)
Net assets as of December 31, 2018	$57,013	$7,701,609	$430,423
Investment income (loss):
Dividend distributions	564	157,751	2,644
Investment Expenses:
Mortality and expense risk and administrative charges	(424)	(76,173)	(4,654)
Net investment income (loss)	140	81,578	(2,010)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	363,428	4,100
Realized capital gain (loss) on investments	(13,296)	26,991	10,968
Change in unrealized appreciation (depreciation)	17,079	957,047	119,163
Net gain (loss) on investments	3,783	1,347,466	134,231
Net increase (decrease) in net assets from operations	3,923	1,429,044	132,221
Contract owner transactions:
Variable annuity deposits	3,801	274,053	26,783
Terminations, withdrawals and annuity payments	(24,306)	(682,928)	(9,577)
Transfers between subaccounts, net	(1,406)	68	(86,696)
Maintenance charges and mortality adjustments	(1,199)	(27,179)	(1,842)
Increase (decrease) in net assets from contract transactions	(23,110)	(435,986)	(71,332)
Total increase (decrease) in net assets	(19,187)	993,058	60,889
Net assets as of December 31, 2019	$37,826	$8,694,667	$491,312
Investment income (loss):
Dividend distributions	254	146,646	-
Investment Expenses:
Mortality and expense risk and administrative charges	(184)	(73,430)	(4,150)
Net investment income (loss)	70	73,216	(4,150)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	116,227	29,241
Realized capital gain (loss) on investments	(27,684)	11,186	4,143
Change in unrealized appreciation (depreciation)	16,028	559,759	77,194
Net gain (loss) on investments	(11,656)	687,172	110,578
Net increase (decrease) in net assets from operations	(11,586)	760,388	106,428
Contract owner transactions:
Variable annuity deposits	5,850	282,816	32,092
Terminations, withdrawals and annuity payments	(15,435)	(765,201)	(59,018)
Transfers between subaccounts, net	(4,263)	38,265	(32,705)
Maintenance charges and mortality adjustments	(428)	(23,720)	(1,774)
Increase (decrease) in net assets from contract transactions	(14,276)	(467,840)	(61,405)
Total increase (decrease) in net assets	(25,862)	292,548	45,023
Net assets as of December 31, 2020	$11,964	$8,987,215	$536,335

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Gold & Special Minerals	Invesco Main Street Mid Cap	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)
Net assets as of December 31, 2018	$105,755	$1,185,111	$3,148,427
Investment income (loss):
Dividend distributions	-	3,704	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,075)	(11,852)	(30,611)
Net investment income (loss)	(1,075)	(8,148)	(30,611)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	236,095	619,808
Realized capital gain (loss) on investments	(1,876)	(27,091)	(12,005)
Change in unrealized appreciation (depreciation)	38,705	79,506	466,963
Net gain (loss) on investments	36,829	288,510	1,074,766
Net increase (decrease) in net assets from operations	35,754	280,362	1,044,155
Contract owner transactions:
Variable annuity deposits	2,848	30,392	526,342
Terminations, withdrawals and annuity payments	(4,764)	(128,557)	(466,331)
Transfers between subaccounts, net	(1,934)	8,903	228,515
Maintenance charges and mortality adjustments	(549)	(3,791)	(18,111)
Increase (decrease) in net assets from contract transactions	(4,399)	(93,053)	270,415
Total increase (decrease) in net assets	31,355	187,309	1,314,570
Net assets as of December 31, 2019	$137,110	$1,372,420	$4,462,997
Investment income (loss):
Dividend distributions	10,660	2,767	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,455)	(11,526)	(33,509)
Net investment income (loss)	9,205	(8,759)	(33,509)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	32,093	1,217,682
Realized capital gain (loss) on investments	2,705	(556,023)	(1,289,933)
Change in unrealized appreciation (depreciation)	36,505	648,792	1,471,849
Net gain (loss) on investments	39,210	124,862	1,399,598
Net increase (decrease) in net assets from operations	48,415	116,103	1,366,089
Contract owner transactions:
Variable annuity deposits	2,219	32,200	82,435
Terminations, withdrawals and annuity payments	(973)	(131,442)	(406,122)
Transfers between subaccounts, net	(1,962)	123,773	(320,462)
Maintenance charges and mortality adjustments	(404)	(3,326)	(16,916)
Increase (decrease) in net assets from contract transactions	(1,120)	21,205	(661,065)
Total increase (decrease) in net assets	47,295	137,308	705,024
Net assets as of December 31, 2020	$184,405	$1,509,728	$5,168,021

(b) Merger. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco Oppenheimer V.I. International Growth Fund
Net assets as of December 31, 2018	$3,502,919	$30,061	$613,784
Investment income (loss):
Dividend distributions	25,934	1,059	5,154
Investment Expenses:
Mortality and expense risk and administrative charges	(34,713)	(175)	(3,475)
Net investment income (loss)	(8,779)	884	1,679
Increase (decrease) in net assets from operations:
Capital gain distributions	585,690	-	35,635
Realized capital gain (loss) on investments	(26,539)	(732)	(1,514)
Change in unrealized appreciation (depreciation)	593,821	2,422	141,408
Net gain (loss) on investments	1,152,972	1,690	175,529
Net increase (decrease) in net assets from operations	1,144,193	2,574	177,208
Contract owner transactions:
Variable annuity deposits	198,205	-	-
Terminations, withdrawals and annuity payments	(259,094)	(1,663)	(10,189)
Transfers between subaccounts, net	191,644	616	40,098
Maintenance charges and mortality adjustments	(12,042)	-	-
Increase (decrease) in net assets from contract transactions	118,713	(1,047)	29,909
Total increase (decrease) in net assets	1,262,906	1,527	207,117
Net assets as of December 31, 2019	$4,765,825	$31,588	$820,901
Investment income (loss):
Dividend distributions	19,919	1,595	4,534
Investment Expenses:
Mortality and expense risk and administrative charges	(36,272)	(136)	(2,646)
Net investment income (loss)	(16,353)	1,459	1,888
Increase (decrease) in net assets from operations:
Capital gain distributions	165,184	-	9,527
Realized capital gain (loss) on investments	(66,729)	(106)	(20,016)
Change in unrealized appreciation (depreciation)	955,155	(670)	134,673
Net gain (loss) on investments	1,053,610	(776)	124,184
Net increase (decrease) in net assets from operations	1,037,257	683	126,072
Contract owner transactions:
Variable annuity deposits	127,853	-	-
Terminations, withdrawals and annuity payments	(201,239)	(1,394)	(100,709)
Transfers between subaccounts, net	(470,837)	-	(17,708)
Maintenance charges and mortality adjustments	(12,339)	(23)	(305)
Increase (decrease) in net assets from contract transactions	(556,562)	(1,417)	(118,722)
Total increase (decrease) in net assets	480,695	(734)	7,350
Net assets as of December 31, 2020	$5,246,520	$30,854	$828,251

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Oppenheimer V.I. Main Street Small Cap Fund	Invesco Oppenheimer V.I. Total Return Bond Fund	Invesco Small Cap Growth (d)
Net assets as of December 31, 2018	$12,081,027	$28,082,283	$2,200,412
Investment income (loss):
Dividend distributions	-	1,002,961	-
Investment Expenses:
Mortality and expense risk and administrative charges	(128,138)	(268,546)	(22,091)
Net investment income (loss)	(128,138)	734,415	(22,091)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,300,588	-	201,179
Realized capital gain (loss) on investments	(227,748)	73,941	53,969
Change in unrealized appreciation (depreciation)	2,035,505	1,656,941	262,675
Net gain (loss) on investments	3,108,345	1,730,882	517,823
Net increase (decrease) in net assets from operations	2,980,207	2,465,297	495,732
Contract owner transactions:
Variable annuity deposits	256,793	977,262	3,630
Terminations, withdrawals and annuity payments	(1,765,590)	(4,385,948)	(142,970)
Transfers between subaccounts, net	809,610	(1,893,036)	(109,401)
Maintenance charges and mortality adjustments	(74,348)	(120,529)	(5,909)
Increase (decrease) in net assets from contract transactions	(773,535)	(5,422,251)	(254,650)
Total increase (decrease) in net assets	2,206,672	(2,956,954)	241,082
Net assets as of December 31, 2019	$14,287,699	$25,125,329	$2,441,494
Investment income (loss):
Dividend distributions	44,087	555,613	-
Investment Expenses:
Mortality and expense risk and administrative charges	(115,368)	(201,588)	(22,788)
Net investment income (loss)	(71,281)	354,025	(22,788)
Increase (decrease) in net assets from operations:
Capital gain distributions	175,804	-	422,974
Realized capital gain (loss) on investments	(550,503)	1,116,198	62,225
Change in unrealized appreciation (depreciation)	2,488,098	418,571	761,274
Net gain (loss) on investments	2,113,399	1,534,769	1,246,473
Net increase (decrease) in net assets from operations	2,042,118	1,888,794	1,223,685
Contract owner transactions:
Variable annuity deposits	301,628	224,184	2,291
Terminations, withdrawals and annuity payments	(1,187,102)	(2,912,502)	(173,817)
Transfers between subaccounts, net	(791,816)	(4,849,217)	(118,933)
Maintenance charges and mortality adjustments	(67,008)	(83,118)	(5,968)
Increase (decrease) in net assets from contract transactions	(1,744,298)	(7,620,653)	(296,427)
Total increase (decrease) in net assets	297,820	(5,731,859)	927,258
Net assets as of December 31, 2020	$14,585,519	$19,393,470	$3,368,752

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco Technology	Invesco V.I. American Franchise Series I	Invesco V.I. American Franchise Series II
Net assets as of December 31, 2018	$901,959	$1,279,121	$10,358
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,605)	(21,804)	(821)
Net investment income (loss)	(9,605)	(21,804)	(821)
Increase (decrease) in net assets from operations:
Capital gain distributions	102,671	218,347	1,184
Realized capital gain (loss) on investments	13,997	65,059	103
Change in unrealized appreciation (depreciation)	198,166	164,381	21,733
Net gain (loss) on investments	314,834	447,787	23,020
Net increase (decrease) in net assets from operations	305,229	425,983	22,199
Contract owner transactions:
Variable annuity deposits	25,612	-	155,357
Terminations, withdrawals and annuity payments	(24,317)	(583,154)	(10,590)
Transfers between subaccounts, net	(22,046)	318,433	42,125
Maintenance charges and mortality adjustments	(2,805)	(10,559)	(87)
Increase (decrease) in net assets from contract transactions	(23,556)	(275,280)	186,805
Total increase (decrease) in net assets	281,673	150,703	209,004
Net assets as of December 31, 2019	$1,183,632	$1,429,824	$219,362
Investment income (loss):
Dividend distributions	-	1,026	-
Investment Expenses:
Mortality and expense risk and administrative charges	(11,221)	(21,452)	(2,812)
Net investment income (loss)	(11,221)	(20,426)	(2,812)
Increase (decrease) in net assets from operations:
Capital gain distributions	98,344	107,090	14,794
Realized capital gain (loss) on investments	76,880	64,683	(1,943)
Change in unrealized appreciation (depreciation)	303,572	364,704	44,940
Net gain (loss) on investments	478,796	536,477	57,791
Net increase (decrease) in net assets from operations	467,575	516,051	54,979
Contract owner transactions:
Variable annuity deposits	22,098	13,615	8,619
Terminations, withdrawals and annuity payments	(152,368)	(148,919)	(3,513)
Transfers between subaccounts, net	(20,486)	(107,656)	(51,470)
Maintenance charges and mortality adjustments	(3,119)	(11,958)	(207)
Increase (decrease) in net assets from contract transactions	(153,875)	(254,918)	(46,571)
Total increase (decrease) in net assets	313,700	261,133	8,408
Net assets as of December 31, 2020	$1,497,332	$1,690,957	$227,770

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. American Value	Invesco V.I. Balanced-Risk Allocation	Invesco V.I. Comstock
Net assets as of December 31, 2018	$410,444	$19,778	$17,085,256
Investment income (loss):
Dividend distributions	1,870	-	331,970
Investment Expenses:
Mortality and expense risk and administrative charges	(6,477)	(236)	(150,210)
Net investment income (loss)	(4,607)	(236)	181,760
Increase (decrease) in net assets from operations:
Capital gain distributions	33,229	-	2,534,888
Realized capital gain (loss) on investments	(6,734)	(380)	45,830
Change in unrealized appreciation (depreciation)	70,663	3,486	1,375,844
Net gain (loss) on investments	97,158	3,106	3,956,562
Net increase (decrease) in net assets from operations	92,551	2,870	4,138,322
Contract owner transactions:
Variable annuity deposits	600	1,988	928,983
Terminations, withdrawals and annuity payments	(13,033)	(70)	(2,141,283)
Transfers between subaccounts, net	(22,774)	12,745	3,439,586
Maintenance charges and mortality adjustments	(814)	(17)	(91,437)
Increase (decrease) in net assets from contract transactions	(36,021)	14,646	2,135,849
Total increase (decrease) in net assets	56,530	17,516	6,274,171
Net assets as of December 31, 2019	$466,974	$37,294	$23,359,427
Investment income (loss):
Dividend distributions	1,644	2,489	175,630
Investment Expenses:
Mortality and expense risk and administrative charges	(4,595)	(377)	(91,787)
Net investment income (loss)	(2,951)	2,112	83,843
Increase (decrease) in net assets from operations:
Capital gain distributions	2,509	1,663	218,374
Realized capital gain (loss) on investments	(55,170)	50	(1,819,431)
Change in unrealized appreciation (depreciation)	21,296	(988)	(523,903)
Net gain (loss) on investments	(31,365)	725	(2,124,960)
Net increase (decrease) in net assets from operations	(34,316)	2,837	(2,041,117)
Contract owner transactions:
Variable annuity deposits	-	-	209,277
Terminations, withdrawals and annuity payments	(59,657)	(559)	(1,222,139)
Transfers between subaccounts, net	(76,679)	(4,590)	(11,363,397)
Maintenance charges and mortality adjustments	(728)	(57)	(48,044)
Increase (decrease) in net assets from contract transactions	(137,064)	(5,206)	(12,424,303)
Total increase (decrease) in net assets	(171,380)	(2,369)	(14,465,420)
Net assets as of December 31, 2020	$295,594	$34,925	$8,894,007

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Core Equity	Invesco V.I. Equity and Income	Invesco V.I. Global Core Equity
Net assets as of December 31, 2018	$9,295	$8,891,390	$10,533
Investment income (loss):
Dividend distributions	19	216,957	306
Investment Expenses:
Mortality and expense risk and administrative charges	(48)	(75,818)	(223)
Net investment income (loss)	(29)	141,139	83
Increase (decrease) in net assets from operations:
Capital gain distributions	1,272	676,230	1,906
Realized capital gain (loss) on investments	(21)	46,721	9
Change in unrealized appreciation (depreciation)	1,374	766,459	1,613
Net gain (loss) on investments	2,625	1,489,410	3,528
Net increase (decrease) in net assets from operations	2,596	1,630,549	3,611
Contract owner transactions:
Variable annuity deposits	-	194,770	14,640
Terminations, withdrawals and annuity payments	(105)	(828,989)	(43)
Transfers between subaccounts, net	-	(323,922)	-
Maintenance charges and mortality adjustments	-	(40,307)	-
Increase (decrease) in net assets from contract transactions	(105)	(998,448)	14,597
Total increase (decrease) in net assets	2,491	632,101	18,208
Net assets as of December 31, 2019	$11,786	$9,523,491	$28,741
Investment income (loss):
Dividend distributions	127	228,558	303
Investment Expenses:
Mortality and expense risk and administrative charges	(42)	(80,792)	(233)
Net investment income (loss)	85	147,766	70
Increase (decrease) in net assets from operations:
Capital gain distributions	2,745	472,491	-
Realized capital gain (loss) on investments	(23)	(21,791)	8
Change in unrealized appreciation (depreciation)	(1,278)	449,818	3,390
Net gain (loss) on investments	1,444	900,518	3,398
Net increase (decrease) in net assets from operations	1,529	1,048,284	3,468
Contract owner transactions:
Variable annuity deposits	-	368,426	-
Terminations, withdrawals and annuity payments	(112)	(1,263,843)	-
Transfers between subaccounts, net	-	1,300,835	-
Maintenance charges and mortality adjustments	(10)	(42,219)	(14)
Increase (decrease) in net assets from contract transactions	(122)	363,199	(14)
Total increase (decrease) in net assets	1,407	1,411,483	3,454
Net assets as of December 31, 2020	$13,193	$10,934,974	$32,195

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Global Real Estate Series I	Invesco V.I. Global Real Estate Series II	Invesco V.I. Government Money Market (c)
Net assets as of December 31, 2018	$10,358,872	$325,340	$46,517,928
Investment income (loss):
Dividend distributions	485,473	13,366	558,432
Investment Expenses:
Mortality and expense risk and administrative charges	(92,481)	(2,625)	(270,705)
Net investment income (loss)	392,992	10,741	287,727
Increase (decrease) in net assets from operations:
Capital gain distributions	12,413	458	-
Realized capital gain (loss) on investments	167,729	7,723	-
Change in unrealized appreciation (depreciation)	1,589,110	58,268	-
Net gain (loss) on investments	1,769,252	66,449	-
Net increase (decrease) in net assets from operations	2,162,244	77,190	287,727
Contract owner transactions:
Variable annuity deposits	251,878	-	4,571,414
Terminations, withdrawals and annuity payments	(1,651,206)	(142,040)	(7,987,764)
Transfers between subaccounts, net	(146,118)	100,970	(16,037,173)
Maintenance charges and mortality adjustments	(56,351)	(101)	(155,707)
Increase (decrease) in net assets from contract transactions	(1,601,797)	(41,171)	(19,609,230)
Total increase (decrease) in net assets	560,447	36,019	(19,321,503)
Net assets as of December 31, 2019	$10,919,319	$361,359	$27,196,425
Investment income (loss):
Dividend distributions	391,612	11,349	59,170
Investment Expenses:
Mortality and expense risk and administrative charges	(61,176)	(1,077)	(296,856)
Net investment income (loss)	330,436	10,272	(237,686)
Increase (decrease) in net assets from operations:
Capital gain distributions	218,736	6,915	-
Realized capital gain (loss) on investments	(98,939)	(12,545)	-
Change in unrealized appreciation (depreciation)	(1,781,198)	(40,239)	-
Net gain (loss) on investments	(1,661,401)	(45,869)	-
Net increase (decrease) in net assets from operations	(1,330,965)	(35,597)	(237,686)
Contract owner transactions:
Variable annuity deposits	145,765	-	2,253,209
Terminations, withdrawals and annuity payments	(927,460)	(84,704)	(6,225,475)
Transfers between subaccounts, net	(750,889)	20,105	9,803,156
Maintenance charges and mortality adjustments	(37,243)	(251)	(158,267)
Increase (decrease) in net assets from contract transactions	(1,569,827)	(64,850)	5,672,623
Total increase (decrease) in net assets	(2,900,792)	(100,447)	5,434,937
Net assets as of December 31, 2020	$8,018,527	$260,912	$32,631,362

(c) Liquidation. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Government Securities	Invesco V.I. Growth and Income	Invesco V.I. Health Care Series I
Net assets as of December 31, 2018	$12,813,740	$17,639	$9,358,238
Investment income (loss):
Dividend distributions	294,693	317	4,381
Investment Expenses:
Mortality and expense risk and administrative charges	(115,083)	(211)	(69,634)
Net investment income (loss)	179,610	106	(65,253)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,244	243,482
Realized capital gain (loss) on investments	14,547	(56)	(641,838)
Change in unrealized appreciation (depreciation)	474,672	1,847	2,335,611
Net gain (loss) on investments	489,219	4,035	1,937,255
Net increase (decrease) in net assets from operations	668,829	4,141	1,872,002
Contract owner transactions:
Variable annuity deposits	263,331	-	151,340
Terminations, withdrawals and annuity payments	(1,500,377)	(109)	(1,116,082)
Transfers between subaccounts, net	(607,357)	-	(1,582,505)
Maintenance charges and mortality adjustments	(77,035)	-	(41,775)
Increase (decrease) in net assets from contract transactions	(1,921,438)	(109)	(2,589,022)
Total increase (decrease) in net assets	(1,252,609)	4,032	(717,020)
Net assets as of December 31, 2019	$11,561,131	$21,671	$8,641,218
Investment income (loss):
Dividend distributions	310,137	227	27,248
Investment Expenses:
Mortality and expense risk and administrative charges	(132,294)	(179)	(67,247)
Net investment income (loss)	177,843	48	(39,999)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	192	207,420
Realized capital gain (loss) on investments	397,777	(37,617)	239,492
Change in unrealized appreciation (depreciation)	375,818	916	642,364
Net gain (loss) on investments	773,595	(36,509)	1,089,276
Net increase (decrease) in net assets from operations	951,438	(36,461)	1,049,277
Contract owner transactions:
Variable annuity deposits	84,121	-	155,693
Terminations, withdrawals and annuity payments	(1,302,580)	-	(978,665)
Transfers between subaccounts, net	2,947,495	27,862	717,458
Maintenance charges and mortality adjustments	(79,402)	-	(38,733)
Increase (decrease) in net assets from contract transactions	1,649,634	27,862	(144,247)
Total increase (decrease) in net assets	2,601,072	(8,599)	905,030
Net assets as of December 31, 2020	$14,162,203	$13,072	$9,546,248

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Health Care Series II	Invesco V.I. High Yield	Invesco V.I. International Growth
Net assets as of December 31, 2018	$175,452	$76,962	$31,963,545
Investment income (loss):
Dividend distributions	-	1,409	414,515
Investment Expenses:
Mortality and expense risk and administrative charges	(2,015)	(194)	(317,627)
Net investment income (loss)	(2,015)	1,215	96,888
Increase (decrease) in net assets from operations:
Capital gain distributions	5,532	-	2,083,432
Realized capital gain (loss) on investments	(385)	(1,504)	1,142,411
Change in unrealized appreciation (depreciation)	58,042	5,880	5,084,653
Net gain (loss) on investments	63,189	4,376	8,310,496
Net increase (decrease) in net assets from operations	61,174	5,591	8,407,384
Contract owner transactions:
Variable annuity deposits	-	-	739,348
Terminations, withdrawals and annuity payments	(4,474)	(1,078)	(4,378,887)
Transfers between subaccounts, net	140,747	(41,142)	(3,299,968)
Maintenance charges and mortality adjustments	(319)	-	(174,411)
Increase (decrease) in net assets from contract transactions	135,954	(42,220)	(7,113,918)
Total increase (decrease) in net assets	197,128	(36,629)	1,293,466
Net assets as of December 31, 2019	$372,580	$40,333	$33,257,011
Investment income (loss):
Dividend distributions	108	1,418	499,537
Investment Expenses:
Mortality and expense risk and administrative charges	(1,895)	(97)	(222,706)
Net investment income (loss)	(1,787)	1,321	276,831
Increase (decrease) in net assets from operations:
Capital gain distributions	2,845	-	544,513
Realized capital gain (loss) on investments	(7,889)	(1,936)	1,629,385
Change in unrealized appreciation (depreciation)	(17,278)	(846)	1,348,640
Net gain (loss) on investments	(22,322)	(2,782)	3,522,538
Net increase (decrease) in net assets from operations	(24,109)	(1,461)	3,799,369
Contract owner transactions:
Variable annuity deposits	-	-	290,913
Terminations, withdrawals and annuity payments	(1,392)	(397)	(2,629,375)
Transfers between subaccounts, net	(225,679)	(12,367)	(5,935,539)
Maintenance charges and mortality adjustments	(334)	(21)	(111,248)
Increase (decrease) in net assets from contract transactions	(227,405)	(12,785)	(8,385,249)
Total increase (decrease) in net assets	(251,514)	(14,246)	(4,585,880)
Net assets as of December 31, 2020	$121,066	$26,087	$28,671,131

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Core Equity	Invesco V.I. S&P 500 Index
Net assets as of December 31, 2018	$168,131	$5,886,568	$384,924
Investment income (loss):
Dividend distributions	2,080	21,155	4,210
Investment Expenses:
Mortality and expense risk and administrative charges	(852)	(84,138)	(2,110)
Net investment income (loss)	1,228	(62,983)	2,100
Increase (decrease) in net assets from operations:
Capital gain distributions	7,212	1,085,389	35,341
Realized capital gain (loss) on investments	(621)	(70,882)	(4,657)
Change in unrealized appreciation (depreciation)	22,203	803,492	60,481
Net gain (loss) on investments	28,794	1,817,999	91,165
Net increase (decrease) in net assets from operations	30,022	1,755,016	93,265
Contract owner transactions:
Variable annuity deposits	12,395	229,782	54,919
Terminations, withdrawals and annuity payments	(2,165)	(1,154,808)	(135,447)
Transfers between subaccounts, net	(239)	3,832,729	8,522
Maintenance charges and mortality adjustments	(441)	(38,490)	-
Increase (decrease) in net assets from contract transactions	9,550	2,869,213	(72,006)
Total increase (decrease) in net assets	39,572	4,624,229	21,259
Net assets as of December 31, 2019	$207,703	$10,510,797	$406,183
Investment income (loss):
Dividend distributions	1,413	48,374	6,884
Investment Expenses:
Mortality and expense risk and administrative charges	(424)	(85,297)	(2,385)
Net investment income (loss)	989	(36,923)	4,499
Increase (decrease) in net assets from operations:
Capital gain distributions	1,806	2,091,515	32,563
Realized capital gain (loss) on investments	(49,923)	(417,761)	1,293
Change in unrealized appreciation (depreciation)	17,889	(870,961)	29,998
Net gain (loss) on investments	(30,228)	802,793	63,854
Net increase (decrease) in net assets from operations	(29,239)	765,870	68,353
Contract owner transactions:
Variable annuity deposits	11,022	177,841	6
Terminations, withdrawals and annuity payments	(15,049)	(987,747)	(9,648)
Transfers between subaccounts, net	(93,119)	723,682	21,962
Maintenance charges and mortality adjustments	(165)	(39,802)	(97)
Increase (decrease) in net assets from contract transactions	(97,311)	(126,026)	12,223
Total increase (decrease) in net assets	(126,550)	639,844	80,576
Net assets as of December 31, 2020	$81,153	$11,150,641	$486,759

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Invesco V.I. Small Cap Equity	Invesco V.I. Value Opportunities	Invesco Value Opportunities
Net assets as of December 31, 2018	$14,230	$2,498,251	$1,864,779
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(79)	(23,329)	(18,849)
Net investment income (loss)	(79)	(23,329)	(18,849)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,284	582,657	41,852
Realized capital gain (loss) on investments	(75)	(95,178)	19,232
Change in unrealized appreciation (depreciation)	1,779	236,207	473,393
Net gain (loss) on investments	3,988	723,686	534,477
Net increase (decrease) in net assets from operations	3,909	700,357	515,628
Contract owner transactions:
Variable annuity deposits	-	120,745	39,305
Terminations, withdrawals and annuity payments	(97)	(338,412)	(160,466)
Transfers between subaccounts, net	1,125	(87,868)	(72,417)
Maintenance charges and mortality adjustments	-	(12,539)	(4,812)
Increase (decrease) in net assets from contract transactions	1,028	(318,074)	(198,390)
Total increase (decrease) in net assets	4,937	382,283	317,238
Net assets as of December 31, 2019	$19,167	$2,880,534	$2,182,017
Investment income (loss):
Dividend distributions	7	1,899	4,940
Investment Expenses:
Mortality and expense risk and administrative charges	(80)	(18,054)	(16,102)
Net investment income (loss)	(73)	(16,155)	(11,162)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,658	97,951	-
Realized capital gain (loss) on investments	(262)	(215,079)	6,751
Change in unrealized appreciation (depreciation)	6,193	196,196	75,222
Net gain (loss) on investments	8,589	79,068	81,973
Net increase (decrease) in net assets from operations	8,516	62,913	70,811
Contract owner transactions:
Variable annuity deposits	-	114,509	36,180
Terminations, withdrawals and annuity payments	(157)	(275,788)	(216,250)
Transfers between subaccounts, net	6,789	(156,334)	(65,299)
Maintenance charges and mortality adjustments	(26)	(9,961)	(4,690)
Increase (decrease) in net assets from contract transactions	6,606	(327,574)	(250,059)
Total increase (decrease) in net assets	15,122	(264,661)	(179,248)
Net assets as of December 31, 2020	$34,289	$2,615,873	$2,002,769

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy Asset Strategy	Ivy VIP Asset Strategy	Ivy VIP Balanced
Net assets as of December 31, 2018	$218,274	$471,384	$63,333
Investment income (loss):
Dividend distributions	5,083	13,681	1,224
Investment Expenses:
Mortality and expense risk and administrative charges	(2,206)	(5,431)	(320)
Net investment income (loss)	2,877	8,250	904
Increase (decrease) in net assets from operations:
Capital gain distributions	9,211	25,945	5,513
Realized capital gain (loss) on investments	(3,253)	(1,590)	(34)
Change in unrealized appreciation (depreciation)	36,008	73,762	7,261
Net gain (loss) on investments	41,966	98,117	12,740
Net increase (decrease) in net assets from operations	44,843	106,367	13,644
Contract owner transactions:
Variable annuity deposits	13,578	146,978	-
Terminations, withdrawals and annuity payments	(14,163)	(37,930)	-
Transfers between subaccounts, net	(1,177)	(7,490)	-
Maintenance charges and mortality adjustments	(508)	(1,534)	-
Increase (decrease) in net assets from contract transactions	(2,270)	100,024	-
Total increase (decrease) in net assets	42,573	206,391	13,644
Net assets as of December 31, 2019	$260,847	$677,775	$76,977
Investment income (loss):
Dividend distributions	3,955	20,618	1,065
Investment Expenses:
Mortality and expense risk and administrative charges	(2,041)	(7,172)	(501)
Net investment income (loss)	1,914	13,446	564
Increase (decrease) in net assets from operations:
Capital gain distributions	2,441	16,612	4,058
Realized capital gain (loss) on investments	(17,237)	4,905	(27)
Change in unrealized appreciation (depreciation)	34,099	120,522	10,830
Net gain (loss) on investments	19,303	142,039	14,861
Net increase (decrease) in net assets from operations	21,217	155,485	15,425
Contract owner transactions:
Variable annuity deposits	12,015	288,742	-
Terminations, withdrawals and annuity payments	(42,794)	(42,007)	-
Transfers between subaccounts, net	(13,848)	36,575	48,170
Maintenance charges and mortality adjustments	(467)	(2,217)	(68)
Increase (decrease) in net assets from contract transactions	(45,094)	281,093	48,102
Total increase (decrease) in net assets	(23,877)	436,578	63,527
Net assets as of December 31, 2020	$236,970	$1,114,353	$140,504

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Core Equity	Ivy VIP Energy	Ivy VIP Global Bond
Net assets as of December 31, 2018	$94,428	$165,899	$129,732
Investment income (loss):
Dividend distributions	621	-	5,285
Investment Expenses:
Mortality and expense risk and administrative charges	(494)	(1,090)	(680)
Net investment income (loss)	127	(1,090)	4,605
Increase (decrease) in net assets from operations:
Capital gain distributions	10,942	-	-
Realized capital gain (loss) on investments	(169)	(25,135)	16
Change in unrealized appreciation (depreciation)	17,750	32,276	7,085
Net gain (loss) on investments	28,523	7,141	7,101
Net increase (decrease) in net assets from operations	28,650	6,051	11,706
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(1,013)	(18,749)	(3,023)
Transfers between subaccounts, net	-	(33,404)	(21,790)
Maintenance charges and mortality adjustments	-	(45)	-
Increase (decrease) in net assets from contract transactions	(1,013)	(52,198)	(24,813)
Total increase (decrease) in net assets	27,637	(46,147)	(13,107)
Net assets as of December 31, 2019	$122,065	$119,752	$116,625
Investment income (loss):
Dividend distributions	662	1,240	4,679
Investment Expenses:
Mortality and expense risk and administrative charges	(450)	(432)	(240)
Net investment income (loss)	212	808	4,439
Increase (decrease) in net assets from operations:
Capital gain distributions	6,719	-	-
Realized capital gain (loss) on investments	(69)	(7,381)	(2,448)
Change in unrealized appreciation (depreciation)	18,651	(38,716)	(716)
Net gain (loss) on investments	25,301	(46,097)	(3,164)
Net increase (decrease) in net assets from operations	25,513	(45,289)	1,275
Contract owner transactions:
Variable annuity deposits	-	3	-
Terminations, withdrawals and annuity payments	(900)	(1,679)	(104,285)
Transfers between subaccounts, net	-	(1,214)	-
Maintenance charges and mortality adjustments	(26)	(15)	(11)
Increase (decrease) in net assets from contract transactions	(926)	(2,905)	(104,296)
Total increase (decrease) in net assets	24,587	(48,194)	(103,021)
Net assets as of December 31, 2020	$146,652	$71,558	$13,604

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Global Equity Income	Ivy VIP Global Growth	Ivy VIP Growth
Net assets as of December 31, 2018	$27,631	$204,934	$212,377
Investment income (loss):
Dividend distributions	865	1,511	-
Investment Expenses:
Mortality and expense risk and administrative charges	(138)	(2,148)	(1,166)
Net investment income (loss)	727	(637)	(1,166)
Increase (decrease) in net assets from operations:
Capital gain distributions	7,954	153,575	65,529
Realized capital gain (loss) on investments	(30)	(377)	(5,675)
Change in unrealized appreciation (depreciation)	(2,408)	(51,898)	13,878
Net gain (loss) on investments	5,516	101,300	73,732
Net increase (decrease) in net assets from operations	6,243	100,663	72,566
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(949)
Transfers between subaccounts, net	-	382,312	(55,777)
Maintenance charges and mortality adjustments	-	-	(375)
Increase (decrease) in net assets from contract transactions	-	382,312	(57,101)
Total increase (decrease) in net assets	6,243	482,975	15,465
Net assets as of December 31, 2019	$33,874	$687,909	$227,842
Investment income (loss):
Dividend distributions	786	2,822	-
Investment Expenses:
Mortality and expense risk and administrative charges	(112)	(2,506)	(753)
Net investment income (loss)	674	316	(753)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	31,119
Realized capital gain (loss) on investments	(49)	(366)	2,596
Change in unrealized appreciation (depreciation)	310	138,551	25,327
Net gain (loss) on investments	261	138,185	59,042
Net increase (decrease) in net assets from operations	935	138,501	58,289
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(871)
Transfers between subaccounts, net	-	-	(91,872)
Maintenance charges and mortality adjustments	(27)	(1)	(478)
Increase (decrease) in net assets from contract transactions	(27)	(1)	(93,221)
Total increase (decrease) in net assets	908	138,500	(34,932)
Net assets as of December 31, 2020	$34,782	$826,409	$192,910

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP High Income	Ivy VIP International Core Equity	Ivy VIP Limited-Term Bond
Net assets as of December 31, 2018	$581,155	$512,068	$-
Investment income (loss):
Dividend distributions	38,748	8,374	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,785)	(3,338)	-
Net investment income (loss)	29,963	5,036	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	43,962	-
Realized capital gain (loss) on investments	(2,140)	(9,677)	-
Change in unrealized appreciation (depreciation)	28,724	46,959	-
Net gain (loss) on investments	26,584	81,244	-
Net increase (decrease) in net assets from operations	56,547	86,280	-
Contract owner transactions:
Variable annuity deposits	58,948	-	-
Terminations, withdrawals and annuity payments	(16,889)	(33,902)	-
Transfers between subaccounts, net	(51,496)	(28,072)	-
Maintenance charges and mortality adjustments	(7)	(396)	-
Increase (decrease) in net assets from contract transactions	(9,444)	(62,370)	-
Total increase (decrease) in net assets	47,103	23,910	-
Net assets as of December 31, 2019	$628,258	$535,978	$-
Investment income (loss):
Dividend distributions	141,298	10,225	7
Investment Expenses:
Mortality and expense risk and administrative charges	(8,300)	(2,765)	(3)
Net investment income (loss)	132,998	7,460	4
Increase (decrease) in net assets from operations:
Capital gain distributions	-	79	-
Realized capital gain (loss) on investments	(47,627)	(9,373)	141
Change in unrealized appreciation (depreciation)	54,805	30,577	-
Net gain (loss) on investments	7,178	21,283	141
Net increase (decrease) in net assets from operations	140,176	28,743	145
Contract owner transactions:
Variable annuity deposits	469	-	109
Terminations, withdrawals and annuity payments	(3,524)	(86)	-
Transfers between subaccounts, net	(229,029)	(89,887)	(254)
Maintenance charges and mortality adjustments	(144)	(515)	-
Increase (decrease) in net assets from contract transactions	(232,228)	(90,488)	(145)
Total increase (decrease) in net assets	(92,052)	(61,745)	-
Net assets as of December 31, 2020	$536,206	$474,233	$-

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Mid Cap Growth	Ivy VIP Natural Resources	Ivy VIP Science and Technology
Net assets as of December 31, 2018	$69,408	$-	$274,643
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(844)	-	(4,377)
Net investment income (loss)	(844)	-	(4,377)
Increase (decrease) in net assets from operations:
Capital gain distributions	32,178	-	33,579
Realized capital gain (loss) on investments	(9,289)	-	(1,511)
Change in unrealized appreciation (depreciation)	8,063	-	90,532
Net gain (loss) on investments	30,952	-	122,600
Net increase (decrease) in net assets from operations	30,108	-	118,223
Contract owner transactions:
Variable annuity deposits	69	-	14,005
Terminations, withdrawals and annuity payments	(148,743)	-	(13,737)
Transfers between subaccounts, net	107,804	-	(249)
Maintenance charges and mortality adjustments	-	-	(16)
Increase (decrease) in net assets from contract transactions	(40,870)	-	3
Total increase (decrease) in net assets	(10,762)	-	118,226
Net assets as of December 31, 2019	$58,646	$-	$392,869
Investment income (loss):
Dividend distributions	-	2,966	-
Investment Expenses:
Mortality and expense risk and administrative charges	(922)	(332)	(4,560)
Net investment income (loss)	(922)	2,634	(4,560)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,546	-	45,977
Realized capital gain (loss) on investments	1,181	1,927	12,251
Change in unrealized appreciation (depreciation)	50,794	40,129	42,972
Net gain (loss) on investments	56,521	42,056	101,200
Net increase (decrease) in net assets from operations	55,599	44,690	96,640
Contract owner transactions:
Variable annuity deposits	44,279	-	11,459
Terminations, withdrawals and annuity payments	(5,215)	(1,450)	(130,834)
Transfers between subaccounts, net	84,017	90,826	37,134
Maintenance charges and mortality adjustments	(74)	(212)	(65)
Increase (decrease) in net assets from contract transactions	123,007	89,164	(82,306)
Total increase (decrease) in net assets	178,606	133,854	14,334
Net assets as of December 31, 2020	$237,252	$133,854	$407,203

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Securian Real Estate Securities	Ivy VIP Small Cap Core	Ivy VIP Small Cap Growth
Net assets as of December 31, 2018	$48,493	$268,615	$168,719
Investment income (loss):
Dividend distributions	879	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(700)	(1,707)	(1,892)
Net investment income (loss)	179	(1,707)	(1,892)
Increase (decrease) in net assets from operations:
Capital gain distributions	246	57,086	12,647
Realized capital gain (loss) on investments	(151)	(6,301)	(5,906)
Change in unrealized appreciation (depreciation)	10,781	13,001	31,042
Net gain (loss) on investments	10,876	63,786	37,783
Net increase (decrease) in net assets from operations	11,055	62,079	35,891
Contract owner transactions:
Variable annuity deposits	2	-	-
Terminations, withdrawals and annuity payments	(705)	(924)	(840)
Transfers between subaccounts, net	(100)	(26,702)	(33,245)
Maintenance charges and mortality adjustments	-	(269)	(64)
Increase (decrease) in net assets from contract transactions	(803)	(27,895)	(34,149)
Total increase (decrease) in net assets	10,252	34,184	1,742
Net assets as of December 31, 2019	$58,745	$302,799	$170,461
Investment income (loss):
Dividend distributions	892	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(654)	(1,250)	(1,492)
Net investment income (loss)	238	(1,250)	(1,492)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,084	13,368	-
Realized capital gain (loss) on investments	(296)	(15,334)	(12,522)
Change in unrealized appreciation (depreciation)	(6,621)	16,942	62,711
Net gain (loss) on investments	(2,833)	14,976	50,189
Net increase (decrease) in net assets from operations	(2,595)	13,726	48,697
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(732)	(18,590)	(35,647)
Transfers between subaccounts, net	-	(21,406)	(4,011)
Maintenance charges and mortality adjustments	(9)	(395)	(89)
Increase (decrease) in net assets from contract transactions	(741)	(40,391)	(39,747)
Total increase (decrease) in net assets	(3,336)	(26,665)	8,950
Net assets as of December 31, 2020	$55,409	$276,134	$179,411

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Ivy VIP Value	Janus Henderson Mid Cap Value	Janus Henderson Overseas
Net assets as of December 31, 2018	$209,116	$125,604	$2,545,966
Investment income (loss):
Dividend distributions	1,834	888	44,704
Investment Expenses:
Mortality and expense risk and administrative charges	(981)	(1,152)	(24,924)
Net investment income (loss)	853	(264)	19,780
Increase (decrease) in net assets from operations:
Capital gain distributions	12,497	1,916	-
Realized capital gain (loss) on investments	(3,717)	(6,258)	(39,577)
Change in unrealized appreciation (depreciation)	40,211	37,814	629,864
Net gain (loss) on investments	48,991	33,472	590,287
Net increase (decrease) in net assets from operations	49,844	33,208	610,067
Contract owner transactions:
Variable annuity deposits	15,494	8,110	99,183
Terminations, withdrawals and annuity payments	(975)	(3,852)	(257,246)
Transfers between subaccounts, net	(39,666)	(22,675)	(265,564)
Maintenance charges and mortality adjustments	(349)	(438)	(8,069)
Increase (decrease) in net assets from contract transactions	(25,496)	(18,855)	(431,696)
Total increase (decrease) in net assets	24,348	14,353	178,371
Net assets as of December 31, 2019	$233,464	$139,957	$2,724,337
Investment income (loss):
Dividend distributions	3,924	950	16,242
Investment Expenses:
Mortality and expense risk and administrative charges	(727)	(1,202)	(22,192)
Net investment income (loss)	3,197	(252)	(5,950)
Increase (decrease) in net assets from operations:
Capital gain distributions	8,198	-	-
Realized capital gain (loss) on investments	(12,840)	(8,324)	(69,627)
Change in unrealized appreciation (depreciation)	(5,976)	5,566	413,658
Net gain (loss) on investments	(10,618)	(2,758)	344,031
Net increase (decrease) in net assets from operations	(7,421)	(3,010)	338,081
Contract owner transactions:
Variable annuity deposits	3	4,518	86,264
Terminations, withdrawals and annuity payments	(2,995)	(9,283)	(262,862)
Transfers between subaccounts, net	(16,833)	14,905	20,960
Maintenance charges and mortality adjustments	(450)	(485)	(6,750)
Increase (decrease) in net assets from contract transactions	(20,275)	9,655	(162,388)
Total increase (decrease) in net assets	(27,696)	6,645	175,693
Net assets as of December 31, 2020	$205,768	$146,602	$2,900,030

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Janus Henderson U.S. Managed Volatility	Janus Henderson VIT Enterprise	Janus Henderson VIT Forty
Net assets as of December 31, 2018	$798,839	$28,768,972	$248,423
Investment income (loss):
Dividend distributions	3,364	16,211	21
Investment Expenses:
Mortality and expense risk and administrative charges	(8,034)	(274,344)	(505)
Net investment income (loss)	(4,670)	(258,133)	(484)
Increase (decrease) in net assets from operations:
Capital gain distributions	21,464	1,978,250	2,568
Realized capital gain (loss) on investments	3,595	1,861,422	(33,798)
Change in unrealized appreciation (depreciation)	146,535	5,654,019	42,365
Net gain (loss) on investments	171,594	9,493,691	11,135
Net increase (decrease) in net assets from operations	166,924	9,235,558	10,651
Contract owner transactions:
Variable annuity deposits	40,805	2,006,193	5,988
Terminations, withdrawals and annuity payments	(38,430)	(4,548,553)	(149,006)
Transfers between subaccounts, net	(66,395)	(1,488,911)	(94,953)
Maintenance charges and mortality adjustments	(1,815)	(133,406)	(22)
Increase (decrease) in net assets from contract transactions	(65,835)	(4,164,677)	(237,993)
Total increase (decrease) in net assets	101,089	5,070,881	(227,342)
Net assets as of December 31, 2019	$899,928	$33,839,853	$21,081
Investment income (loss):
Dividend distributions	7,918	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,143)	(248,379)	(81)
Net investment income (loss)	(225)	(248,379)	(81)
Increase (decrease) in net assets from operations:
Capital gain distributions	97,424	2,293,637	2
Realized capital gain (loss) on investments	16,680	1,641,340	6,573
Change in unrealized appreciation (depreciation)	(18,957)	907,818	(2,072)
Net gain (loss) on investments	95,147	4,842,795	4,503
Net increase (decrease) in net assets from operations	94,922	4,594,416	4,422
Contract owner transactions:
Variable annuity deposits	25,977	636,128	-
Terminations, withdrawals and annuity payments	(120,752)	(3,144,134)	(178)
Transfers between subaccounts, net	41,410	(3,980,934)	(25,325)
Maintenance charges and mortality adjustments	(1,884)	(110,648)	-
Increase (decrease) in net assets from contract transactions	(55,249)	(6,599,588)	(25,503)
Total increase (decrease) in net assets	39,673	(2,005,172)	(21,081)
Net assets as of December 31, 2020	$939,601	$31,834,681	$-

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Janus Henderson VIT Mid Cap Value	Janus Henderson VIT Overseas	Janus Henderson VIT Research
Net assets as of December 31, 2018	$33,145	$66,796	$15,073,792
Investment income (loss):
Dividend distributions	715	2,268	48,350
Investment Expenses:
Mortality and expense risk and administrative charges	(411)	(1,153)	(138,440)
Net investment income (loss)	304	1,115	(90,090)
Increase (decrease) in net assets from operations:
Capital gain distributions	5,771	-	1,653,536
Realized capital gain (loss) on investments	(1,231)	237	843,602
Change in unrealized appreciation (depreciation)	8,436	22,462	2,399,373
Net gain (loss) on investments	12,976	22,699	4,896,511
Net increase (decrease) in net assets from operations	13,280	23,814	4,806,421
Contract owner transactions:
Variable annuity deposits	-	4	501,534
Terminations, withdrawals and annuity payments	(96)	(4,088)	(2,128,218)
Transfers between subaccounts, net	23,897	61,420	(550,016)
Maintenance charges and mortality adjustments	-	(22)	(55,113)
Increase (decrease) in net assets from contract transactions	23,801	57,314	(2,231,813)
Total increase (decrease) in net assets	37,081	81,128	2,574,608
Net assets as of December 31, 2019	$70,226	$147,924	$17,648,400
Investment income (loss):
Dividend distributions	949	2,382	36,168
Investment Expenses:
Mortality and expense risk and administrative charges	(382)	(1,161)	(146,333)
Net investment income (loss)	567	1,221	(110,165)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,320	-	1,383,763
Realized capital gain (loss) on investments	(57)	(9,864)	1,124,062
Change in unrealized appreciation (depreciation)	(818)	16,701	2,270,795
Net gain (loss) on investments	445	6,837	4,778,620
Net increase (decrease) in net assets from operations	1,012	8,058	4,668,455
Contract owner transactions:
Variable annuity deposits	-	167,478	153,289
Terminations, withdrawals and annuity payments	(384)	(1,503)	(1,574,218)
Transfers between subaccounts, net	44,226	(5,751)	(1,661,710)
Maintenance charges and mortality adjustments	(33)	(3)	(53,173)
Increase (decrease) in net assets from contract transactions	43,809	160,221	(3,135,812)
Total increase (decrease) in net assets	44,821	168,279	1,532,643
Net assets as of December 31, 2020	$115,047	$316,203	$19,181,043

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust US Equity Portfolio
Net assets as of December 31, 2018	$3,707,763	$124,429	$190,967
Investment income (loss):
Dividend distributions	93,174	279	1,488
Investment Expenses:
Mortality and expense risk and administrative charges	(31,196)	(977)	(1,824)
Net investment income (loss)	61,978	(698)	(336)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	18,246	17,014
Realized capital gain (loss) on investments	6,476	(168)	155
Change in unrealized appreciation (depreciation)	203,711	12,375	43,609
Net gain (loss) on investments	210,187	30,453	60,778
Net increase (decrease) in net assets from operations	272,165	29,755	60,442
Contract owner transactions:
Variable annuity deposits	118,294	-	18,300
Terminations, withdrawals and annuity payments	(240,862)	(10,534)	(55)
Transfers between subaccounts, net	928,005	24,643	-
Maintenance charges and mortality adjustments	(17,740)	-	(522)
Increase (decrease) in net assets from contract transactions	787,697	14,109	17,723
Total increase (decrease) in net assets	1,059,862	43,864	78,165
Net assets as of December 31, 2019	$4,767,625	$168,293	$269,132
Investment income (loss):
Dividend distributions	103,569	958	592
Investment Expenses:
Mortality and expense risk and administrative charges	(44,214)	(944)	(1,501)
Net investment income (loss)	59,355	14	(909)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	9,352	6,740
Realized capital gain (loss) on investments	87,446	(210)	(19,964)
Change in unrealized appreciation (depreciation)	177,538	12,054	(10,257)
Net gain (loss) on investments	264,984	21,196	(23,481)
Net increase (decrease) in net assets from operations	324,339	21,210	(24,390)
Contract owner transactions:
Variable annuity deposits	327,655	-	-
Terminations, withdrawals and annuity payments	(327,042)	-	-
Transfers between subaccounts, net	641,539	-	(115,886)
Maintenance charges and mortality adjustments	(21,393)	(7)	(110)
Increase (decrease) in net assets from contract transactions	620,759	(7)	(115,996)
Total increase (decrease) in net assets	945,098	21,203	(140,386)
Net assets as of December 31, 2020	$5,712,723	$189,496	$128,746

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC	Lord Abbett Series Dividend Growth VC (a)
Net assets as of December 31, 2018	$4,191,459	$1,681,657	$54,157
Investment income (loss):
Dividend distributions	167,640	-	1,194
Investment Expenses:
Mortality and expense risk and administrative charges	(30,375)	(13,716)	(911)
Net investment income (loss)	137,265	(13,716)	283
Increase (decrease) in net assets from operations:
Capital gain distributions	-	193,304	3,652
Realized capital gain (loss) on investments	(81,676)	(102,294)	7,274
Change in unrealized appreciation (depreciation)	396,140	299,855	15,919
Net gain (loss) on investments	314,464	390,865	26,845
Net increase (decrease) in net assets from operations	451,729	377,149	27,128
Contract owner transactions:
Variable annuity deposits	508,968	71,319	1,988
Terminations, withdrawals and annuity payments	(296,846)	(157,373)	(246,650)
Transfers between subaccounts, net	(435,028)	31,640	244,228
Maintenance charges and mortality adjustments	(12,565)	(7,038)	(17)
Increase (decrease) in net assets from contract transactions	(235,471)	(61,452)	(451)
Total increase (decrease) in net assets	216,258	315,697	26,677
Net assets as of December 31, 2019	$4,407,717	$1,997,354	$80,834
Investment income (loss):
Dividend distributions	188,294	-	444
Investment Expenses:
Mortality and expense risk and administrative charges	(35,890)	(14,629)	(667)
Net investment income (loss)	152,404	(14,629)	(223)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	248,464	834
Realized capital gain (loss) on investments	(159,691)	37,005	2,092
Change in unrealized appreciation (depreciation)	174,203	795,227	2,708
Net gain (loss) on investments	14,512	1,080,696	5,634
Net increase (decrease) in net assets from operations	166,916	1,066,067	5,411
Contract owner transactions:
Variable annuity deposits	470,784	47,071	268
Terminations, withdrawals and annuity payments	(297,992)	(126,814)	(2,938)
Transfers between subaccounts, net	494,846	(171,459)	(33,228)
Maintenance charges and mortality adjustments	(10,984)	(6,055)	(53)
Increase (decrease) in net assets from contract transactions	656,654	(257,257)	(35,951)
Total increase (decrease) in net assets	823,570	808,810	(30,540)
Net assets as of December 31, 2020	$5,231,287	$2,806,164	$50,294

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Lord Abbett Series Growth and Income VC	Lord Abbett Series Growth Opportunities VC	Lord Abbett Series Mid Cap Stock VC
Net assets as of December 31, 2018	$-	$-	$51,243
Investment income (loss):
Dividend distributions	3	-	540
Investment Expenses:
Mortality and expense risk and administrative charges	(53)	(905)	(436)
Net investment income (loss)	(50)	(905)	104
Increase (decrease) in net assets from operations:
Capital gain distributions	289	9,452	1,012
Realized capital gain (loss) on investments	2,252	5,401	(163)
Change in unrealized appreciation (depreciation)	-	(511)	10,100
Net gain (loss) on investments	2,541	14,342	10,949
Net increase (decrease) in net assets from operations	2,491	13,437	11,053
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(126,663)	(933)
Transfers between subaccounts, net	(2,491)	156,611	-
Maintenance charges and mortality adjustments	-	(98)	(62)
Increase (decrease) in net assets from contract transactions	(2,491)	29,850	(995)
Total increase (decrease) in net assets	-	43,287	10,058
Net assets as of December 31, 2019	$-	$43,287	$61,301
Investment income (loss):
Dividend distributions	-	-	543
Investment Expenses:
Mortality and expense risk and administrative charges	-	(394)	(363)
Net investment income (loss)	-	(394)	180
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,401	-
Realized capital gain (loss) on investments	-	2,011	(1,527)
Change in unrealized appreciation (depreciation)	-	7,076	1,221
Net gain (loss) on investments	-	13,488	(306)
Net increase (decrease) in net assets from operations	-	13,094	(126)
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(5,344)	(1,884)
Transfers between subaccounts, net	-	(4,995)	(3,641)
Maintenance charges and mortality adjustments	-	(88)	(84)
Increase (decrease) in net assets from contract transactions	-	(10,427)	(5,609)
Total increase (decrease) in net assets	-	2,667	(5,735)
Net assets as of December 31, 2020	$-	$45,954	$55,566

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Lord Abbett Series Total Return VC	MFS® VIT Emerging Markets Equity	MFS® VIT Global Tactical Allocation
Net assets as of December 31, 2018	$141,357	$122,628	$7,829
Investment income (loss):
Dividend distributions	1,358	866	218
Investment Expenses:
Mortality and expense risk and administrative charges	(338)	(1,885)	(121)
Net investment income (loss)	1,020	(1,019)	97
Increase (decrease) in net assets from operations:
Capital gain distributions	-	7,088	197
Realized capital gain (loss) on investments	(4,270)	(177)	(56)
Change in unrealized appreciation (depreciation)	8,373	24,571	737
Net gain (loss) on investments	4,103	31,482	878
Net increase (decrease) in net assets from operations	5,123	30,463	975
Contract owner transactions:
Variable annuity deposits	16,029	200	-
Terminations, withdrawals and annuity payments	(94,321)	(1,272)	(994)
Transfers between subaccounts, net	(16,229)	89,512	-
Maintenance charges and mortality adjustments	(14)	(342)	-
Increase (decrease) in net assets from contract transactions	(94,535)	88,098	(994)
Total increase (decrease) in net assets	(89,412)	118,561	(19)
Net assets as of December 31, 2019	$51,945	$241,189	$7,810
Investment income (loss):
Dividend distributions	1,701	4,697	117
Investment Expenses:
Mortality and expense risk and administrative charges	(211)	(1,855)	(110)
Net investment income (loss)	1,490	2,842	7
Increase (decrease) in net assets from operations:
Capital gain distributions	1,353	8,872	358
Realized capital gain (loss) on investments	9	(8,466)	(47)
Change in unrealized appreciation (depreciation)	1,038	854	21
Net gain (loss) on investments	2,400	1,260	332
Net increase (decrease) in net assets from operations	3,890	4,102	339
Contract owner transactions:
Variable annuity deposits	18,000	38,293	-
Terminations, withdrawals and annuity payments	-	(138,251)	(965)
Transfers between subaccounts, net	-	16,901	-
Maintenance charges and mortality adjustments	(54)	(378)	-
Increase (decrease) in net assets from contract transactions	17,946	(83,435)	(965)
Total increase (decrease) in net assets	21,836	(79,333)	(626)
Net assets as of December 31, 2020	$73,781	$161,856	$7,184

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT High Yield	MFS® VIT II MA Investors Growth Stock	MFS® VIT II Research International
Net assets as of December 31, 2018	$12,705	$-	$5,568,379
Investment income (loss):
Dividend distributions	-	-	69,905
Investment Expenses:
Mortality and expense risk and administrative charges	(32)	(52)	(56,133)
Net investment income (loss)	(32)	(52)	13,772
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	243,257
Realized capital gain (loss) on investments	272	14	40,419
Change in unrealized appreciation (depreciation)	992	3,954	1,017,784
Net gain (loss) on investments	1,264	3,968	1,301,460
Net increase (decrease) in net assets from operations	1,232	3,916	1,315,232
Contract owner transactions:
Variable annuity deposits	-	46,296	123,916
Terminations, withdrawals and annuity payments	-	(516)	(741,940)
Transfers between subaccounts, net	(13,930)	148,939	(328,680)
Maintenance charges and mortality adjustments	(7)	-	(21,883)
Increase (decrease) in net assets from contract transactions	(13,937)	194,719	(968,587)
Total increase (decrease) in net assets	(12,705)	198,635	346,645
Net assets as of December 31, 2019	$-	$198,635	$5,915,024
Investment income (loss):
Dividend distributions	36,166	-	154,108
Investment Expenses:
Mortality and expense risk and administrative charges	(1,294)	(229)	(72,102)
Net investment income (loss)	34,872	(229)	82,006
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1	294,041
Realized capital gain (loss) on investments	(24,820)	(20,698)	50,958
Change in unrealized appreciation (depreciation)	3,991	(3,954)	1,251,106
Net gain (loss) on investments	(20,829)	(24,651)	1,596,105
Net increase (decrease) in net assets from operations	14,043	(24,880)	1,678,111
Contract owner transactions:
Variable annuity deposits	47,697	-	138,550
Terminations, withdrawals and annuity payments	(3,296)	(2,132)	(880,372)
Transfers between subaccounts, net	121,542	(171,623)	3,920,898
Maintenance charges and mortality adjustments	(124)	-	(36,996)
Increase (decrease) in net assets from contract transactions	165,819	(173,755)	3,142,080
Total increase (decrease) in net assets	179,862	(198,635)	4,820,191
Net assets as of December 31, 2020	$179,862	$-	$10,735,215

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT International Intrinsic Value	MFS® VIT Investors Trust	MFS® VIT New Discovery
Net assets as of December 31, 2018	$788,589	$-	$187,395
Investment income (loss):
Dividend distributions	10,911	479	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,021)	(228)	(1,431)
Net investment income (loss)	4,890	251	(1,431)
Increase (decrease) in net assets from operations:
Capital gain distributions	22,873	5,828	47,506
Realized capital gain (loss) on investments	20,755	664	2,065
Change in unrealized appreciation (depreciation)	118,342	722	27,884
Net gain (loss) on investments	161,970	7,214	77,455
Net increase (decrease) in net assets from operations	166,860	7,465	76,024
Contract owner transactions:
Variable annuity deposits	80,078	21,691	7
Terminations, withdrawals and annuity payments	(53,333)	(351)	(5,429)
Transfers between subaccounts, net	(185,525)	(6,542)	14,574
Maintenance charges and mortality adjustments	(663)	-	(177)
Increase (decrease) in net assets from contract transactions	(159,443)	14,798	8,975
Total increase (decrease) in net assets	7,417	22,263	84,999
Net assets as of December 31, 2019	$796,006	$22,263	$272,394
Investment income (loss):
Dividend distributions	16,035	81	-
Investment Expenses:
Mortality and expense risk and administrative charges	(20,750)	(74)	(1,349)
Net investment income (loss)	(4,715)	7	(1,349)
Increase (decrease) in net assets from operations:
Capital gain distributions	41,948	584	25,149
Realized capital gain (loss) on investments	13,309	(89)	2,019
Change in unrealized appreciation (depreciation)	469,296	2,234	66,230
Net gain (loss) on investments	524,553	2,729	93,398
Net increase (decrease) in net assets from operations	519,838	2,736	92,049
Contract owner transactions:
Variable annuity deposits	1,340,196	4	-
Terminations, withdrawals and annuity payments	(108,338)	(3,976)	(8,888)
Transfers between subaccounts, net	(174,580)	3,745	(43,614)
Maintenance charges and mortality adjustments	(575)	(18)	(327)
Increase (decrease) in net assets from contract transactions	1,056,703	(245)	(52,829)
Total increase (decrease) in net assets	1,576,541	2,491	39,220
Net assets as of December 31, 2020	$2,372,547	$24,754	$311,614

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT Research	MFS® VIT Total Return	MFS® VIT Total Return Bond
Net assets as of December 31, 2018	$94,175	$18,990,300	$78,846
Investment income (loss):
Dividend distributions	668	417,107	2,664
Investment Expenses:
Mortality and expense risk and administrative charges	(688)	(178,277)	(745)
Net investment income (loss)	(20)	238,830	1,919
Increase (decrease) in net assets from operations:
Capital gain distributions	11,690	533,284	-
Realized capital gain (loss) on investments	64	844,365	2,592
Change in unrealized appreciation (depreciation)	18,079	2,425,381	5,550
Net gain (loss) on investments	29,833	3,803,030	8,142
Net increase (decrease) in net assets from operations	29,813	4,041,860	10,061
Contract owner transactions:
Variable annuity deposits	-	324,145	12,000
Terminations, withdrawals and annuity payments	(844)	(2,621,517)	(471)
Transfers between subaccounts, net	-	3,696,156	(2,949)
Maintenance charges and mortality adjustments	-	(129,673)	-
Increase (decrease) in net assets from contract transactions	(844)	1,269,111	8,580
Total increase (decrease) in net assets	28,969	5,310,971	18,641
Net assets as of December 31, 2019	$123,144	$24,301,271	$97,487
Investment income (loss):
Dividend distributions	664	372,733	5,583
Investment Expenses:
Mortality and expense risk and administrative charges	(670)	(140,911)	(1,005)
Net investment income (loss)	(6)	231,822	4,578
Increase (decrease) in net assets from operations:
Capital gain distributions	5,024	485,388	-
Realized capital gain (loss) on investments	74	817,077	1,361
Change in unrealized appreciation (depreciation)	14,088	(113,921)	4,906
Net gain (loss) on investments	19,186	1,188,544	6,267
Net increase (decrease) in net assets from operations	19,180	1,420,366	10,845
Contract owner transactions:
Variable annuity deposits	-	253,988	-
Terminations, withdrawals and annuity payments	(673)	(2,128,525)	(797)
Transfers between subaccounts, net	-	(4,665,034)	55,880
Maintenance charges and mortality adjustments	-	(107,327)	(99)
Increase (decrease) in net assets from contract transactions	(673)	(6,646,898)	54,984
Total increase (decrease) in net assets	18,507	(5,226,532)	65,829
Net assets as of December 31, 2020	$141,651	$19,074,739	$163,316

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Debt	Morgan Stanley VIF Emerging Markets Equity
Net assets as of December 31, 2018	$13,318,249	$171,098	$10,474,677
Investment income (loss):
Dividend distributions	610,160	13,792	99,247
Investment Expenses:
Mortality and expense risk and administrative charges	(131,874)	(929)	(82,572)
Net investment income (loss)	478,286	12,863	16,675
Increase (decrease) in net assets from operations:
Capital gain distributions	48,329	-	676,026
Realized capital gain (loss) on investments	576,984	(8,307)	150,487
Change in unrealized appreciation (depreciation)	2,251,517	18,139	978,720
Net gain (loss) on investments	2,876,830	9,832	1,805,233
Net increase (decrease) in net assets from operations	3,355,116	22,695	1,821,908
Contract owner transactions:
Variable annuity deposits	763,107	3,611	386,218
Terminations, withdrawals and annuity payments	(2,491,076)	(2,648)	(1,257,014)
Transfers between subaccounts, net	1,272,817	(35,887)	(2,304,925)
Maintenance charges and mortality adjustments	(72,370)	-	(46,663)
Increase (decrease) in net assets from contract transactions	(527,522)	(34,924)	(3,222,384)
Total increase (decrease) in net assets	2,827,594	(12,229)	(1,400,476)
Net assets as of December 31, 2019	$16,145,843	$158,869	$9,074,201
Investment income (loss):
Dividend distributions	322,432	6,854	71,118
Investment Expenses:
Mortality and expense risk and administrative charges	(111,010)	(560)	(66,910)
Net investment income (loss)	211,422	6,294	4,208
Increase (decrease) in net assets from operations:
Capital gain distributions	381,504	-	89,941
Realized capital gain (loss) on investments	273,088	(824)	(436,613)
Change in unrealized appreciation (depreciation)	(256,061)	2,351	979,605
Net gain (loss) on investments	398,531	1,527	632,933
Net increase (decrease) in net assets from operations	609,953	7,821	637,141
Contract owner transactions:
Variable annuity deposits	155,994	-	136,604
Terminations, withdrawals and annuity payments	(1,199,052)	(1,797)	(694,537)
Transfers between subaccounts, net	(526,646)	(4,019)	(171,986)
Maintenance charges and mortality adjustments	(58,537)	(10)	(30,986)
Increase (decrease) in net assets from contract transactions	(1,628,241)	(5,826)	(760,905)
Total increase (decrease) in net assets	(1,018,288)	1,995	(123,764)
Net assets as of December 31, 2020	$15,127,555	$160,864	$8,950,437

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2018	$1,346,149	$4,389,814	$1,810,263
Investment income (loss):
Dividend distributions	24,782	110,587	45,007
Investment Expenses:
Mortality and expense risk and administrative charges	(12,047)	(42,669)	(17,505)
Net investment income (loss)	12,735	67,918	27,502
Increase (decrease) in net assets from operations:
Capital gain distributions	56,854	110,592	17,595
Realized capital gain (loss) on investments	(885)	(50,038)	8,975
Change in unrealized appreciation (depreciation)	222,835	590,096	123,642
Net gain (loss) on investments	278,804	650,650	150,212
Net increase (decrease) in net assets from operations	291,539	718,568	177,714
Contract owner transactions:
Variable annuity deposits	61,328	626,844	170,862
Terminations, withdrawals and annuity payments	(1,284)	(323,350)	(321,109)
Transfers between subaccounts, net	10,924	277,517	443,537
Maintenance charges and mortality adjustments	(1,201)	(16,857)	(7,080)
Increase (decrease) in net assets from contract transactions	69,767	564,154	286,210
Total increase (decrease) in net assets	361,306	1,282,722	463,924
Net assets as of December 31, 2019	$1,707,455	$5,672,536	$2,274,187
Investment income (loss):
Dividend distributions	41,693	244,137	48,549
Investment Expenses:
Mortality and expense risk and administrative charges	(12,783)	(52,125)	(19,088)
Net investment income (loss)	28,910	192,012	29,461
Increase (decrease) in net assets from operations:
Capital gain distributions	46,258	156,300	15,533
Realized capital gain (loss) on investments	12,745	(28,352)	(6,738)
Change in unrealized appreciation (depreciation)	98,202	383,852	77,701
Net gain (loss) on investments	157,205	511,800	86,496
Net increase (decrease) in net assets from operations	186,115	703,812	115,957
Contract owner transactions:
Variable annuity deposits	29,118	352,061	165,602
Terminations, withdrawals and annuity payments	(410,173)	(315,192)	(1,079,193)
Transfers between subaccounts, net	524,070	7,058,109	1,443,875
Maintenance charges and mortality adjustments	(1,783)	(15,321)	(8,212)
Increase (decrease) in net assets from contract transactions	141,232	7,079,657	522,072
Total increase (decrease) in net assets	327,347	7,783,469	638,029
Net assets as of December 31, 2020	$2,034,802	$13,456,005	$2,912,216

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Sustainable Equity I
Net assets as of December 31, 2018	$6,462,930	$1,278,790	$10,049,003
Investment income (loss):
Dividend distributions	124,463	25,122	211,807
Investment Expenses:
Mortality and expense risk and administrative charges	(54,899)	(9,261)	(111,367)
Net investment income (loss)	69,564	15,861	100,440
Increase (decrease) in net assets from operations:
Capital gain distributions	320,032	27,984	2,986,096
Realized capital gain (loss) on investments	(49,638)	(26,876)	(2,470,934)
Change in unrealized appreciation (depreciation)	857,253	127,483	789,751
Net gain (loss) on investments	1,127,647	128,591	1,304,913
Net increase (decrease) in net assets from operations	1,197,211	144,452	1,405,353
Contract owner transactions:
Variable annuity deposits	24,312	29,757	102,015
Terminations, withdrawals and annuity payments	(233,979)	(212,262)	(1,316,198)
Transfers between subaccounts, net	(145,665)	8,383	(5,126,102)
Maintenance charges and mortality adjustments	(16,873)	(734)	(43,776)
Increase (decrease) in net assets from contract transactions	(372,205)	(174,856)	(6,384,061)
Total increase (decrease) in net assets	825,006	(30,404)	(4,978,708)
Net assets as of December 31, 2019	$7,287,936	$1,248,386	$5,070,295
Investment income (loss):
Dividend distributions	191,149	40,634	24,285
Investment Expenses:
Mortality and expense risk and administrative charges	(57,298)	(12,421)	(59,423)
Net investment income (loss)	133,851	28,213	(35,138)
Increase (decrease) in net assets from operations:
Capital gain distributions	273,459	22,814	166,815
Realized capital gain (loss) on investments	(69,930)	(957)	62,109
Change in unrealized appreciation (depreciation)	525,978	131,236	524,134
Net gain (loss) on investments	729,507	153,093	753,058
Net increase (decrease) in net assets from operations	863,358	181,306	717,920
Contract owner transactions:
Variable annuity deposits	612,752	13,980	2,717
Terminations, withdrawals and annuity payments	(98,007)	(45,955)	(367,390)
Transfers between subaccounts, net	1,658,577	663,758	(858,311)
Maintenance charges and mortality adjustments	(13,870)	(6,674)	(24,024)
Increase (decrease) in net assets from contract transactions	2,159,452	625,109	(1,247,008)
Total increase (decrease) in net assets	3,022,810	806,415	(529,088)
Net assets as of December 31, 2020	$10,310,746	$2,054,801	$4,541,207

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Neuberger Berman AMT Sustainable Equity S	Neuberger Berman Core Bond	Neuberger Berman Large Cap Value
Net assets as of December 31, 2018	$5,813,469	$4,691,013	$775,106
Investment income (loss):
Dividend distributions	17,810	130,134	12,708
Investment Expenses:
Mortality and expense risk and administrative charges	(47,970)	(41,028)	(7,885)
Net investment income (loss)	(30,160)	89,106	4,823
Increase (decrease) in net assets from operations:
Capital gain distributions	341,952	-	18,915
Realized capital gain (loss) on investments	226,498	10,362	(10,452)
Change in unrealized appreciation (depreciation)	832,240	253,437	160,247
Net gain (loss) on investments	1,400,690	263,799	168,710
Net increase (decrease) in net assets from operations	1,370,530	352,905	173,533
Contract owner transactions:
Variable annuity deposits	157,153	90,423	21,572
Terminations, withdrawals and annuity payments	(895,592)	(710,113)	(95,018)
Transfers between subaccounts, net	35,778	(1,025,772)	48,697
Maintenance charges and mortality adjustments	(23,107)	(15,559)	(1,787)
Increase (decrease) in net assets from contract transactions	(725,768)	(1,661,021)	(26,536)
Total increase (decrease) in net assets	644,762	(1,308,116)	146,997
Net assets as of December 31, 2019	$6,458,231	$3,382,897	$922,103
Investment income (loss):
Dividend distributions	21,747	80,364	8,348
Investment Expenses:
Mortality and expense risk and administrative charges	(43,808)	(27,616)	(6,546)
Net investment income (loss)	(22,061)	52,748	1,802
Increase (decrease) in net assets from operations:
Capital gain distributions	239,243	36,810	2,009
Realized capital gain (loss) on investments	216,996	100,798	(37,513)
Change in unrealized appreciation (depreciation)	492,841	66,043	93,949
Net gain (loss) on investments	949,080	203,651	58,445
Net increase (decrease) in net assets from operations	927,019	256,399	60,247
Contract owner transactions:
Variable annuity deposits	29,996	64,454	20,285
Terminations, withdrawals and annuity payments	(386,507)	(295,926)	(129,177)
Transfers between subaccounts, net	(696,325)	(1,187,868)	(56,108)
Maintenance charges and mortality adjustments	(20,150)	(8,462)	(1,100)
Increase (decrease) in net assets from contract transactions	(1,072,986)	(1,427,802)	(166,100)
Total increase (decrease) in net assets	(145,967)	(1,171,403)	(105,853)
Net assets as of December 31, 2020	$6,312,264	$2,211,494	$816,250

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Neuberger Berman Sustainable Equity	North Square Oak Ridge Small Cap Growth	Northern Global Tactical Asset Allocation
Net assets as of December 31, 2018	$874,536	$64,796	$117,233
Investment income (loss):
Dividend distributions	4,834	-	2,294
Investment Expenses:
Mortality and expense risk and administrative charges	(8,923)	(709)	(930)
Net investment income (loss)	(4,089)	(709)	1,364
Increase (decrease) in net assets from operations:
Capital gain distributions	81,259	12,051	-
Realized capital gain (loss) on investments	2,824	(1,296)	3,533
Change in unrealized appreciation (depreciation)	132,658	4,468	11,589
Net gain (loss) on investments	216,741	15,223	15,122
Net increase (decrease) in net assets from operations	212,652	14,514	16,486
Contract owner transactions:
Variable annuity deposits	74,186	55	696
Terminations, withdrawals and annuity payments	(98,200)	(2,878)	(28,929)
Transfers between subaccounts, net	(13,909)	7,966	6,675
Maintenance charges and mortality adjustments	(2,775)	(342)	(576)
Increase (decrease) in net assets from contract transactions	(40,698)	4,801	(22,134)
Total increase (decrease) in net assets	171,954	19,315	(5,648)
Net assets as of December 31, 2019	$1,046,490	$84,111	$111,585
Investment income (loss):
Dividend distributions	5,107	-	2,912
Investment Expenses:
Mortality and expense risk and administrative charges	(9,765)	(471)	(956)
Net investment income (loss)	(4,658)	(471)	1,956
Increase (decrease) in net assets from operations:
Capital gain distributions	69,292	5,682	4,932
Realized capital gain (loss) on investments	2,917	(25,857)	1,644
Change in unrealized appreciation (depreciation)	136,709	23,130	(1,854)
Net gain (loss) on investments	208,918	2,955	4,722
Net increase (decrease) in net assets from operations	204,260	2,484	6,678
Contract owner transactions:
Variable annuity deposits	61,002	35	756
Terminations, withdrawals and annuity payments	(118,488)	(2,358)	(10,933)
Transfers between subaccounts, net	135,363	(33,830)	19,551
Maintenance charges and mortality adjustments	(3,038)	(147)	(559)
Increase (decrease) in net assets from contract transactions	74,839	(36,300)	8,815
Total increase (decrease) in net assets	279,099	(33,816)	15,493
Net assets as of December 31, 2020	$1,325,589	$50,295	$127,078

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Northern Large Cap Core	Northern Large Cap Value	PGIM Jennison 20/20 Focus
Net assets as of December 31, 2018	$137,818	$147,236	$3,172,951
Investment income (loss):
Dividend distributions	2,688	8,429	8,521
Investment Expenses:
Mortality and expense risk and administrative charges	(1,305)	(1,828)	(31,338)
Net investment income (loss)	1,383	6,601	(22,817)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,361	-	247,176
Realized capital gain (loss) on investments	1,071	5,272	(16,206)
Change in unrealized appreciation (depreciation)	25,697	35,178	625,654
Net gain (loss) on investments	30,129	40,450	856,624
Net increase (decrease) in net assets from operations	31,512	47,051	833,807
Contract owner transactions:
Variable annuity deposits	5,873	14,625	72,532
Terminations, withdrawals and annuity payments	(5,268)	(15,604)	(315,672)
Transfers between subaccounts, net	(11,021)	236,606	(93,341)
Maintenance charges and mortality adjustments	(554)	(935)	(7,442)
Increase (decrease) in net assets from contract transactions	(10,970)	234,692	(343,923)
Total increase (decrease) in net assets	20,542	281,743	489,884
Net assets as of December 31, 2019	$158,360	$428,979	$3,662,835
Investment income (loss):
Dividend distributions	2,544	2,725	1,902
Investment Expenses:
Mortality and expense risk and administrative charges	(1,515)	(2,089)	(32,022)
Net investment income (loss)	1,029	636	(30,120)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	411,182
Realized capital gain (loss) on investments	2,278	(22,136)	35,113
Change in unrealized appreciation (depreciation)	20,880	(30,236)	489,655
Net gain (loss) on investments	23,158	(52,372)	935,950
Net increase (decrease) in net assets from operations	24,187	(51,736)	905,830
Contract owner transactions:
Variable annuity deposits	4,773	13,741	63,800
Terminations, withdrawals and annuity payments	(7,743)	(24,006)	(320,859)
Transfers between subaccounts, net	10,045	(177,259)	(402,081)
Maintenance charges and mortality adjustments	(653)	(797)	(8,219)
Increase (decrease) in net assets from contract transactions	6,422	(188,321)	(667,359)
Total increase (decrease) in net assets	30,609	(240,057)	238,471
Net assets as of December 31, 2020	$188,969	$188,922	$3,901,306

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PGIM Jennison Mid-Cap Growth	PGIM Jennison Natural Resources	PGIM Jennison Small Company
Net assets as of December 31, 2018	$91,434	$12,560	$526,373
Investment income (loss):
Dividend distributions	-	216	-
Investment Expenses:
Mortality and expense risk and administrative charges	(995)	(121)	(5,385)
Net investment income (loss)	(995)	95	(5,385)
Increase (decrease) in net assets from operations:
Capital gain distributions	34,406	-	49,873
Realized capital gain (loss) on investments	(1,771)	(765)	(6,488)
Change in unrealized appreciation (depreciation)	722	2,506	101,396
Net gain (loss) on investments	33,357	1,741	144,781
Net increase (decrease) in net assets from operations	32,362	1,836	139,396
Contract owner transactions:
Variable annuity deposits	6,549	1,267	10,789
Terminations, withdrawals and annuity payments	(8,143)	(2,321)	(48,050)
Transfers between subaccounts, net	27	(749)	(24,172)
Maintenance charges and mortality adjustments	(790)	(175)	(2,182)
Increase (decrease) in net assets from contract transactions	(2,357)	(1,978)	(63,615)
Total increase (decrease) in net assets	30,005	(142)	75,781
Net assets as of December 31, 2019	$121,439	$12,418	$602,154
Investment income (loss):
Dividend distributions	-	188	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,617)	(98)	(4,847)
Net investment income (loss)	(1,617)	90	(4,847)
Increase (decrease) in net assets from operations:
Capital gain distributions	63,870	-	88,769
Realized capital gain (loss) on investments	(8,385)	(532)	(6,910)
Change in unrealized appreciation (depreciation)	11,456	1,838	68,957
Net gain (loss) on investments	66,941	1,306	150,816
Net increase (decrease) in net assets from operations	65,324	1,396	145,969
Contract owner transactions:
Variable annuity deposits	8,283	1,629	41,406
Terminations, withdrawals and annuity payments	(52,394)	(813)	(75,783)
Transfers between subaccounts, net	64,415	3	(25,834)
Maintenance charges and mortality adjustments	(993)	(112)	(1,923)
Increase (decrease) in net assets from contract transactions	19,311	707	(62,134)
Total increase (decrease) in net assets	84,635	2,103	83,835
Net assets as of December 31, 2020	$206,074	$14,521	$685,989

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PGIM QMA Small-Cap Value (d)	PIMCO All Asset	PIMCO CommodityRealReturn Strategy
Net assets as of December 31, 2018	$287,396	$358,429	$67,450
Investment income (loss):
Dividend distributions	9,006	9,484	2,892
Investment Expenses:
Mortality and expense risk and administrative charges	(2,948)	(3,150)	(687)
Net investment income (loss)	6,058	6,334	2,205
Increase (decrease) in net assets from operations:
Capital gain distributions	7,807	-	-
Realized capital gain (loss) on investments	(4,592)	(2,319)	(1,067)
Change in unrealized appreciation (depreciation)	39,981	30,675	6,352
Net gain (loss) on investments	43,196	28,356	5,285
Net increase (decrease) in net assets from operations	49,254	34,690	7,490
Contract owner transactions:
Variable annuity deposits	1,607	10,944	3,859
Terminations, withdrawals and annuity payments	(8,763)	(48,237)	(1,310)
Transfers between subaccounts, net	(17)	147	5,569
Maintenance charges and mortality adjustments	(1,119)	(1,450)	(341)
Increase (decrease) in net assets from contract transactions	(8,292)	(38,596)	7,777
Total increase (decrease) in net assets	40,962	(3,906)	15,267
Net assets as of December 31, 2019	$328,358	$354,523	$82,717
Investment income (loss):
Dividend distributions	2,295	9,018	1,066
Investment Expenses:
Mortality and expense risk and administrative charges	(2,020)	(2,665)	(669)
Net investment income (loss)	275	6,353	397
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(53,557)	(7,405)	(7,216)
Change in unrealized appreciation (depreciation)	14,314	12,880	7,882
Net gain (loss) on investments	(39,243)	5,475	666
Net increase (decrease) in net assets from operations	(38,968)	11,828	1,063
Contract owner transactions:
Variable annuity deposits	2,051	7,651	3,644
Terminations, withdrawals and annuity payments	(34,052)	(71,752)	(8,379)
Transfers between subaccounts, net	(28,442)	(16,355)	6,350
Maintenance charges and mortality adjustments	(966)	(1,482)	(344)
Increase (decrease) in net assets from contract transactions	(61,409)	(81,938)	1,271
Total increase (decrease) in net assets	(100,377)	(70,110)	2,334
Net assets as of December 31, 2020	$227,981	$284,413	$85,051

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO Emerging Markets Bond	PIMCO High Yield	PIMCO International Bond (U.S. Dollar-Hedged)
Net assets as of December 31, 2018	$7,985	$1,866,560	$5,189,182
Investment income (loss):
Dividend distributions	411	89,306	298,067
Investment Expenses:
Mortality and expense risk and administrative charges	(88)	(17,129)	(50,770)
Net investment income (loss)	323	72,177	247,297
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	14,336
Realized capital gain (loss) on investments	(6)	(21,088)	41,205
Change in unrealized appreciation (depreciation)	928	181,102	4,216
Net gain (loss) on investments	922	160,014	59,757
Net increase (decrease) in net assets from operations	1,245	232,191	307,054
Contract owner transactions:
Variable annuity deposits	935	33,731	192,196
Terminations, withdrawals and annuity payments	(140)	(298,335)	(680,981)
Transfers between subaccounts, net	5,176	(191,837)	456,783
Maintenance charges and mortality adjustments	(84)	(5,417)	(14,151)
Increase (decrease) in net assets from contract transactions	5,887	(461,858)	(46,153)
Total increase (decrease) in net assets	7,132	(229,667)	260,901
Net assets as of December 31, 2019	$15,117	$1,636,893	$5,450,083
Investment income (loss):
Dividend distributions	614	69,415	94,274
Investment Expenses:
Mortality and expense risk and administrative charges	(135)	(14,637)	(45,986)
Net investment income (loss)	479	54,778	48,288
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(19)	(18,547)	7,568
Change in unrealized appreciation (depreciation)	333	19,576	144,807
Net gain (loss) on investments	314	1,029	152,375
Net increase (decrease) in net assets from operations	793	55,807	200,663
Contract owner transactions:
Variable annuity deposits	933	24,326	160,218
Terminations, withdrawals and annuity payments	(86)	(182,540)	(729,955)
Transfers between subaccounts, net	(671)	209,546	207,084
Maintenance charges and mortality adjustments	(81)	(4,395)	(11,331)
Increase (decrease) in net assets from contract transactions	95	46,937	(373,984)
Total increase (decrease) in net assets	888	102,744	(173,321)
Net assets as of December 31, 2020	$16,005	$1,739,637	$5,276,762

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO Low Duration	PIMCO Real Return	PIMCO StocksPLUS® Small Fund
Net assets as of December 31, 2018	$42,393	$938,427	$1,105,741
Investment income (loss):
Dividend distributions	1,186	12,244	35,156
Investment Expenses:
Mortality and expense risk and administrative charges	(386)	(8,527)	(10,978)
Net investment income (loss)	800	3,717	24,178
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	45,156
Realized capital gain (loss) on investments	(193)	(3,406)	(1,142)
Change in unrealized appreciation (depreciation)	681	62,090	214,374
Net gain (loss) on investments	488	58,684	258,388
Net increase (decrease) in net assets from operations	1,288	62,401	282,566
Contract owner transactions:
Variable annuity deposits	1,334	37,781	58,594
Terminations, withdrawals and annuity payments	(12,035)	(106,484)	(80,567)
Transfers between subaccounts, net	86	2,201	222,613
Maintenance charges and mortality adjustments	(142)	(2,812)	(2,555)
Increase (decrease) in net assets from contract transactions	(10,757)	(69,314)	198,085
Total increase (decrease) in net assets	(9,469)	(6,913)	480,651
Net assets as of December 31, 2019	$32,924	$931,514	$1,586,392
Investment income (loss):
Dividend distributions	430	17,534	40,456
Investment Expenses:
Mortality and expense risk and administrative charges	(304)	(7,884)	(7,116)
Net investment income (loss)	126	9,650	33,340
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(151)	7,292	(153,985)
Change in unrealized appreciation (depreciation)	703	70,112	37,556
Net gain (loss) on investments	552	77,404	(116,429)
Net increase (decrease) in net assets from operations	678	87,054	(83,089)
Contract owner transactions:
Variable annuity deposits	3,557	49,440	42,206
Terminations, withdrawals and annuity payments	(11,677)	(178,954)	(156,305)
Transfers between subaccounts, net	4,874	3,825	(837,596)
Maintenance charges and mortality adjustments	(127)	(3,503)	(1,665)
Increase (decrease) in net assets from contract transactions	(3,373)	(129,192)	(953,360)
Total increase (decrease) in net assets	(2,695)	(42,138)	(1,036,449)
Net assets as of December 31, 2020	$30,229	$889,376	$549,943

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO Total Return	PIMCO VIT All Asset Administrative	PIMCO VIT All Asset Advisor
Net assets as of December 31, 2018	$2,513,995	$6,644,048	$177,697
Investment income (loss):
Dividend distributions	77,787	184,523	8,658
Investment Expenses:
Mortality and expense risk and administrative charges	(21,831)	(49,895)	(2,458)
Net investment income (loss)	55,956	134,628	6,200
Increase (decrease) in net assets from operations:
Capital gain distributions	1,924	-	-
Realized capital gain (loss) on investments	(17,992)	(55,056)	1,860
Change in unrealized appreciation (depreciation)	116,515	601,468	21,077
Net gain (loss) on investments	100,447	546,412	22,937
Net increase (decrease) in net assets from operations	156,403	681,040	29,137
Contract owner transactions:
Variable annuity deposits	128,125	127,150	208,210
Terminations, withdrawals and annuity payments	(381,686)	(1,210,881)	(21,296)
Transfers between subaccounts, net	(61,918)	(219,790)	(60,699)
Maintenance charges and mortality adjustments	(7,224)	(27,244)	-
Increase (decrease) in net assets from contract transactions	(322,703)	(1,330,765)	126,215
Total increase (decrease) in net assets	(166,300)	(649,725)	155,352
Net assets as of December 31, 2019	$2,347,695	$5,994,323	$333,049
Investment income (loss):
Dividend distributions	43,270	264,574	15,836
Investment Expenses:
Mortality and expense risk and administrative charges	(20,438)	(40,540)	(1,949)
Net investment income (loss)	22,832	224,034	13,887
Increase (decrease) in net assets from operations:
Capital gain distributions	76,509	-	-
Realized capital gain (loss) on investments	8,926	(126,001)	(4,021)
Change in unrealized appreciation (depreciation)	53,377	196,599	18,754
Net gain (loss) on investments	138,812	70,598	14,733
Net increase (decrease) in net assets from operations	161,644	294,632	28,620
Contract owner transactions:
Variable annuity deposits	115,982	615,148	87,685
Terminations, withdrawals and annuity payments	(503,900)	(818,434)	(10,897)
Transfers between subaccounts, net	94,469	(479,268)	(3,589)
Maintenance charges and mortality adjustments	(8,142)	(22,031)	(73)
Increase (decrease) in net assets from contract transactions	(301,591)	(704,585)	73,126
Total increase (decrease) in net assets	(139,947)	(409,953)	101,746
Net assets as of December 31, 2020	$2,207,748	$5,584,370	$434,795

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT CommodityRealReturn Strategy Administrative	PIMCO VIT CommodityRealReturn Strategy Advisor	PIMCO VIT Emerging Markets Bond
Net assets as of December 31, 2018	$5,238,282	$23,176	$5,305,528
Investment income (loss):
Dividend distributions	129,769	1,349	172,562
Investment Expenses:
Mortality and expense risk and administrative charges	(23,204)	(128)	(34,146)
Net investment income (loss)	106,565	1,221	138,416
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(959,233)	(71)	49,373
Change in unrealized appreciation (depreciation)	1,197,751	2,200	374,608
Net gain (loss) on investments	238,518	2,129	423,981
Net increase (decrease) in net assets from operations	345,083	3,350	562,397
Contract owner transactions:
Variable annuity deposits	166,301	33,975	159,060
Terminations, withdrawals and annuity payments	(391,119)	(117)	(689,185)
Transfers between subaccounts, net	(2,589,726)	1,169	(2,049,423)
Maintenance charges and mortality adjustments	(13,099)	-	(15,790)
Increase (decrease) in net assets from contract transactions	(2,827,643)	35,027	(2,595,338)
Total increase (decrease) in net assets	(2,482,560)	38,377	(2,032,941)
Net assets as of December 31, 2019	$2,755,722	$61,553	$3,272,587
Investment income (loss):
Dividend distributions	198,276	2,229	138,861
Investment Expenses:
Mortality and expense risk and administrative charges	(25,588)	(145)	(28,271)
Net investment income (loss)	172,688	2,084	110,590
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(1,055,756)	(15,160)	(120,682)
Change in unrealized appreciation (depreciation)	232,741	7,547	66,696
Net gain (loss) on investments	(823,015)	(7,613)	(53,986)
Net increase (decrease) in net assets from operations	(650,327)	(5,529)	56,604
Contract owner transactions:
Variable annuity deposits	95,940	-	31,616
Terminations, withdrawals and annuity payments	(341,065)	(152)	(540,580)
Transfers between subaccounts, net	1,140,572	610	70,822
Maintenance charges and mortality adjustments	(13,406)	(33)	(12,289)
Increase (decrease) in net assets from contract transactions	882,041	425	(450,431)
Total increase (decrease) in net assets	231,714	(5,104)	(393,827)
Net assets as of December 31, 2020	$2,987,436	$56,449	$2,878,760

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Managed Asset Allocation	PIMCO VIT High Yield
Net assets as of December 31, 2018	$53,438	$-	$417,210
Investment income (loss):
Dividend distributions	1,296	41	57,851
Investment Expenses:
Mortality and expense risk and administrative charges	(248)	(59)	(12,226)
Net investment income (loss)	1,048	(18)	45,625
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(33)	2	50,806
Change in unrealized appreciation (depreciation)	1,947	953	45,863
Net gain (loss) on investments	1,914	955	96,669
Net increase (decrease) in net assets from operations	2,962	937	142,294
Contract owner transactions:
Variable annuity deposits	-	16,001	7,620
Terminations, withdrawals and annuity payments	(217)	-	(64,720)
Transfers between subaccounts, net	125	-	1,410,368
Maintenance charges and mortality adjustments	(8)	-	(82)
Increase (decrease) in net assets from contract transactions	(100)	16,001	1,353,186
Total increase (decrease) in net assets	2,862	16,938	1,495,480
Net assets as of December 31, 2019	$56,300	$16,938	$1,912,690
Investment income (loss):
Dividend distributions	1,346	1,977	19,204
Investment Expenses:
Mortality and expense risk and administrative charges	(209)	(313)	(3,542)
Net investment income (loss)	1,137	1,664	15,662
Increase (decrease) in net assets from operations:
Capital gain distributions	-	329	-
Realized capital gain (loss) on investments	(32)	9	34,479
Change in unrealized appreciation (depreciation)	4,271	9,787	(13,472)
Net gain (loss) on investments	4,239	10,125	21,007
Net increase (decrease) in net assets from operations	5,376	11,789	36,669
Contract owner transactions:
Variable annuity deposits	-	87,679	100,893
Terminations, withdrawals and annuity payments	(291)	-	(86,520)
Transfers between subaccounts, net	-	-	(1,801,445)
Maintenance charges and mortality adjustments	(21)	(45)	(147)
Increase (decrease) in net assets from contract transactions	(312)	87,634	(1,787,219)
Total increase (decrease) in net assets	5,064	99,423	(1,750,550)
Net assets as of December 31, 2020	$61,364	$116,361	$162,140

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT International Bond Portfolio (Unhedged)	PIMCO VIT Low Duration Administrative (d)
Net assets as of December 31, 2018	$9,878,006	$43,723	$30,621,962
Investment income (loss):
Dividend distributions	163,672	1,067	791,034
Investment Expenses:
Mortality and expense risk and administrative charges	(75,132)	(250)	(297,112)
Net investment income (loss)	88,540	817	493,922
Increase (decrease) in net assets from operations:
Capital gain distributions	72,099	-	-
Realized capital gain (loss) on investments	167,464	(466)	(108,677)
Change in unrealized appreciation (depreciation)	263,562	6,620	463,946
Net gain (loss) on investments	503,125	6,154	355,269
Net increase (decrease) in net assets from operations	591,665	6,971	849,191
Contract owner transactions:
Variable annuity deposits	204,517	1,463	361,867
Terminations, withdrawals and annuity payments	(1,366,620)	(3,433)	(3,721,341)
Transfers between subaccounts, net	(1,534,902)	156,765	(1,541,385)
Maintenance charges and mortality adjustments	(41,648)	(9)	(148,511)
Increase (decrease) in net assets from contract transactions	(2,738,653)	154,786	(5,049,370)
Total increase (decrease) in net assets	(2,146,988)	161,757	(4,200,179)
Net assets as of December 31, 2019	$7,731,018	$205,480	$26,421,783
Investment income (loss):
Dividend distributions	445,626	10,918	336,740
Investment Expenses:
Mortality and expense risk and administrative charges	(58,805)	(757)	(294,381)
Net investment income (loss)	386,821	10,161	42,359
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	66,409	(206)	8,335
Change in unrealized appreciation (depreciation)	(125,841)	11,076	464,242
Net gain (loss) on investments	(59,432)	10,870	472,577
Net increase (decrease) in net assets from operations	327,389	21,031	514,936
Contract owner transactions:
Variable annuity deposits	47,154	4,390	602,775
Terminations, withdrawals and annuity payments	(905,898)	(3,417)	(4,389,542)
Transfers between subaccounts, net	236,216	203	7,749,770
Maintenance charges and mortality adjustments	(29,771)	(27)	(155,227)
Increase (decrease) in net assets from contract transactions	(652,299)	1,149	3,807,776
Total increase (decrease) in net assets	(324,910)	22,180	4,322,712
Net assets as of December 31, 2020	$7,406,108	$227,660	$30,744,495

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Administrative (d)	PIMCO VIT Real Return Advisor
Net assets as of December 31, 2018	$1,449,761	$25,676,192	$700,508
Investment income (loss):
Dividend distributions	27,750	404,100	8,109
Investment Expenses:
Mortality and expense risk and administrative charges	(5,282)	(222,896)	(2,915)
Net investment income (loss)	22,468	181,204	5,194
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(2,579)	(266,689)	1,313
Change in unrealized appreciation (depreciation)	15,556	1,858,639	44,625
Net gain (loss) on investments	12,977	1,591,950	45,938
Net increase (decrease) in net assets from operations	35,445	1,773,154	51,132
Contract owner transactions:
Variable annuity deposits	123	262,886	276
Terminations, withdrawals and annuity payments	(377,351)	(3,589,624)	(201,939)
Transfers between subaccounts, net	(215,685)	(1,613,965)	(43,119)
Maintenance charges and mortality adjustments	(161)	(125,256)	(81)
Increase (decrease) in net assets from contract transactions	(593,074)	(5,065,959)	(244,863)
Total increase (decrease) in net assets	(557,629)	(3,292,805)	(193,731)
Net assets as of December 31, 2019	$892,132	$22,383,387	$506,777
Investment income (loss):
Dividend distributions	9,818	300,805	4,936
Investment Expenses:
Mortality and expense risk and administrative charges	(3,697)	(197,818)	(2,061)
Net investment income (loss)	6,121	102,987	2,875
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(2,306)	221,785	29,507
Change in unrealized appreciation (depreciation)	12,680	1,733,147	9,589
Net gain (loss) on investments	10,374	1,954,932	39,096
Net increase (decrease) in net assets from operations	16,495	2,057,919	41,971
Contract owner transactions:
Variable annuity deposits	51,298	321,296	-
Terminations, withdrawals and annuity payments	(308,226)	(3,026,979)	(165,139)
Transfers between subaccounts, net	149,105	(346,243)	(105,228)
Maintenance charges and mortality adjustments	(639)	(110,355)	(340)
Increase (decrease) in net assets from contract transactions	(108,462)	(3,162,281)	(270,707)
Total increase (decrease) in net assets	(91,967)	(1,104,362)	(228,736)
Net assets as of December 31, 2020	$800,165	$21,279,025	$278,041

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	PIMCO VIT Short-Term	PIMCO VIT Total Return Administrative	PIMCO VIT Total Return Advisor
Net assets as of December 31, 2018	$802,561	$15,389,858	$8,274,688
Investment income (loss):
Dividend distributions	21,262	444,851	214,259
Investment Expenses:
Mortality and expense risk and administrative charges	(4,557)	(207,555)	(53,268)
Net investment income (loss)	16,705	237,296	160,991
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(4,193)	(13,120)	2,969
Change in unrealized appreciation (depreciation)	4,226	767,161	322,637
Net gain (loss) on investments	33	754,041	325,606
Net increase (decrease) in net assets from operations	16,738	991,337	486,597
Contract owner transactions:
Variable annuity deposits	956,640	110,201	1,238,741
Terminations, withdrawals and annuity payments	(65,672)	(1,750,596)	(1,080,691)
Transfers between subaccounts, net	(387,879)	(651,497)	(579,900)
Maintenance charges and mortality adjustments	(88)	(91,367)	(24,374)
Increase (decrease) in net assets from contract transactions	503,001	(2,383,259)	(446,224)
Total increase (decrease) in net assets	519,739	(1,391,922)	40,373
Net assets as of December 31, 2019	$1,322,300	$13,997,936	$8,315,061
Investment income (loss):
Dividend distributions	9,411	301,683	234,546
Investment Expenses:
Mortality and expense risk and administrative charges	(3,879)	(198,350)	(81,346)
Net investment income (loss)	5,532	103,333	153,200
Increase (decrease) in net assets from operations:
Capital gain distributions	-	147,620	125,919
Realized capital gain (loss) on investments	(46,558)	164,671	282,363
Change in unrealized appreciation (depreciation)	5,321	490,337	267,148
Net gain (loss) on investments	(41,237)	802,628	675,430
Net increase (decrease) in net assets from operations	(35,705)	905,961	828,630
Contract owner transactions:
Variable annuity deposits	90,116	81,743	746,932
Terminations, withdrawals and annuity payments	(851,267)	(1,257,849)	(1,301,479)
Transfers between subaccounts, net	(135,493)	753,931	2,918,170
Maintenance charges and mortality adjustments	(347)	(89,748)	(42,498)
Increase (decrease) in net assets from contract transactions	(896,991)	(511,923)	2,321,125
Total increase (decrease) in net assets	(932,696)	394,038	3,149,755
Net assets as of December 31, 2020	$389,604	$14,391,974	$11,464,816

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Pioneer Bond VCT	Pioneer Equity Income VCT	Pioneer High Yield VCT
Net assets as of December 31, 2018	$986,106	$121,520	$-
Investment income (loss):
Dividend distributions	49,508	3,723	3,082
Investment Expenses:
Mortality and expense risk and administrative charges	(18,851)	(902)	(433)
Net investment income (loss)	30,657	2,821	2,649
Increase (decrease) in net assets from operations:
Capital gain distributions	-	64,906	-
Realized capital gain (loss) on investments	978	(30,583)	2,823
Change in unrealized appreciation (depreciation)	83,212	(7,392)	2,081
Net gain (loss) on investments	84,190	26,931	4,904
Net increase (decrease) in net assets from operations	114,847	29,752	7,553
Contract owner transactions:
Variable annuity deposits	801,591	18,300	-
Terminations, withdrawals and annuity payments	(36,152)	(1,454)	(34,124)
Transfers between subaccounts, net	206,858	3,824	145,088
Maintenance charges and mortality adjustments	-	(70)	-
Increase (decrease) in net assets from contract transactions	972,297	20,600	110,964
Total increase (decrease) in net assets	1,087,144	50,352	118,517
Net assets as of December 31, 2019	$2,073,250	$171,872	$118,517
Investment income (loss):
Dividend distributions	15,722	2,947	809
Investment Expenses:
Mortality and expense risk and administrative charges	(4,932)	(638)	(119)
Net investment income (loss)	10,790	2,309	690
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,751	-
Realized capital gain (loss) on investments	93,630	(12,331)	(3,448)
Change in unrealized appreciation (depreciation)	(52,406)	1,204	(2,081)
Net gain (loss) on investments	41,224	(6,376)	(5,529)
Net increase (decrease) in net assets from operations	52,014	(4,067)	(4,839)
Contract owner transactions:
Variable annuity deposits	18,000	-	247
Terminations, withdrawals and annuity payments	(7,718)	-	(1,168)
Transfers between subaccounts, net	(1,982,239)	(33,465)	(112,757)
Maintenance charges and mortality adjustments	(118)	(160)	-
Increase (decrease) in net assets from contract transactions	(1,972,075)	(33,625)	(113,678)
Total increase (decrease) in net assets	(1,920,061)	(37,692)	(118,517)
Net assets as of December 31, 2020	$153,189	$134,180	$-

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Pioneer Real Estate Shares VCT	Pioneer Strategic Income	Pioneer Strategic Income VCT
Net assets as of December 31, 2018	$17,654	$77,455	$277,640
Investment income (loss):
Dividend distributions	625	2,344	26,664
Investment Expenses:
Mortality and expense risk and administrative charges	(233)	(719)	(12,102)
Net investment income (loss)	392	1,625	14,562
Increase (decrease) in net assets from operations:
Capital gain distributions	5,967	-	-
Realized capital gain (loss) on investments	(177)	229	701
Change in unrealized appreciation (depreciation)	(996)	5,123	47,201
Net gain (loss) on investments	4,794	5,352	47,902
Net increase (decrease) in net assets from operations	5,186	6,977	62,464
Contract owner transactions:
Variable annuity deposits	27,590	3,577	498,348
Terminations, withdrawals and annuity payments	(286)	(12,022)	(15,931)
Transfers between subaccounts, net	265	(115)	314,298
Maintenance charges and mortality adjustments	(47)	(392)	-
Increase (decrease) in net assets from contract transactions	27,522	(8,952)	796,715
Total increase (decrease) in net assets	32,708	(1,975)	859,179
Net assets as of December 31, 2019	$50,362	$75,480	$1,136,819
Investment income (loss):
Dividend distributions	490	2,252	8,523
Investment Expenses:
Mortality and expense risk and administrative charges	(266)	(589)	(3,246)
Net investment income (loss)	224	1,663	5,277
Increase (decrease) in net assets from operations:
Capital gain distributions	10,806	-	290
Realized capital gain (loss) on investments	(13,904)	(165)	48,173
Change in unrealized appreciation (depreciation)	(4,127)	1,487	(39,333)
Net gain (loss) on investments	(7,225)	1,322	9,130
Net increase (decrease) in net assets from operations	(7,001)	2,985	14,407
Contract owner transactions:
Variable annuity deposits	108	2,753	-
Terminations, withdrawals and annuity payments	(1,468)	(16,934)	(19,809)
Transfers between subaccounts, net	(21,881)	(3,765)	(1,049,726)
Maintenance charges and mortality adjustments	(48)	(339)	(39)
Increase (decrease) in net assets from contract transactions	(23,289)	(18,285)	(1,069,574)
Total increase (decrease) in net assets	(30,290)	(15,300)	(1,055,167)
Net assets as of December 31, 2020	$20,072	$60,180	$81,652

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Power Income VIT	Probabilities Fund	Putnam VT Diversified Income
Net assets as of December 31, 2018	$321,943	$1,800,432	$303,542
Investment income (loss):
Dividend distributions	4,734	-	15,637
Investment Expenses:
Mortality and expense risk and administrative charges	(908)	(16,065)	(4,571)
Net investment income (loss)	3,826	(16,065)	11,066
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(6,924)	(40,384)	151
Change in unrealized appreciation (depreciation)	19,103	615,900	30,936
Net gain (loss) on investments	12,179	575,516	31,087
Net increase (decrease) in net assets from operations	16,005	559,451	42,153
Contract owner transactions:
Variable annuity deposits	3	-	64,435
Terminations, withdrawals and annuity payments	(139,410)	(135,022)	(39,240)
Transfers between subaccounts, net	-	51,863	110,801
Maintenance charges and mortality adjustments	-	(790)	-
Increase (decrease) in net assets from contract transactions	(139,407)	(83,949)	135,996
Total increase (decrease) in net assets	(123,402)	475,502	178,149
Net assets as of December 31, 2019	$198,541	$2,275,934	$481,691
Investment income (loss):
Dividend distributions	1,195	-	22,805
Investment Expenses:
Mortality and expense risk and administrative charges	(526)	(15,029)	(1,906)
Net investment income (loss)	669	(15,029)	20,899
Increase (decrease) in net assets from operations:
Capital gain distributions	-	120,996	-
Realized capital gain (loss) on investments	(13,435)	(37,121)	(1,548)
Change in unrealized appreciation (depreciation)	(2,660)	(192,978)	(30,650)
Net gain (loss) on investments	(16,095)	(109,103)	(32,198)
Net increase (decrease) in net assets from operations	(15,426)	(124,132)	(11,299)
Contract owner transactions:
Variable annuity deposits	-	907,139	-
Terminations, withdrawals and annuity payments	-	(174,514)	(4,788)
Transfers between subaccounts, net	(123,916)	454,276	(178,447)
Maintenance charges and mortality adjustments	(39)	(1,688)	(175)
Increase (decrease) in net assets from contract transactions	(123,955)	1,185,213	(183,410)
Total increase (decrease) in net assets	(139,381)	1,061,081	(194,709)
Net assets as of December 31, 2020	$59,160	$3,337,015	$286,982

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Putnam VT Equity Income	Putnam VT Global Asset Allocation	Putnam VT Growth Opportunities
Net assets as of December 31, 2018	$618,745	$10,851	$94,516
Investment income (loss):
Dividend distributions	12,965	169	178
Investment Expenses:
Mortality and expense risk and administrative charges	(4,749)	(173)	(512)
Net investment income (loss)	8,216	(4)	(334)
Increase (decrease) in net assets from operations:
Capital gain distributions	55,404	360	18,004
Realized capital gain (loss) on investments	2,856	(2)	834
Change in unrealized appreciation (depreciation)	103,648	1,321	7,309
Net gain (loss) on investments	161,908	1,679	26,147
Net increase (decrease) in net assets from operations	170,124	1,675	25,813
Contract owner transactions:
Variable annuity deposits	52,208	-	-
Terminations, withdrawals and annuity payments	(48,682)	-	(9,089)
Transfers between subaccounts, net	18,990	-	(111,240)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	22,516	-	(120,329)
Total increase (decrease) in net assets	192,640	1,675	(94,516)
Net assets as of December 31, 2019	$811,385	$12,526	$-
Investment income (loss):
Dividend distributions	11,947	228	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,197)	(182)	(638)
Net investment income (loss)	6,750	46	(638)
Increase (decrease) in net assets from operations:
Capital gain distributions	48,104	234	1
Realized capital gain (loss) on investments	4,180	1	25,600
Change in unrealized appreciation (depreciation)	10,201	1,058	63,846
Net gain (loss) on investments	62,485	1,293	89,447
Net increase (decrease) in net assets from operations	69,235	1,339	88,809
Contract owner transactions:
Variable annuity deposits	43,999	-	5
Terminations, withdrawals and annuity payments	(31,491)	-	(5,633)
Transfers between subaccounts, net	24,644	-	347,084
Maintenance charges and mortality adjustments	(517)	-	(222)
Increase (decrease) in net assets from contract transactions	36,635	-	341,234
Total increase (decrease) in net assets	105,870	1,339	430,043
Net assets as of December 31, 2020	$917,255	$13,865	$430,043

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Putnam VT High Yield	Putnam VT Income	Putnam VT Multi-Asset Absolute Return
Net assets as of December 31, 2018	$747,295	$25,130	$607,793
Investment income (loss):
Dividend distributions	46,254	7,278	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,304)	(3,649)	(7,086)
Net investment income (loss)	37,950	3,629	(7,086)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,601	-
Realized capital gain (loss) on investments	(1,142)	9,751	(9,391)
Change in unrealized appreciation (depreciation)	58,264	9,339	44,256
Net gain (loss) on investments	57,122	20,691	34,865
Net increase (decrease) in net assets from operations	95,072	24,320	27,779
Contract owner transactions:
Variable annuity deposits	-	74,465	195,164
Terminations, withdrawals and annuity payments	(90,545)	(5,109)	(264,474)
Transfers between subaccounts, net	(142)	198,043	15,996
Maintenance charges and mortality adjustments	-	(2)	-
Increase (decrease) in net assets from contract transactions	(90,687)	267,397	(53,314)
Total increase (decrease) in net assets	4,385	291,717	(25,535)
Net assets as of December 31, 2019	$751,680	$316,847	$582,258
Investment income (loss):
Dividend distributions	39,465	92,238	-
Investment Expenses:
Mortality and expense risk and administrative charges	(7,194)	(21,061)	(4,138)
Net investment income (loss)	32,271	71,177	(4,138)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	17,118	-
Realized capital gain (loss) on investments	(5,808)	(53,180)	(9,543)
Change in unrealized appreciation (depreciation)	(2,864)	17,786	(26,098)
Net gain (loss) on investments	(8,672)	(18,276)	(35,641)
Net increase (decrease) in net assets from operations	23,599	52,901	(39,779)
Contract owner transactions:
Variable annuity deposits	-	341,875	1,853
Terminations, withdrawals and annuity payments	(46,893)	(63,078)	(167,116)
Transfers between subaccounts, net	-	1,329,203	45,533
Maintenance charges and mortality adjustments	(236)	(1,471)	(210)
Increase (decrease) in net assets from contract transactions	(47,129)	1,606,529	(119,940)
Total increase (decrease) in net assets	(23,530)	1,659,430	(159,719)
Net assets as of December 31, 2020	$728,150	$1,976,277	$422,539

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Putnam VT Multi-Cap Core	Putnam VT Small Cap Growth	Putnam VT Small Cap Value
Net assets as of December 31, 2018	$122,967	$15,881	$342,060
Investment income (loss):
Dividend distributions	1,551	-	806
Investment Expenses:
Mortality and expense risk and administrative charges	(645)	(287)	(1,366)
Net investment income (loss)	906	(287)	(560)
Increase (decrease) in net assets from operations:
Capital gain distributions	14,483	2,305	12,995
Realized capital gain (loss) on investments	67	(55)	(69,662)
Change in unrealized appreciation (depreciation)	23,020	3,671	119,300
Net gain (loss) on investments	37,570	5,921	62,633
Net increase (decrease) in net assets from operations	38,476	5,634	62,073
Contract owner transactions:
Variable annuity deposits	-	-	8,705
Terminations, withdrawals and annuity payments	(97)	-	(18,031)
Transfers between subaccounts, net	7,208	(7)	(238,562)
Maintenance charges and mortality adjustments	(503)	(70)	(645)
Increase (decrease) in net assets from contract transactions	6,608	(77)	(248,533)
Total increase (decrease) in net assets	45,084	5,557	(186,460)
Net assets as of December 31, 2019	$168,051	$21,438	$155,600
Investment income (loss):
Dividend distributions	-	-	1,331
Investment Expenses:
Mortality and expense risk and administrative charges	(161)	(373)	(992)
Net investment income (loss)	(161)	(373)	339
Increase (decrease) in net assets from operations:
Capital gain distributions	-	945	-
Realized capital gain (loss) on investments	(31,379)	691	(11,127)
Change in unrealized appreciation (depreciation)	(20,797)	10,023	19,032
Net gain (loss) on investments	(52,176)	11,659	7,905
Net increase (decrease) in net assets from operations	(52,337)	11,286	8,244
Contract owner transactions:
Variable annuity deposits	-	-	7,311
Terminations, withdrawals and annuity payments	(211)	(4)	(5,203)
Transfers between subaccounts, net	(115,418)	(1,384)	1,524
Maintenance charges and mortality adjustments	(85)	(84)	(498)
Increase (decrease) in net assets from contract transactions	(115,714)	(1,472)	3,134
Total increase (decrease) in net assets	(168,051)	9,814	11,378
Net assets as of December 31, 2020	$-	$31,252	$166,978

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Redwood Managed Volatility	Royce Micro-Cap	Royce Opportunity
Net assets as of December 31, 2018	$2,853,427	$4,645,697	$1,757,371
Investment income (loss):
Dividend distributions	15,096	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(25,682)	(35,456)	(19,715)
Net investment income (loss)	(10,586)	(35,456)	(19,715)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	368,087	38,917
Realized capital gain (loss) on investments	(63,274)	(197,900)	(44,157)
Change in unrealized appreciation (depreciation)	226,191	629,663	516,581
Net gain (loss) on investments	162,917	799,850	511,341
Net increase (decrease) in net assets from operations	152,331	764,394	491,626
Contract owner transactions:
Variable annuity deposits	-	278,978	81,487
Terminations, withdrawals and annuity payments	(474,381)	(805,287)	(222,340)
Transfers between subaccounts, net	(1,317,548)	(715,361)	403,086
Maintenance charges and mortality adjustments	-	(20,057)	(4,615)
Increase (decrease) in net assets from contract transactions	(1,791,929)	(1,261,727)	257,618
Total increase (decrease) in net assets	(1,639,598)	(497,333)	749,244
Net assets as of December 31, 2019	$1,213,829	$4,148,364	$2,506,615
Investment income (loss):
Dividend distributions	19,126	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,072)	(32,891)	(19,779)
Net investment income (loss)	10,054	(32,891)	(19,779)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	51,619	-
Realized capital gain (loss) on investments	13,510	(1,000,725)	(81,016)
Change in unrealized appreciation (depreciation)	34,579	890,383	777,354
Net gain (loss) on investments	48,089	(58,723)	696,338
Net increase (decrease) in net assets from operations	58,143	(91,614)	676,559
Contract owner transactions:
Variable annuity deposits	-	193,350	82,451
Terminations, withdrawals and annuity payments	(69,176)	(397,658)	(172,569)
Transfers between subaccounts, net	(690,213)	161,882	52,194
Maintenance charges and mortality adjustments	(147)	(17,813)	(3,531)
Increase (decrease) in net assets from contract transactions	(759,536)	(60,239)	(41,455)
Total increase (decrease) in net assets	(701,393)	(151,853)	635,104
Net assets as of December 31, 2020	$512,436	$3,996,511	$3,141,719

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Royce Small-Cap Value	Rydex VIF Banking	Rydex VIF Basic Materials
Net assets as of December 31, 2018	$1,388,227	$1,178,828	$1,796,682
Investment income (loss):
Dividend distributions	7,404	12,136	-
Investment Expenses:
Mortality and expense risk and administrative charges	(12,029)	(13,574)	(23,330)
Net investment income (loss)	(4,625)	(1,438)	(23,330)
Increase (decrease) in net assets from operations:
Capital gain distributions	32,384	-	82,679
Realized capital gain (loss) on investments	(38,315)	(24,514)	(1,407)
Change in unrealized appreciation (depreciation)	229,787	325,658	266,881
Net gain (loss) on investments	223,856	301,144	348,153
Net increase (decrease) in net assets from operations	219,231	299,706	324,823
Contract owner transactions:
Variable annuity deposits	46,114	3,957	1,445
Terminations, withdrawals and annuity payments	(152,919)	(93,767)	(280,840)
Transfers between subaccounts, net	(228,678)	7,953	(160,271)
Maintenance charges and mortality adjustments	(3,487)	(6,529)	(10,318)
Increase (decrease) in net assets from contract transactions	(338,970)	(88,386)	(449,984)
Total increase (decrease) in net assets	(119,739)	211,320	(125,161)
Net assets as of December 31, 2019	$1,268,488	$1,390,148	$1,671,521
Investment income (loss):
Dividend distributions	17,810	4,958	19,691
Investment Expenses:
Mortality and expense risk and administrative charges	(8,359)	(7,116)	(20,446)
Net investment income (loss)	9,451	(2,158)	(755)
Increase (decrease) in net assets from operations:
Capital gain distributions	21,917	-	12,607
Realized capital gain (loss) on investments	(79,806)	(218,084)	15,461
Change in unrealized appreciation (depreciation)	(74,841)	(89,327)	270,252
Net gain (loss) on investments	(132,730)	(307,411)	298,320
Net increase (decrease) in net assets from operations	(123,279)	(309,569)	297,565
Contract owner transactions:
Variable annuity deposits	35,954	-	100,294
Terminations, withdrawals and annuity payments	(84,284)	(356,902)	(186,094)
Transfers between subaccounts, net	(42,288)	(164,908)	537,527
Maintenance charges and mortality adjustments	(2,491)	(3,563)	(8,411)
Increase (decrease) in net assets from contract transactions	(93,109)	(525,373)	443,316
Total increase (decrease) in net assets	(216,388)	(834,942)	740,881
Net assets as of December 31, 2020	$1,052,100	$555,206	$2,412,402

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Biotechnology	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products
Net assets as of December 31, 2018	$3,041,286	$460,996	$1,723,283
Investment income (loss):
Dividend distributions	-	3,692	16,671
Investment Expenses:
Mortality and expense risk and administrative charges	(37,928)	(3,505)	(23,042)
Net investment income (loss)	(37,928)	187	(6,371)
Increase (decrease) in net assets from operations:
Capital gain distributions	81,313	-	4,027
Realized capital gain (loss) on investments	41,479	(50,592)	3,242
Change in unrealized appreciation (depreciation)	507,540	98,667	331,673
Net gain (loss) on investments	630,332	48,075	338,942
Net increase (decrease) in net assets from operations	592,404	48,262	332,571
Contract owner transactions:
Variable annuity deposits	53,850	268	4,381
Terminations, withdrawals and annuity payments	(482,610)	(30,999)	(208,538)
Transfers between subaccounts, net	(257,987)	(260,599)	(105,116)
Maintenance charges and mortality adjustments	(18,519)	(1,446)	(11,012)
Increase (decrease) in net assets from contract transactions	(705,266)	(292,776)	(320,285)
Total increase (decrease) in net assets	(112,862)	(244,514)	12,286
Net assets as of December 31, 2019	$2,928,424	$216,482	$1,735,569
Investment income (loss):
Dividend distributions	-	1,643	15,067
Investment Expenses:
Mortality and expense risk and administrative charges	(39,493)	(2,209)	(22,136)
Net investment income (loss)	(39,493)	(566)	(7,069)
Increase (decrease) in net assets from operations:
Capital gain distributions	261,859	-	23,557
Realized capital gain (loss) on investments	209,088	(27,308)	1,602
Change in unrealized appreciation (depreciation)	236,543	(6,936)	89,651
Net gain (loss) on investments	707,490	(34,244)	114,810
Net increase (decrease) in net assets from operations	667,997	(34,810)	107,741
Contract owner transactions:
Variable annuity deposits	12,412	339	34,987
Terminations, withdrawals and annuity payments	(291,921)	(8,024)	(108,892)
Transfers between subaccounts, net	(11,793)	95,429	1,170,528
Maintenance charges and mortality adjustments	(19,369)	(950)	(9,100)
Increase (decrease) in net assets from contract transactions	(310,671)	86,794	1,087,523
Total increase (decrease) in net assets	357,326	51,984	1,195,264
Net assets as of December 31, 2020	$3,285,750	$268,466	$2,930,833

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Dow 2x Strategy (d)	Rydex VIF Electronics	Rydex VIF Energy
Net assets as of December 31, 2018	$2,122,376	$519,422	$1,354,441
Investment income (loss):
Dividend distributions	21,043	-	2,686
Investment Expenses:
Mortality and expense risk and administrative charges	(30,584)	(8,533)	(16,344)
Net investment income (loss)	(9,541)	(8,533)	(13,658)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	8,509	-
Realized capital gain (loss) on investments	213,244	38,247	(186,296)
Change in unrealized appreciation (depreciation)	824,876	246,345	283,423
Net gain (loss) on investments	1,038,120	293,101	97,127
Net increase (decrease) in net assets from operations	1,028,579	284,568	83,469
Contract owner transactions:
Variable annuity deposits	10,503	660	37,399
Terminations, withdrawals and annuity payments	(432,909)	(139,327)	(212,706)
Transfers between subaccounts, net	(413,475)	280,090	(175,499)
Maintenance charges and mortality adjustments	(12,136)	(5,566)	(8,688)
Increase (decrease) in net assets from contract transactions	(848,017)	135,857	(359,494)
Total increase (decrease) in net assets	180,562	420,425	(276,025)
Net assets as of December 31, 2019	$2,302,938	$939,847	$1,078,416
Investment income (loss):
Dividend distributions	19,451	-	15,727
Investment Expenses:
Mortality and expense risk and administrative charges	(25,060)	(9,410)	(13,637)
Net investment income (loss)	(5,609)	(9,410)	2,090
Increase (decrease) in net assets from operations:
Capital gain distributions	282,683	11,312	-
Realized capital gain (loss) on investments	(605,608)	78,298	(339,206)
Change in unrealized appreciation (depreciation)	(93,483)	236,969	74,672
Net gain (loss) on investments	(416,408)	326,579	(264,534)
Net increase (decrease) in net assets from operations	(422,017)	317,169	(262,444)
Contract owner transactions:
Variable annuity deposits	3,670	9,074	32,019
Terminations, withdrawals and annuity payments	(239,472)	(119,704)	(128,248)
Transfers between subaccounts, net	215,642	(96,217)	542,960
Maintenance charges and mortality adjustments	(8,951)	(5,880)	(5,172)
Increase (decrease) in net assets from contract transactions	(29,111)	(212,727)	441,559
Total increase (decrease) in net assets	(451,128)	104,442	179,115
Net assets as of December 31, 2020	$1,851,810	$1,044,289	$1,257,531

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Energy Services	Rydex VIF Europe 1.25x Strategy (d)	Rydex VIF Financial Services
Net assets as of December 31, 2018	$1,073,955	$632,660	$1,030,977
Investment income (loss):
Dividend distributions	-	7,803	9,222
Investment Expenses:
Mortality and expense risk and administrative charges	(11,347)	(9,109)	(13,187)
Net investment income (loss)	(11,347)	(1,306)	(3,965)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	43,099
Realized capital gain (loss) on investments	(703,013)	1,854	46,843
Change in unrealized appreciation (depreciation)	637,880	159,440	185,818
Net gain (loss) on investments	(65,133)	161,294	275,760
Net increase (decrease) in net assets from operations	(76,480)	159,988	271,795
Contract owner transactions:
Variable annuity deposits	2,430	3	6,552
Terminations, withdrawals and annuity payments	(70,417)	(116,551)	(111,874)
Transfers between subaccounts, net	(571,015)	47,159	137,604
Maintenance charges and mortality adjustments	(4,141)	(3,988)	(5,064)
Increase (decrease) in net assets from contract transactions	(643,143)	(73,377)	27,218
Total increase (decrease) in net assets	(719,623)	86,611	299,013
Net assets as of December 31, 2019	$354,332	$719,271	$1,329,990
Investment income (loss):
Dividend distributions	3,594	10,459	7,209
Investment Expenses:
Mortality and expense risk and administrative charges	(4,533)	(7,309)	(10,723)
Net investment income (loss)	(939)	3,150	(3,514)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	27,145
Realized capital gain (loss) on investments	(147,935)	(18,138)	(59,374)
Change in unrealized appreciation (depreciation)	71,302	(3,060)	8,700
Net gain (loss) on investments	(76,633)	(21,198)	(23,529)
Net increase (decrease) in net assets from operations	(77,572)	(18,048)	(27,043)
Contract owner transactions:
Variable annuity deposits	17,583	56	106,219
Terminations, withdrawals and annuity payments	(45,446)	(51,304)	(135,104)
Transfers between subaccounts, net	185,303	(10,677)	609,710
Maintenance charges and mortality adjustments	(1,495)	(3,108)	(4,481)
Increase (decrease) in net assets from contract transactions	155,945	(65,033)	576,344
Total increase (decrease) in net assets	78,373	(83,081)	549,301
Net assets as of December 31, 2020	$432,705	$636,190	$1,879,291

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Government Long Bond 1.2x Strategy (d)	Rydex VIF Health Care	Rydex VIF High Yield Strategy
Net assets as of December 31, 2018	$928,989	$4,518,730	$194,521
Investment income (loss):
Dividend distributions	11,469	-	38,979
Investment Expenses:
Mortality and expense risk and administrative charges	(12,169)	(48,465)	(14,703)
Net investment income (loss)	(700)	(48,465)	24,276
Increase (decrease) in net assets from operations:
Capital gain distributions	-	71,067	-
Realized capital gain (loss) on investments	156,998	172,670	28,055
Change in unrealized appreciation (depreciation)	(13,981)	516,133	31,800
Net gain (loss) on investments	143,017	759,870	59,855
Net increase (decrease) in net assets from operations	142,317	711,405	84,131
Contract owner transactions:
Variable annuity deposits	21,971	5,562	-
Terminations, withdrawals and annuity payments	(310,375)	(533,349)	(69,481)
Transfers between subaccounts, net	103,191	(1,189,266)	3,180,801
Maintenance charges and mortality adjustments	(6,631)	(23,770)	(3,628)
Increase (decrease) in net assets from contract transactions	(191,844)	(1,740,823)	3,107,692
Total increase (decrease) in net assets	(49,527)	(1,029,418)	3,191,823
Net assets as of December 31, 2019	$879,462	$3,489,312	$3,386,344
Investment income (loss):
Dividend distributions	1,957	-	1,394
Investment Expenses:
Mortality and expense risk and administrative charges	(20,203)	(45,641)	(3,360)
Net investment income (loss)	(18,246)	(45,641)	(1,966)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	104,591	112
Realized capital gain (loss) on investments	176,061	144,181	33,353
Change in unrealized appreciation (depreciation)	92,929	441,101	(27,693)
Net gain (loss) on investments	268,990	689,873	5,772
Net increase (decrease) in net assets from operations	250,744	644,232	3,806
Contract owner transactions:
Variable annuity deposits	29,235	12,813	-
Terminations, withdrawals and annuity payments	(240,945)	(236,153)	(2,221)
Transfers between subaccounts, net	449,536	902,567	(3,364,791)
Maintenance charges and mortality adjustments	(5,804)	(22,439)	(19)
Increase (decrease) in net assets from contract transactions	232,022	656,788	(3,367,031)
Total increase (decrease) in net assets	482,766	1,301,020	(3,363,225)
Net assets as of December 31, 2020	$1,362,228	$4,790,332	$23,119

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Internet	Rydex VIF Inverse Dow 2x Strategy (d)	Rydex VIF Inverse Government Long Bond Strategy (d)
Net assets as of December 31, 2018	$2,076,324	$289,726	$676,145
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(31,070)	(2,748)	(4,899)
Net investment income (loss)	(31,070)	(2,748)	(4,899)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	132,331	(98,439)	(31,966)
Change in unrealized appreciation (depreciation)	378,395	(4,107)	(32,824)
Net gain (loss) on investments	510,726	(102,546)	(64,790)
Net increase (decrease) in net assets from operations	479,656	(105,294)	(69,689)
Contract owner transactions:
Variable annuity deposits	106,800	6,559	205
Terminations, withdrawals and annuity payments	(515,910)	(118,550)	(33,414)
Transfers between subaccounts, net	188,192	59,063	(208,248)
Maintenance charges and mortality adjustments	(15,056)	(4,760)	(1,610)
Increase (decrease) in net assets from contract transactions	(235,974)	(57,688)	(243,067)
Total increase (decrease) in net assets	243,682	(162,982)	(312,756)
Net assets as of December 31, 2019	$2,320,006	$126,744	$363,389
Investment income (loss):
Dividend distributions	-	4,916	691
Investment Expenses:
Mortality and expense risk and administrative charges	(26,987)	(4,651)	(3,060)
Net investment income (loss)	(26,987)	265	(2,369)
Increase (decrease) in net assets from operations:
Capital gain distributions	31,295	-	-
Realized capital gain (loss) on investments	318,557	(480,635)	(88,764)
Change in unrealized appreciation (depreciation)	580,243	(112,637)	8,360
Net gain (loss) on investments	930,095	(593,272)	(80,404)
Net increase (decrease) in net assets from operations	903,108	(593,007)	(82,773)
Contract owner transactions:
Variable annuity deposits	47,879	330	577
Terminations, withdrawals and annuity payments	(237,890)	(132,430)	(18,616)
Transfers between subaccounts, net	171,641	864,087	(8,463)
Maintenance charges and mortality adjustments	(13,540)	(1,294)	(1,010)
Increase (decrease) in net assets from contract transactions	(31,910)	730,693	(27,512)
Total increase (decrease) in net assets	871,198	137,686	(110,285)
Net assets as of December 31, 2020	$3,191,204	$264,430	$253,104

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Inverse Mid-Cap Strategy (d)	Rydex VIF Inverse NASDAQ-100® Strategy (d)	Rydex VIF Inverse Russell 2000® Strategy (d)
Net assets as of December 31, 2018	$12,075	$114,538	$90,188
Investment income (loss):
Dividend distributions	43	662	385
Investment Expenses:
Mortality and expense risk and administrative charges	(199)	(1,785)	(625)
Net investment income (loss)	(156)	(1,123)	(240)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(1,949)	(7,115)	(10,908)
Change in unrealized appreciation (depreciation)	(1,142)	(9,382)	(4,347)
Net gain (loss) on investments	(3,091)	(16,497)	(15,255)
Net increase (decrease) in net assets from operations	(3,247)	(17,620)	(15,495)
Contract owner transactions:
Variable annuity deposits	4,086	7,157	183
Terminations, withdrawals and annuity payments	(2,761)	(6,431)	(6,370)
Transfers between subaccounts, net	380	(32,712)	(40,076)
Maintenance charges and mortality adjustments	(109)	(1,034)	(328)
Increase (decrease) in net assets from contract transactions	1,596	(33,020)	(46,591)
Total increase (decrease) in net assets	(1,651)	(50,640)	(62,086)
Net assets as of December 31, 2019	$10,424	$63,898	$28,102
Investment income (loss):
Dividend distributions	100	4,887	871
Investment Expenses:
Mortality and expense risk and administrative charges	(155)	(1,179)	(1,271)
Net investment income (loss)	(55)	3,708	(400)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(730)	(152,555)	(42,802)
Change in unrealized appreciation (depreciation)	(1,294)	(751)	(46,485)
Net gain (loss) on investments	(2,024)	(153,306)	(89,287)
Net increase (decrease) in net assets from operations	(2,079)	(149,598)	(89,687)
Contract owner transactions:
Variable annuity deposits	-	106,449	109
Terminations, withdrawals and annuity payments	(917)	(192,069)	(4,874)
Transfers between subaccounts, net	1,006	223,081	137,232
Maintenance charges and mortality adjustments	(72)	(475)	(930)
Increase (decrease) in net assets from contract transactions	17	136,986	131,537
Total increase (decrease) in net assets	(2,062)	(12,612)	41,850
Net assets as of December 31, 2020	$8,362	$51,286	$69,952

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Inverse S&P 500 Strategy (d)	Rydex VIF Japan 2x Strategy (d)	Rydex VIF Leisure
Net assets as of December 31, 2018	$176,961	$431,332	$552,940
Investment income (loss):
Dividend distributions	2,536	6,439	1,664
Investment Expenses:
Mortality and expense risk and administrative charges	(2,933)	(6,026)	(7,288)
Net investment income (loss)	(397)	413	(5,624)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	6,663
Realized capital gain (loss) on investments	(8,100)	(38,549)	10,968
Change in unrealized appreciation (depreciation)	(25,041)	180,854	119,119
Net gain (loss) on investments	(33,141)	142,305	136,750
Net increase (decrease) in net assets from operations	(33,538)	142,718	131,126
Contract owner transactions:
Variable annuity deposits	8	262	751
Terminations, withdrawals and annuity payments	(17,809)	(52,459)	(37,957)
Transfers between subaccounts, net	79,556	59,351	(146,367)
Maintenance charges and mortality adjustments	(865)	(3,957)	(3,604)
Increase (decrease) in net assets from contract transactions	60,890	3,197	(187,177)
Total increase (decrease) in net assets	27,352	145,915	(56,051)
Net assets as of December 31, 2019	$204,313	$577,247	$496,889
Investment income (loss):
Dividend distributions	4,265	5,153	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,289)	(5,952)	(5,131)
Net investment income (loss)	976	(799)	(5,131)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	17,240
Realized capital gain (loss) on investments	(109,165)	18,552	2,301
Change in unrealized appreciation (depreciation)	(16,074)	143,231	46,167
Net gain (loss) on investments	(125,239)	161,783	65,708
Net increase (decrease) in net assets from operations	(124,263)	160,984	60,577
Contract owner transactions:
Variable annuity deposits	189	3,177	1,480
Terminations, withdrawals and annuity payments	(192,662)	(29,505)	(64,909)
Transfers between subaccounts, net	298,718	(217,445)	(19,894)
Maintenance charges and mortality adjustments	(1,435)	(4,063)	(3,071)
Increase (decrease) in net assets from contract transactions	104,810	(247,836)	(86,394)
Total increase (decrease) in net assets	(19,453)	(86,852)	(25,817)
Net assets as of December 31, 2020	$184,860	$490,395	$471,072

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Mid-Cap 1.5x Strategy (d)	Rydex VIF NASDAQ-100®	Rydex VIF NASDAQ-100® 2x Strategy (d)
Net assets as of December 31, 2018	$1,693,603	$5,121,966	$10,921,698
Investment income (loss):
Dividend distributions	12,316	7,793	24,093
Investment Expenses:
Mortality and expense risk and administrative charges	(19,179)	(80,472)	(179,213)
Net investment income (loss)	(6,863)	(72,679)	(155,120)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	140,908	-
Realized capital gain (loss) on investments	(153,837)	572,218	5,750,755
Change in unrealized appreciation (depreciation)	591,555	1,187,265	3,028,727
Net gain (loss) on investments	437,718	1,900,391	8,779,482
Net increase (decrease) in net assets from operations	430,855	1,827,712	8,624,362
Contract owner transactions:
Variable annuity deposits	2,208	194,788	44,189
Terminations, withdrawals and annuity payments	(339,492)	(893,943)	(733,670)
Transfers between subaccounts, net	(473,643)	5,550,278	(8,504,560)
Maintenance charges and mortality adjustments	(8,018)	(35,223)	(104,646)
Increase (decrease) in net assets from contract transactions	(818,945)	4,815,900	(9,298,687)
Total increase (decrease) in net assets	(388,090)	6,643,612	(674,325)
Net assets as of December 31, 2019	$1,305,513	$11,765,578	$10,247,373
Investment income (loss):
Dividend distributions	7,767	36,032	26,371
Investment Expenses:
Mortality and expense risk and administrative charges	(11,226)	(124,116)	(150,570)
Net investment income (loss)	(3,459)	(88,084)	(124,199)
Increase (decrease) in net assets from operations:
Capital gain distributions	28,950	1,437,876	1,899,346
Realized capital gain (loss) on investments	(220,594)	960,627	4,333,122
Change in unrealized appreciation (depreciation)	136,749	472,552	2,778,319
Net gain (loss) on investments	(54,895)	2,871,055	9,010,787
Net increase (decrease) in net assets from operations	(58,354)	2,782,971	8,886,588
Contract owner transactions:
Variable annuity deposits	23,474	20,902	291,062
Terminations, withdrawals and annuity payments	(148,105)	(771,026)	(835,556)
Transfers between subaccounts, net	(65,675)	(6,760,677)	(4,490,760)
Maintenance charges and mortality adjustments	(5,144)	(60,016)	(75,263)
Increase (decrease) in net assets from contract transactions	(195,450)	(7,570,817)	(5,110,517)
Total increase (decrease) in net assets	(253,804)	(4,787,846)	3,776,071
Net assets as of December 31, 2020	$1,051,709	$6,977,732	$14,023,444

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Nova (d)	Rydex VIF Precious Metals	Rydex VIF Real Estate
Net assets as of December 31, 2018	$1,932,670	$2,730,591	$2,970,457
Investment income (loss):
Dividend distributions	28,450	-	98,798
Investment Expenses:
Mortality and expense risk and administrative charges	(30,388)	(41,104)	(53,821)
Net investment income (loss)	(1,938)	(41,104)	44,977
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	48,747
Realized capital gain (loss) on investments	95,064	8,336	144,314
Change in unrealized appreciation (depreciation)	635,509	1,364,761	515,269
Net gain (loss) on investments	730,573	1,373,097	708,330
Net increase (decrease) in net assets from operations	728,635	1,331,993	753,307
Contract owner transactions:
Variable annuity deposits	209	33,016	99,712
Terminations, withdrawals and annuity payments	(301,498)	(371,012)	(737,471)
Transfers between subaccounts, net	423,747	547,840	1,780,118
Maintenance charges and mortality adjustments	(13,212)	(17,195)	(25,004)
Increase (decrease) in net assets from contract transactions	109,246	192,649	1,117,355
Total increase (decrease) in net assets	837,881	1,524,642	1,870,662
Net assets as of December 31, 2019	$2,770,551	$4,255,233	$4,841,119
Investment income (loss):
Dividend distributions	14,861	219,780	94,355
Investment Expenses:
Mortality and expense risk and administrative charges	(26,011)	(58,512)	(33,387)
Net investment income (loss)	(11,150)	161,268	60,968
Increase (decrease) in net assets from operations:
Capital gain distributions	174,336	-	87,439
Realized capital gain (loss) on investments	210,669	365,483	6,123
Change in unrealized appreciation (depreciation)	837	298,324	(301,356)
Net gain (loss) on investments	385,842	663,807	(207,794)
Net increase (decrease) in net assets from operations	374,692	825,075	(146,826)
Contract owner transactions:
Variable annuity deposits	-	117,968	4,533
Terminations, withdrawals and annuity payments	(531,562)	(646,860)	(335,579)
Transfers between subaccounts, net	(213,697)	184,253	(2,152,044)
Maintenance charges and mortality adjustments	(11,351)	(21,885)	(15,665)
Increase (decrease) in net assets from contract transactions	(756,610)	(366,524)	(2,498,755)
Total increase (decrease) in net assets	(381,918)	458,551	(2,645,581)
Net assets as of December 31, 2020	$2,388,633	$4,713,784	$2,195,538

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Retailing	Rydex VIF Russell 2000® 1.5x Strategy (d)	Rydex VIF Russell 2000® 2x Strategy (d)
Net assets as of December 31, 2018	$880,385	$774,642	$1,103,418
Investment income (loss):
Dividend distributions	-	-	6,124
Investment Expenses:
Mortality and expense risk and administrative charges	(10,984)	(10,281)	(20,327)
Net investment income (loss)	(10,984)	(10,281)	(14,203)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	33,142	(5,832)	(240,816)
Change in unrealized appreciation (depreciation)	167,426	260,178	552,340
Net gain (loss) on investments	200,568	254,346	311,524
Net increase (decrease) in net assets from operations	189,584	244,065	297,321
Contract owner transactions:
Variable annuity deposits	58,954	451	5,380
Terminations, withdrawals and annuity payments	(54,081)	(75,226)	(169,108)
Transfers between subaccounts, net	(252,492)	(148,491)	150,475
Maintenance charges and mortality adjustments	(4,497)	(5,818)	(11,299)
Increase (decrease) in net assets from contract transactions	(252,116)	(229,084)	(24,552)
Total increase (decrease) in net assets	(62,532)	14,981	272,769
Net assets as of December 31, 2019	$817,853	$789,623	$1,376,187
Investment income (loss):
Dividend distributions	-	-	13,749
Investment Expenses:
Mortality and expense risk and administrative charges	(8,565)	(11,417)	(30,306)
Net investment income (loss)	(8,565)	(11,417)	(16,557)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	21,807	-
Realized capital gain (loss) on investments	75,493	360,338	545,288
Change in unrealized appreciation (depreciation)	179,828	169,047	450,021
Net gain (loss) on investments	255,321	551,192	995,309
Net increase (decrease) in net assets from operations	246,756	539,775	978,752
Contract owner transactions:
Variable annuity deposits	15	-	37,698
Terminations, withdrawals and annuity payments	(31,950)	(53,451)	(229,927)
Transfers between subaccounts, net	113,920	111,848	10,228,694
Maintenance charges and mortality adjustments	(4,473)	(8,028)	(14,171)
Increase (decrease) in net assets from contract transactions	77,512	50,369	10,022,294
Total increase (decrease) in net assets	324,268	590,144	11,001,046
Net assets as of December 31, 2020	$1,142,121	$1,379,767	$12,377,233

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF S&P 500 2x Strategy (d)	Rydex VIF S&P 500 Pure Growth	Rydex VIF S&P 500 Pure Value
Net assets as of December 31, 2018	$3,454,861	$5,400,259	$6,322,659
Investment income (loss):
Dividend distributions	-	-	59,158
Investment Expenses:
Mortality and expense risk and administrative charges	(52,774)	(65,688)	(91,014)
Net investment income (loss)	(52,774)	(65,688)	(31,856)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	117,388	88,678
Realized capital gain (loss) on investments	1,556,096	181,483	(56,313)
Change in unrealized appreciation (depreciation)	1,232,618	911,250	1,457,281
Net gain (loss) on investments	2,788,714	1,210,121	1,489,646
Net increase (decrease) in net assets from operations	2,735,940	1,144,433	1,457,790
Contract owner transactions:
Variable annuity deposits	18,816	33,219	64,903
Terminations, withdrawals and annuity payments	(577,226)	(791,545)	(913,019)
Transfers between subaccounts, net	(914,995)	(565,530)	1,552,382
Maintenance charges and mortality adjustments	(18,062)	(26,670)	(42,481)
Increase (decrease) in net assets from contract transactions	(1,491,467)	(1,350,526)	661,785
Total increase (decrease) in net assets	1,244,473	(206,093)	2,119,575
Net assets as of December 31, 2019	$4,699,334	$5,194,166	$8,442,234
Investment income (loss):
Dividend distributions	54,349	-	115,343
Investment Expenses:
Mortality and expense risk and administrative charges	(63,372)	(48,369)	(65,791)
Net investment income (loss)	(9,023)	(48,369)	49,552
Increase (decrease) in net assets from operations:
Capital gain distributions	1,304,937	786,530	443,259
Realized capital gain (loss) on investments	(239,414)	22,319	(170,501)
Change in unrealized appreciation (depreciation)	58,737	45,453	317,300
Net gain (loss) on investments	1,124,260	854,302	590,058
Net increase (decrease) in net assets from operations	1,115,237	805,933	639,610
Contract owner transactions:
Variable annuity deposits	31,533	15,703	24,839
Terminations, withdrawals and annuity payments	(321,913)	(384,699)	(727,524)
Transfers between subaccounts, net	(1,450,154)	(1,681,959)	34,976
Maintenance charges and mortality adjustments	(28,940)	(21,039)	(32,759)
Increase (decrease) in net assets from contract transactions	(1,769,474)	(2,071,994)	(700,468)
Total increase (decrease) in net assets	(654,237)	(1,266,061)	(60,858)
Net assets as of December 31, 2020	$4,045,097	$3,928,105	$8,381,376

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF S&P MidCap 400 Pure Growth	Rydex VIF S&P MidCap 400 Pure Value	Rydex VIF S&P SmallCap 600 Pure Growth
Net assets as of December 31, 2018	$2,725,305	$1,122,304	$3,105,745
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(33,291)	(18,739)	(27,426)
Net investment income (loss)	(33,291)	(18,739)	(27,426)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(127,557)	(179,308)	(238,756)
Change in unrealized appreciation (depreciation)	506,262	386,790	547,988
Net gain (loss) on investments	378,705	207,482	309,232
Net increase (decrease) in net assets from operations	345,414	188,743	281,806
Contract owner transactions:
Variable annuity deposits	84,834	47,104	87,006
Terminations, withdrawals and annuity payments	(422,116)	(198,733)	(363,978)
Transfers between subaccounts, net	(400,524)	244,455	(1,216,160)
Maintenance charges and mortality adjustments	(15,838)	(7,345)	(12,114)
Increase (decrease) in net assets from contract transactions	(753,644)	85,481	(1,505,246)
Total increase (decrease) in net assets	(408,230)	274,224	(1,223,440)
Net assets as of December 31, 2019	$2,317,075	$1,396,528	$1,882,305
Investment income (loss):
Dividend distributions	-	4,318	-
Investment Expenses:
Mortality and expense risk and administrative charges	(28,759)	(12,194)	(19,456)
Net investment income (loss)	(28,759)	(7,876)	(19,456)
Increase (decrease) in net assets from operations:
Capital gain distributions	104,336	39,647	73,038
Realized capital gain (loss) on investments	10,211	(53,802)	(136,198)
Change in unrealized appreciation (depreciation)	597,951	106,729	345,166
Net gain (loss) on investments	712,498	92,574	282,006
Net increase (decrease) in net assets from operations	683,739	84,698	262,550
Contract owner transactions:
Variable annuity deposits	122,916	103,655	8,971
Terminations, withdrawals and annuity payments	(346,537)	(132,301)	(181,057)
Transfers between subaccounts, net	363,832	1,314,673	852,427
Maintenance charges and mortality adjustments	(11,649)	(7,565)	(8,713)
Increase (decrease) in net assets from contract transactions	128,562	1,278,462	671,628
Total increase (decrease) in net assets	812,301	1,363,160	934,178
Net assets as of December 31, 2020	$3,129,376	$2,759,688	$2,816,483

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF S&P SmallCap 600 Pure Value	Rydex VIF Strengthening Dollar 2x Strategy (d)	Rydex VIF Technology
Net assets as of December 31, 2018	$1,237,373	$494,924	$2,926,094
Investment income (loss):
Dividend distributions	3,734	4,144	-
Investment Expenses:
Mortality and expense risk and administrative charges	(16,105)	(5,673)	(48,519)
Net investment income (loss)	(12,371)	(1,529)	(48,519)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	130,532
Realized capital gain (loss) on investments	(24,726)	20,316	269,878
Change in unrealized appreciation (depreciation)	300,795	1,778	762,488
Net gain (loss) on investments	276,069	22,094	1,162,898
Net increase (decrease) in net assets from operations	263,698	20,565	1,114,379
Contract owner transactions:
Variable annuity deposits	32,171	6,149	32,390
Terminations, withdrawals and annuity payments	(203,562)	(147,434)	(469,196)
Transfers between subaccounts, net	(175,452)	(126,023)	596,764
Maintenance charges and mortality adjustments	(6,907)	(5,352)	(21,132)
Increase (decrease) in net assets from contract transactions	(353,750)	(272,660)	138,826
Total increase (decrease) in net assets	(90,052)	(252,095)	1,253,205
Net assets as of December 31, 2019	$1,147,321	$242,829	$4,179,299
Investment income (loss):
Dividend distributions	-	5,836	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,239)	(6,842)	(49,445)
Net investment income (loss)	(9,239)	(1,006)	(49,445)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	98,254
Realized capital gain (loss) on investments	(149,724)	(9,388)	555,378
Change in unrealized appreciation (depreciation)	53,537	(111,313)	1,034,881
Net gain (loss) on investments	(96,187)	(120,701)	1,688,513
Net increase (decrease) in net assets from operations	(105,426)	(121,707)	1,639,068
Contract owner transactions:
Variable annuity deposits	81,627	351	43,814
Terminations, withdrawals and annuity payments	(124,813)	(56,422)	(322,308)
Transfers between subaccounts, net	1,424,673	546,419	(715,627)
Maintenance charges and mortality adjustments	(6,905)	(1,815)	(20,772)
Increase (decrease) in net assets from contract transactions	1,374,582	488,533	(1,014,893)
Total increase (decrease) in net assets	1,269,156	366,826	624,175
Net assets as of December 31, 2020	$2,416,477	$609,655	$4,803,474

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Telecommunications	Rydex VIF Transportation	Rydex VIF U.S. Government Money Market (c)
Net assets as of December 31, 2018	$656,865	$451,418	$78,108,112
Investment income (loss):
Dividend distributions	-	-	484,615
Investment Expenses:
Mortality and expense risk and administrative charges	(9,207)	(4,515)	(669,518)
Net investment income (loss)	(9,207)	(4,515)	(184,903)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	135	-
Realized capital gain (loss) on investments	206	(24,361)	(1)
Change in unrealized appreciation (depreciation)	75,595	99,809	-
Net gain (loss) on investments	75,801	75,583	(1)
Net increase (decrease) in net assets from operations	66,594	71,068	(184,904)
Contract owner transactions:
Variable annuity deposits	-	61	5,180,344
Terminations, withdrawals and annuity payments	(18,109)	(44,470)	(12,462,946)
Transfers between subaccounts, net	(9,743)	(153,843)	(26,500,076)
Maintenance charges and mortality adjustments	(4,100)	(2,315)	(178,747)
Increase (decrease) in net assets from contract transactions	(31,952)	(200,567)	(33,961,425)
Total increase (decrease) in net assets	34,642	(129,499)	(34,146,329)
Net assets as of December 31, 2019	$691,507	$321,919	$43,961,783
Investment income (loss):
Dividend distributions	6,266	529	29,276
Investment Expenses:
Mortality and expense risk and administrative charges	(8,093)	(4,257)	(651,919)
Net investment income (loss)	(1,827)	(3,728)	(622,643)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	10,111	3,417
Realized capital gain (loss) on investments	1,954	1,018	(1)
Change in unrealized appreciation (depreciation)	39,029	111,865	1
Net gain (loss) on investments	40,983	122,994	3,417
Net increase (decrease) in net assets from operations	39,156	119,266	(619,226)
Contract owner transactions:
Variable annuity deposits	1,543	911	6,045,495
Terminations, withdrawals and annuity payments	(20,895)	(12,342)	(8,227,639)
Transfers between subaccounts, net	(84,596)	199,704	7,675,979
Maintenance charges and mortality adjustments	(3,671)	(2,243)	(185,904)
Increase (decrease) in net assets from contract transactions	(107,619)	186,030	5,307,931
Total increase (decrease) in net assets	(68,463)	305,296	4,688,705
Net assets as of December 31, 2020	$623,044	$627,215	$48,650,488

(c) Liquidation. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Rydex VIF Utilities	Rydex VIF Weakening Dollar 2x Strategy (d)	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2018	$3,860,800	$204,976	$2,456,867
Investment income (loss):
Dividend distributions	12,346	1,724	-
Investment Expenses:
Mortality and expense risk and administrative charges	(65,502)	(2,363)	(21,951)
Net investment income (loss)	(53,156)	(639)	(21,951)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	73,086
Realized capital gain (loss) on investments	382,802	(21,828)	368,397
Change in unrealized appreciation (depreciation)	512,344	10,069	250,188
Net gain (loss) on investments	895,146	(11,759)	691,671
Net increase (decrease) in net assets from operations	841,990	(12,398)	669,720
Contract owner transactions:
Variable annuity deposits	376,560	-	198,507
Terminations, withdrawals and annuity payments	(860,583)	(20,532)	(401,912)
Transfers between subaccounts, net	1,242,122	(7,839)	(116,084)
Maintenance charges and mortality adjustments	(24,574)	(1,114)	(810)
Increase (decrease) in net assets from contract transactions	733,525	(29,485)	(320,299)
Total increase (decrease) in net assets	1,575,515	(41,883)	349,421
Net assets as of December 31, 2019	$5,436,315	$163,093	$2,806,288
Investment income (loss):
Dividend distributions	74,092	645	-
Investment Expenses:
Mortality and expense risk and administrative charges	(50,300)	(1,961)	(19,075)
Net investment income (loss)	23,792	(1,316)	(19,075)
Increase (decrease) in net assets from operations:
Capital gain distributions	65,388	-	81,025
Realized capital gain (loss) on investments	91,734	(3,971)	164,583
Change in unrealized appreciation (depreciation)	(544,054)	17,322	327,519
Net gain (loss) on investments	(386,932)	13,351	573,127
Net increase (decrease) in net assets from operations	(363,140)	12,035	554,052
Contract owner transactions:
Variable annuity deposits	148,973	5	247,763
Terminations, withdrawals and annuity payments	(354,602)	(8,259)	(276,280)
Transfers between subaccounts, net	(1,086,493)	1,272	(634,897)
Maintenance charges and mortality adjustments	(17,612)	(836)	(1,183)
Increase (decrease) in net assets from contract transactions	(1,309,734)	(7,818)	(664,597)
Total increase (decrease) in net assets	(1,672,874)	4,217	(110,545)
Net assets as of December 31, 2020	$3,763,441	$167,310	$2,695,743

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	T. Rowe Price Growth Stock
Net assets as of December 31, 2018	$6,969,674	$440,772	$5,910,162
Investment income (loss):
Dividend distributions	95,458	10,712	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69,596)	(4,207)	(59,537)
Net investment income (loss)	25,862	6,505	(59,537)
Increase (decrease) in net assets from operations:
Capital gain distributions	327,985	36,031	117,333
Realized capital gain (loss) on investments	184,560	(7,409)	234,804
Change in unrealized appreciation (depreciation)	1,004,525	90,242	1,359,841
Net gain (loss) on investments	1,517,070	118,864	1,711,978
Net increase (decrease) in net assets from operations	1,542,932	125,369	1,652,441
Contract owner transactions:
Variable annuity deposits	172,694	-	282,504
Terminations, withdrawals and annuity payments	(1,014,156)	(106,245)	(770,089)
Transfers between subaccounts, net	332,675	148,879	(176,600)
Maintenance charges and mortality adjustments	(20,008)	(12)	(19,274)
Increase (decrease) in net assets from contract transactions	(528,795)	42,622	(683,459)
Total increase (decrease) in net assets	1,014,137	167,991	968,982
Net assets as of December 31, 2019	$7,983,811	$608,763	$6,879,144
Investment income (loss):
Dividend distributions	66,340	10,845	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69,485)	(3,826)	(63,824)
Net investment income (loss)	(3,145)	7,019	(63,824)
Increase (decrease) in net assets from operations:
Capital gain distributions	513,027	11,622	261,237
Realized capital gain (loss) on investments	291,587	(8,987)	393,232
Change in unrealized appreciation (depreciation)	342,154	(14,207)	1,575,268
Net gain (loss) on investments	1,146,768	(11,572)	2,229,737
Net increase (decrease) in net assets from operations	1,143,623	(4,553)	2,165,913
Contract owner transactions:
Variable annuity deposits	202,697	60	194,643
Terminations, withdrawals and annuity payments	(847,503)	(10,784)	(816,517)
Transfers between subaccounts, net	(444,344)	(46,990)	(281,268)
Maintenance charges and mortality adjustments	(19,650)	(172)	(20,604)
Increase (decrease) in net assets from contract transactions	(1,108,800)	(57,886)	(923,746)
Total increase (decrease) in net assets	34,823	(62,439)	1,242,167
Net assets as of December 31, 2020	$8,018,634	$546,324	$8,121,311

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Health Sciences	T. Rowe Price Limited-Term Bond	T. Rowe Price Retirement 2010
Net assets as of December 31, 2018	$7,368,834	$173,840	$1,332
Investment income (loss):
Dividend distributions	-	942	26
Investment Expenses:
Mortality and expense risk and administrative charges	(68,263)	(528)	(14)
Net investment income (loss)	(68,263)	414	12
Increase (decrease) in net assets from operations:
Capital gain distributions	411,912	-	33
Realized capital gain (loss) on investments	116,939	(252)	2
Change in unrealized appreciation (depreciation)	1,597,764	1,052	146
Net gain (loss) on investments	2,126,615	800	181
Net increase (decrease) in net assets from operations	2,058,352	1,214	193
Contract owner transactions:
Variable annuity deposits	1,169,554	-	-
Terminations, withdrawals and annuity payments	(1,091,651)	(22,433)	-
Transfers between subaccounts, net	(27,213)	(111,477)	-
Maintenance charges and mortality adjustments	(25,672)	(24)	(5)
Increase (decrease) in net assets from contract transactions	25,018	(133,934)	(5)
Total increase (decrease) in net assets	2,083,370	(132,720)	188
Net assets as of December 31, 2019	$9,452,204	$41,120	$1,520
Investment income (loss):
Dividend distributions	-	715	21
Investment Expenses:
Mortality and expense risk and administrative charges	(83,848)	(493)	(14)
Net investment income (loss)	(83,848)	222	7
Increase (decrease) in net assets from operations:
Capital gain distributions	722,303	-	126
Realized capital gain (loss) on investments	365,692	15	2
Change in unrealized appreciation (depreciation)	1,736,472	1,076	21
Net gain (loss) on investments	2,824,467	1,091	149
Net increase (decrease) in net assets from operations	2,740,619	1,313	156
Contract owner transactions:
Variable annuity deposits	658,723	40,483	-
Terminations, withdrawals and annuity payments	(728,849)	(744)	-
Transfers between subaccounts, net	897,308	517	-
Maintenance charges and mortality adjustments	(24,035)	(33)	(5)
Increase (decrease) in net assets from contract transactions	803,147	40,223	(5)
Total increase (decrease) in net assets	3,543,766	41,536	151
Net assets as of December 31, 2020	$12,995,970	$82,656	$1,671

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement 2015	T. Rowe Price Retirement 2020	T. Rowe Price Retirement 2025
Net assets as of December 31, 2018	$21,417	$79,666	$69,903
Investment income (loss):
Dividend distributions	2,170	1,662	1,091
Investment Expenses:
Mortality and expense risk and administrative charges	(1,016)	(850)	(641)
Net investment income (loss)	1,154	812	450
Increase (decrease) in net assets from operations:
Capital gain distributions	3,819	3,417	2,100
Realized capital gain (loss) on investments	55	93	691
Change in unrealized appreciation (depreciation)	9,540	10,539	9,573
Net gain (loss) on investments	13,414	14,049	12,364
Net increase (decrease) in net assets from operations	14,568	14,861	12,814
Contract owner transactions:
Variable annuity deposits	11,866	13,056	3,232
Terminations, withdrawals and annuity payments	(289)	(998)	(13,491)
Transfers between subaccounts, net	82,837	-	1,940
Maintenance charges and mortality adjustments	(53)	(403)	(440)
Increase (decrease) in net assets from contract transactions	94,361	11,655	(8,759)
Total increase (decrease) in net assets	108,929	26,516	4,055
Net assets as of December 31, 2019	$130,346	$106,182	$73,958
Investment income (loss):
Dividend distributions	1,814	1,531	610
Investment Expenses:
Mortality and expense risk and administrative charges	(1,222)	(1,057)	(554)
Net investment income (loss)	592	474	56
Increase (decrease) in net assets from operations:
Capital gain distributions	10,504	10,718	2,441
Realized capital gain (loss) on investments	482	13	(789)
Change in unrealized appreciation (depreciation)	3,810	4,310	3,275
Net gain (loss) on investments	14,796	15,041	4,927
Net increase (decrease) in net assets from operations	15,388	15,515	4,983
Contract owner transactions:
Variable annuity deposits	12,355	11,488	1,827
Terminations, withdrawals and annuity payments	(321)	(271)	(15,581)
Transfers between subaccounts, net	(4,563)	6,500	-
Maintenance charges and mortality adjustments	(54)	(479)	(964)
Increase (decrease) in net assets from contract transactions	7,417	17,238	(14,718)
Total increase (decrease) in net assets	22,805	32,753	(9,735)
Net assets as of December 31, 2020	$153,151	$138,935	$64,223

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement 2030	T. Rowe Price Retirement 2035	T. Rowe Price Retirement 2040
Net assets as of December 31, 2018	$104,193	$26,321	$108,067
Investment income (loss):
Dividend distributions	2,368	761	534
Investment Expenses:
Mortality and expense risk and administrative charges	(1,380)	(366)	(439)
Net investment income (loss)	988	395	95
Increase (decrease) in net assets from operations:
Capital gain distributions	6,051	2,346	2,066
Realized capital gain (loss) on investments	20	35	(4,977)
Change in unrealized appreciation (depreciation)	19,534	5,147	15,274
Net gain (loss) on investments	25,605	7,528	12,363
Net increase (decrease) in net assets from operations	26,593	7,923	12,458
Contract owner transactions:
Variable annuity deposits	23,399	5,402	2,489
Terminations, withdrawals and annuity payments	-	-	(74,216)
Transfers between subaccounts, net	23,376	23,015	-
Maintenance charges and mortality adjustments	(293)	(220)	(321)
Increase (decrease) in net assets from contract transactions	46,482	28,197	(72,048)
Total increase (decrease) in net assets	73,075	36,120	(59,590)
Net assets as of December 31, 2019	$177,268	$62,441	$48,477
Investment income (loss):
Dividend distributions	1,771	1,528	345
Investment Expenses:
Mortality and expense risk and administrative charges	(1,693)	(756)	(462)
Net investment income (loss)	78	772	(117)
Increase (decrease) in net assets from operations:
Capital gain distributions	9,547	8,952	2,714
Realized capital gain (loss) on investments	55	67	22
Change in unrealized appreciation (depreciation)	18,824	7,654	6,285
Net gain (loss) on investments	28,426	16,673	9,021
Net increase (decrease) in net assets from operations	28,504	17,445	8,904
Contract owner transactions:
Variable annuity deposits	20,561	6,997	3,780
Terminations, withdrawals and annuity payments	-	(437)	-
Transfers between subaccounts, net	(86)	151,998	6,387
Maintenance charges and mortality adjustments	(307)	(353)	(205)
Increase (decrease) in net assets from contract transactions	20,168	158,205	9,962
Total increase (decrease) in net assets	48,672	175,650	18,866
Net assets as of December 31, 2020	$225,940	$238,091	$67,343

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement 2045	T. Rowe Price Retirement 2050	T. Rowe Price Retirement 2055
Net assets as of December 31, 2018	$-	$1,600	$31,037
Investment income (loss):
Dividend distributions	10	31	407
Investment Expenses:
Mortality and expense risk and administrative charges	(3)	(23)	(324)
Net investment income (loss)	7	8	83
Increase (decrease) in net assets from operations:
Capital gain distributions	41	127	1,461
Realized capital gain (loss) on investments	(1)	1	36
Change in unrealized appreciation (depreciation)	18	363	5,823
Net gain (loss) on investments	58	491	7,320
Net increase (decrease) in net assets from operations	65	499	7,403
Contract owner transactions:
Variable annuity deposits	900	1,050	1,189
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(2)	(41)	(97)
Increase (decrease) in net assets from contract transactions	898	1,009	1,092
Total increase (decrease) in net assets	963	1,508	8,495
Net assets as of December 31, 2019	$963	$3,108	$39,532
Investment income (loss):
Dividend distributions	12	-	277
Investment Expenses:
Mortality and expense risk and administrative charges	(15)	(11)	(421)
Net investment income (loss)	(3)	(11)	(144)
Increase (decrease) in net assets from operations:
Capital gain distributions	97	-	1,510
Realized capital gain (loss) on investments	(10)	17	39
Change in unrealized appreciation (depreciation)	333	(87)	6,687
Net gain (loss) on investments	420	(70)	8,236
Net increase (decrease) in net assets from operations	417	(81)	8,092
Contract owner transactions:
Variable annuity deposits	1,302	43	1,188
Terminations, withdrawals and annuity payments	-	(2,866)	-
Transfers between subaccounts, net	-	-	8,432
Maintenance charges and mortality adjustments	(37)	(204)	(129)
Increase (decrease) in net assets from contract transactions	1,265	(3,027)	9,491
Total increase (decrease) in net assets	1,682	(3,108)	17,583
Net assets as of December 31, 2020	$2,645	$-	$57,115

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	T. Rowe Price Retirement Balanced	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
Net assets as of December 31, 2018	$141,187	$3,965,864	$2,585,738
Investment income (loss):
Dividend distributions	2,506	41,047	39,414
Investment Expenses:
Mortality and expense risk and administrative charges	(1,574)	(48,118)	(26,944)
Net investment income (loss)	932	(7,071)	12,470
Increase (decrease) in net assets from operations:
Capital gain distributions	2,552	-	23,526
Realized capital gain (loss) on investments	1,150	154,384	(99,922)
Change in unrealized appreciation (depreciation)	17,902	699,926	324,205
Net gain (loss) on investments	21,604	854,310	247,809
Net increase (decrease) in net assets from operations	22,536	847,239	260,279
Contract owner transactions:
Variable annuity deposits	18,946	142,607	3,394
Terminations, withdrawals and annuity payments	(4,291)	(393,271)	(856,387)
Transfers between subaccounts, net	(1,982)	1,093,265	293,219
Maintenance charges and mortality adjustments	(900)	(20,329)	(9,911)
Increase (decrease) in net assets from contract transactions	11,773	822,272	(569,685)
Total increase (decrease) in net assets	34,309	1,669,511	(309,406)
Net assets as of December 31, 2019	$175,496	$5,635,375	$2,276,332
Investment income (loss):
Dividend distributions	1,157	256,051	294,196
Investment Expenses:
Mortality and expense risk and administrative charges	(1,035)	(69,808)	(108,047)
Net investment income (loss)	122	186,243	186,149
Increase (decrease) in net assets from operations:
Capital gain distributions	8,107	160,690	-
Realized capital gain (loss) on investments	(4,736)	(824,970)	(161,973)
Change in unrealized appreciation (depreciation)	(3,855)	433,432	702,811
Net gain (loss) on investments	(484)	(230,848)	540,838
Net increase (decrease) in net assets from operations	(362)	(44,605)	726,987
Contract owner transactions:
Variable annuity deposits	9,854	109,389	4,146
Terminations, withdrawals and annuity payments	-	(924,690)	(878,721)
Transfers between subaccounts, net	(71,501)	2,107,350	7,734,100
Maintenance charges and mortality adjustments	(743)	(36,494)	(45,296)
Increase (decrease) in net assets from contract transactions	(62,390)	1,255,555	6,814,229
Total increase (decrease) in net assets	(62,752)	1,210,950	7,541,216
Net assets as of December 31, 2020	$112,744	$6,846,325	$9,817,548

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	TOPS® Conservative ETF
Net assets as of December 31, 2018	$2,244,653	$3,323	$-
Investment income (loss):
Dividend distributions	146,309	98	-
Investment Expenses:
Mortality and expense risk and administrative charges	(13,986)	(51)	-
Net investment income (loss)	132,323	47	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	672	-
Realized capital gain (loss) on investments	4,102	(15)	-
Change in unrealized appreciation (depreciation)	(104,200)	(256)	-
Net gain (loss) on investments	(100,098)	401	-
Net increase (decrease) in net assets from operations	32,225	448	-
Contract owner transactions:
Variable annuity deposits	163,282	-	-
Terminations, withdrawals and annuity payments	(126,047)	-	-
Transfers between subaccounts, net	(360,202)	-	-
Maintenance charges and mortality adjustments	(2,416)	-	-
Increase (decrease) in net assets from contract transactions	(325,383)	-	-
Total increase (decrease) in net assets	(293,158)	448	-
Net assets as of December 31, 2019	$1,951,495	$3,771	$-
Investment income (loss):
Dividend distributions	121,419	102	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,711)	(50)	(158)
Net investment income (loss)	111,708	52	(158)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(69,144)	(22)	27
Change in unrealized appreciation (depreciation)	(146,157)	132	10,091
Net gain (loss) on investments	(215,301)	110	10,118
Net increase (decrease) in net assets from operations	(103,593)	162	9,960
Contract owner transactions:
Variable annuity deposits	255,376	-	522,217
Terminations, withdrawals and annuity payments	(247,271)	-	(1,764)
Transfers between subaccounts, net	(371,462)	-	-
Maintenance charges and mortality adjustments	(1,855)	-	-
Increase (decrease) in net assets from contract transactions	(365,212)	-	520,453
Total increase (decrease) in net assets	(468,805)	162	530,413
Net assets as of December 31, 2020	$1,482,690	$3,933	$530,413

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	VanEck VIP Global Gold	VanEck VIP Global Hard Assets	Vanguard® VIF Balanced
Net assets as of December 31, 2018	$156,082	$92,578	$523,334
Investment income (loss):
Dividend distributions	-	-	15,482
Investment Expenses:
Mortality and expense risk and administrative charges	(2,525)	(1,235)	(5,995)
Net investment income (loss)	(2,525)	(1,235)	9,487
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	31,129
Realized capital gain (loss) on investments	(3,201)	(3,689)	(1,591)
Change in unrealized appreciation (depreciation)	58,865	14,596	81,696
Net gain (loss) on investments	55,664	10,907	111,234
Net increase (decrease) in net assets from operations	53,139	9,672	120,721
Contract owner transactions:
Variable annuity deposits	13,405	6,012	-
Terminations, withdrawals and annuity payments	(13,166)	(10,421)	(9,609)
Transfers between subaccounts, net	(4,852)	(3,482)	97,128
Maintenance charges and mortality adjustments	(226)	(79)	-
Increase (decrease) in net assets from contract transactions	(4,839)	(7,970)	87,519
Total increase (decrease) in net assets	48,300	1,702	208,240
Net assets as of December 31, 2019	$204,382	$94,280	$731,574
Investment income (loss):
Dividend distributions	9,225	549	19,458
Investment Expenses:
Mortality and expense risk and administrative charges	(3,786)	(1,112)	(6,888)
Net investment income (loss)	5,439	(563)	12,570
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	23,730
Realized capital gain (loss) on investments	8,693	(10,721)	476
Change in unrealized appreciation (depreciation)	59,082	29,862	40,299
Net gain (loss) on investments	67,775	19,141	64,505
Net increase (decrease) in net assets from operations	73,214	18,578	77,075
Contract owner transactions:
Variable annuity deposits	20,525	6,600	134,644
Terminations, withdrawals and annuity payments	(2,010)	(4,976)	(3,548)
Transfers between subaccounts, net	96,607	32,051	(1,167)
Maintenance charges and mortality adjustments	(339)	(120)	(3)
Increase (decrease) in net assets from contract transactions	114,783	33,555	129,926
Total increase (decrease) in net assets	187,997	52,133	207,001
Net assets as of December 31, 2020	$392,379	$146,413	$938,575

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Capital Growth	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value
Net assets as of December 31, 2018	$364,781	$518,882	$227,996
Investment income (loss):
Dividend distributions	10,502	13,553	7,329
Investment Expenses:
Mortality and expense risk and administrative charges	(8,694)	(11,185)	(4,144)
Net investment income (loss)	1,808	2,368	3,185
Increase (decrease) in net assets from operations:
Capital gain distributions	25,669	13,979	14,548
Realized capital gain (loss) on investments	14,568	2,013	(2,352)
Change in unrealized appreciation (depreciation)	120,881	81,187	39,835
Net gain (loss) on investments	161,118	97,179	52,031
Net increase (decrease) in net assets from operations	162,926	99,547	55,216
Contract owner transactions:
Variable annuity deposits	-	691,326	-
Terminations, withdrawals and annuity payments	(109,493)	(902)	(1,171)
Transfers between subaccounts, net	491,691	40,805	129,780
Maintenance charges and mortality adjustments	(111)	-	-
Increase (decrease) in net assets from contract transactions	382,087	731,229	128,609
Total increase (decrease) in net assets	545,013	830,776	183,825
Net assets as of December 31, 2019	$909,794	$1,349,658	$411,821
Investment income (loss):
Dividend distributions	12,282	31,988	7,206
Investment Expenses:
Mortality and expense risk and administrative charges	(8,700)	(17,089)	(3,812)
Net investment income (loss)	3,582	14,899	3,394
Increase (decrease) in net assets from operations:
Capital gain distributions	26,149	19,640	46,616
Realized capital gain (loss) on investments	13,120	15,355	(72,756)
Change in unrealized appreciation (depreciation)	97,773	145,515	(3,737)
Net gain (loss) on investments	137,042	180,510	(29,877)
Net increase (decrease) in net assets from operations	140,624	195,409	(26,483)
Contract owner transactions:
Variable annuity deposits	34,910	74,199	-
Terminations, withdrawals and annuity payments	(124,353)	(13,005)	(1,175)
Transfers between subaccounts, net	77,164	1,117,973	(147,460)
Maintenance charges and mortality adjustments	(232)	(233)	(47)
Increase (decrease) in net assets from contract transactions	(12,511)	1,178,934	(148,682)
Total increase (decrease) in net assets	128,113	1,374,343	(175,165)
Net assets as of December 31, 2020	$1,037,907	$2,724,001	$236,656

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Equity Income	Vanguard® VIF Equity Index	Vanguard® VIF Global Bond Index
Net assets as of December 31, 2018	$854,005	$64,422	$-
Investment income (loss):
Dividend distributions	23,775	1,407	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,320)	(1,975)	(126)
Net investment income (loss)	15,455	(568)	(126)
Increase (decrease) in net assets from operations:
Capital gain distributions	57,740	1,843	-
Realized capital gain (loss) on investments	(15,663)	(713)	1,254
Change in unrealized appreciation (depreciation)	140,096	69,853	-
Net gain (loss) on investments	182,173	70,983	1,254
Net increase (decrease) in net assets from operations	197,628	70,415	1,128
Contract owner transactions:
Variable annuity deposits	118	325,754	1,600
Terminations, withdrawals and annuity payments	(28,727)	(25,134)	(271)
Transfers between subaccounts, net	72,033	80,988	(2,457)
Maintenance charges and mortality adjustments	(816)	(65)	-
Increase (decrease) in net assets from contract transactions	42,608	381,543	(1,128)
Total increase (decrease) in net assets	240,236	451,958	-
Net assets as of December 31, 2019	$1,094,241	$516,380	$-
Investment income (loss):
Dividend distributions	23,883	9,811	72
Investment Expenses:
Mortality and expense risk and administrative charges	(6,808)	(3,346)	(50)
Net investment income (loss)	17,075	6,465	22
Increase (decrease) in net assets from operations:
Capital gain distributions	29,808	11,509	18
Realized capital gain (loss) on investments	(26,276)	3,971	2
Change in unrealized appreciation (depreciation)	(41,810)	123,665	672
Net gain (loss) on investments	(38,278)	139,145	692
Net increase (decrease) in net assets from operations	(21,203)	145,610	714
Contract owner transactions:
Variable annuity deposits	185,407	555,340	23,352
Terminations, withdrawals and annuity payments	(58,683)	(6,340)	(51)
Transfers between subaccounts, net	(95,929)	86,863	48,720
Maintenance charges and mortality adjustments	(910)	(282)	(33)
Increase (decrease) in net assets from contract transactions	29,885	635,581	71,988
Total increase (decrease) in net assets	8,682	781,191	72,702
Net assets as of December 31, 2020	$1,102,923	$1,297,571	$72,702

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Growth	Vanguard® VIF High Yield Bond	Vanguard® VIF International
Net assets as of December 31, 2018	$86,947	$453,510	$914,398
Investment income (loss):
Dividend distributions	408	43,362	14,732
Investment Expenses:
Mortality and expense risk and administrative charges	(1,865)	(4,485)	(7,213)
Net investment income (loss)	(1,457)	38,877	7,519
Increase (decrease) in net assets from operations:
Capital gain distributions	11,287	-	32,127
Realized capital gain (loss) on investments	3,923	(296)	(110,362)
Change in unrealized appreciation (depreciation)	15,189	70,359	367,850
Net gain (loss) on investments	30,399	70,063	289,615
Net increase (decrease) in net assets from operations	28,942	108,940	297,134
Contract owner transactions:
Variable annuity deposits	800	14,851	318,340
Terminations, withdrawals and annuity payments	(2,981)	(78,911)	(88,219)
Transfers between subaccounts, net	(2,510)	443,380	196,502
Maintenance charges and mortality adjustments	-	(197)	(514)
Increase (decrease) in net assets from contract transactions	(4,691)	379,123	426,109
Total increase (decrease) in net assets	24,251	488,063	723,243
Net assets as of December 31, 2019	$111,198	$941,573	$1,637,641
Investment income (loss):
Dividend distributions	423	37,374	22,428
Investment Expenses:
Mortality and expense risk and administrative charges	(2,305)	(3,866)	(8,433)
Net investment income (loss)	(1,882)	33,508	13,995
Increase (decrease) in net assets from operations:
Capital gain distributions	6,004	-	40,992
Realized capital gain (loss) on investments	4,099	(23,649)	18,814
Change in unrealized appreciation (depreciation)	47,062	15,957	894,103
Net gain (loss) on investments	57,165	(7,692)	953,909
Net increase (decrease) in net assets from operations	55,283	25,816	967,904
Contract owner transactions:
Variable annuity deposits	18,271	18,596	522,549
Terminations, withdrawals and annuity payments	(2,249)	(18,598)	(62,981)
Transfers between subaccounts, net	63,505	414,680	204,329
Maintenance charges and mortality adjustments	(35)	(604)	(1,146)
Increase (decrease) in net assets from contract transactions	79,492	414,074	662,751
Total increase (decrease) in net assets	134,775	439,890	1,630,655
Net assets as of December 31, 2020	$245,973	$1,381,463	$3,268,296

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Mid-Cap Index	Vanguard® VIF Moderate Allocation	Vanguard® VIF Real Estate Index
Net assets as of December 31, 2018	$239,540	$701,714	$35,948
Investment income (loss):
Dividend distributions	3,566	22,883	1,454
Investment Expenses:
Mortality and expense risk and administrative charges	(2,874)	(10,135)	(1,919)
Net investment income (loss)	692	12,748	(465)
Increase (decrease) in net assets from operations:
Capital gain distributions	18,383	24,653	2,629
Realized capital gain (loss) on investments	(7,756)	9,685	6,104
Change in unrealized appreciation (depreciation)	74,761	169,538	17,115
Net gain (loss) on investments	85,388	203,876	25,848
Net increase (decrease) in net assets from operations	86,080	216,624	25,383
Contract owner transactions:
Variable annuity deposits	164	885,144	26,753
Terminations, withdrawals and annuity payments	(21,413)	(1,898)	(2,333)
Transfers between subaccounts, net	610,242	41,654	86,651
Maintenance charges and mortality adjustments	(38)	(73)	-
Increase (decrease) in net assets from contract transactions	588,955	924,827	111,071
Total increase (decrease) in net assets	675,035	1,141,451	136,454
Net assets as of December 31, 2019	$914,575	$1,843,165	$172,402
Investment income (loss):
Dividend distributions	13,703	43,592	1,843
Investment Expenses:
Mortality and expense risk and administrative charges	(26,148)	(41,090)	(1,047)
Net investment income (loss)	(12,445)	2,502	796
Increase (decrease) in net assets from operations:
Capital gain distributions	51,308	40,109	1,159
Realized capital gain (loss) on investments	33,196	14,347	9,243
Change in unrealized appreciation (depreciation)	631,640	688,202	(1,769)
Net gain (loss) on investments	716,144	742,658	8,633
Net increase (decrease) in net assets from operations	703,699	745,160	9,429
Contract owner transactions:
Variable annuity deposits	1,675,351	1,068,592	190,655
Terminations, withdrawals and annuity payments	(20,436)	(74,873)	(2,609)
Transfers between subaccounts, net	(528,411)	2,038,506	(96,800)
Maintenance charges and mortality adjustments	(295)	(6,094)	(34)
Increase (decrease) in net assets from contract transactions	1,126,209	3,026,131	91,212
Total increase (decrease) in net assets	1,829,908	3,771,291	100,641
Net assets as of December 31, 2020	$2,744,483	$5,614,456	$273,043

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Short Term Investment Grade	Vanguard® VIF Small Company Growth (d)	Vanguard® VIF Total Bond Market Index
Net assets as of December 31, 2018	$967,505	$414,290	$1,778,827
Investment income (loss):
Dividend distributions	25,377	2,134	54,059
Investment Expenses:
Mortality and expense risk and administrative charges	(4,898)	(1,231)	(29,265)
Net investment income (loss)	20,479	903	24,794
Increase (decrease) in net assets from operations:
Capital gain distributions	-	46,365	-
Realized capital gain (loss) on investments	10,937	(35,589)	53,035
Change in unrealized appreciation (depreciation)	11,822	77,448	141,615
Net gain (loss) on investments	22,759	88,224	194,650
Net increase (decrease) in net assets from operations	43,238	89,127	219,444
Contract owner transactions:
Variable annuity deposits	107,720	16,087	433,637
Terminations, withdrawals and annuity payments	(75,798)	(8,515)	(51,242)
Transfers between subaccounts, net	(156,812)	(350,158)	475,293
Maintenance charges and mortality adjustments	(131)	(82)	(3,378)
Increase (decrease) in net assets from contract transactions	(125,021)	(342,668)	854,310
Total increase (decrease) in net assets	(81,783)	(253,541)	1,073,754
Net assets as of December 31, 2019	$885,722	$160,749	$2,852,581
Investment income (loss):
Dividend distributions	40,764	1,215	72,075
Investment Expenses:
Mortality and expense risk and administrative charges	(6,009)	(746)	(12,922)
Net investment income (loss)	34,755	469	59,153
Increase (decrease) in net assets from operations:
Capital gain distributions	-	17,563	-
Realized capital gain (loss) on investments	2,485	(239)	24,795
Change in unrealized appreciation (depreciation)	62,852	47,692	112,610
Net gain (loss) on investments	65,337	65,016	137,405
Net increase (decrease) in net assets from operations	100,092	65,485	196,558
Contract owner transactions:
Variable annuity deposits	239,147	40,492	609,449
Terminations, withdrawals and annuity payments	(26,349)	(1,585)	(58,356)
Transfers between subaccounts, net	745,861	29,849	779,565
Maintenance charges and mortality adjustments	(2,278)	(138)	(1,006)
Increase (decrease) in net assets from contract transactions	956,381	68,618	1,329,652
Total increase (decrease) in net assets	1,056,473	134,103	1,526,210
Net assets as of December 31, 2020	$1,942,195	$294,852	$4,378,791

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Vanguard® VIF Total International Stock Market Index	Vanguard® VIF Total Stock Market Index	Victory RS Partners (d)
Net assets as of December 31, 2018	$-	$719,633	$467,217
Investment income (loss):
Dividend distributions	-	13,166	4,565
Investment Expenses:
Mortality and expense risk and administrative charges	(322)	(9,202)	(4,684)
Net investment income (loss)	(322)	3,964	(119)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	23,573	46,598
Realized capital gain (loss) on investments	9	779	(12,759)
Change in unrealized appreciation (depreciation)	13,553	224,343	97,961
Net gain (loss) on investments	13,562	248,695	131,800
Net increase (decrease) in net assets from operations	13,240	252,659	131,681
Contract owner transactions:
Variable annuity deposits	223,110	248,703	1,535
Terminations, withdrawals and annuity payments	(376)	(149,015)	(55,489)
Transfers between subaccounts, net	67,374	552,147	(516)
Maintenance charges and mortality adjustments	-	(340)	(1,470)
Increase (decrease) in net assets from contract transactions	290,108	651,495	(55,940)
Total increase (decrease) in net assets	303,348	904,154	75,741
Net assets as of December 31, 2019	$303,348	$1,623,787	$542,958
Investment income (loss):
Dividend distributions	6,803	27,347	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,135)	(11,826)	(3,829)
Net investment income (loss)	4,668	15,521	(3,829)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,922	52,759	7,405
Realized capital gain (loss) on investments	(1,073)	8,281	(18,212)
Change in unrealized appreciation (depreciation)	84,459	302,737	3,279
Net gain (loss) on investments	85,308	363,777	(7,528)
Net increase (decrease) in net assets from operations	89,976	379,298	(11,357)
Contract owner transactions:
Variable annuity deposits	286,934	475,055	1,634
Terminations, withdrawals and annuity payments	(36,438)	(21,601)	(32,862)
Transfers between subaccounts, net	211,323	608,391	(4,228)
Maintenance charges and mortality adjustments	(135)	(782)	(1,140)
Increase (decrease) in net assets from contract transactions	461,684	1,061,063	(36,596)
Total increase (decrease) in net assets	551,660	1,440,361	(47,953)
Net assets as of December 31, 2020	$855,008	$3,064,148	$495,005

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Victory RS Science and Technology	Victory RS Value	Virtus Ceredex Mid Cap Value Equity
Net assets as of December 31, 2018	$936,054	$1,770,118	$255,628
Investment income (loss):
Dividend distributions	-	13,446	3,366
Investment Expenses:
Mortality and expense risk and administrative charges	(10,296)	(19,945)	(3,151)
Net investment income (loss)	(10,296)	(6,499)	215
Increase (decrease) in net assets from operations:
Capital gain distributions	103,452	157,738	20,395
Realized capital gain (loss) on investments	5,776	(26,785)	(857)
Change in unrealized appreciation (depreciation)	253,529	416,199	71,319
Net gain (loss) on investments	362,757	547,152	90,857
Net increase (decrease) in net assets from operations	352,461	540,653	91,072
Contract owner transactions:
Variable annuity deposits	27,569	91,134	18,765
Terminations, withdrawals and annuity payments	(200,985)	(180,004)	(18,702)
Transfers between subaccounts, net	126,544	264,565	98,595
Maintenance charges and mortality adjustments	(2,979)	(8,387)	(1,645)
Increase (decrease) in net assets from contract transactions	(49,851)	167,308	97,013
Total increase (decrease) in net assets	302,610	707,961	188,085
Net assets as of December 31, 2019	$1,238,664	$2,478,079	$443,713
Investment income (loss):
Dividend distributions	-	-	2,148
Investment Expenses:
Mortality and expense risk and administrative charges	(13,085)	(16,214)	(2,687)
Net investment income (loss)	(13,085)	(16,214)	(539)
Increase (decrease) in net assets from operations:
Capital gain distributions	114,945	34,856	5,108
Realized capital gain (loss) on investments	30,379	(207,417)	(43,044)
Change in unrealized appreciation (depreciation)	653,725	(13,957)	(9,358)
Net gain (loss) on investments	799,049	(186,518)	(47,294)
Net increase (decrease) in net assets from operations	785,964	(202,732)	(47,833)
Contract owner transactions:
Variable annuity deposits	36,532	49,387	18,048
Terminations, withdrawals and annuity payments	(64,443)	(167,140)	(9,965)
Transfers between subaccounts, net	43,205	(337,052)	(93,245)
Maintenance charges and mortality adjustments	(3,141)	(6,777)	(1,242)
Increase (decrease) in net assets from contract transactions	12,153	(461,582)	(86,404)
Total increase (decrease) in net assets	798,117	(664,314)	(134,237)
Net assets as of December 31, 2020	$2,036,781	$1,813,765	$309,476

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Small-Cap Growth Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2018	$101,083	$653,197	$1,037,703
Investment income (loss):
Dividend distributions	1,681	-	22,380
Investment Expenses:
Mortality and expense risk and administrative charges	(1,306)	(10,891)	(5,976)
Net investment income (loss)	375	(10,891)	16,404
Increase (decrease) in net assets from operations:
Capital gain distributions	10,054	160,467	-
Realized capital gain (loss) on investments	(6,352)	69,174	(308)
Change in unrealized appreciation (depreciation)	19,131	120,487	65,351
Net gain (loss) on investments	22,833	350,128	65,043
Net increase (decrease) in net assets from operations	23,208	339,237	81,447
Contract owner transactions:
Variable annuity deposits	2	126,091	16,820
Terminations, withdrawals and annuity payments	(574)	(170,918)	(307,249)
Transfers between subaccounts, net	(20,875)	215,476	(220,419)
Maintenance charges and mortality adjustments	(18)	(608)	-
Increase (decrease) in net assets from contract transactions	(21,465)	170,041	(510,848)
Total increase (decrease) in net assets	1,743	509,278	(429,401)
Net assets as of December 31, 2019	$102,826	$1,162,475	$608,302
Investment income (loss):
Dividend distributions	2,900	-	18,518
Investment Expenses:
Mortality and expense risk and administrative charges	(3,099)	(9,161)	(2,338)
Net investment income (loss)	(199)	(9,161)	16,180
Increase (decrease) in net assets from operations:
Capital gain distributions	4,795	165,347	-
Realized capital gain (loss) on investments	(45,789)	17,577	(1,377)
Change in unrealized appreciation (depreciation)	22,865	208,612	17,179
Net gain (loss) on investments	(18,129)	391,536	15,802
Net increase (decrease) in net assets from operations	(18,328)	382,375	31,982
Contract owner transactions:
Variable annuity deposits	139,357	169,041	-
Terminations, withdrawals and annuity payments	(10,747)	(166,579)	(636)
Transfers between subaccounts, net	107,999	(95,698)	(57,228)
Maintenance charges and mortality adjustments	(26)	(738)	-
Increase (decrease) in net assets from contract transactions	236,583	(93,974)	(57,864)
Total increase (decrease) in net assets	218,255	288,401	(25,882)
Net assets as of December 31, 2020	$321,081	$1,450,876	$582,420

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Voya MidCap Opportunities Portfolio
Net assets as of December 31, 2018	$1,037,519	$62,868	$9,292
Investment income (loss):
Dividend distributions	5,947	901	10
Investment Expenses:
Mortality and expense risk and administrative charges	(3,261)	(1,022)	(160)
Net investment income (loss)	2,686	(121)	(150)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	993	1,376
Realized capital gain (loss) on investments	(39,089)	(64)	(14)
Change in unrealized appreciation (depreciation)	192,198	14,182	1,299
Net gain (loss) on investments	153,109	15,111	2,661
Net increase (decrease) in net assets from operations	155,795	14,990	2,511
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(432,746)	-	-
Transfers between subaccounts, net	(31,981)	(1,894)	-
Maintenance charges and mortality adjustments	(118)	-	-
Increase (decrease) in net assets from contract transactions	(464,845)	(1,894)	-
Total increase (decrease) in net assets	(309,050)	13,096	2,511
Net assets as of December 31, 2019	$728,469	$75,964	$11,803
Investment income (loss):
Dividend distributions	-	686	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,392)	(1,240)	(422)
Net investment income (loss)	(2,392)	(554)	(422)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,769	3,259	3,026
Realized capital gain (loss) on investments	(1,819)	2,222	18,310
Change in unrealized appreciation (depreciation)	151,213	22,910	5,584
Net gain (loss) on investments	160,163	28,391	26,920
Net increase (decrease) in net assets from operations	157,771	27,837	26,498
Contract owner transactions:
Variable annuity deposits	584	23,933	39,297
Terminations, withdrawals and annuity payments	(20,222)	(526)	(490)
Transfers between subaccounts, net	(16,372)	(8,830)	(22,883)
Maintenance charges and mortality adjustments	(332)	-	-
Increase (decrease) in net assets from contract transactions	(36,342)	14,577	15,924
Total increase (decrease) in net assets	121,429	42,414	42,422
Net assets as of December 31, 2020	$849,898	$118,378	$54,225

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	VY Clarion Global Real Estate Portfolio	VY Clarion Real Estate Portfolio	Wells Fargo Growth (d)
Net assets as of December 31, 2018	$91,286	$-	$760,459
Investment income (loss):
Dividend distributions	2,481	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(800)	(63)	(8,031)
Net investment income (loss)	1,681	(63)	(8,031)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	100,112
Realized capital gain (loss) on investments	(143)	(1,171)	8,405
Change in unrealized appreciation (depreciation)	19,127	-	161,386
Net gain (loss) on investments	18,984	(1,171)	269,903
Net increase (decrease) in net assets from operations	20,665	(1,234)	261,872
Contract owner transactions:
Variable annuity deposits	-	101	6,709
Terminations, withdrawals and annuity payments	(1,707)	-	(65,314)
Transfers between subaccounts, net	(1,633)	1,133	(97,944)
Maintenance charges and mortality adjustments	-	-	(2,385)
Increase (decrease) in net assets from contract transactions	(3,340)	1,234	(158,934)
Total increase (decrease) in net assets	17,325	-	102,938
Net assets as of December 31, 2019	$108,611	$-	$863,397
Investment income (loss):
Dividend distributions	5,368	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(700)	-	(7,884)
Net investment income (loss)	4,668	-	(7,884)
Increase (decrease) in net assets from operations:
Capital gain distributions	8,167	-	130,851
Realized capital gain (loss) on investments	(58)	-	10,889
Change in unrealized appreciation (depreciation)	(18,239)	-	222,698
Net gain (loss) on investments	(10,130)	-	364,438
Net increase (decrease) in net assets from operations	(5,462)	-	356,554
Contract owner transactions:
Variable annuity deposits	-	-	9,771
Terminations, withdrawals and annuity payments	(1,733)	-	(144,088)
Transfers between subaccounts, net	5,486	-	2,093
Maintenance charges and mortality adjustments	(10)	-	(2,613)
Increase (decrease) in net assets from contract transactions	3,743	-	(134,837)
Total increase (decrease) in net assets	(1,719)	-	221,717
Net assets as of December 31, 2020	$106,892	$-	$1,085,114

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Wells Fargo International Equity VT	Wells Fargo Large Cap Core	Wells Fargo Omega Growth VT
Net assets as of December 31, 2018	$35,461	$1,425,019	$203,815
Investment income (loss):
Dividend distributions	1,416	19,210	-
Investment Expenses:
Mortality and expense risk and administrative charges	(173)	(12,557)	(3,147)
Net investment income (loss)	1,243	6,653	(3,147)
Increase (decrease) in net assets from operations:
Capital gain distributions	15,763	177,044	27,522
Realized capital gain (loss) on investments	(110)	55,894	2,495
Change in unrealized appreciation (depreciation)	(11,588)	86,159	39,018
Net gain (loss) on investments	4,065	319,097	69,035
Net increase (decrease) in net assets from operations	5,308	325,750	65,888
Contract owner transactions:
Variable annuity deposits	-	33,480	4,754
Terminations, withdrawals and annuity payments	-	(199,790)	(50,377)
Transfers between subaccounts, net	-	(468,128)	(12,113)
Maintenance charges and mortality adjustments	-	(4,574)	(214)
Increase (decrease) in net assets from contract transactions	-	(639,012)	(57,950)
Total increase (decrease) in net assets	5,308	(313,262)	7,938
Net assets as of December 31, 2019	$40,769	$1,111,757	$211,753
Investment income (loss):
Dividend distributions	914	8,535	-
Investment Expenses:
Mortality and expense risk and administrative charges	(130)	(7,805)	(3,319)
Net investment income (loss)	784	730	(3,319)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	107,570	17,575
Realized capital gain (loss) on investments	(136)	(47,137)	3,813
Change in unrealized appreciation (depreciation)	1,204	(49,167)	64,540
Net gain (loss) on investments	1,068	11,266	85,928
Net increase (decrease) in net assets from operations	1,852	11,996	82,609
Contract owner transactions:
Variable annuity deposits	-	22,743	13
Terminations, withdrawals and annuity payments	-	(169,380)	(2,957)
Transfers between subaccounts, net	-	(94,215)	(16,780)
Maintenance charges and mortality adjustments	-	(2,965)	(123)
Increase (decrease) in net assets from contract transactions	-	(243,817)	(19,847)
Total increase (decrease) in net assets	1,852	(231,821)	62,762
Net assets as of December 31, 2020	$42,621	$879,936	$274,515

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Wells Fargo Opportunity	Wells Fargo Opportunity VT	Wells Fargo Small Company Value
Net assets as of December 31, 2018	$727,250	$1,434,652	$4,787,103
Investment income (loss):
Dividend distributions	1,890	5,033	40,126
Investment Expenses:
Mortality and expense risk and administrative charges	(8,562)	(23,240)	(46,628)
Net investment income (loss)	(6,672)	(18,207)	(6,502)
Increase (decrease) in net assets from operations:
Capital gain distributions	46,117	200,557	481,584
Realized capital gain (loss) on investments	13,593	7,454	(3,671,863)
Change in unrealized appreciation (depreciation)	162,862	230,295	4,348,684
Net gain (loss) on investments	222,572	438,306	1,158,405
Net increase (decrease) in net assets from operations	215,900	420,099	1,151,903
Contract owner transactions:
Variable annuity deposits	21,067	10,312	103,153
Terminations, withdrawals and annuity payments	(58,068)	(248,089)	(533,827)
Transfers between subaccounts, net	(46,458)	182,726	(6,513)
Maintenance charges and mortality adjustments	(2,560)	(9,648)	(12,930)
Increase (decrease) in net assets from contract transactions	(86,019)	(64,699)	(450,117)
Total increase (decrease) in net assets	129,881	355,400	701,786
Net assets as of December 31, 2019	$857,131	$1,790,052	$5,488,889
Investment income (loss):
Dividend distributions	254	6,701	18,601
Investment Expenses:
Mortality and expense risk and administrative charges	(7,288)	(21,218)	(38,806)
Net investment income (loss)	(7,034)	(14,517)	(20,205)
Increase (decrease) in net assets from operations:
Capital gain distributions	41,233	115,844	-
Realized capital gain (loss) on investments	42,190	(11,792)	(98,013)
Change in unrealized appreciation (depreciation)	72,919	141,517	54,676
Net gain (loss) on investments	156,342	245,569	(43,337)
Net increase (decrease) in net assets from operations	149,308	231,052	(63,542)
Contract owner transactions:
Variable annuity deposits	19,859	845	91,519
Terminations, withdrawals and annuity payments	(80,297)	(141,480)	(568,465)
Transfers between subaccounts, net	(233,681)	(290,958)	(205,293)
Maintenance charges and mortality adjustments	(1,754)	(7,898)	(12,051)
Increase (decrease) in net assets from contract transactions	(295,873)	(439,491)	(694,290)
Total increase (decrease) in net assets	(146,565)	(208,439)	(757,832)
Net assets as of December 31, 2020	$710,566	$1,581,613	$4,731,057

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2018	$4,114,546
Investment income (loss):
Dividend distributions	201,913
Investment Expenses:
Mortality and expense risk and administrative charges	(32,075)
Net investment income (loss)	169,838
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(206,979)
Change in unrealized appreciation (depreciation)	337,443
Net gain (loss) on investments	130,464
Net increase (decrease) in net assets from operations	300,302
Contract owner transactions:
Variable annuity deposits	42,705
Terminations, withdrawals and annuity payments	(579,419)
Transfers between subaccounts, net	305,758
Maintenance charges and mortality adjustments	(14,728)
Increase (decrease) in net assets from contract transactions	(245,684)
Total increase (decrease) in net assets	54,618
Net assets as of December 31, 2019	$4,169,164
Investment income (loss):
Dividend distributions	73,516
Investment Expenses:
Mortality and expense risk and administrative charges	(30,589)
Net investment income (loss)	42,927
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(390,561)
Change in unrealized appreciation (depreciation)	230,167
Net gain (loss) on investments	(160,394)
Net increase (decrease) in net assets from operations	(117,467)
Contract owner transactions:
Variable annuity deposits	58,062
Terminations, withdrawals and annuity payments	(351,207)
Transfers between subaccounts, net	(1,608,936)
Maintenance charges and mortality adjustments	(12,894)
Increase (decrease) in net assets from contract transactions	(1,914,975)
Total increase (decrease) in net assets	(2,032,442)
Net assets as of December 31, 2020	$2,136,722

SBL Variable Annuity Account XIV
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II and SecureDesigns are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

7Twelve Balanced Portfolio	Class 3	7Twelve Advisors, LLC	-
7Twelve Balanced Portfolio	Class 4	7Twelve Advisors, LLC	-
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	-
AB VPS Global Thematic Growth	B	AllianceBernstein LP	-
AB VPS Growth and Income	B	AllianceBernstein LP	-
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	-
Alger Capital Appreciation	S	Fred Alger Management, LLC	-
Alger Large Cap Growth	S	Fred Alger Management, LLC	-
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	-
American Century Diversified Bond	A	American Century Investment Management, Inc	-
American Century Equity Income	A	American Century Investment Management, Inc	-
American Century Heritage	A	American Century Investment Management, Inc	-
American Century International Bond	A	American Century Investment Management, Inc	-
American Century International Growth	A	American Century Investment Management, Inc	-
American Century Select	A	American Century Investment Management, Inc	-
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc	-
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc	-
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc	-
American Century Ultra®	A	American Century Investment Management, Inc	-
American Century VP Disciplined Core Value	II	American Century Investment Management, Inc	-
American Century VP Inflation Protection	II	American Century Investment Management, Inc	-
American Century VP International	II	American Century Investment Management, Inc	-
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	-
American Century VP Ultra®	II	American Century Investment Management, Inc	-
American Century VP Value	II	American Century Investment Management, Inc	-
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	-
American Funds IS® Blue Chip Income and Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

American Funds IS® Global Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Global Growth and Income	Class 4	Capital Research and Management Company	-
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	-
American Funds IS® Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	-
American Funds IS® International	Class 4	Capital Research and Management Company	-
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	-
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	-
American Funds IS® New World	Class 4	Capital Research and Management Company	-
American Funds IS® U.S. Government/AAA-Rated Securities	Class 4	Capital Research and Management Company	-
AMG Managers Fairpointe Mid Cap	N	AMG Funds LLC	Fairpointe Capital LLC
Ariel®	-	Ariel Investments, LLC	-
Baron Asset	Retail	BAMCO Inc	-
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	-
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Equity Dividend	A	BlackRock Advisors LLC	-
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Global Allocation	A	BlackRock Advisors LLC	-
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	-
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	-
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc	-
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
Calamos® Growth	A	Calamos Advisors LLC	-
Calamos® Growth and Income	A	Calamos Advisors LLC	-
Calamos® High Income Opportunities	A	Calamos Advisors LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dimensional VA Equity Allocation	Institutional	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Bond Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Moderate Allocation	Institutional	Dimensional Fund Advisors LP	-
Dimensional VA International Small Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA U.S. Large Value Portfolio	-	Dimensional Fund Advisors LP	-
Dimensional VA U.S. Targeted Value Portfolio	-	Dimensional Fund Advisors LP	-
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	-
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	-
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	-
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	-
DWS High Income VIP	B	DWS Investment Management Americas, Inc	-
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	-
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	-
Eaton Vance VT Floating-Rate Income	-	Eaton Vance Management	-
Federated Hermes Corporate Bond	A	Federated Investment Management Company	-
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	-
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	-
FFI Strategies	-	Third Avenue Management LLC	-
Fidelity® Advisor Dividend Growth	M	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® Advisor International Capital Appreciation	M	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Fidelity® Advisor Leveraged Company Stock	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor New Insights	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Real Estate	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Stock Selector Mid Cap	M	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® Advisor Value Strategies	M	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC
FMR Investment Management (UK) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Franklin Flex Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	-
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	-
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Growth Opportunities	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT High Quality Floating Rate	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	-
Guggenheim Alpha Opportunity	A	Security Investors, LLC	-
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim High Yield	A	Security Investors, LLC	-
Guggenheim Large Cap Value	A	Security Investors, LLC	-
Guggenheim Long Short Equity	P	Security Investors, LLC	-
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	-
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	-
Guggenheim Small Cap Value	A	Security Investors, LLC	-
Guggenheim SMid Cap Value	A	Security Investors, LLC	-
Guggenheim StylePlus Large Core	A	Security Investors, LLC	-
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	-
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim US Investment Grade Bond	A	Security Investors, LLC	-
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	-
Guggenheim VIF Floating Rate Strategies	-	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim VIF Global Managed Futures Strategy	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Long Short Equity	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF Multi-Hedge Strategies	-	Security Investors, LLC	-
Guggenheim VIF Small Cap Value	-	Security Investors, LLC	-
Guggenheim VIF SMid Cap Value	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Small Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Guggenheim World Equity Income	A	Security Investors, LLC	-
Invesco American Franchise	A	Invesco Advisers, Inc	-
Invesco Comstock	A	Invesco Advisers, Inc	-
Invesco Developing Markets	Class A	Invesco Advisers, Inc	-
Invesco Discovery	Class A	Invesco Advisers, Inc	-
Invesco Discovery Mid Cap Growth	A	Invesco Advisers, Inc	-
Invesco Energy	A	Invesco Advisers, Inc	-
Invesco Equity and Income	A	Invesco Advisers, Inc	-
Invesco Global	Class A	Invesco Advisers, Inc	-
Invesco Gold & Special Minerals	A	Invesco Advisers, Inc	-
Invesco Main Street Mid Cap	A	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Global Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Global Strategic Income Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Main Street Small Cap Fund	Series II	Invesco Advisers, Inc	-
Invesco Oppenheimer V.I. Total Return Bond Fund	Series II	Invesco Advisers, Inc	-
Invesco Small Cap Growth	A	Invesco Advisers, Inc	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Invesco Technology	A	Invesco Advisers, Inc	-
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	-
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	-
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	-
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	-
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	-
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	-
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	-
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	-
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc	-
Invesco V.I. Managed Volatility	Series II	Invesco Advisers, Inc	-
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. S&P 500 Index	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc	-
Invesco Value Opportunities	A	Invesco Advisers, Inc	-
Ivy Asset Strategy	A	Ivy Investment Management Co	-
Ivy VIP Asset Strategy	-	Ivy Investment Management Co	-
Ivy VIP Balanced	-	Ivy Investment Management Co	-
Ivy VIP Core Equity	-	Ivy Investment Management Co	-
Ivy VIP Energy	-	Ivy Investment Management Co	-
Ivy VIP Global Bond	-	Ivy Investment Management Co	-
Ivy VIP Global Equity Income	-	Ivy Investment Management Co	-
Ivy VIP Global Growth	-	Ivy Investment Management Co	-
Ivy VIP Growth	-	Ivy Investment Management Co	-
Ivy VIP High Income	-	Ivy Investment Management Co	-
Ivy VIP International Core Equity	-	Ivy Investment Management Co	-
Ivy VIP Limited-Term Bond	-	Ivy Investment Management Co	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Ivy VIP Mid Cap Growth	-	Ivy Investment Management Co	-
Ivy VIP Natural Resources	-	Ivy Investment Management Co	-
Ivy VIP Science and Technology	-	Ivy Investment Management Co	-
Ivy VIP Securian Real Estate Securities	-	Ivy Investment Management Co	Securian Asset Management, Inc
Ivy VIP Small Cap Core	-	Ivy Investment Management Co	-
Ivy VIP Small Cap Growth	-	Ivy Investment Management Co	-
Ivy VIP Value	-	Ivy Investment Management Co	-
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	Perkins Investment Management LLC
Janus Henderson Overseas	S	Janus Capital Management LLC	-
Janus Henderson U.S. Managed Volatility	S	Janus Capital Management LLC	INTECH Investment Management LLC
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	-
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	-
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	Perkins Investment Management LLC
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	-
Janus Henderson VIT Research	Service	Janus Capital Management LLC	-
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
JPMorgan Insurance Trust US Equity Portfolio	Class 2	J.P. Morgan Investment Management, Inc	-
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	-
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	-
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	-
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	-
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	-
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	-
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	-
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	-
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	-
MFS® VIT Research	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	-
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	-
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	-
North Square Oak Ridge Small Cap Growth	A	North Square Investments, LLC	Oak Ridge Investments, LLC
Northern Global Tactical Asset Allocation	A	Northern Trust Investments Inc	-
Northern Large Cap Core	-	Northern Trust Investments Inc	-
Northern Large Cap Value	-	Northern Trust Investments Inc	-
PGIM Jennison 20/20 Focus	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	Jennison Associates LLC
PGIM QMA Small-Cap Value	A	PGIM Investments LLC	QMA LLC
PIMCO All Asset	R	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company, LLC	-
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company, LLC	-
PIMCO High Yield	A	Pacific Investment Management Company, LLC	-
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company, LLC	-
PIMCO Low Duration	R	Pacific Investment Management Company, LLC	-
PIMCO Real Return	R	Pacific Investment Management Company, LLC	-
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company, LLC	-
PIMCO Total Return	R	Pacific Investment Management Company, LLC	-
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	-
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	-
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	-
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	-
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	-
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	-
Pioneer Real Estate Shares VCT	II	Amundi Asset Management US, Inc	-
Pioneer Strategic Income	A	Amundi Asset Management US, Inc	-
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	-
Power Income VIT	Class 2	Donoghue Forlines, LLC	-
Probabilities Fund	Class 2	Probabilities Fund Management, LLC	-
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Equity Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Growth Opportunities	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Multi-Asset Absolute Return	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Multi-Cap Core	IB	Putnam Investment Management, LLC	Putnam Investments Ltd

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LP	-
Royce Opportunity	Service	Royce & Associates, LP	-
Royce Small-Cap Value	Service	Royce & Associates, LP	-
Rydex VIF Banking	-	Security Investors, LLC	-
Rydex VIF Basic Materials	-	Security Investors, LLC	-
Rydex VIF Biotechnology	-	Security Investors, LLC	-
Rydex VIF Commodities Strategy	-	Security Investors, LLC	-
Rydex VIF Consumer Products	-	Security Investors, LLC	-
Rydex VIF Dow 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Electronics	-	Security Investors, LLC	-
Rydex VIF Energy	-	Security Investors, LLC	-
Rydex VIF Energy Services	-	Security Investors, LLC	-
Rydex VIF Europe 1.25x Strategy	-	Security Investors, LLC	-
Rydex VIF Financial Services	-	Security Investors, LLC	-
Rydex VIF Government Long Bond 1.2x Strategy	-	Security Investors, LLC	-
Rydex VIF Health Care	-	Security Investors, LLC	-
Rydex VIF High Yield Strategy	-	Security Investors, LLC	-
Rydex VIF Internet	-	Security Investors, LLC	-
Rydex VIF Inverse Dow 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Government Long Bond Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Mid-Cap Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse NASDAQ-100® Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Russell 2000® Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse S&P 500 Strategy	-	Security Investors, LLC	-
Rydex VIF Japan 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Leisure	-	Security Investors, LLC	-
Rydex VIF Mid-Cap 1.5x Strategy	-	Security Investors, LLC	-
Rydex VIF NASDAQ-100®	-	Security Investors, LLC	-
Rydex VIF NASDAQ-100® 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Nova	-	Security Investors, LLC	-
Rydex VIF Precious Metals	-	Security Investors, LLC	-
Rydex VIF Real Estate	-	Security Investors, LLC	-
Rydex VIF Retailing	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Rydex VIF Russell 2000® 1.5x Strategy	-	Security Investors, LLC	-
Rydex VIF Russell 2000® 2x Strategy	-	Security Investors, LLC	-
Rydex VIF S&P 500 2x Strategy	-	Security Investors, LLC	-
Rydex VIF S&P 500 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P 500 Pure Value	-	Security Investors, LLC	-
Rydex VIF S&P MidCap 400 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P MidCap 400 Pure Value	-	Security Investors, LLC	-
Rydex VIF S&P SmallCap 600 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P SmallCap 600 Pure Value	-	Security Investors, LLC	-
Rydex VIF Strengthening Dollar 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Technology	-	Security Investors, LLC	-
Rydex VIF Telecommunications	-	Security Investors, LLC	-
Rydex VIF Transportation	-	Security Investors, LLC	-
Rydex VIF U.S. Government Money Market	-	-	-
Rydex VIF Utilities	-	Security Investors, LLC	-
Rydex VIF Weakening Dollar 2x Strategy	-	Security Investors, LLC	-
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc	-
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc	-
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc	-
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	-
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	-
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
VanEck VIP Global Gold	S	Van Eck Associates Corporation	-
VanEck VIP Global Hard Assets	S	Van Eck Associates Corporation	-
Vanguard® VIF Balanced	-	Wellington Management Company LLP	-
Vanguard® VIF Capital Growth	-	PRIMECAP Management Company	-
Vanguard® VIF Conservative Allocation	-	Vanguard Group Inc	-
Vanguard® VIF Diversified Value	-	Lazard Asset Management LLC;Hotchkis & Wiley Capital Management LLC	-
Vanguard® VIF Equity Income	-	Vanguard Group Inc;Wellington Management Company LLP	-
Vanguard® VIF Equity Index	-	Vanguard Group Inc	-
Vanguard® VIF Global Bond Index	-	Vanguard Group Inc	-
Vanguard® VIF Growth	-	Wellington Management Company LLP;Jackson Square Partners, LLC	-
Vanguard® VIF High Yield Bond	-	Wellington Management Company LLP	-
Vanguard® VIF International	-	Baillie Gifford Overseas Ltd;Schroder Investment Management North America Inc	-
Vanguard® VIF Mid-Cap Index	-	Vanguard Group Inc	-
Vanguard® VIF Moderate Allocation	-	Vanguard Group Inc	-
Vanguard® VIF Real Estate Index	-	Vanguard Group Inc	-
Vanguard® VIF Short Term Investment Grade	-	Vanguard Group Inc	-
Vanguard® VIF Small Company Growth	-	ArrowMark Colorado Holdings, LLC (ArrowMark Partners);Vanguard Group Inc	-
Vanguard® VIF Total Bond Market Index	-	Vanguard Group Inc	-
Vanguard® VIF Total International Stock Market Index	-	Vanguard Group Inc	-
Vanguard® VIF Total Stock Market Index	-	Vanguard Group Inc	-
Victory RS Partners	A	Victory Capital Management Inc	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Victory RS Science and Technology	A	Victory Capital Management Inc	-
Victory RS Value	A	Victory Capital Management Inc	-
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Duff & PheLPs Investment Management Co
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus Strategic Allocation Series	A	Virtus Investment Advisors (VIA)	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	Voya Investment Management Co. LLC
VY Clarion Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY Clarion Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
Wells Fargo Growth	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo International Equity VT	2	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Large Cap Core	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Omega Growth VT	2	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Opportunity	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Opportunity VT	2	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Wells Fargo Small Company Value	A	Wells Fargo Funds Management LLC	Wells Capital Management Inc
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four Hundred Thirty-five subaccounts are currently offered by the Account.  The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount

7Twelve Balanced Portfolio Class 4
Dimensional VA Global Moderate Allocation
Guggenheim Managed Futures Strategy
Lord Abbett Series Fundamental Equity VC
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Growth ETF
TOPS® Managed Risk Balanced ETF
TOPS® Managed Risk Growth ETF
TOPS® Managed Risk Moderate Growth ETF
TOPS® Moderate Growth ETF

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

May 1, 2019	Dimensional VA Equity Allocation
May 1, 2019	Dimensional VA Global Moderate Allocation
May 1, 2019	Vanguard® VIF Global Bond Index
May 1, 2019	Vanguard® VIF Total International Stock Market Index
August 18, 2017	TOPS® Aggressive Growth ETF
August 18, 2017	TOPS® Balanced ETF
August 18, 2017	TOPS® Conservative ETF
August 18, 2017	TOPS® Growth ETF
August 18, 2017	TOPS® Managed Risk Balanced ETF
August 18, 2017	TOPS® Managed Risk Growth ETF
August 18, 2017	TOPS® Managed Risk Moderate Growth ETF
August 18, 2017	TOPS® Moderate Growth ETF
June 23, 2017	Janus Henderson U.S. Managed Volatility
April 29, 2016	Invesco V.I. Government Money Market

During the current year the following subaccount name changes were made effective:
Date	New Name	Old Name

March 13, 2020	FFI Strategies	Third Avenue Value
April 1, 2020	Lord Abbett Series Dividend Growth VC	Lord Abbett Series Calibrated Dividend Growth VC
April 27, 2020	Federated Hermes Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
April 27, 2020	Federated Hermes High Income Bond II	Federated High Income Bond II
May 1, 2020	American Funds IS® Capital World Bond	American Funds IS® Global Bond
June 29, 2020	Federated Hermes Corporate Bond	Federated Bond
September 25, 2020	American Century VP Disciplined Core Value	American Century VP Income & Growth
September 30, 2020	Invesco Developing Markets	Invesco Oppenheimer Developing Markets Fund
September 30, 2020	Invesco Discovery	Invesco Oppenheimer Discovery Fund

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Date	New Name	Old Name

September 30, 2020	Invesco Discovery Mid Cap Growth	Invesco Discovery Mid Cap Growth Fund
September 30, 2020	Invesco Global	Invesco Oppenheimer Global Fund
September 30, 2020	Invesco Gold & Special Minerals	Invesco Gold and Specials Minerals Fund
September 30, 2020	Invesco Main Street Mid Cap	Invesco Main Street Mid Cap Fund

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 17, 2020	Invesco Discovery Mid Cap Growth Fund	Invesco Mid Cap Growth
April 30, 2020	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Mid Cap Growth
May 15, 2020	Invesco Gold and Specials Minerals Fund	Invesco Gold & Precious Metals
May 15, 2020	Invesco Main Street Mid Cap Fund	Invesco Mid Cap Core Equity

During the current year the following subaccounts were liquidated and subsequently reinvested:
Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)

February 27, 2020	DWS Government & Agency Securities VIP	Rydex VIF U.S. Government Money Market	10,575
April 30, 2020	BNY Mellon VIF International Value	Invesco V.I. Government Money Market	2,892,916
April 30, 2020	BNY Mellon VIF International Value	Rydex VIF U.S. Government Money Market	1,310,255
June 29, 2020	FormulaFolios US Equity Portfolio	Rydex VIF U.S. Government Money Market	67,526
September 25, 2020	SEI VP Balanced Strategy	Rydex VIF U.S. Government Money Market	-
September 25, 2020	SEI VP Conservative Strategy	Rydex VIF U.S. Government Money Market	34,448
September 25, 2020	SEI VP Defensive Strategy	Rydex VIF U.S. Government Money Market	14,393
September 25, 2020	SEI VP Market Growth Strategy	Rydex VIF U.S. Government Money Market	19,575
September 25, 2020	SEI VP Market Plus Strategy	Rydex VIF U.S. Government Money Market	46,895
September 25, 2020	SEI VP Moderate Strategy	Rydex VIF U.S. Government Money Market	34,162

The following subaccounts are closed to new investments:
Subaccount

American Century VP Mid Cap Value
Fidelity® Advisor International Capital Appreciation
Invesco Small Cap Growth
PGIM QMA Small-Cap Value
PIMCO VIT Low Duration

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount Closed to New Investments

PIMCO VIT Real Return
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Inverse Government Long Bond Strategy
Rydex VIF Inverse Mid-Cap Strategy
Rydex VIF Inverse NASDAQ-100® Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth
Victory RS Partners
Wells Fargo Growth

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2020, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

7Twelve Balanced Portfolio Class 3	$ 31,397	$ 19,186
AB VPS Dynamic Asset Allocation	381,013	230,699
AB VPS Global Thematic Growth	905	41
AB VPS Growth and Income	20,735	149,415
AB VPS Small/Mid Cap Value	2,062,792	685,704
Alger Capital Appreciation	1,466,997	1,687,202
Alger Large Cap Growth	875,306	923,502
ALPS/Alerian Energy Infrastructure	34,913	25,467
American Century Diversified Bond	125,655	95,177
American Century Equity Income	4,634,327	2,116,758
American Century Heritage	478,772	742,525
American Century International Bond	4,679	85
American Century International Growth	1,927,720	2,100,873
American Century Select	494,056	543,788
American Century Strategic Allocation: Aggressive	172,649	244,992
American Century Strategic Allocation: Conservative	285,200	299,519

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

American Century Strategic Allocation: Moderate	$ 412,934	$ 585,706
American Century Ultra®	155,161	231,437
American Century VP Disciplined Core Value (a)	14,271	436,545
American Century VP Inflation Protection	133,549	51,493
American Century VP International	1,976	7,160
American Century VP Mid Cap Value (d)	425,395	1,333,942
American Century VP Ultra®	6,126,673	7,149,207
American Century VP Value	4,781,047	10,719,668
American Funds IS® Asset Allocation	9,991,160	3,552,594
American Funds IS® Blue Chip Income and Growth	2,743,994	2,779,957
American Funds IS® Capital World Bond (a)	3,612,259	2,736,652
American Funds IS® Global Growth	3,610,365	3,906,645
American Funds IS® Global Growth and Income	37,734	180,617
American Funds IS® Global Small Capitalization	21,755	23,734
American Funds IS® Growth	1,593,121	1,126,620
American Funds IS® Growth-Income	9,421,643	7,396,498
American Funds IS® International	1,032,468	2,180,947
American Funds IS® International Growth and Income	94,550	143,851
American Funds IS® Mortgage	244,548	5,101
American Funds IS® New World	596,587	816,957
American Funds IS® U.S. Government/AAA-Rated Securities	3,512,593	223,664
AMG Managers Fairpointe Mid Cap	182,499	466,360
Ariel®	287,904	344,474
Baron Asset	84,679	126,151
BlackRock Advantage Large Cap Core V.I.	669,976	754,022
BlackRock Advantage Small Cap Growth	79,538	59,741
BlackRock Basic Value V.I.	119,036	138,759
BlackRock Capital Appreciation V.I.	566,821	423,498
BlackRock Equity Dividend	255,875	122,692
BlackRock Equity Dividend V.I.	3,281,444	2,692,365
BlackRock Global Allocation	29,540	268,225
BlackRock Global Allocation V.I.	1,046,006	337,071
BlackRock High Yield V.I.	32,413,676	36,283,187
BlackRock International Dividend	17,020	282,292
BlackRock Large Cap Focus Growth V.I.	691,003	723,348
BNY Mellon Appreciation	2,603,155	2,089,752
BNY Mellon Dynamic Value	138,322	432,222
BNY Mellon IP MidCap Stock	1,534,353	1,509,363
BNY Mellon IP Small Cap Stock Index	1,335,456	1,812,383
BNY Mellon IP Technology Growth	7,290,023	9,257,101
BNY Mellon Opportunistic Midcap Value	83,387	404,201
BNY Mellon Stock Index	141,841	189,858
BNY Mellon VIF Appreciation	4,821,441	1,526,807
Calamos® Growth	1,121,336	1,567,101
Calamos® Growth and Income	524,535	1,152,822

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Calamos® High Income Opportunities	$ 62,420	$ 59,232
ClearBridge Small Cap Growth	1,592	170
ClearBridge Variable Aggressive Growth	3,843,508	7,723,716
ClearBridge Variable Small Cap Growth	4,640,977	4,074,501
Dimensional VA Equity Allocation	226,070	379,750
Dimensional VA Global Bond Portfolio	140,120	610,156
Dimensional VA International Small Portfolio	269,049	442,629
Dimensional VA International Value Portfolio	126,667	494,521
Dimensional VA Short-Term Fixed Portfolio	487,291	852,254
Dimensional VA U.S. Large Value Portfolio	201,530	592,888
Dimensional VA U.S. Targeted Value Portfolio	307,402	204,431
DWS Capital Growth VIP	3,054	28,033
DWS Core Equity VIP	6,829	43,689
DWS CROCI® U.S. VIP	879	2,429
DWS Global Small Cap VIP	208	348
DWS High Income VIP	547	47
DWS International Growth VIP	179	2,966
DWS Small Mid Cap Value VIP	862	134
Eaton Vance VT Floating-Rate Income	3,654,002	5,559,689
Federated Hermes Corporate Bond (a)	3,319,954	2,416,904
Federated Hermes Fund for U.S. Government Securities II (a)	5,389,328	3,602,134
Federated Hermes High Income Bond II (a)	2,840,468	10,616,104
FFI Strategies (a)	475	202
Fidelity® Advisor Dividend Growth	198,732	458,754
Fidelity® Advisor International Capital Appreciation (d)	1,990	42,407
Fidelity® Advisor Leveraged Company Stock	7,755	9,112
Fidelity® Advisor New Insights	220,797	2,108,581
Fidelity® Advisor Real Estate	255,031	237,378
Fidelity® Advisor Stock Selector Mid Cap	260,828	402,436
Fidelity® Advisor Value Strategies	103,292	458,785
Fidelity® VIP Balanced	113,440	374,151
Fidelity® VIP Contrafund	4,564,343	4,722,279
Fidelity® VIP Disciplined Small Cap	7,244	10,221
Fidelity® VIP Emerging Markets	197,376	191,363
Fidelity® VIP Equity-Income	1,517,433	990,930
Fidelity® VIP Growth & Income	1,294,524	1,315,689
Fidelity® VIP Growth Opportunities	24,144,113	16,018,387
Fidelity® VIP High Income	12,114,241	10,645,226
Fidelity® VIP Index 500	4,939,046	6,057,465
Fidelity® VIP Investment Grade Bond	5,535,322	5,766,244
Fidelity® VIP Mid Cap	42,192	23,456
Fidelity® VIP Overseas	5,201,768	1,701,223
Fidelity® VIP Real Estate	155,213	121,346
Fidelity® VIP Strategic Income	283,403	1,177,847
Franklin Allocation VIP Fund	831,097	470,794

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Franklin Flex Cap Growth VIP Fund	$ 117,546	$ 4,009
Franklin Growth and Income VIP Fund	392,426	175,411
Franklin Income VIP Fund	1,367,199	6,425,229
Franklin Large Cap Growth VIP Fund	208,947	223,194
Franklin Mutual Global Discovery VIP Fund	865,710	2,777,018
Franklin Mutual Shares VIP Fund	1,792	852
Franklin Rising Dividends VIP Fund	157,359	338,016
Franklin Small Cap Value VIP Fund	374,379	2,924,877
Franklin Small-Mid Cap Growth VIP Fund	2,739,288	925,812
Franklin Strategic Income VIP Fund	1,431,011	1,441,532
Franklin U.S. Government Securities VIP Fund	342,759	361,107
Goldman Sachs Emerging Markets Equity	116,401	930,633
Goldman Sachs Government Income	1,031,362	837,865
Goldman Sachs VIT Growth Opportunities	88,167	22,184
Goldman Sachs VIT High Quality Floating Rate	65	125
Goldman Sachs VIT International Equity Insights	4,296	373
Goldman Sachs VIT Large Cap Value	141,256	114,708
Goldman Sachs VIT Mid Cap Value	28,289	236,127
Goldman Sachs VIT Small Cap Equity Insights	19,527	36,455
Goldman Sachs VIT Strategic Growth	166,470	151,438
Guggenheim Alpha Opportunity	1,973	1,203
Guggenheim Floating Rate Strategies	216,656	927,902
Guggenheim High Yield	552,517	1,203,471
Guggenheim Large Cap Value	516,410	2,293,648
Guggenheim Long Short Equity	11,253	38,484
Guggenheim Macro Opportunities	443	860
Guggenheim Multi-Hedge Strategies	12,378	913
Guggenheim Small Cap Value	14,886	40,152
Guggenheim SMid Cap Value	1,164,728	1,814,458
Guggenheim StylePlus Large Core	402,803	655,525
Guggenheim StylePlus Mid Growth	453,216	604,914
Guggenheim Total Return Bond	240,830	402,449
Guggenheim US Investment Grade Bond	3,481,963	2,075,609
Guggenheim VIF All Cap Value	2,874,382	8,735,171
Guggenheim VIF Alpha Opportunity	52,747	673,690
Guggenheim VIF Floating Rate Strategies	731,355	2,002,805
Guggenheim VIF Global Managed Futures Strategy	63,250	445,346
Guggenheim VIF High Yield	5,890,004	11,049,177
Guggenheim VIF Large Cap Value	11,282,351	11,653,925
Guggenheim VIF Long Short Equity	614,945	5,378,728
Guggenheim VIF Managed Asset Allocation	1,240,949	1,553,672
Guggenheim VIF Multi-Hedge Strategies	4,639,608	2,785,685
Guggenheim VIF Small Cap Value	3,508,854	5,479,804
Guggenheim VIF SMid Cap Value	4,163,596	9,041,045
Guggenheim VIF StylePlus Large Core	2,428,672	6,016,128
Guggenheim VIF StylePlus Large Growth	2,111,020	3,283,528
Guggenheim VIF StylePlus Mid Growth	2,157,541	2,345,768
Guggenheim VIF StylePlus Small Growth	248,744	1,153,068

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Guggenheim VIF Total Return Bond	$ 24,521,384	$ 14,666,391
Guggenheim VIF World Equity Income	1,293,720	3,032,739
Guggenheim World Equity Income	305,875	1,381,005
Invesco American Franchise	366,182	129,110
Invesco Comstock	530,897	2,212,883
Invesco Developing Markets (a)	35,981	61,664
Invesco Discovery (a)	52,236	51,729
Invesco Discovery Mid Cap Growth	1,103,373	1,031,136
Invesco Energy	24,710	38,916
Invesco Equity and Income	677,419	955,816
Invesco Global (a)	89,685	125,999
Invesco Gold & Special Minerals	167,697	159,612
Invesco Main Street Mid Cap	1,305,249	1,260,710
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	6,598,346	6,075,238
Invesco Oppenheimer V.I. Global Fund	686,733	1,094,464
Invesco Oppenheimer V.I. Global Strategic Income Fund	1,595	1,553
Invesco Oppenheimer V.I. International Growth Fund	73,121	180,428
Invesco Oppenheimer V.I. Main Street Small Cap Fund	2,134,044	3,773,819
Invesco Oppenheimer V.I. Total Return Bond Fund	10,278,661	17,545,289
Invesco Small Cap Growth (d)	424,632	320,873
Invesco Technology	245,590	312,342
Invesco V.I. American Franchise Series I	221,371	389,625
Invesco V.I. American Franchise Series II	53,683	88,272
Invesco V.I. American Value	11,205	148,711
Invesco V.I. Balanced-Risk Allocation	4,486	5,917
Invesco V.I. Comstock	1,226,620	13,348,706
Invesco V.I. Core Equity	2,873	165
Invesco V.I. Equity and Income	3,148,084	2,164,628
Invesco V.I. Global Core Equity	303	247
Invesco V.I. Global Real Estate Series I	1,441,053	2,461,708
Invesco V.I. Global Real Estate Series II	151,287	198,950
Invesco V.I. Government Money Market (c)	36,146,784	30,711,847
Invesco V.I. Government Securities	20,883,779	19,056,302
Invesco V.I. Growth and Income	165,362	137,260
Invesco V.I. Health Care Series I	2,748,717	2,725,543
Invesco V.I. Health Care Series II	4,360	230,707
Invesco V.I. High Yield	6,353	17,817
Invesco V.I. International Growth	9,184,845	16,748,750
Invesco V.I. Managed Volatility	81,359	175,875
Invesco V.I. Mid Cap Core Equity	4,445,863	2,517,297
Invesco V.I. S&P 500 Index	520,675	471,390
Invesco V.I. Small Cap Equity	13,137	3,946
Invesco V.I. Value Opportunities	277,151	522,929

(a) Name change. See Note 1.
(b) Merger. See Note 1.
(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Invesco Value Opportunities	$ 184,579	$ 445,800
Ivy Asset Strategy	40,918	81,657
Ivy VIP Asset Strategy	414,164	103,013
Ivy VIP Balanced	53,294	570
Ivy VIP Core Equity	7,382	1,377
Ivy VIP Energy	1,867	3,964
Ivy VIP Global Bond	4,679	104,536
Ivy VIP Global Equity Income	786	139
Ivy VIP Global Growth	2,822	2,507
Ivy VIP Growth	58,431	121,286
Ivy VIP High Income	2,831,425	2,930,655
Ivy VIP International Core Equity	18,976	101,925
Ivy VIP Limited-Term Bond	95,444	95,585
Ivy VIP Mid Cap Growth	135,137	8,506
Ivy VIP Natural Resources	99,228	7,430
Ivy VIP Science and Technology	123,809	164,698
Ivy VIP Securian Real Estate Securities	4,977	1,396
Ivy VIP Small Cap Core	19,166	47,439
Ivy VIP Small Cap Growth	92,652	133,891
Ivy VIP Value	48,494	57,374
Janus Henderson Mid Cap Value	45,387	35,984
Janus Henderson Overseas	397,000	565,338
Janus Henderson U.S. Managed Volatility	221,061	179,111
Janus Henderson VIT Enterprise	3,328,060	7,882,390
Janus Henderson VIT Forty	39,988	65,570
Janus Henderson VIT Mid Cap Value	46,492	796
Janus Henderson VIT Overseas	240,167	78,725
Janus Henderson VIT Research	4,186,340	6,048,554
JPMorgan Insurance Trust Core Bond Portfolio	3,557,306	2,877,192
JPMorgan Insurance Trust Small Cap Core Portfolio	10,310	951
JPMorgan Insurance Trust US Equity Portfolio	7,331	117,496
Lord Abbett Series Bond-Debenture VC	6,101,233	5,292,175
Lord Abbett Series Developing Growth VC	1,372,071	1,395,493
Lord Abbett Series Dividend Growth VC (a)	3,206	38,546
Lord Abbett Series Growth Opportunities VC	44,587	51,007
Lord Abbett Series Mid Cap Stock VC	543	5,972
Lord Abbett Series Total Return VC	21,054	265
MFS® VIT Emerging Markets Equity	86,534	158,255
MFS® VIT Global Tactical Allocation	476	1,076
MFS® VIT High Yield	1,270,825	1,070,134
MFS® VIT II MA Investors Growth Stock	37	174,020
MFS® VIT II Research International	6,363,565	2,845,438
MFS® VIT International Intrinsic Value	1,388,501	294,565
MFS® VIT Investors Trust	4,409	4,063
MFS® VIT New Discovery	25,149	54,178
MFS® VIT Research	5,689	1,344

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

MFS® VIT Total Return	$ 2,737,729	$ 8,667,417
MFS® VIT Total Return Bond	96,278	36,716
MFS® VIT Utilities	1,999,920	3,035,235
Morgan Stanley VIF Emerging Markets Debt	8,757	8,289
Morgan Stanley VIF Emerging Markets Equity	5,219,686	5,886,442
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	836,916	620,516
Morningstar Balanced ETF Asset Allocation Portfolio	8,028,606	600,637
Morningstar Conservative ETF Asset Allocation Portfolio	2,260,032	1,692,966
Morningstar Growth ETF Asset Allocation Portfolio	3,952,437	1,385,675
Morningstar Income and Growth ETF Asset Allocation Portfolio	757,352	81,216
Neuberger Berman AMT Sustainable Equity I	494,744	1,610,075
Neuberger Berman AMT Sustainable Equity S	461,613	1,317,417
Neuberger Berman Core Bond	429,403	1,767,647
Neuberger Berman Large Cap Value	42,485	204,774
Neuberger Berman Sustainable Equity	308,811	169,338
North Square Oak Ridge Small Cap Growth	9,902	40,991
Northern Global Tactical Asset Allocation	27,845	12,142
Northern Large Cap Core	29,537	22,086
Northern Large Cap Value	27,910	215,595
PGIM Jennison 20/20 Focus	544,947	831,244
PGIM Jennison Mid-Cap Growth	160,028	78,464
PGIM Jennison Natural Resources	1,864	1,067
PGIM Jennison Small Company	136,277	114,489
PGIM QMA Small-Cap Value (d)	4,180	65,314
PIMCO All Asset	19,823	95,408
PIMCO CommodityRealReturn Strategy	17,483	15,815
PIMCO Emerging Markets Bond	1,475	901
PIMCO High Yield	363,694	261,979
PIMCO International Bond (U.S. Dollar-Hedged)	1,473,451	1,799,147
PIMCO Low Duration	15,713	18,960
PIMCO Real Return	103,113	222,655
PIMCO StocksPLUS® Small Fund	129,116	1,049,136
PIMCO Total Return	391,291	593,541
PIMCO VIT All Asset Administrative	916,447	1,396,998
PIMCO VIT All Asset Advisor	155,549	68,536
PIMCO VIT CommodityRealReturn Strategy Administrative	3,438,423	2,383,694
PIMCO VIT CommodityRealReturn Strategy Advisor	47,151	44,642
PIMCO VIT Emerging Markets Bond	2,731,795	3,071,636
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	1,346	521
PIMCO VIT Global Managed Asset Allocation	89,986	359
PIMCO VIT High Yield	1,585,736	3,357,293
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	3,821,711	4,087,189
PIMCO VIT International Bond Portfolio (Unhedged)	15,851	4,541
PIMCO VIT Low Duration Administrative (d)	14,321,182	10,471,047
PIMCO VIT Low Duration Advisor	1,766,523	1,868,864
PIMCO VIT Real Return Administrative (d)	8,283,945	11,343,239

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

PIMCO VIT Real Return Advisor	$ 334,758	$ 602,590
PIMCO VIT Short-Term	1,202,462	2,093,921
PIMCO VIT Total Return Administrative	6,264,925	6,525,895
PIMCO VIT Total Return Advisor	12,107,685	9,507,441
Pioneer Bond VCT	51,845	2,013,130
Pioneer Equity Income VCT	9,658	36,223
Pioneer High Yield VCT	33,519	146,507
Pioneer Real Estate Shares VCT	11,390	23,649
Pioneer Strategic Income	5,138	21,760
Pioneer Strategic Income VCT	9,271	1,073,278
Power Income VIT	1,195	124,481
Probabilities Fund	1,512,034	220,854
Putnam VT Diversified Income	144,162	306,673
Putnam VT Equity Income	207,995	116,506
Putnam VT Global Asset Allocation	462	182
Putnam VT Growth Opportunities	606,200	265,603
Putnam VT High Yield	39,465	54,323
Putnam VT Income	3,517,439	1,822,615
Putnam VT Multi-Asset Absolute Return	47,237	171,315
Putnam VT Multi-Cap Core	-	115,875
Putnam VT Small Cap Growth	34,192	35,092
Putnam VT Small Cap Value	28,749	25,276
Redwood Managed Volatility	144,686	894,168
Royce Micro-Cap	2,559,709	2,601,220
Royce Opportunity	659,866	721,100
Royce Small-Cap Value	122,971	184,712
Rydex VIF Banking	214,688	742,219
Rydex VIF Basic Materials	1,056,563	601,395
Rydex VIF Biotechnology	1,998,974	2,087,279
Rydex VIF Commodities Strategy	194,467	108,239
Rydex VIF Consumer Products	2,004,388	900,377
Rydex VIF Dow 2x Strategy (d)	23,815,004	23,567,041
Rydex VIF Electronics	388,362	599,187
Rydex VIF Energy	1,112,200	668,551
Rydex VIF Energy Services	698,700	543,694
Rydex VIF Europe 1.25x Strategy (d)	444,784	506,667
Rydex VIF Financial Services	1,243,541	643,566
Rydex VIF Government Long Bond 1.2x Strategy (d)	2,534,971	2,321,195
Rydex VIF Health Care	1,976,910	1,261,172
Rydex VIF High Yield Strategy	126,746	3,495,631
Rydex VIF Internet	2,412,827	2,440,429
Rydex VIF Inverse Dow 2x Strategy (d)	5,845,495	5,114,537
Rydex VIF Inverse Government Long Bond Strategy (d)	813,245	843,126
Rydex VIF Inverse Mid-Cap Strategy (d)	173,746	173,784
Rydex VIF Inverse NASDAQ-100® Strategy (d)	3,882,732	3,742,038
Rydex VIF Inverse Russell 2000® Strategy (d)	1,219,134	1,087,997

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Rydex VIF Inverse S&P 500 Strategy (d)	$ 3,188,519	$ 3,082,733
Rydex VIF Japan 2x Strategy (d)	101,514	350,149
Rydex VIF Leisure	93,599	167,884
Rydex VIF Mid-Cap 1.5x Strategy (d)	431,867	601,826
Rydex VIF NASDAQ-100®	84,762,350	90,983,375
Rydex VIF NASDAQ-100® 2x Strategy (d)	127,758,628	131,093,998
Rydex VIF Nova (d)	5,966,230	6,559,654
Rydex VIF Precious Metals	4,046,119	4,251,375
Rydex VIF Real Estate	1,535,178	3,885,526
Rydex VIF Retailing	684,229	615,282
Rydex VIF Russell 2000® 1.5x Strategy (d)	2,912,271	2,851,512
Rydex VIF Russell 2000® 2x Strategy (d)	32,552,851	22,547,114
Rydex VIF S&P 500 2x Strategy (d)	46,013,641	46,487,201
Rydex VIF S&P 500 Pure Growth	6,289,864	7,623,697
Rydex VIF S&P 500 Pure Value	8,764,434	8,972,091
Rydex VIF S&P MidCap 400 Pure Growth	1,683,510	1,479,371
Rydex VIF S&P MidCap 400 Pure Value	3,590,610	2,280,377
Rydex VIF S&P SmallCap 600 Pure Growth	1,831,725	1,106,515
Rydex VIF S&P SmallCap 600 Pure Value	3,566,009	2,200,666
Rydex VIF Strengthening Dollar 2x Strategy (d)	602,587	115,060
Rydex VIF Technology	4,429,572	5,395,656
Rydex VIF Telecommunications	54,739	164,185
Rydex VIF Transportation	302,191	109,778
Rydex VIF U.S. Government Money Market (c)	253,545,118	248,856,413
Rydex VIF Utilities	1,768,907	2,989,461
Rydex VIF Weakening Dollar 2x Strategy (d)	35,798	44,932
T. Rowe Price Blue Chip Growth	1,239,329	1,841,976
T. Rowe Price Capital Appreciation	1,603,824	2,202,742
T. Rowe Price Equity Income	62,585	101,830
T. Rowe Price Growth Stock	581,154	1,307,487
T. Rowe Price Health Sciences	4,331,408	2,889,806
T. Rowe Price Limited-Term Bond	41,850	1,405
T. Rowe Price Retirement 2010	147	19
T. Rowe Price Retirement 2015	24,594	6,081
T. Rowe Price Retirement 2020	29,971	1,541
T. Rowe Price Retirement 2025	4,713	16,934
T. Rowe Price Retirement 2030	31,580	1,787
T. Rowe Price Retirement 2035	169,164	1,235
T. Rowe Price Retirement 2040	13,144	585
T. Rowe Price Retirement 2045	1,408	49
T. Rowe Price Retirement 2050	-	3,038
T. Rowe Price Retirement 2055	11,377	520
T. Rowe Price Retirement Balanced	29,348	83,509
Templeton Developing Markets VIP Fund	8,143,946	6,541,458
Templeton Foreign VIP Fund	8,565,530	1,565,152

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Templeton Global Bond VIP Fund	$ 456,762	$ 710,266
Templeton Growth VIP Fund	102	50
TOPS® Conservative ETF	522,218	1,923
VanEck VIP Global Gold	152,653	32,431
VanEck VIP Global Hard Assets	91,769	58,777
Vanguard® VIF Balanced	177,766	11,540
Vanguard® VIF Capital Growth	181,299	164,079
Vanguard® VIF Conservative Allocation	1,441,945	228,472
Vanguard® VIF Diversified Value	190,969	289,641
Vanguard® VIF Equity Income	410,646	333,878
Vanguard® VIF Equity Index	696,017	42,462
Vanguard® VIF Global Bond Index	72,162	134
Vanguard® VIF Growth	99,895	16,281
Vanguard® VIF High Yield Bond	723,041	275,459
Vanguard® VIF International	1,198,868	481,130
Vanguard® VIF Mid-Cap Index	1,855,648	690,576
Vanguard® VIF Moderate Allocation	3,212,280	143,538
Vanguard® VIF Real Estate Index	219,704	126,537
Vanguard® VIF Short Term Investment Grade	1,085,861	94,725
Vanguard® VIF Small Company Growth (d)	89,025	2,375
Vanguard® VIF Total Bond Market Index	2,283,939	895,134
Vanguard® VIF Total International Stock Market Index	534,050	65,776
Vanguard® VIF Total Stock Market Index	1,419,706	290,363
Victory RS Partners (d)	8,599	41,619
Victory RS Science and Technology	318,721	204,708
Victory RS Value	98,444	541,384
Virtus Ceredex Mid Cap Value Equity	30,101	111,936
Virtus Duff & Phelps Real Estate Securities Series	367,482	126,303
Virtus KAR Small-Cap Growth Series	885,251	823,039
Virtus Newfleet Multi-Sector Intermediate Bond Series	18,518	60,202
Virtus SGA International Growth Series	13,631	41,596
Virtus Strategic Allocation Series	32,871	15,589
Voya MidCap Opportunities Portfolio	91,115	72,587
VY Clarion Global Real Estate Portfolio	19,016	2,438
Wells Fargo Growth (d)	139,727	151,597
Wells Fargo International Equity VT	914	130
Wells Fargo Large Cap Core	219,140	354,657
Wells Fargo Omega Growth VT	17,576	23,167
Wells Fargo Opportunity	393,418	655,092
Wells Fargo Opportunity VT	200,152	538,316
Wells Fargo Small Company Value	228,434	942,929
Western Asset Variable Global High Yield Bond	6,264,698	8,136,746

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2020 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Growth and Income	$ 258,290
American Century Equity Income	290
American Century VP Mid Cap Value	6,442
American Century VP Ultra®	197
American Century VP Value	8,639
American Funds IS® Capital World Bond	51,996
American Funds IS® Global Growth	675
American Funds IS® Growth-Income	1,161
American Funds IS® International	584
Ariel®	3,572
BlackRock Equity Dividend V.I.	538
BlackRock Global Allocation V.I.	12,726
BlackRock High Yield V.I.	536
BNY Mellon Appreciation	14,214
BNY Mellon Dynamic Value	13,637
BNY Mellon IP Small Cap Stock Index	569
BNY Mellon IP Technology Growth	306,726
BNY Mellon Opportunistic Midcap Value	393
Calamos® Growth	747
Calamos® Growth and Income	11,467
ClearBridge Variable Aggressive Growth	8,356
ClearBridge Variable Small Cap Growth	42,255
Dimensional VA International Small Portfolio	43,969
Dimensional VA U.S. Targeted Value Portfolio	65,929
Federated Hermes Corporate Bond	10,445
Federated Hermes Fund for U.S. Government Securities II	2,555
Federated Hermes High Income Bond II	4,048
Fidelity® Advisor International Capital Appreciation	1,748
Fidelity® Advisor Real Estate	3,055
Fidelity® Advisor Value Strategies	291
Fidelity® VIP Contrafund	76,461

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

Fidelity® VIP Growth Opportunities	$ 687,498
Fidelity® VIP High Income	1,534
Fidelity® VIP Index 500	22,645
Fidelity® VIP Investment Grade Bond	41,801
Franklin Income VIP Fund	3,533
Franklin Mutual Global Discovery VIP Fund	14,724
Franklin Small Cap Value VIP Fund	1,201
Guggenheim SMid Cap Value	674
Guggenheim VIF All Cap Value	6,916
Guggenheim VIF Alpha Opportunity	1,906
Guggenheim VIF High Yield	126,701
Guggenheim VIF Large Cap Value	380,522
Guggenheim VIF Long Short Equity	1,128
Guggenheim VIF Multi-Hedge Strategies	514
Guggenheim VIF Small Cap Value	71,996
Guggenheim VIF SMid Cap Value	69,439
Guggenheim VIF StylePlus Large Core	10,030
Guggenheim VIF StylePlus Mid Growth	49,901
Guggenheim VIF StylePlus Small Growth	2,232
Guggenheim VIF Total Return Bond	45,974
Guggenheim VIF World Equity Income	11,223
Invesco Comstock	525
Invesco Equity and Income	545
Invesco Main Street Mid Cap	271
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	7,874
Invesco Oppenheimer V.I. Global Fund	655
Invesco Oppenheimer V.I. Main Street Small Cap Fund	34,919
Invesco Oppenheimer V.I. Total Return Bond Fund	69,939
Invesco Small Cap Growth	5,758
Invesco V.I. Comstock	17,971
Invesco V.I. Equity and Income	4,440
Invesco V.I. Global Real Estate Series I	670
Invesco V.I. Government Money Market	117,523
Invesco V.I. Government Securities	44,282
Invesco V.I. International Growth	2,909
Invesco V.I. Mid Cap Core Equity	13,226
Invesco V.I. Value Opportunities	55,559
Ivy VIP Mid Cap Growth	34,227
Janus Henderson Overseas	2,459
Janus Henderson VIT Enterprise	94,444
Janus Henderson VIT Research	34,885
JPMorgan Insurance Trust Core Bond Portfolio	1,325
MFS® VIT II Research International	20,101
MFS® VIT Total Return	70,504
MFS® VIT Utilities	5,796
Morgan Stanley VIF Emerging Markets Equity	27,856
PIMCO High Yield	2,396
PIMCO International Bond (U.S. Dollar-Hedged)	3,066
PIMCO VIT All Asset Administrative	12,563
PIMCO VIT All Asset Advisor	265,998
PIMCO VIT CommodityRealReturn Strategy Administrative	45,988

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

PIMCO VIT Emerging Markets Bond	$ 2,496
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	19,608
PIMCO VIT Low Duration Administrative	15,230
PIMCO VIT Real Return Administrative	5,581
PIMCO VIT Real Return Advisor	36,820
PIMCO VIT Total Return Administrative	3,697
PIMCO VIT Total Return Advisor	294,175
Royce Micro-Cap	34,472
Rydex VIF Banking	16,712
Rydex VIF Biotechnology	44,287
Rydex VIF Commodities Strategy	200
Rydex VIF Energy Services	76
Rydex VIF Europe 1.25x Strategy	493
Rydex VIF Health Care	35,946
Rydex VIF Mid-Cap 1.5x Strategy	2,093
Rydex VIF NASDAQ-100® 2x Strategy	25,105
Rydex VIF Precious Metals	1,890
Rydex VIF Real Estate	30,345
Rydex VIF Retailing	1,768
Rydex VIF Russell 2000® 1.5x Strategy	1,756
Rydex VIF S&P 500 Pure Growth	1,529
Rydex VIF S&P 500 Pure Value	1,281
Rydex VIF S&P SmallCap 600 Pure Growth	3,466
Rydex VIF U.S. Government Money Market	155,032
Rydex VIF Utilities	43,073
T. Rowe Price Growth Stock	37,511
Templeton Developing Markets VIP Fund	5,196
Templeton Foreign VIP Fund	801
TOPS® Conservative ETF	530,587
Vanguard® VIF Capital Growth	405,781
Vanguard® VIF Equity Index	395,887
Vanguard® VIF International	521,313
Vanguard® VIF Mid-Cap Index	156,858
Vanguard® VIF Moderate Allocation	85,322
Vanguard® VIF Real Estate Index	164,781
Vanguard® VIF Short Term Investment Grade	36,002
Vanguard® VIF Small Company Growth	19,706
Vanguard® VIF Total Bond Market Index	433,622
Vanguard® VIF Total International Stock Market Index	260,717
Vanguard® VIF Total Stock Market Index	96,023
Victory RS Science and Technology	5,739
Virtus KAR Small-Cap Growth Series	416,604
Wells Fargo Small Company Value	4,179
Western Asset Variable Global High Yield Bond	24,360

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2020.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Rider Charge:  SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.50% of the contract value.  For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value.  The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	Guggenheim VIF All Cap Value, Guggenheim VIF Large Cap Value, Guggenheim VIF Small Cap Value, Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Mid Growth, and Guggenheim VIF World Equity Income
0.35%	Invesco V.I. International Growth and Invesco V.I. Mid Cap Core Equity
0.40%	Invesco Oppenheimer V.I. Main Street Small Cap Fund
0.45%	Guggenheim VIF Long Short Equity, Guggenheim VIF Multi-Hedge Strategies, Invesco V.I. Government Securities and for each of the Rydex VIF Subaccounts
0.50%	Federated Hermes High Income Bond II, Fidelity VIP Contrafund, Fidelity VIP Growth Opportunities, Fidelity VIP Investment Grade Bond
0.55%	Fidelity VIP Index 500, PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return and Wells Fargo Opportunity VT
0.60%
Federated Hermes Fund for U.S. Government Securities II, Franklin Small-Mid Cap Growth VIP Fund, Invesco V.I. American Franchise, Neuberger Berman AMT Sustainable Equity, Templeton Developing Markets VIP Fund and Templeton Foreign VIP Fund

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

EliteDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets.  A 5 year contract is not assessed with a mortality and expense risk charge.  A 0-4 year contract is assessed a mortality and expense risk fee of 0.20% annually.   An EliteDesigns II contract is assessed a mortality and expense risk fee of 1.20% annually.  All contracts, once annuitized will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets.  Currently, there are no policies in the annuitization stage.

Administrative Charge:  SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value.  The amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio, Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term Investment Grade, Vanguard® VIF Small Company Growth, Vanguard® VIF Total Bond Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total Stock Market Index

0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.
Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Contingent Deferred Sales Charge (CDSC): For a 5 year contract, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract.  For a 0 year and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

7Twelve Balanced Portfolio Class 3	2,273	(1,835)	438	7,034	(2,234)	4,800
AB VPS Dynamic Asset Allocation	42,323	(23,248)	19,075	44,567	(46,597)	(2,030)
AB VPS Global Thematic Growth	14	-	14	487	-	487
AB VPS Growth and Income	577	(9,170)	(8,593)	27,637	(4,829)	22,808
AB VPS Small/Mid Cap Value	241,214	(69,352)	171,862	89,627	(78,382)	11,245
Alger Capital Appreciation	60,676	(70,803)	(10,127)	1,985	(1,536)	449
Alger Large Cap Growth	38,885	(36,774)	2,111	81,924	(85,448)	(3,524)
ALPS/Alerian Energy Infrastructure	6,817	(4,224)	2,593	5,036	(9,274)	(4,238)
American Century Diversified Bond	13,732	(10,468)	3,264	5,150	(16,006)	(10,856)
American Century Equity Income	265,184	(110,032)	155,152	73,776	(83,032)	(9,256)
American Century Heritage	7,070	(31,213)	(24,143)	27,187	(23,974)	3,213
American Century International Bond	704	(3)	701	38	(3)	35
American Century International Growth	172,936	(193,910)	(20,974)	61,437	(99,677)	(38,240)
American Century Select	23,882	(32,275)	(8,393)	13,873	(30,067)	(16,194)
American Century Strategic Allocation: Aggressive	10,083	(19,423)	(9,340)	11,336	(13,820)	(2,484)
American Century Strategic Allocation: Conservative	24,230	(26,894)	(2,664)	38,202	(28,103)	10,099
American Century Strategic Allocation: Moderate	26,512	(47,083)	(20,571)	33,528	(62,903)	(29,375)
American Century Ultra®	5,827	(8,145)	(2,318)	2,435	(8,461)	(6,026)
American Century VP Disciplined Core Value_(a)	652	(31,957)	(31,305)	1,214	(654)	560
American Century VP Inflation Protection	16,641	(5,906)	10,735	10,406	(1,961)	8,445
American Century VP International	274	(563)	(289)	281	(605)	(324)
American Century VP Mid Cap Value_(d)	35,262	(91,548)	(56,286)	24,880	(66,665)	(41,785)
American Century VP Ultra®	213,605	(244,442)	(30,837)	226,651	(298,422)	(71,771)
American Century VP Value	224,585	(551,140)	(326,555)	345,844	(536,458)	(190,614)
American Funds IS® Asset Allocation	894,009	(292,285)	601,724	371,508	(246,422)	125,086

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Funds IS® Blue Chip Income and Growth	210,619	(214,761)	(4,142)	209,456	(212,997)	(3,541)
American Funds IS® Capital World Bond_(a)	409,445	(311,633)	97,812	235,349	(124,221)	111,128
American Funds IS® Global Growth	244,270	(261,453)	(17,183)	262,053	(92,731)	169,322
American Funds IS® Global Growth and Income	3,466	(15,480)	(12,014)	7,438	(3,021)	4,417
American Funds IS® Global Small Capitalization	1,531	(2,053)	(522)	6,320	(1,887)	4,433
American Funds IS® Growth	107,617	(66,921)	40,696	113,910	(94,297)	19,613
American Funds IS® Growth-Income	680,112	(519,598)	160,514	594,131	(404,690)	189,441
American Funds IS® International	130,407	(236,292)	(105,885)	170,847	(138,785)	32,062
American Funds IS® International Growth and Income	11,451	(16,391)	(4,940)	1,843	(8,136)	(6,293)
American Funds IS® Mortgage	26,509	(457)	26,052	3,892	(806)	3,086
American Funds IS® New World	62,252	(78,068)	(15,816)	106,315	(54,664)	51,651
American Funds IS® U.S. Government/AAA-Rated Securities	378,816	(21,589)	357,227	246,951	(225,257)	21,694
AMG Managers Fairpointe Mid Cap	11,040	(34,086)	(23,046)	11,418	(29,555)	(18,137)
Ariel®	13,880	(20,518)	(6,638)	32,144	(136,697)	(104,553)
Baron Asset	4,227	(6,857)	(2,630)	5,246	(9,077)	(3,831)
BlackRock Advantage Large Cap Core V.I.	36,577	(42,279)	(5,702)	8,008	(60)	7,948
BlackRock Advantage Small Cap Growth	5,373	(3,633)	1,740	3,912	(794)	3,118
BlackRock Basic Value V.I.	8,745	(11,670)	(2,925)	395	(5)	390
BlackRock Capital Appreciation V.I.	24,689	(18,892)	5,797	602	(21,171)	(20,569)
BlackRock Equity Dividend	17,087	(8,635)	8,452	6,212	(9,424)	(3,212)
BlackRock Equity Dividend V.I.	250,659	(207,195)	43,464	174,366	(92,171)	82,195
BlackRock Global Allocation	2,492	(25,534)	(23,042)	1,200	(3,284)	(2,084)
BlackRock Global Allocation V.I.	85,583	(30,711)	54,872	51,223	(41,756)	9,467
BlackRock High Yield V.I.	3,246,286	(3,566,177)	(319,891)	1,550,040	(1,022,415)	527,625
BlackRock International Dividend	1,912	(28,762)	(26,850)	16,135	(2,736)	13,399
BlackRock Large Cap Focus Growth V.I.	30,249	(30,817)	(568)	8,361	(4,629)	3,732
BNY Mellon Appreciation	158,372	(128,556)	29,816	101,533	(67,617)	33,916

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

BNY Mellon Dynamic Value	9,241	(24,735)	(15,494)	12,503	(51,080)	(38,577)
BNY Mellon IP MidCap Stock	155,157	(161,188)	(6,031)	70,608	(204,946)	(134,338)
BNY Mellon IP Small Cap Stock Index	92,084	(154,394)	(62,310)	133,820	(63,289)	70,531
BNY Mellon IP Technology Growth	246,380	(310,707)	(64,327)	266,351	(250,843)	15,508
BNY Mellon Opportunistic Midcap Value	8,676	(21,644)	(12,968)	10,017	(24,288)	(14,271)
BNY Mellon Stock Index	6,240	(11,090)	(4,850)	1,291	(3,696)	(2,405)
BNY Mellon VIF Appreciation	335,011	(93,475)	241,536	49,068	(13,038)	36,030
Calamos® Growth	18,986	(78,904)	(59,918)	23,089	(76,105)	(53,016)
Calamos® Growth and Income	28,631	(60,713)	(32,082)	20,666	(53,485)	(32,819)
Calamos® High Income Opportunities	5,052	(5,602)	(550)	6,577	(7,286)	(709)
ClearBridge Small Cap Growth	29	-	29	27	-	27
ClearBridge Variable Aggressive Growth	199,968	(460,717)	(260,749)	124,439	(188,699)	(64,260)
ClearBridge Variable Small Cap Growth	201,198	(178,695)	22,503	67,357	(139,495)	(72,138)
Dimensional VA Equity Allocation	23,353	(34,904)	(11,551)	34,023	-	34,023
Dimensional VA Global Bond Portfolio	18,700	(70,106)	(51,406)	97,318	(37,552)	59,766
Dimensional VA International Small Portfolio	25,411	(38,495)	(13,084)	39,324	(37,157)	2,167
Dimensional VA International Value Portfolio	13,722	(51,813)	(38,091)	91,618	(98,805)	(7,187)
Dimensional VA Short-Term Fixed Portfolio	64,746	(107,801)	(43,055)	102,690	(232,057)	(129,367)
Dimensional VA U.S. Large Value Portfolio	15,250	(38,806)	(23,556)	172,858	(178,639)	(5,781)
Dimensional VA U.S. Targeted Value Portfolio	24,367	(18,591)	5,776	52,995	(52,282)	713
DWS Capital Growth VIP	61	(1,537)	(1,476)	1,574	(25)	1,549
DWS Core Equity VIP	168	(2,321)	(2,153)	524	(4,667)	(4,143)
DWS CROCI® U.S. VIP	30	(213)	(183)	1,136	(18)	1,118
DWS Global Small Cap VIP	114	(5)	109	108	(3)	105
DWS High Income VIP	29	(1)	28	970	(582)	388
DWS International Growth VIP	36	(255)	(219)	1,361	(11,312)	(9,951)
DWS Small Mid Cap Value VIP	31	-	31	29	-	29
Eaton Vance VT Floating-Rate Income	410,321	(644,207)	(233,886)	455,157	(327,499)	127,658

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Federated Hermes Corporate Bond (a)	268,519	(189,996)	78,523	109,358	(235,961)	(126,603)
Federated Hermes Fund for U.S. Government Securities II (a)	616,461	(408,752)	207,709	133,276	(263,088)	(129,812)
Federated Hermes High Income Bond II (a)	194,533	(952,291)	(757,758)	883,544	(133,209)	750,335
FFI Strategies (a)	63	-	63	60	-	60
Fidelity® Advisor Dividend Growth	21,252	(37,290)	(16,038)	11,921	(14,856)	(2,935)
Fidelity® Advisor International Capital Appreciation (d)	881	(2,571)	(1,690)	1,121	(6,944)	(5,823)
Fidelity® Advisor Leveraged Company Stock	529	(577)	(48)	1,764	(222)	1,542
Fidelity® Advisor New Insights	12,230	(115,722)	(103,492)	14,187	(50,209)	(36,022)
Fidelity® Advisor Real Estate	19,488	(18,548)	940	10,806	(23,316)	(12,510)
Fidelity® Advisor Stock Selector Mid Cap	18,920	(24,721)	(5,801)	118,545	(9,004)	109,541
Fidelity® Advisor Value Strategies	10,079	(29,956)	(19,877)	18,165	(16,071)	2,094
Fidelity® VIP Balanced	7,823	(30,798)	(22,975)	18,139	(5,342)	12,797
Fidelity® VIP Contrafund	276,156	(202,931)	73,225	67,270	(185,613)	(118,343)
Fidelity® VIP Disciplined Small Cap	576	(739)	(163)	605	(5,104)	(4,499)
Fidelity® VIP Emerging Markets	13,227	(14,401)	(1,174)	15,240	(28,396)	(13,156)
Fidelity® VIP Equity-Income	128,092	(83,903)	44,189	104,821	(147,500)	(42,679)
Fidelity® VIP Growth & Income	92,835	(110,515)	(17,680)	99,080	(85,817)	13,263
Fidelity® VIP Growth Opportunities	951,284	(595,448)	355,836	481,188	(337,458)	143,730
Fidelity® VIP High Income	1,226,794	(1,064,274)	162,520	2,523,469	(1,783,675)	739,794
Fidelity® VIP Index 500	308,883	(369,633)	(60,750)	364,129	(248,432)	115,697
Fidelity® VIP Investment Grade Bond	541,033	(559,390)	(18,357)	328,140	(223,683)	104,457
Fidelity® VIP Mid Cap	4,570	(1,709)	2,861	2,979	(8,520)	(5,541)
Fidelity® VIP Overseas	525,285	(157,491)	367,794	24,168	(125,812)	(101,644)
Fidelity® VIP Real Estate	10,537	(9,492)	1,045	2,911	(4,739)	(1,828)
Fidelity® VIP Strategic Income	25,135	(123,524)	(98,389)	192,658	(20,877)	171,781
Franklin Allocation VIP Fund	12,498	(40,855)	(28,357)	43,171	(37,060)	6,111

(a) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Franklin Flex Cap Growth VIP Fund	4,187	(16)	4,171	23,364	(908)	22,456
Franklin Growth and Income VIP Fund	27,647	(11,388)	16,259	15,405	(4,139)	11,266
Franklin Income VIP Fund	100,186	(629,706)	(529,520)	412,048	(520,708)	(108,660)
Franklin Large Cap Growth VIP Fund	10,989	(12,511)	(1,522)	1,578	(338)	1,240
Franklin Mutual Global Discovery VIP Fund	80,010	(272,174)	(192,164)	109,045	(289,871)	(180,826)
Franklin Mutual Shares VIP Fund	82	(53)	29	86	(531)	(445)
Franklin Rising Dividends VIP Fund	8,289	(24,600)	(16,311)	31,550	(66,417)	(34,867)
Franklin Small Cap Value VIP Fund	22,626	(215,852)	(193,226)	244,126	(91,641)	152,485
Franklin Small-Mid Cap Growth VIP Fund	99,485	(48,240)	51,245	38,048	(58,779)	(20,731)
Franklin Strategic Income VIP Fund	143,846	(155,457)	(11,611)	234,373	(120,877)	113,496
Franklin U.S. Government Securities VIP Fund	39,848	(41,908)	(2,060)	13,792	(9,008)	4,784
Goldman Sachs Emerging Markets Equity	25,019	(94,425)	(69,406)	85,477	(63,861)	21,616
Goldman Sachs Government Income	125,766	(92,050)	33,716	110,986	(86,000)	24,986
Goldman Sachs VIT Growth Opportunities	2,166	(1,277)	889	20,537	(16,008)	4,529
Goldman Sachs VIT High Quality Floating Rate	36	(2)	34	1,014	(1,249)	(235)
Goldman Sachs VIT International Equity Insights	544	(26)	518	1,596	(24)	1,572
Goldman Sachs VIT Large Cap Value	10,848	(10,615)	233	-	-	-
Goldman Sachs VIT Mid Cap Value	3,317	(19,775)	(16,458)	7,853	(10,145)	(2,292)
Goldman Sachs VIT Small Cap Equity Insights	1,429	(3,498)	(2,069)	12,450	(37,461)	(25,011)
Goldman Sachs VIT Strategic Growth	5,157	(8,859)	(3,702)	260	(27)	233
Guggenheim Alpha Opportunity	261	(32)	229	257	(868)	(611)
Guggenheim Floating Rate Strategies	21,256	(95,316)	(74,060)	63,402	(26,471)	36,931
Guggenheim High Yield	33,848	(83,370)	(49,522)	65,926	(67,912)	(1,986)
Guggenheim Large Cap Value	37,204	(193,812)	(156,608)	41,925	(76,198)	(34,273)
Guggenheim Long Short Equity	1,947	(3,519)	(1,572)	2,283	(4,000)	(1,717)
Guggenheim Macro Opportunities	34	(77)	(43)	34	(7)	27
Guggenheim Multi-Hedge Strategies	1,444	(98)	1,346	62	(2)	60
Guggenheim Small Cap Value	1,638	(3,701)	(2,063)	11,696	(10,542)	1,154
Guggenheim SMid Cap Value	68,613	(75,129)	(6,516)	28,338	(97,765)	(69,427)
Guggenheim StylePlus Large Core	28,027	(53,404)	(25,377)	31,283	(15,907)	15,376

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Guggenheim StylePlus Mid Growth	14,459	(37,324)	(22,865)	16,289	(28,758)	(12,469)
Guggenheim Total Return Bond	21,198	(36,316)	(15,118)	24,284	(12,348)	11,936
Guggenheim US Investment Grade Bond	328,779	(202,661)	126,118	144,829	(164,002)	(19,173)
Guggenheim VIF All Cap Value	136,077	(492,630)	(356,553)	156,138	(542,106)	(385,968)
Guggenheim VIF Alpha Opportunity	7,062	(41,350)	(34,288)	6,636	(40,976)	(34,340)
Guggenheim VIF Floating Rate Strategies	70,474	(220,058)	(149,584)	108,684	(262,136)	(153,452)
Guggenheim VIF Global Managed Futures Strategy	9,898	(91,699)	(81,801)	28,439	(31,963)	(3,524)
Guggenheim VIF High Yield	210,888	(440,948)	(230,060)	245,870	(284,043)	(38,173)
Guggenheim VIF Large Cap Value	580,972	(759,080)	(178,108)	618,076	(489,701)	128,375
Guggenheim VIF Long Short Equity	72,778	(501,419)	(428,641)	462,127	(282,510)	179,617
Guggenheim VIF Managed Asset Allocation	56,997	(114,647)	(57,650)	71,456	(155,206)	(83,750)
Guggenheim VIF Multi-Hedge Strategies	780,461	(458,012)	322,449	74,430	(591,975)	(517,545)
Guggenheim VIF Small Cap Value	91,133	(189,994)	(98,861)	122,956	(153,898)	(30,942)
Guggenheim VIF SMid Cap Value	128,625	(342,483)	(213,858)	191,354	(288,230)	(96,876)
Guggenheim VIF StylePlus Large Core	192,438	(558,139)	(365,701)	144,039	(344,049)	(200,010)
Guggenheim VIF StylePlus Large Growth	140,088	(244,022)	(103,934)	106,483	(152,410)	(45,927)
Guggenheim VIF StylePlus Mid Growth	86,555	(134,471)	(47,916)	74,129	(148,402)	(74,273)
Guggenheim VIF StylePlus Small Growth	30,402	(111,197)	(80,795)	37,594	(69,069)	(31,475)
Guggenheim VIF Total Return Bond	2,227,719	(1,288,824)	938,895	801,584	(922,832)	(121,248)
Guggenheim VIF World Equity Income	108,690	(279,698)	(171,008)	121,858	(279,766)	(157,908)
Guggenheim World Equity Income	35,997	(122,251)	(86,254)	64,200	(81,876)	(17,676)
Invesco American Franchise	20,923	(8,318)	12,605	7,017	(11,462)	(4,445)
Invesco Comstock	51,166	(172,083)	(120,917)	86,115	(108,281)	(22,166)
Invesco Developing Markets (a)	4,875	(6,232)	(1,357)	5,340	(2,537)	2,803
Invesco Discovery (a)	1,724	(2,602)	(878)	1,365	(7,193)	(5,828)
Invesco Discovery Mid Cap Growth	78,785	(72,800)	5,985	4,802	(13,206)	(8,404)
Invesco Energy	9,923	(14,347)	(4,424)	1,234	(5,687)	(4,453)
Invesco Equity and Income	49,611	(61,751)	(12,140)	43,444	(55,887)	(12,443)

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco Global (a)	5,016	(8,232)	(3,216)	6,310	(9,467)	(3,157)
Invesco Gold & Special Minerals	16,435	(29,045)	(12,610)	1,574	(1,705)	(131)
Invesco Main Street Mid Cap	127,740	(98,162)	29,578	7,279	(11,026)	(3,747)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)	371,807	(412,507)	(40,700)	94,434	(67,907)	26,527
Invesco Oppenheimer V.I. Global Fund	50,186	(85,943)	(35,757)	135,540	(110,693)	24,847
Invesco Oppenheimer V.I. Global Strategic Income Fund	97	(157)	(60)	1,742	(1,794)	(52)
Invesco Oppenheimer V.I. International Growth Fund	7,767	(17,126)	(9,359)	10,659	(6,102)	4,557
Invesco Oppenheimer V.I. Main Street Small Cap Fund	140,046	(203,013)	(62,967)	119,619	(159,447)	(39,828)
Invesco Oppenheimer V.I. Total Return Bond Fund	1,460,220	(2,427,146)	(966,926)	1,271,798	(1,910,041)	(638,243)
Invesco Small Cap Growth (d)	3,768	(14,758)	(10,990)	4,208	(13,980)	(9,772)
Invesco Technology	17,557	(29,764)	(12,207)	10,108	(9,354)	754
Invesco V.I. American Franchise Series I	11,973	(26,245)	(14,272)	40,595	(59,159)	(18,564)
Invesco V.I. American Franchise Series II	2,226	(5,146)	(2,920)	12,776	(942)	11,834
Invesco V.I. American Value	1,845	(16,123)	(14,278)	2,064	(4,090)	(2,026)
Invesco V.I. Balanced-Risk Allocation	130	(550)	(420)	2,101	(560)	1,541
Invesco V.I. Comstock	103,538	(1,022,336)	(918,798)	358,630	(175,170)	183,460
Invesco V.I. Core Equity	25	(9)	16	24	(8)	16
Invesco V.I. Equity and Income	234,606	(153,353)	81,253	35,088	(86,276)	(51,188)
Invesco V.I. Global Core Equity	76	(1)	75	1,381	(6)	1,375
Invesco V.I. Global Real Estate Series I	58,033	(119,278)	(61,245)	177,797	(235,723)	(57,926)
Invesco V.I. Global Real Estate Series II	14,380	(18,433)	(4,053)	16,738	(18,627)	(1,889)
Invesco V.I. Government Money Market (c)	4,199,348	(3,462,999)	736,349	2,227,863	(4,267,378)	(2,039,515)
Invesco V.I. Government Securities	2,429,655	(2,163,230)	266,425	1,423,406	(1,597,324)	(173,918)
Invesco V.I. Growth and Income	12,848	(13,346)	(498)	46	(7)	39

(a) Name change. See Note 1.
(b) Merger. See Note 1.
(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Health Care Series I	122,121	(115,879)	6,242	191,708	(332,342)	(140,634)
Invesco V.I. Health Care Series II	436	(13,587)	(13,151)	8,892	(1,636)	7,256
Invesco V.I. High Yield	508	(1,755)	(1,247)	3,837	(8,426)	(4,589)
Invesco V.I. International Growth	836,260	(1,316,546)	(480,286)	391,467	(834,870)	(443,403)
Invesco V.I. Managed Volatility	6,384	(15,123)	(8,739)	1,318	(204)	1,114
Invesco V.I. Mid Cap Core Equity	163,210	(149,059)	14,151	386,376	(190,505)	195,871
Invesco V.I. S&P 500 Index	26,918	(25,064)	1,854	4,107	(8,070)	(3,963)
Invesco V.I. Small Cap Equity	950	(291)	659	188	(54)	134
Invesco V.I. Value Opportunities	22,045	(42,324)	(20,279)	33,966	(51,218)	(17,252)
Invesco Value Opportunities	30,891	(51,094)	(20,203)	12,913	(26,936)	(14,023)
Ivy Asset Strategy	4,037	(8,129)	(4,092)	2,097	(1,592)	505
Ivy VIP Asset Strategy	45,288	(10,068)	35,220	27,906	(14,621)	13,285
Ivy VIP Balanced	4,285	(5)	4,280	158	-	158
Ivy VIP Core Equity	201	(51)	150	194	(61)	133
Ivy VIP Energy	1,062	(1,536)	(474)	1,027	(11,381)	(10,354)
Ivy VIP Global Bond	356	(11,261)	(10,905)	6,146	(8,308)	(2,162)
Ivy VIP Global Equity Income	75	(2)	73	72	-	72
Ivy VIP Global Growth	1,532	-	1,532	31,852	-	31,852
Ivy VIP Growth	1,613	(4,731)	(3,118)	1,930	(4,109)	(2,179)
Ivy VIP High Income	301,847	(314,571)	(12,724)	179,116	(177,998)	1,118
Ivy VIP International Core Equity	2,377	(9,697)	(7,320)	4,893	(9,671)	(4,778)
Ivy VIP Limited-Term Bond	10,932	(10,932)	-	-	-	-
Ivy VIP Mid Cap Growth	6,606	(377)	6,229	23,237	(25,321)	(2,084)
Ivy VIP Natural Resources	30,044	(1,582)	28,462	-	-	-
Ivy VIP Science and Technology	3,871	(9,140)	(5,269)	10,644	(10,513)	131
Ivy VIP Securian Real Estate Securities	139	(55)	84	135	(54)	81
Ivy VIP Small Cap Core	1,008	(3,267)	(2,259)	597	(1,821)	(1,224)
Ivy VIP Small Cap Growth	7,365	(9,944)	(2,579)	511	(2,674)	(2,163)
Ivy VIP Value	2,784	(4,313)	(1,529)	1,422	(2,769)	(1,347)
Janus Henderson Mid Cap Value	4,073	(3,050)	1,023	2,635	(3,777)	(1,142)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Janus Henderson Overseas	75,223	(93,784)	(18,561)	39,653	(94,824)	(55,171)
Janus Henderson U.S. Managed Volatility	12,432	(15,019)	(2,587)	6,231	(10,154)	(3,923)
Janus Henderson VIT Enterprise	94,882	(357,489)	(262,607)	166,497	(320,884)	(154,387)
Janus Henderson VIT Forty	2,186	(3,047)	(861)	21,867	(37,490)	(15,623)
Janus Henderson VIT Mid Cap Value	3,450	(36)	3,414	3,221	(1,274)	1,947
Janus Henderson VIT Overseas	33,338	(13,431)	19,907	11,165	(1,176)	9,989
Janus Henderson VIT Research	179,363	(326,455)	(147,092)	168,582	(279,271)	(110,689)
JPMorgan Insurance Trust Core Bond Portfolio	379,761	(299,668)	80,093	145,816	(48,332)	97,484
JPMorgan Insurance Trust Small Cap Core Portfolio	317	-	317	2,697	(1,094)	1,603
JPMorgan Insurance Trust US Equity Portfolio	232	(8,031)	(7,799)	1,397	(32)	1,365
Lord Abbett Series Bond-Debenture VC	569,509	(510,670)	58,839	232,531	(248,196)	(15,665)
Lord Abbett Series Developing Growth VC	62,744	(88,100)	(25,356)	103,568	(111,314)	(7,746)
Lord Abbett Series Dividend Growth VC_(a)	227	(2,299)	(2,072)	23,069	(22,036)	1,033
Lord Abbett Series Growth and Income VC	-	-	-	1,608	(1,608)	-
Lord Abbett Series Growth Opportunities VC	2,568	(3,145)	(577)	24,460	(21,626)	2,834
Lord Abbett Series Mid Cap Stock VC	139	(502)	(363)	142	(79)	63
Lord Abbett Series Total Return VC	1,860	(5)	1,855	1,783	(11,202)	(9,419)
MFS® VIT Emerging Markets Equity	9,479	(18,872)	(9,393)	11,413	(809)	10,604
MFS® VIT Global Tactical Allocation	24	(97)	(73)	26	(102)	(76)
MFS® VIT High Yield	117,362	(100,200)	17,162	19	(1,306)	(1,287)
MFS® VIT II MA Investors Growth Stock	125	(8,862)	(8,737)	8,761	(24)	8,737
MFS® VIT II Research International	731,171	(332,408)	398,763	256,370	(378,835)	(122,465)
MFS® VIT International Intrinsic Value	130,101	(25,133)	104,968	10,290	(23,276)	(12,986)
MFS® VIT Investors Trust	231	(217)	14	12,345	(11,203)	1,142
MFS® VIT New Discovery	409	(3,274)	(2,865)	1,773	(793)	980
MFS® VIT Research	198	(35)	163	190	(47)	143
MFS® VIT Total Return	190,348	(650,450)	(460,102)	964,646	(791,781)	172,865
MFS® VIT Total Return Bond	9,491	(3,463)	6,028	25,579	(24,182)	1,397

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

MFS® VIT Utilities	111,911	(169,445)	(57,534)	442,188	(445,172)	(2,984)
Morgan Stanley VIF Emerging Markets Debt	747	(877)	(130)	13,268	(16,450)	(3,182)
Morgan Stanley VIF Emerging Markets Equity	787,614	(844,719)	(57,105)	520,920	(877,320)	(356,400)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	67,837	(44,631)	23,206	10,962	(648)	10,314
Morningstar Balanced ETF Asset Allocation Portfolio	713,244	(53,436)	659,808	134,472	(63,817)	70,655
Morningstar Conservative ETF Asset Allocation Portfolio	238,513	(179,331)	59,182	107,862	(69,781)	38,081
Morningstar Growth ETF Asset Allocation Portfolio	336,329	(122,438)	213,891	49,360	(63,741)	(14,381)
Morningstar Income and Growth ETF Asset Allocation Portfolio	77,711	(6,818)	70,893	59,158	(72,925)	(13,767)
Neuberger Berman AMT Sustainable Equity I	35,457	(139,837)	(104,380)	1,233,753	(1,507,490)	(273,737)
Neuberger Berman AMT Sustainable Equity S	14,986	(52,186)	(37,200)	29,564	(52,635)	(23,071)
Neuberger Berman Core Bond	39,413	(166,752)	(127,339)	28,338	(180,374)	(152,036)
Neuberger Berman Large Cap Value	4,898	(18,602)	(13,704)	11,817	(11,650)	167
Neuberger Berman Sustainable Equity	17,131	(10,364)	6,767	6,882	(7,493)	(611)
North Square Oak Ridge Small Cap Growth	453	(3,444)	(2,991)	763	(230)	533
Northern Global Tactical Asset Allocation	1,911	(932)	979	864	(2,507)	(1,643)
Northern Large Cap Core	2,198	(1,254)	944	569	(1,016)	(447)
Northern Large Cap Value	2,264	(15,998)	(13,734)	16,172	(1,522)	14,650
PGIM Jennison 20/20 Focus	14,585	(47,427)	(32,842)	12,173	(27,757)	(15,584)
PGIM Jennison Mid-Cap Growth	6,460	(4,645)	1,815	649	(599)	50
PGIM Jennison Natural Resources	485	(255)	230	350	(676)	(326)
PGIM Jennison Small Company	4,374	(6,915)	(2,541)	2,203	(5,145)	(2,942)
PGIM QMA Small-Cap Value_(d)	1,010	(8,241)	(7,231)	1,010	(946)	64
PIMCO All Asset	2,242	(9,950)	(7,708)	2,360	(5,219)	(2,859)
PIMCO CommodityRealReturn Strategy	5,745	(4,487)	1,258	3,278	(885)	2,393
PIMCO Emerging Markets Bond	137	(81)	56	641	(18)	623

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

PIMCO High Yield	21,990	(16,860)	5,130	30,111	(56,083)	(25,972)
PIMCO International Bond (U.S. Dollar-Hedged)	131,097	(152,371)	(21,274)	102,918	(91,803)	11,115
PIMCO Low Duration	2,035	(2,326)	(291)	650	(1,812)	(1,162)
PIMCO Real Return	12,186	(23,137)	(10,951)	8,990	(13,486)	(4,496)
PIMCO StocksPLUS® Small Fund	7,667	(69,544)	(61,877)	33,638	(19,997)	13,641
PIMCO Total Return	33,092	(54,970)	(21,878)	25,034	(49,608)	(24,574)
PIMCO VIT All Asset Administrative	64,147	(110,770)	(46,623)	48,293	(135,236)	(86,943)
PIMCO VIT All Asset Advisor	15,408	(7,560)	7,848	21,913	(8,482)	13,431
PIMCO VIT CommodityRealReturn Strategy Administrative	874,351	(803,151)	71,200	287,862	(1,016,617)	(728,755)
PIMCO VIT CommodityRealReturn Strategy Advisor	13,329	(14,340)	(1,011)	9,521	(30)	9,491
PIMCO VIT Emerging Markets Bond	233,146	(272,463)	(39,317)	120,532	(334,029)	(213,497)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	153	(28)	125	162	(20)	142
PIMCO VIT Global Managed Asset Allocation	7,859	(4)	7,855	1,630	-	1,630
PIMCO VIT High Yield	137,345	(261,501)	(124,156)	323,035	(223,560)	99,475
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	311,236	(339,481)	(28,245)	275,208	(477,034)	(201,826)
PIMCO VIT International Bond Portfolio (Unhedged)	1,335	(475)	860	21,598	(2,656)	18,942
PIMCO VIT Low Duration Administrative_(d)	1,780,681	(1,235,294)	545,387	464,451	(966,935)	(502,484)
PIMCO VIT Low Duration Advisor	215,634	(226,194)	(10,560)	45,297	(112,633)	(67,336)
PIMCO VIT Real Return Administrative_(d)	810,898	(1,056,257)	(245,359)	656,919	(1,080,248)	(423,329)
PIMCO VIT Real Return Advisor	37,390	(63,951)	(26,561)	62,327	(87,038)	(24,711)
PIMCO VIT Short-Term	140,510	(246,614)	(106,104)	247,598	(187,135)	60,463
PIMCO VIT Total Return Administrative	585,537	(600,564)	(15,027)	293,717	(481,746)	(188,029)
PIMCO VIT Total Return Advisor	1,234,514	(957,878)	276,636	585,043	(618,871)	(33,828)
Pioneer Bond VCT	5,369	(210,038)	(204,669)	116,672	(5,285)	111,387
Pioneer Equity Income VCT	369	(2,146)	(1,777)	6,478	(5,098)	1,380

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Pioneer High Yield VCT	3,008	(13,838)	(10,830)	25,245	(14,415)	10,830
Pioneer Real Estate Shares VCT	166	(2,110)	(1,944)	2,048	(25)	2,023
Pioneer Strategic Income	600	(2,307)	(1,707)	589	(1,243)	(654)
Pioneer Strategic Income VCT	841	(113,980)	(113,139)	92,029	(1,646)	90,383
Power Income VIT	453	(15,631)	(15,178)	689	(16,215)	(15,526)
Probabilities Fund	162,151	(23,656)	138,495	14,369	(17,758)	(3,389)
Putnam VT Diversified Income	13,127	(32,579)	(19,452)	29,027	(12,006)	17,021
Putnam VT Equity Income	12,437	(6,693)	5,744	7,007	(5,158)	1,849
Putnam VT Global Asset Allocation	37	(5)	32	31	-	31
Putnam VT Growth Opportunities	22,537	(9,461)	13,076	2,688	(7,780)	(5,092)
Putnam VT High Yield	2,079	(5,036)	(2,957)	10,461	(17,165)	(6,704)
Putnam VT Income	349,774	(185,530)	164,244	76,802	(47,119)	29,683
Putnam VT Multi-Asset Absolute Return	7,425	(21,019)	(13,594)	26,915	(31,386)	(4,471)
Putnam VT Multi-Cap Core	41	(8,385)	(8,344)	619	(39)	580
Putnam VT Small Cap Growth	2,630	(2,583)	47	186	(140)	46
Putnam VT Small Cap Value	4,124	(3,109)	1,015	9,020	(32,081)	(23,061)
Redwood Managed Volatility	13,848	(84,150)	(70,302)	7,776	(176,333)	(168,557)
Royce Micro-Cap	297,194	(372,473)	(75,279)	40,901	(165,014)	(124,113)
Royce Opportunity	61,949	(56,497)	5,452	57,449	(33,575)	23,874
Royce Small-Cap Value	13,237	(21,586)	(8,349)	18,852	(45,136)	(26,284)
Rydex VIF Banking	44,031	(169,671)	(125,640)	158,755	(164,047)	(5,292)
Rydex VIF Basic Materials	82,194	(48,465)	33,729	16,614	(48,360)	(31,746)
Rydex VIF Biotechnology	91,287	(108,709)	(17,422)	101,153	(134,402)	(33,249)
Rydex VIF Commodities Strategy	135,461	(77,043)	58,418	99,251	(266,850)	(167,599)
Rydex VIF Consumer Products	126,407	(62,753)	63,654	106,843	(127,606)	(20,763)
Rydex VIF Dow 2x Strategy_(d)	1,071,139	(1,084,806)	(13,667)	865,082	(889,541)	(24,459)
Rydex VIF Electronics	26,192	(51,370)	(25,178)	62,038	(55,849)	6,189
Rydex VIF Energy	387,662	(202,878)	184,784	89,059	(138,727)	(49,668)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex VIF Energy Services	589,663	(420,325)	169,338	413,609	(701,066)	(287,457)
Rydex VIF Europe 1.25x Strategy_(d)	83,059	(92,187)	(9,128)	231,964	(245,179)	(13,215)
Rydex VIF Financial Services	171,411	(81,883)	89,528	103,476	(105,733)	(2,257)
Rydex VIF Government Long Bond 1.2x Strategy_(d)	170,437	(142,184)	28,253	184,394	(196,729)	(12,335)
Rydex VIF Health Care	105,156	(74,084)	31,072	48,996	(151,366)	(102,370)
Rydex VIF High Yield Strategy	11,992	(314,533)	(302,541)	944,646	(658,919)	285,727
Rydex VIF Internet	147,087	(165,486)	(18,399)	189,297	(201,862)	(12,565)
Rydex VIF Inverse Dow 2x Strategy_(d)	31,386,843	(31,303,589)	83,254	17,977,496	(18,443,345)	(465,849)
Rydex VIF Inverse Government Long Bond Strategy_(d)	673,391	(686,179)	(12,788)	152,539	(281,194)	(128,655)
Rydex VIF Inverse Mid-Cap Strategy_(d)	219,767	(218,144)	1,623	231,509	(229,996)	1,513
Rydex VIF Inverse NASDAQ-100® Strategy_(d)	8,595,727	(8,546,005)	49,722	8,259,322	(8,298,678)	(39,356)
Rydex VIF Inverse Russell 2000® Strategy_(d)	1,617,498	(1,503,700)	113,798	618,940	(652,864)	(33,924)
Rydex VIF Inverse S&P 500 Strategy_(d)	4,184,642	(4,157,649)	26,993	4,599,194	(4,471,480)	127,714
Rydex VIF Japan 2x Strategy_(d)	9,875	(27,551)	(17,676)	20,459	(20,163)	296
Rydex VIF Leisure	6,535	(13,193)	(6,658)	37,761	(51,672)	(13,911)
Rydex VIF Mid-Cap 1.5x Strategy_(d)	20,994	(31,644)	(10,650)	68,161	(112,715)	(44,554)
Rydex VIF NASDAQ-100®	3,563,032	(3,865,061)	(302,029)	1,351,623	(1,125,778)	225,845
Rydex VIF NASDAQ-100® 2x Strategy_(d)	2,658,581	(2,754,670)	(96,089)	1,433,941	(1,674,147)	(240,206)
Rydex VIF Nova_(d)	380,229	(423,784)	(43,555)	310,198	(301,716)	8,482
Rydex VIF Precious Metals	370,681	(446,276)	(75,595)	438,301	(395,975)	42,326
Rydex VIF Real Estate	123,258	(279,217)	(155,959)	544,440	(473,863)	70,577
Rydex VIF Retailing	36,798	(40,532)	(3,734)	39,028	(49,519)	(10,491)
Rydex VIF Russell 2000® 1.5x Strategy_(d)	188,604	(164,214)	24,390	18,993	(33,401)	(14,408)
Rydex VIF Russell 2000® 2x Strategy_(d)	3,501,409	(2,682,657)	818,752	600,623	(614,820)	(14,197)
Rydex VIF S&P 500 2x Strategy_(d)	2,388,250	(2,439,847)	(51,597)	2,786,659	(2,813,569)	(26,910)
Rydex VIF S&P 500 Pure Growth	314,421	(427,478)	(113,057)	779,209	(854,381)	(75,172)
Rydex VIF S&P 500 Pure Value	747,507	(674,092)	73,415	697,146	(625,711)	71,435
Rydex VIF S&P MidCap 400 Pure Growth	127,203	(92,944)	34,259	59,992	(101,076)	(41,084)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex VIF S&P MidCap 400 Pure Value	241,223	(156,000)	85,223	114,922	(107,414)	7,508
Rydex VIF S&P SmallCap 600 Pure Growth	126,160	(75,896)	50,264	64,744	(151,572)	(86,828)
Rydex VIF S&P SmallCap 600 Pure Value	355,204	(222,934)	132,270	311,298	(335,636)	(24,338)
Rydex VIF Strengthening Dollar 2x Strategy_(d)	79,765	(21,475)	58,290	80,618	(136,186)	(55,568)
Rydex VIF Technology	225,266	(285,458)	(60,192)	157,537	(149,847)	7,690
Rydex VIF Telecommunications	12,909	(29,295)	(16,386)	38,933	(43,192)	(4,259)
Rydex VIF Transportation	17,379	(7,195)	10,184	8,601	(23,957)	(15,356)
Rydex VIF U.S. Government Money Market_(c)	40,825,220	(39,986,931)	838,289	28,315,177	(32,904,271)	(4,589,094)
Rydex VIF Utilities	145,039	(268,467)	(123,428)	778,031	(699,636)	78,395
Rydex VIF Weakening Dollar 2x Strategy_(d)	10,588	(11,626)	(1,038)	52,374	(58,654)	(6,280)
T. Rowe Price Blue Chip Growth	54,370	(85,165)	(30,795)	172,118	(184,735)	(12,617)
T. Rowe Price Capital Appreciation	70,941	(121,101)	(50,160)	64,350	(83,161)	(18,811)
T. Rowe Price Equity Income	4,440	(6,699)	(2,259)	26,612	(22,061)	4,551
T. Rowe Price Growth Stock	24,776	(56,987)	(32,211)	36,939	(61,665)	(24,726)
T. Rowe Price Health Sciences	214,774	(150,592)	64,182	118,355	(101,080)	17,275
T. Rowe Price Limited-Term Bond	5,120	(112)	5,008	187	(16,475)	(16,288)
T. Rowe Price Retirement 2010	3	-	3	4	-	4
T. Rowe Price Retirement 2015	1,366	(402)	964	8,674	(4)	8,670
T. Rowe Price Retirement 2020	1,752	(58)	1,694	1,280	(113)	1,167
T. Rowe Price Retirement 2025	269	(1,395)	(1,126)	528	(1,039)	(511)
T. Rowe Price Retirement 2030	1,869	(20)	1,849	3,878	(32)	3,846
T. Rowe Price Retirement 2035	10,205	(46)	10,159	2,131	(16)	2,115
T. Rowe Price Retirement 2040	749	(13)	736	277	(5,602)	(5,325)
T. Rowe Price Retirement 2045	93	(3)	90	63	-	63
T. Rowe Price Retirement 2050	3	(207)	(204)	81	(3)	78
T. Rowe Price Retirement 2055	721	(9)	712	159	(7)	152
T. Rowe Price Retirement Balanced	2,203	(8,616)	(6,413)	8,385	(6,577)	1,808

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Templeton Developing Markets VIP Fund	567,593	(414,083)	153,510	298,914	(270,139)	28,775
Templeton Foreign VIP Fund	1,078,042	(183,139)	894,903	68,302	(114,130)	(45,828)
Templeton Global Bond VIP Fund	46,129	(84,107)	(37,978)	60,569	(90,718)	(30,149)
Templeton Growth VIP Fund	11	-	11	12	-	12
TOPS® Conservative ETF	50,175	(167)	50,008	-	-	-
VanEck VIP Global Gold	12,998	(2,588)	10,410	2,427	(2,652)	(225)
VanEck VIP Global Hard Assets	19,105	(12,213)	6,892	1,775	(2,900)	(1,125)
Vanguard® VIF Balanced	12,658	(391)	12,267	46,932	(37,457)	9,475
Vanguard® VIF Capital Growth	11,654	(10,861)	793	46,903	(15,838)	31,065
Vanguard® VIF Conservative Allocation	130,633	(18,878)	111,755	75,455	(5,788)	69,667
Vanguard® VIF Diversified Value	11,999	(28,338)	(16,339)	15,820	(4,471)	11,349
Vanguard® VIF Equity Income	29,865	(29,435)	430	69,400	(64,006)	5,394
Vanguard® VIF Equity Index	46,301	(2,833)	43,468	39,278	(8,708)	30,570
Vanguard® VIF Global Bond Index	6,863	(8)	6,855	8,511	(8,511)	-
Vanguard® VIF Growth	5,716	(915)	4,801	3,939	(3,923)	16
Vanguard® VIF High Yield Bond	63,991	(27,510)	36,481	117,568	(78,910)	38,658
Vanguard® VIF International	72,553	(35,716)	36,837	156,706	(122,301)	34,405
Vanguard® VIF Mid-Cap Index	177,221	(57,679)	119,542	71,941	(23,815)	48,126
Vanguard® VIF Moderate Allocation	297,201	(9,147)	288,054	135,888	(48,166)	87,722
Vanguard® VIF Real Estate Index	20,797	(10,745)	10,052	22,867	(11,954)	10,913
Vanguard® VIF Short Term Investment Grade	116,280	(9,466)	106,814	138,851	(149,457)	(10,606)
Vanguard® VIF Small Company Growth_(d)	6,308	(133)	6,175	35,029	(60,064)	(25,035)
Vanguard® VIF Total Bond Market Index	229,178	(90,817)	138,361	1,135,453	(1,034,556)	100,897
Vanguard® VIF Total International Stock Market Index	53,322	(6,520)	46,802	28,871	(37)	28,834
Vanguard® VIF Total Stock Market Index	93,883	(22,594)	71,289	102,963	(51,905)	51,058
Victory RS Partners_(d)	666	(1,811)	(1,145)	689	(2,353)	(1,664)
Victory RS Science and Technology	7,437	(5,968)	1,469	8,595	(9,118)	(523)
Victory RS Value	11,052	(49,278)	(38,226)	35,756	(18,460)	17,296

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus Ceredex Mid Cap Value Equity	2,277	(8,923)	(6,646)	9,262	(2,579)	6,683
Virtus Duff & Phelps Real Estate Securities Series	32,174	(13,443)	18,731	245	(1,835)	(1,590)
Virtus KAR Small-Cap Growth Series	27,528	(32,377)	(4,849)	52,818	(41,297)	11,521
Virtus Newfleet Multi-Sector Intermediate Bond Series	1,698	(6,087)	(4,389)	5,952	(56,739)	(50,787)
Virtus SGA International Growth Series	3,138	(5,365)	(2,227)	7,736	(66,746)	(59,010)
Virtus Strategic Allocation Series	2,434	(1,172)	1,262	308	(293)	15
Voya MidCap Opportunities Portfolio	5,743	(4,367)	1,376	25	-	25
VY Clarion Global Real Estate Portfolio	971	(172)	799	346	(412)	(66)
VY Clarion Real Estate Portfolio	-	-	-	9,563	(9,563)	-
Wells Fargo Growth_(d)	1,563	(6,685)	(5,122)	1,689	(8,446)	(6,757)
Wells Fargo International Equity VT	126	-	126	122	-	122
Wells Fargo Large Cap Core	10,213	(29,814)	(19,601)	14,231	(55,990)	(41,759)
Wells Fargo Omega Growth VT	362	(957)	(595)	1,816	(4,940)	(3,124)
Wells Fargo Opportunity	22,246	(36,077)	(13,831)	23,093	(26,340)	(3,247)
Wells Fargo Opportunity VT	6,747	(29,317)	(22,570)	23,703	(23,253)	450
Wells Fargo Small Company Value	44,155	(105,757)	(61,602)	546,472	(301,651)	244,821
Western Asset Variable Global High Yield Bond	553,890	(732,173)	(178,283)	238,594	(267,006)	(28,412)

(d) Closed to new investments. See Note 1.

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

7Twelve Balanced Portfolio Class 3
2020	75,562	9.20	10.05	744,812	0.02	0.25	1.45	0.77	2.03
2019	75,124	9.13	9.85	727,055	1.52	0.25	1.45	10.13	11.43
2018	70,324	8.29	8.84	614,041	1.00	0.25	1.45	(12.46)	(11.42)
2017	68,541	9.47	9.98	675,198	0.24	0.25	1.45	4.32	4.82
AB VPS Dynamic Asset Allocation
2020	96,540	9.95	10.79	1,005,526	0.02	0.25	1.45	0.30	1.51
2019	77,465	9.92	10.63	798,899	1.89	0.25	1.45	10.22	11.54
2018	79,495	9.00	9.53	738,547	1.79	0.25	1.45	(11.42)	(10.26)
2017	63,849	10.16	10.62	666,428	1.64	0.25	1.45	9.25	10.63
2016	69,756	9.30	9.60	660,742	0.87	0.25	1.45	(1.06)	0.10
AB VPS Global Thematic Growth
2020	501	19.50	22.87	11,291	0.00	0.25	1.45	33.02	34.61
2019	487	14.66	16.99	8,155	-	0.25	1.45	24.13	25.67
2018	-	11.81	13.52	-	-	0.25	1.45	(13.98)	(12.89)
2017	2,743	13.73	15.52	42,154	0.63	0.25	1.45	30.39	31.97
2016	-	10.53	11.76	-	-	0.25	1.45	(5.22)	(4.08)
AB VPS Growth and Income
2020	14,302	13.81	18.34	258,314	0.01	0.25	1.45	(2.06)	(0.86)
2019	22,895	14.10	18.50	417,487	2.27	0.25	1.45	18.19	19.66
2018	87	11.93	15.46	1,332	1.57	0.25	1.45	(9.89)	(8.84)
2017	6,677	13.24	16.96	106,617	3.70	0.25	1.45	13.36	14.83
2016	9,997	11.68	14.77	141,811	1.28	0.25	1.45	6.28	7.50

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Small/Mid Cap Value
2020	326,575	11.56	16.39	3,882,654	0.01	0.25	1.45	(1.47)	(0.30)
2019	154,713	11.65	16.44	1,832,698	0.33	0.25	1.45	14.73	16.10
2018	143,468	10.09	14.16	1,485,443	0.23	0.25	1.45	(19.06)	(18.01)
2017	120,854	12.36	17.27	1,542,317	0.22	0.25	1.45	7.95	9.23
2016	146,074	11.38	15.81	1,702,013	0.24	0.25	1.45	19.37	20.78
Alger Capital Appreciation
2020	17,802	24.58	31.63	463,583	-	0.25	1.45	35.20	36.87
2019	27,929	18.18	23.11	529,530	-	0.25	1.45	27.49	28.96
2018	27,480	14.26	17.92	405,166	-	0.25	1.45	(4.74)	(3.55)
2017	58,392	14.97	18.58	986,268	-	0.25	1.45	25.06	26.57
2016	33,936	11.97	14.68	429,759	-	0.25	1.45	(4.16)	(2.97)
Alger Large Cap Growth
2020	2,111	25.69	30.69	55,023	-	0.25	1.45	59.37	61.27
2019	-	16.12	19.03	-	-	0.25	1.45	21.39	22.85
2018	3,524	13.28	15.49	46,795	-	0.25	1.45	(2.71)	(1.53)
2017	6,687	13.65	15.73	103,731	-	0.25	1.45	22.42	23.86
2016	5,928	11.15	12.70	74,382	-	0.25	1.45	(5.59)	(4.37)
ALPS/Alerian Energy Infrastructure
2020	45,703	5.46	6.01	254,151	0.02	0.25	1.45	(28.44)	(27.50)
2019	43,110	7.63	8.29	334,572	1.63	0.25	1.45	15.26	16.60
2018	47,348	6.62	7.11	317,643	1.70	0.25	1.45	(22.48)	(21.61)
2017	55,232	8.54	9.07	476,915	2.05	0.25	1.45	(5.22)	(4.02)
2016	44,722	9.01	9.45	405,791	2.53	0.25	1.45	34.68	36.36
American Century Diversified Bond
2020	35,430	9.11	9.11	322,378	0.01	0.90	0.90	3.64	3.64
2019	32,166	8.79	8.79	282,339	2.38	0.90	0.90	4.02	4.02
2018	43,022	8.45	8.45	363,138	2.49	0.90	0.90	(5.48)	(5.48)
2017	47,403	8.94	8.94	423,760	1.97	0.90	0.90	(0.89)	(0.89)
2016	50,674	9.02	9.02	456,904	2.17	0.90	0.90	(1.64)	(1.64)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century Equity Income
2020	650,937	15.96	20.52	13,137,824	0.02	0.90	1.25	(3.39)	(3.08)
2019	495,785	16.52	21.21	10,326,770	2.07	0.90	1.25	18.68	19.06
2018	505,041	13.92	17.85	8,831,607	1.78	0.90	1.25	(8.60)	(8.29)
2017	588,183	15.23	19.50	11,216,374	1.61	0.90	1.25	8.32	8.73
2016	561,562	14.06	17.97	9,847,596	1.67	0.90	1.25	14.22	14.66
American Century Heritage
2020	98,395	30.42	42.26	3,004,275	-	0.90	1.25	36.29	36.78
2019	122,538	22.24	30.97	2,770,966	-	0.90	1.25	29.49	29.98
2018	119,325	17.11	23.87	2,044,737	-	0.90	1.25	(9.39)	(9.09)
2017	135,998	18.82	26.31	2,562,621	-	0.90	1.25	16.46	16.89
2016	140,696	16.10	22.56	2,268,158	-	0.90	1.25	(1.27)	(0.98)
American Century International Bond
2020	1,279	7.46	7.46	9,533	0.02	0.90	0.90	5.22	5.22
2019	578	7.09	7.09	4,092	-	0.90	0.90	1.00	1.00
2018	543	7.02	7.02	3,809	1.08	0.90	0.90	(7.99)	(7.99)
2017	567	7.63	7.63	4,325	-	0.90	0.90	5.97	5.97
2016	549	7.20	7.20	3,952	-	0.90	0.90	(3.87)	(3.87)
American Century International Growth
2020	519,843	12.64	18.70	6,779,904	-	0.90	1.25	20.02	20.50
2019	540,817	10.49	15.55	5,886,255	-	0.90	1.25	22.76	23.12
2018	579,057	8.52	12.65	5,115,702	0.75	0.90	1.25	(19.27)	(19.01)
2017	596,631	10.52	15.65	6,478,552	0.64	0.90	1.25	25.25	25.69
2016	764,668	8.37	12.47	6,618,586	0.22	0.90	1.25	(9.99)	(9.61)
American Century Select
2020	174,537	19.58	28.48	3,432,438	-	0.90	1.25	28.04	28.48
2019	182,930	15.24	22.21	2,812,155	-	0.90	1.25	30.29	30.70
2018	199,124	11.66	17.02	2,344,021	-	0.90	1.25	(7.89)	(7.53)
2017	220,512	12.61	18.45	2,832,985	0.03	0.90	1.25	23.27	23.63
2016	208,674	10.20	14.95	2,131,869	0.12	0.90	1.25	0.78	1.29

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century Strategic Allocation: Aggressive
2020	82,861	14.59	15.34	1,270,354	0.00	0.90	1.25	13.10	13.55
2019	92,201	12.90	13.51	1,245,561	1.42	0.90	1.25	18.78	19.24
2018	94,685	10.86	11.33	1,072,855	0.98	0.90	1.25	(11.99)	(11.69)
2017	93,677	12.34	12.83	1,201,552	1.10	0.90	1.25	14.05	14.35
2016	92,683	10.82	11.22	1,039,285	1.11	0.90	1.25	1.88	2.37
American Century Strategic Allocation: Conservative
2020	94,007	11.54	12.13	1,140,002	0.01	0.90	1.25	8.36	8.69
2019	96,671	10.65	11.16	1,078,014	1.34	0.90	1.25	10.82	11.27
2018	86,572	9.61	10.03	867,479	1.40	0.90	1.25	(8.74)	(8.49)
2017	82,656	10.53	10.96	902,827	1.02	0.90	1.25	5.72	6.20
2016	80,314	9.96	10.32	826,626	0.96	0.90	1.25	0.61	0.98
American Century Strategic Allocation: Moderate
2020	386,679	13.28	13.96	5,393,933	0.01	0.90	1.25	10.94	11.32
2019	407,250	11.97	12.54	5,100,344	1.35	0.90	1.25	15.43	15.90
2018	436,625	10.37	10.82	4,721,533	1.16	0.90	1.25	(10.53)	(10.21)
2017	457,488	11.59	12.05	5,509,033	1.29	0.90	1.25	10.17	10.45
2016	478,595	10.52	10.91	5,216,291	0.70	0.90	1.25	1.64	2.06
American Century Ultra®
2020	19,693	34.29	34.29	673,845	-	0.90	0.90	43.65	43.65
2019	22,011	23.87	23.87	524,427	-	0.90	0.90	29.17	29.17
2018	28,037	18.48	18.48	517,490	-	0.90	0.90	(3.50)	(3.50)
2017	22,717	19.15	19.15	434,838	-	0.90	0.90	26.57	26.57
2016	22,394	15.13	15.13	338,772	0.03	0.90	0.90	0.13	0.13
American Century VP Disciplined Core Value (a)
2020	5,933	14.63	20.10	111,577	0.00	0.25	1.45	6.55	7.89
2019	37,238	13.73	18.63	676,722	1.86	0.25	1.45	18.36	19.81
2018	36,678	11.60	15.55	557,694	1.77	0.25	1.45	(11.25)	(10.17)
2017	32,228	13.07	17.31	545,579	1.99	0.25	1.45	15.05	16.41
2016	32,040	11.36	14.87	454,080	2.09	0.25	1.45	8.29	9.58

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Inflation Protection
2020	44,309	8.75	8.89	388,561	0.01	0.25	1.45	4.84	6.09
2019	33,574	8.26	8.47	278,630	2.37	0.25	1.45	4.05	5.41
2018	25,129	7.86	8.14	198,811	2.89	0.25	1.45	(6.97)	(5.92)
2017	21,179	8.37	8.75	179,081	2.69	0.25	1.45	(0.91)	0.36
2016	17,338	8.36	8.83	147,047	2.39	0.25	1.45	(0.11)	0.96
American Century VP International
2020	8,927	12.81	14.45	126,572	0.00	0.25	1.45	20.17	21.63
2019	9,216	10.66	11.88	107,571	0.74	0.25	1.45	22.53	24.01
2018	9,540	8.70	9.58	89,944	1.20	0.25	1.45	(18.99)	(17.98)
2017	9,394	10.74	11.68	108,238	1.03	0.25	1.45	25.17	26.68
2016	18,569	8.58	9.22	169,124	0.88	0.25	1.45	(9.59)	(8.53)
American Century VP Mid Cap Value (d)
2020	313,207	13.69	18.38	5,202,437	0.01	0.25	1.45	(3.32)	(2.18)
2019	369,493	14.16	18.79	6,311,721	1.96	0.25	1.45	23.34	24.93
2018	411,278	11.48	15.04	5,653,463	1.31	0.25	1.45	(16.75)	(15.79)
2017	483,442	13.79	17.86	7,922,237	1.13	0.25	1.45	6.57	7.92
2016	935,882	12.94	16.55	14,306,998	1.59	0.25	1.45	17.42	18.81
American Century VP Ultra®
2020	611,816	33.53	37.33	22,652,609	-	0.75	1.35	43.11	44.02
2019	642,653	23.43	25.92	16,511,751	-	0.75	1.35	28.74	29.54
2018	714,424	18.20	20.01	14,231,107	0.13	0.75	1.35	(3.70)	(3.10)
2017	777,430	13.57	20.65	15,976,304	0.23	0.75	1.35	26.42	30.36
2016	844,832	14.95	16.25	13,629,350	0.24	0.75	1.35	(0.13)	0.56

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Value
2020	1,390,418	12.69	21.54	29,771,253	0.02	0.25	1.45	(3.57)	(2.43)
2019	1,716,973	13.16	22.19	37,557,917	2.05	0.25	1.45	21.40	22.89
2018	1,907,587	10.84	18.15	34,385,840	1.44	0.25	1.45	(13.28)	(12.22)
2017	2,252,318	12.46	20.77	46,202,950	1.42	0.25	1.45	3.82	7.23
2016	2,230,245	12.04	19.86	43,993,507	1.50	0.25	1.45	15.11	16.45
American Funds IS® Asset Allocation
2020	1,850,336	12.78	13.85	24,611,418	0.02	0.25	1.45	7.21	8.54
2019	1,248,612	11.92	12.76	15,495,724	1.81	0.25	1.45	15.73	17.06
2018	1,123,526	10.30	10.90	11,986,057	1.51	0.25	1.45	(9.01)	(7.86)
2017	1,162,996	11.32	12.17	13,478,062	1.60	0.25	1.45	10.87	14.49
2016	543,166	10.21	10.55	5,637,607	1.70	0.25	1.45	4.40	5.71
American Funds IS® Blue Chip Income and Growth
2020	32,181	13.18	14.29	424,318	0.01	0.25	1.45	3.70	5.00
2019	36,323	12.71	13.61	461,745	1.88	0.25	1.45	15.76	17.13
2018	39,864	10.98	11.62	444,706	2.44	0.25	1.45	(12.86)	(11.84)
2017	57,575	12.60	13.18	735,584	1.17	0.25	1.45	11.60	13.04
2016	423,323	11.29	11.66	4,908,525	2.31	0.25	1.45	13.35	14.65
American Funds IS® Capital World Bond (a)
2020	991,838	8.75	9.48	9,095,196	0.01	0.25	1.45	4.92	6.04
2019	894,026	8.34	8.94	7,765,139	1.53	0.25	1.45	2.84	4.07
2018	782,898	8.11	8.59	6,564,601	2.28	0.25	1.45	(5.92)	(4.66)
2017	541,894	8.62	9.01	4,794,544	0.38	0.25	1.45	1.89	3.21
2016	522,388	8.46	8.73	4,500,352	0.52	0.25	1.45	(1.97)	(0.91)

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® Global Growth
2020	786,401	17.26	18.71	14,210,435	0.00	0.25	1.45	24.44	25.99
2019	803,584	13.87	14.85	11,595,876	1.03	0.25	1.45	29.02	30.49
2018	634,262	10.75	11.38	7,045,853	0.55	0.25	1.45	(13.24)	(12.12)
2017	657,715	12.39	13.49	8,358,989	0.78	0.25	1.45	25.40	29.46
2016	270,386	9.88	10.20	2,722,010	0.63	0.25	1.45	(3.98)	(2.86)
American Funds IS® Global Growth and Income
2020	9,009	12.92	14.01	117,429	0.01	0.25	1.45	3.78	5.10
2019	21,023	12.45	13.33	262,544	1.95	0.25	1.45	25.00	26.47
2018	16,606	9.96	10.54	165,889	3.12	0.25	1.45	(13.84)	(12.75)
2017	16,334	11.56	12.08	188,944	3.59	0.25	1.45	20.42	21.77
2016	1,640	9.60	9.92	15,867	1.18	0.25	1.45	2.35	3.66
American Funds IS® Global Small Capitalization
2020	13,903	14.60	15.82	205,015	0.00	0.25	1.45	23.73	25.26
2019	14,425	11.80	12.63	171,535	0.01	0.25	1.45	25.53	27.06
2018	9,992	9.40	9.94	94,748	0.02	0.25	1.45	(14.70)	(13.72)
2017	8,992	11.02	11.52	99,827	0.59	0.25	1.45	20.17	21.65
2016	580	9.17	9.47	5,316	0.08	0.25	1.45	(2.65)	(1.46)
American Funds IS® Growth
2020	137,685	23.67	25.65	3,292,726	0.00	0.25	1.45	45.13	46.82
2019	96,989	16.31	17.47	1,625,802	0.64	0.25	1.45	24.69	26.23
2018	77,376	13.08	13.84	1,027,252	0.14	0.25	1.45	(4.80)	(3.69)
2017	169,808	13.74	14.37	2,400,529	0.63	0.25	1.45	22.35	23.88
2016	4,078	11.23	11.60	46,130	0.38	0.25	1.45	4.47	5.74
American Funds IS® Growth-Income
2020	1,536,458	15.47	16.77	24,816,222	0.01	0.25	1.45	8.26	9.61
2019	1,375,944	14.29	15.30	20,436,381	1.62	0.25	1.45	20.39	21.82
2018	1,186,503	11.87	12.56	14,534,324	1.33	0.25	1.45	(6.31)	(5.21)
2017	1,308,182	12.67	13.25	16,963,990	1.51	0.25	1.45	16.67	18.20
2016	898,442	10.86	11.21	9,918,233	1.42	0.25	1.45	6.47	7.68

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® International
2020	545,375	11.21	12.15	6,412,804	0.00	0.25	1.45	8.73	9.95
2019	651,260	10.31	11.05	6,992,243	1.32	0.25	1.45	17.29	18.82
2018	619,198	8.79	9.30	5,628,176	1.57	0.25	1.45	(17.23)	(16.22)
2017	631,484	10.62	13.67	6,866,412	1.48	0.25	1.45	26.13	30.31
2016	194,135	8.42	8.69	1,665,580	1.46	0.25	1.45	(1.29)	(0.11)
American Funds IS® International Growth and Income
2020	12,586	9.47	10.27	121,310	0.01	0.25	1.45	1.07	2.39
2019	17,526	9.37	10.03	169,426	2.12	0.25	1.45	17.13	18.56
2018	23,819	8.00	8.46	196,680	0.30	0.25	1.45	(15.34)	(14.29)
2017	308,033	9.45	9.87	3,018,068	3.53	0.25	1.45	19.32	20.66
2016	17,390	7.92	8.18	141,257	2.63	0.25	1.45	(3.18)	(2.04)
American Funds IS® Mortgage
2020	30,503	8.85	9.60	288,642	0.02	0.25	1.45	1.72	3.00
2019	4,451	8.70	9.32	40,694	3.38	0.25	1.45	0.23	1.41
2018	1,365	8.68	9.19	12,417	1.82	0.25	1.45	(4.30)	(3.06)
2017	1,411	9.07	9.48	13,276	0.70	0.25	1.45	(3.51)	(2.27)
2016	27,209	9.40	9.70	262,635	2.42	0.25	1.45	(2.39)	(1.32)
American Funds IS® New World
2020	246,178	12.26	13.29	3,159,342	0.00	0.25	1.45	17.88	19.30
2019	261,994	10.40	11.14	2,829,026	0.79	0.25	1.45	23.22	24.75
2018	210,343	8.44	8.93	1,835,277	0.50	0.25	1.45	(17.98)	(17.01)
2017	368,803	10.29	13.33	3,905,486	1.19	0.25	1.45	23.38	27.44
2016	78,259	8.34	8.61	665,207	0.70	0.25	1.45	0.48	1.65
American Funds IS® U.S. Government/AAA-Rated Securities
2020	386,206	9.07	9.84	3,555,550	0.03	0.25	1.45	4.61	6.03
2019	28,979	8.67	9.28	255,879	2.90	0.25	1.45	0.58	1.75
2018	7,285	8.62	9.12	62,813	1.25	0.25	1.45	(3.90)	(2.67)
2017	12,934	8.97	9.37	115,975	0.75	0.25	1.45	(3.13)	(1.99)
2016	22,539	9.26	9.56	213,832	3.16	0.25	1.45	(3.34)	(2.25)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AMG Managers Fairpointe Mid Cap
2020	102,231	15.49	16.29	1,662,918	0.00	0.90	1.25	(0.51)	(0.12)
2019	125,277	15.57	16.31	2,041,214	0.87	0.90	1.25	10.66	11.03
2018	143,414	14.07	14.69	2,104,415	0.35	0.90	1.25	(22.01)	(21.70)
2017	166,807	18.04	18.76	3,126,101	-	0.90	1.25	6.87	7.26
2016	158,196	16.88	17.49	2,764,298	0.34	0.90	1.25	18.87	19.30
Ariel®
2020	180,815	16.01	22.67	3,582,278	0.00	0.90	1.25	5.40	5.75
2019	187,453	15.19	21.47	3,511,286	0.72	0.90	1.25	19.51	19.92
2018	292,006	12.71	17.94	4,552,893	0.90	0.90	1.25	(17.31)	(16.97)
2017	327,742	15.37	21.66	6,156,197	0.77	0.90	1.25	11.05	11.46
2016	272,751	13.84	19.47	4,633,983	0.31	0.90	1.25	10.81	11.14
Baron Asset
2020	35,119	25.22	25.22	885,472	-	0.90	0.90	27.89	27.89
2019	37,749	19.72	19.72	744,236	-	0.90	0.90	32.35	32.35
2018	41,580	14.90	14.90	619,379	-	0.90	0.90	(3.99)	(3.99)
2017	48,000	15.52	15.52	744,606	-	0.90	0.90	21.34	21.34
2016	33,714	12.79	12.79	431,085	-	0.90	0.90	2.16	2.16
BlackRock Advantage Large Cap Core V.I.
2020	8,899	17.78	22.26	172,053	0.01	0.25	1.45	14.27	15.70
2019	14,601	15.56	19.24	258,300	1.58	0.25	1.45	22.91	24.45
2018	6,653	12.66	15.46	88,028	1.19	0.25	1.45	(9.64)	(8.57)
2017	7,572	14.01	16.91	112,898	1.27	0.25	1.45	16.65	18.09
2016	4,877	12.01	14.32	58,587	0.67	0.25	1.45	5.44	6.71
BlackRock Advantage Small Cap Growth
2020	11,071	22.23	22.23	246,109	-	0.90	0.90	28.05	28.05
2019	9,331	17.36	17.36	162,046	0.32	0.90	0.90	28.31	28.31
2018	6,213	13.53	13.53	84,074	0.09	0.90	0.90	(8.89)	(8.89)
2017	6,928	14.85	14.85	102,789	0.11	0.90	0.90	10.24	10.24
2016	4,949	13.47	13.47	66,686	-	0.90	0.90	8.72	8.72

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock Basic Value V.I.
2020	10,437	12.11	15.84	151,801	0.02	0.25	1.45	(1.38)	(0.19)
2019	13,362	12.28	15.87	187,883	2.24	0.25	1.45	18.19	19.59
2018	12,972	10.39	13.27	153,452	1.64	0.25	1.45	(12.17)	(11.06)
2017	12,593	11.83	14.92	168,509	1.48	0.25	1.45	3.32	4.56
2016	2,707	11.45	14.27	30,979	1.07	0.25	1.45	12.59	13.98
BlackRock Capital Appreciation V.I.
2020	9,391	24.52	28.01	258,055	-	0.25	1.45	35.32	36.97
2019	3,594	18.12	20.45	72,215	-	0.25	1.45	25.83	27.33
2018	24,163	14.40	16.06	353,212	-	0.25	1.45	(2.37)	(1.11)
2017	23,284	14.75	16.24	347,760	-	0.25	1.45	27.16	28.68
2016	20,828	11.60	12.62	241,538	-	0.25	1.45	(4.45)	(3.30)
BlackRock Equity Dividend
2020	47,174	16.29	16.29	768,020	0.02	0.90	0.90	(0.31)	(0.31)
2019	38,722	16.34	16.34	632,635	1.89	0.90	0.90	22.40	22.40
2018	41,934	13.35	13.35	559,821	1.74	0.90	0.90	(11.00)	(11.00)
2017	43,789	15.00	15.00	657,037	1.15	0.90	0.90	11.94	11.94
2016	75,585	13.40	13.40	1,012,701	1.78	0.90	0.90	11.57	11.57
BlackRock Equity Dividend V.I.
2020	535,564	13.67	17.71	7,376,401	0.02	0.25	1.45	(1.00)	0.23
2019	492,100	13.70	17.67	6,862,951	1.86	0.25	1.45	21.88	23.39
2018	409,905	11.16	14.32	4,681,420	2.27	0.25	1.45	(11.45)	(10.39)
2017	220,632	12.52	15.98	2,885,447	1.47	0.25	1.45	11.48	12.77
2016	272,761	11.16	14.17	3,152,422	1.67	0.25	1.45	10.93	12.37
BlackRock Global Allocation
2020	6,575	13.01	13.01	85,391	0.00	0.90	0.90	16.16	16.16
2019	29,617	11.20	11.20	331,577	1.16	0.90	0.90	12.79	12.79
2018	31,701	9.93	9.93	314,838	0.57	0.90	0.90	(11.18)	(11.18)
2017	34,046	11.18	11.18	380,661	0.77	0.90	0.90	8.97	8.97
2016	22,550	10.26	10.26	231,308	1.02	0.90	0.90	(0.19)	(0.19)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock Global Allocation V.I.
2020	271,763	11.91	13.29	3,274,665	0.01	0.25	1.45	15.41	16.78
2019	216,891	10.32	11.38	2,251,522	1.33	0.25	1.45	12.66	14.03
2018	207,424	9.14	9.98	1,899,963	0.97	0.25	1.45	(11.67)	(10.57)
2017	175,633	10.27	11.65	1,812,232	1.22	0.25	1.45	8.81	12.34
2016	192,189	9.38	10.14	1,813,555	0.98	0.25	1.45	(0.73)	0.50
BlackRock High Yield V.I.
2020	572,723	10.71	11.97	6,171,324	0.06	0.25	1.45	2.38	3.55
2019	892,614	10.39	11.56	9,320,004	7.13	0.25	1.45	9.84	11.26
2018	364,989	9.39	10.39	3,459,759	16.80	0.25	1.45	(7.19)	(6.06)
2017	585,803	10.04	11.06	6,016,371	8.04	0.25	1.45	2.39	3.66
2016	2,102,702	9.74	10.67	21,077,782	5.07	0.25	1.45	7.95	9.21
BlackRock International Dividend
2020	7,973	11.22	11.22	89,482	0.01	0.90	0.90	4.66	4.66
2019	34,823	10.72	10.72	373,899	2.36	0.90	0.90	18.72	18.72
2018	21,424	9.03	9.03	193,976	3.09	0.90	0.90	(16.62)	(16.62)
2017	29,795	10.83	10.83	322,737	1.01	0.90	0.90	11.88	11.88
2016	33,927	9.68	9.68	328,288	4.26	0.90	0.90	(3.30)	(3.30)
BlackRock Large Cap Focus Growth V.I.
2020	6,305	26.37	32.80	179,994	-	0.25	1.45	37.20	38.81
2019	6,873	19.22	23.63	155,801	-	0.25	1.45	26.53	28.15
2018	3,141	15.19	18.44	54,285	-	0.25	1.45	(1.68)	(0.54)
2017	2,146	15.45	18.54	39,251	0.01	0.25	1.45	23.60	25.10
2016	2,083	12.50	14.82	30,515	0.46	0.25	1.45	2.80	4.07
BNY Mellon Appreciation
2020	424,212	17.88	23.00	7,751,142	0.01	0.90	1.25	18.78	19.27
2019	394,396	15.00	19.33	5,996,871	1.01	0.90	1.25	29.58	29.98
2018	360,480	11.54	14.90	4,208,028	1.26	0.90	1.25	(10.30)	(9.98)
2017	445,577	12.82	16.59	5,779,186	1.23	0.90	1.25	21.36	21.86
2016	464,040	10.52	13.65	4,939,203	1.53	0.90	1.25	2.72	3.13

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon Dynamic Value
2020	173,747	17.23	25.77	3,354,168	0.01	0.90	1.25	(0.69)	(0.31)
2019	189,241	17.35	25.91	3,663,712	1.48	0.90	1.25	21.50	21.85
2018	227,818	14.28	21.30	3,653,972	1.58	0.90	1.25	(14.39)	(14.07)
2017	245,190	16.68	24.84	4,566,470	0.88	0.90	1.25	10.03	10.46
2016	273,527	15.16	22.54	4,610,996	1.30	0.90	1.25	13.39	13.76
BNY Mellon IP MidCap Stock
2020	316,378	12.04	12.04	3,805,893	0.01	0.75	0.75	3.88	3.88
2019	322,409	11.59	11.59	3,735,298	0.50	0.75	0.75	15.44	15.44
2018	456,747	10.04	10.04	4,584,461	0.36	0.75	0.75	(18.84)	(18.84)
2017	486,166	12.37	12.50	6,011,904	0.80	0.75	1.25	10.84	13.53
2016	460,543	11.16	11.16	5,139,295	0.37	0.75	0.75	10.93	10.93
BNY Mellon IP Small Cap Stock Index
2020	452,522	14.20	19.75	6,608,653	0.01	0.25	1.45	5.74	7.05
2019	514,832	13.33	18.45	6,973,243	0.80	0.25	1.45	16.89	18.35
2018	444,301	11.32	15.59	5,144,534	0.78	0.25	1.45	(12.93)	(11.87)
2017	436,489	12.91	17.69	5,745,527	0.73	0.25	1.45	7.47	8.79
2016	342,026	11.93	16.26	4,144,374	0.39	0.25	1.45	20.25	21.71
BNY Mellon IP Technology Growth
2020	471,784	30.07	40.69	18,700,260	0.00	0.25	1.45	62.19	64.16
2019	536,111	18.54	24.91	13,061,536	-	0.25	1.45	20.08	21.50
2018	520,603	15.44	20.61	10,490,679	-	0.25	1.45	(5.62)	(4.42)
2017	551,279	16.36	21.67	11,769,351	-	0.25	1.45	36.11	37.78
2016	494,861	12.02	15.81	7,766,941	-	0.25	1.45	(0.08)	1.09
BNY Mellon Opportunistic Midcap Value
2020	118,604	21.12	34.92	2,618,842	0.00	0.90	1.25	13.85	14.26
2019	131,572	18.55	30.62	2,542,887	0.27	0.90	1.25	22.20	22.65
2018	145,843	15.18	25.03	2,305,665	-	0.90	1.25	(21.47)	(21.20)
2017	163,983	19.33	31.82	3,279,189	-	0.90	1.25	10.77	11.20
2016	171,951	17.45	28.67	3,093,285	0.02	0.90	1.25	12.58	12.97

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon Stock Index
2020	7,135	17.90	23.32	162,959	0.01	0.25	1.45	12.58	13.92
2019	11,985	15.90	20.47	231,415	1.53	0.25	1.45	25.10	26.67
2018	14,390	12.71	16.16	219,825	1.11	0.25	1.45	(8.95)	(7.92)
2017	23,754	13.96	17.55	404,256	1.48	0.25	1.45	15.85	17.31
2016	16,494	12.05	14.96	239,093	2.83	0.25	1.45	6.64	7.94
BNY Mellon VIF Appreciation
2020	313,594	16.96	21.11	5,328,880	0.01	0.25	1.45	17.99	19.40
2019	72,058	14.28	17.68	1,028,287	0.86	0.25	1.45	29.89	31.45
2018	36,028	10.92	13.45	392,979	1.23	0.25	1.45	(11.20)	(10.09)
2017	27,996	12.20	14.96	341,321	1.13	0.25	1.45	21.50	23.03
2016	42,571	9.97	12.16	424,366	1.69	0.25	1.45	2.94	4.11
Calamos® Growth
2020	447,975	19.85	28.38	10,348,347	-	0.90	1.25	27.33	27.81
2019	507,893	15.59	22.25	9,176,159	-	0.90	1.25	25.62	26.07
2018	560,909	12.41	17.68	8,038,291	-	0.90	1.25	(9.75)	(9.48)
2017	611,929	13.75	19.57	9,687,691	-	0.90	1.25	21.25	21.77
2016	683,823	11.34	16.11	8,888,101	-	0.90	1.25	(6.20)	(5.90)
Calamos® Growth and Income
2020	409,322	17.05	23.42	8,674,810	0.01	0.90	1.25	17.31	17.74
2019	441,404	14.49	19.93	7,978,377	1.32	0.90	1.25	20.74	21.15
2018	474,223	11.96	16.49	7,090,713	1.65	0.90	1.25	(7.91)	(7.50)
2017	512,944	12.93	17.87	8,307,304	1.57	0.90	1.25	11.53	11.90
2016	552,719	11.56	16.00	8,015,920	3.08	0.90	1.25	2.78	3.16
Calamos® High Income Opportunities
2020	39,242	10.88	11.44	448,211	0.05	0.90	1.25	0.37	0.79
2019	39,792	10.84	11.35	450,910	6.01	0.90	1.25	9.49	9.87
2018	40,501	9.90	10.33	417,532	6.59	0.90	1.25	(8.25)	(7.93)
2017	41,984	10.79	11.22	470,273	4.82	0.90	1.25	1.60	1.91
2016	37,512	10.62	11.01	412,007	5.25	0.90	1.25	7.27	7.73

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

ClearBridge Small Cap Growth
2020	960	25.31	25.31	24,278	-	0.90	0.90	37.93	37.93
2019	931	18.35	18.35	17,080	-	0.90	0.90	20.49	20.49
2018	904	15.23	15.23	13,765	-	0.90	0.90	0.13	0.13
2017	1,185	15.21	15.21	18,014	-	0.90	0.90	20.14	20.14
2016	1,467	12.66	12.66	18,563	-	0.90	0.90	1.77	1.77
ClearBridge Variable Aggressive Growth
2020	539,789	18.26	20.23	10,635,452	0.00	0.75	1.35	12.72	13.33
2019	800,538	16.20	17.85	14,213,298	0.74	0.75	1.35	19.38	20.20
2018	864,798	13.57	14.85	12,770,816	0.39	0.75	1.35	(12.45)	(11.97)
2017	937,283	12.04	16.87	15,779,893	0.21	0.75	1.35	11.03	14.56
2016	1,595,864	13.96	15.10	23,807,484	0.36	0.75	1.35	(3.39)	(2.77)
ClearBridge Variable Small Cap Growth
2020	362,282	26.96	30.05	10,545,530	-	0.75	1.35	37.13	37.97
2019	339,779	19.66	21.78	7,223,355	-	0.75	1.35	21.51	22.22
2018	411,917	16.18	17.82	7,105,038	-	0.75	1.35	(0.98)	(0.39)
2017	642,124	16.34	17.89	10,932,489	-	0.75	1.35	18.92	19.67
2016	571,354	13.74	14.95	8,234,075	-	0.75	1.35	1.33	1.91
Dimensional VA Equity Allocation
2020	22,472	11.27	11.58	259,678	0.01	0.25	1.85	6.82	8.53
2019	34,023	10.55	10.67	362,481	3.42	0.25	1.85	5.50	6.70
Dimensional VA Global Bond Portfolio
2020	40,574	8.14	8.75	348,673	0.00	0.25	1.85	(3.33)	(1.80)
2019	91,980	8.42	8.91	807,180	3.75	0.25	1.85	(0.82)	0.79
2018	32,214	8.49	8.84	281,189	4.53	0.65	1.85	(3.08)	(1.89)
2017	32,092	8.76	9.01	286,154	1.21	0.65	1.85	(2.67)	(1.53)
2016	65,364	9.00	9.15	593,260	1.71	0.65	1.85	(3.12)	(1.93)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Dimensional VA International Small Portfolio
2020	49,975	12.11	14.46	665,782	0.02	0.25	1.85	4.22	5.86
2019	63,059	11.62	13.66	796,000	2.78	0.25	1.85	18.09	19.93
2018	60,892	9.84	11.39	648,611	1.43	0.65	1.85	(23.60)	(22.67)
2017	79,407	12.88	14.73	1,111,286	2.64	0.65	1.85	23.73	25.36
2016	77,478	10.41	11.75	870,754	2.29	0.65	1.85	1.17	2.35
Dimensional VA International Value Portfolio
2020	53,842	8.87	10.39	536,046	0.01	0.25	1.85	(6.43)	(4.94)
2019	91,933	9.48	10.93	976,840	3.43	0.25	1.85	10.36	12.22
2018	99,120	8.59	9.74	943,289	2.52	0.65	1.85	(21.05)	(20.10)
2017	111,088	10.88	12.19	1,329,013	2.96	0.65	1.85	19.82	21.29
2016	101,529	9.08	10.05	1,004,216	3.18	0.65	1.85	3.89	5.24
Dimensional VA Short-Term Fixed Portfolio
2020	46,315	7.45	8.08	366,704	0.00	0.25	1.85	(4.24)	(2.65)
2019	89,370	7.78	8.30	730,129	1.32	0.25	1.85	(2.38)	(0.72)
2018	218,737	7.97	8.36	1,772,046	0.94	0.65	1.85	(3.04)	(1.88)
2017	90,269	8.22	8.52	761,963	0.86	0.65	1.85	(3.97)	(2.85)
2016	124,899	8.56	8.77	1,086,456	0.90	0.65	1.85	(3.93)	(2.77)
Dimensional VA U.S. Large Value Portfolio
2020	155,317	12.82	17.56	2,534,036	0.02	0.25	1.85	(6.08)	(4.57)
2019	178,873	13.65	18.40	3,062,371	2.13	0.25	1.85	19.84	21.69
2018	184,654	11.39	15.12	2,634,959	2.48	0.65	1.85	(16.31)	(15.25)
2017	163,915	13.61	17.84	2,716,150	2.00	0.65	1.85	13.42	14.80
2016	139,334	12.00	15.54	2,007,711	1.95	0.65	1.85	13.21	14.60
Dimensional VA U.S. Targeted Value Portfolio
2020	89,465	11.75	16.38	1,317,411	0.02	0.25	1.85	(0.93)	0.61
2019	83,689	11.86	16.28	1,186,056	1.50	0.25	1.85	16.73	18.66
2018	82,976	10.16	13.72	999,392	1.04	0.65	1.85	(19.87)	(18.91)
2017	85,120	12.68	16.92	1,271,601	1.08	0.65	1.85	4.53	5.82
2016	83,117	12.13	15.99	1,187,775	1.02	0.65	1.85	21.42	22.91

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS Capital Growth VIP
2020	1,796	24.64	30.55	53,821	0.00	0.25	1.45	32.69	34.23
2019	3,272	18.57	22.76	67,421	0.12	0.25	1.45	30.77	32.40
2018	1,723	14.20	17.19	29,143	0.51	0.25	1.45	(6.15)	(4.98)
2017	1,696	15.13	18.09	30,259	0.46	0.25	1.45	20.46	21.90
2016	1,667	12.56	14.84	24,449	0.21	0.25	1.45	(0.48)	0.68
DWS Core Equity VIP
2020	4,844	17.93	23.21	86,972	0.01	0.25	1.45	10.61	11.96
2019	6,997	16.21	20.73	123,138	1.00	0.25	1.45	24.21	25.79
2018	11,140	13.05	16.48	163,816	1.51	0.25	1.45	(10.12)	(9.05)
2017	14,066	14.52	18.12	226,169	0.93	0.25	1.45	15.42	16.83
2016	14,582	12.58	15.51	201,697	1.58	0.25	1.45	5.45	6.74
DWS CROCI® U.S. VIP
2020	935	9.69	12.15	11,152	0.02	0.25	1.45	(16.25)	(15.27)
2019	1,118	11.57	14.34	15,741	-	0.25	1.45	26.73	28.26
2018	-	9.13	11.18	-	-	0.25	1.45	(14.59)	(13.53)
2017	-	10.69	12.93	-	-	0.25	1.45	17.09	18.52
2016	-	9.13	10.91	-	-	0.25	1.45	(8.79)	(7.70)
DWS Global Small Cap VIP
2020	3,809	10.79	12.94	44,993	0.01	0.25	1.45	11.81	13.21
2019	3,700	9.65	11.43	38,851	-	0.25	1.45	15.85	17.23
2018	3,595	8.33	9.75	32,405	-	0.25	1.45	(24.20)	(23.29)
2017	3,560	10.99	12.71	42,146	-	0.25	1.45	14.36	15.76
2016	1,939	9.61	10.98	19,094	0.13	0.25	1.45	(3.13)	(1.96)
DWS High Income VIP
2020	998	10.27	11.44	11,245	0.05	0.25	1.45	1.18	2.42
2019	970	10.15	11.17	10,680	-	0.25	1.45	10.33	11.70
2018	582	9.20	10.00	5,748	92.48	0.25	1.45	(7.07)	(5.93)
2017	240	9.90	10.63	2,375	11.27	0.25	1.45	2.59	3.81
2016	156,409	9.65	10.24	1,510,675	5.09	0.25	1.45	7.70	9.05

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS International Growth VIP
2020	1,121	13.54	14.28	15,739	0.01	0.25	1.45	16.93	18.31
2019	1,340	11.58	12.07	15,908	-	0.25	1.45	25.19	26.65
2018	11,291	9.25	9.53	105,950	0.78	0.25	1.45	(20.53)	(19.58)
2017	9,278	11.64	11.85	108,481	-	0.25	1.45	19.75	21.29
2016	-	9.66	9.77	-	-	0.25	1.45	(1.12)	0.10
DWS Small Mid Cap Value VIP
2020	1,027	10.63	12.63	10,905	0.01	0.25	1.45	(5.43)	(4.32)
2019	996	11.24	13.20	11,189	0.37	0.25	1.45	15.76	17.13
2018	967	9.71	11.27	9,383	1.50	0.25	1.45	(20.02)	(18.98)
2017	3,121	12.14	13.91	40,381	0.24	0.25	1.45	5.38	6.59
2016	911	11.52	13.05	10,496	0.21	0.25	1.45	11.41	12.79
Eaton Vance VT Floating-Rate Income
2020	212,622	9.04	9.80	1,939,202	0.02	0.25	1.45	(2.48)	(1.31)
2019	446,508	9.27	9.93	4,165,459	4.54	0.25	1.45	2.43	3.65
2018	318,850	9.05	9.58	2,923,380	3.29	0.25	1.45	(4.44)	(3.23)
2017	1,089,172	9.47	9.90	10,326,425	3.40	0.25	1.45	(1.04)	0.10
2016	976,901	9.57	9.89	9,379,703	2.76	0.25	1.45	4.13	5.44
Federated Hermes Corporate Bond (a)
2020	632,999	12.24	12.86	8,140,764	0.04	0.90	1.25	4.26	4.64
2019	554,476	11.74	12.29	6,808,461	4.06	0.90	1.25	9.11	9.44
2018	681,079	10.76	11.23	7,642,608	3.24	0.90	1.25	(7.00)	(6.65)
2017	571,983	11.57	12.03	6,878,204	3.79	0.90	1.25	2.21	2.56
2016	620,874	11.32	11.73	7,277,210	4.06	0.90	1.25	3.76	4.08

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Federated Hermes Fund for U.S. Government Securities II (a)
2020	669,476	8.48	10.11	5,826,857	0.03	0.25	1.45	0.57	1.92
2019	461,767	8.42	9.92	3,945,177	2.73	0.25	1.45	1.20	2.48
2018	591,579	8.32	9.68	4,979,476	2.23	0.25	1.45	(3.93)	(2.81)
2017	537,514	8.66	9.96	4,716,292	2.56	0.25	1.45	(2.61)	(1.29)
2016	677,295	8.88	10.09	6,071,797	2.44	0.25	1.45	(2.84)	(1.66)
Federated Hermes High Income Bond II (a)
2020	392,381	10.50	15.56	6,079,125	0.03	0.25	1.45	0.86	2.15
2019	1,150,139	10.41	15.41	13,777,611	3.68	0.25	1.45	9.12	10.48
2018	399,804	9.54	14.11	5,609,325	9.77	0.25	1.45	(7.65)	(6.53)
2017	765,001	10.33	15.26	11,612,244	7.05	0.25	1.45	1.87	3.15
2016	893,540	10.14	14.96	13,308,641	5.74	0.25	1.45	9.62	10.88
FFI Strategies (a)
2020	2,115	8.05	8.82	17,020	0.02	0.25	1.45	(6.61)	(5.57)
2019	2,052	8.62	9.34	17,694	0.28	0.25	1.45	7.62	8.86
2018	1,992	8.01	8.58	15,964	2.03	0.25	1.45	(23.86)	(22.84)
2017	1,933	10.52	11.12	20,337	0.85	0.25	1.45	8.57	9.88
2016	1,875	9.69	10.12	18,165	0.80	0.25	1.45	7.43	8.70
Fidelity® Advisor Dividend Growth
2020	167,664	13.23	17.10	2,226,007	0.01	0.90	1.25	(2.76)	(2.43)
2019	183,702	13.56	17.56	2,497,408	1.30	0.90	1.25	22.60	23.05
2018	186,637	11.02	14.30	2,061,934	1.15	0.90	1.25	(11.25)	(10.91)
2017	238,429	12.37	16.09	3,012,628	1.14	0.90	1.25	14.39	14.75
2016	224,799	10.78	14.05	2,434,303	0.92	0.90	1.25	2.88	3.26

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® Advisor International Capital Appreciation (d)
2020	23,434	17.52	21.56	412,836	-	0.90	1.10	16.73	16.96
2019	25,124	14.98	18.47	378,305	0.20	0.90	1.10	26.77	27.06
2018	30,947	11.79	14.57	366,400	-	0.90	1.10	(16.79)	(16.62)
2017	32,475	14.14	17.51	460,903	-	0.90	1.10	29.70	29.96
2016	34,136	10.88	13.50	372,755	-	0.90	1.10	(7.60)	(7.40)
Fidelity® Advisor Leveraged Company Stock
2020	3,628	18.75	18.75	68,163	-	0.90	0.90	23.68	23.68
2019	3,676	15.16	15.16	55,839	-	0.90	0.90	24.16	24.16
2018	2,134	12.21	12.21	26,123	-	0.90	0.90	(19.46)	(19.46)
2017	3,448	15.16	15.16	52,365	0.37	0.90	0.90	12.55	12.55
2016	3,706	13.47	13.47	49,998	0.39	0.90	0.90	4.66	4.66
Fidelity® Advisor New Insights
2020	14,423	21.62	21.62	311,905	-	0.90	0.90	18.60	18.60
2019	117,915	18.23	18.23	2,149,209	-	0.90	0.90	23.93	23.93
2018	153,937	14.71	14.71	2,265,034	-	0.90	0.90	(8.35)	(8.35)
2017	136,867	16.05	16.05	2,196,761	-	0.90	0.90	22.80	22.80
2016	138,149	13.07	13.07	1,805,232	0.01	0.90	0.90	1.95	1.95
Fidelity® Advisor Real Estate
2020	143,676	9.02	21.36	1,816,554	0.01	0.90	1.25	(10.96)	(10.65)
2019	142,736	10.13	23.91	2,001,510	1.63	0.90	1.25	17.38	17.78
2018	155,246	8.63	20.30	1,809,464	1.92	0.90	1.25	(10.75)	(10.41)
2017	172,763	9.67	22.66	2,215,924	1.07	0.90	1.25	(1.02)	(0.59)
2016	244,201	9.77	22.80	3,047,943	1.32	0.90	1.25	0.62	1.00

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® Advisor Stock Selector Mid Cap
2020	153,714	18.42	24.86	2,837,587	0.01	0.90	1.10	7.95	8.16
2019	159,515	17.03	23.03	2,721,477	0.51	0.90	1.10	23.82	24.03
2018	49,974	13.73	18.60	688,952	0.39	0.90	1.10	(12.59)	(12.44)
2017	46,831	15.68	21.28	737,158	0.03	0.90	1.10	14.78	15.04
2016	45,409	13.63	18.54	621,214	0.31	0.90	1.10	5.70	5.91
Fidelity® Advisor Value Strategies
2020	95,614	15.39	23.94	1,726,583	0.01	0.90	1.25	3.22	3.52
2019	115,491	14.91	23.16	2,033,553	1.15	0.90	1.25	28.31	28.79
2018	113,397	11.62	18.02	1,538,651	0.51	0.90	1.25	(21.27)	(20.99)
2017	125,329	14.76	22.86	2,149,286	1.00	0.90	1.25	13.63	14.01
2016	141,963	12.99	20.08	2,132,806	1.06	0.90	1.25	6.13	6.50
Fidelity® VIP Balanced
2020	80,655	15.41	18.11	1,370,341	0.01	0.25	1.45	16.74	18.21
2019	103,630	13.20	15.32	1,511,364	1.65	0.25	1.45	18.71	20.16
2018	90,833	11.12	12.75	1,110,386	1.32	0.25	1.45	(8.63)	(7.47)
2017	92,139	12.17	13.78	1,213,928	1.17	0.25	1.45	11.14	12.40
2016	107,591	10.95	12.26	1,265,671	0.98	0.25	1.45	2.24	3.55
Fidelity® VIP Contrafund
2020	761,280	18.78	27.42	19,434,949	0.00	0.25	1.45	24.54	26.09
2019	688,055	15.08	21.99	14,693,721	0.22	0.25	1.45	25.56	27.03
2018	806,398	12.01	17.50	13,699,710	0.44	0.25	1.45	(10.71)	(9.61)
2017	1,000,138	13.45	19.58	18,978,197	0.75	0.25	1.45	16.25	17.66
2016	1,207,775	11.57	16.82	19,783,357	0.64	0.25	1.45	3.03	4.32
Fidelity® VIP Disciplined Small Cap
2020	3,881	13.74	18.31	57,796	0.01	0.25	1.45	12.90	14.37
2019	4,044	12.17	16.01	53,754	0.66	0.25	1.45	18.04	19.39
2018	8,543	10.31	13.41	103,654	0.69	0.25	1.45	(17.06)	(16.03)
2017	7,149	12.43	15.97	102,473	0.58	0.25	1.45	2.14	3.37
2016	5,367	12.17	15.45	77,274	0.33	0.25	1.45	16.91	18.39

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Emerging Markets
2020	41,226	14.48	15.33	618,455	0.01	0.25	1.45	25.15	26.69
2019	42,400	11.57	12.10	503,136	1.26	0.25	1.45	23.48	25.13
2018	55,556	9.37	9.67	528,033	0.59	0.25	1.45	(21.72)	(20.80)
2017	47,682	11.97	12.21	574,477	0.57	0.25	1.45	40.66	42.31
2016	24,295	8.51	8.58	206,832	0.11	0.25	1.45	(1.50)	(0.35)
Fidelity® VIP Equity-Income
2020	278,656	12.83	12.83	3,583,843	0.01	0.75	0.75	2.48	2.48
2019	234,467	12.52	12.52	2,942,940	1.76	0.75	0.75	22.39	22.39
2018	277,146	10.23	10.23	2,838,571	2.09	0.75	0.75	(11.89)	(11.89)
2017	322,501	11.61	11.61	3,743,704	1.50	0.75	0.75	8.50	8.50
2016	342,589	10.70	10.70	3,665,261	3.02	0.75	0.75	13.35	13.35
Fidelity® VIP Growth & Income
2020	299,240	14.07	20.30	4,247,734	0.02	0.25	1.45	2.91	4.10
2019	316,920	13.58	19.50	4,378,338	3.62	0.25	1.45	23.96	25.56
2018	303,657	10.87	15.53	3,350,027	0.24	0.25	1.45	(13.09)	(12.11)
2017	308,567	12.43	17.67	3,894,997	1.01	0.25	1.45	11.53	12.91
2016	363,603	11.07	15.65	4,076,205	1.68	0.25	1.45	10.68	12.11
Fidelity® VIP Growth Opportunities
2020	1,516,109	33.21	42.78	52,367,164	-	0.25	1.45	60.86	62.85
2019	1,160,273	20.50	26.27	25,219,339	-	0.25	1.45	34.36	35.97
2018	1,016,543	15.15	19.32	16,584,394	0.09	0.25	1.45	7.35	8.60
2017	898,276	14.02	17.79	13,584,776	0.12	0.25	1.45	28.28	29.95
2016	731,500	10.85	13.69	8,841,285	0.05	0.25	1.45	(4.30)	(3.18)
Fidelity® VIP High Income
2020	988,519	9.98	10.93	9,878,683	0.04	0.25	1.45	(2.06)	(0.82)
2019	825,999	10.19	11.02	8,423,400	3.68	0.25	1.45	9.81	11.09
2018	86,205	9.28	9.92	806,214	16.66	0.25	1.45	(7.85)	(6.77)
2017	219,503	10.02	10.64	2,211,342	4.70	0.25	1.45	2.23	3.50
2016	275,288	9.73	10.28	2,708,513	8.47	0.25	1.45	9.20	10.54

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Index 500
2020	1,174,888	18.11	21.34	22,549,081	0.01	0.25	1.45	12.76	14.12
2019	1,235,638	16.06	18.70	20,919,733	1.83	0.25	1.45	25.27	26.87
2018	1,119,941	12.82	14.74	15,121,155	1.47	0.25	1.45	(8.88)	(7.82)
2017	1,602,160	14.07	15.99	23,473,354	1.58	0.25	1.45	16.18	17.57
2016	1,758,368	12.11	13.60	22,254,476	1.47	0.25	1.45	6.70	8.02
Fidelity® VIP Investment Grade Bond
2020	662,822	9.70	11.81	7,144,248	0.02	0.25	1.45	4.41	5.64
2019	681,179	9.29	11.18	6,992,465	2.70	0.25	1.45	4.62	5.97
2018	576,722	8.88	10.55	5,640,191	2.16	0.25	1.45	(5.13)	(4.00)
2017	623,176	9.36	10.99	6,377,629	2.10	0.25	1.45	(0.53)	0.64
2016	695,203	9.41	10.92	7,166,699	2.09	0.25	1.45	(0.11)	1.20
Fidelity® VIP Mid Cap
2020	34,989	14.31	16.76	559,125	0.00	0.25	1.45	12.68	14.09
2019	32,128	12.70	14.69	451,261	0.67	0.25	1.45	17.81	19.24
2018	37,669	10.78	12.32	446,721	0.44	0.25	1.45	(18.52)	(17.48)
2017	36,006	13.23	14.93	519,465	0.44	0.25	1.45	15.34	16.64
2016	60,660	11.47	12.80	767,059	0.35	0.25	1.45	7.00	8.38
Fidelity® VIP Overseas
2020	557,012	11.72	13.23	6,547,613	0.00	0.25	1.45	10.30	11.65
2019	189,218	10.55	11.85	2,007,883	1.28	0.25	1.45	21.92	23.44
2018	290,862	8.59	9.60	2,520,463	1.38	0.25	1.45	(18.78)	(17.81)
2017	305,579	10.50	11.68	3,234,609	1.48	0.25	1.45	24.36	25.86
2016	171,167	8.39	9.28	1,445,912	1.23	0.25	1.45	(9.47)	(8.30)
Fidelity® VIP Real Estate
2020	20,012	10.45	13.77	264,131	0.02	0.25	1.45	(10.84)	(9.76)
2019	18,967	11.72	15.26	277,109	1.56	0.25	1.45	17.55	19.03
2018	20,795	9.97	12.82	253,793	2.25	0.25	1.45	(10.50)	(9.46)
2017	29,576	11.14	14.16	401,733	1.37	0.25	1.45	(0.80)	0.50
2016	42,190	11.23	14.09	572,472	1.23	0.25	1.45	0.90	2.10

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Strategic Income
2020	114,754	9.90	11.10	1,246,047	0.02	0.25	1.45	2.48	3.74
2019	213,143	9.66	10.70	2,153,751	5.14	0.25	1.45	5.81	7.11
2018	41,362	9.13	9.99	404,126	3.07	0.25	1.45	(7.03)	(5.93)
2017	55,459	9.82	10.62	559,854	2.91	0.25	1.45	2.83	4.12
2016	58,487	9.55	10.20	574,115	5.46	0.25	1.45	3.35	4.62
Franklin Allocation VIP Fund
2020	251,768	12.23	12.23	3,076,226	0.01	0.75	0.75	7.66	7.66
2019	280,125	11.36	11.36	3,180,314	3.44	0.75	0.75	15.21	15.21
2018	274,014	9.86	9.86	2,701,439	2.71	0.75	0.75	(12.97)	(12.97)
2017	364,951	11.33	11.33	4,132,019	2.52	0.75	0.75	7.70	7.70
2016	423,730	10.52	10.52	4,457,336	3.79	0.75	0.75	8.79	8.79
Franklin Flex Cap Growth VIP Fund
2020	43,994	22.50	26.26	1,121,136	-	0.25	1.45	38.55	40.20
2019	39,823	16.24	18.73	727,716	-	0.25	1.45	25.41	26.98
2018	17,367	12.95	14.75	247,170	-	0.25	1.45	(1.37)	(0.14)
2017	1,334	13.13	14.77	17,509	-	0.25	1.45	21.46	22.88
2016	1,295	10.81	12.02	13,994	-	0.25	1.45	(7.13)	(6.02)
Franklin Growth and Income VIP Fund
2020	29,615	14.00	18.33	445,327	0.01	0.25	1.45	0.86	2.17
2019	13,356	13.88	17.94	237,039	4.11	0.25	1.45	20.17	21.63
2018	2,090	11.55	14.75	30,355	2.51	0.25	1.45	(8.77)	(7.64)
2017	2,028	12.66	15.97	31,956	5.34	0.25	1.45	10.86	12.15
2016	2,333	11.42	14.24	31,857	1.33	0.25	1.45	6.73	8.04
Franklin Income VIP Fund
2020	989,408	10.34	12.32	11,086,207	0.05	0.25	1.45	(3.72)	(2.53)
2019	1,518,928	10.74	12.64	17,546,534	4.94	0.25	1.45	11.07	12.36
2018	1,627,588	9.67	11.25	16,853,893	4.49	0.25	1.45	(8.51)	(7.41)
2017	1,776,953	10.57	12.15	19,955,592	4.38	0.25	1.45	4.86	6.11
2016	1,874,901	10.08	11.45	19,967,307	5.51	0.25	1.45	9.09	10.41

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Large Cap Growth VIP Fund
2020	668	22.49	28.48	14,996	-	0.25	1.45	38.31	40.02
2019	2,190	16.26	20.34	35,597	-	0.25	1.45	28.74	30.30
2018	950	12.63	15.61	12,873	-	0.25	1.45	(5.82)	(4.64)
2017	281	13.41	16.37	4,533	-	0.25	1.45	22.58	24.02
2016	-	10.94	13.20	-	-	0.25	1.45	(6.09)	(4.97)
Franklin Mutual Global Discovery VIP Fund
2020	832,842	10.25	12.82	9,260,766	0.02	0.25	1.45	(8.65)	(7.57)
2019	1,025,006	11.22	13.87	12,389,907	1.65	0.25	1.45	18.98	20.40
2018	1,205,832	9.43	11.52	12,170,219	2.32	0.25	1.45	(15.12)	(14.09)
2017	1,408,212	11.11	13.41	16,638,055	1.74	0.25	1.45	3.91	5.18
2016	1,583,878	10.69	12.75	17,891,993	1.57	0.25	1.45	7.22	8.60
Franklin Mutual Shares VIP Fund
2020	2,705	10.59	13.53	29,367	0.02	0.25	1.45	(9.18)	(8.08)
2019	2,676	11.66	14.72	31,953	1.72	0.25	1.45	17.19	18.61
2018	3,121	9.95	12.41	31,634	2.48	0.25	1.45	(13.02)	(11.99)
2017	3,198	11.44	14.10	37,221	0.71	0.25	1.45	3.62	4.91
2016	16,015	11.04	13.44	193,898	0.46	0.25	1.45	10.95	12.37
Franklin Rising Dividends VIP Fund
2020	55,324	16.41	22.33	960,110	0.01	0.25	1.45	10.88	12.27
2019	71,635	14.80	19.89	1,178,629	1.47	0.25	1.45	23.64	25.09
2018	106,502	11.97	15.90	1,393,061	1.25	0.25	1.45	(9.25)	(8.09)
2017	103,231	13.19	17.30	1,520,684	1.43	0.25	1.45	15.30	16.66
2016	101,869	11.44	14.83	1,307,945	1.46	0.25	1.45	10.96	12.35
Franklin Small Cap Value VIP Fund
2020	180,728	12.74	16.37	2,628,060	0.01	0.25	1.45	0.55	1.80
2019	373,954	12.67	16.08	5,304,968	0.74	0.25	1.45	20.90	22.37
2018	221,469	10.48	13.14	2,614,474	1.18	0.25	1.45	(16.69)	(15.72)
2017	506,078	12.58	15.59	7,059,504	0.33	0.25	1.45	5.80	7.15
2016	408,308	11.89	14.55	5,412,714	0.57	0.25	1.45	24.50	25.97

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Small-Mid Cap Growth VIP Fund
2020	266,252	20.90	47.92	6,645,295	-	0.25	1.45	48.33	50.13
2019	215,007	14.09	31.92	3,531,079	-	0.25	1.45	25.69	27.27
2018	235,738	11.21	25.08	3,085,642	-	0.25	1.45	(9.54)	(8.40)
2017	221,461	12.39	27.38	3,186,989	-	0.25	1.45	16.10	17.51
2016	215,178	10.67	23.30	2,744,338	-	0.25	1.45	(0.37)	0.82
Franklin Strategic Income VIP Fund
2020	988,734	8.88	10.24	9,068,322	0.04	0.25	1.45	(1.11)	0.20
2019	1,000,345	8.98	10.22	9,211,366	5.13	0.25	1.45	3.34	4.61
2018	886,849	8.69	9.77	7,852,448	2.75	0.25	1.45	(6.46)	(5.33)
2017	898,831	9.29	10.32	8,469,153	3.34	0.25	1.45	0.64	1.28
2016	735,131	9.29	10.19	6,867,705	3.33	0.25	1.45	3.22	4.41
Franklin U.S. Government Securities VIP Fund
2020	20,390	8.36	8.88	174,388	0.06	0.25	1.45	(0.71)	0.57
2019	22,450	8.42	8.83	193,077	2.92	0.25	1.45	0.60	1.85
2018	17,666	8.37	8.67	149,654	2.35	0.25	1.45	(4.01)	(2.91)
2017	14,005	8.72	8.93	122,719	3.44	0.25	1.45	(3.11)	(1.87)
2016	28,739	9.00	9.10	258,483	0.70	0.25	1.45	(3.74)	(2.57)
Goldman Sachs Emerging Markets Equity
2020	328,212	11.64	12.24	4,011,974	-	0.90	1.25	24.89	25.28
2019	397,618	9.32	9.77	3,875,351	0.84	0.90	1.25	20.10	20.77
2018	376,002	7.76	8.09	3,040,674	0.19	0.90	1.25	(24.22)	(24.04)
2017	457,116	10.24	10.65	4,860,244	0.75	0.90	1.25	41.24	41.81
2016	362,065	7.25	7.51	2,711,071	0.84	0.90	1.25	0.55	0.81
Goldman Sachs Government Income
2020	414,453	8.46	8.89	3,666,610	0.01	0.90	1.25	1.68	2.07
2019	380,737	8.32	8.71	3,301,204	1.85	0.90	1.25	1.22	1.52
2018	355,751	8.22	8.58	3,043,044	1.86	0.90	1.25	(4.08)	(3.70)
2017	462,900	8.57	8.91	4,108,792	1.60	0.90	1.25	(2.61)	(2.30)
2016	601,596	8.80	9.12	5,470,642	1.47	0.90	1.25	(3.30)	(2.98)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT Growth Opportunities
2020	15,293	20.17	25.97	375,129	-	0.25	1.45	37.96	39.70
2019	14,404	14.62	18.59	248,916	-	0.25	1.45	28.25	29.82
2018	9,875	11.40	14.32	139,271	-	0.25	1.45	(8.51)	(7.43)
2017	7,460	12.46	15.47	113,870	-	0.25	1.45	21.44	22.88
2016	9,914	10.26	12.59	123,391	-	0.25	1.45	(3.02)	(1.87)
Goldman Sachs VIT High Quality Floating Rate
2020	1,231	7.63	8.49	9,645	0.01	0.25	1.45	(3.78)	(2.64)
2019	1,197	7.93	8.72	9,713	1.18	0.25	1.45	(2.46)	(1.25)
2018	1,432	8.13	8.83	12,267	1.37	0.25	1.45	(2.98)	(1.78)
2017	11,443	8.38	8.99	101,206	1.39	0.25	1.45	(2.90)	(1.75)
2016	12,606	8.63	9.15	113,796	0.95	0.25	1.45	(3.47)	(2.24)
Goldman Sachs VIT International Equity Insights
2020	4,369	9.60	10.69	45,848	0.01	0.25	1.45	1.91	3.09
2019	3,851	9.42	10.37	39,242	2.76	0.25	1.45	13.09	14.46
2018	2,279	8.33	9.06	20,332	1.69	0.25	1.45	(20.21)	(19.18)
2017	2,241	10.44	11.21	24,806	1.71	0.25	1.45	20.69	22.11
2016	2,202	8.65	9.18	19,991	1.76	0.25	1.45	(7.09)	(5.94)
Goldman Sachs VIT Large Cap Value
2020	233	12.28	15.77	3,609	0.02	0.25	1.45	(0.81)	0.38
2019	-	12.38	15.71	-	-	0.25	1.45	20.08	21.59
2018	-	10.31	12.92	-	-	0.25	1.45	(12.70)	(11.63)
2017	-	11.81	14.62	-	-	0.25	1.45	4.79	6.02
2016	-	11.27	13.79	-	-	0.25	1.45	6.42	7.73
Goldman Sachs VIT Mid Cap Value
2020	53,153	12.80	16.34	770,092	0.00	0.25	1.45	3.48	4.68
2019	69,611	12.37	15.61	972,593	0.56	0.25	1.45	25.46	27.01
2018	71,903	9.86	12.29	796,888	0.57	0.25	1.45	(14.56)	(13.57)
2017	71,054	11.54	14.22	910,814	0.41	0.25	1.45	5.97	7.32
2016	99,431	10.89	13.25	1,202,903	1.36	0.25	1.45	8.36	9.69

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT Small Cap Equity Insights
2020	13,453	13.90	17.91	238,669	-	0.25	1.45	3.58	4.86
2019	15,522	13.42	17.08	260,621	0.15	0.25	1.45	19.08	20.54
2018	40,533	11.27	14.17	465,141	0.48	0.25	1.45	(12.77)	(11.71)
2017	1,624	12.92	16.05	24,726	0.80	0.25	1.45	6.34	7.65
2016	-	12.15	14.91	-	-	0.25	1.45	17.62	19.09
Goldman Sachs VIT Strategic Growth
2020	5,117	23.97	31.67	159,158	-	0.25	1.45	33.99	35.63
2019	8,819	17.89	23.35	197,703	0.05	0.25	1.45	29.45	31.03
2018	8,586	13.82	17.82	147,356	-	0.25	1.45	(5.67)	(4.50)
2017	8,358	14.65	18.66	150,625	0.28	0.25	1.45	24.68	26.17
2016	8,136	11.75	14.79	116,538	0.37	0.25	1.45	(2.73)	(1.53)
Guggenheim Alpha Opportunity
2020	6,948	11.10	16.37	102,321	0.01	0.90	1.25	(3.98)	(3.71)
2019	6,719	11.56	17.00	102,625	0.85	0.90	1.25	(6.32)	(5.97)
2018	7,330	12.34	18.08	118,807	1.06	0.90	1.25	(15.01)	(14.68)
2017	7,409	14.52	21.19	141,271	-	0.90	1.25	3.05	3.42
2016	10,501	14.09	20.50	192,005	-	0.90	1.25	8.14	8.52
Guggenheim Floating Rate Strategies
2020	138,742	10.00	10.00	1,387,435	0.03	0.90	0.90	(2.53)	(2.53)
2019	212,802	10.26	10.26	2,182,549	4.31	0.90	0.90	2.81	2.81
2018	175,871	9.98	9.98	1,754,851	4.90	0.90	0.90	(4.13)	(4.13)
2017	203,580	10.41	10.41	2,119,399	3.98	0.90	0.90	(0.57)	(0.57)
2016	144,161	10.47	10.47	1,509,610	3.79	0.90	0.90	3.25	3.25
Guggenheim High Yield
2020	234,773	13.59	16.40	3,538,862	0.05	0.90	1.25	0.67	0.98
2019	284,295	13.50	16.25	4,235,737	5.87	0.90	1.25	7.06	7.54
2018	286,281	12.61	15.11	3,960,963	6.50	0.90	1.25	(7.28)	(6.96)
2017	319,440	13.60	16.24	4,749,283	5.60	0.90	1.25	2.49	2.80
2016	292,420	13.27	15.80	4,234,685	6.17	0.90	1.25	11.61	12.06

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim Large Cap Value
2020	159,856	13.73	18.81	2,299,739	0.02	0.90	1.25	(1.69)	(1.44)
2019	316,464	13.93	19.11	4,524,648	1.52	0.90	1.25	16.38	16.76
2018	350,737	11.93	16.40	4,297,655	0.81	0.90	1.25	(13.73)	(13.36)
2017	343,700	13.77	18.98	4,839,198	1.02	0.90	1.25	10.48	10.87
2016	389,728	12.42	17.15	4,927,519	1.43	0.90	1.25	16.01	16.40
Guggenheim Long Short Equity
2020	28,415	11.32	11.32	321,885	0.00	0.90	0.90	1.52	1.52
2019	29,987	11.15	11.15	334,677	0.78	0.90	0.90	1.64	1.64
2018	31,704	10.97	10.97	347,900	-	0.90	0.90	(16.26)	(16.26)
2017	33,421	13.10	13.10	438,003	-	0.90	0.90	10.46	10.46
2016	35,094	11.86	11.86	416,452	-	0.90	0.90	(3.50)	(3.50)
Guggenheim Macro Opportunities
2020	1,116	10.87	10.87	12,122	0.04	0.90	0.90	6.88	6.88
2019	1,159	10.17	10.17	11,790	2.86	0.90	0.90	(2.12)	(2.12)
2018	1,132	10.39	10.39	11,752	2.89	0.90	0.90	(3.62)	(3.62)
2017	1,103	10.78	10.78	11,891	3.04	0.90	0.90	0.94	0.94
2016	712	10.68	10.68	7,606	5.11	0.90	0.90	5.95	5.95
Guggenheim Multi-Hedge Strategies
2020	1,503	8.62	8.62	12,959	0.02	0.90	0.90	3.23	3.23
2019	157	8.35	8.35	1,311	2.56	0.90	0.90	0.85	0.85
2018	97	8.28	8.28	802	0.03	0.90	0.90	(8.20)	(8.20)
2017	589	9.02	9.02	5,311	-	0.90	0.90	(0.44)	(0.44)
2016	472	9.06	9.06	4,277	0.15	0.90	0.90	(4.33)	(4.33)
Guggenheim Small Cap Value
2020	8,939	12.89	12.89	115,268	0.01	0.90	0.90	(4.45)	(4.45)
2019	11,002	13.49	13.49	148,419	1.44	0.90	0.90	17.71	17.71
2018	9,848	11.46	11.46	112,894	1.57	0.90	0.90	(16.23)	(16.23)
2017	15,287	13.68	13.68	209,180	0.92	0.90	0.90	(0.51)	(0.51)
2016	14,853	13.75	13.75	204,173	0.62	0.90	0.90	21.47	21.47

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim SMid Cap Value
2020	496,734	18.49	33.49	13,595,565	-	0.90	1.25	(0.80)	(0.44)
2019	503,250	18.64	33.70	13,758,049	0.94	0.90	1.25	21.51	21.99
2018	572,677	15.34	27.69	12,865,026	0.10	0.90	1.25	(16.68)	(16.43)
2017	608,563	18.41	33.20	16,319,516	-	0.90	1.25	8.61	8.99
2016	672,271	16.95	30.52	16,522,411	1.18	0.90	1.25	21.51	22.00
Guggenheim StylePlus Large Core
2020	104,247	13.68	18.91	1,467,824	0.01	0.90	1.25	12.78	13.15
2019	129,624	12.09	16.74	1,598,084	1.64	0.90	1.25	24.29	24.64
2018	114,248	9.70	13.46	1,111,402	1.19	0.90	1.25	(10.73)	(10.43)
2017	130,646	10.83	15.05	1,450,119	0.90	0.90	1.25	16.83	17.33
2016	156,289	9.23	12.86	1,470,805	0.87	0.90	1.25	8.25	8.59
Guggenheim StylePlus Mid Growth
2020	117,865	19.22	29.44	2,276,525	0.00	0.90	1.25	26.16	26.61
2019	140,730	15.18	23.30	2,200,194	1.14	0.90	1.25	26.90	27.35
2018	153,199	11.92	18.33	1,888,422	0.95	0.90	1.25	(11.18)	(10.85)
2017	148,416	13.37	20.60	2,033,588	0.47	0.90	1.25	19.01	19.48
2016	186,740	11.19	17.29	2,155,927	0.67	0.90	1.25	3.67	4.00
Guggenheim Total Return Bond
2020	59,667	11.59	11.59	691,024	0.02	0.90	0.90	10.59	10.59
2019	74,785	10.48	10.48	783,630	2.15	0.90	0.90	0.38	0.38
2018	62,849	10.44	10.44	655,991	2.98	0.90	0.90	(3.24)	(3.24)
2017	44,681	10.79	10.79	481,883	3.15	0.90	0.90	2.18	2.18
2016	37,037	10.56	10.56	391,164	3.50	0.90	0.90	1.73	1.73
Guggenheim US Investment Grade Bond
2020	812,695	9.74	10.85	8,689,545	0.02	0.90	1.25	9.81	10.26
2019	686,577	8.87	9.84	6,702,398	2.31	0.90	1.25	(0.11)	0.31
2018	705,750	8.88	9.81	6,844,396	2.34	0.90	1.25	(3.37)	(3.06)
2017	683,551	9.19	10.12	6,859,118	3.48	0.90	1.25	1.88	2.22
2016	715,370	9.02	9.90	7,038,419	3.61	0.90	1.25	0.67	1.02

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF All Cap Value
2020	828,159	12.77	26.45	15,913,700	0.02	0.25	1.45	(2.59)	(1.42)
2019	1,184,712	13.11	26.83	23,579,887	1.36	0.25	1.45	18.32	19.78
2018	1,570,680	11.08	22.40	25,580,728	1.08	0.25	1.45	(14.51)	(13.48)
2017	1,634,735	12.96	25.89	31,713,996	1.08	0.25	1.45	9.74	11.12
2016	1,677,095	11.81	23.30	29,161,664	1.39	0.25	1.45	17.40	18.76
Guggenheim VIF Alpha Opportunity
2020	136,940	14.59	16.22	2,206,180	0.01	0.75	1.35	(4.01)	(3.45)
2019	171,228	15.20	16.80	2,859,569	0.16	0.75	1.35	(6.63)	(6.04)
2018	205,568	16.28	17.88	3,657,368	-	0.75	1.35	(15.34)	(14.86)
2017	235,585	19.23	21.00	4,923,851	-	0.75	1.35	2.67	3.30
2016	261,517	18.73	20.33	5,295,066	-	0.75	1.35	7.95	8.60
Guggenheim VIF Floating Rate Strategies
2020	309,385	9.10	9.88	2,948,209	0.05	0.25	1.45	(4.41)	(3.14)
2019	458,969	9.52	10.20	4,532,878	5.05	0.25	1.45	2.92	4.08
2018	612,421	9.25	9.80	5,830,054	2.92	0.25	1.45	(5.13)	(3.92)
2017	378,741	9.75	10.86	3,776,301	3.49	0.25	1.45	(1.02)	2.16
2016	336,046	9.85	10.19	3,363,339	5.17	0.25	1.45	3.79	5.16
Guggenheim VIF Global Managed Futures Strategy
2020	137,589	4.85	7.55	679,501	0.05	0.25	1.45	(1.82)	(0.77)
2019	219,390	4.91	7.69	1,088,300	0.92	0.25	1.45	3.36	4.64
2018	222,914	4.71	7.44	1,056,927	-	0.25	1.45	(12.98)	(11.90)
2017	267,245	5.38	9.32	1,438,065	1.45	0.25	1.45	4.01	7.37
2016	300,413	5.14	8.22	1,576,953	4.12	0.25	1.45	(18.53)	(17.57)
Guggenheim VIF High Yield
2020	720,084	10.25	34.38	20,448,690	0.06	0.25	1.45	0.10	1.36
2019	950,144	10.24	34.11	26,414,502	7.70	0.25	1.45	6.78	8.09
2018	988,317	9.59	31.71	25,311,632	8.08	0.25	1.45	(8.32)	(7.17)
2017	1,275,338	10.46	34.34	35,678,544	5.30	0.25	1.45	1.65	2.81
2016	1,591,104	10.29	33.56	42,472,180	7.69	0.25	1.45	12.34	13.77

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Large Cap Value
2020	1,903,030	12.89	24.68	30,099,538	0.02	0.25	1.45	(2.27)	(1.08)
2019	2,081,138	13.19	24.95	33,563,187	1.55	0.25	1.45	16.52	17.91
2018	1,952,763	11.32	21.16	26,912,737	1.34	0.25	1.45	(13.52)	(12.42)
2017	2,182,678	13.09	24.16	34,674,493	1.23	0.25	1.45	10.74	12.11
2016	2,454,657	11.82	21.55	35,180,453	1.58	0.25	1.45	16.11	17.50
Guggenheim VIF Long Short Equity
2020	423,699	8.38	12.42	4,794,581	0.01	0.25	1.45	0.34	1.53
2019	852,340	8.26	12.29	9,499,585	0.51	0.25	1.45	0.91	2.17
2018	672,723	8.11	12.09	7,425,617	-	0.25	1.45	(16.75)	(15.74)
2017	802,742	9.64	14.42	10,626,304	0.41	0.25	1.45	9.82	11.17
2016	695,858	8.69	13.03	8,303,994	-	0.25	1.45	(3.72)	(2.64)
Guggenheim VIF Managed Asset Allocation
2020	833,231	12.84	15.39	12,137,330	0.01	0.25	1.45	7.72	8.99
2019	890,881	11.92	14.12	11,976,767	1.69	0.25	1.45	14.84	16.31
2018	974,631	10.38	12.14	11,334,542	1.45	0.25	1.45	(9.82)	(8.79)
2017	1,065,020	11.51	13.37	13,650,585	1.47	0.25	1.45	9.31	10.73
2016	1,305,312	10.53	12.21	15,192,089	1.15	0.25	1.45	3.34	4.61
Guggenheim VIF Multi-Hedge Strategies
2020	667,226	5.95	8.44	4,105,346	0.01	0.25	1.45	2.76	4.04
2019	344,777	5.79	8.21	2,095,407	1.49	0.25	1.45	0.37	1.67
2018	862,322	5.76	8.18	5,072,268	-	0.25	1.45	(9.21)	(8.23)
2017	510,762	6.34	10.05	3,367,594	-	0.25	1.45	(0.88)	2.45
2016	659,632	6.38	9.09	4,387,458	0.07	0.25	1.45	(4.82)	(3.64)
Guggenheim VIF Small Cap Value
2020	729,697	10.24	34.06	23,093,195	0.01	0.25	1.45	(5.27)	(4.18)
2019	828,558	10.81	35.71	27,704,601	0.78	0.25	1.45	17.25	18.68
2018	859,500	9.22	30.25	24,387,141	0.37	0.25	1.45	(16.49)	(15.49)
2017	1,011,564	11.04	35.96	34,308,289	0.36	0.25	1.45	(0.81)	0.41
2016	1,026,043	11.13	36.00	35,191,820	0.11	0.25	1.45	20.98	22.58

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF SMid Cap Value
2020	1,107,443	12.22	37.19	38,045,070	0.01	0.25	1.45	(0.24)	0.95
2019	1,321,301	12.25	37.03	44,620,627	0.89	0.25	1.45	21.17	22.67
2018	1,418,177	10.11	30.34	39,918,737	0.63	0.25	1.45	(16.79)	(15.78)
2017	1,646,910	12.15	36.20	55,510,680	0.63	0.25	1.45	8.77	10.09
2016	2,111,658	11.17	33.05	63,802,399	0.84	0.25	1.45	21.15	22.69
Guggenheim VIF StylePlus Large Core
2020	1,071,783	12.46	23.65	13,522,465	0.01	0.25	1.45	13.56	14.97
2019	1,437,484	10.90	20.57	15,865,156	2.14	0.25	1.45	24.34	25.81
2018	1,637,494	8.70	16.35	14,464,505	1.56	0.25	1.45	(10.67)	(9.57)
2017	2,030,744	9.67	18.08	20,068,320	1.19	0.25	1.45	16.89	18.32
2016	2,029,240	8.22	15.28	16,919,231	0.79	0.25	1.45	8.38	9.69
Guggenheim VIF StylePlus Large Growth
2020	710,492	16.19	28.26	11,548,981	0.01	0.25	1.45	31.84	33.43
2019	814,426	12.20	21.18	9,960,149	1.99	0.25	1.45	28.12	29.62
2018	860,353	9.45	16.34	8,149,841	1.70	0.25	1.45	(7.87)	(6.68)
2017	989,760	10.19	17.51	10,178,750	1.06	0.25	1.45	24.48	25.88
2016	981,214	8.13	13.91	8,020,024	0.51	0.25	1.45	3.96	5.30
Guggenheim VIF StylePlus Mid Growth
2020	684,440	19.46	45.75	14,488,289	0.01	0.25	1.45	26.32	27.86
2019	732,356	15.29	35.78	12,005,114	0.87	0.25	1.45	26.97	28.47
2018	806,629	11.96	27.85	10,281,906	1.42	0.25	1.45	(11.23)	(10.07)
2017	917,276	13.14	30.97	13,446,775	0.97	0.25	1.45	19.29	23.15
2016	1,035,864	11.14	25.67	12,343,185	0.68	0.25	1.45	3.94	5.20
Guggenheim VIF StylePlus Small Growth
2020	334,301	13.52	24.60	4,661,082	0.01	0.25	1.45	26.06	27.59
2019	415,096	10.65	19.28	4,554,720	0.66	0.25	1.45	20.22	21.64
2018	446,571	8.80	15.85	4,042,550	1.01	0.25	1.45	(14.26)	(13.15)
2017	604,972	10.19	18.25	6,350,628	0.72	0.25	1.45	17.11	18.43
2016	579,050	8.64	15.45	5,227,760	0.28	0.25	1.45	8.46	9.84

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Total Return Bond
2020	4,160,154	10.02	12.16	49,070,781	0.02	0.25	1.45	9.19	10.60
2019	3,221,259	9.16	11.06	34,642,087	2.65	0.25	1.45	-	1.14
2018	3,342,507	9.16	10.99	35,779,861	4.53	0.25	1.45	(3.34)	(2.14)
2017	3,792,578	9.46	11.28	41,715,081	4.50	0.25	1.45	2.15	3.26
2016	3,612,671	9.26	10.97	38,388,122	5.07	0.25	1.45	2.09	3.47
Guggenheim VIF World Equity Income
2020	1,215,238	10.55	13.96	14,570,589	0.03	0.25	1.45	1.99	3.24
2019	1,386,246	10.23	13.64	16,200,199	2.78	0.25	1.45	16.07	17.45
2018	1,544,154	8.72	11.71	15,436,716	2.92	0.25	1.45	(12.17)	(11.04)
2017	1,755,272	9.83	13.29	19,868,210	2.77	0.25	1.45	10.05	11.30
2016	2,045,724	8.85	12.03	20,805,333	3.06	0.25	1.45	5.60	6.86
Guggenheim World Equity Income
2020	401,321	11.78	17.02	4,874,116	0.01	0.90	1.25	1.73	2.04
2019	487,575	11.58	16.71	5,799,578	2.36	0.90	1.25	16.03	16.42
2018	505,251	9.98	14.39	5,147,308	2.16	0.90	1.25	(12.53)	(12.16)
2017	594,765	11.41	16.42	6,962,376	2.24	0.90	1.25	9.92	10.25
2016	708,149	10.38	14.91	7,530,066	2.27	0.90	1.25	5.17	5.56
Invesco American Franchise
2020	124,006	18.02	27.66	2,240,276	-	0.90	1.25	36.29	36.72
2019	111,401	13.18	20.27	1,472,193	-	0.90	1.25	30.85	31.27
2018	115,846	10.04	15.47	1,165,617	-	0.90	1.25	(7.80)	(7.47)
2017	126,911	10.85	16.75	1,379,578	-	0.90	1.25	21.79	22.18
2016	128,639	8.88	13.73	1,143,674	-	0.90	1.25	(2.24)	(1.88)
Invesco Comstock
2020	555,274	14.60	20.62	8,245,843	0.02	0.90	1.25	(4.95)	(4.59)
2019	676,191	15.36	21.66	10,516,991	2.12	0.90	1.25	20.09	20.48
2018	698,357	12.79	18.00	9,056,438	1.55	0.90	1.25	(15.86)	(15.58)
2017	776,315	15.20	21.37	11,873,747	1.46	0.90	1.25	12.84	13.25
2016	918,489	13.43	18.91	12,519,431	2.12	0.90	1.25	12.91	13.33

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Developing Markets (a)
2020	27,226	12.30	12.30	334,764	-	0.90	0.90	12.74	12.74
2019	28,583	10.91	10.91	311,800	0.26	0.90	0.90	19.23	19.23
2018	25,780	9.15	9.15	235,829	0.25	0.90	0.90	(15.51)	(15.51)
2017	27,671	10.83	10.83	299,767	0.34	0.90	0.90	29.70	29.70
2016	28,032	8.35	8.35	234,209	0.25	0.90	0.90	2.71	2.71
Invesco Discovery (a)
2020	6,713	27.57	27.57	184,679	-	0.90	0.90	44.35	44.35
2019	7,591	19.10	19.10	144,745	-	0.90	0.90	31.54	31.54
2018	13,419	14.52	14.52	194,693	-	0.90	0.90	(7.34)	(7.34)
2017	9,878	15.67	15.67	154,772	-	0.90	0.90	24.17	24.17
2016	4,761	12.62	12.62	60,058	-	0.90	0.90	0.24	0.24
Invesco Discovery Mid Cap Growth
2020	61,061	18.58	34.04	1,203,136	-	0.90	1.25	34.12	34.54
2019	55,076	13.81	25.34	769,447	-	0.90	1.25	28.48	29.07
2018	63,480	10.70	19.68	686,393	-	0.90	1.25	(9.71)	(9.48)
2017	61,337	11.82	21.78	732,158	-	0.90	1.25	17.10	17.61
2016	77,780	10.05	18.56	802,314	-	0.90	1.25	(3.72)	(3.46)
Invesco Energy
2020	4,179	2.87	2.87	11,964	0.01	0.90	0.90	(34.77)	(34.77)
2019	8,603	4.40	4.40	37,826	1.19	0.90	0.90	0.69	0.69
2018	13,056	4.37	4.37	57,013	2.22	0.90	0.90	(29.52)	(29.52)
2017	15,200	6.20	6.20	94,223	2.10	0.90	0.90	(11.81)	(11.81)
2016	14,065	7.03	7.03	98,846	1.40	0.90	0.90	19.76	19.76

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Equity and Income
2020	528,385	15.25	19.16	8,987,215	0.02	0.90	1.25	5.39	5.75
2019	540,525	14.47	18.16	8,694,667	1.92	0.90	1.25	15.02	15.43
2018	552,968	12.58	15.76	7,701,609	2.05	0.90	1.25	(13.42)	(13.10)
2017	598,721	14.53	18.17	9,618,838	2.03	0.90	1.25	6.29	6.61
2016	584,432	13.67	17.08	8,791,002	1.75	0.90	1.25	10.06	10.48
Invesco Global (a)
2020	25,933	20.71	20.71	536,335	-	0.90	0.90	22.69	22.69
2019	29,149	16.88	16.88	491,312	0.57	0.90	0.90	26.54	26.54
2018	32,306	13.34	13.34	430,423	0.46	0.90	0.90	(16.88)	(16.88)
2017	30,970	16.05	16.05	497,184	0.63	0.90	0.90	31.02	31.02
2016	20,977	12.25	12.25	257,012	0.56	0.90	0.90	(3.62)	(3.62)
Invesco Gold & Special Minerals
2020	15,880	11.61	11.61	184,405	0.07	0.90	0.90	16.10	16.10
2019	28,490	4.81	4.81	137,110	-	0.90	0.90	30.00	30.00
2018	28,621	3.70	3.70	105,755	-	0.90	0.90	(23.71)	(23.71)
2017	15,911	4.85	4.85	77,078	1.72	0.90	0.90	0.83	0.83
2016	13,804	4.81	4.81	66,377	10.83	0.90	0.90	48.92	48.92
Invesco Main Street Mid Cap
2020	115,009	13.10	13.13	1,509,728	0.00	0.90	1.25	(30.49)	(9.22)
2019	85,431	14.43	18.86	1,372,420	0.29	0.90	1.25	20.55	21.04
2018	89,178	11.97	15.62	1,185,111	0.08	0.90	1.25	(15.64)	(15.37)
2017	133,039	14.19	18.49	2,115,167	0.17	0.90	1.25	10.26	10.63
2016	101,105	12.87	16.75	1,435,635	0.27	0.90	1.25	7.34	7.71

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (b)
2020	255,508	16.59	22.12	5,168,021	-	0.25	1.45	33.80	35.46
2019	296,207	12.38	16.33	4,462,997	-	0.25	1.45	28.16	29.71
2018	269,680	9.65	12.59	3,148,427	-	0.25	1.45	(9.95)	(8.90)
2017	266,881	10.71	13.82	3,438,426	-	0.25	1.45	16.78	18.22
2016	254,715	9.16	11.69	2,788,006	-	0.25	1.45	(3.79)	(2.58)
Invesco Oppenheimer V.I. Global Fund
2020	320,755	16.18	20.05	5,246,520	0.00	0.25	1.45	21.75	23.23
2019	356,512	13.20	16.27	4,765,825	0.63	0.25	1.45	25.69	27.31
2018	331,665	10.42	12.78	3,502,919	0.79	0.25	1.45	(17.12)	(16.20)
2017	365,686	12.50	15.25	4,640,772	0.48	0.25	1.45	30.31	32.03
2016	139,328	9.52	11.55	1,351,209	0.77	0.25	1.45	(4.52)	(3.43)
Invesco Oppenheimer V.I. Global Strategic Income Fund
2020	3,219	8.90	9.84	30,854	0.05	0.25	1.45	(1.44)	(0.30)
2019	3,279	9.03	9.87	31,588	3.44	0.25	1.45	5.74	7.05
2018	3,331	8.54	9.22	30,061	3.97	0.25	1.45	(8.66)	(7.52)
2017	4,379	9.35	9.97	42,496	2.23	0.25	1.45	1.41	2.57
2016	5,406	9.22	9.72	51,099	4.17	0.25	1.45	1.65	2.86
Invesco Oppenheimer V.I. International Growth Fund
2020	58,580	11.79	14.40	828,251	0.01	0.25	1.45	15.70	17.07
2019	67,939	10.19	12.30	820,901	0.72	0.25	1.45	22.48	23.87
2018	63,382	8.32	9.93	613,784	0.46	0.25	1.45	(23.11)	(22.12)
2017	93,427	10.82	12.75	1,161,154	0.87	0.25	1.45	20.89	22.36
2016	62,179	8.95	10.42	621,979	0.87	0.25	1.45	(6.96)	(5.79)

(b) Merger. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer V.I. Main Street Small Cap Fund
2020	555,605	15.28	33.97	14,585,519	0.00	0.25	1.45	14.37	15.75
2019	618,572	13.36	29.49	14,287,699	-	0.25	1.45	20.69	22.12
2018	658,400	11.07	24.27	12,081,027	0.06	0.25	1.45	(14.45)	(13.41)
2017	715,384	12.94	28.17	15,477,335	0.54	0.25	1.45	8.92	10.32
2016	536,032	11.88	25.67	10,941,239	0.24	0.25	1.45	12.50	13.87
Invesco Oppenheimer V.I. Total Return Bond Fund
2020	2,695,006	6.88	7.33	19,393,470	0.03	0.75	1.35	4.88	5.47
2019	3,661,932	6.56	6.95	25,125,329	3.77	0.75	1.35	4.46	5.14
2018	4,300,175	6.28	6.61	28,082,283	2.90	0.75	1.35	(5.42)	(4.89)
2017	4,280,635	6.64	10.27	29,398,795	2.19	0.75	1.35	(0.15)	3.11
2016	4,514,963	6.65	6.92	30,936,441	3.42	0.75	1.35	(1.34)	(0.72)
Invesco Small Cap Growth (d)
2020	116,609	28.79	42.00	3,368,752	-	0.90	1.25	50.47	50.97
2019	127,599	19.07	27.87	2,441,494	-	0.90	1.25	19.09	19.56
2018	137,371	15.95	23.36	2,200,412	-	0.90	1.25	(12.82)	(12.51)
2017	152,223	18.23	26.76	2,790,062	-	0.90	1.25	19.69	20.09
2016	162,038	15.18	22.32	2,471,216	-	0.90	1.25	6.67	7.05
Invesco Technology
2020	108,939	13.57	33.90	1,497,332	-	0.90	1.25	39.90	40.33
2019	121,146	9.67	24.20	1,183,632	-	0.90	1.25	29.81	30.32
2018	120,392	7.42	18.61	901,959	-	0.90	1.25	(4.94)	(4.63)
2017	116,967	7.78	19.55	917,807	-	0.90	1.25	29.11	29.45
2016	131,788	6.01	15.12	796,883	-	0.90	1.25	(5.29)	(4.91)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. American Franchise Series I
2020	94,442	17.90	17.90	1,690,957	0.00	1.45	1.45	36.12	36.12
2019	108,714	13.15	16.54	1,429,824	-	0.25	1.45	30.85	32.43
2018	127,278	10.05	12.49	1,279,121	-	0.25	1.45	(7.88)	(6.72)
2017	151,512	10.91	13.39	1,652,178	0.09	0.25	1.45	21.76	23.30
2016	129,412	8.96	10.86	1,158,531	-	0.25	1.45	(2.18)	(1.00)
Invesco V.I. American Franchise Series II
2020	9,605	23.71	27.65	227,770	-	0.25	1.45	35.80	37.43
2019	12,525	17.46	20.12	219,362	-	0.25	1.45	30.49	32.11
2018	691	13.38	15.23	10,358	-	0.25	1.45	(8.10)	(7.02)
2017	-	14.56	16.38	-	-	0.25	1.45	21.43	22.97
2016	-	11.99	13.32	-	-	0.25	1.45	(2.36)	(1.26)
Invesco V.I. American Value
2020	27,026	10.85	14.51	295,594	0.00	0.25	1.45	(3.56)	(2.42)
2019	41,304	11.25	14.87	466,974	0.43	0.25	1.45	19.30	20.80
2018	43,330	9.43	12.31	410,444	0.12	0.25	1.45	(16.70)	(15.68)
2017	72,338	11.32	14.60	927,212	0.58	0.25	1.45	4.91	6.18
2016	73,301	10.79	13.75	889,226	0.12	0.25	1.45	10.21	11.52
Invesco V.I. Balanced-Risk Allocation
2020	3,255	10.56	11.44	34,925	0.07	0.25	1.45	5.18	6.42
2019	3,675	10.04	10.75	37,294	-	0.25	1.45	9.85	11.17
2018	2,134	9.14	9.67	19,778	0.88	0.25	1.45	(10.74)	(9.63)
2017	4,060	10.24	10.70	41,817	4.16	0.25	1.45	5.03	6.26
2016	3,402	9.75	10.07	33,154	0.24	0.25	1.45	6.67	7.93
Invesco V.I. Comstock
2020	619,017	12.01	16.45	8,894,007	0.01	0.25	1.45	(5.43)	(4.25)
2019	1,537,815	12.70	17.18	23,359,427	1.64	0.25	1.45	19.47	20.90
2018	1,354,355	10.63	14.21	17,085,256	1.56	0.25	1.45	(16.23)	(15.16)
2017	1,969,531	12.69	16.75	29,332,167	2.22	0.25	1.45	12.50	13.79
2016	1,999,150	11.28	14.72	26,377,183	1.21	0.25	1.45	11.90	13.32

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Core Equity
2020	814	13.03	16.55	13,193	0.01	0.25	1.45	8.58	9.89
2019	798	12.00	15.06	11,786	0.18	0.25	1.45	23.08	24.57
2018	782	9.75	12.09	9,295	-	0.25	1.45	(13.56)	(12.52)
2017	744	11.28	13.82	10,141	0.82	0.25	1.45	7.94	9.25
2016	722	10.45	12.65	9,023	0.51	0.25	1.45	5.24	6.57
Invesco V.I. Equity and Income
2020	745,315	12.22	15.42	10,934,974	0.02	0.25	1.45	4.80	6.15
2019	664,062	11.66	14.61	9,523,491	2.36	0.25	1.45	14.88	16.21
2018	715,250	10.15	12.64	8,891,390	1.84	0.25	1.45	(13.69)	(12.62)
2017	977,609	11.76	14.54	14,050,078	1.33	0.25	1.45	5.95	7.22
2016	941,765	11.10	13.62	12,689,651	1.55	0.25	1.45	9.79	11.11
Invesco V.I. Global Core Equity
2020	2,573	12.10	13.11	32,195	0.01	0.25	1.45	8.04	9.34
2019	2,498	11.20	11.99	28,741	1.56	0.25	1.45	19.40	20.87
2018	1,123	9.38	9.92	10,533	0.86	0.25	1.45	(19.28)	(18.29)
2017	1,090	11.62	12.14	12,656	0.92	0.25	1.45	17.26	18.67
2016	1,058	9.91	10.23	10,474	0.65	0.25	1.45	1.85	3.13
Invesco V.I. Global Real Estate Series I
2020	407,522	17.74	19.75	8,018,527	0.04	0.75	1.35	(16.04)	(15.53)
2019	468,767	21.13	23.38	10,919,319	4.56	0.75	1.35	17.72	18.44
2018	526,693	17.95	19.74	10,358,872	3.86	0.75	1.35	(10.16)	(9.62)
2017	590,869	19.98	21.84	12,848,427	3.12	0.75	1.35	8.23	8.93
2016	704,700	18.46	20.05	14,024,770	1.78	0.75	1.35	(2.28)	(1.72)
Invesco V.I. Global Real Estate Series II
2020	23,682	9.04	11.21	260,912	0.04	0.25	1.45	(16.37)	(15.40)
2019	27,735	10.81	13.25	361,359	3.89	0.25	1.45	17.25	18.73
2018	29,624	9.22	11.16	325,340	3.63	0.25	1.45	(10.40)	(9.34)
2017	29,627	10.29	12.31	359,607	3.19	0.25	1.45	7.86	9.13
2016	28,316	9.54	11.28	311,445	1.45	0.25	1.45	(2.65)	(1.40)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Government Money Market (c)
2020	3,758,021	8.45	8.72	32,631,362	0.00	0.75	1.35	(4.03)	(3.44)
2019	3,021,672	8.80	9.04	27,196,425	1.52	0.75	1.35	(2.76)	(2.17)
2018	5,061,187	9.05	9.25	46,517,928	1.23	0.75	1.35	(3.00)	(2.44)
2017	3,540,622	9.33	9.82	33,395,087	0.33	0.75	1.35	(4.01)	(0.91)
2016	3,429,443	9.72	9.85	33,488,830	0.06	0.75	1.35	(2.80)	(1.50)
Invesco V.I. Government Securities
2020	1,620,690	8.03	9.33	14,162,203	0.02	0.25	1.45	1.30	2.53
2019	1,354,265	7.91	9.10	11,561,131	2.42	0.25	1.45	1.20	2.36
2018	1,528,183	7.81	8.89	12,813,740	1.78	0.25	1.45	(4.13)	(2.95)
2017	2,095,189	8.13	9.84	18,224,442	1.86	0.25	1.45	(2.68)	0.51
2016	2,602,979	8.34	9.30	23,114,753	1.81	0.25	1.45	(3.45)	(2.21)
Invesco V.I. Growth and Income
2020	1,060	12.33	16.33	13,072	0.01	0.25	1.45	(2.61)	(1.45)
2019	1,558	12.66	16.57	21,671	1.61	0.25	1.45	19.43	20.86
2018	1,519	10.60	13.71	17,639	0.17	0.25	1.45	(17.38)	(16.35)
2017	25,190	12.83	16.39	404,140	2.24	0.25	1.45	9.01	10.37
2016	4,725	11.77	14.85	66,629	0.82	0.25	1.45	14.27	15.56
Invesco V.I. Health Care Series I
2020	355,369	24.85	27.66	9,546,248	0.00	0.75	1.35	9.57	10.24
2019	349,127	22.68	25.09	8,641,218	0.05	0.75	1.35	26.85	27.62
2018	489,761	17.88	19.66	9,358,238	-	0.75	1.35	(3.40)	(2.82)
2017	407,899	18.51	20.23	8,213,980	0.37	0.75	1.35	10.90	11.58
2016	474,726	16.69	18.13	8,565,672	-	0.75	1.35	(15.24)	(14.72)

(c) Liquidation. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Health Care Series II
2020	7,828	15.32	22.28	121,066	0.00	0.25	1.45	9.19	10.52
2019	20,979	14.03	20.16	372,580	-	0.25	1.45	26.40	27.92
2018	13,723	11.10	15.76	175,452	-	0.25	1.45	(3.73)	(2.60)
2017	3,600	11.53	16.18	42,652	0.07	0.25	1.45	10.44	11.89
2016	4,207	10.44	14.46	44,962	-	0.25	1.45	(15.53)	(14.54)
Invesco V.I. High Yield
2020	2,318	9.68	11.47	26,087	0.04	0.25	1.45	(1.63)	(0.43)
2019	3,565	9.84	11.52	40,333	2.40	0.25	1.45	8.25	9.61
2018	8,154	9.09	10.51	76,962	0.94	0.25	1.45	(7.81)	(6.74)
2017	125,550	9.86	11.27	1,241,098	0.11	0.25	1.45	1.44	2.73
2016	207,014	9.72	10.97	2,038,118	1.21	0.25	1.45	6.00	7.34
Invesco V.I. International Growth
2020	1,845,857	11.28	18.53	28,671,131	0.02	0.25	1.45	8.71	10.08
2019	2,326,143	10.35	16.91	33,257,011	1.27	0.25	1.45	22.72	24.14
2018	2,769,546	8.42	13.69	31,963,545	1.82	0.25	1.45	(18.96)	(17.91)
2017	3,765,772	10.35	16.77	52,167,328	1.31	0.25	1.45	17.43	18.79
2016	4,077,284	8.80	14.19	47,523,748	0.80	0.25	1.45	(5.08)	(3.94)
Invesco V.I. Managed Volatility
2020	6,139	10.38	13.54	81,153	0.01	0.25	1.45	(6.06)	(4.92)
2019	14,878	11.05	14.24	207,703	1.11	0.25	1.45	13.10	14.47
2018	13,764	9.77	12.44	168,131	1.50	0.25	1.45	(15.12)	(14.09)
2017	10,177	11.51	14.48	144,345	1.10	0.25	1.45	5.50	6.78
2016	9,939	10.91	13.56	132,325	1.66	0.25	1.45	5.51	6.77
Invesco V.I. Mid Cap Core Equity
2020	604,417	12.16	20.88	11,150,641	0.00	0.25	1.45	4.11	5.43
2019	590,266	11.68	19.90	10,510,797	0.26	0.25	1.45	19.67	20.99
2018	394,395	9.76	16.52	5,886,568	0.11	0.25	1.45	(15.50)	(14.39)
2017	490,799	11.55	19.41	8,535,324	0.34	0.25	1.45	9.69	10.94
2016	501,061	10.53	17.58	7,986,068	-	0.25	1.45	8.22	9.59

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. S&P 500 Index
2020	22,979	17.71	23.06	486,759	0.02	0.25	1.45	12.52	13.88
2019	21,125	15.74	20.25	406,183	1.06	0.25	1.45	24.92	26.48
2018	25,088	12.60	16.01	384,924	0.91	0.25	1.45	(9.22)	(8.15)
2017	60,177	12.92	17.43	1,018,438	2.30	0.25	1.45	15.76	19.52
2016	112,955	11.99	14.88	1,424,715	1.54	0.25	1.45	6.29	7.67
Invesco V.I. Small Cap Equity
2020	2,094	13.40	16.69	34,289	0.00	0.25	1.45	21.38	22.72
2019	1,435	11.04	13.60	19,167	-	0.25	1.45	20.79	22.30
2018	1,301	9.14	11.12	14,230	-	0.25	1.45	(18.97)	(17.99)
2017	3,686	11.28	13.56	44,306	-	0.25	1.45	8.78	10.15
2016	4,996	10.37	12.31	52,880	-	0.25	1.45	6.91	8.27
Invesco V.I. Value Opportunities
2020	175,378	13.56	15.10	2,615,873	0.00	0.75	1.35	0.82	1.41
2019	195,657	13.45	14.89	2,880,534	-	0.75	1.35	24.54	25.34
2018	212,909	10.80	11.88	2,498,251	-	0.75	1.35	(22.80)	(22.30)
2017	245,346	13.99	15.29	3,706,449	0.02	0.75	1.35	12.28	12.92
2016	246,211	12.46	13.54	3,293,574	0.07	0.75	1.35	12.86	13.59
Invesco Value Opportunities
2020	193,040	10.38	14.31	2,002,769	0.00	0.90	1.25	1.04	1.37
2019	213,243	10.24	14.14	2,182,017	-	0.90	1.25	24.56	24.88
2018	227,266	8.20	11.34	1,864,779	-	0.90	1.25	(23.13)	(22.79)
2017	236,750	10.62	14.72	2,515,482	-	0.90	1.25	12.27	12.62
2016	240,444	9.43	13.10	2,268,352	0.16	0.90	1.25	13.07	13.48
Ivy Asset Strategy
2020	20,370	11.63	11.63	236,970	0.02	0.90	0.90	9.10	9.10
2019	24,462	10.66	10.66	260,847	2.12	0.90	0.90	17.01	17.01
2018	23,957	9.11	9.11	218,274	1.45	0.90	0.90	(9.17)	(9.17)
2017	26,743	10.03	10.03	268,099	1.04	0.90	0.90	13.85	13.85
2016	27,273	8.81	8.81	240,174	-	0.90	0.90	(8.99)	(8.99)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Asset Strategy
2020	104,722	10.56	12.59	1,114,353	0.02	0.25	1.45	8.94	10.25
2019	69,502	9.63	11.42	677,775	2.38	0.25	1.45	16.49	17.85
2018	56,217	8.21	9.69	471,384	2.28	0.25	1.45	(9.62)	(8.41)
2017	40,258	9.01	11.73	376,267	1.52	0.25	1.45	13.16	16.83
2016	48,760	7.91	9.24	401,514	0.58	0.25	1.45	(6.90)	(5.71)
Ivy VIP Balanced
2020	9,653	12.88	16.12	140,504	0.01	0.25	1.45	9.06	10.49
2019	5,373	11.81	14.59	76,977	1.74	0.25	1.45	16.82	18.14
2018	5,215	10.11	12.35	63,333	1.62	0.25	1.45	(7.50)	(6.30)
2017	5,060	10.93	13.18	65,751	1.58	0.25	1.45	6.53	7.77
2016	4,911	10.26	12.23	59,304	0.55	0.25	1.45	(2.38)	(1.21)
Ivy VIP Core Equity
2020	6,705	16.96	22.33	146,652	0.00	0.25	1.45	16.16	17.65
2019	6,555	14.60	18.98	122,065	0.57	0.25	1.45	25.43	26.87
2018	6,422	11.64	14.96	94,428	0.50	0.25	1.45	(8.71)	(7.54)
2017	6,111	12.75	16.18	97,567	0.43	0.25	1.45	15.49	16.82
2016	5,930	11.04	13.85	81,162	0.40	0.25	1.45	(0.81)	0.44
Ivy VIP Energy
2020	27,016	2.62	2.76	71,558	0.01	0.25	1.45	(39.61)	(38.76)
2019	27,490	4.29	4.57	119,752	-	0.25	1.45	(1.08)	0.23
2018	37,844	4.29	4.62	165,899	-	0.25	1.45	(36.97)	(36.31)
2017	27,208	6.74	7.33	185,566	0.63	0.25	1.45	(16.51)	(15.47)
2016	16,910	7.98	8.78	139,059	0.14	0.25	1.45	28.74	30.32
Ivy VIP Global Bond
2020	1,370	9.44	10.12	13,604	0.07	0.25	1.45	3.40	4.65
2019	12,275	9.13	9.67	116,625	4.29	0.25	1.45	4.70	5.91
2018	14,437	8.72	9.13	129,732	2.80	0.25	1.45	(4.60)	(3.39)
2017	13,504	9.14	9.45	125,864	2.61	0.25	1.45	(0.22)	0.96
2016	11,825	9.16	9.36	109,393	3.57	0.25	1.45	2.35	3.54

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Global Equity Income
2020	2,506	11.90	14.14	34,782	0.02	0.25	1.45	(1.41)	(0.14)
2019	2,433	12.07	14.16	33,874	2.81	0.25	1.45	17.87	19.19
2018	2,361	10.24	11.88	27,631	1.70	0.25	1.45	(15.58)	(14.53)
2017	2,291	12.13	13.90	31,426	1.24	0.25	1.45	10.57	11.92
2016	2,224	10.97	12.42	27,317	0.72	0.25	1.45	2.24	3.50
Ivy VIP Global Growth
2020	51,490	14.50	16.36	826,409	0.00	0.25	1.45	15.35	16.69
2019	49,958	12.57	14.02	687,909	0.34	0.25	1.45	20.40	21.91
2018	18,106	10.44	11.50	204,934	0.01	0.25	1.45	(10.39)	(9.23)
2017	121	11.65	12.67	1,505	0.07	0.25	1.45	19.12	20.55
2016	117	9.78	10.51	1,215	0.02	0.25	1.45	(7.30)	(6.16)
Ivy VIP Growth
2020	6,359	24.24	30.93	192,910	-	0.25	1.45	24.82	26.35
2019	9,477	19.42	24.48	227,842	-	0.25	1.45	30.69	32.25
2018	11,656	14.86	18.51	212,377	0.04	0.25	1.45	(2.24)	(1.02)
2017	17,146	15.20	18.70	316,223	0.23	0.25	1.45	23.68	25.25
2016	18,928	12.29	14.93	276,795	0.02	0.25	1.45	(3.15)	(2.03)
Ivy VIP High Income
2020	48,086	10.25	13.10	536,206	0.24	0.25	1.45	1.38	2.66
2019	60,810	10.11	12.76	628,258	6.41	0.25	1.45	6.31	7.59
2018	59,692	9.51	11.86	581,155	6.67	0.25	1.45	(6.40)	(5.20)
2017	53,642	10.16	12.51	596,955	29.24	0.25	1.45	2.01	3.22
2016	28,185	9.96	12.12	289,465	23.73	0.25	1.45	11.16	12.53
Ivy VIP International Core Equity
2020	43,677	10.74	11.10	474,233	0.02	0.25	1.45	2.48	3.74
2019	50,997	10.48	10.70	535,978	1.60	0.25	1.45	13.54	14.93
2018	55,775	9.17	9.31	512,068	1.69	0.25	1.45	(21.38)	(20.50)
2017	57,214	11.55	11.74	662,582	1.33	0.25	1.45	17.75	19.25
2016	50,739	9.71	9.97	494,067	1.47	0.25	1.45	(3.30)	(2.19)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Limited-Term Bond
2020	-	8.29	8.89	-	-	0.25	1.45	(0.48)	0.79
2019	-	8.33	8.82	-	-	0.25	1.45	(0.24)	0.92
2018	-	8.35	8.74	-	-	0.25	1.45	(3.69)	(2.46)
2017	-	8.67	8.96	-	-	0.25	1.45	(3.02)	(1.86)
2016	-	8.94	9.13	-	2.14	0.25	1.45	(2.51)	(1.30)
Ivy VIP Mid Cap Growth
2020	9,519	22.50	27.51	237,252	-	0.25	1.45	42.50	44.26
2019	3,290	15.79	19.07	58,646	-	0.25	1.45	31.91	33.54
2018	5,374	11.97	14.28	69,408	-	0.25	1.45	(4.39)	(3.25)
2017	8,344	12.52	14.76	119,575	-	0.25	1.45	21.32	22.80
2016	6,241	10.32	12.02	72,676	-	0.25	1.45	1.47	2.74
Ivy VIP Natural Resources
2020	28,462	4.39	4.76	133,854	0.04	0.25	1.45	(15.74)	(14.70)
2019	-	5.21	5.58	-	-	0.25	1.45	4.62	5.88
2018	-	4.98	5.27	-	-	0.25	1.45	(26.55)	(25.67)
2017	-	6.78	7.09	-	-	0.25	1.45	(1.60)	(0.42)
2016	-	6.89	7.12	-	1.49	0.25	1.45	18.38	19.87
Ivy VIP Science and Technology
2020	16,740	22.58	31.74	407,203	-	0.25	1.45	29.47	31.05
2019	22,009	17.44	24.22	392,869	-	0.25	1.45	42.95	44.68
2018	21,878	12.20	16.74	274,643	-	0.25	1.45	(9.36)	(8.27)
2017	13,425	13.46	18.25	193,358	-	0.25	1.45	26.38	27.89
2016	16,441	10.65	14.27	184,484	-	0.25	1.45	(2.92)	(1.72)
Ivy VIP Securian Real Estate Securities
2020	4,665	11.41	14.64	55,409	0.02	0.25	1.45	(7.39)	(6.21)
2019	4,581	12.32	15.61	58,745	1.64	0.25	1.45	19.03	20.45
2018	4,500	10.35	12.96	48,493	2.02	0.25	1.45	(9.69)	(8.60)
2017	8,693	11.46	14.18	101,724	1.08	0.25	1.45	0.79	2.01
2016	11,857	11.37	13.90	136,877	1.24	0.25	1.45	(0.26)	0.94

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Small Cap Core
2020	17,230	13.82	16.74	276,134	-	0.25	1.45	2.37	3.59
2019	19,489	13.50	16.16	302,799	-	0.25	1.45	18.94	20.42
2018	20,713	11.35	13.42	268,615	0.16	0.25	1.45	(14.40)	(13.36)
2017	19,382	13.26	15.49	289,803	-	0.25	1.45	8.78	10.09
2016	40,804	12.19	14.07	532,008	0.17	0.25	1.45	23.26	24.73
Ivy VIP Small Cap Growth
2020	9,802	17.89	19.03	179,411	-	0.25	1.45	31.64	33.26
2019	12,381	13.59	14.28	170,461	-	0.25	1.45	17.97	19.40
2018	14,544	11.52	11.96	168,719	0.42	0.25	1.45	(8.28)	(7.14)
2017	13,959	12.56	12.88	176,767	-	0.25	1.45	17.71	19.15
2016	6,933	10.67	10.81	74,079	-	0.25	1.45	(1.57)	(0.37)
Ivy VIP Value
2020	12,915	12.62	16.23	205,768	0.02	0.25	1.45	(2.47)	(1.28)
2019	14,444	12.94	16.44	233,464	0.83	0.25	1.45	20.82	22.23
2018	15,791	10.71	13.45	209,116	1.97	0.25	1.45	(11.27)	(10.21)
2017	15,927	12.07	14.98	235,371	1.39	0.25	1.45	7.58	8.95
2016	15,667	11.22	13.75	213,024	1.15	0.25	1.45	6.25	7.59
Janus Henderson Mid Cap Value
2020	10,424	14.01	14.01	146,602	0.01	0.90	0.90	(5.53)	(5.53)
2019	9,401	14.83	14.83	139,957	0.67	0.90	0.90	24.94	24.94
2018	10,543	11.87	11.87	125,604	0.35	0.90	0.90	(16.93)	(16.93)
2017	16,733	14.29	14.29	239,123	0.09	0.90	0.90	9.33	9.33
2016	26,026	13.07	13.07	340,189	0.67	0.90	0.90	13.85	13.85
Janus Henderson Overseas
2020	377,310	7.33	7.71	2,900,030	0.01	0.90	1.25	11.40	11.90
2019	395,871	6.58	6.89	2,724,337	1.70	0.90	1.25	21.40	21.73
2018	451,042	5.42	5.66	2,545,966	0.64	0.90	1.25	(19.10)	(18.79)
2017	421,409	6.70	6.97	2,934,581	1.53	0.90	1.25	25.47	25.83
2016	456,358	5.34	5.54	2,524,153	0.77	0.90	1.25	(11.15)	(10.65)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Janus Henderson U.S. Managed Volatility
2020	74,012	12.55	12.71	939,601	0.01	0.90	1.25	7.73	8.08
2019	76,599	11.65	11.76	899,928	0.40	0.90	1.25	18.03	18.43
2018	80,522	9.87	9.93	798,839	1.28	0.90	1.25	(8.01)	(7.63)
2017	89,455	10.73	10.75	961,126	6.85	0.90	1.25	7.30	7.50
Janus Henderson VIT Enterprise
2020	1,199,928	21.12	27.44	31,834,681	-	0.25	1.45	13.98	15.34
2019	1,462,535	18.53	23.79	33,839,853	0.05	0.25	1.45	29.22	30.86
2018	1,616,922	14.34	18.18	28,768,972	0.11	0.25	1.45	(4.97)	(3.86)
2017	1,967,729	15.09	18.91	36,645,059	0.15	0.25	1.45	21.50	23.03
2016	2,131,105	12.42	15.43	32,476,261	0.02	0.25	1.45	7.25	8.55
Janus Henderson VIT Forty
2020	-	25.74	33.51	-	-	0.25	1.45	32.95	34.58
2019	861	19.36	24.90	21,081	0.02	0.25	1.45	30.90	32.52
2018	16,484	14.79	18.79	248,423	-	0.25	1.45	(2.76)	(1.57)
2017	1,267	15.21	19.09	19,319	-	0.25	1.45	24.37	25.84
2016	9,046	12.23	15.17	133,045	-	0.25	1.45	(2.47)	(1.30)
Janus Henderson VIT Mid Cap Value
2020	8,318	12.00	14.38	115,047	0.01	0.25	1.45	(5.51)	(4.39)
2019	4,904	12.70	15.04	70,226	1.38	0.25	1.45	24.39	25.86
2018	2,957	10.21	11.95	33,145	0.65	0.25	1.45	(17.59)	(16.55)
2017	5,559	12.39	14.32	72,018	0.19	0.25	1.45	8.68	9.98
2016	30,539	11.40	13.02	385,458	0.90	0.25	1.45	13.55	14.92
Janus Henderson VIT Overseas
2020	39,049	7.61	9.81	316,203	0.01	0.25	1.45	10.97	12.32
2019	19,142	6.78	8.84	147,924	2.11	0.25	1.45	21.10	22.56
2018	9,153	5.54	7.30	66,796	1.62	0.25	1.45	(18.80)	(17.81)
2017	11,113	6.76	8.99	95,359	1.70	0.25	1.45	25.03	26.62
2016	9,879	5.35	7.19	67,356	3.74	0.25	1.45	(10.79)	(9.68)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Janus Henderson VIT Research
2020	853,391	21.27	26.96	19,181,043	0.00	0.25	1.45	26.76	28.32
2019	1,000,483	16.78	21.01	17,648,400	0.30	0.25	1.45	29.38	30.90
2018	1,111,172	12.97	16.05	15,073,792	0.38	0.25	1.45	(7.09)	(5.92)
2017	1,335,934	13.96	17.06	19,235,855	0.25	0.25	1.45	22.03	23.44
2016	1,509,427	11.43	13.82	17,701,059	0.38	0.25	1.45	(4.11)	(2.95)
JPMorgan Insurance Trust Core Bond Portfolio
2020	585,642	9.24	9.80	5,712,723	0.02	0.25	1.45	3.01	4.17
2019	505,549	8.97	9.45	4,767,625	2.20	0.25	1.45	3.22	4.47
2018	408,065	8.69	9.10	3,707,763	2.21	0.25	1.45	(4.61)	(3.45)
2017	454,103	9.11	9.47	4,299,311	2.40	0.25	1.45	(1.19)	(0.42)
2016	864,988	9.20	9.51	8,232,725	2.43	0.25	1.45	(2.64)	(1.38)
JPMorgan Insurance Trust Small Cap Core Portfolio
2020	10,680	14.27	19.64	189,496	0.01	0.25	1.45	8.35	9.66
2019	10,363	13.17	17.91	168,293	0.19	0.25	1.45	18.86	20.28
2018	8,760	11.08	14.89	124,429	0.08	0.25	1.45	(16.06)	(14.96)
2017	8,997	13.20	17.51	149,062	0.10	0.25	1.45	10.00	11.25
2016	7,889	12.00	15.74	118,113	0.15	0.25	1.45	14.61	16.08
JPMorgan Insurance Trust US Equity Portfolio
2020	6,413	19.14	25.29	128,746	0.00	0.25	1.45	19.48	20.95
2019	14,212	16.02	20.91	269,132	0.65	0.25	1.45	25.65	27.19
2018	12,847	12.75	16.44	190,967	0.65	0.25	1.45	(10.46)	(9.37)
2017	12,493	13.28	18.14	206,179	0.79	0.25	1.45	16.72	20.51
2016	7,832	12.20	15.36	119,362	0.69	0.25	1.45	5.81	7.19
Lord Abbett Series Bond-Debenture VC
2020	464,110	10.97	13.08	5,231,287	0.04	0.25	1.45	2.62	3.89
2019	405,271	10.69	12.59	4,407,717	3.90	0.25	1.45	8.42	9.76
2018	420,936	9.82	11.47	4,191,459	5.00	0.25	1.45	(8.28)	(7.13)
2017	317,434	10.63	12.35	3,428,743	3.83	0.25	1.45	4.47	5.74
2016	372,017	10.10	11.68	3,796,153	3.43	0.25	1.45	7.30	8.55

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Developing Growth VC
2020	115,101	23.48	32.30	2,806,164	-	0.25	1.45	64.98	67.10
2019	140,457	14.13	19.33	1,997,354	-	0.25	1.45	26.03	27.59
2018	148,203	11.13	15.15	1,681,657	-	0.25	1.45	0.35	1.47
2017	44,717	11.02	14.93	525,684	-	0.25	1.45	24.30	25.78
2016	43,296	8.80	11.87	420,485	-	0.25	1.45	(6.91)	(5.72)
Lord Abbett Series Dividend Growth VC (a)
2020	3,073	16.32	20.58	50,294	0.01	0.25	1.45	10.42	11.73
2019	5,145	14.78	18.42	80,834	1.77	0.25	1.45	20.85	22.39
2018	4,112	12.23	15.05	54,157	0.53	0.25	1.45	(8.80)	(7.73)
2017	25,308	13.41	16.31	347,173	2.69	0.25	1.45	13.93	15.27
2016	5,244	11.77	14.15	65,193	2.94	0.25	1.45	10.10	11.42
Lord Abbett Series Growth and Income VC
2020	-	12.72	15.79	-	-	0.25	1.45	(1.78)	(0.63)
2019	-	12.95	15.89	-	-	0.25	1.45	17.09	18.58
2018	-	11.06	13.40	-	-	0.25	1.45	(12.15)	(11.08)
2017	-	12.59	15.07	-	-	0.25	1.45	8.44	9.76
2016	-	11.61	13.73	-	-	0.25	1.45	12.07	13.38
Lord Abbett Series Growth Opportunities VC
2020	2,257	20.36	23.63	45,954	-	0.25	1.45	33.25	34.95
2019	2,834	15.28	17.51	43,287	-	0.25	1.45	30.49	31.95
2018	-	11.71	13.27	-	-	0.25	1.45	(7.14)	(5.95)
2017	-	12.61	14.11	-	-	0.25	1.45	17.52	18.97
2016	-	10.73	11.86	-	-	0.25	1.45	(3.16)	(2.06)

(a) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Mid Cap Stock VC
2020	4,430	11.13	13.66	55,566	0.01	0.25	1.45	(2.02)	(0.80)
2019	4,793	11.36	13.77	61,301	0.96	0.25	1.45	17.36	18.71
2018	4,730	9.68	11.60	51,243	0.76	0.25	1.45	(18.79)	(17.73)
2017	4,201	11.92	14.10	55,355	0.73	0.25	1.45	2.23	3.37
2016	2,423	11.66	13.64	30,918	0.58	0.25	1.45	11.26	12.73
Lord Abbett Series Total Return VC
2020	6,913	9.52	10.89	73,781	0.03	0.25	1.45	2.70	3.91
2019	5,058	9.27	10.48	51,945	1.41	0.25	1.45	3.69	5.01
2018	14,477	8.94	9.98	141,357	2.98	0.25	1.45	(5.40)	(4.22)
2017	15,859	9.45	10.42	162,153	1.06	0.25	1.45	(0.63)	0.58
2016	54,438	9.51	10.36	556,835	3.93	0.25	1.45	(0.31)	0.88
MFS® VIT Emerging Markets Equity
2020	15,833	10.03	10.30	161,856	0.02	0.25	1.45	5.42	6.82
2019	25,226	9.40	9.77	241,189	0.48	0.25	1.45	14.94	16.22
2018	14,622	8.10	8.50	122,628	0.41	0.25	1.45	(17.87)	(16.84)
2017	13,916	9.76	10.35	141,769	0.97	0.25	1.45	31.68	33.24
2016	11,863	7.34	7.86	91,304	0.34	0.25	1.45	4.24	5.56
MFS® VIT Global Tactical Allocation
2020	722	9.96	10.80	7,184	0.02	0.25	1.45	1.32	2.66
2019	795	9.83	10.52	7,810	2.79	0.25	1.45	9.34	10.62
2018	871	8.99	9.51	7,829	0.55	0.25	1.45	(8.92)	(7.85)
2017	950	9.87	10.32	9,375	3.17	0.25	1.45	5.67	7.05
2016	1,020	9.34	9.64	9,518	-	0.25	1.45	1.41	2.55
MFS® VIT High Yield
2020	17,162	10.24	11.24	179,862	0.40	0.25	1.45	0.29	1.44
2019	-	10.21	11.08	-	-	0.25	1.45	9.43	10.80
2018	1,287	9.33	10.00	12,705	5.47	0.25	1.45	(7.44)	(6.37)
2017	1,250	10.08	10.68	13,202	0.81	0.25	1.45	1.72	2.99
2016	18,301	9.91	10.37	188,334	0.66	0.25	1.45	8.66	9.97

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT II MA Investors Growth Stock
2020	-	20.65	27.36	-	-	0.25	1.45	16.86	18.29
2019	8,737	17.67	23.13	198,635	-	0.25	1.45	33.46	35.11
2018	-	13.24	17.12	-	-	0.25	1.45	(3.78)	(2.67)
2017	-	13.76	17.59	-	-	0.25	1.45	22.53	24.05
2016	-	11.23	14.18	-	-	0.25	1.45	1.17	2.46
MFS® VIT II Research International
2020	1,048,078	8.58	12.14	10,735,215	0.02	0.25	1.45	7.84	9.07
2019	649,315	7.95	11.13	5,915,024	1.22	0.25	1.45	22.10	23.53
2018	771,780	6.50	9.01	5,568,379	1.14	0.25	1.45	(18.10)	(17.03)
2017	911,754	7.93	10.86	7,978,443	1.73	0.25	1.45	22.38	23.83
2016	840,680	6.48	8.77	6,037,689	1.34	0.25	1.45	(5.27)	(4.05)
MFS® VIT International Intrinsic Value
2020	167,692	14.01	15.18	2,372,547	0.01	0.25	1.45	15.02	16.32
2019	62,724	12.18	13.05	796,006	1.38	0.25	1.45	20.12	21.62
2018	75,710	10.14	10.73	788,589	0.91	0.25	1.45	(13.63)	(12.62)
2017	78,146	11.74	12.28	942,712	1.30	0.25	1.45	21.28	22.80
2016	71,396	9.68	10.00	707,631	1.40	0.25	1.45	(0.72)	0.50
MFS® VIT Investors Trust
2020	1,156	16.56	21.81	24,754	0.00	0.25	1.45	8.59	9.93
2019	1,142	15.25	19.84	22,263	4.30	0.25	1.45	25.51	27.10
2018	-	12.15	15.61	-	-	0.25	1.45	(9.80)	(8.71)
2017	-	13.47	17.10	-	-	0.25	1.45	17.64	19.08
2016	-	11.45	14.36	-	-	0.25	1.45	3.62	4.82
MFS® VIT New Discovery
2020	13,063	20.60	25.19	311,614	-	0.25	1.45	39.19	40.96
2019	15,928	14.80	17.87	272,394	-	0.25	1.45	35.16	36.73
2018	14,948	10.95	13.07	187,395	-	0.25	1.45	(6.01)	(4.88)
2017	16,758	11.65	13.74	222,355	-	0.25	1.45	20.85	22.35
2016	17,581	9.64	11.23	191,679	-	0.25	1.45	3.99	5.25

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT Research
2020	6,602	17.15	23.05	141,651	0.01	0.25	1.45	11.22	12.60
2019	6,439	15.42	20.47	123,144	0.61	0.25	1.45	26.81	28.34
2018	6,296	12.16	15.95	94,175	0.54	0.25	1.45	(8.78)	(7.64)
2017	4,767	13.33	17.27	81,227	1.14	0.25	1.45	17.76	19.10
2016	4,626	11.32	14.50	66,298	0.52	0.25	1.45	3.76	5.00
MFS® VIT Total Return
2020	1,339,879	12.26	15.22	19,074,739	0.02	0.25	1.45	4.73	5.99
2019	1,799,981	11.69	14.36	24,301,271	1.93	0.25	1.45	14.84	16.28
2018	1,627,116	10.17	12.35	18,990,300	1.98	0.25	1.45	(9.96)	(8.86)
2017	1,809,923	11.28	13.55	23,288,657	2.10	0.25	1.45	7.11	8.40
2016	2,071,975	10.52	12.50	24,689,176	2.69	0.25	1.45	4.09	5.40
MFS® VIT Total Return Bond
2020	15,892	9.66	10.81	163,316	0.04	0.25	1.45	3.43	4.75
2019	9,864	9.34	10.32	97,487	3.02	0.25	1.45	5.18	6.39
2018	8,467	8.88	9.70	78,846	2.75	0.25	1.45	(5.63)	(4.53)
2017	13,081	9.41	10.16	127,272	3.08	0.25	1.45	(0.42)	0.89
2016	13,462	9.45	10.07	130,934	3.98	0.25	1.45	(0.53)	0.70
MFS® VIT Utilities
2020	767,473	12.33	20.52	15,127,555	0.02	0.25	1.45	0.98	2.25
2019	825,007	12.21	20.17	16,145,843	4.14	0.25	1.45	19.35	20.75
2018	827,991	10.23	16.78	13,318,249	1.02	0.25	1.45	(3.58)	(2.43)
2017	921,501	10.61	17.28	15,502,238	4.11	0.25	1.45	9.49	10.84
2016	1,163,722	9.69	15.67	17,534,672	4.63	0.25	1.45	6.37	7.69
Morgan Stanley VIF Emerging Markets Debt
2020	16,796	9.57	9.92	160,864	0.04	0.25	1.45	0.92	2.21
2019	16,926	9.38	9.83	158,869	8.36	0.25	1.45	9.22	10.45
2018	20,108	8.50	9.00	171,098	5.70	0.25	1.45	(11.07)	(10.03)
2017	20,921	9.47	10.12	198,217	5.90	0.25	1.45	4.76	6.10
2016	8,063	8.95	9.66	72,608	7.80	0.25	1.45	5.81	7.13

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morgan Stanley VIF Emerging Markets Equity
2020	1,037,848	7.76	10.65	8,950,437	0.01	0.25	1.45	9.28	10.71
2019	1,094,953	7.09	9.62	9,074,201	1.02	0.25	1.45	14.41	15.76
2018	1,451,353	6.19	8.31	10,474,677	0.40	0.25	1.45	(21.17)	(20.17)
2017	1,282,526	7.84	10.41	11,630,213	0.89	0.25	1.45	29.16	30.61
2016	1,632,252	6.07	8.04	10,836,160	0.50	0.25	1.45	1.90	3.24
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2020	162,110	12.53	15.18	2,034,802	0.02	0.25	1.45	5.13	6.38
2019	138,904	11.83	14.27	1,707,455	1.62	0.25	1.45	16.83	18.33
2018	128,590	10.05	12.06	1,346,149	1.60	0.25	1.45	(13.26)	(12.29)
2017	96,932	11.51	13.75	1,173,196	2.04	0.25	1.45	14.51	16.03
2016	12,455	9.98	11.85	126,566	1.21	0.25	1.45	6.44	7.63
Morningstar Balanced ETF Asset Allocation Portfolio
2020	1,183,274	11.26	12.99	13,456,005	0.03	0.25	1.45	4.26	5.61
2019	523,466	10.80	12.30	5,672,536	2.20	0.25	1.45	11.23	12.53
2018	452,811	9.66	10.93	4,389,814	2.01	0.25	1.45	(10.34)	(9.22)
2017	415,838	10.70	12.04	4,469,292	1.81	0.25	1.45	8.41	9.75
2016	333,572	9.80	10.97	3,289,668	1.50	0.25	1.45	3.74	4.98
Morningstar Conservative ETF Asset Allocation Portfolio
2020	297,627	9.36	10.17	2,912,216	0.02	0.25	1.45	1.85	3.04
2019	238,445	9.19	9.87	2,274,187	2.20	0.25	1.45	4.67	6.02
2018	200,364	8.78	9.31	1,810,263	2.17	0.25	1.45	(6.60)	(5.48)
2017	164,194	9.40	9.85	1,578,270	1.87	0.25	1.45	1.51	2.82
2016	146,580	9.26	9.58	1,378,149	1.27	0.25	1.45	0.11	1.27
Morningstar Growth ETF Asset Allocation Portfolio
2020	850,133	12.11	14.43	10,310,746	0.02	0.25	1.45	5.18	6.49
2019	636,242	11.43	13.55	7,287,936	1.81	0.25	1.45	14.54	15.91
2018	650,623	9.91	11.69	6,462,930	1.99	0.25	1.45	(12.01)	(10.97)
2017	423,111	11.19	13.13	4,754,160	1.79	0.25	1.45	12.10	13.48
2016	205,409	9.91	11.57	2,062,501	1.93	0.25	1.45	4.91	6.24

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morningstar Income and Growth ETF Asset Allocation Portfolio
2020	192,757	10.33	11.57	2,054,801	0.02	0.25	1.45	3.61	4.90
2019	121,864	9.97	11.03	1,248,386	1.99	0.25	1.45	8.02	9.32
2018	135,631	9.23	10.09	1,278,790	3.10	0.25	1.45	(8.43)	(7.35)
2017	49,602	10.08	10.89	504,978	1.41	0.25	1.45	5.11	6.45
2016	73,363	9.58	10.23	705,007	2.21	0.25	1.45	1.80	3.02
Neuberger Berman AMT Sustainable Equity I
2020	370,621	12.14	20.00	4,541,207	0.01	0.25	1.45	14.31	15.74
2019	475,001	10.62	17.28	5,070,295	2.80	0.25	1.45	6.20	7.14
2018	748,738	11.64	13.73	10,049,003	0.55	0.25	1.45	(11.62)	(4.20)
2017	938,707	12.35	15.35	13,485,948	0.51	0.25	1.45	8.47	21.44
2016	1,057,180	10.98	13.11	13,760,440	0.55	0.25	1.45	3.98	23.37
Neuberger Berman AMT Sustainable Equity S
2020	212,863	27.17	29.70	6,312,264	0.00	0.75	1.35	14.16	14.89
2019	250,063	23.80	25.85	6,458,231	0.29	0.75	1.35	20.26	20.96
2018	273,134	11.70	21.37	5,813,469	0.17	0.25	1.45	(10.07)	(8.92)
2017	446,557	13.01	23.59	10,497,983	0.34	0.25	1.45	12.93	14.31
2016	486,307	11.52	20.74	10,063,066	0.54	0.25	1.45	4.92	6.15
Neuberger Berman Core Bond
2020	206,456	9.79	10.81	2,211,494	0.03	0.90	1.25	4.59	4.85
2019	333,795	9.36	10.31	3,382,897	3.22	0.90	1.25	4.46	4.88
2018	485,831	8.96	9.83	4,691,013	2.57	0.90	1.25	(5.68)	(5.30)
2017	559,206	9.50	10.38	5,708,572	2.35	0.90	1.25	(0.94)	(0.57)
2016	732,851	9.59	10.44	7,564,381	2.42	0.90	1.25	(1.74)	(1.42)
Neuberger Berman Large Cap Value
2020	57,260	13.57	14.26	816,250	0.01	0.90	1.25	9.35	9.69
2019	70,964	12.41	13.00	922,103	1.50	0.90	1.25	18.42	18.83
2018	70,797	10.48	10.94	775,106	1.30	0.90	1.25	(5.42)	(5.12)
2017	75,033	11.08	11.53	865,390	0.94	0.90	1.25	8.31	8.67
2016	75,672	10.23	10.61	802,915	1.34	0.90	1.25	22.51	22.94

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman Sustainable Equity
2020	70,096	18.01	18.97	1,325,589	0.00	0.90	1.25	14.28	14.62
2019	63,329	15.76	16.55	1,046,490	0.50	0.90	1.25	20.40	20.89
2018	63,940	13.09	13.69	874,536	0.27	0.90	1.25	(9.91)	(9.58)
2017	62,696	14.53	15.14	948,421	0.46	0.90	1.25	13.43	13.83
2016	70,780	12.81	13.30	940,537	1.02	0.90	1.25	5.35	5.64
North Square Oak Ridge Small Cap Growth
2020	2,743	18.32	18.32	50,295	-	0.90	0.90	24.88	24.88
2019	5,734	14.67	14.67	84,111	-	0.90	0.90	17.74	17.74
2018	5,201	12.46	12.46	64,796	-	0.90	0.90	(10.17)	(10.17)
2017	4,643	13.87	13.87	64,409	-	0.90	0.90	14.34	14.34
2016	2,947	12.13	12.13	35,726	-	0.90	0.90	(1.70)	(1.70)
Northern Global Tactical Asset Allocation
2020	9,699	13.10	13.10	127,078	0.02	0.90	0.90	2.42	2.42
2019	8,720	12.79	12.79	111,585	2.01	0.90	0.90	13.09	13.09
2018	10,363	11.31	11.31	117,233	3.06	0.90	0.90	(11.43)	(11.43)
2017	11,147	12.77	12.77	142,376	2.44	0.90	0.90	9.80	9.80
2016	12,078	11.63	11.63	140,481	2.86	0.90	0.90	4.96	4.96
Northern Large Cap Core
2020	9,588	19.71	19.71	188,969	0.01	0.90	0.90	7.59	7.59
2019	8,644	18.32	18.32	158,360	1.82	0.90	0.90	20.84	20.84
2018	9,091	15.16	15.16	137,818	2.45	0.90	0.90	(9.49)	(9.49)
2017	5,682	16.75	16.75	95,200	1.54	0.90	0.90	15.68	15.68
2016	7,230	14.48	14.48	104,679	1.76	0.90	0.90	7.02	7.02
Northern Large Cap Value
2020	11,351	16.67	16.67	188,922	0.01	0.90	0.90	(2.57)	(2.57)
2019	25,085	17.11	17.11	428,979	2.93	0.90	0.90	21.09	21.09
2018	10,435	14.13	14.13	147,236	1.60	0.90	0.90	(12.02)	(12.02)
2017	9,915	16.06	16.06	158,995	2.33	0.90	0.90	8.29	8.29
2016	10,321	14.83	14.83	152,930	1.40	0.90	0.90	12.43	12.43

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PGIM Jennison 20/20 Focus
2020	186,309	19.93	20.95	3,901,306	0.00	0.90	1.25	24.87	25.30
2019	219,151	15.96	16.72	3,662,835	0.25	0.90	1.25	23.24	23.67
2018	234,735	12.95	13.52	3,172,951	0.34	0.90	1.25	(9.12)	(8.77)
2017	242,293	14.25	14.82	3,590,191	-	0.90	1.25	21.28	21.77
2016	240,533	11.75	12.17	2,927,467	-	0.90	1.25	(1.09)	(0.81)
PGIM Jennison Mid-Cap Growth
2020	9,351	22.04	22.04	206,074	-	0.90	0.90	36.72	36.72
2019	7,536	16.12	16.12	121,439	-	0.90	0.90	31.91	31.91
2018	7,486	12.22	12.22	91,434	-	0.90	0.90	(11.96)	(11.96)
2017	8,101	13.88	13.88	112,410	-	0.90	0.90	17.53	17.53
2016	7,230	11.81	11.81	85,307	-	0.90	0.90	(0.08)	(0.08)
PGIM Jennison Natural Resources
2020	2,682	5.41	5.41	14,521	0.01	0.90	0.90	6.71	6.71
2019	2,452	5.07	5.07	12,418	1.73	0.90	0.90	12.17	12.17
2018	2,778	4.52	4.52	12,560	1.24	0.90	0.90	(30.67)	(30.67)
2017	2,905	6.52	6.52	18,928	-	0.90	0.90	1.09	1.09
2016	1,863	6.45	6.45	12,029	1.45	0.90	0.90	29.00	29.00
PGIM Jennison Small Company
2020	34,865	18.73	19.69	685,989	-	0.90	1.25	21.78	22.22
2019	37,406	15.38	16.11	602,154	-	0.90	1.25	22.94	23.45
2018	40,348	12.51	13.05	526,373	0.21	0.90	1.25	(17.04)	(16.77)
2017	42,878	15.08	15.68	672,047	0.04	0.90	1.25	14.50	14.87
2016	47,929	13.17	13.65	653,869	0.52	0.90	1.25	8.48	8.85

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PGIM QMA Small-Cap Value (d)
2020	21,545	10.13	10.65	227,981	0.01	0.90	1.25	(7.49)	(7.15)
2019	28,776	10.95	11.47	328,358	2.93	0.90	1.25	13.59	14.02
2018	28,712	9.64	10.06	287,396	1.26	0.90	1.25	(22.51)	(22.26)
2017	37,958	12.44	12.94	488,290	1.26	0.90	1.25	1.63	1.97
2016	46,588	12.24	12.69	588,580	0.48	0.90	1.25	28.03	28.44
PIMCO All Asset
2020	26,589	10.73	10.73	284,413	0.03	0.90	0.90	3.57	3.57
2019	34,297	10.36	10.36	354,523	2.66	0.90	0.90	7.25	7.25
2018	37,156	9.66	9.66	358,429	4.52	0.90	0.90	(9.30)	(9.30)
2017	35,661	10.65	10.65	379,162	3.18	0.90	0.90	8.78	8.78
2016	55,087	9.79	9.79	538,739	2.87	0.90	0.90	8.30	8.30
PIMCO CommodityRealReturn Strategy
2020	20,628	4.13	4.13	85,051	0.01	0.90	0.90	(3.50)	(3.50)
2019	19,370	4.28	4.28	82,717	3.85	0.90	0.90	7.54	7.54
2018	16,977	3.98	3.98	67,450	4.82	0.90	0.90	(17.60)	(17.60)
2017	17,863	4.83	4.83	86,165	7.50	0.90	0.90	(1.63)	(1.63)
2016	22,454	4.91	4.91	110,052	0.64	0.90	0.90	9.84	9.84
PIMCO Emerging Markets Bond
2020	1,546	10.37	10.37	16,005	0.04	0.90	0.90	2.07	2.07
2019	1,490	10.16	10.16	15,117	3.56	0.90	0.90	10.08	10.08
2018	867	9.23	9.23	7,985	3.88	0.90	0.90	(8.16)	(8.16)
2017	1,513	10.05	10.05	15,189	5.33	0.90	0.90	5.90	5.90
2016	886	9.49	9.49	8,381	5.49	0.90	0.90	10.09	10.09
PIMCO High Yield
2020	106,703	12.99	17.04	1,739,637	0.04	0.90	1.25	0.62	1.00
2019	101,573	12.91	16.91	1,636,893	5.10	0.90	1.25	9.69	10.14
2018	127,545	11.77	15.39	1,866,560	5.13	0.90	1.25	(6.88)	(6.59)
2017	137,254	12.64	16.50	2,152,300	4.77	0.90	1.25	2.27	2.56
2016	158,511	12.36	16.12	2,423,175	5.44	0.90	1.25	7.57	8.01

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO International Bond (U.S. Dollar-Hedged)
2020	443,302	11.34	11.91	5,276,762	0.02	0.90	1.25	1.07	1.36
2019	464,576	11.22	11.75	5,450,083	5.60	0.90	1.25	2.28	2.62
2018	453,461	10.97	11.45	5,189,182	2.14	0.90	1.25	(2.32)	(1.97)
2017	369,784	11.23	11.68	4,314,223	0.82	0.90	1.25	(1.49)	(1.10)
2016	277,128	11.40	11.81	3,266,931	0.76	0.90	1.25	1.97	2.25
PIMCO Low Duration
2020	3,770	8.01	8.01	30,229	0.01	0.90	0.90	(1.23)	(1.23)
2019	4,061	8.11	8.11	32,924	3.15	0.90	0.90	(0.12)	(0.12)
2018	5,223	8.12	8.12	42,393	1.57	0.90	0.90	(3.91)	(3.91)
2017	4,991	8.45	8.45	42,163	1.53	0.90	0.90	(2.54)	(2.54)
2016	11,973	8.67	8.67	103,863	1.51	0.90	0.90	(2.58)	(2.58)
PIMCO Real Return
2020	89,845	9.90	9.90	889,376	0.02	0.90	0.90	7.03	7.03
2019	100,796	9.25	9.25	931,514	1.31	0.90	0.90	3.70	3.70
2018	105,292	8.92	8.92	938,427	1.99	0.90	0.90	(6.30)	(6.30)
2017	114,967	9.52	9.52	1,094,073	1.95	0.90	0.90	(0.73)	(0.73)
2016	129,977	9.59	9.59	1,245,640	0.44	0.90	0.90	0.42	0.42
PIMCO StocksPLUS® Small Fund
2020	26,772	20.53	20.53	549,943	0.04	0.90	0.90	14.76	14.76
2019	88,649	17.89	17.89	1,586,392	2.61	0.90	0.90	21.37	21.37
2018	75,008	14.74	14.74	1,105,741	2.00	0.90	0.90	(15.92)	(15.92)
2017	86,425	17.53	17.53	1,515,207	3.23	0.90	0.90	12.73	12.73
2016	89,485	15.55	15.55	1,391,679	4.64	0.90	0.90	19.80	19.80
PIMCO Total Return
2020	204,724	10.79	10.79	2,207,748	0.02	0.90	0.90	4.15	4.15
2019	226,602	10.36	10.36	2,347,695	3.20	0.90	0.90	3.50	3.50
2018	251,176	10.01	10.01	2,513,995	2.59	0.90	0.90	(4.67)	(4.67)
2017	230,874	10.50	10.50	2,424,476	2.04	0.90	0.90	0.48	0.48
2016	228,036	10.45	10.45	2,383,562	2.42	0.90	0.90	(1.97)	(1.97)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT All Asset Administrative
2020	401,133	12.55	13.97	5,584,370	0.05	0.75	1.35	3.38	4.02
2019	447,756	12.14	13.43	5,994,323	2.92	0.75	1.35	7.15	7.78
2018	534,699	11.33	12.46	6,644,048	3.17	0.75	1.35	(9.43)	(8.92)
2017	606,291	12.51	13.68	8,270,983	4.66	0.75	1.35	8.69	9.35
2016	708,089	11.51	12.51	8,832,698	2.58	0.75	1.35	8.08	8.78
PIMCO VIT All Asset Advisor
2020	40,753	9.77	10.96	434,795	0.04	0.25	1.45	3.28	4.38
2019	32,905	9.46	10.50	333,049	3.39	0.25	1.45	6.89	8.25
2018	19,474	8.85	9.70	177,697	3.03	0.25	1.45	(9.60)	(8.49)
2017	24,922	9.79	11.97	249,960	4.46	0.25	1.45	8.42	11.97
2016	27,206	9.03	9.66	252,678	2.87	0.25	1.45	8.01	9.28
PIMCO VIT CommodityRealReturn Strategy Administrative
2020	711,809	3.73	4.22	2,987,436	0.07	0.75	1.35	(3.12)	(2.54)
2019	640,609	3.85	4.33	2,755,722	3.25	0.75	1.35	6.65	7.44
2018	1,369,364	3.61	4.03	5,238,282	2.67	0.75	1.35	(17.77)	(17.25)
2017	854,313	4.39	4.87	4,143,513	8.00	0.75	1.35	(2.23)	(1.62)
2016	1,666,410	4.49	4.95	7,924,344	0.98	0.75	1.35	10.32	10.74
PIMCO VIT CommodityRealReturn Strategy Advisor
2020	14,963	3.78	4.77	56,449	0.04	0.25	1.45	(3.25)	(2.04)
2019	15,974	3.86	4.93	61,553	3.18	0.25	1.45	6.48	7.97
2018	6,483	3.59	4.63	23,176	2.54	0.25	1.45	(17.91)	(17.08)
2017	6,604	4.33	11.39	28,493	10.24	0.25	1.45	(2.42)	0.80
2016	5,233	4.39	5.78	22,895	0.91	0.25	1.45	9.89	11.28
PIMCO VIT Emerging Markets Bond
2020	230,774	10.33	12.72	2,878,760	0.05	0.25	1.45	1.97	3.20
2019	270,091	10.13	12.39	3,272,587	4.02	0.25	1.45	9.63	10.92
2018	483,588	9.24	11.22	5,305,528	4.20	0.25	1.45	(8.97)	(7.86)
2017	469,364	10.15	12.24	5,631,169	5.19	0.25	1.45	4.96	6.29
2016	753,360	9.67	11.58	8,598,007	6.17	0.25	1.45	8.29	9.56

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2020	5,199	8.81	12.08	61,364	0.02	0.25	1.45	5.26	6.53
2019	5,074	8.37	11.34	56,300	2.36	0.25	1.45	1.33	2.62
2018	4,932	8.26	11.05	53,438	5.17	0.25	1.45	(8.43)	(7.38)
2017	8,485	9.02	11.93	99,372	2.87	0.25	1.45	3.80	5.11
2016	1,237	8.69	11.35	13,816	4.64	0.25	1.45	(0.57)	0.53
PIMCO VIT Global Managed Asset Allocation
2020	9,485	11.60	12.57	116,361	0.03	0.25	1.45	11.65	12.94
2019	1,630	10.39	11.13	16,938	0.48	0.25	1.45	11.84	13.22
2018	-	9.29	9.83	-	-	0.25	1.45	(9.72)	(8.64)
2017	-	10.29	10.76	-	-	0.25	1.45	9.00	10.36
2016	-	9.44	9.75	-	-	0.25	1.45	(0.63)	0.62
PIMCO VIT High Yield
2020	9,741	10.60	19.10	162,140	0.02	0.25	1.45	1.05	2.25
2019	133,897	10.49	18.68	1,912,690	4.97	0.25	1.45	9.61	10.93
2018	34,422	9.57	16.84	417,210	4.64	0.25	1.45	(7.00)	(5.82)
2017	29,613	10.29	17.88	440,466	6.17	0.25	1.45	1.88	3.05
2016	191,468	10.10	17.35	2,095,843	11.14	0.25	1.45	7.45	8.78
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2020	600,916	11.69	12.50	7,406,108	0.06	0.75	1.35	1.04	1.63
2019	629,161	11.57	12.30	7,731,018	1.86	0.75	1.35	2.39	3.10
2018	830,987	11.30	11.93	9,878,006	1.42	0.75	1.35	(2.25)	(1.65)
2017	805,890	11.56	12.13	9,768,853	4.37	0.75	1.35	(1.62)	(1.06)
2016	965,371	11.75	12.26	11,787,884	1.33	0.75	1.35	2.00	2.59
PIMCO VIT International Bond Portfolio (Unhedged)
2020	25,126	8.79	9.23	227,660	0.05	0.25	1.45	5.90	7.08
2019	24,266	8.30	8.62	205,480	0.86	0.25	1.45	2.22	3.48
2018	5,324	8.12	8.33	43,723	5.59	0.25	1.45	(8.25)	(7.13)
2017	7,760	8.85	8.97	68,728	1.97	0.25	1.45	5.86	7.17
2016	4,026	8.27	8.37	33,342	1.86	0.25	1.45	(1.65)	(0.36)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Low Duration Administrative (d)
2020	3,705,883	7.60	9.67	30,744,495	0.01	0.25	1.40	(1.44)	(0.31)
2019	3,160,496	7.71	9.70	26,421,783	2.77	0.25	1.40	(0.48)	0.73
2018	3,662,980	7.74	9.63	30,621,962	1.89	0.25	1.40	(4.02)	(2.92)
2017	3,826,748	8.06	9.92	33,144,660	1.34	0.25	1.40	(3.01)	(1.88)
2016	4,302,353	8.31	10.11	38,289,628	1.52	0.25	1.40	(2.92)	(1.84)
PIMCO VIT Low Duration Advisor
2020	95,450	8.05	8.53	800,165	0.01	0.25	1.45	(1.59)	(0.35)
2019	106,010	8.18	8.56	892,132	2.37	0.25	1.45	(0.61)	0.59
2018	173,346	8.23	8.51	1,449,761	1.32	0.25	1.45	(4.08)	(2.96)
2017	235,105	8.58	8.77	2,029,143	1.16	0.25	1.45	(3.16)	(2.01)
2016	86,070	8.85	8.95	762,359	1.69	0.25	1.45	(3.17)	(1.86)
PIMCO VIT Real Return Administrative (d)
2020	1,892,947	10.30	12.03	21,279,025	0.01	0.25	1.40	6.96	8.09
2019	2,138,306	9.63	11.13	22,383,387	1.68	0.25	1.40	3.74	5.00
2018	2,561,635	9.28	10.60	25,676,192	2.64	0.25	1.40	(6.45)	(5.36)
2017	2,775,539	9.92	11.20	29,577,046	2.32	0.25	1.40	(0.80)	0.36
2016	3,506,689	10.00	11.16	37,371,297	2.29	0.25	1.40	0.60	1.82
PIMCO VIT Real Return Advisor
2020	28,794	9.05	10.08	278,041	0.01	0.25	1.45	6.72	8.04
2019	55,355	8.48	9.33	506,777	1.34	0.25	1.45	3.67	4.83
2018	80,066	8.18	8.90	700,508	2.56	0.25	1.45	(6.62)	(5.42)
2017	80,582	8.76	10.21	746,952	2.40	0.25	1.45	(0.90)	2.30
2016	61,588	8.84	9.38	570,559	1.99	0.25	1.45	0.45	1.74

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Short-Term
2020	45,546	8.14	8.76	389,604	0.01	0.25	1.45	(2.40)	(1.13)
2019	151,650	8.34	8.86	1,322,300	2.00	0.25	1.45	(1.77)	(0.56)
2018	91,187	8.49	8.91	802,561	2.05	0.25	1.45	(2.97)	(1.87)
2017	137,470	8.75	9.08	1,235,245	1.65	0.25	1.45	(2.13)	(0.98)
2016	146,987	8.94	9.17	1,336,186	0.57	0.25	1.45	(2.30)	(0.97)
PIMCO VIT Total Return Administrative
2020	1,324,739	10.84	10.84	14,391,974	0.02	1.40	1.40	4.03	4.03
2019	1,339,766	10.42	12.49	13,997,936	3.03	0.25	1.40	3.68	4.87
2018	1,527,795	10.05	11.91	15,389,858	2.50	0.25	1.40	(4.83)	(3.72)
2017	1,691,503	10.56	12.37	17,898,060	2.00	0.25	1.40	0.38	1.56
2016	1,772,489	10.52	12.18	18,678,574	2.16	0.25	1.40	(1.77)	(0.57)
PIMCO VIT Total Return Advisor
2020	1,140,056	9.46	10.50	11,464,816	0.02	0.25	1.45	3.73	5.11
2019	863,420	9.12	9.99	8,315,061	2.58	0.25	1.45	3.52	4.72
2018	897,248	8.81	9.54	8,274,688	2.20	0.25	1.45	(4.96)	(3.83)
2017	868,650	9.27	9.92	8,375,823	1.76	0.25	1.45	0.22	1.54
2016	570,492	9.25	9.77	5,439,769	2.49	0.25	1.45	(1.80)	(0.71)
Pioneer Bond VCT
2020	15,039	9.69	10.35	153,189	0.01	0.25	1.45	3.64	4.97
2019	219,708	9.35	9.86	2,073,250	3.24	0.25	1.45	4.12	5.34
2018	108,321	8.98	9.36	986,106	2.33	0.25	1.45	(5.27)	(4.10)
2017	55,391	9.48	9.76	535,425	2.58	0.25	1.45	(0.84)	0.31
2016	47,761	9.56	9.73	460,935	2.66	0.25	1.45	(0.62)	0.52
Pioneer Equity Income VCT
2020	7,900	13.75	17.84	134,180	0.02	0.25	1.45	(4.65)	(3.46)
2019	9,677	14.42	18.48	171,872	2.54	0.25	1.45	19.77	21.26
2018	8,297	12.04	15.24	121,520	2.25	0.25	1.45	(12.75)	(11.70)
2017	11,900	13.80	17.26	194,518	1.29	0.25	1.45	10.14	11.50
2016	14,017	12.53	15.48	210,777	1.56	0.25	1.45	14.32	15.70

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Pioneer High Yield VCT
2020	-	9.76	11.27	-	0.01	0.25	1.45	(2.50)	(1.31)
2019	10,830	10.01	11.42	118,517	5.20	0.25	1.45	9.40	10.66
2018	-	9.15	10.32	-	4.02	0.25	1.45	(8.22)	(7.03)
2017	10,653	9.97	11.10	116,837	10.12	0.25	1.45	2.36	3.54
2016	1,441	9.74	10.72	13,978	-	0.25	1.45	8.83	10.17
Pioneer Real Estate Shares VCT
2020	1,758	10.82	12.90	20,072	0.01	0.25	1.45	(11.60)	(10.60)
2019	3,702	12.24	14.43	50,362	1.84	0.25	1.45	22.28	23.86
2018	1,679	10.01	11.65	17,654	2.51	0.25	1.45	(11.57)	(10.52)
2017	1,551	11.32	13.02	18,472	2.44	0.25	1.45	(1.22)	(1.22)
2016	1,138	11.46	13.02	13,911	0.80	0.25	1.45	1.24	2.44
Pioneer Strategic Income
2020	5,783	10.42	10.42	60,180	0.03	0.90	0.90	3.27	3.27
2019	7,490	10.09	10.09	75,480	3.07	0.90	0.90	5.99	5.99
2018	8,144	9.52	9.52	77,455	2.95	0.90	0.90	(5.65)	(5.65)
2017	9,826	10.09	10.09	99,098	3.50	0.90	0.90	1.20	1.20
2016	10,229	9.97	9.97	101,970	3.73	0.90	0.90	3.42	3.42
Pioneer Strategic Income VCT
2020	8,232	9.61	10.30	81,652	0.01	0.25	1.45	2.78	3.94
2019	121,371	9.35	9.91	1,136,819	3.77	0.25	1.45	4.70	5.99
2018	30,988	8.93	9.35	277,640	2.21	0.25	1.45	(6.20)	(5.08)
2017	13,638	9.52	9.85	131,690	3.34	0.25	1.45	0.11	1.34
2016	13,740	9.51	9.72	131,626	3.24	0.25	1.45	2.70	3.96
Power Income VIT
2020	7,394	7.34	8.12	59,160	0.01	0.25	1.45	(10.16)	(8.97)
2019	22,572	8.17	8.92	198,541	1.82	0.25	1.45	3.03	4.33
2018	38,098	7.93	8.55	321,943	2.09	0.25	1.45	(7.58)	(6.46)
2017	41,709	8.58	9.14	374,008	1.01	0.25	1.45	(2.28)	(1.08)
2016	29,660	8.78	9.24	267,720	-	0.25	1.45	(0.23)	0.98

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Probabilities Fund
2020	354,188	8.74	9.78	3,337,015	-	0.25	1.45	(12.42)	(11.33)
2019	215,693	9.98	11.03	2,275,934	-	0.25	1.45	27.62	29.16
2018	219,082	7.82	8.54	1,800,432	-	0.25	1.45	(19.21)	(18.20)
2017	341,426	9.68	10.44	3,405,872	-	0.25	1.45	10.38	11.66
2016	396,385	8.77	9.35	3,560,029	-	0.25	1.45	(2.34)	(1.16)
Putnam VT Diversified Income
2020	29,458	9.02	10.04	286,982	0.06	0.25	1.45	(5.15)	(4.11)
2019	48,910	9.51	10.47	481,691	3.98	0.25	1.45	6.38	7.72
2018	31,889	8.94	9.72	303,542	3.21	0.25	1.45	(5.40)	(4.14)
2017	15,223	9.45	10.14	151,681	5.38	0.25	1.45	2.49	3.68
2016	15,957	9.22	9.78	153,790	6.73	0.25	1.45	0.88	2.09
Putnam VT Equity Income
2020	52,318	14.59	19.33	917,255	0.01	0.25	1.45	1.18	2.38
2019	46,574	14.42	18.88	811,385	1.81	0.25	1.45	24.74	26.20
2018	44,725	11.56	14.96	618,745	0.65	0.25	1.45	(12.49)	(11.43)
2017	47,216	13.21	16.89	739,179	1.60	0.25	1.45	13.59	14.98
2016	46,820	11.63	14.69	651,004	1.63	0.25	1.45	8.69	10.04
Putnam VT Global Asset Allocation
2020	1,088	12.77	15.35	13,865	0.02	0.25	1.45	7.40	8.71
2019	1,056	11.89	14.12	12,526	1.45	0.25	1.45	12.06	13.41
2018	1,025	10.61	12.45	10,851	1.87	0.25	1.45	(11.36)	(10.24)
2017	994	11.97	13.87	11,873	2.64	0.25	1.45	10.32	11.58
2016	7,324	10.85	12.43	79,437	1.01	0.25	1.45	2.07	3.33
Putnam VT Growth Opportunities
2020	13,076	25.95	33.39	430,043	-	0.25	1.45	32.67	34.26
2019	-	19.56	24.87	-	0.38	0.25	1.45	30.75	32.36
2018	5,092	14.96	18.79	94,516	-	0.25	1.45	(2.09)	(0.90)
2017	-	15.28	18.96	-	-	0.25	1.45	25.25	26.74
2016	-	12.20	14.96	-	-	0.25	1.45	1.84	3.10

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Putnam VT High Yield
2020	68,468	10.27	11.41	728,150	0.05	0.25	1.45	0.59	1.88
2019	71,425	10.21	11.20	751,680	6.17	0.25	1.45	9.43	10.78
2018	78,129	9.33	10.11	747,295	4.33	0.25	1.45	(8.26)	(7.16)
2017	128,095	10.17	10.89	1,346,514	0.17	0.25	1.45	2.31	3.52
2016	4,826	9.94	10.52	50,186	1.74	0.25	1.45	10.44	11.91
Putnam VT Income
2020	196,610	9.85	10.51	1,976,277	0.08	0.25	1.45	1.13	2.34
2019	32,366	9.74	10.27	316,847	4.26	0.25	1.45	7.03	8.33
2018	2,683	9.10	9.48	25,130	2.91	0.25	1.45	(4.21)	(2.97)
2017	2,469	9.50	9.77	23,886	3.55	0.25	1.45	1.06	2.20
2016	1,688	9.40	9.56	16,007	8.08	0.25	1.45	(2.49)	(1.24)
Putnam VT Multi-Asset Absolute Return
2020	55,095	7.29	8.10	422,539	-	0.25	1.45	(11.42)	(10.40)
2019	68,689	8.23	9.04	582,258	-	0.25	1.45	1.23	2.49
2018	73,160	8.13	8.82	607,793	0.37	0.25	1.45	(11.82)	(10.73)
2017	90,014	9.22	9.88	849,152	-	0.25	1.45	2.22	3.56
2016	123,858	9.02	9.54	1,142,500	3.24	0.25	1.45	(3.63)	(2.55)
Putnam VT Multi-Cap Core
2020	-	17.64	23.19	-	-	0.25	1.45	12.21	13.51
2019	8,344	15.72	20.43	168,051	1.07	0.25	1.45	25.86	27.45
2018	7,764	12.49	16.03	122,967	1.15	0.25	1.45	(11.67)	(10.60)
2017	7,561	13.57	17.93	134,206	1.13	0.25	1.45	17.54	21.27
2016	8,747	12.03	15.08	126,762	1.23	0.25	1.45	7.12	8.49
Putnam VT Small Cap Growth
2020	1,802	17.34	22.78	31,252	-	0.25	1.45	41.90	43.63
2019	1,755	12.22	15.86	21,438	-	0.25	1.45	31.54	33.05
2018	1,709	9.29	11.92	15,881	-	0.25	1.45	(17.64)	(16.59)
2017	1,664	11.28	14.29	18,770	0.94	0.25	1.45	3.20	4.46
2016	-	10.93	13.68	-	-	0.25	1.45	10.52	11.86

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Putnam VT Small Cap Value
2020	15,121	11.02	11.02	166,978	0.01	0.75	0.75	0.09	0.09
2019	14,106	11.01	11.01	155,600	0.32	0.75	0.75	19.67	19.67
2018	37,155	9.20	9.20	342,060	0.34	0.75	0.75	(22.88)	(22.88)
2017	23,614	11.93	13.62	282,085	0.58	0.75	1.25	3.92	6.49
2016	17,262	11.48	11.48	198,321	1.43	0.75	0.75	22.78	22.78
Redwood Managed Volatility
2020	45,206	10.98	11.68	512,436	0.02	0.25	1.45	5.48	6.76
2019	115,508	10.41	10.94	1,213,829	0.74	0.25	1.45	4.00	5.19
2018	284,065	10.01	10.40	2,853,427	7.53	0.25	1.45	(7.14)	(5.97)
2017	707,585	10.78	11.06	7,635,448	6.15	0.25	1.45	2.76	4.05
2016	1,184,775	10.49	10.63	12,427,718	1.93	0.25	1.45	7.15	8.47
Royce Micro-Cap
2020	319,251	10.45	12.60	3,996,511	-	0.75	1.35	18.48	19.21
2019	394,530	8.82	10.57	4,148,364	-	0.75	1.35	14.40	15.14
2018	518,643	7.71	9.18	4,645,697	-	0.75	1.35	(12.88)	(12.40)
2017	949,281	8.85	10.48	9,247,207	0.80	0.75	1.35	0.68	1.35
2016	593,899	8.79	10.34	6,135,125	0.63	0.75	1.35	14.60	15.27
Royce Opportunity
2020	178,959	16.69	17.55	3,141,719	-	0.90	1.25	20.94	21.45
2019	173,507	13.80	14.45	2,506,615	-	0.90	1.25	22.45	22.87
2018	149,633	11.27	11.76	1,757,371	-	0.90	1.25	(23.44)	(23.19)
2017	161,565	14.72	15.31	2,470,383	-	0.90	1.25	16.36	16.78
2016	176,763	12.65	13.11	2,314,818	-	0.90	1.25	24.26	24.62
Royce Small-Cap Value
2020	99,200	10.10	10.61	1,052,100	0.02	0.90	1.25	(10.38)	(10.08)
2019	107,549	11.27	11.80	1,268,488	0.56	0.90	1.25	13.27	13.68
2018	133,833	9.95	10.38	1,388,227	0.16	0.90	1.25	(11.00)	(10.75)
2017	142,960	11.18	11.63	1,661,315	0.27	0.90	1.25	0.90	1.22
2016	137,194	11.08	11.49	1,574,710	0.56	0.90	1.25	16.02	16.41

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Banking
2020	98,518	4.86	10.51	555,206	0.01	0.25	1.45	(12.49)	(11.48)
2019	224,158	5.49	12.01	1,390,148	0.94	0.25	1.45	22.80	24.23
2018	229,450	4.43	9.78	1,178,828	0.71	0.25	1.45	(22.75)	(21.72)
2017	247,297	5.67	12.66	1,643,104	0.21	0.25	1.45	7.65	8.82
2016	403,850	5.22	11.76	2,586,765	0.53	0.25	1.45	21.61	23.38
Rydex VIF Basic Materials
2020	165,051	12.32	15.30	2,412,402	0.01	0.25	1.45	14.50	15.88
2019	131,322	10.76	13.34	1,671,521	-	0.25	1.45	16.20	17.52
2018	163,068	9.26	11.47	1,796,682	0.40	0.25	1.45	(21.06)	(20.08)
2017	332,869	11.73	14.51	4,592,374	0.46	0.25	1.45	16.14	17.53
2016	365,647	10.00	12.47	4,368,242	-	0.25	1.45	25.15	26.67
Rydex VIF Biotechnology
2020	151,300	16.23	34.59	3,285,750	-	0.25	1.45	16.01	17.41
2019	168,722	13.99	29.46	2,928,424	-	0.25	1.45	19.27	20.69
2018	201,971	11.73	24.41	3,041,286	-	0.25	1.45	(13.43)	(12.32)
2017	258,556	13.55	27.84	4,369,791	-	0.25	1.45	23.86	25.29
2016	258,344	10.94	22.22	3,509,893	-	0.25	1.45	(23.17)	(22.25)
Rydex VIF Commodities Strategy
2020	191,731	1.19	2.67	268,466	0.01	0.25	1.45	(26.04)	(25.40)
2019	133,313	1.60	3.61	216,482	1.09	0.25	1.45	10.06	11.50
2018	300,912	1.45	3.28	460,996	4.81	0.25	1.45	(18.99)	(17.82)
2017	481,836	1.79	4.04	1,018,968	-	0.25	1.45	(0.25)	1.10
2016	657,016	1.79	4.05	1,423,055	-	0.25	1.45	5.74	6.80
Rydex VIF Consumer Products
2020	154,778	12.26	20.80	2,930,833	0.01	0.25	1.45	2.85	4.14
2019	91,124	11.92	20.19	1,735,569	0.96	0.25	1.45	16.98	18.42
2018	111,887	10.19	17.23	1,723,283	0.72	0.25	1.45	(15.92)	(14.91)
2017	126,304	12.12	20.47	2,365,068	1.09	0.25	1.45	6.60	7.90
2016	167,343	11.37	19.17	2,863,303	0.91	0.25	1.45	0.89	2.09

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Dow 2x Strategy (d)
2020	66,035	24.69	29.14	1,851,810	0.01	0.25	1.45	(2.76)	(1.58)
2019	79,702	25.39	29.93	2,302,938	0.95	0.25	1.45	41.06	42.77
2018	104,161	18.00	21.18	2,122,376	0.17	0.25	1.45	(18.00)	(16.99)
2017	131,685	21.95	25.79	3,249,464	0.06	0.25	1.45	51.59	53.43
2016	143,261	14.48	16.98	2,367,865	-	0.25	1.45	25.04	26.53
Rydex VIF Electronics
2020	77,765	12.18	35.26	1,044,289	-	0.25	1.45	49.15	50.98
2019	102,943	8.15	23.64	939,847	-	0.25	1.45	52.32	54.17
2018	96,754	5.34	15.52	519,422	-	0.25	1.45	(16.51)	(15.47)
2017	159,196	6.39	18.59	1,041,994	-	0.25	1.45	25.35	26.80
2016	257,580	5.09	14.83	1,391,457	-	0.25	1.45	18.93	20.34
Rydex VIF Energy
2020	355,523	2.86	4.08	1,257,531	0.01	0.25	1.45	(37.14)	(36.35)
2019	170,739	4.55	6.48	1,078,416	0.22	0.25	1.45	2.02	3.44
2018	220,407	4.46	6.33	1,354,441	0.68	0.25	1.45	(28.64)	(27.92)
2017	281,537	6.25	8.87	2,415,313	0.56	0.25	1.45	(10.46)	(9.24)
2016	419,569	6.98	9.88	3,985,575	0.80	0.25	1.45	25.77	27.14
Rydex VIF Energy Services
2020	324,399	1.25	1.50	432,705	0.01	0.25	1.45	(40.00)	(39.17)
2019	155,061	2.08	2.47	354,332	-	0.25	1.45	(4.59)	(3.14)
2018	442,518	2.18	2.55	1,073,955	3.73	0.25	1.45	(48.09)	(47.42)
2017	377,070	4.19	4.85	1,762,363	-	0.25	1.45	(22.12)	(21.14)
2016	374,658	5.38	6.15	2,229,336	0.74	0.25	1.45	17.72	19.19

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Europe 1.25x Strategy (d)
2020	106,126	5.01	8.66	636,190	0.02	0.25	1.45	(4.20)	(3.01)
2019	115,254	5.17	9.04	719,271	1.15	0.25	1.45	22.83	24.36
2018	128,469	4.17	7.36	632,660	0.31	0.25	1.45	(22.53)	(21.51)
2017	220,988	5.32	9.50	1,414,236	0.94	0.25	1.45	23.06	24.49
2016	190,731	4.28	7.72	1,014,865	1.14	0.25	1.45	(9.71)	(8.58)
Rydex VIF Financial Services
2020	237,357	7.61	12.35	1,879,291	0.00	0.25	1.45	(4.49)	(3.22)
2019	147,829	7.88	12.93	1,329,990	0.78	0.25	1.45	22.56	23.93
2018	150,086	6.37	10.55	1,030,977	0.93	0.25	1.45	(16.14)	(15.10)
2017	239,170	7.51	12.58	1,950,167	0.39	0.25	1.45	10.54	11.95
2016	322,551	6.73	11.38	2,505,052	0.62	0.25	1.45	10.81	12.09
Rydex VIF Government Long Bond 1.2x Strategy (d)
2020	95,188	12.72	17.24	1,362,228	0.00	0.25	1.45	16.70	18.08
2019	66,935	10.90	14.60	879,462	1.27	0.25	1.45	11.68	13.00
2018	79,270	9.76	12.92	928,989	1.41	0.25	1.45	(9.46)	(8.30)
2017	102,772	10.78	14.09	1,328,263	1.16	0.25	1.45	4.86	6.10
2016	240,203	10.28	13.28	2,960,733	1.32	0.25	1.45	(4.73)	(3.56)
Rydex VIF Health Care
2020	230,876	17.12	24.24	4,790,332	-	0.25	1.45	13.45	14.83
2019	199,804	15.09	21.11	3,489,312	-	0.25	1.45	17.25	18.66
2018	302,174	12.87	17.79	4,518,730	-	0.25	1.45	(3.16)	(1.98)
2017	303,520	13.29	18.15	4,726,672	-	0.25	1.45	17.51	18.94
2016	326,930	11.31	15.26	4,351,243	-	0.25	1.45	(13.66)	(12.60)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF High Yield Strategy
2020	2,076	10.57	11.24	23,119	0.00	0.25	1.45	(4.77)	(3.68)
2019	304,617	11.10	11.67	3,386,344	2.18	0.25	1.45	8.82	10.20
2018	18,890	10.20	10.59	194,521	1.57	0.25	1.45	(5.20)	(3.99)
2017	186,793	10.76	11.03	2,011,574	0.54	0.25	1.45	2.28	3.37
2016	8,143	10.52	10.67	86,634	6.33	0.25	1.45	6.69	8.11
Rydex VIF Internet
2020	170,773	18.40	35.56	3,191,204	-	0.25	1.45	53.26	55.08
2019	189,172	11.99	22.93	2,320,006	-	0.25	1.45	19.93	21.45
2018	201,737	9.97	18.88	2,076,324	-	0.25	1.45	(7.43)	(6.30)
2017	137,915	10.76	20.15	1,541,358	-	0.25	1.45	28.16	29.67
2016	89,460	8.39	15.54	763,748	-	0.25	1.45	(0.08)	1.11
Rydex VIF Inverse Dow 2x Strategy (d)
2020	1,035,973	0.07	0.65	264,430	0.03	0.25	1.45	(50.00)	(46.15)
2019	952,719	0.13	1.25	126,744	-	0.25	1.45	(38.73)	(36.84)
2018	1,418,568	0.21	2.04	289,726	-	0.25	1.45	(4.55)	(2.56)
2017	679,920	0.22	2.10	154,041	-	0.25	1.45	(41.67)	(40.54)
2016	4,856,361	0.37	3.60	1,958,774	-	0.25	1.45	(32.84)	(31.58)
Rydex VIF Inverse Government Long Bond Strategy (d)
2020	219,575	1.03	3.48	253,104	0.00	0.25	1.45	(24.51)	(23.50)
2019	232,363	1.36	4.61	363,389	-	0.25	1.45	(17.07)	(15.97)
2018	361,018	1.64	5.55	676,145	-	0.25	1.45	(0.89)	0.43
2017	380,801	1.65	5.60	654,922	-	0.25	1.45	(12.77)	(11.90)
2016	452,800	1.89	6.42	892,941	-	0.25	1.45	(7.35)	(5.94)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Inverse Mid-Cap Strategy (d)
2020	15,519	0.54	2.60	8,362	0.01	0.25	1.45	(28.18)	(27.64)
2019	13,896	0.75	3.62	10,424	0.38	0.25	1.45	(23.79)	(22.64)
2018	12,383	0.98	4.75	12,075	-	0.25	1.45	6.03	7.24
2017	29,243	0.92	4.48	27,645	-	0.25	1.45	(17.34)	(16.29)
2016	74,000	1.11	5.42	110,224	-	0.25	1.45	(22.68)	(21.55)
Rydex VIF Inverse NASDAQ-100® Strategy (d)
2020	192,057	0.25	1.26	51,286	0.08	0.25	1.45	(40.85)	(39.73)
2019	142,335	0.42	2.13	63,898	0.74	0.25	1.45	(31.15)	(29.91)
2018	181,691	0.61	3.09	114,538	-	0.25	1.45	(7.58)	(5.41)
2017	334,341	0.66	3.33	302,897	-	0.25	1.45	(27.92)	(26.92)
2016	713,922	0.91	4.62	809,884	-	0.25	1.45	(13.33)	(12.36)
Rydex VIF Inverse Russell 2000® Strategy (d)
2020	154,424	0.46	2.41	69,952	0.02	0.25	1.45	(33.79)	(32.77)
2019	40,626	0.69	3.64	28,102	0.65	0.25	1.45	(24.18)	(23.23)
2018	74,550	0.91	4.79	90,188	-	0.25	1.45	6.21	7.43
2017	255,790	0.85	4.51	218,138	-	0.25	1.45	(17.48)	(15.91)
2016	499,087	1.03	5.45	560,835	-	0.25	1.45	(23.78)	(23.11)
Rydex VIF Inverse S&P 500 Strategy (d)
2020	278,495	0.55	2.28	184,860	0.02	0.25	1.45	(28.30)	(27.21)
2019	251,502	0.76	3.18	204,313	1.33	0.25	1.45	(26.22)	(25.38)
2018	123,788	1.03	4.31	176,961	-	0.25	1.45	(0.96)	0.52
2017	308,754	1.04	4.33	373,675	-	0.25	1.45	(20.99)	(20.00)
2016	678,501	1.31	5.48	1,027,201	-	0.25	1.45	(16.03)	(14.93)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Japan 2x Strategy (d)
2020	30,285	16.16	17.82	490,395	0.01	0.25	1.45	34.29	35.98
2019	47,961	12.01	13.27	577,247	1.28	0.25	1.45	32.97	34.63
2018	47,665	9.02	9.98	431,332	-	0.25	1.45	(26.29)	(25.42)
2017	77,534	12.16	13.54	948,244	-	0.25	1.45	43.74	45.38
2016	109,971	8.38	9.42	933,537	-	0.25	1.45	4.09	5.43
Rydex VIF Leisure
2020	30,030	15.61	18.59	471,072	-	0.25	1.45	15.74	17.14
2019	36,688	13.47	15.87	496,889	0.32	0.25	1.45	23.64	25.16
2018	50,599	10.88	12.68	552,940	0.38	0.25	1.45	(17.23)	(16.25)
2017	55,320	13.12	15.14	727,858	0.37	0.25	1.45	14.87	16.28
2016	50,477	11.41	13.02	576,753	0.27	0.25	1.45	4.80	6.11
Rydex VIF Mid-Cap 1.5x Strategy (d)
2020	39,272	16.72	28.67	1,051,709	0.01	0.25	1.45	5.89	7.09
2019	49,922	15.79	27.05	1,305,513	0.82	0.25	1.45	30.17	31.83
2018	94,476	12.13	20.74	1,693,603	0.16	0.25	1.45	(22.94)	(21.99)
2017	110,631	15.74	26.87	2,589,298	-	0.25	1.45	17.11	18.52
2016	151,864	13.44	22.91	2,933,961	-	0.25	1.45	23.99	25.46
Rydex VIF NASDAQ-100®
2020	227,243	28.70	41.24	6,977,732	0.00	0.25	1.45	38.65	40.32
2019	529,272	20.70	29.39	11,765,578	0.09	0.25	1.45	30.93	32.51
2018	303,427	15.81	22.18	5,121,966	-	0.25	1.45	(6.12)	(4.97)
2017	317,132	16.84	23.34	5,795,893	-	0.25	1.45	25.39	26.92
2016	413,711	13.43	18.39	6,002,379	-	0.25	1.45	1.36	2.62

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF NASDAQ-100® 2x Strategy (d)
2020	174,982	63.16	129.48	14,023,444	0.00	0.25	1.45	78.68	80.81
2019	271,071	35.30	71.61	10,247,373	0.23	0.25	1.45	72.64	74.79
2018	511,277	20.41	40.97	10,921,698	-	0.25	1.45	(13.28)	(12.23)
2017	468,700	23.50	46.68	11,620,810	-	0.25	1.45	62.09	64.08
2016	609,466	14.47	28.45	9,240,006	-	0.25	1.45	4.85	6.12
Rydex VIF Nova (d)
2020	118,098	19.62	23.70	2,388,633	0.01	0.25	1.45	14.77	16.12
2019	161,653	17.07	20.41	2,770,551	1.21	0.25	1.45	38.73	40.47
2018	153,171	12.28	14.59	1,932,670	0.19	0.25	1.45	(14.28)	(13.20)
2017	291,653	14.30	17.02	4,187,700	0.04	0.25	1.45	26.07	27.59
2016	311,455	11.33	13.50	3,546,761	-	0.25	1.45	10.66	12.04
Rydex VIF Precious Metals
2020	381,788	6.72	12.69	4,713,784	0.05	0.25	1.45	28.43	30.13
2019	457,383	5.18	9.86	4,255,233	-	0.25	1.45	45.44	47.16
2018	415,057	3.52	6.77	2,730,591	4.73	0.25	1.45	(20.30)	(19.24)
2017	462,659	4.37	8.48	3,851,108	4.93	0.25	1.45	2.44	3.71
2016	599,240	4.23	8.26	4,579,538	-	0.25	1.45	58.33	60.23
Rydex VIF Real Estate
2020	158,896	8.45	14.69	2,195,538	0.03	0.25	1.45	(9.94)	(8.82)
2019	314,855	9.28	16.28	4,841,119	2.53	0.25	1.45	19.06	20.51
2018	244,278	7.72	13.66	2,970,457	1.05	0.25	1.45	(11.41)	(10.33)
2017	208,961	8.62	15.39	3,089,828	3.41	0.25	1.45	1.99	3.28
2016	258,029	8.37	15.07	3,829,723	1.09	0.25	1.45	5.38	6.62

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Retailing
2020	52,322	16.38	22.65	1,142,121	-	0.25	1.45	37.42	39.04
2019	56,056	11.92	16.29	817,853	-	0.25	1.45	19.08	20.49
2018	66,547	10.01	13.52	880,385	0.01	0.25	1.45	(7.49)	(6.31)
2017	42,427	10.82	14.58	593,650	-	0.25	1.45	7.88	9.24
2016	61,497	10.03	13.50	820,291	-	0.25	1.45	(4.02)	(2.94)
Rydex VIF Russell 2000® 1.5x Strategy (d)
2020	66,840	16.27	21.52	1,379,767	-	0.25	1.45	14.74	16.15
2019	42,450	14.18	18.72	789,623	-	0.25	1.45	29.50	31.09
2018	56,858	10.95	14.43	774,642	-	0.25	1.45	(23.10)	(22.14)
2017	55,922	14.19	18.74	1,004,780	-	0.25	1.45	14.84	16.19
2016	96,345	12.24	16.30	1,487,106	-	0.25	1.45	24.75	26.19
Rydex VIF Russell 2000® 2x Strategy (d)
2020	933,496	13.16	17.97	12,377,233	0.00	0.25	1.45	12.03	13.40
2019	114,744	11.72	16.04	1,376,187	0.49	0.25	1.45	40.70	42.51
2018	128,941	8.32	11.40	1,103,418	-	0.25	1.45	(29.41)	(28.61)
2017	363,929	11.77	16.15	4,313,602	-	0.25	1.45	20.79	22.29
2016	303,172	9.73	13.37	3,023,453	-	0.25	1.45	32.11	33.68
Rydex VIF S&P 500 2x Strategy (d)
2020	162,308	23.76	29.81	4,045,097	0.01	0.25	1.45	12.87	14.29
2019	213,905	21.01	26.41	4,699,334	-	0.25	1.45	55.44	57.39
2018	240,815	13.50	16.99	3,454,861	0.05	0.25	1.45	(19.10)	(18.13)
2017	315,462	16.66	21.00	5,491,789	-	0.25	1.45	37.25	38.94
2016	313,971	12.12	15.30	3,905,031	-	0.25	1.45	15.12	16.46

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF S&P 500 Pure Growth
2020	183,767	18.07	25.41	3,928,105	-	0.25	1.45	21.77	23.23
2019	296,824	14.84	20.62	5,194,166	-	0.25	1.45	21.04	22.59
2018	371,996	12.26	16.82	5,400,259	-	0.25	1.45	(9.72)	(8.69)
2017	523,214	13.58	18.42	8,216,326	-	0.25	1.45	18.91	20.47
2016	453,991	11.42	15.29	6,097,794	-	0.25	1.45	(1.89)	(0.71)
Rydex VIF S&P 500 Pure Value
2020	630,370	10.87	13.36	8,381,376	0.01	0.25	1.45	(14.48)	(13.49)
2019	556,955	12.71	15.60	8,442,234	0.80	0.25	1.45	17.90	19.38
2018	485,520	10.78	13.21	6,322,659	0.52	0.25	1.45	(17.08)	(16.12)
2017	347,842	13.00	15.92	5,411,096	0.59	0.25	1.45	10.83	12.15
2016	460,145	11.73	14.34	6,579,064	1.18	0.25	1.45	12.25	13.64
Rydex VIF S&P MidCap 400 Pure Growth
2020	173,286	12.80	21.42	3,129,376	-	0.25	1.45	24.76	26.30
2019	139,027	10.26	16.96	2,317,075	-	0.25	1.45	10.44	11.73
2018	180,111	9.29	15.30	2,725,305	-	0.25	1.45	(18.58)	(17.54)
2017	213,831	11.41	18.75	3,944,404	-	0.25	1.45	13.53	14.92
2016	188,182	10.05	16.48	3,073,113	-	0.25	1.45	(1.76)	(0.56)
Rydex VIF S&P MidCap 400 Pure Value
2020	182,298	11.61	15.37	2,759,688	0.00	0.25	1.45	2.65	4.00
2019	97,075	11.31	14.95	1,396,528	-	0.25	1.45	17.08	18.52
2018	89,567	9.66	12.74	1,122,304	-	0.25	1.45	(22.47)	(21.55)
2017	110,031	12.46	16.42	1,781,586	-	0.25	1.45	8.16	9.48
2016	328,287	11.52	15.15	4,806,569	0.43	0.25	1.45	23.34	24.73
Rydex VIF S&P SmallCap 600 Pure Growth
2020	164,386	13.53	18.76	2,816,483	-	0.25	1.45	10.72	12.01
2019	114,122	12.22	16.92	1,882,305	-	0.25	1.45	7.67	8.97
2018	200,950	11.35	15.69	3,105,745	-	0.25	1.45	(13.03)	(11.94)
2017	229,481	13.05	18.01	4,003,685	-	0.25	1.45	11.06	12.36
2016	291,990	11.75	16.20	4,597,782	-	0.25	1.45	13.53	14.88

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF S&P SmallCap 600 Pure Value
2020	232,363	8.43	10.49	2,416,477	-	0.25	1.45	(10.03)	(8.98)
2019	100,093	9.37	11.65	1,147,321	0.31	0.25	1.45	15.39	16.76
2018	124,431	8.12	10.08	1,237,373	-	0.25	1.45	(24.04)	(23.07)
2017	167,938	10.69	13.25	2,157,980	-	0.25	1.45	(4.64)	(3.47)
2016	371,339	11.21	13.87	5,059,661	-	0.25	1.45	25.96	27.54
Rydex VIF Strengthening Dollar 2x Strategy (d)
2020	111,704	3.74	8.08	609,655	0.01	0.25	1.45	(17.80)	(16.89)
2019	53,414	4.55	9.83	242,829	1.12	0.25	1.45	0.10	1.18
2018	108,982	4.54	9.82	494,924	-	0.25	1.45	6.97	8.24
2017	117,027	4.24	9.18	496,109	-	0.25	1.45	(21.27)	(20.18)
2016	121,547	5.37	11.66	659,295	-	0.25	1.45	2.37	3.48
Rydex VIF Technology
2020	263,530	16.89	30.10	4,803,474	-	0.25	1.45	42.71	44.50
2019	323,722	11.82	20.83	4,179,299	-	0.25	1.45	33.67	35.26
2018	316,032	8.83	15.40	2,926,094	-	0.25	1.45	(5.79)	(4.64)
2017	422,487	9.36	16.15	4,118,435	-	0.25	1.45	26.85	28.38
2016	510,000	7.36	12.58	3,786,642	-	0.25	1.45	6.16	7.52
Rydex VIF Telecommunications
2020	108,354	5.57	10.86	623,044	0.01	0.25	1.45	4.73	5.93
2019	124,740	5.31	10.37	691,507	-	0.25	1.45	8.25	9.64
2018	128,999	4.90	9.58	656,865	0.74	0.25	1.45	(9.37)	(8.31)
2017	107,936	5.40	10.57	599,204	1.45	0.25	1.45	1.15	2.43
2016	253,289	5.33	10.45	1,369,674	0.27	0.25	1.45	12.37	13.67

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Transportation
2020	31,594	17.03	20.47	627,215	0.00	0.25	1.45	34.41	36.05
2019	21,410	12.67	15.20	321,919	-	0.25	1.45	16.99	18.36
2018	36,766	10.83	12.98	451,418	-	0.25	1.45	(23.57)	(22.63)
2017	120,188	14.17	16.95	1,880,865	0.09	0.25	1.45	16.72	18.16
2016	167,328	12.14	14.50	2,212,648	-	0.25	1.45	10.36	11.73
Rydex VIF U.S. Government Money Market (c)
2020	8,567,494	4.94	7.27	48,650,488	0.00	0.25	1.45	(4.34)	(3.15)
2019	7,729,205	5.15	7.60	43,961,783	0.79	0.25	1.45	(3.43)	(2.38)
2018	12,318,299	5.33	7.87	78,108,112	0.45	0.25	1.45	(3.91)	(2.59)
2017	11,159,254	5.54	8.19	70,482,464	-	0.25	1.45	(4.32)	(3.17)
2016	8,503,695	5.78	8.56	53,142,557	-	0.25	1.45	(4.36)	(3.19)
Rydex VIF Utilities
2020	361,694	9.19	14.35	3,763,441	0.02	0.25	1.45	(9.25)	(8.19)
2019	485,122	10.11	15.63	5,436,315	0.27	0.25	1.45	13.74	15.18
2018	406,727	8.87	13.57	3,860,800	1.20	0.25	1.45	(0.67)	0.44
2017	490,807	8.93	13.51	4,899,581	2.16	0.25	1.45	6.17	7.48
2016	518,473	8.39	12.57	4,473,787	1.23	0.25	1.45	11.24	12.63
Rydex VIF Weakening Dollar 2x Strategy (d)
2020	42,357	3.95	4.99	167,310	0.00	0.25	1.45	4.83	6.31
2019	43,395	3.76	4.76	163,093	0.94	0.25	1.45	(8.99)	(7.91)
2018	49,675	4.13	5.23	204,976	-	0.25	1.45	(15.37)	(14.51)
2017	58,363	4.88	6.18	285,004	-	0.25	1.45	14.02	15.63
2016	48,029	4.27	5.42	205,240	-	0.25	1.45	(12.72)	(11.76)

(c) Liquidation. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Blue Chip Growth
2020	91,300	24.72	33.52	2,695,743	-	0.25	1.45	28.08	29.62
2019	122,095	19.30	25.86	2,806,288	-	0.25	1.45	23.96	25.47
2018	134,712	15.57	20.61	2,456,867	-	0.25	1.45	(2.81)	(1.62)
2017	234,213	16.02	20.95	4,533,966	-	0.25	1.45	29.93	31.51
2016	134,419	12.33	15.93	1,998,292	-	0.25	1.45	(3.90)	(2.69)
T. Rowe Price Capital Appreciation
2020	391,272	19.54	20.54	8,018,634	0.01	0.90	1.25	12.88	13.29
2019	441,432	17.31	18.13	7,983,811	1.28	0.90	1.25	18.97	19.43
2018	460,243	14.55	15.18	6,969,674	1.95	0.90	1.25	(3.77)	(3.50)
2017	487,349	15.12	15.73	7,651,030	0.89	0.90	1.25	10.20	10.62
2016	514,456	13.72	14.22	7,300,939	1.17	0.90	1.25	3.39	3.72
T. Rowe Price Equity Income
2020	38,328	12.25	16.12	546,324	0.02	0.25	1.45	(3.47)	(2.30)
2019	40,587	12.69	16.50	608,763	2.04	0.25	1.45	20.51	22.04
2018	36,036	10.53	13.52	440,772	1.39	0.25	1.45	(13.62)	(12.61)
2017	67,493	12.19	15.47	987,840	1.50	0.25	1.45	10.72	12.02
2016	66,459	11.01	13.81	883,554	1.92	0.25	1.45	13.62	15.08
T. Rowe Price Growth Stock
2020	293,148	26.35	27.70	8,121,311	-	0.90	1.25	30.51	30.97
2019	325,359	20.19	21.15	6,879,144	-	0.90	1.25	24.71	25.15
2018	350,085	16.19	16.90	5,910,162	-	0.90	1.25	(5.65)	(5.32)
2017	359,233	17.16	17.85	6,410,050	-	0.90	1.25	27.39	27.87
2016	350,682	13.47	13.96	4,894,584	-	0.90	1.25	(3.30)	(2.92)
T. Rowe Price Health Sciences
2020	598,624	21.19	39.35	12,995,970	-	0.25	1.45	23.60	25.12
2019	534,442	17.02	31.45	9,452,204	-	0.25	1.45	23.07	24.51
2018	517,167	13.73	25.26	7,368,834	-	0.25	1.45	(3.57)	(2.36)
2017	565,398	14.14	25.87	8,172,690	-	0.25	1.45	21.83	23.25
2016	617,883	11.53	20.99	7,281,474	-	0.25	1.45	(14.66)	(13.59)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Limited-Term Bond
2020	10,076	8.07	8.44	82,656	0.01	0.25	1.45	(0.12)	1.20
2019	5,068	8.08	8.34	41,120	0.88	0.25	1.45	(0.49)	0.72
2018	21,356	8.12	8.28	173,840	1.36	0.25	1.45	(3.45)	(2.24)
2017	26,626	8.36	8.47	222,916	1.28	0.25	1.45	(3.56)	(2.42)
2016	32,569	8.58	8.72	280,395	1.45	0.25	1.45	(3.33)	(2.14)
T. Rowe Price Retirement 2010
2020	135	12.40	12.40	1,671	0.01	0.90	0.90	7.08	7.08
2019	132	11.58	11.58	1,520	1.82	0.90	0.90	11.13	11.13
2018	128	10.42	10.42	1,332	1.68	0.90	0.90	(7.71)	(7.71)
2017	125	11.29	11.29	1,407	0.87	0.90	0.90	6.81	6.81
2016	304	10.57	10.57	3,214	0.71	0.90	0.90	2.42	2.42
T. Rowe Price Retirement 2015
2020	11,599	13.20	13.20	153,151	0.01	0.90	0.90	7.67	7.67
2019	10,635	12.26	12.26	130,346	2.86	0.90	0.90	12.37	12.37
2018	1,965	10.91	10.91	21,417	1.60	0.90	0.90	(8.32)	(8.32)
2017	1,872	11.90	11.90	22,271	1.31	0.90	0.90	8.48	8.48
2016	2,271	10.97	10.97	24,893	1.02	0.90	0.90	2.72	2.72
T. Rowe Price Retirement 2020
2020	9,849	14.11	14.11	138,935	0.01	0.90	0.90	8.37	8.37
2019	8,155	13.02	13.02	106,182	1.79	0.90	0.90	14.11	14.11
2018	6,988	11.41	11.41	79,666	1.01	0.90	0.90	(9.01)	(9.01)
2017	12,607	12.54	12.54	158,075	1.42	0.90	0.90	10.78	10.78
2016	11,419	11.32	11.32	129,296	1.84	0.90	0.90	2.82	2.82
T. Rowe Price Retirement 2025
2020	4,268	15.04	15.04	64,223	0.01	0.90	0.90	9.70	9.70
2019	5,394	13.71	13.71	73,958	1.52	0.90	0.90	15.89	15.89
2018	5,905	11.83	11.83	69,903	1.10	0.90	0.90	(9.83)	(9.83)
2017	8,385	13.12	13.12	109,989	1.57	0.90	0.90	12.62	12.62
2016	4,661	11.65	11.65	54,303	0.98	0.90	0.90	2.92	2.92

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Retirement 2030
2020	14,219	15.89	15.89	225,940	0.01	0.90	0.90	10.89	10.89
2019	12,370	14.33	14.33	177,268	1.68	0.90	0.90	17.27	17.27
2018	8,524	12.22	12.22	104,193	1.84	0.90	0.90	(10.34)	(10.34)
2017	2,826	13.63	13.63	38,526	1.30	0.90	0.90	14.35	14.35
2016	1,873	11.92	11.92	22,346	1.12	0.90	0.90	3.03	3.03
T. Rowe Price Retirement 2035
2020	14,383	16.55	16.55	238,091	0.01	0.90	0.90	11.98	11.98
2019	4,224	14.78	14.78	62,441	1.71	0.90	0.90	18.43	18.43
2018	2,109	12.48	12.48	26,321	1.15	0.90	0.90	(10.98)	(10.98)
2017	1,694	14.02	14.02	23,749	1.17	0.90	0.90	15.68	15.68
2016	1,350	12.12	12.12	16,349	0.88	0.90	0.90	3.06	3.06
T. Rowe Price Retirement 2040
2020	3,943	17.08	17.08	67,343	0.01	0.90	0.90	13.04	13.04
2019	3,207	15.11	15.11	48,477	0.68	0.90	0.90	19.35	19.35
2018	8,532	12.66	12.66	108,067	0.93	0.90	0.90	(11.28)	(11.28)
2017	8,239	14.27	14.27	117,620	0.44	0.90	0.90	16.68	16.68
2016	2,741	12.23	12.23	33,515	1.17	0.90	0.90	3.03	3.03
T. Rowe Price Retirement 2045
2020	153	17.27	17.27	2,645	0.01	0.90	0.90	13.54	13.54
2019	63	15.21	15.21	963	2.08	0.90	0.90	19.95	19.95
2018	-	12.68	12.68	-	-	0.90	0.90	(11.58)	(11.58)
2017	-	14.34	14.34	-	-	0.90	0.90	17.16	17.16
2016	-	12.24	12.24	-	-	0.90	0.90	3.03	3.03
T. Rowe Price Retirement 2050
2020	-	17.25	17.25	-	-	0.90	0.90	13.49	13.49
2019	204	15.20	15.20	3,108	1.32	0.90	0.90	19.87	19.87
2018	126	12.68	12.68	1,600	1.60	0.90	0.90	(11.51)	(11.51)
2017	10	14.33	14.33	150	-	0.90	0.90	17.08	17.08
2016	-	12.24	12.24	-	-	0.90	0.90	3.12	3.12

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Retirement 2055
2020	3,314	17.23	17.23	57,115	0.01	0.90	0.90	13.43	13.43
2019	2,602	15.19	15.19	39,532	1.15	0.90	0.90	19.89	19.89
2018	2,450	12.67	12.67	31,037	0.81	0.90	0.90	(11.58)	(11.58)
2017	2,384	14.33	14.33	34,171	0.90	0.90	0.90	17.08	17.08
2016	2,319	12.24	12.24	28,384	0.92	0.90	0.90	3.12	3.12
T. Rowe Price Retirement Balanced
2020	9,714	11.60	11.60	112,744	0.01	0.90	0.90	6.62	6.62
2019	16,127	10.88	10.88	175,496	1.58	0.90	0.90	10.34	10.34
2018	14,319	9.86	9.86	141,187	0.89	0.90	0.90	(7.50)	(7.50)
2017	25,526	10.66	10.66	271,966	1.88	0.90	0.90	5.65	5.65
2016	17,031	10.09	10.09	171,815	1.45	0.90	0.90	1.92	1.92
Templeton Developing Markets VIP Fund
2020	472,510	11.37	23.33	6,846,325	0.04	0.25	1.45	12.02	13.42
2019	319,000	10.15	20.82	5,635,375	0.86	0.25	1.45	21.19	22.70
2018	290,225	8.37	17.18	3,965,864	0.75	0.25	1.45	(19.52)	(18.50)
2017	431,026	10.40	21.33	7,306,044	1.04	0.25	1.45	34.19	35.94
2016	271,539	7.75	15.89	3,793,833	0.78	0.25	1.45	12.38	13.64
Templeton Foreign VIP Fund
2020	1,118,366	8.04	13.77	9,817,548	0.05	0.25	1.45	(5.52)	(4.31)
2019	223,463	8.51	14.39	2,276,332	1.62	0.25	1.45	7.57	8.93
2018	269,291	7.91	13.21	2,585,738	2.71	0.25	1.45	(19.14)	(18.15)
2017	304,827	9.78	16.14	3,508,060	2.52	0.25	1.45	11.64	12.95
2016	207,286	8.76	14.29	2,145,416	2.34	0.25	1.45	2.46	3.78
Templeton Global Bond VIP Fund
2020	187,725	7.39	8.26	1,482,690	0.07	0.25	1.45	(9.44)	(8.22)
2019	225,703	8.16	9.00	1,951,495	6.97	0.25	1.45	(2.39)	(1.32)
2018	255,852	8.36	9.12	2,244,653	-	0.25	1.45	(2.56)	(1.30)
2017	223,698	8.58	9.24	1,997,443	-	0.25	1.45	(2.50)	(1.39)
2016	248,296	8.80	9.37	2,257,959	-	0.25	1.45	(1.57)	(0.32)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Growth VIP Fund
2020	391	10.06	12.26	3,933	0.03	0.25	1.45	1.21	2.42
2019	380	9.94	11.97	3,771	2.76	0.25	1.45	10.20	11.45
2018	368	9.02	10.74	3,323	2.09	0.25	1.45	(18.59)	(17.57)
2017	357	11.08	13.03	3,960	1.62	0.25	1.45	13.29	14.70
2016	5,918	9.78	11.36	65,978	1.76	0.25	1.45	4.82	6.07
TOPS® Conservative ETF
2020	50,008	10.24	10.67	530,413	-	0.25	1.45	1.99	3.29
2019	-	10.04	10.33	-	-	0.25	1.45	6.47	7.72
2018	-	9.43	9.59	-	-	0.25	1.45	(6.82)	(5.70)
2017	-	10.12	10.82	-	-	0.25	1.45	1.20	5.36
VanEck VIP Global Gold
2020	32,649	11.48	12.22	392,379	0.03	0.25	1.45	32.54	34.22
2019	22,239	8.56	9.22	204,382	-	0.25	1.45	32.66	34.37
2018	22,464	6.39	6.95	156,082	2.99	0.25	1.45	(20.21)	(19.35)
2017	23,841	7.93	8.71	207,697	7.10	0.25	1.45	7.80	9.28
2016	108,028	7.28	8.08	803,122	0.16	0.25	1.45	41.51	43.16
VanEck VIP Global Hard Assets
2020	26,572	4.43	5.69	146,413	0.00	0.25	1.45	13.80	15.01
2019	19,680	3.86	5.00	94,280	-	0.25	1.45	6.61	7.97
2018	20,805	3.58	4.69	92,578	-	0.25	1.45	(31.53)	(30.67)
2017	33,181	5.18	6.85	217,335	-	0.25	1.45	(6.29)	(5.06)
2016	92,026	5.47	7.31	586,007	0.08	0.25	1.45	37.15	38.60
Vanguard® VIF Balanced
2020	70,960	12.76	13.68	938,575	0.02	0.25	1.85	5.37	7.13
2019	58,693	12.11	12.77	731,574	2.47	0.25	1.85	16.67	18.46
2018	49,218	10.38	10.78	523,334	13.39	0.65	1.85	(7.98)	(6.83)
2017	10,036	11.28	11.57	113,284	0.68	0.65	1.85	9.30	10.61
2016	1,785	10.32	10.46	18,436	-	0.65	1.85	5.74	6.95

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Capital Growth
2020	62,250	16.13	17.29	1,037,907	0.01	0.25	1.85	11.86	13.68
2019	61,457	14.42	15.21	909,794	1.65	0.25	1.85	20.57	22.46
2018	30,392	11.96	12.42	364,781	0.90	0.65	1.85	(5.90)	(4.75)
2017	27,594	12.71	13.04	351,810	0.93	0.65	1.85	22.68	24.19
2016	13,390	10.36	10.50	138,912	-	0.65	1.85	5.61	6.92
Vanguard® VIF Conservative Allocation
2020	234,847	11.37	12.19	2,724,001	0.02	0.25	1.85	6.46	8.16
2019	123,092	10.68	11.27	1,349,658	1.45	0.25	1.85	10.33	12.03
2018	53,425	9.68	10.06	518,882	2.99	0.65	1.85	(7.63)	(6.42)
2017	155,171	10.48	10.75	1,627,133	0.92	0.65	1.85	5.65	6.86
2016	47,193	9.92	10.06	468,332	2.69	0.65	1.85	0.92	2.24
Vanguard® VIF Diversified Value
2020	18,339	12.39	13.29	236,656	0.02	0.25	1.85	6.44	8.22
2019	34,678	11.64	12.28	411,821	2.29	0.25	1.85	19.75	21.70
2018	23,329	9.72	10.09	227,996	2.79	0.65	1.85	(13.45)	(12.41)
2017	21,910	11.23	11.52	246,959	3.06	0.65	1.85	7.77	9.09
2016	12,111	10.42	10.56	126,140	-	0.65	1.85	7.64	8.87
Vanguard® VIF Equity Income
2020	83,154	12.59	13.50	1,102,923	0.02	0.25	1.85	(1.64)	(0.07)
2019	82,724	12.80	13.51	1,094,241	2.44	0.25	1.85	18.52	20.41
2018	77,330	10.80	11.22	854,005	1.52	0.65	1.85	(10.45)	(9.30)
2017	57,757	12.06	12.37	701,831	2.18	0.65	1.85	12.61	14.01
2016	39,356	10.71	10.85	422,616	-	0.65	1.85	9.62	10.94
Vanguard® VIF Equity Index
2020	79,786	15.38	16.49	1,297,571	0.01	0.25	1.85	12.59	14.36
2019	36,318	13.66	14.42	516,380	0.48	0.25	1.85	24.98	27.05
2018	5,748	10.93	11.35	64,422	-	0.65	1.85	(8.99)	(7.87)
2017	1,964	12.01	12.32	24,105	1.66	0.65	1.85	15.81	17.22
2016	1,001	10.37	10.51	10,497	-	0.65	1.85	6.58	7.79

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Global Bond Index
2020	6,855	10.35	10.63	72,702	0.00	0.25	1.85	1.67	3.20
2019	-	10.18	10.30	-	-	0.25	1.85	1.80	3.00
Vanguard® VIF Growth
2020	12,652	19.22	20.61	245,973	0.00	0.25	1.85	36.31	38.51
2019	7,851	14.10	14.88	111,198	0.41	0.25	1.85	27.49	29.50
2018	7,835	11.06	11.49	86,947	0.34	0.65	1.85	(4.57)	(3.45)
2017	7,641	11.59	11.90	88,798	0.81	0.65	1.85	24.62	26.33
2016	883	9.30	9.42	8,203	-	0.65	1.85	(5.78)	(4.66)
Vanguard® VIF High Yield Bond
2020	120,169	10.84	11.63	1,381,463	0.03	0.25	1.85	0.65	2.29
2019	83,688	10.77	11.37	941,573	6.22	0.25	1.85	10.12	12.02
2018	45,030	9.78	10.15	453,510	5.25	0.65	1.85	(7.30)	(6.28)
2017	41,551	10.55	10.83	447,313	6.20	0.65	1.85	1.93	3.14
2016	33,839	10.35	10.50	350,373	8.78	0.65	1.85	6.05	7.36
Vanguard® VIF International
2020	154,942	19.94	21.38	3,268,296	0.01	0.25	1.85	50.04	52.50
2019	118,105	13.29	14.02	1,637,641	1.15	0.25	1.85	25.02	26.99
2018	83,700	10.63	11.04	914,398	0.56	0.65	1.85	(16.76)	(15.73)
2017	43,225	12.77	13.10	558,355	0.14	0.65	1.85	35.85	37.46
2016	409	9.40	9.53	3,841	2.81	0.65	1.85	(2.89)	(1.75)
Vanguard® VIF Mid-Cap Index
2020	190,747	14.13	15.15	2,744,483	0.01	0.25	1.85	12.41	14.25
2019	71,205	12.57	13.26	914,575	0.62	0.25	1.85	24.70	26.65
2018	23,079	10.08	10.47	239,540	2.47	0.65	1.85	(13.62)	(12.60)
2017	12,213	11.67	11.98	145,631	4.24	0.65	1.85	13.41	14.86
2016	3,441	10.29	10.43	35,801	0.69	0.65	1.85	5.86	7.08

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Moderate Allocation
2020	444,966	12.24	13.12	5,614,456	0.01	0.25	1.85	8.32	10.07
2019	156,912	11.30	11.92	1,843,165	1.80	0.25	1.85	13.91	15.73
2018	69,190	9.92	10.30	701,714	2.03	0.65	1.85	(9.49)	(8.36)
2017	67,773	10.96	11.24	753,688	3.46	0.65	1.85	9.38	10.63
2016	82	10.02	10.16	833	1.92	0.65	1.85	2.45	3.78
Vanguard® VIF Real Estate Index
2020	24,763	10.46	11.21	273,043	0.01	0.25	1.85	(9.36)	(7.96)
2019	14,711	11.54	12.18	172,402	1.40	0.25	1.85	22.64	24.67
2018	3,798	9.41	9.77	35,948	2.32	0.65	1.85	(9.78)	(8.69)
2017	12,262	10.43	10.70	128,371	1.58	0.65	1.85	(0.19)	0.94
2016	38,764	10.45	10.60	407,492	1.03	0.65	1.85	3.16	4.54
Vanguard® VIF Short Term Investment Grade
2020	199,759	9.17	9.83	1,942,195	0.03	0.25	1.85	0.44	2.08
2019	92,945	9.13	9.63	885,722	2.74	0.25	1.85	0.66	2.34
2018	103,551	9.07	9.41	967,505	0.96	0.65	1.85	(3.72)	(2.59)
2017	27,655	9.42	9.66	266,214	2.47	0.65	1.85	(2.79)	(1.63)
2016	5,620	9.69	9.82	55,105	10.33	0.65	1.85	(2.12)	(0.91)
Vanguard® VIF Small Company Growth (d)
2020	17,605	15.77	16.91	294,852	0.01	0.25	1.85	17.34	19.25
2019	11,430	13.44	14.18	160,749	0.74	0.25	1.85	21.96	23.95
2018	36,465	11.02	11.44	414,290	0.32	0.65	1.85	(11.63)	(10.63)
2017	12,252	12.47	12.80	155,776	1.68	0.65	1.85	17.53	19.07
2016	2,288	10.61	10.75	24,552	-	0.65	1.85	9.49	10.82

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Total Bond Market Index
2020	429,315	9.62	10.32	4,378,791	0.02	0.25	1.85	2.45	4.14
2019	290,954	9.39	9.91	2,852,581	2.33	0.25	1.85	3.53	5.20
2018	190,057	9.07	9.42	1,778,827	1.94	0.65	1.85	(4.93)	(3.68)
2017	102,615	9.54	9.78	998,805	0.81	0.65	1.85	(1.34)	(0.31)
2016	54,207	9.67	9.81	527,472	2.69	0.65	1.85	(2.42)	(1.21)
Vanguard® VIF Total International Stock Market Index
2020	75,636	11.05	11.35	855,008	0.01	0.25	1.85	5.84	7.58
2019	28,834	10.44	10.55	303,348	-	0.25	1.85	4.40	5.50
Vanguard® VIF Total Stock Market Index
2020	187,528	15.48	16.59	3,064,148	0.01	0.25	1.85	14.84	16.67
2019	116,239	13.48	14.22	1,623,787	1.12	0.25	1.85	24.58	26.51
2018	65,181	10.82	11.24	719,633	1.25	0.65	1.85	(9.83)	(8.77)
2017	42,982	12.00	12.32	519,140	1.75	0.65	1.85	15.16	16.67
2016	33,987	10.42	10.56	355,397	-	0.65	1.85	7.20	8.53
Victory RS Partners (d)
2020	19,212	25.74	25.74	495,005	-	0.90	0.90	(3.41)	(3.41)
2019	20,357	26.65	26.65	542,958	0.90	0.90	0.90	25.71	25.71
2018	22,021	21.20	21.20	467,217	0.34	0.90	0.90	(15.44)	(15.44)
2017	24,094	25.07	25.07	604,181	-	0.90	0.90	9.86	9.86
2016	27,855	22.82	22.82	635,858	-	0.90	0.90	19.29	19.29
Victory RS Science and Technology
2020	42,257	45.83	48.17	2,036,781	-	0.90	1.25	58.14	58.71
2019	40,788	28.98	30.35	1,238,664	-	0.90	1.25	33.55	34.00
2018	41,311	21.70	22.65	936,054	-	0.90	1.25	(4.87)	(4.55)
2017	27,283	22.81	23.73	647,735	-	0.90	1.25	38.66	39.26
2016	14,507	16.45	17.04	247,453	-	0.90	1.25	9.08	9.44

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Victory RS Value
2020	136,276	12.67	13.32	1,813,765	-	0.90	1.25	(6.70)	(6.33)
2019	174,502	13.58	14.22	2,478,079	0.63	0.90	1.25	25.97	26.29
2018	157,206	10.78	11.26	1,770,118	0.55	0.90	1.25	(14.51)	(14.11)
2017	206,943	12.61	13.11	2,708,008	0.19	0.90	1.25	12.49	12.92
2016	150,070	11.21	11.61	1,743,445	0.26	0.90	1.25	6.36	6.61
Virtus Ceredex Mid Cap Value Equity
2020	18,546	16.66	16.66	309,476	0.01	0.90	0.90	(5.34)	(5.34)
2019	25,192	17.60	17.60	443,713	0.96	0.90	0.90	27.63	27.63
2018	18,509	13.79	13.79	255,628	0.71	0.90	0.90	(11.60)	(11.60)
2017	20,243	15.60	15.60	315,963	0.79	0.90	0.90	6.92	6.92
2016	10,832	14.59	14.59	157,995	1.08	0.90	0.90	15.24	15.24
Virtus Duff & Phelps Real Estate Securities Series
2020	26,873	11.84	12.55	321,081	0.01	0.25	1.45	(5.88)	(4.71)
2019	8,142	12.58	13.17	102,826	1.65	0.25	1.45	21.90	23.43
2018	9,732	10.32	10.67	101,083	1.09	0.25	1.45	(10.65)	(9.58)
2017	20,752	11.55	11.80	240,819	1.36	0.25	1.45	1.40	2.61
2016	26,388	11.39	11.50	300,939	1.91	0.25	1.45	2.15	3.42
Virtus KAR Small-Cap Growth Series
2020	41,193	33.99	36.84	1,450,876	-	0.25	1.45	38.34	39.97
2019	46,042	24.57	26.32	1,162,475	-	0.25	1.45	31.32	32.93
2018	34,521	18.71	19.80	653,197	-	0.25	1.45	6.79	8.08
2017	30,184	17.52	18.32	541,210	-	0.25	1.45	34.67	36.41
2016	17,971	13.01	13.43	239,091	-	0.25	1.45	20.46	21.87
Virtus Newfleet Multi-Sector Intermediate Bond Series
2020	57,161	9.89	10.36	582,420	0.03	0.25	1.45	1.85	3.19
2019	61,550	9.71	10.04	608,302	2.72	0.25	1.45	5.66	6.92
2018	112,337	9.19	9.39	1,037,703	3.88	0.25	1.45	(6.89)	(5.82)
2017	116,112	9.87	9.97	1,145,914	7.21	0.25	1.45	2.07	3.32
2016	21,033	9.58	9.67	201,632	4.51	0.25	1.45	4.54	5.81

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus SGA International Growth Series
2020	90,912	9.04	9.45	849,898	-	0.25	1.45	18.32	19.62
2019	93,139	7.64	7.90	728,469	0.67	0.25	1.45	13.35	14.83
2018	152,149	6.74	6.88	1,037,519	3.30	0.25	1.45	(20.33)	(19.34)
2017	116,344	8.45	8.53	985,433	1.79	0.25	1.45	10.88	12.24
2016	53,340	7.55	7.63	403,715	0.79	0.25	1.45	(5.92)	(4.76)
Virtus Strategic Allocation Series
2020	7,705	15.11	16.89	118,378	0.01	0.25	1.45	28.16	30.10
2019	6,443	11.79	13.02	75,964	1.30	0.25	1.45	20.55	22.02
2018	6,428	9.78	10.67	62,868	2.61	0.25	1.45	(10.03)	(8.96)
2017	1,008	10.87	11.72	10,957	1.94	0.25	1.45	13.82	15.13
2016	978	9.55	10.18	9,345	1.70	0.25	1.45	(3.63)	(2.40)
Voya MidCap Opportunities Portfolio
2020	2,215	18.98	24.85	54,225	-	0.25	1.45	34.42	36.09
2019	839	14.12	18.26	11,803	0.09	0.25	1.45	23.32	24.73
2018	814	11.45	14.64	9,292	-	0.25	1.45	(11.92)	(10.84)
2017	-	13.00	16.42	-	-	0.25	1.45	19.05	20.56
2016	-	10.92	13.62	-	-	0.25	1.45	2.25	3.50
VY Clarion Global Real Estate Portfolio
2020	10,568	9.39	10.71	106,892	0.05	0.25	1.45	(9.36)	(8.23)
2019	9,769	10.36	11.67	108,611	2.48	0.25	1.45	18.81	20.19
2018	9,835	8.72	9.71	91,286	4.82	0.25	1.45	(12.89)	(11.73)
2017	10,513	10.01	11.00	111,883	3.32	0.25	1.45	5.59	6.90
2016	12,161	9.48	10.29	121,223	0.64	0.25	1.45	(3.85)	(2.83)
VY Clarion Real Estate Portfolio
2020	-	10.73	12.75	-	-	0.25	1.45	(10.73)	(9.64)
2019	-	12.02	14.11	-	-	0.25	1.45	22.40	23.88
2018	-	9.82	11.39	-	-	0.25	1.45	(11.85)	(10.74)
2017	8,136	11.14	12.76	102,788	3.12	0.25	1.45	0.45	1.67
2016	2,900	11.09	12.55	33,581	1.85	0.25	1.45	(0.45)	0.72

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wells Fargo Growth (d)
2020	36,669	29.54	51.76	1,085,114	-	0.90	1.25	42.71	43.19
2019	41,791	20.63	36.22	863,397	-	0.90	1.25	31.36	31.82
2018	48,548	15.65	27.52	760,459	-	0.90	1.25	(4.04)	(3.69)
2017	56,550	16.25	28.64	919,728	-	0.90	1.25	28.97	29.48
2016	59,764	12.55	22.17	750,834	-	0.90	1.25	(5.05)	(4.71)
Wells Fargo International Equity VT
2020	4,245	9.89	10.22	42,621	0.02	0.25	1.45	0.41	1.49
2019	4,119	9.85	10.07	40,769	3.72	0.25	1.45	10.43	11.76
2018	3,997	8.87	9.01	35,461	8.67	0.25	1.45	(20.92)	(19.91)
2017	6,515	11.10	11.28	72,318	2.73	0.25	1.45	18.99	20.32
2016	2,625	9.24	9.48	24,260	3.46	0.25	1.45	(1.25)	(1.25)
Wells Fargo Large Cap Core
2020	61,715	14.12	19.94	879,936	0.01	0.90	1.25	3.59	3.90
2019	81,316	13.59	19.23	1,111,757	1.51	0.90	1.25	22.26	22.76
2018	123,075	11.07	15.69	1,425,019	0.98	0.90	1.25	(12.51)	(12.28)
2017	112,246	12.62	17.92	1,425,080	0.68	0.90	1.25	18.08	18.50
2016	91,078	10.65	15.15	977,333	0.70	0.90	1.25	3.83	4.21
Wells Fargo Omega Growth VT
2020	11,619	23.64	29.85	274,515	-	0.25	1.45	36.96	38.58
2019	12,214	17.26	21.54	211,753	-	0.25	1.45	31.06	32.72
2018	15,338	13.17	16.23	203,815	-	0.25	1.45	(4.08)	(2.93)
2017	5,495	13.73	16.72	75,408	0.01	0.25	1.45	28.68	30.22
2016	4,198	10.67	12.84	44,741	-	0.25	1.45	(3.87)	(2.65)

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wells Fargo Opportunity
2020	35,874	19.77	29.21	710,566	0.00	0.90	1.25	15.87	16.29
2019	49,705	17.00	25.17	857,131	0.24	0.90	1.25	25.82	26.30
2018	52,952	13.46	19.97	727,250	-	0.90	1.25	(11.21)	(10.92)
2017	62,734	15.11	22.46	978,852	0.38	0.90	1.25	15.00	15.43
2016	74,963	13.09	19.50	1,020,518	0.40	0.90	1.25	7.27	7.56
Wells Fargo Opportunity VT
2020	74,054	16.91	22.26	1,581,613	0.00	0.25	1.45	15.74	17.16
2019	96,624	14.61	19.00	1,790,052	0.31	0.25	1.45	25.73	27.26
2018	96,174	11.62	15.04	1,434,652	0.19	0.25	1.45	(11.23)	(10.11)
2017	107,931	13.09	16.93	1,812,304	0.67	0.25	1.45	15.23	16.56
2016	113,648	11.36	14.69	1,668,898	2.06	0.25	1.45	7.27	8.61
Wells Fargo Small Company Value
2020	447,299	10.53	10.58	4,731,057	0.00	0.90	1.25	(2.32)	(1.95)
2019	508,901	10.78	10.79	5,488,889	0.78	0.90	1.25	7.80	7.90
2018	264,080	12.40	20.48	4,787,103	-	0.90	1.25	(22.21)	(21.92)
2017	330,567	11.48	18.87	5,488,020	-	0.90	1.25	(14.46)	(14.15)
2016	298,003	14.61	24.05	6,317,715	-	0.90	1.25	27.26	27.70
Western Asset Variable Global High Yield Bond
2020	176,766	10.10	12.13	2,136,722	0.02	0.25	1.45	2.43	3.74
2019	355,049	9.86	11.76	4,169,164	4.87	0.25	1.45	9.07	10.32
2018	383,461	9.04	10.76	4,114,546	4.31	0.25	1.45	(8.41)	(7.18)
2017	473,780	9.87	11.73	5,519,774	5.93	0.25	1.45	3.68	4.92
2016	319,466	9.52	11.30	3,549,276	5.87	0.25	1.45	10.44	11.67

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values.  See Note 2.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PART C

OTHER INFORMATION
Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Certified Resolution of the Board of Directors of First Security Benefit Life Insurance and Annuity Company of New York authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed May 28, 2002)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017).
(c)(2)	Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(c)(2)(i)	Amendment to Marketing Organization Agreement –Anti‑Money Laundering Requirement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 13, 2007).
(c)(2)(ii)	Amendment to Marketing Organization Agreement – Supervisory Fee	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 13, 2007).
(c)(3)	EliteDesigns Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 13, 2007).
(c)(4)	EliteDesigns II Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)
(c)(5)	Third Party Sales Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 28, 2006)
(d)(1)	Individual Contract (Form FSB 242 01-07)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 13, 2007).
(d)(2)	Individual Contract – Unisex (Form FSB 242 01-07U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 13, 2007).
(d)(3)	Credit Enhancement Rider (Form FSB222 7-02)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑89236 (filed July 19, 2002)
(d)(4)	Return of Premium Death Benefit Rider (Form FSB244 1-07)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 13, 2007).
(d)(5)	TSA Endorsement (Form FSB202 R2‑97)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033‑83240 (filed April 30, 1998)
(d)(6)	IRA Endorsement (Form FSB203 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(7)	Roth IRA Endorsement (Form FSB206 5‑04)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑118136 (filed August 12, 2004)
(d)(8)	Form of Individual Contract (Form FSB 254 5-13)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(d)(9)	Form of Individual Contract – Unisex (Form FSB 254 5-13U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(e)(1)	EliteDesigns Individual Application (Form FSB 243 8-13)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)

Exhibit Number	Description	Location
(e)(2)	EliteDesigns Application Supplement (Form FSB 243 SUPP A 2‑11)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(e)(3)	EliteDesigns Application Supplement (Form FSB 243 SUPP B 2‑11)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(e)(4)	EliteDesigns II Form of Individual Application (Form FSB 255 (5-13)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(e)(5)	EliteDesigns II Form of Application Supplement Form FSB 255 SUPP A (5-13)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(e)(6)	EliteDesigns II Form of Application Supplement Form FSB 255 SUPP B (5-13)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
f(1)	Declaration and Certificate of Incorporation of First Security Benefit Life Insurance and Annuity Company of New York	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
f(2)	Bylaws of First Security Benefit Life Insurance and Annuity Company of New York	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)
(g)	Reinsurance Contracts	Not Applicable
(h)(1)	Participation Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(2)	Participation Agreement – AllianceBernstein	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed December 28, 2012)
(h)(3)	Participation Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(4)	Participation Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(h)(5)	Participation Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(6)	Participation Agreement – BlackRock	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(h)(7)	Participation Agreement – DFA Investment Dimensions Group Inc. (Dimensional)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(8)	Participation Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(9)	Participation Agreement – DWS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(h)(10)	Participation Agreement – Eaton Vance	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(11)	Participation Agreement – Federated	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed December 28, 2012)
(h)(12)	Participation Agreement – Fidelity	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(13)	Participation Agreement – Franklin/Templeton	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)
(h)(14)	Participation Agreement – Fred Alger	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2013)
(h)(15)	Participation Agreement – Goldman Sachs	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)

Exhibit Number	Description	Location
(h)(16)	Participation Agreement – ING (Voya)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed December 28, 2012)
(h)(17)	Participation Agreement – Ivy	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2019)
(h)(17)(i)	Participation Agreement – Ivy – Amendment 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 30, 2021)
(h)(18)	Participation Agreement – Janus Aspen Series	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 28, 2008)
(h)(19)	Participation Agreement – JPMorgan	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017).
(h)(19)(i)	Participation Agreement – JPMorgan – Amendment 2	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 30, 2021)
(h)(20)	Participation Agreement – Legg Mason (Western Asset)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017).
(h)(21)	Participation Agreement – Lord Abbett	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(h)(21)(i)	Participation Agreement – Lord Abbett Amendment 1	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 30, 2021)
(h)(22)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(23)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(24)	Participation Agreement – Morgan Stanley	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
(h)(25)	Participation Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)
(h)(26)	Participation Agreement – Northern Lights (7Twelve)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2013)
(h)(27)	Participation Agreement – Northern Lights (FormulaFolio)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
(h)(28)	Participation Agreement – Northern Lights (Power Income)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017).
(h)(29)	Participation Agreement – Northern Lights (Probabilities)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2013)
(h)(31)	Participation Agreement – Northern Lights (TOPS)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
(h)(32)	Participation Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(33)	Participation Agreement – Pioneer	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed December 28, 2012)
(h)(34)	Participation Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed December 28, 2012)
(h)(35)	Participation Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 29, 2020)
(h)(36)	Participation Agreement – SBL Fund (Guggenheim)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)

Exhibit Number	Description	Location
(h)(37)	Participation Agreement – SEI	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(38)	Participation Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2013)
(h)(39)	Participation Agreement – Third Avenue	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 15, 2011).
(h)(40)	Participation Agreement – Two Roads Shared Trust (Redwood)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
(h)(41)	Participation Agreement – Van Eck	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(42)	Participation Agreement – Vanguard	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
(h)(43)	Participation Agreement – Virtus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2013)
(h)(44)	Participation Agreement – Wells Fargo	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(45)	Information Sharing Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(46)	Information Sharing Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(47)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(48)	Information Sharing Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2014)
(h)(49)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(50)	Information Sharing Agreement – Fidelity	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007)
(h)(51)	Information Sharing Agreement – Franklin/Templeton	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 30, 2009)
(h)(52)	Information Sharing Agreement – ING (Voya)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(53)	Information Sharing Agreement – Ivy	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(54)	Information Sharing Agreement – Janus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 27, 2007)
(h)(55)	Information Sharing Agreement – Legg Mason (Western Asset)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120600 (filed April 30, 2009)
(h)(56)	Information Sharing Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(57)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(58)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(59)	Information Sharing Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)

Exhibit Number	Description	Location
(h)(60)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(61)	Information Sharing Agreement – SBL Fund (Guggenheim)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(62)	Information Sharing Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(63)	Information Sharing Agreement – Van Eck	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
(h)(64)	Information Sharing Agreement – Wells Fargo	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007)
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2015)
(l)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(m)	Omitted financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)(1)	Form of Initial Summary Prospectus – EliteDesigns (2011)	Filed herewith
(o)(2)	Form of Initial Summary Prospectus – EliteDesigns II	Filed herewith
(p)(1)	Powers of Attorney of Stephen A. Crane, Wayne S. Diviney, John F. Guyot, Stephen R. Herbert, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Katherine P. White, and Douglas G. Wolff	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed April 29, 2016)
(p)(2)	Power of Attorney of John P. Wohletz	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 28, 2017).
(p)(3)	Power of Attorney of Joseph W. Wittrock	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑142084 (filed April 30, 2018)

Item 28.      Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Michael P. Kiley*	Chief Executive Officer and Director
Douglas G. Wolff*	President and Director
John F. Guyot*	Senior Vice President, General Counsel, Secretary, and Director
Roger S. Offermann*	Senior Vice President, Chief Actuary and Director
Barry G. Ward*	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer and Director

Name and Principal Business Address	Positions and Offices with Depositor
Stephen A. Crane 480 Park Avenue New York, NY 10022	Director
Wayne S. Diviney 9496 Bay Front Drive Norfolk, VA 23518	Director
Stephen R. Herbert 1100 Summer Street Stamford, CT 06905	Director
Katherine P. White 1035 5th Avenue, Apt. 14D New York, NY 10028	Director
Joseph J. Elmy*	Vice President, Tax Director
Rui Guo*	Vice President and Product Actuary
Carmen R. Hill*	Vice President and Chief Compliance Officer
John R. Keddy*	Vice President, Chief Technology Officer and Chief Information Security Officer
Susan J. Lacey*	Vice President and Controller
Jeanne R. Slusher*	Vice President and Director of Audit
Christopher D. Swickard*	Vice President, Associate General Counsel and Assistant Secretary
John Wohletz*	Vice President and Chief Accounting Officer
Peggy S. Avey 121 State Street Albany, New York 12207	Second Vice President, Chief Administrative Officer, and Assistant Secretary
*Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, First Security Benefit Life Insurance and Annuity Company of New York (“FSBL” or “the Company”), is wholly-owned subsidiary of SBL Holdings, LLC.  The Registrant is a segregated asset account of FSBL.  The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
123 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
123 West 57th Street Property Owner LLC	DE	100%	by 123 West 57th Street Holdings LLC
125 West 57th Street Holdings LLC	DE	90%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
13FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
2525 Atlantic LLC	DE	100%	by Eldridge Charlston LLC
3030 Chain Bridge Road, LLC	DE	90%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	35%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC
AB Wellco, LLC	DE	100%	by Aurify Brands, LLC
Aequitas Estates (Poyle) Ltd	GBR	100%	by GDL (Aylesbury) Ltd
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited

Name	Jurisdiction	Percent of Voting Securities Owned
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Alpha Data, LLC	DE	100%	by P-MRC Data, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 10 Fifth Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 708 Third Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ 933 Broadway NY, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Bethesda MD, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Calabasas CA, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Central Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Chevy Chase MD, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Clarendon VA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E53 NY, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ Fashion Island CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
APQ Spring Valley DC, LLC	DE	100%	by LPQ USA, LLC
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Union Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asian Perspective Media, LLC	DE	100%	by Valence APM, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atrium Sports, Inc.	DE	46.39%	by Palmer Portfolio Trust, LLC
Atrium Sports, Ltd.	UK	100%	by Atrium Sports, Inc.
Atrium Sports, Pty. Ltd.	AU	100%	by Atrium Sports, Inc.
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Security Benefit Corporation
Bastille Euro CLO 2020-3 DAC	Ireland	0%	Mgmt. by CBAM CLO Management LLC
Bath Road Properties Ltd.	GBR	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by dcp LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Be Funny When You Can LLC	LA	100%	by A24 Films LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
BHDM LendCo, LLC	DE	100%	by Cain International LP
Big Week CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Big Week Productions, LLC	CA	100%	by MRC II Holdings, LP
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Bilbao-KCI, LLC	DE	90%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by P-MRC Music, LLC
Bird of Paradise LLC	DE	100%	by A24 Films LLC
Blackbrook Capital (Europe) Carry LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	UK	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
Bleeker Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Ltd	GBR	100%	by Bridge Road Southall Ltd
Bridge Road Southall Ltd	GBR	64.3%	by Galliard Developments Ltd
Bridge Road Southall Newco Limited	GBR	61.9%	by Galliard Developments Ltd
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Buda Hills JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 2 GP LLC	DE	100%	by Cain International AM LP
Cain International Equity Fund 2 LP	DE	80%	by Cain International Equity Fund 2 GP LLC
Cain International Equity Fund 2 LP	DE	20%	by CI Founder Partner LP
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF LLC	DE	100%	by Capital Integration Systems LLC
CAIS OZMF Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium WMQS GEAE Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	36.17%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Carlostron, LLC	DE	100%	by Media Capital Holdings, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM 2018-5 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-6 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-7, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-10, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-11, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-9, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-12, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2020-13, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM CLO 2017-1, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-2, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-3, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-4, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO Management Europe, LLC	DE	100%	by CBAM Partners, LLC
CBAM CLO Management LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM MAG Finance, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Galliard (Courchevef PW) LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Security Benefit Corporation
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP

Name	Jurisdiction	Percent of Voting Securities Owned
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chesney Park, LLC	DE	100%	by Dayton Funding, LLC
Chubby Panda LLC	DE	100%	by A24 Films LLC
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	49%	by Cain International LP
CI Boston Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Diplomat Holdings LLC	DE	100%	by Cain International LP
CI DMO Holding 2 LLC	DE	100%	by BCM 625 Broadway Holdco LLC
CI DMO Holdings LLC	DE	100%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	99%	by Cain Hoy UK Holdings Limited
CI ExchangeCo Limited	GBR	1%	by Cain Hoy Enterprises (U.K.) Limited
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI Founder Partner GP LLC	DE	100%	by Cain International LP
CI Founder Partner LP	DE	0%	Mgmt. by CI Founder Partner GP LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Milan Limited	GBR	100%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14%	by Cain International LP
CI Sponsor LLC	DE	100%	by Cain International LP
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	49%	by Cain International LP
CI W57th Street Holdings LLC	DE	51%	by Cain International Equity Fund 2 LP
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
Click Records, Inc.	DE	100%	by dcp Holdco I, LLC
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Competitive Socialising Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socializing U.S., LLC	DE	100%	by Competitive Socialising Limited
Convergent Holdings LLC	DE	100%	by SE2 Technologies LLC
Corporate Funding VIII, LLC	DE	100%	by EPH Holdings, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by dcp Holdco I, LLC
Craneshaw House Limited	GBR	66%	by Galliard Developments Ltd
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Davisville Holdings S.a r.l	LUX	90%	by CIEF1 UK Holdings Limited
Dawn Acres II, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres III, LLC	DE	100%	by Security Benefit Corporation
Dawn Acres IV, LLC	DE	100%	by Security Benefit Corporation
DC Company Music, LLC	CA	100%	by dick clark productions, LLC
dcp Corp.	DE	100%	by dcp Holdco I, LLC
DCP Funding LLC	DE	81.5%	by Valence Media Partners, LLC
DCP Guaranty Services, LLC	DE	100%	by dick clark productions, LLC
dcp Holdco I, LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Mirror Media IP Holdings, LLC
dcp LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by dcp LLC
Dcpl investco, LLC	DE	100%	by dcp LLC
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Features, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Film Group, Inc.	CA	100%	by dcp Holdco I, LLC
Dick Clark Kids, Inc.	DE	100%	by dcp Holdco I, LLC
Dick Clark Media Archives, LLC	CA	100%	by dick clark productions, LLC
dick clark productions, LLC	DE	100%	by dcp LLC
Dick Clark Restaurants, Inc.	DE	100%	by dcp Holdco I, LLC
Digital Media Asset Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by dcp Holdco I, LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
DS Malecon Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP

Name	Jurisdiction	Percent of Voting Securities Owned
Dynamo GP S.a.r.l.	LUX	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	LUX	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	LUX	100%	by Dynamo Holdings SCSP
E&D PH RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D RE Holdings LLC	DE	49.99%	by Eldridge E&D RE Holdings LLC
E&D W RE 1546 NC HWY 56 LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 1808 MIAMI BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2214 ERIC LANE LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 226 GRAHAM-HOPDALE RD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 2423 S CHURCH ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 375 S CHURTON ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 735 MADISON BLVD LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE 808 E ATLANTIC ST LLC	DE	100%	by E&D W RE Holdings LLC
E&D W RE Holdings LLC	DE	100%	by E&D RE Holdings LLC
E&D W RE 1301 MEBANE OAKS RD LLC	DE	100%	by E&D W RE Holdings LLC
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
Earhart Capital, LLC	KS	100%	by Security Benefit Corporation
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
EC 58th Street Holdings II LLC	DE	100%	by EC 58th Street Holdings LLC
EC 58th Street Holdings LLC	DE	100%	by Eldridge 58th Street Holdings LLC
EC 58th Street LLC	DE	100%	by EC 58th Street MezzCo LLC
EC 58th Street MezzCo LLC	DE	100%	by EC 58th Street Holdings II LLC
Echidna Capital LLC	DE	70%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
E-HS Investor II, LLC	DE	100%	by EHSI Holdings II, LLC
E-HS Investor, LLC	DE	100%	by EHSI Holdings, LLC
EHSI Holdings II, LLC	DE	100%	by Dayton Funding, LLC
EHSI Holdings, LLC	DE	100%	by Dayton Funding, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 58th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Butterfly Network Holdings, LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Charlston LLC	DE	100%	by Eldridge CHG Holdings LLC
Eldridge CHG Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge E&D RE Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99%	by Eldridge Corporate Services, LLC
Eldridge Expensify Holdings LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge HZONS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Industries, LLC	DE	0%	Echidna Capital LLC
Eldridge Industries, LLC	DE	85.36%	by SBT Investors, LLC
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge NPC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge PayActiv Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge ROS Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge RV Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Palmer Portfolio Trust, LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge Truebill Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70%	by Palmer Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Ellicott Limited	JEY	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	99%	by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings III LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings III LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89%	by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100%	by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Ellis Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28%	by Eldridge ELO Funding LLC
E-OZ 2019-1, LLC	DE	98.76%	by EPH, LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	17.2%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	11.29%	by EPH, LLC
Epic Preferred Holdings LLC	DE	25.34%	by Palmer Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Canon Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	36.41%	by Putnam Asset Holdings, LLC
Epic Preferred Holdings LLC	DE	6.22%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	14.52%	by Arch Portfolio Trust, LLC
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly, LLC	KS	100%	by Security Benefit Corporation
F&B Advisory Company LLC	DE	50%	by Eldridge NPC Holdings LLC
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairlawn Funding, LLC	DE	100%	by Dayton Funding, LLC
False Positive LLC	DE	100%	by A24 Films LLC
Family Secret Productions, Inc.	DE	100%	by dcp Holdco I, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
Farmhold Financial Holdings LLC	DE	50%	by Canon Portfolio Trust, LLC
Farmhold Financial LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Holdings LLC	DE	100%	by Farmhold Financial Holdings LLC
Farmhold Financial Management Intermediate Holdings LLC	DE	100%	by Farmhold Financial Management Holdings LLC
Farmhold Financial Management LLC	DE	1%	by Farmhold Financial Management Intermediate Holdings LLC
Farmhold Financial Management LLC	DE	99%	by Farmhold Financial Management Holdings LLC
Farmhold Lending LLC	DE	100%	by Farmhold Financial Holdings LLC
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Felix Keane Enterprises LLC	DE	100%	by A24 Films LLC
Fever Lake LLC	LA	100%	by A24 Films LLC
Fever Lake Rights LLC	DE	100%	by A24 Films LLC
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
Fields GC, LLC	NY	56%	by Aurify Brands, LLC
Fifteen Sled Dogs LLC	DE	100%	by A24 Films LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99%	by Film Expo Group Holdings LLC
FilmNation Partners, LLC	DE	20.2%	by MRC II Holdings, LP
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC
FlyEasy Corp.	CAN	100%	by Tuvoli, LLC
Fortwell Capital Limited	GBR	80%	by Cain International II LP
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC
FP Rights LLC	DE	100%	by A24 Films LLC
Free State Funding, LLC	KS	100%	by Security Benefit Corporation

Name	Jurisdiction	Percent of Voting Securities Owned
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32%	by Valence FW73, LLC
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by A24 Films LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
G6000-9796 LLC	DE	95%	by SCF Aviation Capital LLC
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
GDL (Aylesbury) Ltd	GBR	51%	by Galliard Developments Ltd
GDL (Birmingham Middleway) Ltd	GBR	66%	by Galliard Developments Ltd
GDL (Cheltenham) Holdings Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	GBR	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	GBR	66%	by Galliard Developments Ltd
GDL (Creekside) Ltd	GBR	52%	by Galliard Developments Ltd
GDL (Kilmorie) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Luton) Developments Ltd	GBR	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Sub 2) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Sub 3) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
Generate Entertainment, LLC	DE	100%	by dcp LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greedy Hippo LLC	DE	100%	by After The Fact LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50%	by Fulwell 73 UK Limited

Name	Jurisdiction	Percent of Voting Securities Owned
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Harsh Times, LLC	DE	30%	by MRC Investments, LLC
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Horizon II Sponsor, LLC	DE	11%	by MRC Horizon II, LLC
Horizon II Sponsor, LLC	DE	14%	by Eldridge HZACS LLC
Horizon III Sponsor, LLC	DE	100%	by Eldridge Industries, LLC
Horizon Sponsor, LLC	DE	15%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hotdog Hands LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
HZONS CI, LLC	DE	0%	Mgmt. by Eldridge HZONS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Jampurchaseco Limited	GBR	100%	by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Square 1892, LLC	KS	100%	by Dayton Funding, LLC
Jessica House Developments Ltd	GBR	95%	by Galliard Developments Ltd
JJ Concepts Limited	GBR	50%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Jonty LLC	DE	100%	by A24 Films LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95%	by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Keemotion Group, Inc.	DE	100%	by Atrium Sports, Inc.
Keemotion LLC	DE	100%	by Synergy Sports, SRL
Keemotion SPRL	Belgium	100%	by Atrium Sports, Inc.
Keshet/dcp LLC	DE	50%	by dcp LLC
Kitewood (Creekside) Limited	GBR	75%	by GDL (Creekside) Limited
KMA Gems LLC	DE	100%	by After The Fact LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	86.2%	by PD Holdings LLC
Krakow Office Park B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
KWCI GP	Ireland	50%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80%	by EKW Holdings IV LLC
Lakewood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB 470 PAS, LLC	DE	100%	by Little Beet, LLC
LB Aventura, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Coconut Grove, LLC	DE	100%	by Little Beet, LLC
LB DC 1212, LLC	NY	100%	by Little Beet, LLC
LB Hanover Square, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Penn, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Rosslyn, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
LBMISF LLC	DE	100%	by A24 Films LLC
LBT Chevy Chase, LLC	NY	100%	by LBT Chicago, LLC
LBT Chicago, LLC	NY	100%	by Little Beet Table, LLC
LBT Greenwich, LLC	NY	100%	by LBT Chicago, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Lebanon 3998, LLC	KS	100%	by Security Benefit Corporation
Life.io Holdco, LLC	DE	100%	by Life.io Holdings, LLC
Life.io Holdings, LLC	DE	100%	by SE2 Holdings, LLC
Life.io, LLC	DE	1%	by Life.io Holdings, LLC
Life.io, LLC	DE	100%	by Lifo.io Holdco, LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98%	by Aurify Brands Holdings, LLC
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.

Name	Jurisdiction	Percent of Voting Securities Owned
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
LSB Industries, Inc.	DE	10%	by LSB Funding LLC
LU The Film Limited	GBR	50%	by Fulwell 73 Limited
Make Hay LLC	DE	100%	by A24 Films LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
MAOdcp LLC	DE	50%	by dick clark productions, LLC
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner LLC	DE	50%	by Eldridge Maranon Holdings, LLC
Maranon Capital, L.P.	DE	60.51%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2018-1, Ltd	CYM	0%	Mgmt. by Maranon Management LLC
Maranon Loan Funding 2019-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Loan Funding 2020-1, Ltd	CYM	0%	Mgmt. by Maranon Capital, L.P.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Funding, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund III-A, LP	DE	0%	Mgmt. by Maranon Mezzanine GP III-A, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP III-A, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V‑Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Senior Credit Strategies Fund V‑Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Maslow's Group LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Maslow's UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB Group Holdings LLC	DE	100%	by DS MB Holdings LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
McGlue LLC	DE	100%	by A24 Films LLC
Media Capital Holdings, LLC	DE	100%	by Valence Media Group, LLC
Media Rights Capital II, LLC	DE	100%	by Original Narrative Library, LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
Mellotron, LLC	DE	40%	by Carlostron, LLC
Melt Shop Enterprises International, LLC	NY	100%	by Melt Shop, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow's Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Microphone Holdings, LLC	DE	80%	by Putnam Asset Holdings, LLC
Microphone Services Holdings, LLC	DE	100%	by Microphone Holdings, LLC
Microphone Services, LLC	DE	1%	by Microphone Services Holdings, LLC
Microphone Services, LLC	DE	99%	by Microphone Holdings, LLC
Microphone, LLC	DE	100%	by Microphone Holdings, LLC
Mill Link Developments Limited	GBR	100%	by Galliard Developments Ltd
Minari LLC	DE	100%	by A24 Films LLC
Minari Rights LLC	DE	100%	by A24 Films LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Mirror Media IP Holdings, LLC	DE	100%	by Valence Media, LLC
Mirrors and Windows Films Inc.	CAN	100%	by A24 Films LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Moon Base LLC	DE	100%	by A24 Films LLC
Morse Code UK Films Limited	UK	100%	by MRC II Holdings, LP

Name	Jurisdiction	Percent of Voting Securities Owned
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by dcp LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 210 Joralemon, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 787 Seventh Avenue LLC	NY	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Data Canada, ULC	CAN	100%	by MRC Data, LLC
MRC Data Holdings, LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC Data UK Limited	UK	100%	by MRC Data, LLC
MRC Data, LLC	DE	100%	by P-MRC Data, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by Media Capital Holdings, LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Media Holdings LLC	DE	100%	by Mirror Media IP Holdings, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS 135 Fourth Avenue, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS MOA, LLC	NY	100%	by Melt Shop, LLC
MS Newport Center, LLC	NY	100%	by Melt Shop, LLC
MS Rockaway, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass I, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Music Business Worldwide Limited (UK)	UK	50%	by MRC Media Holdings LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
No Commas LLC	DE	100%	by A24 Films LLC
Nolensville Invest S.L.	Spain	100%	by Pleasant Invest S.L.
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
North Woolwich Road Developments Limited	GBR	30%	by Galliard Developments Ltd
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NPC Holdings, Inc.	DE	99.44%	by NPC Restaurant Holdings II LLC
NPC International Holdings, LLC	DE	100%	by NPC Holdings, Inc.
NPC International, Inc.	DE	100%	by NPC Restaurant Holdings, LLC
NPC Operating Company B, Inc.	KS	100%	by NPC International, Inc.
NPC QB LLC	DE	100%	by NPC International, Inc.
NPC Quality Burgers, Inc.	KS	100%	by NPC International, Inc.
NPC RE Holdings LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings I LLC	DE	49.99%	by Eldridge NPC Holdings LLC
NPC Restaurant Holdings II LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings, LLC	DE	100%	by NPC International Holdings, LLC
NZC Capital LLC	DE	80.5%	by Todd L. Boehly, Individual
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
On The Rocks LLC	DE	100%	by After The Fact LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oneida Portfolio Trust, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Operation Mongoose LLC	DE	50%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50%	by Galliard Developments Ltd
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
Over The Hill Pictures LLC	DE	100%	by A24 Films LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palio Funding 2, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Pallazzo Funding LLC	DE	97.5%	by SCF Aviation Capital LLC
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions Limited	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1%	by Panagram Services Holdings, LLC
Panagram Services, LLC	DE	99%	by Panagram Holdings, LLC
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
PayActiv, Inc.	DE	13.12%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP

Name	Jurisdiction	Percent of Voting Securities Owned
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pink Freud LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	UK	11.62%	by Eldridge Pixion Funding LLC
Pleasant Invest S.L.	Spain	100%	by Davisville Holdings S.a r.l
P-MRC Data, LLC	DE	50%	by MRC Data Holdings, LLC
P-MRC Holdings, LLC	DE	30%	by MRC Media Holdings LLC
P-MRC Music, LLC	DE	100%	by MRC Media Holdings LLC
Post Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Powder Keg Farms Limited	New Zealand	100%	by Over The Hill Pictures LLC
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Security Benefit Corporation
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
PrivateFly, LLC	DE	100%	by PrivateFly Limited
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
Queens LLC	DE	100%	by After The Fact LLC
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Ramy Rights LLC	DE	100%	by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Rhapsody Acquisition Corporation	CYM	100%	by CI Sponsor LLC
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	78.52%	by Eldridge Industries, LLC
Ridge Media Holdings, LLC	DE	21.48%	by Arch Portfolio Trust, LLC
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rolling Stone Licensing, LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by P-MRC Music, LLC
Rolling Stone, LLC	DE	100%	by Rolling Stone Media, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	50%	by Roman 1 Sarl
Roman SNC	France	50%	by Roman 2 Sarl
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty LLC	DE	100%	by A24 Ventures LLC

Name	Jurisdiction	Percent of Voting Securities Owned
S(LSV) LLC	NV	100%	by Competitive Socializing U.S., Inc.
S(WDC) LLC	DC	100%	by Competitive Socializing U.S., Inc.
S(WMB) LLC	NY	100%	by Competitive Socializing U.S., Inc.
Sager House (Almedia) Limited	GBR	92.5%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sarena Holdings Ltd	GBR	100%	by Galliard Developments Ltd
Sarena House LLP	GBR	50%	by Sarena Holdings Ltd
Saving The World LLC	DE	100%	by A24 Films LLC
Saving The World Rights LLC	DE	100%	by A24 Films LLC
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019 Limited Partnership	CAN	99.9%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
SCF Servicing Company LLC	DE	99%	by SCF Funding LLC
SE2 Digital Service LLP	India	99.9999%	by SE2 Holdings, LLC
SE2 Digital Service LLP	India	0.0001%	by se2, LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation

Name	Jurisdiction	Percent of Voting Securities Owned
SE2 Holdings, LLC	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	Ireland	100%	by SE2 Holdings, LLC
SE2 Technologies LLC	DE	100%	by SE2 Holdings, LLC
se2, LLC	KS	100%	by SE2 Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.841%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
Sensory Impact Group, LLC	DE	73%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, LLC	DE	100%	by Aurify Brands, LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Corporation
Shelter At Home LLC	DE	100%	by A24 Films LLC
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	80%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	UK	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by MRC Media Holdings LLC
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Starbones Ltd	GBR	80%	by GDL (Chiswick) LLP
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC

Name	Jurisdiction	Percent of Voting Securities Owned
StarVista Management LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20%	by Media Capital Holdings, LLC
Stewart Street Productions, LLC	DE	100%	by dcp LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	80.7%	by Three L Finance Holdings, LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by A24 Films LLC
Sugar 23 Technology Holdings LLC	DE	100%	by Sugar23, Inc.
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing U.S., Inc.
Synergy Sports Technology, LLC	AZ	100%	by Atrium Sports, Inc.
Synergy Sports, SRL	Belgium	100%	by Keemotion Group, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TG Acquisitions Limited	GBR	100%	by South Audley Street LLP
The Allbright Group LA, LLC	CA	100%	by The Allbright Group US, LLC
The Allbright Group Limited	GBR	0%	Board rights held by CH Capital A Holdings LLC
The Allbright Group US, LLC	DE	100%	by The Allbright Group Limited
The Hollywood Reporter, LLC	DE	100%	by MRC Media Holdings LLC
The Humans Rights LLC	DE	100%	by A24 Films LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50%	by Sensory Impact Group, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Toil and Trouble Productions LLC	DE	100%	by A24 Films LLC
Toil and Trouble Rights LLC	DE	100%	by A24 Films LLC
Topeka Grand Hotels, LLC	DE	37%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85%	by CI Boston Holdings LLC
Triple8, LLC	KS	100%	by Security Benefit Corporation
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
Truth Mobile LLC	DE	100%	by A24 Films LLC
TS Hotel Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
Tumbleweed Funding LLC	KS	100%	by Dayton Funding, LLC
Tuvoli, LLC	DE	100%	by Epic Aero, Inc.
Twenty Years LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
University Club Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
Upstate Riot, LLC	CA	100%	by MRC Documentary, L.P.
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence APM, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99%	by Valence Media Partners, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media Partners, LLC	DE	38.31%	by Ridge Media Holdings, LLC
Valence Media Partners, LLC	DE	4.64%	by Mason Portfolio Trust, LLC
Valence Media Partners, LLC	DE	22.5%	by SBT Media Holdings, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Variety Business Intelligence, LLC	DE	100%	by P-MRC Data, LLC
Variety Media, LLC	DE	100%	by MRC Media Holdings LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by P-MRC Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Volare Acquisitions, Limited	Ireland	49%	by Flexjet Limited
Volo Sicuro, LLC	DE	5.93%	by Epic Aero, Inc.
Volo Sicuro, LLC	DE	19.77%	by Eldridge VS, LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50%	by Galliard Developments Ltd
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Yang Rights LLC	DE	100%	by A24 Films LLC
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC

First Security Benefit Life Insurance and Annuity Company of New York is also the depositor of the following separate accounts: Variable Annuity Account B and T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York.  As depositor of the separate accounts, FSBL might be deemed to control them.
Item 30.	Indemnification
The bylaws of First Security Benefit Life Insurance and Annuity Company of New York provide that the Company shall, to the extend authorized by the laws of the State of New York, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.	Principal Underwriters
(a)(1)	Security Distributors, LLC (“SDL”) acts as principal underwriter of the Contracts issued under Variable Annuity Account A, which includes AdvisorDesigns Variable Annuity.
(a)(2)	SDL also acts as principal underwriter for:
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York
(a)(3)	In addition, SDL acts as principal underwriter for the following separate accounts of Security Benefit Life Insurance Company:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account
(a)(4)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President and Head of Distribution
	Timothy P. Gillen	Chief Financial Officer, Treasurer and Finance and Operations Principal
	Yolande C. Nichols	Chief Compliance Officer
	Kurt E. Auleta	Senior Vice President, Sales Operations
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	James J. Kiley	Senior Vice President, Education Markets
	Michael T. Maghini	Senior Vice President
	Michael K. Reidy	Senior Vice President
	Mark W. Turner	Senior Vice President, Education Markets
	Kevin M. Watt	Senior Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
	Christopher D. Swickard	Vice President and Secretary
	Donald A. Wiley	Vice President
	Mark J. Carr	Assistant Vice President
	Aaron M. Tallen	Assistant Vice President
	Gregory C. Garhart	AML Compliance Officer
	Susan J. Lacey	Assistant Treasurer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$0[1]	$0[2]	$0	N/A

1 FSBL pays commissions to selling broker-dealers through SDL.  This is the amount paid to SDL in connection with all Contracts sold through the Separate Account.  SDL passes through to the selling broker-dealers all such amounts.
2 A contingent deferred sales charge may be assessed on a full or partial withdrawal from certain contracts supported by the Separate Account.  This is the amount of contingent deferred sales charge assessed in connection with withdrawals from all such contracts, all of which is retained by FSBL.

Item 32.	Location of Accounts and Records
[Omitted]
Item 33.	Management Services
All management contracts are discussed in Part A or Part B.
Item 34.	Fee Representation and Other Representations
Fee Representation

First Security Benefit Life Insurance and Annuity Company of New York represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Security Benefit Life Insurance and Annuity Company of New York.
Other Representations
(a)
First Security Benefit Life Insurance and Annuity Company of New York represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April 2021.
First Security Benefit Life Insurance and Annuity Company of New York (The Depositor)
By:	*
Michael P. Kiley, Chairman of the Board and Chief Executive Officer

Variable Annuity Account A (The Registrant)
By:	*
Michael P. Kiley, Chairman of the Board and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2021.
SIGNATURES AND TITLES

By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Roger S. Offermann, Senior Vice President, Lead Actuary and Director
By:	*
Douglas G. Wolff, President and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer and Director
By:	*
Stephen A. Crane, Director
By:	*
Stephen R. Herbert, Director
By:	*
Wayne S. Diviney, Director
By:	*
Katherine P. White, Director
*By:	CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(l)	Consent of Independent Registered Public Accounting Firm

(o)(1)	Form of Initial Summary Prospectus – EliteDesigns (2011)
(o)(2)	Form of Initial Summary Prospectus – EliteDesigns II